                                                                [EXECUTION COPY]





                                CREDIT AGREEMENT


                          Dated as of January 12, 1996


                                     among


                              GENICOM CORPORATION,
                                  as Borrower,


                        THE SUBSIDIARIES OF THE BORROWER
                        FROM TIME TO TIME PARTY HERETO,
                                 as Guarantors,


                              THE SEVERAL LENDERS
                         FROM TIME TO TIME PARTY HERETO


                                      AND


                          NATIONSBANK OF TEXAS, N.A.,
                                    as Agent


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
                               TABLE OF CONTENTS


SECTION 1                 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.1                  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.2                  Computation of Time Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     1.3                  Accounting Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30

SECTION 2                 CREDIT FACILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     2.1                  Revolving Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     2.2                  Letter of Credit Subfacility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
     2.3                  Swingline Loan Subfacility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
     2.4                  Foreign Currency Loan Subfacility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
     2.5                  Tranche A Term Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
     2.6                  Tranche B Term Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

SECTION 3                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
     3.1                  Default Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
     3.2                  Extension and Conversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
     3.3                  Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
     3.4                  Termination and Reduction of Committed Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
     3.5                  Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
     3.6                  Eurocurrency Reserve Compensation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
     3.7                  Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
     3.8                  Unavailability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
     3.9                  Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
     3.10                 Requirements of Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
     3.11                 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
     3.12                 Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
     3.13                 Pro Rata Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
     3.14                 Sharing of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
     3.15                 Payments, Computations, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
     3.16                 Evidence of Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

SECTION 4                 GUARANTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
     4.1                  The Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
     4.2                  Obligations Unconditional . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
     4.3                  Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
     4.4                  Certain Additional Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
     4.5                  Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
     4.6                  Rights of Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
     4.7                  Continuing Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

SECTION 5                 CONDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
     5.1                  Closing Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
     5.2                  Conditions to Initial Extensions of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
     5.3                  Conditions to all Extensions of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72

SECTION 6                 REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
     6.1                  Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
     6.2                  No Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
     6.3                  Organization; Existence; Compliance with Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74





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
     6.4                  Power; Authorization; Enforceable Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
     6.5                  No Legal Bar  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
     6.6                  No Material Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
     6.7                  No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
     6.8                  Ownership of Property; Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
     6.9                  Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
     6.10                 No Burdensome Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
     6.11                 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
     6.12                 ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
     6.13                 Governmental Regulations, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
     6.14                 Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
     6.15                 Purpose of Loans and Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
     6.16                 Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80

SECTION 7                 AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
     7.1                  Information Covenants.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
     7.2                  Preservation of Existence and Franchises  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
     7.3                  Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
     7.4                  Compliance with Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
     7.5                  Payment of Taxes and Other Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
     7.6                  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86
     7.7                  Maintenance of Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86
     7.8                  Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86
     7.9                  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86
     7.10                 Audits/Inspections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86
     7.11                 Financial Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
     7.12                 Additional Credit Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88
     7.13                 Pledged Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
     7.14                 Interest Rate Protection Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
     7.15                 Ownership of Subsidiaries; Domestic Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
     7.16                 Payment of Subordinated Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
     7.17                 Further Assurances Regarding Real Property Collateral . . . . . . . . . . . . . . . . . . . . . . . .   90

SECTION 8                 NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
     8.1                  Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
     8.2                  Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93
     8.3                  Nature of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93
     8.4                  Consolidation, Merger, Sale or Purchase of Assets, etc  . . . . . . . . . . . . . . . . . . . . . . .   93
     8.5                  Advances, Investments, Loans, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
     8.6                  Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
     8.7                  Prepayments of Indebtedness, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
     8.8                  Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
     8.9                  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
     8.10                 Limitation on Restrictions on Subsidiary Dividends and Other Distributions, etc . . . . . . . . . . .   97
     8.11                 Issuance and Sale of Subsidiary Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
     8.12                 Sale Leasebacks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
     8.13                 No Further Negative Pledges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98
     8.14                 Operating Lease Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98





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
SECTION 9                 EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98
     9.1                  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98
     9.2                  Acceleration; Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101

SECTION 10                AGENCY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  102
     10.1                 Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  102
     10.2                 Delegation of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  102
     10.3                 Exculpatory Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  102
     10.4                 Reliance on Communications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  103
     10.5                 Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  103
     10.6                 Non-Reliance on Agent and Other Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  104
     10.7                 Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  104
     10.8                 Agent in its Individual Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
     10.9                 Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105

SECTION 11                MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
     11.1                 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
     11.2                 Right of Set-Off  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
     11.3                 Benefit of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107
     11.4                 No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110
     11.5                 Payment of Expenses, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110
     11.6                 Amendments, Waivers and Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  111
     11.7                 Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  112
     11.8                 Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  112
     11.9                 Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  112
     11.10                Governing Law; Submission to Jurisdiction; Venue  . . . . . . . . . . . . . . . . . . . . . . . . . .  112
     11.11                Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  113
     11.12                Entirety  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  113
     11.13                Binding Effect; Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  113
     11.14                Judgment Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  114
     11.15                Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  114
     11.16                Source of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  115
     11.17                Conflict  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  115





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                                   SCHEDULES

Schedule 1.1A             Ogden Assets
Schedule 1.1B             Investments
Schedule 1.1C             Liens
Schedule 1.1D             Form of Pledge Agreement
Schedule 1.1E             Form of Security Agreement
Schedule 1.1F-1           Form of U.K. Security Agreement -
                          Genicom Corporation
Schedule 1.1F-2           Form of U.K. Security Agreement -
                          Genicom Ltd.
Schedule 2.1(a)           Lenders, Commitments and Commitment Percentages
Schedule 2.1(b)(i)        Form of Notice of Borrowing
Schedule 2.1(e)           Form of Revolving Note
Schedule 2.3(d)           Form of Swingline Note
Schedule 2.4(e)           Form of Foreign Currency Note
Schedule 2.5(e)           Form of Tranche A Term Note
Schedule 2.6(f)           Form of Tranche B Term Note
Schedule 3.2              Form of Notice of Extension/Conversion
Schedule 5.1(m)           Form of Legal Opinion of McGuire, Woods, Battle & Boothe
Schedule 5.1(n)           Form of Opinion of Berwin Leighton
Schedule 6.4 Required Consents, Authorizations, Notices and Filings
Schedule 6.6              Litigation
Schedule 6.12             ERISA
Schedule 6.14             Subsidiaries
Schedule 6.16             Environmental Disclosures
Schedule 7.1(c)           Form of Officer's Compliance Certificate
Schedule 7.1(e)           Form of Borrowing Base Certificate
Schedule 7.12             Form of Joinder Agreement
Schedule 7.17(a)          Mortgage Properties
Schedule 8.1              Indebtedness
Schedule 8.8              Affiliate Transactions
Schedule 11.3             Form of Assignment and Acceptance





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
                                CREDIT AGREEMENT



         THIS CREDIT AGREEMENT dated as of January 12, 1996 (the "Credit Agreement"), is by and among GENICOM CORPORATION, a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower identified on the signature pages hereto and such other subsidiaries of the Borrower as may from time to time become a party hereto (the "Guarantors"), the several lenders identified on the signature pages hereto and such other lenders as may from time to time become a party hereto (the "Lenders") and NATIONSBANK OF TEXAS, N.A., as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H

         WHEREAS, the Borrower has requested that the Lenders provide a $75,000,000 credit facility for the purposes hereinafter set forth;

         WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   SECTION 1

                                  DEFINITIONS

         1.1 Definitions. As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

                 "Additional Credit Party" means each Person that becomes a Guarantor after the Closing Date by execution of a Joinder Agreement.

                 "Affiliate" means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the equity interest in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms





                                    - 1 -
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
         "controlling" and "controlled" have meanings correlative to the foregoing.


                 "Agent" shall have the meaning assigned to such term in the heading hereof.

                 "Agent's Fee Letter" means that certain letter agreement, dated as of November 20, 1995, between the Agent and the Borrower, as amended, modified, supplemented or replaced from time to time.

                 "Agent's Fees" shall have the meaning assigned to such term in Section 3.5(c).

                 "Alternative Assets" means, in connection with any proposed Asset Disposition pursuant to the terms of Section 8.4(b)(iv), fixed assets (whether new, additional or replacement assets but exclusive of assets acquired in the course of regular upkeep and maintenance) which are similar in nature or purpose to other assets owned or leased by the Borrower and/or its Subsidiaries prior to or at the time of the acquisition of such fixed assets and useful in the conduct of the business of the Borrower and its Subsidiaries as permitted to be conducted pursuant to Section 8.3.

                 "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Eurodollar Loan which is a Revolving Loan, Tranche A Term Loan or Foreign Currency Loan or for any Base Rate Loan which is a Revolving Loan or Tranche A Term Loan, the applicable rate of the Unused Fees for any day for purposes of
         Section 3.5(a) or the applicable rate of the Letter of Credit Fee for any day for purposes of Section 3.5(b)(i), the appropriate applicable percentage corresponding to the Consolidated Funded Debt Coverage Ratio in effect as of the most recent Calculation Date:


                                               Applicable
                                             Percentage for
                                               Eurodollar               Applicable
                                             Loans which are          Percentage for
                                            Revolving Loans,             Base Rate               Applicable
                  Consolidated Funded     Tranche A Term Loans        Loans which are          Percentage for          Applicable
     Pricing         Debt Coverage         or Foreign Currency      Revolving Loans or        Letter of Credit       Percentage for
      Level              Ratio                    Loans            Tranche A Term Loans             Fee               Unused Fees




                                    - 2 -

        I        Greater than or equal            2.50%                    1.25%                   2.50%                 0.50%
                 to 3.00 to 1.00

       II        Greater than or equal            2.25%                    1.00%                   2.25%                 0.50%
                 to 2.50 to 1.00 but
                 less than 3.00 to
                 1.00

       III       Greater than or equal            2.00%                    0.75%                   2.00%                 0.375%
                 to 2.00 to 1.00 but
                 less than 2.50 to
                 1.00
       IV        Greater than or equal            1.75%                    0.50%                   1.75%                 0.375%
                 to 1.50 to 1.00 but
                 less than 2.00 to
                 1.00

        V        Less than 1.50 to                1.50%                    0.25%                   1.50%                0.3125%
                 1.00

         Determination of the appropriate Applicable Percentages based on the Consolidated Funded Debt Coverage Ratio shall be made for each Calculation Date upon receipt by the Agent of the Required Financial Information for such Calculation Date. The Consolidated Funded Debt Coverage Ratio in effect as of a Calculation Date shall establish the Applicable Percentages that shall be effective as of the date designated by the Agent as the Applicable Percentage Change Date. The Agent shall determine the Applicable Percentages as of each Calculation Date and shall promptly notify the Borrower and the Lenders of the Applicable Percentages so determined and of the Applicable Percentage Change Date. Such determinations by the Agent of the Applicable Percentages shall be conclusive absent demonstrable error. The initial Applicable Percentages shall be based on Pricing Level II until the first Applicable Percentage Change Date occurring after the Closing Date.

                 "Applicable Percentage Change Date" means, with respect to any Calculation Date, a date designated by the Agent that is not more than five (5) Business Days after receipt by the Agent of the Required Financial Information for such Calculation Date.

                 "Application Period" shall have the meaning assigned to such term in Section 8.4(b)(iv).

                 "Asset Disposition" means any sale, lease, transfer or other disposition (including any such transaction effected





                                    - 3 -
         by way of merger, amalgamation or consolidation) by the Borrower or any of its Subsidiaries subsequent to the Closing Date of any asset (including stock in Subsidiaries), including without limitation any sale leaseback transaction (whether or not involving a Capital Lease), but excluding (a) the sale of inventory in the ordinary course of business for fair consideration, (b) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business, (c) the sale or other disposition of the Ogden Assets in accordance with the terms of Section 8.4(b)(iii), and (d) any Equity Transaction.

                 "Asset Disposition Prepayment Event" means, with respect to any Asset Disposition made pursuant to the terms of Section 8.4(b)(iv), the failure of the Borrower to apply (or cause its applicable Subsidiary to apply) an amount equal to the Net Proceeds of such Asset Disposition to the purchase, acquisition or construction of Alternative Assets during the Application Period for such Asset Disposition.

                 "Available Foreign Currency" means (i) British Pounds Sterling, French Francs, Deutsche Marks, Japanese Yen, Italian Lira and Canadian Dollars and (ii) any other freely available currency which is freely transferrable and freely convertible into Dollars and in which dealings in deposits are carried on in the London interbank market, which shall be requested by the Borrower and approved by each Lender.

                 "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

                 "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency





                                    - 4 -
         or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

                 "Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

                 "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

                 "Borrower" means the Person identified as such in the heading hereof, together with any permitted successors and assigns.

                 "Borrower's Obligations" means, without duplication, (i) all of the obligations of the Borrower to the Lenders (including the Issuing Lender and the Swingline Lender) and the Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents and (ii) all liabilities and obligations, whenever arising, owing from the Borrower to any Lender or any affiliate of a Lender arising under interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

                 "Borrowing Base" means, as of any day, the sum of (a) 80% of Eligible Receivables and (b) 40% of Eligible Inventory, in each case as set forth in the most recent Borrowing Base Report delivered to the Agent and the Lenders in accordance with the terms of Section 7.1(e); provided,





                                    - 5 -
         however, that the amount determined pursuant to clause (b) above shall not exceed 50% of the total Borrowing Base.

                 "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Dallas, Texas are authorized or required by law to close, except that, (i) when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England and New York, New York and (ii) when used in connection with a Foreign Currency Loan, such day shall also be a day on which dealings in the applicable Available Foreign Currency are being carried on in the interbank eurocurrency market.

                 "Calculation Date" means the last day of each fiscal quarter of the Borrower.

                 "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP is or should be accounted for as a capital lease on the balance sheet of that Person.

                 "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender or (ii) any domestic commercial bank of recognized standing (y) having capital and surplus in excess of $500,000,000 and (z) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Lender"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Lender (or by the parent company thereof) and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by a Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) obligations of any State of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under Section 103 of the Code, having a long term rating of at least Aa-3 or AA- by Moody's or S&P,





                                    - 6 -
         respectively, and maturing within three years from the date of acquisition thereof, (f) Investments in municipal auction preferred stock (i) rated AAA (or the equivalent thereof) or better by S&P or Aaa (or the equivalent thereof) or better by Moody's and (ii) with dividends that reset at least once every 365 days and (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $100,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a), (b), (c), (e) and (f).

                 "Change of Control" means the occurrence of any of the following events: (i) after the Closing Date, any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 25% or more of the combined voting power of all Voting Stock of the Borrower, or (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

                 "Closing Date" means the date hereof.

                 "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

                 "Collateral" means a collective reference to the collateral which at any time will be covered by the Collateral Documents.





                                    - 7 -

                 "Collateral Documents" means a collective reference to the Security Agreement, the Pledge Agreement, the Mortgage Instruments, the U.K. Security Agreements and such other documents executed and delivered in connection with the attachment and perfection of the Agent's security interests and liens arising thereunder, including without limitation, UCC financing statements.

                 "Commitment" means (i) with respect to each Lender, the Revolving Commitment of such Lender, the Tranche A Term Loan Commitment of such Lender and the Tranche B Term Loan Commitment of such Lender, (ii) with respect to the Swingline Lender, the Swingline Commitment and (iii) with respect to the Issuing Lender, the LOC Commitment.

                 "Consolidated Capital Expenditures" means, for any period, all capital expenditures (excluding acquisitions permitted by the terms of Section 8.4(c)) of the Borrower and its Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP.

                 "Consolidated Capitalization" means, at any time, the sum of
         (i) Consolidated Net Worth at such time plus (ii) all Funded Indebtedness of the Borrower and its Subsidiaries on a consolidated basis at such time.

                 "Consolidated Cash Taxes" means, for any period, all cash taxes of the Borrower and its Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP.

                 "Consolidated Debt to Capitalization Ratio" means, as of any Calculation Date, the ratio of (i) Funded Indebtedness of the Borrower and its Subsidiaries on a consolidated basis as of such Calculation Date, to (ii) Consolidated Capitalization as of such Calculation Date.

                 "Consolidated EBITDA" means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes and (C) depreciation and amortization expense, all as determined in accordance with GAAP.

                 "Consolidated Fixed Charge Coverage Ratio" means, as of any Calculation Date, the ratio of (i) Consolidated EBITDA for the applicable period ending as of such Calculation Date minus Consolidated Capital Expenditures for the applicable period ending as of such Calculation Date, to (ii) Consolidated Interest Expense for the applicable period ending as of such Calculation Date plus Consolidated Scheduled Funded Indebtedness Payments for the applicable





                                    - 8 -
         period ending as of such Calculation Date plus Restricted Payments by the Borrower and its Subsidiaries on a consolidated basis for the applicable period ending as of such Calculation Date.

                 "Consolidated Funded Debt Coverage Ratio" means, as of any Calculation Date, the ratio of (i) Funded Indebtedness of the Borrower and its Subsidiaries on a consolidated basis as of such Calculation Date, to (ii) Consolidated EBITDA for the four-quarter period ended as of such Calculation Date minus Consolidated Capital Expenditures for the four-quarter period ended as of such Calculation Date.

                 "Consolidated Intangible Assets" means, at any time, all assets of the Borrower and its Subsidiaries on a consolidated basis at such time consisting of goodwill, patents, tradenames, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, non-current deferred assets and such other assets of the Borrower and its Subsidiaries which, in accordance with GAAP, would be classified as "intangible assets."

                 "Consolidated Interest Expense" means, for any period, interest expense of the Borrower and its Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP.

                 "Consolidated Net Income" means, for any period, net income (excluding extraordinary items) after taxes for such period of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                 "Consolidated Net Worth" means, at any time, total shareholders' equity of the Borrower and its Subsidiaries on a consolidated basis at such time, as determined in accordance with GAAP.

                 "Consolidated Scheduled Funded Indebtedness Payments" means, for any period, the scheduled payments of principal on Funded Indebtedness for the Borrower and its Subsidiaries on a consolidated basis for such period.

                 "Consolidated Tangible Net Worth" means, at any time, Consolidated Net Worth at such time minus Consolidated Intangible Assets at such time, provided, however, that foreign currency translation adjustments and pension liability adjustments shall not be taken into account in calculating Consolidated Tangible Net Worth.

                 "Consolidated Total Assets" means, at any time, all items which, in accordance with GAAP, would be classified at such time as assets on a consolidated balance sheet of the Borrower and its Subsidiaries.





                                    - 9 -

                 "Consolidated Working Capital" means, at any time, with respect to the Borrower and its Subsidiaries on a consolidated basis,
         (a) the sum of inventory (based on a FIFO valuation), current receivables (including trade receivables and current rent receivables) and prepaid expenses, minus (b) the sum of accrued expenses currently payable and trade payables, as each of such items would appear on a consolidated balance sheet of the Borrower and its Subsidiaries at such time, as determined in accordance with GAAP.

                 "Controlled Group" means (i) the controlled group of corporations as defined in Section 414(b) of the Code and the applicable regulations thereunder, or (ii) the group of trades or businesses under common control as defined in Section 414(c) of the Code and the applicable regulations thereunder, of which the Borrower or any of its Subsidiaries is a member.

                 "Credit Documents" means a collective reference to this Credit Agreement, the Notes, the LOC Documents, each Joinder Agreement, the Agent's Fee Letter, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

                 "Credit Party" means any of the Borrower and the Guarantors.

                 "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                 "Determination Date" means with respect to any Foreign Currency Loan:

                 (a) the date two Business Days prior to the date such Loan is made;

                 (b) the last Business Day of each month or the date two Business Days prior to the date such Loan is continued from the current Interest Period of such Loan into a subsequent Interest Period or is converted from a Loan in one Available Foreign Currency into a Loan in another Available Foreign Currency; or

                 (c) the date of any reduction of the Revolving Committed Amount pursuant to the terms of Section 3.4(a).

                 "Dollars" and "$" means dollars in lawful currency of the United States of America.





                                    - 10 -

                 "Dollar Amount" means (a) with respect to Dollars or an amount denominated in Dollars, such amount and (b) with respect to an amount of any Available Foreign Currency or an amount denominated in such Available Foreign Currency, the Dollar Equivalent of such amount on the applicable date contemplated in this Credit Agreement.

                 "Dollar Equivalent" means, on any date, with respect to an amount denominated in an Available Foreign Currency, the amount of Dollars into which the Agent could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Available Foreign Currency at its spot rate of exchange (inclusive of all reasonable related costs of conversion) applicable to the relevant transaction at or about 10:00 A.M., Dallas, Texas time, on such date.

                 "Domestic Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

                 "Effective Date" means the date on which the conditions set forth in Section 5.2 to the making of the initial Loans and/or the issuance of the initial Letter of Credit, as applicable, shall have been fulfilled (or waived in the sole discretion of the Lenders) and on which the initial Loans shall have been made and/or the initial Letters of Credit shall have been issued.

                 "Eligible Assignees" means (i) any Lender or any Affiliate or Subsidiary of a Lender, and (ii) any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) approved by the Agent and the Borrower (which approval shall not be unreasonably withheld).

                 "Eligible Inventory" means, as of any date of determination and without duplication, the lower of the aggregate book value (based on a FIFO or a moving average cost valuation, consistently applied) or fair market value of all raw materials, work in process and finished goods inventory owned by the Borrower less appropriate reserves determined in accordance with GAAP but excluding in any event (i) inventory subject to any Lien, other than any Permitted Lien, (ii) inventory which is not in good condition or fails to meet standards for sale or use imposed by governmental agencies, departments or divisions having regulatory authority over such goods, (iii) inventory which is not useable or saleable at prices approximating their cost in the ordinary course of the Borrower's business (including without duplication the amount of any reserves for obsolescence, unsalability or decline in value), (iv) inventory located outside of the United States, other than





                                    - 11 -
         inventory of the Borrower in an aggregate amount not to exceed $10,000,000 located in the Genicom International Distribution Center in Colchester, Essex, England, (v) inventory located at a location leased by the Borrower (including without limitation the inventory located in Colchester, Essex, England described in clause (iv) above) with respect to which the Agent or the Required Lenders shall have requested and the Agent shall not have received a landlord's waiver satisfactory to the Agent, (vi) inventory which is leased or on consignment and (vii) inventory which fails to meet such other specifications and requirements as may from time to time be established by the Agent in its reasonable discretion.

                 "Eligible Receivables" means, as of any date of determination and without duplication, the aggregate book value of all accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business (collectively, the "Receivables"), owned by or owing to the Borrower, net of allowances and reserves for doubtful or uncollectible accounts and sales adjustments consistent with the Borrower's internal policies and in any event in accordance with GAAP, but excluding in any event (i) Receivables subject to any Lien, other than any Permitted Lien, (ii) Receivables which are more than 90 days from the date of invoice (net of reserves for bad debts in connection with any such Receivables), (iii) 50% of the book value of any Receivable not otherwise excluded by clause (ii) above but owing from an account debtor which is the account debtor on any existing Receivable then excluded by such clause (ii), unless the exclusion by such clause (ii) is a result of a legitimate dispute by the account debtor and the applicable Receivable is no more than 90 days past due, (iv) Receivables evidenced by notes, chattel paper or other instruments, unless such notes, chattel paper or instruments (a) have been delivered to and are in the possession of the Agent or (b) the aggregate amount of the Receivables evidenced thereby is not greater than $50,000, (v) Receivables owing by an account debtor which is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind, other than any Receivable arising after the commencement of a bankruptcy or insolvency proceeding against the applicable account debtor and which either arise from a C.O.D. sale or is secured by a perfected first priority lien in favor of the Borrower, provided that the aggregate amount of all such Receivables under this clause (v) shall not exceed $100,000, (vi) Receivables owing by an account debtor located outside of the United States (unless payment for the goods shipped is secured by an irrevocable letter of credit in a form and from an institution acceptable to the Agent), (vii) Receivables which are contingent or subject to offset, deduction, counterclaim, dispute or other defense to payment, in each





                                    - 12 -
         case to the extent of such offset, deduction, counterclaim, dispute or other defense, (viii) Receivables for which any direct or indirect Subsidiary of the Borrower or any Affiliate of the Borrower is the account debtor, (ix) Receivables representing a sale to the government of the United States of America or any subdivision thereof unless the Borrower has complied (to the satisfaction of the Agent), with respect to the granting of a security interest in such Receivable, with the Federal Assignment of Claims Act or other similar applicable law and
         (x) Receivables which fail to meet such other specifications and requirements as may from time to time be established by the Agent in its reasonable discretion.

                 "Environmental Laws" means any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

                 "Equity Transaction" means any issuance by the Borrower or any of its Subsidiaries to any Person of (i) shares of its capital stock or other equity interests, (ii) any shares of its capital stock or other equity interests pursuant to the exercise of options or warrants or (iii) any shares of its capital stock or other equity interests pursuant to the conversion of any debt securities to equity.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                 "ERISA Affiliate" means an entity, whether or not incorporated, which is under common control with the Borrower or of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower or any of its Subsidiaries and which is treated as a single employer under Sections 414(b), (c), (m), or (o) of the Code.

                 "Eurodollar Loan" means any Loan bearing interest at a rate determined by reference to the Eurodollar Rate.

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                 "Eurodollar Rate" means, for the Interest Period for each
         Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate equal to (i) with respect to any Eurodollar Loan which is not a Foreign Currency Loan for the Interest Period applicable thereto, the per annum rate of interest determined by the office of the Agent on the basis of the offered rates for deposits in Dollars (for a period of time corresponding to such Interest Period and commencing on the first day of such Interest Period) which appear on Telerate Page 3750 as of 11:00 a.m. (London time) two Business Days before the first day of such Interest Period (provided that if at least two such offered rates appear on Telerate Page 3750, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates), and (ii) with respect to any Foreign Currency Loan for the Interest Period applicable thereto, the per annum rate of interest determined by the office of the Agent on the basis of the offered rates for deposits in the relevant Available Foreign Currency (for a period of time corresponding to such Interest Period and commencing on the first day of such Interest Period) which appear on Telerate Page 3750 as of 11:00 a.m. (London time) two Business Days before the first day of such Interest Period (provided that if at least two such offered rates appear on Telerate Page 3750, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates). If for any reason the foregoing rates are unavailable from the Telerate service then a market rate as determined by the Agent.,

                 "Eurodollar Reserve Percentage" means for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined).

                 "Event of Default" means such term as defined in Section 9.1.

                 "Excess Cash Flow" means, for any fiscal year period of the Borrower and its Subsidiaries, Consolidated EBITDA for such fiscal year, plus Net Proceeds from all Equity Transactions occurring during such fiscal year, plus the actual negative change (if any) or minus the actual positive change (if any) in Consolidated Working Capital as of the last day of such fiscal year since the last day of the

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         preceding fiscal year, minus Consolidated Interest Expense for such fiscal year, minus Consolidated Scheduled Funded Indebtedness Payments for such fiscal year, minus Consolidated Cash Taxes for such fiscal year, minus Consolidated Capital Expenditures for such fiscal year, minus the aggregate purchase prices (except to the extent consisting of capital stock or other securities of the Borrower), together with all related costs and expenses (excluding intercompany items), paid or incurred by the Borrower or any of its Subsidiaries for acquisitions of capital stock or securities or all or any substantial part of the Property of any Person (other than the Borrower or any of its Subsidiaries) during the period from the date immediately succeeding the date of the annual mandatory prepayment pursuant to Section 3.3(c)(ii) for the prior fiscal year (or, with respect to fiscal year 1996, the Closing Date) until the date of the annual mandatory prepayment pursuant to Section 3.3(c)(ii) for such fiscal year.

                 "Existing Credit Facility" means that certain Loan and Security Agreement dated as of September 25, 1990, as amended from time to time thereafter, by and among the Borrower, Genicom Foreign Sales Corporation, Enterprising Service Solutions Corporation and Printer Systems Corporation and The CIT Group/Credit Finance, Inc.

                 "Fees" means all fees payable pursuant to Section 3.5.

                 "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent.

                 "Flood Hazard Property" shall have the meaning assigned to such term in Section 7.17(f).

                 "Foreign Currency Commitment" means, with respect to each Lender, the commitment of such Lender to make Foreign Currency Loans in an aggregate principal amount at any time outstanding of up to such Lender's Foreign Currency Commitment Percentage of the Foreign Currency Committed Amount.

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                 "Foreign Currency Commitment Percentage" means, for any
         Lender, the percentage identified as its Foreign Currency Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                 "Foreign Currency Committed Amount" shall have the meaning assigned to such term in Section 2.4(a).

                 "Foreign Currency Equivalent" means, on any date, with respect to an amount denominated in Dollars, the amount of any applicable Available Foreign Currency into which the Agent could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Dollars at its spot rate of exchange (inclusive of all reasonable related costs of conversion) applicable to the relevant transaction at or about 10:00 A.M., Dallas, Texas time, on such date.

                 "Foreign Currency Loans" shall have the meaning assigned to such term in Section 2.4(a).

                 "Foreign Currency Note" means a promissory note of the Borrower in favor of a Lender delivered pursuant to Section 2.4(e) and evidencing the Foreign Currency Loans of such Lender, as such promissory note may be amended, modified, restated or replaced from time to time.

                 "Foreign Subsidiary", of any Person, means any Subsidiary of such Person which is not a Domestic Subsidiary of such Person.

                 "Funded Indebtedness" means, with respect to any Person, without duplication, (i) all Indebtedness of such Person for borrowed money, (ii) all purchase money Indebtedness of such Person, including without limitation the principal portion of all obligations of such Person under Capital Leases, (iii) all Guaranty Obligations of such Person with respect to Funded Indebtedness of another Person, (iv) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed) and (v) all Funded Indebtedness of another Person secured by a Lien on any Property of such Person, whether or not such Funded Indebtedness has been assumed. The Funded Indebtedness of any Person (x) shall include the Funded Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer (except for any such Funded Indebtedness with respect to which the holder thereof is limited to the assets of such partnership or joint venture) and (y) shall not include any Intercompany Indebtedness of such Person.

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                 "GAAP" means generally accepted accounting principles in the
         United States applied on a consistent basis and subject to the terms of Section 1.3 hereof.

                 "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

                 "Guarantor" means each of those Persons identified as a "Guarantor" on the signature pages hereto, and each Additional Credit Party which may hereafter execute a Joinder Agreement, together with their permitted successors and assigns.

                 "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount of the Indebtedness in respect of which such Guaranty Obligation is made.

                 "Indebtedness" of any Person means (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a

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         balance sheet of such Person, (v) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements,
         (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vii) all Guaranty Obligations of such Person, (viii) the principal portion of all obligations of such Person under Capital Leases, (ix) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, (x) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed) and (xi) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date. The Indebtedness of any Person shall include (i) the Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer (except for any such Indebtedness with respect to which the holder thereof is limited to the assets of such partnership or joint venture) and (ii) intercompany items.

                 "Initial Interest Rate Period" means the period commencing as of the Closing Date and ending March 15, 1996, during which time all Eurodollar Loans shall have an Interest Period of one (1) month.

                 "Intercompany Indebtedness" means any Indebtedness which (i) is owing by a Credit Party to the Borrower or any of its Subsidiaries and (ii) by its terms is specifically subordinated in right of payment to the prior payment of the obligations of the Credit Parties under this Credit Agreement and the other Credit Documents on terms and conditions reasonably satisfactory to the Agent.

                 "Interest Payment Date" means (i) as to any Base Rate Loan other than a Swingline Loan, the last day of each March, June, September and December and the Termination Date, (ii) as to any Eurodollar Loan, the last day of each Interest Period for such Loan and the Termination Date, and in addition where the applicable Interest Period is more than 3 months, then also on the date 3 months from the beginning of the Interest Period, and each 3 months thereafter, and (iii) as to any Swingline Loan, the last day of each calendar month and the Termination Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to





                                    - 18 -
         be the next succeeding Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

                 "Interest Period" means (i) as to any Eurodollar Loan, a period of one, two, three or six month's duration, as the Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals), and (ii) as to any Swingline Loan, a period commencing in each case on the date of the borrowing and ending on the date agreed to by the Borrower and the Swingline Lender in accordance with the provisions of Section 2.3(b)(i) (such ending date in any event to be not more than seven (7) Business Days from the date of borrowing); provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Termination Date, (C) with regard to the Tranche A Term Loan, no Interest Period shall extend beyond any principal amortization payment date unless the portion of the Tranche A Term Loan comprised of Base Rate Loans together with the portion of the Tranche A Term Loan comprised of Eurodollar Loans with Interest Periods expiring prior to the date such principal amortization payment is due, is at least equal to the amount of such principal amortization payment due on such date, (D) with regard to the Tranche B Term Loan, no Interest Period shall extend beyond any principal amortization payment date unless the portion of the Tranche B Term Loan comprised of Base Rate Loans together with the portion of the Tranche B Term Loan comprised of Eurodollar Loans with Interest Periods expiring prior to the date such principal amortization payment is due, is at least equal to the amount of such principal amortization payment due on such date, and (E) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

                 "Investment", in any Person, means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any Guaranty Obligation incurred for the benefit of such Person.

                 "Issuing Lender" means NationsBank.





                                    - 19 -
                                     E-24
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                 "Issuing Lender Fees" shall have the meaning assigned to such term in Section 3.5(b)(ii).

                 "Joinder Agreement" means a Joinder Agreement substantially in the form of Schedule 7.12 hereto, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 7.12.

                 "Lenders" means each of the Persons identified as a "Lender" on the signature pages hereto, and each Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

                 "Letter of Credit" means any standby letter of credit issued by the Issuing Lender in accordance with the terms of Section 2.2.

                 "Letter of Credit Fee" shall have the meaning assigned to such term in Section 3.5(b)(i).

                 "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement and any lease in the nature thereof).

                 "Loan" or "Loans" means the Revolving Loans, the Tranche A Term Loan, the Tranche B Term Loan (or any Revolving Loan, any portion of the Tranche A Term Loan or any portion of the Tranche B Term Loan bearing interest at the Base Rate or the Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar Loan), the Swingline Loans and/or any Foreign Currency Loan (or any Foreign Currency Loan referred to as a Eurodollar Loan), individually or collectively, as appropriate.

                 "LOC Commitment" means the commitment of the Issuing Lender to issue Letters of Credit in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount in accordance with the provisions of Section 2.2(a).

                 "LOC Committed Amount" shall have the meaning assigned to such term in Section 2.2.

                 "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or





                                    - 20 -
         applicable only to such Letter of Credit) governing or providing for
         (i) the rights and obligations of the parties concerned or at risk or
         (ii) any collateral security for such obligations.

                 "LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

                 "Material Adverse Effect" means a material adverse effect on
         (i) the condition (financial or otherwise), operations, business, assets or liabilities of the Borrower or of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of any Credit Party to perform any material obligation under the Credit Documents or (iii) the material rights and remedies of the Lenders under the Credit Documents.

                 "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                 "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

                 "Mortgage Instruments" shall have the meaning assigned such term in Section 7.17(a).

                 "Mortgage Policies" shall have the meaning assigned such term in Section 7.17(e).

                 "Mortgaged Properties" shall have the meaning assigned such term in Section 7.17(a).

                 "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

                 "Multiple Employer Plan" means a Plan which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate and at least one employer other than the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate are contributing sponsors.





                                    - 21 -

                 "NationsBank" means NationsBank of Texas, N.A. and its successors.

                 "Net Proceeds" means proceeds received by the Borrower or any of its Subsidiaries from time to time in connection with any Asset Disposition or Equity Transaction, net of the actual costs (excluding intercompany items) and taxes incurred by such Person in connection with and attributable to such Asset Disposition or Equity Transaction, as applicable.

                 "Non-Excluded Taxes" means such term as is defined in Section 3.11.

                 "Note" or "Notes" means any Revolving Note, the Swingline Note, any Foreign Currency Note, any Tranche A Term Note or any Tranche B Term Note, as the context may require.

                 "Notice of Borrowing" means a written notice of borrowing in substantially the form of Schedule 2.1(b)(i), as required by Section 2.1(b)(i), Section 2.4(b)(i), Section 2.5(b)(i) or Section 2.6(b).

                 "Notice of Extension/Conversion" means the written notice of extension or conversion in substantially the form of Schedule 3.2 as required by Section 3.2.

                 "Ogden Assets" means the equipment, tools, fixtures and inventories of raw materials, parts and work in process located at the Borrower's McAllen, Texas and Reynosa, Mexico facilities and more specifically described on Schedule 1.1A attached hereto.

                 "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

                 "Participation Interest" means, the extension of credit by a Lender by way of a purchase of a participation in any Letters of Credit or LOC Obligations as provided in Section 2.2(c), in Swingline Loans as provided in Section 2.3(b)(iii) or in any Loans as provided in Section 3.14.

                 "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

                 "Permitted Investments" means Investments which are either (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by the Borrower or any





                                    - 22 -
         of its Subsidiaries in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of stock, obligations, securities or other property received by the Borrower or any of its Subsidiaries in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 1.1B, (v) additional Investments in any Subsidiary of the Borrower which is a Guarantor;
         (vi) subject to the terms of Section 7.15(b), additional Investments in Subsidiaries of the Borrower which are not Guarantors not to exceed $10,000,000 at any one time outstanding; (vii) Guaranty Obligations permitted by Section 8.1; (viii) acquisitions permitted by Section 8.4(c); (ix) transactions permitted by Section 8.8; and (x) loans to directors, officers, employees, agents, customers or suppliers that do not exceed an aggregate principal amount of $1,000,000 at any one time outstanding.

                 "Permitted Liens" means:

                          (i) Liens in favor of the Agent on behalf of the
                 Lenders;

                          (ii) Liens (other than Liens created or imposed under
                 ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                          (iii) statutory Liens of landlords and Liens of
                 carriers, warehousemen, mechanics, materialmen and suppliers and other liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                          (iv) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by the Borrower or any of its Subsidiaries in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government





                                    - 23 -
                 contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                          (v)  Liens in connection with attachments or
                 judgments (including judgment or appeal bonds) provided that the judgments secured shall, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

                          (vi) easements, rights-of-way, restrictions
                 (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                          (vii) Liens on Property of the Borrower or any of its
                 Subsidiaries securing purchase money Indebtedness (including Capital Leases) of such Person to the extent permitted under
                 Section 8.1(b) or (c), provided that any such Lien attaches to such Property concurrently with or within 90 days after the acquisition thereof;

                          (viii) leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

                          (ix) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

                          (x) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

                          (xi) Liens on Property of Genicom Canada Inc.
                 securing Indebtedness permitted under Section 8.1(g)(i); and

                          (xii) Liens existing as of the Closing Date and set
                 forth on Schedule 1.1C; provided that no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Closing Date.

                 "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.





                                    - 24 -

                 "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of
         Section 3(5) of ERISA.

                 "Pledge Agreement" means the pledge agreement dated as of the Closing Date in the form of Schedule 1.1D to be executed in favor of the Agent by the Borrower and each of the Guarantors.

                 "Prime Rate" means the rate of interest per annum publicly announced from time to time by NationsBank as its prime rate in effect at its principal office in Dallas, Texas, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by NationsBank in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by NationsBank to any debtor).

                 "Pro Forma Basis" means, with respect to any transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent Calculation Date preceding the date of such transaction with respect to which the Agent has received the Required Financial Information.
         As used herein, "transaction" means (i) any corporate merger or consolidation as referred to in Section 8.4(a), (ii) any sale or other disposition of assets as referred to in Section 8.4(b) or (iii) any acquisition of capital stock or securities or any purchase, lease or other acquisition of Property as referred to in Section 8.4(c).

                 "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                 "Register" shall have the meaning given such term in Section 11.3(c).

                 "Regulation D, G, U, or X" means Regulation D, G, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Reportable Event" means any of the events set forth in
         Section 4043(c) of ERISA, other than those events as to which the post-event notice requirement is waived under subsections .13, .14, .18, .19, or .20 of PBGC Reg. Section 2615.





                                    - 25 -
                                     E-30
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                 "Required Financial Information" means, with respect to the applicable Calculation Date, (i) the financial statements of the Borrower required to be delivered pursuant to Section 7.1(a) or (b)(i) for the fiscal period or quarter ending as of such Calculation Date, and (ii) the certificate of the chief financial officer or treasurer, of the Borrower required by Section 7.1(c) to be delivered with the financial statements described in clause (i) above.

                 "Required Lenders" means, at any time, Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least 51% (or, until the first day that NationsBank shall have no more than 36% of the aggregate Commitments of all the Lenders, 70%) of (i) the Revolving Commitments, the outstanding Tranche A Term Loans (and Participation Interests therein) and the outstanding Tranche B Term Loans (and Participation Interests therein) or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests.

                 "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

                 "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, and (iv) any payment or prepayment of principal of, or interest on, Intercompany Indebtedness.

                 "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender, in an aggregate principal amount at any time outstanding of up to the Dollar Amount of such Lender's Revolving Commitment Percentage of the Revolving Committed Amount, (i) to make Revolving Loans in accordance with the provisions of Section 2.1(a),
         (ii) to purchase participation interests in Letters of Credit in accordance with the provisions of Section 2.2(c), (iii) to purchase participation interests in the Swingline Loans in





                                    - 26 -
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         accordance with the provisions of Section 2.3(b)(iii) and (iv) to make
         Foreign Currency Loans in accordance with the provisions of Section 2.4(a).

                 "Revolving Commitment Percentage" means, for any Lender, the percentage identified as its Revolving Commitment Percentage on
         Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                 "Revolving Committed Amount" shall have the meaning assigned to such term in Section 2.1(a).

                 "Revolving Loans" shall have the meaning assigned to such term in Section 2.1(a).

                 "Revolving Note" means a promissory note of the Borrower in favor of a Lender delivered pursuant to Section 2.1(e) and evidencing the Revolving Loans of such Lender, as such promissory note may be amended, modified, restated or replaced from time to time.

                 "Revolving Unused Fee" shall have the meaning assigned to such term in Section 3.5(a)(i).

                 "Revolving Unused Fee Calculation Period" shall have the meaning assigned to such term in Section 3.5(a)(i).

                 "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

                 "Security Agreement" means the security agreement dated as of the Closing Date in the form of Schedule 1.1E to be executed in favor of the Agent by the Borrower and each of the Guarantors.

                 "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                 "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (i) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the





                                    - 27 -
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         industry in which such Person is engaged or is to engage, (iv) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (v) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                 "Subordinated Notes" means the 12 1/2% Senior Subordinated Notes due February 15, 1997 issued by the Borrower pursuant to that certain Indenture dated February 13, 1987, with Bankers Trust Company, as Trustee.

                 "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and
         (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time.

                 "Swingline Commitment" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount in accordance with the provisions of Section 2.3(a).

                 "Swingline Committed Amount" shall have the meaning assigned to such term in Section 2.3(a).

                 "Swingline Lender" means NationsBank.

                 "Swingline Loan" shall have the meaning assigned to such term in Section 2.3(a).

                 "Swingline Note" means the promissory note of the Borrower in favor of the Swingline Lender delivered pursuant to Section 2.3(d) and evidencing the Swingline Loans, as such promissory note may be amended, modified, restated or replaced from time to time.

                 "Termination Date" means (i) as to the Revolving Loans, Letters of Credit (and the related LOC Obligations), Foreign





                                    - 28 -
                                     E-33
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         Currency Loans and Tranche A Term Loan, December 31, 2000, and (ii) as
         to the Tranche B Term Loan, December 31, 2002.

                 "Termination Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under
         Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; or (vi) the complete or partial withdrawal by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiemployer Plan.

                 "Tranche A Term Loan" shall have the meaning assigned to such term in Section 2.5(a).

                 "Tranche A Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make Tranche A Term Loan advances in an aggregate principal amount of up to such Lender's Tranche A Commitment Percentage of the Tranche A Term Loan Committed Amount.

                 "Tranche A Term Loan Commitment Percentage" means, for any Lender, the percentage identified as its Tranche A Term Loan Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                 "Tranche A Term Loan Committed Amount" shall have the meaning assigned to such term in Section 2.5(a).

                 "Tranche A Term Loan Unused Fee" shall have the meaning assigned to such term in Section 3.5(a)(ii).

                 "Tranche A Term Note" means a promissory note of the Borrower in favor of a Lender delivered pursuant to Section 2.5(e) and evidencing such Lender's portion of the Tranche A Term Loan, as such promissory note may be amended, modified, restated or replaced from time to time.

                 "Tranche B Term Loan" shall have the meaning assigned to such term in Section 2.6(a).

                 "Tranche B Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make its





                                    - 29 -
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         portion of the Tranche B Term Loan in a principal amount equal to such
         Lender's Tranche B Commitment Percentage of the Tranche B Term Loan Committed Amount.

                 "Tranche B Term Loan Commitment Percentage" means, for any Lender, the percentage identified as its Tranche B Term Loan Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                 "Tranche B Term Loan Committed Amount" shall have the meaning assigned to such term in Section 2.6(a).

                 "Tranche B Term Note" means a promissory note of the Borrower in favor of a Lender delivered pursuant to Section 2.6(f) and evidencing such Lender's portion of the Tranche B Term Loan, as such promissory note may be amended, modified, restated or replaced from time to time.

                 "U.K. Security Agreements" means a collective reference to (i) the debenture dated as of the Closing Date in the form of Schedule 1.1F-1 to be executed in favor of the Agent by the Borrower and (ii) the debenture dated as of the Closing Date in the form of Schedule 1.1F-2 to be executed in favor of the Agent by Genicom Ltd.

                 "Unused Fees" means a collective reference to the Revolving Unused Fee and the Tranche A Term Loan Unused Fee.

                 "Unused Revolving Committed Amount" means, for any period, the amount by which (a) the then applicable Revolving Committed Amount exceeds (b) the daily average sum for such period of (i) the outstanding aggregate principal amount of all Revolving Loans and all Foreign Currency Loans (but not Swingline Loans) plus (ii) the outstanding aggregate principal amount of all LOC Obligations.

                 "Unused Tranche A Term Loan Committed Amount" means, for any period, the amount by which (a) the then applicable Tranche A Term Loan Committed Amount exceeds (b) the daily average for such period of the outstanding aggregate principal amount of the Tranche A Term Loan.

                 "Voting Stock" means, with respect to any Person, capital stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

                 "Wholly Owned Subsidiary" of any Person means any Subsidiary 100% of whose Voting Stock or other equity





                                    - 30 -
                                     E-35
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         interests is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

         1.2 Computation of Time Periods. For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         1.3 Accounting Terms. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 hereof (or, prior to the delivery of the first financial statements pursuant to Section 7.1 hereof, consistent with the financial statements as at January 1, 1995); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.


                                   SECTION 2

                               CREDIT FACILITIES

         2.1  Revolving Loans.

                 (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Revolving Commitment Percentage of revolving credit loans in Dollars ("Revolving Loans") from time to time from the Effective Date until the Termination Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed the lesser of (a) THIRTY FIVE MILLION DOLLARS ($35,000,000.00) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4(a), the "Revolving Committed Amount") and (b) the Borrowing Base; provided, further, (i) with regard to each Lender individually, such





                                    - 31 -
                                     E-36

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         Lender's outstanding Revolving Loans shall not exceed such Lender's
         Revolving Commitment Percentage of the Revolving Committed Amount, and
         (ii) with regard to the Lenders collectively, the aggregate principal amount of outstanding Revolving Loans plus the Dollar Amount (as determined as of the most recent Determination Date) of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not exceed the lesser of (A) the Revolving Committed Amount and (B) the Borrowing Base. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, that (x) during the Initial Interest Rate Period, all Eurodollar Loans shall have an Interest Period of one (1) month and
         (y) no more than 10 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods and/or in different currencies shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period and in the same currency. Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

                 (b)      Revolving Loan Borrowings.

                                  (i)      Notice of Borrowing.  The Borrower
                 shall request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 11:00 A.M. (Dallas, Texas time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business
                 Day), (C) the aggregate principal amount to be borrowed and
                 (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and (after the Initial Interest Rate Period) if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each





                                    - 32 -
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                 affected Lender promptly upon receipt of each Notice of
                 Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                                  (ii)     Minimum Amounts.  Each Eurodollar
                 Loan or Base Rate Loan that is a Revolving Loan shall be in a minimum aggregate principal amount of $2,000,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

                                  (iii) Advances. Each Lender will make its Revolving Commitment Percentage of each Revolving Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.15(b), or in such other manner as the Agent may specify in writing, by 1:00 P.M. (Dallas, Texas time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

                 (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Termination Date.

                 (d) Interest. Subject to the provisions of Section 3.1, Revolving Loans shall bear interest at a per annum rate equal to:

                                  (i)      Base Rate Loans.  During such
                 periods as Revolving Loans shall be comprised of Base Rate Loans, the Base Rate plus the Applicable Percentage;

                                  (ii)     Eurodollar Loans.  During such
                 periods as Revolving Loans shall be comprised of Eurodollar Loans, the Eurodollar Rate plus the Applicable Percentage.

         Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

                 (e) Revolving Notes. The Revolving Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to each Lender in substantially the form of Schedule 2.1(e).

         2.2  Letter of Credit Subfacility.





                                    - 33 -
                                     E-38
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                 (a)  Issuance.  Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, the Lenders (based on their respective Revolving Commitment Percentages) will participate in the issuance by the Issuing Lender from time to time of such standby Letters of Credit from the Effective Date until the Termination Date as the Borrower may request, in a form acceptable to the Issuing Lender; provided, however, that (i) the LOC Obligations outstanding shall not at any time exceed FIVE MILLION DOLLARS ($5,000,000.00) (the "LOC Committed Amount") and (ii) the sum of the aggregate principal amount of outstanding Revolving Loans plus the Dollar Amount (as determined as of the most recent Determination Date) of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not at any time exceed the lesser of (a) the Revolving Committed Amount and (b) the Borrowing Base. No Letter of Credit shall (x) have an original expiry date more than one year from the date of issuance or (y) as originally issued or as extended, have an expiry date extending beyond the Termination Date. Each
         Letter of Credit shall comply with the related LOC Documents and shall be issued in Dollars. The issuance and expiry date of each Letter of Credit shall be a Business Day.

                 (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, disseminate to each of the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payment or expirations which may have occurred.

                 (c) Participation. Each Lender, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Revolving Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its





                                    - 34 -
                                     E-39
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         pro rata share of the obligations arising under such Letter of Credit.
         Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

                 (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (e) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus the sum of (i) the Applicable Percentage for Base Rate Loans which are Revolving Loans and (ii) two percent (2%). The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment which the applicable account party or the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the applicable account party, the Borrower, or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit; provided, however that the foregoing shall not constitute a waiver of any claim that the applicable account party may have against the





                                    - 35 -
                                     E-40
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         Issuing Lender in connection with a Letter of Credit under applicable law, including without limitation a claim for wrongful payment. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in Dollars and in immediately available funds, an amount equal to such Lender's Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Dallas, Texas time) otherwise such payment shall be made at or before 12:00 Noon (Dallas, Texas time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

                 (e) Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance





                                    - 36 -
         comprised solely of Base Rate Loans shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to
         Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations.
         Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.3 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Issuing Lender such participation in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that at the time any purchase of participation pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Issuing Lender, to the extent not paid to the Issuing Lender by the Borrowers in accordance with the terms of subsection (d) hereof, interest on the principal amount of participation purchased for each day from the day upon which such borrowing would otherwise have occurred to the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Revolving Loan





                                    - 37 -
         advance, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

                 (f) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a) hereof, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

                 (g) Renewal, Extension. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

                 (h) Uniform Customs and Practices. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

                 (i)      Indemnification; Nature of Issuing Lender's Duties.
         (i) In addition to its other obligations under this Section 2.2, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

                 (ii) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or





                                    - 38 -
         sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                 (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

                 (iv) Nothing in this subsection (i) is intended to limit the reimbursement obligations of the Borrower contained in subsection
         (d) above. The obligations of the Borrower under this subsection (i) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

                 (v) Notwithstanding anything to the contrary contained in this subsection (i), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender (A) arising solely out of the negligence or willful





                                    - 39 -
         misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

                 (j) Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.3 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.2 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted negligence or willful misconduct on the part of the Issuing Lender.

                 (k) Conflict with LOC Documents. In the event of any conflict between this Credit Agreement and any LOC Document, this Credit Agreement shall control.

         2.3     Swingline Loan Subfacility.

         (a) Swingline Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties herein set forth, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans in Dollars (each a "Swingline Loan" and, collectively, the "Swingline Loans") to the Borrower from time to time from the Effective Date until the Termination Date for the purposes hereinafter set forth; provided, however, (i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed FIVE MILLION DOLLARS ($5,000,000.00) (the "Swingline Committed Amount"), and (ii) the aggregate principal amount of outstanding Revolving Loans plus the Dollar Amount (as determined as of the most recent Determination Date) of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not exceed the lesser of (a) the
Revolving Committed Amount and (b) the Borrowing Base.   Swingline Loans
hereunder shall be made as Base Rate Loans and may be repaid and reborrowed in accordance with the provisions hereof.

         (b)      Swingline Loan Advances.





                                    - 40 -
                                     E-45

                 (i) Notices; Disbursement. Whenever the Borrower desires a Swingline Loan advance hereunder it shall give written notice (or telephone notice promptly confirmed in writing) to the Swingline Lender not later than 11:00 A.M. (Dallas, Texas time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day) and (C) the principal amount of the Swingline Loan advance requested. Each Swingline Loan shall have such maturity date as the Swingline Lender and the Borrower shall agree upon receipt by the Swingline Lender of any such notice from the Borrower. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the Borrower by 2:00 P.M. (Dallas, Texas time) on the Business Day of the requested borrowing.

                 (ii) Minimum Amounts. Each Swingline Loan shall be in a minimum principal amount of $100,000 and in integral multiples of $100,000 in excess thereof.

                 (iii) Repayment of Swingline Loans. The principal amount of all Swingline Loans shall be due and payable on the earlier of (A) the maturity date agreed to by the Swingline Lender and the Borrower with respect to such Loan (which maturity date shall not be a date more than seven (7) Business Days from the date of advance thereof) or
         (B) the Termination Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be deemed to have been given one Business Day prior to the Termination Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its Revolving Commitment Percentage of each such Revolving Loan available in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.3 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of




                                    - 41 -
         the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Revolving Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to
         Section 3.4 or Section 9.2), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of subsection
         (c)(ii) hereof, interest on the principal amount of participation purchased for each day from the day upon which such borrowing would otherwise have occurred to the date of payment for such participation, at the rate equal to the Federal Funds Rate.

         (c)     Interest on Swingline Loans.  Subject to the provisions of
Section 3.1, each Swingline Loan shall bear interest at a per annum rate equal to the Base Rate. Interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

         (d) Swingline Note. The Swingline Loans shall be evidenced by a duly executed promissory note of the Borrower to the Swingline Lender in substantially the form of Schedule 2.3(d).

         2.4     Foreign Currency Loan Subfacility.

                 (a) Foreign Currency Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Foreign Currency Commitment Percentage of revolving credit loans in the Available Foreign Currencies requested by the Borrower ("Foreign Currency Loans") from time to time from the date five (5) Business Days subsequent to the Effective Date until the Termination Date, or such earlier date as the Foreign Currency Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the Dollar Amount (as





                                    - 42 -
         determined as of the most recent Determination Date) of the aggregate amount of Foreign Currency Loans outstanding at any time shall not exceed FIVE MILLION DOLLARS ($5,000,000.00) (the "Foreign Currency Committed Amount"); provided, further, (i) with regard to each Lender individually, such Lender's outstanding Foreign Currency Loans shall not exceed such Lender's Foreign Commitment Percentage of the Foreign Currency Committed Amount, and (ii) with regard to the Lenders collectively, the aggregate principal amount of outstanding Revolving Loans plus the Dollar Amount (as determined as of the most recent Determination Date) of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not exceed the lesser of (a) the Revolving Committed Amount and (b) the Borrowing Base. Foreign Currency Loans shall consist solely of Eurodollar Loans and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, that (x) during the Initial Interest Rate Period, all Eurodollar Loans shall have an Interest Period of one (1) month and (y) no more than 10 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods and/or in different currencies shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period and in the same currency.

                 (b)      Foreign Currency Loan Borrowings.

                                  (i)      Notice of Borrowing.  The Borrower
                 shall request a Foreign Currency Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 11:00 A.M. (Dallas, Texas time) on the third Business Day prior to the date of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify (A) that a Foreign Currency Loan is requested, (B) the requested Available Foreign Currency,
                 (C) the date of the requested borrowing (which shall be a Business Day), (D) the aggregate principal amount to be borrowed and (E) after the Initial Interest Rate Period, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing an applicable Interest Period, then such notice shall be deemed to be a request for an Interest Period of one month. The Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.





                                    - 43 -

                                  (ii)     Minimum Amounts.  Each Foreign
                 Currency Loan shall be in a minimum aggregate principal amount equal to the applicable Foreign Currency Equivalent of $2,000,000 and integral multiples of the applicable Foreign Currency Equivalent of $100,000 in excess thereof (or the remaining amount of the Foreign Currency Commitment, if less).

                                  (iii) Advances. Each Lender will make its Foreign Currency Commitment Percentage of each Foreign Currency Loan borrowing available to the Agent by 1:00 P.M., local time in the place where such deposit is required to be made by the succeeding terms hereof, on the date specified in the applicable Notice of Borrowing by deposit with the Agent, at the same place and same account specified in Section 3.15(b) for payments by the Borrower in the applicable Available Foreign Currency, of same day funds in the applicable Available Foreign Currency. Such deposit will be made to such accounts as the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall promptly make such funds available to the Borrower by wire transfer to such accounts as the Borrower shall have specified to the Agent.

                 (c) Repayment. The principal amount of all Foreign Currency Loans shall be due and payable in full in the applicable Available Foreign Currency on the Termination Date.

                 (d) Interest. Subject to the provisions of Section 3.1, Foreign Currency Loans shall bear interest at a per annum rate equal to the Eurodollar Rate plus the Applicable Percentage. Interest on Foreign Currency Loans shall be payable (in the applicable Available Foreign Currency) in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

                 (e) Foreign Currency Notes. The Foreign Currency Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to each Lender in substantially the form of
         Schedule 2.4(e).

         2.5     Tranche A Term Loan.

                 (a) Tranche A Term Loan Commitment. Subject to and upon the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make available to the Borrower, from time to time from the Effective Date until February 16, 1996, or such earlier date as the Tranche A Term Loan Commitments shall have been terminated as provided herein, such Lender's Tranche A Commitment Percentage of





                                    - 44 -
         advances of a term loan in Dollars (the "Tranche A Term Loan") in the aggregate principal amount of up to TWENTY MILLION DOLLARS ($20,000,000.00) for the purposes hereinafter set forth. The Tranche A Term Loan may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that (x) during the Initial Interest Rate Period, all Eurodollar Loans shall have an Interest Period of one (1) month and (y) no more than 10 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods and/or in different currencies shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period and in the same currency. Subject to and upon the terms and conditions hereof (including without limitation the terms and conditions set forth in Section 5), the Tranche A Term Loan shall be made in up to two (2) separate advances as the Borrower may request in accordance with subsection (b) of this Section 2.5 from time to time from the Effective Date until February 16, 1996. Amounts repaid on the Tranche A Term Loan may not be reborrowed. In the event that the Borrower for any reason shall fail to borrow on or before February 16, 1996 aggregate advances of the Tranche A Term Loan in amount equal to the full amount of the Tranche A Term Loan Committed Amount, then the scheduled amortization payments on the Tranche A Term Loan required pursuant to the terms of Section 2.5(c) shall be reduced in inverse order of maturities thereof by the amount by which the Tranche A Term Loan Committed Amount exceeds the aggregate outstanding principal balance on the Tranche A Term Loan as of February 16, 1996 (after giving effect to any advances on the Tranche A Term Loan to be made on such date).

                 (b)      Tranche A Term Loan Advances.

                                  (i)      Notice of Borrowing.  The Borrower
                 shall request a Tranche A Term Loan advance by written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 11:00 A.M. (Dallas, Texas time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Tranche A Term Loan advance is requested, (B) the date of the requested advance (which shall be a Business Day), (C) the aggregate principal amount to be advanced and (D) whether the advance shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and





                                    - 45 -

                 (after the Initial Interest Rate Period) if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing
                 (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month or (II) the type of Tranche A Term Loan advance requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each affected Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.5(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                                  (ii)     Minimum Amounts.  Each Eurodollar
                 Loan or Base Rate Loan that is part of the Tranche A Term Loan shall be in a minimum aggregate principal amount that is not less than $2,000,000 and integrals of $100,000 (or the then remaining principal balance of the Tranche A Term Loan, if less).

                                  (iii) Advances. Each Lender will make its Tranche A Term Loan Commitment Percentage of each Tranche A Term Loan advance available to the Agent for the account of the Borrower as specified in Section 3.15(b), or in such other manner as the Agent may specify in writing, by 1:00 P.M. (Dallas, Texas time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such advance will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

                 (c) Repayment of Tranche A Term Loan. The principal amount of the Tranche A Term Loan shall be repaid in twenty (20) consecutive quarterly installments as follows:

                                              Tranche A Principal
                 Payment Date                 Amortization Payment
                 ------------                 --------------------
                 March 31, 1996                      $750,000
                 June 30, 1996                       $750,000
                 September 30, 1996                  $750,000
                 December 31, 1996                   $750,000
                 March 31, 1997                      $875,000
                 June 30, 1997                       $875,000
                 September 30, 1997                  $875,000
                 December 31, 1997                   $875,000
                 March 31, 1998                      $875,000
                 June 30, 1998                       $875,000
                 September 30, 1998                  $875,000





                                    - 46 -

                 December 31, 1998                   $875,000
                 March 31, 1999                    $1,125,000
                 June 30, 1999                     $1,125,000
                 September 30, 1999                $1,125,000
                 December 31, 1999                 $1,125,000
                 March 31, 2000                    $1,375,000
                 June 30, 2000                     $1,375,000
                 September 30, 2000                $1,375,000
                 December 31, 2000                 $1,375,000

                 (d) Interest. Subject to the provisions of Section 3.1, the Tranche A Term Loan shall bear interest at a per annum rate equal to:

                          (A) Base Rate Loans. During such periods as the Tranche A Term Loan (or any portion thereof) shall consist of Base Rate Loans, the Base Rate plus the Applicable Percentage.

                          (B) Eurodollar Loans. During such periods as the Tranche A Term Loan (or any portion thereof) shall consist of Eurodollar Loans, the Eurodollar Rate plus the Applicable Percentage.

         Interest on the Tranche A Term Loan shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

                 (e) Tranche A Term Notes. The portion of the Tranche A Term Loan made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to each such Lender in an original principal amount equal to such Lender's Tranche A Commitment Percentage of the Tranche A Term Loan and substantially in the form of
         Schedule 2.5(e).

         2.6     Tranche B Term Loan.

                 (a) Tranche B Term Loan Commitment. Subject to and upon the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make available to the Borrower on the Effective Date such Lender's Tranche B Commitment Percentage of advances of a term loan in Dollars (the "Tranche B Term Loan") in the aggregate principal amount of TWENTY MILLION DOLLARS ($20,000,000.00) for the purposes hereinafter set forth. The Tranche B Term Loan may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that (x) during the Initial Interest Rate Period, all Eurodollar Loans shall have an Interest Period of one (1) month and (y) no more than 10 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods and/or in different currencies shall be considered as separate





                                    - 47 -

         Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period and in the same currency. Each Lender will make its Tranche B Commitment Percentage of the Tranche B Term Loan available to the Agent on the Effective Date.

                 (b) Borrowing Procedures. The Borrower shall submit an appropriate Notice of Borrowing to the Agent on the Business Day prior to the Effective Date, with respect to the portion of the Tranche B Term Loan initially consisting of Base Rate Loans, or on the third Business Day prior to the Effective Date, with respect to the portion of the Tranche B Term Loan initially consisting of one or more Eurodollar Loans, which Notice of Borrowing shall specify (i) that the funding of the Tranche B Term Loan is requested and (ii) the Interest Period(s) therefor. If the Borrower shall fail to deliver such Notice of Borrowing to the Agent at least three (3) Business Days prior to the Effective Date then the full amount of the Tranche B Term Loan shall be disbursed on the Effective Date for an Interest Period of one month. Each Lender shall make its Tranche B Commitment Percentage of the Tranche B Term Loan available to the Agent for the account of the Borrower as specified in Section 3.15(b), or in such other manner as the Agent may designate in writing, by 1:00 P.M. (Dallas, Texas time) on the Effective Date in Dollars and in funds immediately available to the Agent.

                 (c) Minimum Amounts. Each Eurodollar Loan or Base Rate Loan that is part of the Tranche B Term Loan shall be in a minimum aggregate principal amount that is not less than $2,000,000 and integrals of $100,000 (or the then remaining principal balance of the Tranche B Term Loan, if less).

                 (d) Repayment of Tranche B Term Loan. The principal amount of the Tranche B Term Loan shall be repaid in twenty-eight (28) consecutive quarterly installments as follows:

                                              Tranche B Principal
                 Payment Date                 Amortization Payment
                 ------------                 --------------------
                 March 31, 1996                      $125,000
                 June 30, 1996                       $125,000
                 September 30, 1996                  $125,000
                 December 31, 1996                   $125,000
                 March 31, 1997                      $125,000
                 June 30, 1997                       $125,000
                 September 30, 1997                  $125,000
                 December 31, 1997                   $125,000
                 March 31, 1998                      $125,000





                                    - 48 -

                 June 30, 1998                       $125,000
                 September 30, 1998                  $125,000
                 December 31, 1998                   $125,000
                 March 31, 1999                      $125,000
                 June 30, 1999                       $125,000
                 September 30, 1999                  $125,000
                 December 31, 1999                   $125,000
                 March 31, 2000                      $125,000
                 June 30, 2000                       $125,000
                 September 30, 2000                  $125,000
                 December 31, 2000                   $125,000
                 March 31, 2001                    $2,125,000
                 June 30, 2001                     $2,125,000
                 September 30, 2001                $2,125,000
                 December 31, 2001                 $2,125,000
                 March 31, 2002                    $2,250,000
                 June 30, 2002                     $2,250,000
                 September 30, 2002                $2,250,000
                 December 31, 2002                 $2,250,000


                 (e) Interest. Subject to the provisions of Section 3.1, the Tranche B Term Loan shall bear interest at a per annum rate equal to:

                          (A) Base Rate Loans. During such periods as the Tranche B Term Loan (or any portion thereof) shall consist of Base Rate Loans, the Base Rate plus 1.75%.

                          (B) Eurodollar Loans. During such periods as the Tranche B Term Loan (or any portion thereof) shall consist of Eurodollar Loans, the Eurodollar Rate plus 3%.

         Interest on the Tranche B Term Loan shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

                 (f) Tranche B Term Notes. The portion of the Tranche B Term Loan made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to each such Lender in an original principal amount equal to such Lender's Tranche B Commitment Percentage of the Tranche B Term Loan and substantially in the form of
         Schedule 2.6(f).


                                   SECTION 3

                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

         3.1 Default Rate. Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater





                                    - 49 -
than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

         3.2 Extension and Conversion. Subject to the terms of Section 5.3, the Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as provided in Section 3.9, Eurodollar Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in Section 2.1(b)(ii), Section 2.4(b)(ii), 2.5(b)(ii) or 2.6(c), as applicable, (iv) no more than 10 Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods and/or in different currencies shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period and in the same currency), (v) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month, (vi) during the Initial Interest Rate Period, all Eurodollar Loans shall have an Interest Period of one (1) month and (vii) Swingline Loans may not be extended or converted pursuant to this Section 3.2. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Agent prior to 11:00 A.M. (Dallas, Texas time) on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall constitute a representation and warranty by the Borrower of the matters specified in subsections (ii), (iii), (iv), (v) and (vi) of Section 5.3. In the event the Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then (i) in the case of any Eurodollar Loan which is not a Foreign Currency Loan, such Eurodollar Loan shall be automatically





                                    - 50 -
converted into a Base Rate Loan at the end of the Interest Period applicable thereto, and (ii) in the case of any Foreign Currency Loan, such Eurodollar Loan shall be automatically continued as a Eurodollar Loan in the same Available Foreign Currency for an Interest Period of one month. The Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

         3.3     Prepayments.

                 (a) Voluntary Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Agent and specifying the applicable Loans to be prepaid and (ii) each such partial prepayment of Loans (other than Swingline Loans) shall be in a minimum principal amount of $2,000,000 (or the applicable Foreign Currency Equivalent thereof) and integral multiples of $100,000 (or the applicable Foreign Currency Equivalent thereof) in excess thereof. Subject to the foregoing terms, amounts prepaid under this Section 3.3(a) shall be applied as the Borrower may elect.

                 (b)      Mandatory Prepayments of Revolving Loans.

                          (i) If at any time the sum of the aggregate principal amount of outstanding Revolving Loans plus the Dollar Amount (as determined as of the most recent Determination Date) of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall exceed the lesser of (a) the Revolving Committed Amount and (b) the Borrowing Base, the Borrower promises to prepay immediately the outstanding principal balance on the Revolving Loans in an amount sufficient to eliminate such excess.

                          (ii) If on any Determination Date the Dollar Amount of the aggregate Foreign Currency Loans outstanding exceeds (as the result of fluctuations in applicable foreign exchange rates or otherwise) the then Foreign Currency Committed Amount, the Borrower promises to make a mandatory prepayment to the Agent in an aggregate Dollar Amount equal to the excess of

                                  (x)      the amount equal to the Dollar
                          Amount of the aggregate Foreign Currency Loans outstanding over

                                  (y)      the Foreign Currency Committed
                          Amount.





                                    - 51 -

                 (c) Mandatory Prepayments of Tranche A Term Loan and Tranche B Term Loan.

                          (i) Immediately upon the occurrence of any Asset Disposition Prepayment Event, the Borrower shall prepay the Tranche A Term Loan and the Tranche B Term Loan in an aggregate amount equal to the Net Proceeds of the related Asset Disposition not applied (or caused to be applied) by the Borrower during the related Application Period to the purchase, acquisition or construction of Alternative Assets as contemplated by the terms of Section 8.4(b)(iv).

                          (ii) Within 120 days after the end of each fiscal year of the Borrower and its Subsidiaries (commencing with the fiscal year ending January 1, 1997), the Borrower shall prepay the Tranche A Term Loan and the Tranche B Term Loan in an aggregate amount equal to 75% of the Excess Cash Flow for such prior fiscal year.

                 (d)      General.  All prepayments made pursuant to this
         Section 3.3 shall (i) be subject to Section 3.12, (ii) in the case of prepayments of the Tranche A Term Loan or the Tranche B Term Loan, be applied pro rata between the outstanding Tranche A Term Loan and Tranche B Term Loan (ratably to the remaining principal installments thereof) and (iii) be applied first to Base Rate Loans, if any, and then to Eurodollar Loans in direct order of Interest Period maturities.

The Borrower will provide notice to the Agent of any prepayment by 11:00 A.M. (Dallas, Texas time) on the day prior to the date of prepayment. Amounts paid on the Revolving Loans may be reborrowed in accordance with the provisions hereof. Amounts prepaid on the Tranche A Term Loan or the Tranche B Term Loan may not be reborrowed.

         3.4     Termination and Reduction of Committed Amounts.

                 (a) The Borrower may from time to time permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $2,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon five Business Days' prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would reduce the Revolving Committed Amount to an amount less than the aggregate principal amount of outstanding Revolving Loans plus the Dollar Amount (as determined as of the most recent Determination Date) of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding. The Agent shall promptly notify





                                    - 52 -
         each of the Lenders of receipt by the Agent of any notice from the Borrower pursuant to this Section 3.4(a). The Borrower may not reduce the unfunded portion of the Tranche A Term Loan Committed Amount or of the Tranche B Term Loan Committed Amount.

                 (b) The Revolving Commitments of the Lenders, the Foreign Currency Commitments of the Lenders, the Swingline Commitment of the Swingline Lender and the LOC Commitment of the Issuing Lender shall automatically terminate on the Termination Date. The Tranche A Term Loan Commitment shall automatically terminate on the earlier of (i) the date of the second advance of the Tranche A Term Loan made pursuant to Section 2.5(a) or (ii) February 16, 1996. The Tranche B Term Loan Commitment shall automatically terminate following the funding of the Tranche B Term Loan pursuant to Section 2.5(a).

                 (c) The Borrower shall pay to the Agent for the account of the Lenders in accordance with the terms of Section 3.5(a)(i), on the date of each termination or reduction of the Revolving Committed Amount, the Revolving Unused Fee on the amount of the Revolving Committed Amount so terminated or reduced accrued through the date of such termination or reduction.

         3.5     Fees.

                 (a)      Unused Fees.

                          (i) Revolving Unused Fee. In consideration of the Revolving Commitments of the Lenders hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Revolving Unused Fee") on the Unused Revolving Committed Amount computed at a per annum rate for each day during the applicable Revolving Unused Fee Calculation Period (hereinafter defined) at a rate equal to the Applicable Percentage for Unused Fees. The Revolving Unused Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last day of each March, June, September and December (and any date that the Revolving Committed Amount is reduced as provided in Section 3.4(a) and the Termination Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Revolving Unused Fee is payable hereunder being herein referred to as a "Revolving Unused Fee Calculation Period"), beginning with the first of such dates to occur after the Closing Date.

                          (ii)    Tranche A Term Loan Unused Fee.  In
         consideration of the Tranche A Term Loan Commitments of the Lenders hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Tranche A Term Loan Unused Fee") on the Unused Tranche A Term Loan





                                    - 53 -

         Committed Amount computed at a per annum rate for each day from the Closing Date until February 16, 1996 at a rate equal to the Applicable Percentage for Unused Fees. The Tranche A Term Loan Unused Fee shall be due and payable in arrears on February 16, 1996.

                 (b)      Letter of Credit Fees.

                          (i) Issuance Fee. In consideration of the issuance of Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Letter of Credit Fee") on such Lender's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage for the Letter of Credit Fee. The Letter of Credit Fee will be payable quarterly in arrears on the last day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

                          (ii) Issuing Lender Fees. In addition to the Letter of Credit Fee payable pursuant to clause (i) above, the Borrower promises to pay to the Issuing Lender for its own account without sharing by the other Lenders (A) a letter of credit fronting fee of 0.125% on the average daily maximum amount available to be drawn under each Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration, such fronting fee to be payable quarterly in arrears on the last day of each March, June, September and December for the immediately preceding quarter (or a portion thereof) and (B) the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").

                 (c) Agent's Fees. The Borrower agrees to pay to the Agent, for its own account and for the account of the Issuing Lender and NationsBanc Capital Markets, Inc., as applicable, the fees referred to in the Agent's Fee Letter (collectively, the "Agent's Fees").

         3.6 Eurocurrency Reserve Compensation. For so long as any Lender maintains reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on any Eurodollar Loans is determined), and, as a result, the cost to such Lender of making or maintaining any of its Eurodollar Loans is increased, then such Lender may require the Borrower to pay, contemporaneously with each payment of interest on such Eurodollar Loans of such Lender, additional interest at a rate per annum up to but not exceeding the excess of (i) (A) the applicable Eurodollar Rate





                                    - 54 -
divided by (B) one minus the Eurodollar Reserve Percentage over (ii) the applicable Eurodollar Rate. Any Lender wishing to require payment of such additional interest (x) shall so notify the Borrower and the Agent, in which case such additional interest on the Eurodollar Loans of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing at least three (3) Business Days after the giving of such notice and (y) shall furnish to the Borrower at least five (5) Business Days prior to each date on which interest is payable on the Eurodollar Loans a certificate setting forth the amount to which such Lender is then entitled under this Section 3.6 (which shall be consistent with such Lender's good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Borrower may reasonably request as to the computation set forth therein.

         3.7 Capital Adequacy. If, after the date hereof, any Lender has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower accompanied by a certificate from such Lender setting forth the additional amount or amounts to be paid to it hereunder, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

         3.8 Unavailability. In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a Eurodollar Loan of any amount, Interest Period or currency, the Agent shall have determined or shall have been notified by the Required Lenders (a) that deposits in the relevant amount in the relevant currency and for the relevant Interest Period are not available in the relevant market to any Lender, or that reasonable means do not exist for ascertaining the Eurodollar Rate for any such Loan, or (b) that the rates at which such deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, the Agent shall promptly give written or telecopy notice of such





                                    - 55 -
determination to the Borrower and the Lenders. In the event of any such determination, until the Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Loan of the affected amount, Interest Period or currency, or a conversion to or continuation of a Eurodollar Loan of the affected amount, Interest Period or currency, shall be deemed rescinded. Each determination by the Agent hereunder shall be conclusive absent manifest error.

         3.9 Illegality. (a) Notwithstanding any other provision herein, if (i) the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or Foreign Currency Loan or (ii) there shall have occurred any change in national or international financial, political or economic conditions (including the imposition of or any change in exchange controls) or currency exchange rates which would make it impracticable for any Lender to make Loans denominated in any Available Foreign Currency to the Borrower, as contemplated by this Credit Agreement, then, by written notice to the Borrower and to the Agent:

                          (i) such Lender may declare that Eurodollar Loans or Foreign Currency Loans (in the affected currency or currencies), as the case may be, will not thereafter (for the duration of such unlawfulness or impracticability) be made by such Lender hereunder, whereupon any request for a Eurodollar Loan or Foreign Currency Loan (in the affected currency or currencies), as the case may be, shall, as to such Lender only, (A) if such Loan is not a Foreign Currency Loan, be deemed a request for a Base Rate Loan, unless such declaration shall be subsequently withdrawn and (B) if such Loan is a Foreign Currency Loan, be deemed to have been withdrawn, unless such declaration shall be subsequently withdrawn; and

                          (ii) such Lender may require that all outstanding Eurodollar Loans or Foreign Currency Loans (in the affected currency or currencies), as the case may be, made by it be (A) if such Loans are not Foreign Currency Loans, converted to Base Rate Loans, in which event all such Eurodollar Loans shall be automatically converted to Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below or (B) if such Loans are Foreign Currency Loans, repaid immediately, in which event all such Foreign Currency Loans (in the affected currency or currencies) shall be required to be repaid in full by the Borrower as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above with respect to any Loans which are not Foreign





                                    - 56 -

Currency Loans, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the Base Rate Loans made by such Lender in lieu of, or resulting from the conversion, of such Eurodollar Loans.

         (b) For purposes of this Section 3.9, a notice to the Borrower by any Lender shall be effective as to each such Loan, if lawful, on the last day of the Interest Period currently applicable to such Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

         3.10 Requirements of Law. If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

                          (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 3.11 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under Section 3.11(b)) and changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof);

                          (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                          (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender, through the Agent, in accordance herewith, the Borrower shall be obligated to promptly pay such Lender, upon its demand, any





                                    - 57 -
additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, provided that, in any such case, the Borrower may elect to convert the Eurodollar Loans (other than Foreign Currency Loans) made by such Lender hereunder to Base Rate Loans by giving the Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.12. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrower, through the Agent, certifying
(x) that one of the events described in this Section 3.10 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Agent, to the Borrower shall be conclusive and binding on the parties hereto in the absence of manifest error.

         3.11    Taxes.

                 (a) Except as provided below in this subsection, all payments made by the Borrower under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes, imposed:
         (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Lender hereunder or under any Notes, (A) the





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         amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that, to the extent the Borrower is required to withhold any Non-Excluded Taxes as a result the failure of any Lender that is not organized under the laws of the United States of America or a state thereof to comply with the requirements of paragraph (b) of this subsection (a "Non-Filing Lender"), the Borrower shall be entitled to deduct and withhold such Non-Excluded Taxes and shall not be required to increase any such amounts payable to such Non-Filing Lender, and (B) as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure.

                 (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                          (X)(i) on or before the date of any payment by the Borrower under this Credit Agreement or Notes to such Lender, deliver to the Borrower and the Agent (A) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                          (ii)     deliver to the Borrower and the Agent two
                 (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                          (iii) obtain such extensions of time for filing and complete such forms or certifications as may





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                 reasonably be requested by the Borrower or the Agent; or

                 (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (i) represent to the Borrower (for the benefit of the Borrower and the Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (ii) agree to furnish to the Borrower on or before the date of any payment by the Borrower, with a copy to the Agent two (2) accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrower and the Agent two (2) further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes;

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided that in the case of a participant of a Lender the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

         3.12 Indemnity. The Borrower promises to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's negligence or willful misconduct) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has





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given a notice requesting the same in accordance with the provisions of this
Credit Agreement, (b) default by the Borrower in making any prepayment of a Eurodollar Loan after the Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount for the related period (but excluding loss of the Applicable Percentage, if any, applied to the amount so prepaid or not so borrowed, converted or continued for the related period).

         3.13 Pro Rata Treatment. Except to the extent otherwise provided herein:

                 (a) Loans. Each Loan (other than Swingline Loans), each payment or prepayment of principal of any Loan (other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans (other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of Unused Fees, each payment of the Letter of Credit Fee, each reduction of the Revolving Committed Amount, and each conversion or extension of any Loan (other than a Swingline Loan), shall be allocated pro rata among the Lenders in accordance with their respective Revolving Commitment Percentages, Foreign Currency Commitment Percentages, Tranche A Term Loan Commitment Percentages or Tranche B Term Loan Commitment Percentages, as applicable.

                 (b) Advances. Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its ratable share of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by such Lender within the time period specified therefor hereunder, such Lender shall pay to the Agent, on demand, such amount with interest thereon (or, in the case of a Foreign Currency Loan, interest on the daily Dollar Equivalent of such amount) at a rate equal to the Federal





                                    - 61 -
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         Funds Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's ratable share of such borrowing is not made available to the Agent by such Lender within two Business Days of the date of the related borrowing, (i) the Agent shall notify the Borrower of the failure of such Lender to make such amount available to the Agent and the Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Borrower and (ii) then the Borrower may, without waiving any rights it may have against such Lender, borrow a like amount on an unsecured basis from any commercial bank for a period ending on the date upon which such Lender does in fact make such borrowing available, provided that at the time such borrowing is made and at all times while such amount is outstanding the Borrower would be permitted to borrow such amount pursuant to Section 2.1 of this Credit Agreement.

         3.14 Sharing of Payments. The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Agent shall fail to





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remit to the Agent or any other Lender an amount payable by such Lender or the
Agent to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.14 to share in the benefits of any recovery on such secured claim.

         3.15  Payments, Computations, Etc.

                 (a) Currency of Payments. Each payment on account of an amount due from any Credit Party hereunder or under any other Credit Document shall be made by such Credit Party to the Agent for the pro rata account of the Banks entitled to receive such payment as provided herein in the currency in which such amount is denominated and in such funds as are customary at the place and time of payment for the settlement of international payments in such currency. Without limiting the terms of the preceding sentence, accrued interest on any Loans denominated in an Available Foreign Currency shall be payable in the same Available Foreign Currency as such Loan. Upon request, the Agent will give the Credit Parties a statement showing the computation used in calculating such amount, which statement shall be conclusive in the absence of manifest error. The obligation of each Credit Party to make each payment on account of such amount in the currency in which such amount is denominated shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent such tender or recovery shall result in the actual receipt by the Agent of the full amount in the appropriate currency payable hereunder. Each Credit Party agrees that its obligation to make each payment on account of such amount in the currency in which such amount is denominated shall be enforceable as an additional or alternative claim for recovery in such currency of the amount (if any) by which such actual receipt shall fall short of the full amount of such currency payable hereunder, and shall not be affected by judgment being obtained for such amount.

                 (b) Place and Manner of Payments. Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent in immediately available funds, without offset, deduction, counterclaim or withholding of any kind, prior to 10:00 A.M., local time in the place where such payment is required to be made pursuant to this subsection (e), on the date due at: the office of the Agent at 901 Main





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         Street, Dallas, Texas (ABA Routing No. 111000025, Account No.
         129-200-088-3, Attn.: Corporate Credit Support, Reference: Genicom Corporation) with respect to payments in Dollars; at Midland Bank PLC, London, for the account of NationsBank, N.A. for further credit to NationsBank of Texas, N.A., Account No. 00478549 with respect to payments in British Pounds Sterling; at Societe Generale, Paris, for the account of NationsBank, N.A. for further credit to NationsBank of Texas, N.A., Account No. 000101442920003 with respect to payments in French Francs; at Commerzbank, Frankfurt, for the account of NationsBank, N.A. for further credit to NationsBank of Texas, N.A., Account No. 400887531200 with respect to payments in Deutsche Marks; at Bank of Tokyo, Tokyo, for the account of NationsBank, N.A. for further credit to NationsBank of Texas, N.A., Account No.
         653-0433101, with respect to payments in Japanese Yen; at Credito Italiano, Milan, for the account of NationsBank, N.A. for further credit to NationsBank of Texas, N.A., Account No. 84184-00, with respect to payments in Italian Lira; at Royal Bank of Canada, Toronto, for the account of NationsBank, N.A. for further credit to NationsBank of Texas, N.A., Account No. 237-332-2 with respect to payments in Canadian Dollars; or at such other place as may be designated by the Agent to the Borrower in writing. Any payments received after such time shall be deemed received on the next succeeding Business Day.
         The Agent may, but shall not be obligated to, charge any account of the Borrower at the Agent for the payment when due of all amounts payable by the Borrower hereunder. The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Lenders in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.13(a)). The Agent shall promptly remit in same day funds to each Lender such Lender's share, if any, of payments received by the Agent for the account of such Lender. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference





                                    - 64 -
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         to the Federal Funds Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

                 (c) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement, to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Borrower's Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

                 FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

                 SECOND, to payment of any fees owed to the Agent or the Issuing Lender;

                 THIRD, to the payment of all reasonable out-of-pocket costs and expenses, (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Borrower's Obligations owing to such Lender;

                 FOURTH, to the payment of all of the Borrower's Obligations consisting of accrued fees and interest;

                 FIFTH, to the payment of the outstanding principal amount of the Borrower's Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

                 SIXTH, to all other Borrower's Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                 SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC





                                    - 65 -
                                     E-70
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Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.15(c).

         3.16  Evidence of Debt.  (a)       Each Lender shall maintain an
account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

         (b) The Agent shall maintain the Register pursuant to Section 11.3(c) hereof, and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

         (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsections (a) and (b) of this Section 3.16 shall, in the absence of manifest error, be conclusive evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms hereof.


                                  SECTION 4

                                   GUARANTY

         4.1 The Guarantee. Each of the Guarantors hereby jointly and severally guarantees to each Lender and the Agent as





                                    - 66 -
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hereinafter provided the prompt payment of the Borrower's Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Borrower's Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as mandatory cash collateralization or otherwise), the Guarantors will, jointly and - severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Borrower's Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         4.2 Obligations Unconditional. The obligations of the Guarantors under Section 4.1 hereof are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Borrower's Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Borrower's Obligations for amounts paid under this Guaranty until such time as the Lenders have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:





                                    - 67 -
                                     E-72
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                 (i) at any time or from time to time, without notice to any
         Guarantor, the time for any performance of or compliance with any of the Borrower's Obligations shall be extended, or such performance or compliance shall be waived;

                 (ii) any of the acts mentioned in any of the provisions of any of the Credit Documents or any other agreement or instrument referred to therein shall be done or omitted;

                 (iii) the maturity of any of the Borrower's Obligations shall be accelerated, or any of the Borrower's Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Borrower's Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                 (iv) any Lien granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Borrower's Obligations shall fail to attach or be perfected; or

                 (v) any of the Borrower's Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Borrower's Obligations.

         4.3  Reinstatement.  The obligations of the Guarantors under this
Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Borrower's Obligations is rescinded or must be otherwise restored by any holder of any of the Borrower's Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.





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         4.4  Certain Additional Waivers.  Without limiting the generality of the provisions of this Section 4, each Guarantor hereby agrees that such Guarantor shall have no right of recourse to security for the Borrower's Obligations.

         4.5 Remedies. The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, the Borrower's Obligations may be declared to be forthwith due and payable as provided in Section 9.2 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Borrower's Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Borrower's Obligations being deemed to have become automatically due and payable), the Borrower's Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of said Section 4.1.

         4.6 Rights of Contribution. The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof and to subsection (b) below), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Guarantor to any Excess Funding Guarantor under this
Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 4, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "Excess Funding Guarantor" shall mean, in respect of any obligations arising under the other provisions of this Section 4 (hereafter, the "Guaranteed Obligations"), a Guarantor that has paid an amount in excess of its Pro Rata Share of the Guaranteed Obligations; (ii) "Excess Payment" shall mean, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations; and (iii) "Pro Rata Share", for the purposes of this Section 4.6, shall mean, for any Guarantor, the ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair saleable value of all





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assets and other properties of the Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors, all as of the Effective Date (if any Guarantor becomes a party hereto subsequent to the Effective Date, then for the purposes of this
Section 4.6 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Effective Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Effective Date).

         4.7 Continuing Guarantee. The guarantee in this Section 4 is a continuing guarantee, and shall apply to all Borrower's Obligations whenever arising.


                                   SECTION 5

                                   CONDITIONS

         5.1 Closing Conditions. The obligation of the Lenders to enter into this Credit Agreement shall be subject to satisfaction of the following conditions on the Closing Date:

                 (a) The Agent shall have received original counterparts of this Credit Agreement executed by each of the parties hereto;

                 (b) The Agent shall have received an appropriate original Revolving Note for each applicable Lender, executed by the Borrower;

                 (c) The Agent shall have received an appropriate original Swingline Note for the Swingline Lender, executed by the Borrower;

                 (d) The Agent shall have received an appropriate original Foreign Currency Note for each applicable Lender, executed by the Borrower;

                 (e) The Agent shall have received an appropriate original Tranche A Term Note for each applicable Lender, executed by the Borrower;

                 (f) The Agent shall have received an appropriate original Tranche B Term Note for each applicable Lender, executed by the Borrower;

                 (g) The Agent shall have received an original, executed copy of the Security Agreement, executed by the Borrower and each of the Guarantors;





                                    - 70 -
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                 (h)      The Agent shall have received an original, executed
         copy of the Pledge Agreement, executed by the Borrower and each of the Guarantors;

                 (i) The Agent shall have received an executed copy of each of the U.K. Security Agreements, executed by the Borrower or Genicom Ltd., as applicable;

                 (j) The Agent shall have received, in form and substance satisfactory to the Agent:

                          (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of the Borrower and each of the Guarantors and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                          (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral;

                          (iii) all stock certificates evidencing the stock pledged to the Agent pursuant to the Pledge Agreement, together with duly executed in blank undated stock powers attached thereto; and

                          (iv) such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent's security interest in the Collateral;

                 (k) fully executed original UCC-1 financing statements in form and substance satisfactory to the Agent from each Credit Party, in each case in sufficient numbers in order to effect a filing in each location where a UCC filing is required (as determined by the Agent and its counsel) in order to perfect the Liens in favor of the Agent for the benefit of the Lenders arising under the Collateral Documents on the Collateral;

                 (l) The Agent shall have received all documents it may reasonably request relating to the existence and good standing of each of the Credit Parties, the corporate or other necessary authority for and the validity of the Credit Documents, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Agent;

                 (m) The Agent shall have received a legal opinion of McGuire, Woods, Battle & Boothe, counsel for the Credit





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         Parties, dated as of the Closing Date and substantially in the form of
         Schedule 5.1(m);

                 (n) The Agent shall have received a legal opinion of Berwin Leighton, special U.K. counsel for the Lenders, dated as of the Closing Date and substantially in the form of Schedule 5.1(n);

                 (o) The Agent shall have received copies of insurance policies or certificates of insurance of the Credit Parties evidencing liability and casualty insurance meeting the requirements of the Credit Documents;

                 (p) No material adverse change shall have occurred since January 1, 1995 in the condition (financial or otherwise), business or management of the Borrower or of the Borrower and its Subsidiaries taken as a whole;

                 (q) The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent; and

                 (r) The Agent shall have received, for its own account and for the accounts of the Lenders, all fees and expenses required by this Credit Agreement or any other Credit Document to be paid on or before the Closing Date.

         5.2 Conditions to Initial Extensions of Credit. The obligation of the Lenders (including the Swingline Lender) to make the initial Loans (including the initial advances on the Tranche A Term Loan and the funding of the Tranche B Term Loan) or of the Issuing Lender to issue the initial Letter of Credit on the Effective Date, whichever shall occur first shall be subject to satisfaction of the following conditions on or before the Effective Date in addition to satisfaction on the Closing Date of the conditions set forth in
Section 5.1;

                 (a) The Agent shall have received satisfactory evidence that the Agent, on behalf of the Lenders, holds a perfected, first priority Lien, subject to no other Liens other than for Permitted Liens, on all Collateral;

                 (b) The Agent shall have received satisfactory evidence that the Existing Credit Agreement, together with all interest, prepayment premiums and other amounts due and payable, has been paid in full and the related commitments terminated;

                 (c) The Agent shall have received a certificate executed by the chief financial officer or treasurer of the Borrower as of the Effective Date stating that immediately after giving effect to this Credit Agreement and the other Credit Documents and the initial extensions of credit hereunder on the Effective Date, (i) each of the Credit





                                    - 72 -
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         Parties is Solvent, (ii) no Default or Event of Default exists and
         (iii) the representations and warranties set forth in Section 6 are true and correct in all material respects;

                 (d) The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent; and

                 (e) The Agent shall have received, for its own account and for the accounts of the Lenders, all fees and expenses required by this Credit Agreement or any other Credit Document to be paid on or before the Effective Date.

         5.3 Conditions to all Extensions of Credit. The obligations of each Lender (including the Swingline Lender) to make, convert or extend any Loan (including the obligations of the Lenders to make advances on the Tranche A Term Loan and to fund the Tranche B Term Loan) and of the Issuing Lender to issue or extend Letters of Credit (including the initial Loans (and the initial advances on the Tranche A Term Loan and the funding of the Tranche B Term Loan) and the initial Letter of Credit) are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 5.1 and satisfaction on the Effective Date of the conditions set forth in Section 5.2:

                          (i) The Borrower shall have delivered (A) in the case of any Revolving Loan, any Foreign Currency Loan, any portion of the Tranche A Term Loan or any portion of the Tranche B Term Loan, an appropriate Notice of Borrowing or Notice of Extension/Conversion, (B) in the case of any Swingline Loan, the Swingline Lender shall have received an appropriate notice of borrowing in accordance with the provisions of Section 2.3(b)(i) or (C) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.2(b);

                          (ii) The representations and warranties set forth in Section 6 shall be, subject to the limitations set forth therein, true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

                          (iii) There shall not have been commenced against the Borrower an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of





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                                     E-78
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                 its affairs, and such involuntary case or other case,
                 proceeding or other action shall remain undismissed, undischarged or unbonded;

                          (iv) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto;

                          (v) No material adverse change shall have occurred since January 1, 1995 in the condition (financial or otherwise), business or management of the Borrower or of the Borrower and its Subsidiaries taken as a whole; and

                          (vi) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (A) the sum of the aggregate principal amount of outstanding Revolving Loans plus the Dollar Amount (as determined as of the most recent Determination Date) of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not exceed the lesser of (1) the Revolving Committed Amount and
                 (2) the Borrowing Base, and (B) the LOC Obligations shall not exceed the LOC Committed Amount.

The delivery of each Notice of Borrowing, each Notice of Extension/Conversion and each request for a Letter of Credit pursuant to Section 2.2(b) shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (ii), (iii), (iv), (v) and (vi) above.


                                   SECTION 6

                         REPRESENTATIONS AND WARRANTIES

         The Credit Parties hereby represent to the Agent and each Lender that:

         6.1 Financial Condition. (a) The audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of January 1, 1995 and the audited consolidated statements of earnings and statements of cash flows for the years ended January 2, 1994 and January 1, 1995 have heretofore been furnished to each Lender. Such financial statements (including the notes thereto) (i) have been audited by Coopers & Lybrand, LLP, (ii) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and (iii) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Borrower and its consolidated





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Subsidiaries as of such date and for such periods.  The unaudited interim consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of, and the related unaudited interim statements of earnings and of cash flows for each fiscal quarterly period ended after January 1, 1995 and prior to the Closing Date have heretofore been furnished to each Lender. Such interim financial statements for each such quarterly period, (i) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and (ii) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated and consolidating (as applicable) financial condition, results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such date and for such periods. During the period from January 1, 1995 to and including the Closing Date, there has been no sale, transfer or other disposition by the Borrower or any of its Subsidiaries of any material part of the business or property of the Borrower and its consolidated Subsidiaries, taken as a whole, other than the sale of the Ogden Assets, and no purchase or other acquisition by any of them of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries, taken as a whole, in each case, which, is not reflected in the foregoing financial statements or in the notes thereto.

         (b) The pro forma balance sheets and income statements of the Borrower and its Subsidiaries for fiscal years 1996, 1997, 1998, 1999, 2000, 2001 and 2002, copies of which have heretofore been furnished to each Lender, are based upon reasonable assumptions made known to the Lenders and upon information not known to be incorrect or misleading in any material respect.

         6.2 No Change. Since January 1, 1995, (a) there has been no development or event relating to or affecting the Borrower or any of its Subsidiaries which has had or would be reasonably expected to have a Material Adverse Effect and (b) except as permitted under this Credit Agreement, no dividends or other distributions have been declared, paid or made upon the capital stock or other equity interest in the Borrower or any of its Subsidiaries nor, except as otherwise permitted under this Credit Agreement, has any of the capital stock or other equity interest in the Borrower or any of its Subsidiaries been redeemed, retired, purchased or otherwise acquired for value by such Person.

         6.3 Organization; Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the





                                    - 75 -
failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect, and (d) is in compliance with all material Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

         6.4 Power; Authorization; Enforceable Obligations. Each of the Credit Parties and Genicom Ltd. has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party, and in the case of the Borrower, to borrow hereunder, and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party or Genicom Ltd. in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which such Person is a party, except for (i) consents, authorizations, notices and filings described in Schedule 6.4, all of which have been obtained or made or have the status described in such Schedule 6.4 and (ii) filings to perfect the Liens created by the Collateral Documents.
This Credit Agreement has been, and each other Credit Document will be, duly executed and delivered on behalf of each of the Credit Parties and Genicom Ltd. that is a party thereto. This Credit Agreement constitutes, and each other Credit Document to which any Credit Party or Genicom Ltd. is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         6.5 No Legal Bar. The execution, delivery and performance of the Credit Documents by each of the Credit Parties and Genicom Ltd. that is a Party thereto, the borrowings hereunder and the use of the proceeds thereof (a) will not violate any Requirement of Law or contractual obligation of the Borrower or any of its Subsidiaries in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require, the creation or imposition of any Lien (other than the Liens created by the Collateral Documents) on any of the properties or revenues of the Borrower or any of its Subsidiaries





                                    - 76 -
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pursuant to any such Requirement of Law or contractual obligation, and (c) will not violate or conflict with any provision of any Credit Party's or Genicom Ltd.'s articles of incorporation or by-laws (or other comparable organic documents).

         6.6     No Material Litigation.  Except as disclosed and described in
Schedule 6.6 attached hereto, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against the Borrower or any of its Subsidiaries or against any of their respective properties or revenues which (a) relates to any of the Credit Documents or any of the transactions contemplated hereby or thereby or (b) would be reasonably expected to have a Material Adverse Effect.

         6.7 No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its contractual obligations in any respect which would be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         6.8     Ownership of Property; Liens.   Each of the Borrower and its
Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien, except for Permitted Liens.

         6.9 Intellectual Property. Each of the Borrower and its Subsidiaries owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, technology, know-how and processes necessary for each of them to conduct its business as currently conducted (the "Intellectual Property") except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

         6.10 No Burdensome Restrictions. No Requirement of Law or contractual obligation of the Borrower or any of its Subsidiaries would be reasonably expected to have a Material Adverse Effect.

         6.11    Taxes.   Each of the Borrower and its Subsidiaries has filed
or caused to be filed all United States federal income tax returns and all other material tax returns which, to the best knowledge of the Credit Parties, are required to be filed and has paid (a) all taxes shown to be due and payable on said returns or (b) all taxes shown to be due and payable on any assessments of





                                    - 77 -
                                     E-82
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which it has received notice made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect or (ii) taxes, fees or other charges the amount or validity of which are currently being contested and with respect to which reserves in conformity with GAAP have been provided on the books of such Person), and no tax Lien has been filed, and, to the best knowledge of the Credit Parties, no claim is being asserted, with respect to any such tax, fee or other charge.

         6.12 ERISA. Except as would not result in a Material Adverse Effect disclosed and described in Schedule 6.12 attached hereto:

         (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no Termination Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any Termination Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

         (b) The actuarial present value of all "benefit liabilities" under each Single Employer Plan (determined within the meaning of Section 401(a)(2) of the Code, utilizing the actuarial assumptions used to fund such Plans), whether or not vested, did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed by more than $2,300,000 the current value of the assets of such Plan allocable to such accrued liabilities.

         (c) Neither the Borrower, any of the Subsidiaries of the Borrower nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower, any of the Subsidiaries of the Borrower nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if the Borrower, any of the Subsidiaries of the Borrower or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither the Borrower, any of the Subsidiaries of the Borrower nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the





                                    - 78 -
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





meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

         (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Borrower, any of the Subsidiaries of the Borrower or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower, any of the Subsidiaries of the Borrower or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

         (e) Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections.

         (f) Neither the execution and delivery of this Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. The representation by the Credit Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Lenders' representation in Section 11.16 with respect to their source of funds and is subject, in the event that the source of the funds used by the Lenders in connection with this transaction is an insurance company's general asset account, to the continued validity of Department of Labor Interpretative Bulletin 75-2, 29 C.F.R. Section 2509.75-2(b) (November 13, 1986) or the issuance of any other similar relief or prohibited transaction exemption, to the effect that assets in an insurance company's general asset account do not constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code.

         6.13  Governmental Regulations, etc.

                 (a) No part of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation G or Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any





                                    - 79 -
                                     E-84
         margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meanings of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement (including, without limita- tion, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation G, T, U or X.

                 (b) Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, neither the Borrower nor any of its Subsidiaries is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 (c) No director, executive officer or principal shareholder of the Borrower or any of its Subsidiaries is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

                 (d) Each of the Borrower and its Subsidiaries has obtained all material licenses, permits, franchises or other governmental authorizations necessary to the ownership of its respective Property and to the conduct of its business.

                 (e) Neither the Borrower nor any of its Subsidiaries is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or any other jurisdiction, or of any agency thereof (including without limitation, environmental laws and regulations), which violation could reasonably be expected to have a Material Adverse Effect.

                 (f) Each of the Borrower and its Subsidiaries is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.





                                    - 80 -
                                     E-85
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         6.14    Subsidiaries.  Schedule 6.14 sets forth all the Subsidiaries of the Borrower at the Closing Date, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Borrower therein.

         6.15 Purpose of Loans and Letters of Credit. The proceeds of the Loans hereunder shall be used solely by the Borrower for general corporate purposes of the Borrower and its Subsidiaries, including, but not limited to,
(1) refinancing of the Existing Credit Agreement and Subordinated Notes, (2) working capital advances, (3) capital expenditures in the ordinary course of business, (4) Permitted Investments and (5) acquisitions; provided that, until the Subordinated Notes have been paid in full, all proceeds of Tranche A Term Loan advances and the Tranche B Term Loan shall be applied to the repayment or prepayment of the Subordinated Notes (together with all accrued interest, prepayment premiums and other amounts due with respect thereto). The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with performance, surety and reclamation bonds, reinsurance and obligations not otherwise aforementioned relating to transactions entered into by the Borrower in the ordinary course of business.

         6.16  Environmental Matters.  Except as disclosed and described in
Schedule 6.16 attached hereto:

         (a) Each of the facilities and properties owned, leased or operated by the Borrower or any of its Domestic Subsidiaries (the "Properties") and all operations at the Properties are in material compliance with all applicable Environmental Laws, and there is no material violation of any Environmental Law with respect to the Properties or the businesses operated by the Borrower or any of its Domestic Subsidiaries (the "Businesses"), and there are no conditions relating to the Businesses or Properties that could give rise to any material liability under any applicable Environmental Laws.

         (b) None of the Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a material violation of, or could give rise to any material liability under, Environmental Laws.

         (c) Neither the Borrower nor any of its Domestic Subsidiaries has received any written or verbal notice of, or inquiry from any Governmental Authority (other than notices or inquiries that have been resolved with such Governmental Authority) regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does the Borrower or any of its Domestic Subsidiaries have knowledge or





                                    - 81 -
reason to believe that any such notice will be received or is being threatened.

         (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by or on behalf of the Borrower or any of its Domestic Subsidiaries, in material violation of, or in a manner that would be reasonably likely to give rise to any material liability under, any applicable Environmental Law.

         (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of any Credit Party, threatened, under any Environmental Law to which the Borrower or any of its Domestic Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower, any of its Domestic Subsidiaries, the Properties or the Businesses.

         (f) There has been no release or, threat of release (other than releases or threats of release that have been resolved with the Governmental Authorities having jurisdiction) of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of the Borrower or any of its Domestic Subsidiaries in connection with the Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws which could reasonably be expected to have a Material Adverse Effect.


                                   SECTION 7

                             AFFIRMATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

         7.1 Information Covenants. The Borrower will furnish, or cause to be furnished, to the Agent and each of the Lenders:

                 (a) Annual Financial Statements. As soon as available, and in any event within 91 days after the close of each fiscal year of the Borrower and its Subsidiaries, a consolidated balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such fiscal year, together with related consolidated statements of operations and changes in stockholders' equity and of cash





                                    - 82 -
         flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Borrower and its Subsidiaries as a going concern.

                 (b)      Interim Financial Statements.

                          (i) Quarterly Financial Statements. As soon as available, and in any event within 46 days after the close of each fiscal quarter of the Borrower and its Subsidiaries (other than the fourth fiscal quarter, in which case 91 days after the end thereof), a consolidated and consolidating balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such fiscal quarter, together with related consolidated and consolidating statements of operations and changes in stockholders' equity and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer or treasurer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                          (ii) Monthly Financial Statements. As soon as available, and in any event within 15 days after the close of each fiscal month, a consolidated balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such month, together with related consolidated statements of operations and of cash flows for such month in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer or treasurer of the Borrower to the effect that such monthly financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.





                                    - 83 -

                 (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b)(i) above, a certificate of the chief financial officer or treasurer of the Borrower; substantially in the form of Schedule 7.1(c), (i) demonstrating compliance with the financial covenants contained in
         Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto.

                 (d) Annual Business Plan and Budgets. Prior to the end of each fiscal year of the Borrower, beginning with the fiscal year ending January 1, 1997, an annual business plan and budget of the Borrower containing, among other things, pro forma financial statements for the next three (3) fiscal years.

                 (e) Borrowing Base Reports. (i) Within 15 days after the end of each calendar month, a Borrowing Base Report as of the end of the immediately preceding month and (ii) as soon as available after the request of the Required Lenders, a Borrowing Base Report as of the date of such request. Each Borrowing Base Report shall be substantially in the form of Schedule 7.1(e) and certified by the chief financial officer or treasurer of the Borrower to be true and correct as of the date thereof.

                 (f) Accountant's Certificate. Within the period for delivery of the annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

                 (g) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to the Borrower or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Person.

                 (h) Reports. Promptly upon transmission or receipt thereof, (a) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as the Borrower or any of its Subsidiaries shall send to its shareholders or to a holder of any Indebtedness in excess of $5,000,000 owed by the Borrower or any of its Subsidiaries in its capacity as such a holder and (b) upon the request of the Agent, all reports and written information to and from





                                    - 84 -
         the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

                 (i) Notices. Upon a Credit Party's obtaining knowledge thereof, the Borrower will give written notice to the Agent immediately of (a) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (b) the occurrence of any of the following with respect to the Borrower or any of its Subsidiaries: (i) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is likely to have a Material Adverse Effect, (ii) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which would likely have a Material Adverse Effect, or
         (iii) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan against such Person, or any ERISA Affiliate, the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA or the termination of any Plan.

                 (j) ERISA. Upon any of the Credit Parties obtaining knowledge thereof, the Borrower will give written notice to the Agent promptly (and in any event within five business days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, a Termination Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Borrower, any of the Subsidiaries of the Borrower or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that reasonably could be expected to have a Material Adverse Effect; together, with a description of any such event or condition or a copy of any such notice and a statement by





                                    - 85 -
         the principal financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Borrower shall furnish the Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                 (k) Additional Patents and Trademarks. At the time of delivery of the financial statements and reports provided for in
         Section 7.1(a), a report signed by the chief financial officer or treasurer of the Borrower setting forth (i) a list of registration numbers for all patents, trademarks, service marks, tradenames and copyrights awarded to any Credit Party since the last day of the immediately preceding fiscal year and (ii) a list of all patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by any Credit Party since the last day of the immediately preceding fiscal year and the status of each such application, all in such form as shall be reasonably satisfactory to the Agent.

                 (l) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of the Borrower or any of its Subsidiaries as the Agent or the Required Lenders may reasonably request.

         7.2 Preservation of Existence and Franchises. Except to the extent otherwise permitted under Section 8.4, the Borrower will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority.

         7.3 Books and Records. The Borrower will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

         7.4 Compliance with Law. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its property if noncompliance with any such law, rule, regulation, order or restriction would have a Material Adverse Effect.





                                    - 86 -

         7.5 Payment of Taxes and Other Indebtedness. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (ii) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (iii) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that the Borrower and its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) would have a Material Adverse Effect.

         7.6 Insurance. The Borrower will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Agent, that it will give the Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled, and that no act or default of the Borrower or any of its Subsidiaries or any other Person shall affect the rights of the Agent or the Lenders under such policy or policies.

         7.7 Maintenance of Property. The Borrower will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

         7.8 Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.





                                    - 87 -

         7.9 Use of Proceeds. The Borrower will use the proceeds of the Loans and will use the Letters of Credit solely for the purposes set forth in
Section 6.15.

         7.10 Audits/Inspections. Upon reasonable notice and during normal business hours, the Borrower will, and will cause each of its Subsidiaries to, permit representatives appointed by the Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of such Person; provided, however, that any costs or expenses incurred by the Agent or any of the Lenders in connection with any of the foregoing shall not be for the Borrower's account. Each of the Credit Parties agrees that the Agent, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Borrower.

         7.11  Financial Covenants.

                 (a) Consolidated Tangible Net Worth. Consolidated Tangible Net Worth at all times shall be no less than the sum of $10,500,000, increased on a cumulative basis by an amount equal to (i) as of the last day of each fiscal quarter commencing with the first of such dates to occur after the Closing Date, 50% of the Consolidated Net Income (without deduction for any losses) for the fiscal quarter then ended plus (ii) as of the date of any Equity Transaction, 100% of the proceeds received from such Equity Transaction.

                 (b) Consolidated Funded Debt Coverage Ratio. The Consolidated Funded Debt Coverage Ratio at each Calculation Date shall be no greater than the following proportions:

                       Period                        Ratio
                       ------                        -----
                 For the period occurring          3.50 to 1.00
                 from the Closing Date
                 through the last day of
                 the 1996 fiscal year of
                 the Borrower and its
                 Subsidiaries

                 For the period occurring          3.00 to 1.00
                 from the first day of the
                 1997 fiscal year of the
                 Borrower and its
                 Subsidiaries and thereafter





                                    - 88 -

                 (c) Consolidated Fixed Charge Coverage Ratio. The Consolidated Fixed Charge Coverage Ratio shall be no less than:

                      (i) 1.75 to 1.00 for (x) the first fiscal quarter of fiscal year 1996 of the Borrower and its Subsidiaries and
                 (y) the first two fiscal quarters of fiscal year 1996 of the Borrower and its Subsidiaries;

                     (ii) 2.00 to 1.00 for (x) the first three fiscal quarters of fiscal year 1996 of the Borrower and its Subsidiaries and (y) fiscal year 1996 of the Borrower and its Subsidiaries; and

                    (iii) 2.50 to 1.00 for the four-quarter period ended as of each Calculation Date thereafter.

                 (d) Consolidated Debt to Capitalization Ratio. The Consolidated Debt to Capitalization Ratio at each Calculation Date shall be no less than the following proportions:

                        Period                       Ratio
                        ------                       -----
                 For the period occurring          0.70 to 1.00
                 from the Closing Date
                 through the last day of
                 the third fiscal quarter
                 of fiscal year 1996
                 of the Borrower and its
                 Subsidiaries

                 For the period occurring          0.65 to 1.00
                 from the first day of
                 the fourth fiscal quarter
                 of fiscal year 1996
                 of the Borrower and its
                 Subsidiaries through the
                 last day of the third
                 fiscal quarter of fiscal
                 year 1997 of the Borrower
                 and its Subsidiaries

                 For the period occurring          0.60 to 1.00
                 from the first day of
                 the fourth fiscal quarter
                 of fiscal year 1997 and
                 thereafter

         7.12 Additional Credit Parties. As soon as practicable and in any event within 30 days after any Person becomes a direct or indirect Domestic Subsidiary of the Borrower, the Borrower shall provide the Agent with written notice thereof setting forth





                                    - 89 -
information in reasonable detail describing all of the assets of such Person and shall (a) cause such Person to execute a Joinder Agreement in substantially the same form as Schedule 7.12, (b) cause 100% of the capital stock of such Person to be delivered to the Agent (together with undated stock powers signed in blank) and pledged to the Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge Agreement and otherwise in form acceptable to the Agent and (c) cause such Person to (i) if such Person has any Domestic Subsidiaries, (A) deliver 100% of the capital stock of such Subsidiaries (together with undated stock powers signed in blank) to the Agent and (B) execute a pledge agreement in substantially the form of the Pledge Agreement and otherwise in form acceptable to the Agent, (ii) if such Person owns or leases any real property located in the United States of America and deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion, execute any and all necessary mortgages, deeds of trust, deeds to secure debt or other appropriate real estate collateral documentation in form acceptable to the Agent and (iii) deliver such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Agent.

         7.13 Pledged Assets. (a) Each Domestic Subsidiary of the Borrower will cause all of its real (whether leased or owned) property located in the United States of America and deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion, and all of its personal property deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion (including without limitation 100% of its equity ownership interest in its Domestic Subsidiaries) to be subject at all times to first priority, perfected and, in the case of real property (whether leased or owned), title insured Liens in favor of the Agent pursuant to the terms and conditions of the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Agent shall reasonably request. With respect to any real property (whether leased or owned) located in the United States of America acquired by any Domestic Subsidiary of the Borrower subsequent to the Closing Date and deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion, such Domestic Subsidiary will cause to be delivered to the Agent documents, instruments and other items of the types required to be delivered pursuant to Section 7.17. In furtherance of the foregoing terms of this Section 7.13 and without limiting the terms of Section 8.4(c), the Borrower agrees (i) as soon as





                                    - 90 -
practicable after the Closing Date and in any event not later than April 30, 1996, the Credit Parties shall, unless in any such case the Credit Parties are unable after good faith efforts to do so, cause to be delivered to the Agent, in form and substance reasonably satisfactory to the Agent, such estoppel letters, consents and waivers as may be required by the Agent from the landlords of each leased location of Collateral set forth in Schedule 2 to the Security Agreement, which estoppel letters, consents and waivers shall be in the form and substance reasonably satisfactory to the Agent and (ii) to promptly provide the Agent with written notice of the acquisition by, or the entering into a leasing by, the Borrower or any of its Domestic Subsidiaries of any asset(s) having a market value greater than $1,000,000, setting forth in reasonable detail a description of the asset(s) so acquired.

         (b) Without limiting the generality of the terms of subsection (a) above, the Credit Parties will cause 100% of the capital stock or other equity interest in each Domestic Subsidiary of the Borrower to be subject at all times to a first priority, perfected Lien in favor of the Agent pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Agent shall reasonably request.

         7.14 Interest Rate Protection Agreements. The Borrower shall, by February 16, 1996, enter into interest rate protection agreements protecting against fluctuations in interest rates as to which the material terms are reasonably satisfactory to the Agent, which agreements shall provide coverage in an amount equal to at least 50% of the aggregate outstanding principal balances of the Tranche A Term Loan and the Tranche B Term Loan and for a duration of at least three (3) years from the Effective Date.

         7.15 Ownership of Subsidiaries; Domestic Operations. (a) Except to the extent otherwise provided in Section 8.4(b) and Section 8.11, the Borrower shall, directly or indirectly, own at all times 100% of the capital stock of each of its Subsidiaries.

         (b) (i) The Borrower and its direct and indirect Domestic Subsidiaries shall own at all times at least 75% of Consolidated Total Assets and (ii) each direct and indirect Foreign Subsidiary of the Borrower shall cause its cash and Cash Equivalents from time to time in excess of $200,000 to be distributed to the Borrower (directly or indirectly through Genicom Foreign Sales Corporation, a U.S. Virgin Islands corporation wholly-owned by the Borrower ("GFSC")) and applied, first, to the payment of such Foreign Subsidiary's intercompany obligations for the purchase of goods sold or services rendered (and, in the case of goods sold by the Borrower through GFSC, also as a further payment by GFSC of its intercompany obligations for the purchase of goods from or services rendered by the Borrower), second, if all intercompany obligations for the purchase of goods sold and services rendered have been paid, to the repayment of intercompany loans then due,





                                    - 91 -
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if any, and, lastly, as loan disbursements by such Foreign Subsidiary to the
Borrower.

         7.16 Payment of Subordinated Notes. On or before February 16, 1996, the Borrower shall have repaid or prepaid in full the indebtedness evidenced by the Subordinated Notes, together with all accrued interest, prepayment premiums and other amounts due with respect thereto.

         7.17 Further Assurances Regarding Real Property Collateral. As soon as practicable after the Closing Date and in any event not later than April 30, 1996, the Credit Parties shall, unless in any such case the Credit Parties are unable after good faith efforts to do so, cause to be delivered to the Agent, in form and substance reasonably satisfactory to the Agent:

                 (a) fully executed and notarized mortgages, deeds of trust or deeds to secure debt (each a "Mortgage Instrument" and collectively the "Mortgage Instruments") encumbering the fee interest and/or leasehold interest of any Credit Party in each real property asset designated in Schedule 7.17(a) (each a "Mortgaged Property" and collectively the "Mortgaged Properties");

                 (b) a title report obtained by the Credit Parties in respect of each of the Mortgaged Properties;

                 (c) in the case of each real property leasehold interest of any Credit Party constituting Mortgaged Property, (i) such estoppel letters, consents and waivers from the landlords of such real property as may be required by the Agent, which estoppel letters, consents and waivers shall be in the form and substance reasonably satisfactory to the Agent and (ii) evidence that the applicable lease, a memorandum of lease with respect thereto, or other evidence of such lease in form and substance reasonably satisfactory to the Agent, has been or will be recorded in all places to the extent necessary or desirable, in the reasonable judgment of the Agent, so as to enable the Mortgage Instrument encumbering such leasehold interest to effectively create a valid and enforceable first priority lien (subject to Permitted Liens) on such leasehold interest in favor of the Agent (or such other Person as may be required or desired under local law) for the benefit of Lenders;

                 (d) maps or plats (which shall have also been received by the title insurance company(ies) referred to in subsection (e) below (the "Title Insurance Company")) of an as-built survey of the sites of the real property covered by the Mortgage Instruments certified to the Agent and the Title Insurance Company in a manner reasonably satisfactory to each of the Agent and the Title Insurance Company, dated a date reasonably satisfactory to the Agent and the Title





                                    - 92 -
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         Insurance Company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be made in accordance with standards that enable the Title Insurance Company to issue the policies referred to in subsection (e) below without exception for "survey matters", except for matters as are reasonably acceptable to the Agent;

                 (e) ALTA mortgagee title insurance policies issued by a title insurance company or companies selected by the Borrower and acceptable to the Agent (the "Mortgage Policies"), in amounts not less than the respective amounts designated in Schedule 7.17(a) with respect to any particular Mortgaged Property, assuring the Agent that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Agent and shall provide for affirmative insurance and such reinsurance as the Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Agent;

                 (f) evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to whether (i) any Mortgaged Property (a "Flood Hazard Property") is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards and (ii) the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program;

                 (g) if there are any Flood Hazard Properties, a Credit Party's written acknowledgement of receipt of written notification from the Agent (i) as to the existence of each such Flood Hazard Property and (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program; and

                 (h) a legal opinion of special local counsel reasonably acceptable to the Agent in respect of each of the Mortgage Instruments.


                                   SECTION 8

                               NEGATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:





                                    - 93 -
                                     E-98
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         8.1  Indebtedness.  The Borrower will not, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                 (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

                 (b) Indebtedness of the Borrower or any of its Subsidiaries existing as of the Closing Date and set forth in Schedule
         8.1 (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to such Person than such existing Indebtedness);

                 (c) purchase money Indebtedness (including Capital Leases) hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $2,500,000 at any one time outstanding (including any such Indebtedness referred to in subsection
         (b) above); (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                 (d) obligations of the Borrower in respect of interest rate protection agreements, foreign currency exchange, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

                 (e) Intercompany Indebtedness incurred in the ordinary course of business and consistent with past practices or for cash management purposes;

                 (f) intercompany Indebtedness of the Foreign Subsidiaries of the Borrower owing (i) to any other Foreign Subsidiary of the Borrower or (ii) subject to the terms of Section 8.5, to any Credit Party; and

                 (g)      (i)     Indebtedness of Genicom Canada Inc. of up to
         $1,500,000 (or the Canadian Dollar equivalent thereof); and

                          (ii) unsecured Guaranty Obligations of the Borrower in respect of any Indebtedness permitted pursuant to this
         Section 8.1.

         8.2 Liens. The Borrower will not, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit





                                    - 94 -
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to exist any Lien with respect to any of their Property, whether now owned or after acquired, except for Permitted Liens.

         8.3 Nature of Business. Neither the Borrower nor any of its Subsidiaries will substantively alter the character or conduct of the business conducted by any such Person as of the Closing Date.

         8.4 Consolidation, Merger, Sale or Purchase of Assets, etc. The Borrower will not, nor will it permit any of its Subsidiaries to:

                 (a) dissolve, liquidate or wind up their affairs, or enter into any transaction of merger or consolidation; provided, however, that, so long as no Default or Event of Default would be directly or indirectly caused as a result thereof, (i) the Borrower may merge or consolidate with any of its Subsidiaries provided that the Borrower is the surviving corporation; (ii) any Credit Party (other than the Borrower) may merge or consolidate with any other Credit Party (other than the Borrower); (iii) any Credit Party may merge or consolidate with any Person that is not a Credit Party provided that (A) such Credit Party is the surviving corporation and
         (B) no later than 14 days prior to such merger or consolidation, the Agent and the Lenders shall have received a certificate of the chief financial officer or treasurer of the Borrower providing facts or computations in reasonable detail demonstrating that, after giving effect on a Pro Forma Basis to such merger or consolidation, no Default or Event of Default would exist hereunder; (iv) any Subsidiary of the Borrower that is not a Credit Party may merge or consolidate with any other Person that is not a Credit Party provided that after giving effect on a Pro Forma Basis to such merger or consolidation, no Default or Event of Default would exist hereunder; and (v) any Wholly-Owned Subsidiary of the Borrower may dissolve, liquidate or wind up its affairs at any time;

                 (b) sell, lease, transfer or otherwise dispose of any Property (including without limitation pursuant to any sale leaseback transaction) other than (i) the sale of inventory in the ordinary course of business for fair consideration, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business, (iii) the sale or other disposition of the Ogden Assets pursuant to that certain Stock Purchase Agreement, dated December 15, 1995 among the Borrower, Genicom de Mexico, S.A. DE C.V., Paul T. Winn, James A. Jones, James C. Gale, Genicom International Holdings Corporation, Atlantic Design Company, Inc., Ogden Allied Maintenance Corporation and Ogden Services Corporation, and (iv) subject to the terms of Section 8.8, any other Asset Disposition, provided that, no later than 14 days prior to such Asset Disposition, the Agent and the Lenders shall have received a certificate





                                    - 95 -
                                    E-100
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         of the chief financial officer or treasurer of the Borrower (A)
         providing facts or computations in reasonable detail demonstrating that (1) the aggregate cumulative book value of assets disposed of in all the Asset Dispositions occurring on or after the Closing Date does not exceed 20% of Consolidated Total Assets as of the most recent Calculation Date with respect to which the Agent and the Lenders shall have received the Required Financial Information, (2) the aggregate cumulative book value of assets disposed of in all the Asset Dispositions occurring during the then current fiscal year of the Borrower does not exceed 10% of Consolidated Total Assets as of the most recent Calculation Date with respect to which the Agent and the Lenders shall have received the Required Financial Information and (3) after giving effect on a Pro Forma Basis to such Asset Disposition, no Default or Event of Default would exist hereunder and (B) specifying the anticipated or actual date of such Asset Disposition, briefly describing the assets sold or otherwise disposed of or to be sold or otherwise disposed of and setting forth the net book value of such assets and the aggregate consideration and Net Proceeds to be received for such assets in connection with such Asset Disposition, and thereafter the Borrower shall (x) within the period of one (1) month following the consummation of such Asset Disposition (with respect to any such Asset Disposition, the "Application Period"), apply (or cause its applicable Subsidiary to apply) an amount equal to the Net Proceeds of such Asset Disposition to the purchase, acquisition or, in the case of real property, construction of Alternative Assets or (y) prepay the Loans in connection with such Asset Disposition to the extent required by Section 3.3(c)(i); or

                 (c)      except as otherwise permitted by Section 8.4(a) and
         Section 8.5 and except for any such transactions with respect to which the purchase price consists of capital stock or securities of the acquiring Person, acquire all or any portion of the capital stock or securities of any other Person or purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) all or any substantial part of the Property of any other Person, provided that, subject to the terms of Section 7.12, Section 7.15(b), Section
         8.5 and Section 8.8, the Borrower or any of its Subsidiaries shall be permitted to acquire all or any portion of the capital stock or securities or all or substantially all of the assets of any Person engaged in a business or businesses substantially similar to any business currently conducted by the Borrower or any of its Subsidiaries, but only to the extent that, no later than 14 days prior to such acquisition, the Agent and the Lenders shall have received a certificate of the chief financial officer or treasurer of the Borrower providing facts or computations in reasonable detail demonstrating that (i) the cost of any such acquisition (including any assumption of





                                    - 96 -
                                    E-101
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         Indebtedness in connection therewith, but excluding any portion of the purchase price for any such acquisition consisting of capital stock or other securities of the Borrower) individually does not exceed $20,000,000, (ii) the cost of all such acquisitions (including any assumption of Indebtedness in connection therewith, but excluding any portion of the purchase price for any such acquisition consisting of capital stock or other securities of the Borrower) occurring during any fiscal year of the Borrower does not exceed $30,000,000 and (iii) after giving effect on a Pro Forma Basis to such acquisition
         (including but not limited to any Indebtedness to be incurred or assumed by the Borrower or any of its Subsidiaries in connection therewith), no Default or Event of Default would exist hereunder.

         8.5 Advances, Investments, Loans, etc. The Borrower will not, nor will it permit any of its Subsidiaries to, make Investments in or to any Person, except for Permitted Investments.

         8.6 Restricted Payments. The Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly declare, order, make or set apart any sum for or pay any Restricted Payment, except (i) to make dividends payable solely in the same class of capital stock of such Person, (ii) to make dividends payable to any Credit Party, (iii) as permitted by Section 8.7, (iv) provided that no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof, to make interest payments on Intercompany Indebtedness and (v) in addition to the foregoing, other Restricted Payments provided that (A) no Default or Event of Default has occurred and is continuing at the time of such Restricted Payment or would be directly or indirectly caused as a result thereof and (B) the aggregate amount of all such Restricted Payments made pursuant to this clause
(v) during any fiscal year does not exceed 20% of Consolidated Net Income for such fiscal year.

         8.7 Prepayments of Indebtedness, etc. The Borrower will not, nor will it permit any of its Subsidiaries to, (i) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof, (ii) (A) if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the





                                    - 97 -
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trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of, any other Indebtedness (other than Intercompany Indebtedness) or (B) except as otherwise permitted by Section 8.6(iv), make any payment or prepayment of any Intercompany Indebtedness or
(iii) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) where such change would have a Material Adverse Effect.

         8.8 Transactions with Affiliates. The Borrower will not, nor will it permit any of its Subsidiaries to, enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (a) advances of working capital to any Credit Party, (b) transfers of cash and assets to any Credit Party, (c) transactions permitted by Section 8.1(e), Section 8.1(f) or Section 8.1(g)(ii), Section 8.4, Section 8.5 or Section 8.6, (d) normal compensation and reimbursement of expenses of officers and directors, (e) except as otherwise specifically limited in this Credit Agreement, other transactions (including without limitation any such transaction giving rise to an intercompany trade payable) which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transactions with a Person other than an officer, director, shareholder, Subsidiary or Affiliate and (f) other transactions described in Schedule 8.8.

         8.9 Fiscal Year. The Borrower will not, nor will it permit any of its Subsidiaries to, change its fiscal year except to change the fiscal year of any Person acquired by the Borrower or any of its Subsidiaries in order to coincide with the fiscal year of the Borrower and its Subsidiaries.

         8.10 Limitation on Restrictions on Subsidiary Dividends and Other Distributions, etc. The Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's capital stock, (b) subject to subordination provisions, pay any Indebtedness owed to the Borrower or any other Credit Party, (c) make loans or advances to any Credit Party or (d) transfer any of its Property to any Credit Party, except for encumbrances or restrictions existing under or by reason of (i) customary non-assignment provisions in any lease governing a leasehold interest, (ii) other agreements described on Schedule 8.1 attached hereto, and (iii) this Credit Agreement and the other Credit Documents.

         8.11 Issuance and Sale of Subsidiary Stock. The Borrower will not, nor will it permit any of its Subsidiaries to, except





                                    - 98 -
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(i) to qualify directors where required by applicable law, (ii) to satisfy legal requirements regarding minimum number of equity holders in Foreign Subsidiaries, (iii) as otherwise permitted under the terms of Section 8.4(b) and (iv) the issuance of shares of capital stock to the Borrower, sell, transfer or otherwise dispose of, any shares of capital stock of any of its Subsidiaries or permit any of its Subsidiaries to issue, sell or otherwise dispose of, any shares of capital stock of any of its Subsidiaries.

         8.12 Sale Leasebacks. Except as otherwise permitted by Section 8.4(c), the Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real or personal or mixed), whether now owned or hereafter acquired, (i) which such Person has sold or transferred or is to sell or transfer to any other Person other than a Credit Party or (ii) which such Person intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Person to any other Person other than a Credit Party in connection with such lease.

         8.13 No Further Negative Pledges. Except with respect to prohibitions against other encumbrances on specific Property encumbered to secure payment of particular Indebtedness (which Indebtedness relates solely to such specific Property, and improvements and accretions thereto, and is otherwise permitted hereby), the Borrower will not, nor will it permit any of its Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

         8.14 Operating Lease Obligations. The Borrower will not, nor will it permit any of its Subsidiaries to, enter into, assume or permit to exist any obligations for the payment of rental under Operating Leases which in the aggregate for all such Persons would exceed $12,000,000 in any fiscal year.


                                   SECTION 9

                               EVENTS OF DEFAULT

         9.1 Events of Default. An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

              (a)      Payment.  Any Credit Party shall





                                    - 99 -
                                    E-104
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                          (i) default in the payment when due of any principal
                 of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

                          (ii) default, and such defaults shall continue for
                 five (5) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

                 (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

                 (c)      Covenants.  Any Credit Party shall

                          (i) default in the due performance or observance of
                 any term, covenant or agreement contained in Sections 7.2, 7.9, 7.11, 7.12, 7.14, 7.15, 7.16 or 8.1 through 8.14, inclusive, or

                          (ii) default in the due performance or observance by
                 it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Agent; or

                 (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (ii) any Credit Document shall fail to be in full force and effect or to give the Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby; or

                 (e) Guaranties. The guaranty given by any Guarantor hereunder (including any Additional Credit Party) or any provision thereof shall cease to be in full force and effect, or any Guarantor (including any Additional Credit Party) hereunder or any Person acting





                                   - 100 -
         by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

                 (f) Bankruptcy Event. Any Bankruptcy Event shall occur with respect to the Borrower or any of its Subsidiaries; or

                 (g) Defaults under Other Agreements. With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $5,000,000 in the aggregate for the Borrower and each of its Subsidiaries taken as a whole, (i) the Borrower or any of its Subsidiaries shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (B) default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (after the giving of any required notice or the passing of any required period of time or both), any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                 (h) Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving a liability of $5,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

                 (i) ERISA. Any of the following events or conditions, if such event or condition could have a Material Adverse Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of the Borrower, any of the Subsidiaries of the Borrower or any ERISA Affiliate in favor of the PBGC or a Plan; (2) a Termination Event





                                   - 101 -
                                    E-106
         shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) a Termination Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) the Borrower, any of the Subsidiaries of the Borrower or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject the Borrower, any of the Subsidiaries of the Borrower or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower, any of the Subsidiaries of the Borrower or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

                 (j)      Ownership.  There shall occur a Change of Control.

         9.2 Acceleration; Remedies. Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the Required Lenders or cured to the satisfaction of the Required Lenders (pursuant to the voting procedures in Section 11.6), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions without prejudice to the rights of the Agent or any Lender to enforce its claims against the Credit Parties, except as otherwise specifically provided for herein:

                 (i) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                 (ii) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrower to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.





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                 (iii)  Cash Collateral.  Direct the Borrower to pay (and the
         Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), it will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

                 (iv) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents and all rights of set-off.

         Notwithstanding the foregoing, if an Event of Default specified in
Section 9.1(f) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Agent.


                                   SECTION 10

                               AGENCY PROVISIONS

         10.1 Appointment. Each Lender hereby designates and appoints NationsBank of Texas, N.A. as administrative agent (in such capacity as Agent hereunder, the "Agent") of such Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Agent as the agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Agent. The provisions of this Section are solely for the benefit of the Agent and the Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof.
In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Agent shall not act solely as agent of the Lenders and does not assume and shall not be deemed to have





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assumed any obligation or relationship of agency or trust with or for any
Credit Party.

         10.2 Delegation of Duties. The Agent may execute any of its respective duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact (other than any Affiliates of the Agent) selected by it with reasonable care.

         10.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower or any Credit Party in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Credit Parties to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties.

         10.4 Reliance on Communications. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without





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limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat the Lenders as the owner of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 11.3(b) hereof. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

         10.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or a Credit Party referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

         10.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and the other Credit Parties and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it





                                   - 105 -
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deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower and the other Credit Parties which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         10.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the final payment of all of the obligations of the Borrower hereunder and under the other Credit Documents) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         10.8 Agent in its Individual Capacity. The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Party as though the Agent were not Agent hereunder. With respect to the Loans made by and all obligations of the Borrower hereunder and under the other Credit Documents owing to it, the Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though they were not Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

         10.9 Successor Agent. With and subject to the consent of the Borrower (which consent shall not be unreasonably withheld),





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the Agent may, at any time, resign upon 20 days' written notice to the Lenders.
The Agent may be removed with or without cause by the Required Lenders upon 30 days' written notice to the Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation or notice of removal, as appropriate, then the retiring Agent shall select a successor Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.


                                   SECTION 11

                                 MISCELLANEOUS

         11.1 Notices. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower, Guarantors and the Agent, set forth below, and, in the case of the Lenders, set forth on Schedule 2.1(a), or at such other address as such party may specify by written notice to the other parties hereto:

                 if to the Borrower or the Guarantors:

                          Genicom Corporation
                          14800 Conference Center Drive
                          Suite 400, Westfields
                          Chantilly, Virginia 22021-3806
                          Attn:  James C. Gale
                          Telephone:  (703) 802-9259
                          Telecopy:   (703) 802-8618

                 if to the Agent:





                                   - 107 -
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                          NationsBank of Texas, N.A.
                          901 Main Street
                          Floor 67
                          Dallas, Texas 75202
                          Attn:  Brent W. Mellow
                          Telephone:  (214) 508-3556
                          Telecopy:   (214) 508-0980

         11.2 Right of Set-Off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Credit Party to such Lender hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. Each of the Credit Parties hereby agrees that any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 11.3(d) or Section 3.14 may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

         11.3  Benefit of Agreement.

                 (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign and transfer any of its interests without prior written consent of the Lenders; provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3, provided however that nothing herein shall prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank or (ii) granting assignments or participation in such Lender's Loans and/or Commitments hereunder to its parent company and/or any Affiliate or Subsidiary of such Lender.





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                 (b)      Assignments.  Each Lender may assign all or a portion
         of its rights and obligations hereunder pursuant to an assignment agreement substantially in the form of Schedule 11.3(b) to one or more Eligible Assignees, provided that (i) any such assignment (other than any assignment to an existing Lender) shall be in a minimum aggregate amount of $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) of the Commitments and in integral multiples of $1,000,000 above such amount, (ii) each assignment of such Lender's Revolving Commitment shall also involve an assignment of a corresponding percentage of such Lender's Foreign Currency Commitment and (iii) each such assignment shall be of a constant, not varying, percentage of (A) in the case of an assignment of all or a portion of such Lender's Revolving Commitment and Foreign Currency Commitment, all of such Lender's rights and obligations under this Credit Agreement with respect to the Revolving Commitment and the Foreign Currency Commitment so assigned, (B) in the case of an assignment of all or a portion of such Lender's Tranche A Term Loan Commitment, all of such Lender's rights and obligations under this Credit Agreement with respect to the Tranche A Term Loan Commitment so assigned and (C) in the case of an assignment of all or a portion of such Lender's Tranche B Term Loan Commitment, all of such Lender's rights and obligations under this Credit Agreement with respect to the Tranche B Term Loan Commitment so assigned. Any assignment hereunder shall be effective upon delivery to the Agent of written notice of the assignment together with a transfer fee of $3,500 payable to the Agent for its own account from and after the later of (i) the effective date specified in the applicable assignment agreement and (ii) the date of recording of such assignment in the Register pursuant to the terms of subsection (c) below. The assigning Lender will give prompt notice to the Agent and the Borrower of any such assignment. Upon the effectiveness of any such assignment (and after notice to, and (to the extent required pursuant to the terms hereof) with the consent of, the Borrower as provided herein), the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines the Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is

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         given in substitution for and replacement of the original Note or any replacement notes thereof). By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

                 (c) Maintenance of Register. The Agent shall maintain at one of its offices in Charlotte, North Carolina a copy of each Lender assignment agreement delivered to it in accordance with the terms of subsection (b) above and a

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         register for the recordation of the identity of the principal amount, type and Interest Period of each Loan outstanding hereunder, the names, addresses and the Commitments of the Lenders pursuant to the terms hereof from time to time (the "Register"). The Agent will make reasonable efforts to maintain the accuracy of the Register and to promptly update the Register from time to time, as necessary. The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

                 (d) Participations. Each Lender may sell, transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a "Lender" for all purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or Fees in respect of any Loans in which the participant is participating, (B) postpone the date fixed for any payment of principal (including extension of the Termination Date or the date of any mandatory prepayment), interest or Fees in which the participant is participating, or (C) release any Guarantor from its guaranty obligations hereunder (except as expressly provided in the Credit Documents) and (iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a parent company of the participant) shall be prohibited. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided, however, that such participant shall be entitled to receive additional amounts under Sections 3.6, 3.7, 3.10,
         3.11 and 3.12 on the same basis as if it were a Lender.

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         11.4  No Waiver; Remedies Cumulative.  No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Borrower or any other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         11.5 Payment of Expenses, etc. The Borrower agrees to: (i) pay all reasonable out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, special counsel to the Agent) and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement and of the Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent and each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (A) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding or (B) the presence or Release of any Materials of Environmental Concern at, under or from any Property owned, operated or leased by the

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Borrower or any of its Subsidiaries, or the failure by the Borrower or any of its Subsidiaries to comply with any Environmental Law (but excluding, in the case of either of clause (A) or (B) above, any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of negligence or willful misconduct on the part of the Person to be indemnified).

         11.6 Amendments, Waivers and Consents. Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided that
(a) no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender, (i) extend the scheduled maturities (including the final maturity and any mandatory prepayments but in no event including any amendment or waiver to Section 3.3(c)) of any Loan, or any portion thereof, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder or reduce the principal amount thereof, or increase the Commitments of the Lenders over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or of a mandatory reduction in the total commitments shall not constitute a change in the terms of any Commitment of any Lender), (ii) except as expressly permitted in the Credit Documents, release (A) any Collateral or (B) any Guarantor from its guaranty obligations hereunder, (iii) amend, modify or waive any provision of this Section or Section 3.6, 3.7, 3.11, 3.12, 3.13, 3.14, 5.1, 5.2, 5.3, 9.1(a), 11.2, 11.3, 11.5 or 11.9, (iv) reduce any percentage specified in, or otherwise modify, the definition of "Available Foreign Currency", "Foreign Currency Equivalent", "Determination Date", "Dollar Amount", "Dollar Equivalent" or "Required Lenders" or (v) consent to the assignment or transfer by the Borrower (or Guarantor) of any of its rights and obligations under (or in respect of) this Credit Agreement and (b) no such amendment, change, waiver, discharge or termination shall, without the consent of Lenders holding in the aggregate at least 51% of the outstanding Tranche A Term Loan and at least 51% of the outstanding Tranche B Term Loan, extend the time for or the amount or the manner of application of proceeds (including without limitation pursuant to Section 3.3(d)) of any mandatory prepayment required by Section 3.3(c)(i) or (ii). No provision of Section 2.2 may be amended without the consent of the Issuing Lender, and no provision of Section 10 may be amended without the consent of the Agent.

         11.7 Counterparts. This Credit Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.





                                   - 113 -

         11.8 Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.9 Survival. All indemnities set forth herein, including, without limitation, in Section 2.2(i), 3.10, 3.12(a), 10.7 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit hereunder.

         11.10  Governing Law; Submission to Jurisdiction; Venue.

                 (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

                 (b) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such





                                   - 114 -
         action or proceeding brought in any such court has been brought in an inconvenient forum.

                 (c) EACH OF THE AGENT, THE LENDERS AND THE CREDIT PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         11.11 Severability. If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         11.12 Entirety. This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         11.13 Binding Effect; Termination. (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower, the Guarantors and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent and each Lender and their respective successors and assigns.

         (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding and until all of the Commitments hereunder shall have expired or been terminated.

         11.14 Judgment Currency. (i) Each Credit Party's obligations hereunder to make payments in Dollars or in any Available Foreign Currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Agent or such Lender under this Credit Agreement. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an





                                   - 115 -
amount due in the Obligation Currency, the conversion shall be made, at the Dollar Equivalent or the Foreign Currency Equivalent, as applicable, determined in each case as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                 (ii) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, such amount payable by the applicable Credit Party shall be reduced or increased, as applicable, such that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

         11.15 Confidentiality. The Agent and the Lenders agree to keep confidential (and to cause their respective affiliates, officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished to the Agent or any such Lender by or on behalf of the Borrower (whether before or after the Closing Date) which relates to the Borrower or any of its Subsidiaries (the "Information").
Notwithstanding the foregoing, the Agent and each Lender shall be permitted to disclose Information (i) to its affiliates, officers, directors, employees, agents and representatives in connection with its participation in any of the transactions evidenced by this Credit Agreement or any other Credit Documents or the administration of this Credit Agreement or any other Credit Documents;
(ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any Governmental Authority;
(iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Credit Agreement or any agreement entered into pursuant to clause (iv) below, (B) becomes available to the Agent or such Lender on a non-confidential basis from a source other than the Borrower or any of its Subsidiaries or (C) was available to the Agent or such Lender on a non-confidential basis prior to its disclosure to the Agent or such Lender by the Borrower; (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first specifically agrees in a writing furnished to and for the benefit of the Borrower to be bound by the terms of this Section 11.15; or (v) to the extent that the Borrower shall have consented in writing to such disclosure. Nothing set forth in this Section 11.15 shall obligate the Agent or any Lender to return any materials furnished by the Borrower.

         11.16 Source of Funds. Each of the Lenders hereby represents and warrants to the Borrower that at least one of the





                                   - 116 -
following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

                 (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

                 (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan); or

                 (c) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrower.

As used in this Section 11.16, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         11.17 Conflict. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.



                           [Signature Page to Follow]
         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:
--------
                                  GENICOM CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


GUARANTORS:
----------

                                  GENICOM INTERNATIONAL HOLDINGS CORPORATION





                                   - 117 -

                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  GENICOM INTERNATIONAL SALES CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  DELMARVA TECHNOLOGIES CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  RASTEK CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------

                             [Signatures continued]





                                     S-2

                                  ENTERPRISING SERVICE SOLUTIONS CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  PRINTER SYSTEMS CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  THE PRINTER CONNECTION, INC.


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  PRINTER SYSTEMS INTERNATIONAL, LTD.


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                             [Signatures continued]





                                     S-3

LENDERS:
-------

                                  NATIONSBANK OF TEXAS, N.A.,
                                  individually in its capacity as a
                                  Lender and in its capacity as Agent


                                  By
                                    -----------------------------

                                  Title
                                       --------------------------


                                  CREDITANSTALT-BANKVEREIN

                                  By
                                    -----------------------------

                                  Title
                                       --------------------------


                                  By
                                    -----------------------------

                                  Title
                                       --------------------------





                                     S-4

                                SCHEDULE 1.1A
                                OGDEN ASSETS





GENICOM CORPORATION
ADC TRANSFER
PPE - NBV AT 12/17/95 COMPLETE - DATACOM

TYPE        ASSET ID    DESCRIPTION                       LOC     DIV   ACQ DATE       COST           RESERVE       NET-BOOK
30          3768287001  YK200 PART PICKER                 2M3400  2M    15-Apr-87        6,472.26       5,555.36       916.90

30          3110477001  PLASTIC MOLD MACH                 2M3802  2M    21-Oct-83       17,063.86      17,063.86         0.00

30          3786888001  ANOCUT SURFACE GRINDER            2M3400  2M    15-Mar-88       75,214.29      57,664.29    17,550.00

30          3489078001  GENERATOR                         2M3400  2M    21-Oct-83       23,469.93      23,469.93         0.00

30          3589385001  AIR CONDITIONED UNIT              2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          4280393001  AIR COMPRESSER & FILTER           2M3400  2M    15-Jun-93        3,036.56         733.84     2,302.72

30          3589985001  AIR CONDITIONED UNIT.             2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          3245579001  RIBBON STUFFER                    2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

30          6804268001  MOD D-1030-14 PREC                2M3400  2M    21-Oct-83       12,546.77      12,546.77         0.00

30          3399481001  DUST COLLECTOR                    2M3400  2M    21-Oct-83       12,520.51      12,520.51         0.00

30          3560585001  METEOR COIL WINDER                419999  2M    15-May-85       13,004.57      13,004.57         0.00

30          3948688001  ELDORADO GUNDRILL MACHINE         2M3400  2M    15-May-88       64,273.05      48,204.79    16,068.26

30          4246093001  PUMP TANK ASM                     2M3400  2M    15-Jan-93       19,373.44       5,489.14    13,884.30

30          3918788001  UNIVERSAL INSERTION MACHI         2M3400  2M    15-Apr-88      228,472.00     173,257.93    55,214.07

30          3185278001  RIBBON WELD FIXTUR                2M3400  2M    21-Oct-83        3,013.48       3,013.48         0.00

30          3919188001  PIN INSERTION MACHINE             2M3400  2M    15-Apr-88       52,932.89      40,140.78    12,792.11

30          3496084001  SPEED CONTROL                     2M3400  2M    15-Feb-84        6,376.00       6,376.00         0.00

30          3586785001  AUTOSTEP SURFACE GRINDER          2M3400  2M    15-Sep-85       18,218.96      18,218.96         0.00

30          3292780001  PLASTIC MOLDER                    2M3802  2M    21-Oct-83       72,771.24      72,771.24         0.00

30          3280279001  METEOR COIL WINDER                2M3400  2M    21-Oct-83        6,390.00       6,390.00         0.00

30          4273893001  SILO 12 FT X 22 FT 10 INCH        2M3400  2M    15-May-93       26,917.51       6,729.38    20,188.13

30          3825287001  RIBBON WELDING SYSTEM             2M3400  2M    15-Oct-87       17,975.00      14,529.79     3,445.21

30          3173577001  SEQUENCING MACHINE                2M3400  2M    21-Oct-83       31,950.00      31,950.00         0.00

30          4057389001  ANOCUT ELECTROCHE.GRINDER         2M3400  2M    15-Jul-89       91,180.02      57,747.34    33,432.68

30          4280193001  SANDBLASTING CABINET              2M3400  2M    15-Jun-93          819.32         198.01       621.31

30          3306680001  SURFACE GRINDER                   2M3400  2M    21-Oct-83        4,792.50       4,792.50         0.00

30          C0005283    HI-SPEED HEAD TESTER              2M3400  2M    15-Feb-87        7,500.15       6,566.99       933.16

30          4074989001  SUNNEN HONING MACHINE             2M3400  2M    15-Sep-89       23,453.02      14,462.69     8,990.33

30          3955888001  HARIG618 AUTOSTEP GRINDER         2M3400  2M    15-Jun-88       18,718.50      13,882.89     4,835.61

30          3245479001  RIBBON STUFFER                    2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

30          3461484001  ADD SURFACE GRINDR                2M3400  2M    15-Jul-84        2,114.58       2,114.58         0.00

30          4331794001  WALKIE PALLET TRUCK               2M3400  2M    15-Jan-94        3,622.12         664.06     2,958.06

30          3386781001  INSERTION MACHINE                 2M3400  2M    21-Oct-83       11,182.50      11,182.50         0.00

30          4074789001  SUNNEN HONING MACHINE             2M3400  2M    15-Sep-89       23,453.02      14,462.69     8,990.33

30          3802487001  ROLL PIN INSERTION FIXTUR         2M3400  2M    15-Dec-87        7,115.39       5,633.02     1,482.37

30          3600385001  ELDORADO GUNDRILL                 2M3400  2M    15-Dec-85       59,432.50      58,937.22       495.28

30          3495784001  INSERTER DIP                      2M3400  2M    15-Feb-84       20,583.50      20,583.50         0.00

30          3313680001  RIBBON STUFFER                    2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00


TYPE        ASSET ID    DESCRIPTION                       MO DEPR        50% MO     ADJUSTED NBV
                                                                          DEPR       @ 12/17/95
30          3768287001  YK200 PART PICKER                   53.94         26.97        889.93

30          3110477001  PLASTIC MOLD MACH                    0.00          0.00          0.00

30          3786888001  ANOCUT SURFACE GRINDER             626.79        313.39     17,236.61

30          3489078001  GENERATOR                            0.00          0.00          0.00

30          3589385001  AIR CONDITIONED UNIT                65.86         32.93          0.00

30          4280393001  AIR COMPRESSER & FILTER             25.30         12.65      2,290.07

30          3589985001  AIR CONDITIONED UNIT.               65.86         32.93          0.00

30          3245579001  RIBBON STUFFER                       0.00          0.00          0.00

30          6804268001  MOD D-1030-14 PREC                   0.00          0.00          0.00

30          3399481001  DUST COLLECTOR                       0.00          0.00          0.00

30          3560585001  METEOR COIL WINDER                  49.26         24.63          0.00

30          3948688001  ELDORADO GUNDRILL MACHINE          535.61        267.80     15,800.46

30          4246093001  PUMP TANK ASM                      161.45         80.72     13,803.58

30          3918788001  UNIVERSAL INSERTION MACHI        1,903.93        951.97     54,262.10

30          3185278001  RIBBON WELD FIXTUR                   0.00          0.00          0.00

30          3919188001  PIN INSERTION MACHINE              441.11        220.55     12,571.56

30          3496084001  SPEED CONTROL                        0.00          0.00          0.00

30          3586785001  AUTOSTEP SURFACE GRINDER           124.22         62.11          0.00

30          3292780001  PLASTIC MOLDER                       0.00          0.00          0.00

30          3280279001  METEOR COIL WINDER                   0.00          0.00          0.00

30          4273893001  SILO 12 FT X 22 FT 10 INCH         224.31        112.16     20,075.97

30          3825287001  RIBBON WELDING SYSTEM              149.79         74.90      3,370.31

30          3173577001  SEQUENCING MACHINE                   0.00          0.00          0.00

30          4057389001  ANOCUT ELECTROCHE.GRINDER          759.83        379.92     33,052.76

30          4280193001  SANDBLASTING CABINET                 6.83          3.41        617.90

30          3306680001  SURFACE GRINDER                      0.00          0.00          0.00

30          C0005283    HI-SPEED HEAD TESTER                62.21         31.11        902.06

30          4074989001  SUNNEN HONING MACHINE              195.44         97.72      8,892.61

30          3955888001  HARIG618 AUTOSTEP GRINDER          155.99         77.99      4,757.62

30          3245479001  RIBBON STUFFER                       0.00          0.00          0.00

30          3461484001  ADD SURFACE GRINDR                   0.00          0.00          0.00

30          4331794001  WALKIE PALLET TRUCK                 30.18         15.09      2,942.97

30          3386781001  INSERTION MACHINE                    0.00          0.00          0.00

30          4074789001  SUNNEN HONING MACHINE              195.44         97.72      8,892.61

30          3802487001  ROLL PIN INSERTION FIXTUR           59.29         29.65      1,452.72

30          3600385001  ELDORADO GUNDRILL                  495.27        247.64          0.00

30          3495784001  INSERTER DIP                         0.00          0.00          0.00

30          3313680001  RIBBON STUFFER                       0.00          0.00          0.00


                                      1

30          3863887001  WATER PURIFICATION SYSTEM         2M3400  2M    15-Dec-87       29,136.48      23,066.38     6,070.10

30          4159391001  HYDROGARD DRYER HG750             2M3400  2M    15-Jun-91        7,075.00       3,589.52     3,485.48

30          4080689001  COIL WINDING MACHINE              2M3400  2M    15-Oct-89       19,302.00      11,742.05     7,559.95

30          3313480001  ULTRASONIC WELDER                 2M3400  2M    21-Oct-83        4,792.50       4,792.50         0.00

30          3560885001  METEOR COIL WINDER                419999  2M    15-May-85       13,004.57      13,004.57         0.00

30          3292295002  VALVE KIT FOR 75HP AIR COMP       2M3400  2M    15-Aug-95        5,495.42         133.36     5,362.06

30          4043289001  COIL.WIND.MACH.& DEREELER         2M3400  2M    15-Apr-89       18,316.50      12,058.36     6,258.14

30          3061976001  RADIAL RIVET MACH                 2M3400  2M    21-Oct-83        3,642.30       3,642.30         0.00

30          3436682001  BRANSON WELDER                    2M3400  2M    21-Oct-83        4,792.50       4,792.50         0.00

30          3182377001  INSERTION MACHINE                 2M3400  2M    21-Oct-83       22,365.00      22,365.00         0.00

30          4025689001  SUNNEN HONING MACHINE             2M3400  2M    15-Mar-89       21,552.76      14,368.51     7,184.25

30          4055189001  HARIG AUTOSTEP GRINDER            2M3400  2M    15-Jul-89       20,181.36      12,781.53     7,399.83

30          3280479001  METEOR COIL WINDER                2M3400  2M    21-Oct-83        6,390.00       6,390.00         0.00

30          4074189001  SNOW 2-SPINDLE TAPPING MC         2M3400  2M    15-Jul-89       42,689.64      27,036.77    15,652.87

30          4246193001  AIR HANDLER                       2M3400  2M    15-Jan-93       17,410.76       4,933.06    12,477.70

30          3375887001  MODIFY MOLDING MACHINE            2M3802  2M    15-Sep-87       19,019.96      15,532.97     3,486.99

30          3375881001  MOLDING MACHINE                   2M3400  2M    21-Oct-83       92,446.71      92,446.71         0.00

30          7400674004  REBUILT HARDINGE LATHE            2M3400  2M    15-Sep-86       12,311.25      11,285.31     1,025.94

30          3600485001  10KVA POWER CONDTION UNIT         2M3400  2M    15-Dec-85       16,921.50      16,780.48       141.02

30          3323080001  METEOR COIL WINDER                419999  2M    21-Oct-83        6,390.00       6,390.00         0.00

30          4142390001  DYNAPERT ACCUSERT MACH            2M3400  2M    15-Dec-90       75,690.43      42,561.44    33,128.99

30          3530985001  ADDITION-FORKLIFT                 2M3400  2M    15-May-85          372.00         372.00         0.00

30          3034775001  ULTRASONIC WELDER                 2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

30          3844187001  DIP INSERTER                      2M3400  2M    15-Dec-87       25,951.06      20,544.59     5,406.47

30          3322880001  METEOR COIL WINDER                2M3400  2M    21-Oct-83        6,390.00       6,390.00         0.00

30          C0004922    CAROUSEL                          2M3400  2M    15-Feb-87        9,000.20       7,880.42     1,119.78

30          3292380001  75HP AIR COMPRESOR                2M3400  2M    21-Oct-83       22,365.00      22,365.00         0.00

30          3292395002  VALVE KIT FOR 75HP AIR COMP       2M3400  2M    15-Aug-95        4,648.48         114.53     4,533.95

30          3315180001  LIQUID COOLER                     2M3400  2M    21-Oct-83        9,585.00       9,585.00         0.00

30          3585785001  PROFILOMETER SYSTEM               2M3400  2M    15-Sep-85        6,560.53       6,560.53         0.00

30          4177592001  FISCHER PERMASCOPE                2M3400  2M    15-Apr-92        4,074.00       1,391.95     2,682.05

30          UOOFA84001  MEZZANINE-PORTABLE                2M3400  2M    15-Jan-84       31,138.00      31,138.00         0.00

30          3911488001  SURFACE GRINDER                   2M3400  2M    15-Mar-88       17,444.39      13,374.04     4,070.35

30          4060189001  MEGA DUAL HEAD GUNDRILL           2M3400  2M    15-Jul-89       74,425.15      74,425.15         0.00

30          3589685001  AIR CONDITIONED UNIT              2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          5602956001  CINCINNATI TRAY TO                2M3400  2M    21-Oct-83        1,597.50       1,597.50         0.00

30          3996688001  WIRE ENCLOSURE-DATACOM            2M3400  2M    15-Oct-88        3,460.91       2,451.47     1,009.44

30          3579485001  INDUCTION BRAZER                  2M3400  2M    15-Aug-85        7,471.23       7,471.23         0.00

30          3622686001  FINE WIRE WINDING MACHINE         2M3400  2M    15-Jul-86       13,838.49      12,915.92       922.57

30          H0005961    BOYER SHULTZ H-618 CHALLE         2M3400  2M    15-Feb-87        6,000.25       5,253.71       746.54

30          3521484001  PIN INSERT MACHINE                2M3400  2M    15-Sep-84       72,986.75      72,986.75         0.00

30          6814168001  MOD WA 2 TON MULTI                2M3400  2M    21-Oct-83        5,751.00       5,751.00         0.00

30          3339780001  BRANSON WELDER                    2M3400  2M    21-Oct-83        3,834.00       3,834.00         0.00

30          3490684001  ADD-METEOR WIRE WI                2M3400  2M    15-Jan-84        1,745.38       1,745.38         0.00

30          3622486001  FINE WIRE WINDING MACHINE         2M3400  2M    15-Jul-86       13,838.49      12,915.92       922.57

30          4125590001  CARTRIDGE LOADING SYS             2M3400  2M    15-Jun-90       25,161.74      13,629.27    11,532.47

30          3560785001  METEOR COIL WINDER                419999  2M    15-May-85       13,004.57      13,004.57         0.00

30          3504784001  RADIAL RIVETER                    2M3400  2M    15-Mar-84       19,448.59      19,448.59         0.00

30          3167977001  RADIAL RIVETER                    2M3400  2M    21-Oct-83        3,642.30       3,642.30         0.00

30          3399981001  5 TON BRIDGE CRANE                2M3400  2M    21-Oct-83       14,052.25      14,052.25         0.00


30          3863887001  WATER PURIFICATION SYSTEM          242.80        121.40      5,948.70

30          4159391001  HYDROGARD DRYER HG750               52.02         26.01      3,459.47

30          4080689001  COIL WINDING MACHINE               160.85         80.43      7,479.53

30          3313480001  ULTRASONIC WELDER                    0.00          0.00          0.00

30          3560885001  METEOR COIL WINDER                  49.26         24.63          0.00

30          3292295002  VALVE KIT FOR 75HP AIR COMP         12.12          6.06      5,356.00

30          4043289001  COIL.WIND.MACH.& DEREELER          152.64         76.32      6,181.82

30          3061976001  RADIAL RIVET MACH                    0.00          0.00          0.00

30          3436682001  BRANSON WELDER                       0.00          0.00          0.00

30          3182377001  INSERTION MACHINE                    0.00          0.00          0.00

30          4025689001  SUNNEN HONING MACHINE              179.61         89.80      7,094.45

30          4055189001  HARIG AUTOSTEP GRINDER             168.18         84.09      7,315.74

30          3280479001  METEOR COIL WINDER                   0.00          0.00          0.00

30          4074189001  SNOW 2-SPINDLE TAPPING MC          355.75        177.87     15,475.00

30          4246193001  AIR HANDLER                        145.09         72.55     12,405.16

30          3375887001  MODIFY MOLDING MACHINE             158.50         79.25      3,407.74

30          3375881001  MOLDING MACHINE                      0.00          0.00          0.00

30          7400674004  REBUILT HARDINGE LATHE             102.59         51.30        974.64

30          3600485001  10KVA POWER CONDTION UNIT          141.01         70.51          0.00

30          3323080001  METEOR COIL WINDER                   0.00          0.00          0.00

30          4142390001  DYNAPERT ACCUSERT MACH             543.10        271.55     32,857.44

30          3530985001  ADDITION-FORKLIFT                    1.41          0.70          0.00

30          3034775001  ULTRASONIC WELDER                    0.00          0.00          0.00

30          3844187001  DIP INSERTER                       216.26        108.13      5,298.34

30          3322880001  METEOR COIL WINDER                   0.00          0.00          0.00

30          C0004922    CAROUSEL                            74.65         37.33      1,082.45

30          3292380001  75HP AIR COMPRESOR                   0.00          0.00          0.00

30          3292395002  VALVE KIT FOR 75HP AIR COMP         10.41          5.21      4,528.74

30          3315180001  LIQUID COOLER                        0.00          0.00          0.00

30          3585785001  PROFILOMETER SYSTEM                 44.73         22.37          0.00

30          4177592001  FISCHER PERMASCOPE                  33.95         16.98      2,665.08

30          UOOFA84001  MEZZANINE-PORTABLE                   0.00          0.00          0.00

30          3911488001  SURFACE GRINDER                    145.37         72.69      3,997.67

30          4060189001  MEGA DUAL HEAD GUNDRILL              0.00          0.00          0.00

30          3589685001  AIR CONDITIONED UNIT                65.86         32.93          0.00

30          5602956001  CINCINNATI TRAY TO                   0.00          0.00          0.00

30          3996688001  WIRE ENCLOSURE-DATACOM              28.84         14.42        995.02

30          3579485001  INDUCTION BRAZER                    45.28         22.64          0.00

30          3622686001  FINE WIRE WINDING MACHINE          115.32         57.66        864.91

30          H0005961    BOYER SHULTZ H-618 CHALLE           49.77         24.89        721.66

30          3521484001  PIN INSERT MACHINE                   0.00          0.00          0.00

30          6814168001  MOD WA 2 TON MULTI                   0.00          0.00          0.00

30          3339780001  BRANSON WELDER                       0.00          0.00          0.00

30          3490684001  ADD-METEOR WIRE WI                   0.00          0.00          0.00

30          3622486001  FINE WIRE WINDING MACHINE          115.32         57.66        864.91

30          4125590001  CARTRIDGE LOADING SYS              209.68        104.84     11,427.63

30          3560785001  METEOR COIL WINDER                  49.26         24.63          0.00

30          3504784001  RADIAL RIVETER                       0.00          0.00          0.00

30          3167977001  RADIAL RIVETER                       0.00          0.00          0.00

30          3399981001  5 TON BRIDGE CRANE                   0.00          0.00          0.00






                                      2

30          3322980001  METEOR COIL WINDER                419999  2M    21-Oct-83        6,390.00       6,390.00         0.00

30          4074589001  SUNNEN HONING MACHINE             2M3400  2M    15-Sep-89       23,453.05      14,462.71     8,990.34

30          4142490001  HOLLIS FLOW SOLDER MACH           2M3400  2M    15-Dec-90       12,000.00       6,916.67     5,083.33

30          3768187001  YK200 PART PICKER                 2M3400  2M    15-Apr-87        6,472.26       5,555.36       916.90

30          4000188001  SPITFIRE 36 PNL LAPPER            2M3400  2M    15-Nov-88       34,828.91      24,380.23    10,448.68

30          3628186001  WORKLOADING STATION               2M3400  2M    15-Aug-86        6,870.00       6,354.75       515.25

30          3280179001  METEOR COIL WINDER                419999  2M    21-Oct-83        6,390.00       6,390.00         0.00

30          3590285001  AIR CONDITIONED UNIT              2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          7404074001  TRANSISTOR SEQUENC                2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

30          3627986001  TRANSFER MOLDING PRESS            2M3400  2M    15-Aug-86       29,460.30      27,250.77     2,209.53

30          3510684001  HARIG SURF GRINDER                2M3400  2M    15-May-84       19,800.01      19,800.01         0.00

30          4055089001  HARIG AUTOSTEP GRINDER            2M3400  2M    15-Jul-89       20,181.37      12,781.54     7,399.83

30          7403874001  PEECO MODEL 10 VIB                2M3400  2M    21-Oct-83        1,597.50       1,597.50         0.00

30          3509584001  COIL WINDER                       419999  2M    15-Jun-84       14,095.15      14,095.15         0.00

30          3322780001  METEOR COIL WINDER                2M3400  2M    21-Oct-83        6,390.00       6,390.00         0.00

30          4191492001  WELDER - RIBBON                   2M3802  2M    15-Sep-92       39,799.99      12,267.02    27,532.97

30          3015475001  COIL BROACH MACH                  2M3400  2M    21-Oct-83          958.50         958.50         0.00

30          3958588001  INDUCTION BRAZE MACHINE           2M3400  2M    15-Jun-88        8,602.00       6,379.81     2,222.19

30          3589785001  AIR CONDITIONED UNIT              2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          4159491001  AIR FILTER SYSTEM                 2M3400  2M    15-Jun-91        4,549.64       2,301.37     2,248.27

30          3962188001  ELDORADO GUNDRILL MACHINE         2M3400  2M    15-Jul-88       69,844.20      51,207.69    18,636.51

30          4301593001  THERMCRAFT RECIRCULATING OVEN     2M3400  2M    15-Jul-93        8,140.00       1,899.33     6,240.67

30          3480783001  12TON MOLDING MACH                2M3400  2M    21-Oct-83       16,607.55      16,607.55         0.00

30          4337994001  MEGA DUAL HEAD GUNDRILL           2M3400  2M    15-Mar-94       74,425.15      24,808.39    49,616.76

30          3747287001  INJECTION MOLDING MACHINE         2M3802  2M    15-Apr-87       90,972.50      78,084.73    12,887.77

30          3747387001  INJECTION MOLDING MACHINE         2M3802  2M    15-Apr-87       90,822.50      77,955.98    12,866.52

30          3433681001  CLARK FORKLIFT                    2M3400  2M    21-Oct-83        6,390.00       6,390.00         0.00

30          3639886001  CHAMFER GRINDER                   2M3400  2M    15-Aug-86       25,058.95      23,179.53     1,879.42

30          7403274002  YALE FORK LIFT-GAS                2M3400  2M    21-Oct-83        4,517.09       4,517.09         0.00

30          4055489001  SUNNEN HONING MACHINE             2M3400  2M    15-May-89       25,958.54      16,873.04     9,085.50

30          4432995001  50 HP AIR COMPRESSOR              2M3400  2M    15-Aug-95        5,100.25         127.50     4,972.75

30          3312380001  STAND OFF SETTER                  2M3400  2M    21-Oct-83        2,556.00       2,556.00         0.00

30          3579385001  INDUCTION BRAZER                  2M3400  2M    15-Aug-85        7,475.12       7,475.12         0.00

30          3932889001  SUNNEN MBC1803 HONING MAC         2M3400  2M    15-Feb-89       23,607.22      15,934.87     7,672.35

30          C0004866    DISCHARGE MACH W EDM FIXT         2M3400  2M    15-Feb-87       50,000.20      43,779.28     6,220.92

30          3589485001  AIR CONDITIONED UNIT              2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          4191592001  WELDER - RIBBON                   2M3802  2M    15-Sep-92       39,799.96      12,267.01    27,532.95

30          C0002730    HYDRAULIC ASSEMBLY PRESS          2M3400  2M    15-Feb-87       17,000.20      14,885.07     2,115.13

30          3046376001  DIE STAK SYSTEM                   2M3400  2M    21-Oct-83        6,852.00       6,852.00         0.00

30          3185078001  RIBBON WELD FIXTUR                2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

30          3687587001  G3000 CARTRIDGE STUFFER           2M3400  2M    15-Feb-87        6,450.00       5,643.75       806.25

30          3589885001  AIR CONDITIONED UNIT              2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          3560685001  METEOR COIL WINDER                419999  2M    15-May-85       13,004.57      13,004.57         0.00

30          5404354001  MODEL 16-3 DO ALL                 2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

30          3590185001  AIR CONDITIONED UNIT              2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          3600386001  ADD-ELDORADO GUNDRILL             2M3400  2M    15-Jan-86           74.50          73.25         1.25

30          3687487001  G3000 CARTRIDGE STUFFER           2M3400  2M    15-Feb-87        6,400.00       5,600.00       800.00

30          3461482001  SURFACE GRINDER                   2M3400  2M    21-Oct-83        9,585.00       9,585.00         0.00

30          4246593001  CHILLER 30GB 125 C6               2M3400  2M    15-Jan-93       46,805.16      13,261.46    33,543.70

30          3287680001  FLOW SOLDER MACHIN                2M3400  2M    21-Oct-83       12,780.00      12,780.00         0.00



30          3322980001  METEOR COIL WINDER                   0.00          0.00          0.00

30          4074589001  SUNNEN HONING MACHINE              195.44         97.72      8,892.62

30          4142490001  HOLLIS FLOW SOLDER MACH             83.33         41.67      5,041.66

30          3768187001  YK200 PART PICKER                   53.94         26.97        889.93

30          4000188001  SPITFIRE 36 PNL LAPPER             290.24        145.12     10,303.56

30          3628186001  WORKLOADING STATION                 57.25         28.63        486.63

30          3280179001  METEOR COIL WINDER                   0.00          0.00          0.00

30          3590285001  AIR CONDITIONED UNIT                65.86         32.93          0.00

30          7404074001  TRANSISTOR SEQUENC                   0.00          0.00          0.00

30          3627986001  TRANSFER MOLDING PRESS             245.50        122.75      2,086.78

30          3510684001  HARIG SURF GRINDER                   0.00          0.00          0.00

30          4055089001  HARIG AUTOSTEP GRINDER             168.18         84.09      7,315.74

30          7403874001  PEECO MODEL 10 VIB                   0.00          0.00          0.00

30          3509584001  COIL WINDER                          0.00          0.00          0.00

30          3322780001  METEOR COIL WINDER                   0.00          0.00          0.00

30          4191492001  WELDER - RIBBON                    335.77        167.88     27,365.09

30          3015475001  COIL BROACH MACH                     0.00          0.00          0.00

30          3958588001  INDUCTION BRAZE MACHINE             71.68         35.84      2,186.35

30          3589785001  AIR CONDITIONED UNIT                65.86         32.93          0.00

30          4159491001  AIR FILTER SYSTEM                   33.56         16.78      2,231.49

30          3962188001  ELDORADO GUNDRILL MACHINE          582.39        291.20     18,345.32

30          4301593001  THERMCRAFT RECIRCULATING OVEN       67.83         33.92      6,206.75

30          3480783001  12TON MOLDING MACH                   0.00          0.00          0.00

30          4337994001  MEGA DUAL HEAD GUNDRILL          1,240.42        620.21     48,996.55

30          3747287001  INJECTION MOLDING MACHINE          758.10        379.05     12,508.72

30          3747387001  INJECTION MOLDING MACHINE          756.85        378.43     12,488.09

30          3433681001  CLARK FORKLIFT                       0.00          0.00          0.00

30          3639886001  CHAMFER GRINDER                    208.82        104.41      1,775.01

30          7403274002  YALE FORK LIFT-GAS                   0.00          0.00          0.00

30          4055489001  SUNNEN HONING MACHINE              216.32        108.16      8,977.34

30          4432995001  50 HP AIR COMPRESSOR                11.59          5.80      4,966.95

30          3312380001  STAND OFF SETTER                     0.00          0.00          0.00

30          3579385001  INDUCTION BRAZER                    45.30         22.65          0.00

30          3932889001  SUNNEN MBC1803 HONING MAC          196.73         98.36      7,573.99

30          C0004866    DISCHARGE MACH W EDM FIXT          414.73        207.36      6,013.56

30          3589485001  AIR CONDITIONED UNIT                65.86         32.93          0.00

30          4191592001  WELDER - RIBBON                    335.77        167.88     27,365.07

30          C0002730    HYDRAULIC ASSEMBLY PRESS           141.01         70.50      2,044.63

30          3046376001  DIE STAK SYSTEM                      0.00          0.00          0.00

30          3185078001  RIBBON WELD FIXTUR                   0.00          0.00          0.00

30          3687587001  G3000 CARTRIDGE STUFFER             53.75         26.88        779.38

30          3589885001  AIR CONDITIONED UNIT                65.86         32.93          0.00

30          3560685001  METEOR COIL WINDER                  49.26         24.63          0.00

30          5404354001  MODEL 16-3 DO ALL                    0.00          0.00          0.00

30          3590185001  AIR CONDITIONED UNIT                65.86         32.93          0.00

30          3600386001  ADD-ELDORADO GUNDRILL                0.62          0.31          0.00

30          3687487001  G3000 CARTRIDGE STUFFER             53.33         26.67        773.33

30          3461482001  SURFACE GRINDER                      0.00          0.00          0.00

30          4246593001  CHILLER 30GB 125 C6                390.04        195.02     33,348.68

30          3287680001  FLOW SOLDER MACHIN                   0.00          0.00          0.00






                                      3

30          3477983001  RIBBON LOADER                     2M3400  2M    21-Oct-83        4,153.50       4,153.50         0.00

30          3787387001  DIGITAL SCOPE                     2M3400  2M    15-Jun-87        8,971.20       7,550.76     1,420.44

30          4328093001  DUST COLLECTOR                    2M3400  2M    15-Dec-93        3,047.00         584.01     2,462.99

30          3434181001  BRACKER RIVETER                   2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

30          4246893001  EXHAUST SYSTEM                    2M3400  2M    15-Jan-93          553.81         133.84       419.97

30          3654786001  SURFACE GRINDER                   2M3400  2M    15-Oct-86       16,632.08      15,107.47     1,524.61

30          4076089001  HARIG 618 SURFACE GRINDER         2M3400  2M    15-Sep-89       19,884.90      12,262.36     7,622.54

30          3301087001  MODIFICATIONS--3301080001         2M3400  2M    15-Dec-87        8,094.04       6,407.77     1,686.27

30          3299280001  WATER CHILLER                     2M3400  2M    21-Oct-83        3,212.25       3,212.25         0.00

30          4246293001  AIR HANDLER                       2M3400  2M    15-Jan-93       17,410.76       4,933.06    12,477.70

30          3461882001  24FT AIRLIFT                      2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

30          3658386001  BRAZE GENERATOR                   2M3400  2M    15-Nov-86       11,072.94       9,965.64     1,107.30

30          3797387001  FORKLIFT TRUCK                    2M3400  2M    15-Jul-87       16,313.63      13,594.69     2,718.94

30          C0005945    ELOX WIRE CUTTER MACHINE          2M3400  2M    15-Feb-87       52,000.10      45,530.36     6,469.74

30          3921788001  SHEFFIELD PROFILOMETER SY         2M3400  2M    15-Apr-88        8,766.75       6,648.12     2,118.63

30          3305980001  RADIAL RIVETER                    2M3400  2M    21-Oct-83        3,961.80       3,961.80         0.00

30          3530984001  CLARK FORKLIFT                    2M3400  2M    15-Oct-84       22,348.00      22,348.00         0.00

30          4317193001  AUTOSTEP III HARIG 618            2M3400  2M    15-Sep-93       23,225.00       5,032.08    18,192.92

30          3372581001  100 TON DIE PRESS                 2M3400  2M    21-Oct-83       54,000.00      54,000.00         0.00

30          3687687001  G3000 CARTRIDGE STUFFER           2M3400  2M    15-Feb-87        6,450.00       5,643.75       806.25

30          4280093001  BENCH OVEN                        2M3400  2M    15-Jun-93          805.53         194.67       610.86

30          3937188001  BARON SPRAY DEGREASER             2M3400  2M    15-Apr-88        6,620.00       5,020.17     1,599.83

30          3490683001  METEOR WIRE WINDER                2M3400  2M    15-Nov-83       12,365.70      12,365.70         0.00

30          3958288001  INDUCTION BRAZE MACHINE           2M3400  2M    15-Jun-88        8,588.60       6,369.88     2,218.72

30          3359980001  RADIAL RIVETER                    2M3400  2M    21-Oct-83        2,875.50       2,875.50         0.00

30          4074889001  SUNNEN HONING MACHINE             2M3400  2M    15-Sep-89       23,453.02      14,462.69     8,990.33

30          4125490001  RIBBON WELDER                     2M3400  2M    15-Jun-90       24,080.44      13,043.56    11,036.88

30          4424095001  INDUSTRIAL ARM STICHER            2M3400  2M    15-Jul-95        2,611.05          86.74     2,524.31

30          4246793001  BRIDGE CRANE                      2M3400  2M    15-Jan-93       25,921.50       7,344.42    18,577.08

30          3669486001  WASTE MONITORING WELL             2M3400  2M    15-Dec-86        3,117.69       2,779.94       337.75

30          4063789001  SHEFFIELD PROFILOMETER            2M3400  2M    15-Aug-89       10,705.00       6,690.63     4,014.37

30          3450382001  GENRAD ENCLOSURE                  2M3400  2M    21-Oct-83        5,112.00       5,112.00         0.00

30          4302993001  HARIG GRIND-ALL FIXTURE #1        2M3400  2M    15-Aug-93        1,440.00         324.00     1,116.00

30          3589585001  AIR CONDITIONED UNIT              2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          3440782001  RIBBON STUFFER                    2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

30          3757387001  DIE CART                          2M3400  2M    15-Apr-87          580.00         497.83        82.17

30          3302180001  WIRE STRIPPER                     2M3400  2M    21-Oct-83        4,792.50       4,792.50         0.00

30          4080789001  MATERIAL HANDLING CARTS           2M3400  2M    15-Oct-89        6,134.95       3,732.09     2,402.86

30          3375681001  TC1W05204X CHILLER                2M3400  2M    21-Oct-83        3,212.25       3,212.25         0.00

30          4119290001  HEAVY MACH & EQUIP                2M3400  2M    15-May-90        7,105.00       3,907.75     3,197.25

30          4055289001  SUNNEN HONING MACHINE             2M3400  2M    15-May-89       25,958.54      16,873.04     9,085.50

30          4191392001  WELDER - RIBBON                   2M3802  2M    15-Sep-92       39,799.98      12,267.01    27,532.97

30          3306080001  RADIAL RIVETER                    2M3400  2M    21-Oct-83        3,961.80       3,961.80         0.00

30          3440682001  RIBBON STUFFER                    2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

30          3292280001  75HP AIR COMPRESOR                2M3400  2M    21-Oct-83       22,365.00      22,365.00         0.00

30          4177092001  AUTO FEED EYLET INSERT MACH       2M3302  2M    15-Mar-92        3,756.69       1,343.03     2,413.66

30          3832087001  HONING MACHINE                    2M3400  2M    15-Oct-87        5,265.65       4,256.40     1,009.25

30          3831887002  HONING MACHINE                    2M3400  2M    15-Oct-87        5,265.65       4,256.40     1,009.25

30          3137477001  ELEC DISCHARGEMACH                2M3400  2M    21-Oct-83       10,564.48      10,564.48         0.00

30          3156577001  BRACKER RADIAL RIV                2M3400  2M    21-Oct-83        3,642.30       3,642.30         0.00


30          3477983001  RIBBON LOADER                        0.00          0.00          0.00

30          3787387001  DIGITAL SCOPE                       74.76         37.38      1,383.06

30          4328093001  DUST COLLECTOR                      25.39         12.70      2,450.29

30          3434181001  BRACKER RIVETER                      0.00          0.00          0.00

30          4246893001  EXHAUST SYSTEM                       4.62          2.31        417.66

30          3654786001  SURFACE GRINDER                    138.60         69.30      1,455.31

30          4076089001  HARIG 618 SURFACE GRINDER          165.71         82.85      7,539.69

30          3301087001  MODIFICATIONS--3301080001           67.45         33.73      1,652.55

30          3299280001  WATER CHILLER                        0.00          0.00          0.00

30          4246293001  AIR HANDLER                        145.09         72.55     12,405.16

30          3461882001  24FT AIRLIFT                         0.00          0.00          0.00

30          3658386001  BRAZE GENERATOR                     92.27         46.14      1,061.16

30          3797387001  FORKLIFT TRUCK                     135.95         67.97      2,650.97

30          C0005945    ELOX WIRE CUTTER MACHINE           431.32        215.66      6,254.08

30          3921788001  SHEFFIELD PROFILOMETER SY           73.06         36.53      2,082.10

30          3305980001  RADIAL RIVETER                       0.00          0.00          0.00

30          3530984001  CLARK FORKLIFT                       0.00          0.00          0.00

30          4317193001  AUTOSTEP III HARIG 618             193.54         96.77     18,096.15

30          3372581001  100 TON DIE PRESS                    0.00          0.00          0.00

30          3687687001  G3000 CARTRIDGE STUFFER             53.75         26.88        779.38

30          4280093001  BENCH OVEN                           6.71          3.36        607.50

30          3937188001  BARON SPRAY DEGREASER               55.17         27.58      1,572.25

30          3490683001  METEOR WIRE WINDER                   0.00          0.00          0.00

30          3958288001  INDUCTION BRAZE MACHINE             71.57         35.79      2,182.93

30          3359980001  RADIAL RIVETER                       0.00          0.00          0.00

30          4074889001  SUNNEN HONING MACHINE              195.44         97.72      8,892.61

30          4125490001  RIBBON WELDER                      200.67        100.34     10,936.55

30          4424095001  INDUSTRIAL ARM STICHER               7.89          3.94      2,520.37

30          4246793001  BRIDGE CRANE                       216.01        108.01     18,469.07

30          3669486001  WASTE MONITORING WELL               25.98         12.99        324.76

30          4063789001  SHEFFIELD PROFILOMETER              89.21         44.60      3,969.77

30          3450382001  GENRAD ENCLOSURE                     0.00          0.00          0.00

30          4302993001  HARIG GRIND-ALL FIXTURE #1          12.00          6.00      1,110.00

30          3589585001  AIR CONDITIONED UNIT                65.86         32.93          0.00

30          3440782001  RIBBON STUFFER                       0.00          0.00          0.00

30          3757387001  DIE CART                             4.83          2.42         79.75

30          3302180001  WIRE STRIPPER                        0.00          0.00          0.00

30          4080789001  MATERIAL HANDLING CARTS             51.12         25.56      2,377.30

30          3375681001  TC1W05204X CHILLER                   0.00          0.00          0.00

30          4119290001  HEAVY MACH & EQUIP                  59.21         29.60      3,167.65

30          4055289001  SUNNEN HONING MACHINE              216.32        108.16      8,977.34

30          4191392001  WELDER - RIBBON                    335.77        167.88     27,365.09

30          3306080001  RADIAL RIVETER                       0.00          0.00          0.00

30          3440682001  RIBBON STUFFER                       0.00          0.00          0.00

30          3292280001  75HP AIR COMPRESOR                   0.00          0.00          0.00

30          4177092001  AUTO FEED EYLET INSERT MACH         31.76         15.88      2,397.78

30          3832087001  HONING MACHINE                      43.88         21.94        987.31

30          3831887002  HONING MACHINE                      43.88         21.94        987.31

30          3137477001  ELEC DISCHARGEMACH                   0.00          0.00          0.00

30          3156577001  BRACKER RADIAL RIV                   0.00          0.00          0.00






                                      4

30          3323580001  25 FT CONVEYOR                    2M3400  2M    21-Oct-83        8,626.50       8,626.50         0.00

30          3590085001  AIR CONDITIONED UNIT              2M3400  2M    15-Oct-85        8,693.10       8,693.10         0.00

30          3891288001  ELECT.LINE POWER CONDITIO         2M3400  2M    15-Feb-88        9,495.00       7,358.62     2,136.38

30          3622586001  FINE WIRE WINDING MACHINE         2M3400  2M    15-Jul-86       13,838.49      12,915.92       922.57

30          3669086001  BARON BLAKESLEE DEGREASER         2M3400  2M    15-Dec-86       12,643.36      11,273.66     1,369.70

30          3998588001  VAPOR SPRAY REF.DEGREASER         2M3400  2M    15-Oct-88        8,700.00       6,162.50     2,537.50

30          4246693001  CHILLER 30GB 125 C6               2M3400  2M    15-Jan-93       46,805.16      13,261.46    33,543.70

30          3195178001  RUN IN FIXT CARTRI                2M3400  2M    21-Oct-83        1,597.50       1,597.50         0.00

30          4003588001  FIRE ALARM SYSTEM-KIMCO           2M3400  2M    15-Nov-88       23,095.00      16,166.50     6,928.50

30          3747087001  INJECTION MOLDING MACHINE         2M3802  2M    15-Apr-87       60,253.60      51,758.15     8,495.45

30          4413095001  EL752AC ELECTRIC LIFT             2M3400  2M    15-Apr-95        2,742.82         160.00     2,582.82

30          3783987001  PROFILOMETER                      2M3400  2M    15-Jun-87        6,743.32       5,675.62     1,067.70

30          4246493001  AIR HANDLER                       2M3400  2M    15-Jan-93       17,410.75       4,933.05    12,477.70

30          3489084001  GENERATOR-ADD                     2M3400  2M    15-Jan-84        3,266.32       3,266.32         0.00

30          3280379001  METEOR COIL WINDER                2M3400  2M    21-Oct-83        6,390.00       6,390.00         0.00

30          3747187001  INJECTION MOLDING MACHINE         2M3802  2M    15-Apr-87       60,253.61      51,758.16     8,495.45

30          4055589001  SUNNEN HONING MACHINE             2M3400  2M    15-May-89       25,958.54      16,873.04     9,085.50

30          3423981001  DIP INSERTION MACH                2M3400  2M    21-Oct-83       11,182.50      11,182.50         0.00

30          4360694001  PHOENIX ASSEM CONVEYOR            2M3400  2M    15-Aug-94        5,246.78         655.84     4,590.94

30          3746887001  IONOGRAPH-CONTAMIN-TESTER         2M3400  2M    15-Apr-87       10,800.00       9,270.00     1,530.00

30          3999088001  HARIG AUTOSTEP GRINDER            2M3400  2M    15-Oct-88       17,810.00      12,615.42     5,194.58

30          7303573001  AUTO TRANSISTOR SE                2M3400  2M    21-Oct-83       22,365.00      22,365.00         0.00

30          4246393001  AIR HANDLER                       2M3400  2M    15-Jan-93       17,410.75       4,933.05    12,477.70

30          3661786001  ELDORADO GUNDRILL                 2M3400  2M    15-Nov-86       57,498.83      51,748.95     5,749.88

30          7282846001  2LMS SPINDLE DRILL                2M3400  2M    21-Oct-83        3,613.55       3,613.55         0.00

30          C0005789    AUTOMATIC HEAD TESTER             2M3400  2M    15-Feb-87       10,000.20       8,756.00     1,244.20

30          3746987001  INJECTION MOLDING MACHINE         2M3802  2M    15-Apr-87       60,403.60      51,886.90     8,516.70

30          3387781001  MATL GRANULATOR                   2M3802  2M    21-Oct-83        4,754.15       4,754.15         0.00

30          4055389001  SUNNEN HONING MACHINE             2M3400  2M    15-May-89       25,958.54      16,873.04     9,085.50

30          4332094001  WSIS 1244 WIRE STITCHER           2M3400  2M    15-Jan-94        2,100.00         385.00     1,715.00

30          4074689001  SUNNEN HONING MACHINE             2M3400  2M    15-Sep-89       23,453.02      14,462.69     8,990.33

30          3507484001  INSERTING MACHINE                 2M3400  2M    15-Mar-84       99,031.99      99,031.99         0.00

30          4280293001  CHEMICAL STORAGE CABINET          2M3400  2M    15-Jun-93          768.67         185.76       582.91

30          6400364004  MONARCH 10EE ENGIN                2M3400  2M    21-Oct-83        5,018.71       5,018.71         0.00

30          4043389001  COIL.WIND.MACH.& DEREELER         2M3400  2M    15-Apr-89       18,316.50      12,058.36     6,258.14

30          M00000638   BROWN & SHARPE 618 MICROM         2M3400  2M    15-Feb-87       17,000.30      14,885.16     2,115.14


TYPE 30 SUBTOTAL                                                                     4,155,376.90   3,231,169.49   924,207.41


32          3152977001  HIPOT TN30                        2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3434581001  STROKE COUNTER                    2M3400  2M    21-Oct-83        1,088.11       1,088.11         0.00

32          3484183001  LEVER TYPE GAGING                 2M3400  2M    21-Oct-83        1,161.98       1,161.98         0.00

32          4278393001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3980688001  CROWN PTH PALLET JACK             2M3400  2M    15-Sep-88          481.50         481.50         0.00

32          3484283001  HEIGHT TRANSFER                   2M3400  2M    21-Oct-83        1,096.98       1,096.98         0.00

32          4050789001  SWIFT MICROSCOPE M818802B         2M3400  2M    15-Jun-89          713.30         713.30         0.00

32          3270079001  FORCE GAGE                        2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          3533784001  DIP LEAD FORMER                   2M3400  2M    15-Nov-84        1,355.30       1,355.30         0.00

32          4049789001  SWIFT MICROSCOPEM8808802B         2M3400  2M    15-Jun-89          717.39         717.39         0.00

32          4007980001  4000 ACTUATOR SEAL TIME           2M3400  2M    15-Dec-88       15,436.00      15,436.00         0.00


30          3323580001  25 FT CONVEYOR                       0.00          0.00          0.00

30          3590085001  AIR CONDITIONED UNIT                65.86         32.93          0.00

30          3891288001  ELECT.LINE POWER CONDITIO           79.12         39.56      2,096.82

30          3622586001  FINE WIRE WINDING MACHINE          115.32         57.66        864.91

30          3669086001  BARON BLAKESLEE DEGREASER          105.36         52.68      1,317.02

30          3998588001  VAPOR SPRAY REF.DEGREASER           72.50         36.25      2,501.25

30          4246693001  CHILLER 30GB 125 C6                390.04        195.02     33,348.68

30          3195178001  RUN IN FIXT CARTRI                   0.00          0.00          0.00

30          4003588001  FIRE ALARM SYSTEM-KIMCO            192.46         96.23      6,832.27

30          3747087001  INJECTION MOLDING MACHINE          499.73        249.87      8,245.58

30          4413095001  EL752AC ELECTRIC LIFT               14.55          7.27      2,575.55

30          3783987001  PROFILOMETER                        56.19         28.10      1,039.60

30          4246493001  AIR HANDLER                        145.09         72.55     12,405.16

30          3489084001  GENERATOR-ADD                        0.00          0.00          0.00

30          3280379001  METEOR COIL WINDER                   0.00          0.00          0.00

30          3747187001  INJECTION MOLDING MACHINE          499.73        249.87      8,245.58

30          4055589001  SUNNEN HONING MACHINE              216.32        108.16      8,977.34

30          3423981001  DIP INSERTION MACH                   0.00          0.00          0.00

30          4360694001  PHOENIX ASSEM CONVEYOR              43.72         21.86      4,569.08

30          3746887001  IONOGRAPH-CONTAMIN-TESTER           90.00         45.00      1,485.00

30          3999088001  HARIG AUTOSTEP GRINDER             148.42         74.21      5,120.37

30          7303573001  AUTO TRANSISTOR SE                   0.00          0.00          0.00

30          4246393001  AIR HANDLER                        145.09         72.55     12,405.16

30          3661786001  ELDORADO GUNDRILL                  479.16        239.58      5,510.30

30          7282846001  2LMS SPINDLE DRILL                   0.00          0.00          0.00

30          C0005789    AUTOMATIC HEAD TESTER               82.95         41.47      1,202.73

30          3746987001  INJECTION MOLDING MACHINE          500.98        250.49      8,266.21

30          3387781001  MATL GRANULATOR                      0.00          0.00          0.00

30          4055389001  SUNNEN HONING MACHINE              216.32        108.16      8,977.34

30          4332094001  WSIS 1244 WIRE STITCHER             17.50          8.75      1,706.25

30          4074689001  SUNNEN HONING MACHINE              195.44         97.72      8,892.61

30          3507484001  INSERTING MACHINE                    0.00          0.00          0.00

30          4280293001  CHEMICAL STORAGE CABINET             6.41          3.20        579.71

30          6400364004  MONARCH 10EE ENGIN                   0.00          0.00          0.00

30          4043389001  COIL.WIND.MACH.& DEREELER          152.64         76.32      6,181.82

30          M00000638   BROWN & SHARPE 618 MICROM          141.01         70.51      2,044.64


TYPE 30 SUBTOTAL                                                                   911,720.94


32          3152977001  HIPOT TN30                           0.00          0.00          0.00

32          3434581001  STROKE COUNTER                       0.00          0.00          0.00

32          3484183001  LEVER TYPE GAGING                    0.00          0.00          0.00

32          4278393001  WIRE SHELF CART                      4.17          2.09        127.16

32          3980688001  CROWN PTH PALLET JACK                0.00          0.00          0.00

32          3484283001  HEIGHT TRANSFER                      0.00          0.00          0.00

32          4050789001  SWIFT MICROSCOPE M818802B            0.00          0.00          0.00

32          3270079001  FORCE GAGE                           0.00          0.00          0.00

32          3533784001  DIP LEAD FORMER                      0.00          0.00          0.00

32          4049789001  SWIFT MICROSCOPEM8808802B            0.00          0.00          0.00

32          4007980001  4000 ACTUATOR SEAL TIME              0.00          0.00          0.00






                                      5

32          3845287001  INCIRCUIT TEXT FIXTURE            2M3400  2M    15-Dec-87        1,109.36       1,109.36         0.00

32          4354094001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3375781001  ACRA-COLOR LOADER                 2M3400  2M    21-Oct-83        2,007.74       2,007.74         0.00

32          4196492001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.77       1,784.86     1,189.91

32          3958788001  ECONO FLOW HOOD SUPPORT           2M3400  2M    15-Jun-88          940.00         940.00         0.00

32          4370494001  FILLER SUPPORT TABLE              2M3400  2M    15-Nov-94          785.00         157.00       628.00

32          4078589001  NOVA 750 TUMBLING MACHINE         2M3400  2M    15-Sep-89        1,284.75       1,284.75         0.00

32          3837187001  THORESON DRYER 460/3/60           2M3400  2M    15-Oct-87        4,726.21       4,726.21         0.00

32          4284193001  DIGIMATIC INDICATOR               2M3400  2M    15-Jun-93          753.64         364.25       389.39

32          3485983001  M88-80BH MICROSCOP                2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          3443282001  TEK AMPLIFIER                     2M3400  2M    21-Oct-83        1,022.40       1,022.40         0.00

32          3582885001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.89         417.89         0.00

32          3632186001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          4369294001  CONTAINERS - RIB CART (500)       2M3400  2M    15-Oct-94        4,640.00       1,005.33     3,634.67

32          3629986001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          4346194001  EXACTA TOGGLE PRESS               2M3400  2M    15-May-94          549.30         164.79       384.51

32          3609986001  TORQUE WATCH GAUGE                2M3400  2M    15-May-86          260.00         260.00         0.00

32          3512284001  100-LB HOPPER                     2M3400  2M    15-May-84        1,746.67       1,746.67         0.00

32          3167677001  SIMPSON MULTIMETER                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4370594001  WIRE SHELF CART 48 X 24           2M3400  2M    15-Nov-94          272.12          54.43       217.69

32          C0005819    PORTABLE DATA SOURCE              2M3400  2M    15-Feb-87          500.05         500.05         0.00

32          3995388001  HAND PACKAGING STATION            2M3400  2M    15-Oct-88          667.33         667.33         0.00

32          3349880001  DIGITAL MULTIMETER                2M3400  2M    21-Oct-83          127.80         127.80         0.00

32          4353894001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3824687001  GRACO PUMP                        2M3400  2M    15-Oct-87          424.87         424.87         0.00

32          4416495001  STAR ELECT GRIDDLE 548TG 48"      2M3400  2M    15-May-95        1,099.95         109.99       989.96

32          4279893001  CAMCORDER - TRAIN EQUIP           2M3400  2M    15-Jun-93          943.84         456.18       487.66

32          3151877001  SIMPSON 464 TN30                  2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3608286001  ANACOM GENERATOR                  2M3400  2M    15-May-86          278.01         278.01         0.00

32          3883088001  MICROSCOPE M81-8802B              2M3400  2M    15-Jan-88          669.52         669.52         0.00

32          4274293001  BUS DUCT                          2M3400  2M    15-Jun-93        8,345.99       4,033.90     4,312.09

32          4331694001  AIR DRIVER IR                     2M3400  2M    15-Jan-94          674.12         247.18       426.94

32          3631986001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3338680001  6 SHELF UNITS                     2M3400  2M    21-Oct-83        1,088.75       1,088.75         0.00

32          3447182001  ELEC HAND DRYER                   2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          3422181001  L30 FORCE GAGE                    2M3400  2M    21-Oct-83        1,079.95       1,079.95         0.00

32          3647186001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3350680001  STEREO MICROSCOPE                 2M3400  2M    21-Oct-83          251.13         251.13         0.00

32          4284293001  DIGIMATIC INDICATOR               2M3400  2M    15-Jun-93          753.64         364.25       389.39

32          4073489001  SWIFT MICROSCOPE M818802B         2M3400  2M    15-Sep-89          801.75         801.75         0.00

32          4031689001  AIR SCREWDRIVER                   2M3400  2M    15-May-89          305.00         305.00         0.00

32          4354394001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          4050689001  SWIFT MICROSCOPE M818802B         2M3400  2M    15-Jun-89          713.30         713.30         0.00

32          3422281001  L30 FORCE GAGE                    2M3400  2M    21-Oct-83        1,079.95       1,079.95         0.00

32          3631286001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3656587001  DEGREASER RACK HAND RAILS         2M3400  2M    15-Feb-87          755.00         755.00         0.00

32          4301093001  SMARTBOX                          2M3400  2M    15-Jul-93          240.00         112.00       128.00

32          3495884001  STORAGE RACKS                     2M3400  2M    15-Feb-84        1,559.65       1,559.65         0.00

32          3624386001  MICROSCOPE                        2M3400  2M    15-Jul-86          740.90         740.90         0.00

32          C0005654    HEAD TESTER                       2M3400  2M    15-Feb-87        1,500.25       1,500.25         0.00


32          3845287001  INCIRCUIT TEXT FIXTURE               0.00          0.00          0.00

32          4354094001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3375781001  ACRA-COLOR LOADER                    0.00          0.00          0.00

32          4196492001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          3958788001  ECONO FLOW HOOD SUPPORT              0.00          0.00          0.00

32          4370494001  FILLER SUPPORT TABLE                13.08          6.54        621.46

32          4078589001  NOVA 750 TUMBLING MACHINE            0.00          0.00          0.00

32          3837187001  THORESON DRYER 460/3/60              0.00          0.00          0.00

32          4284193001  DIGIMATIC INDICATOR                 12.56          6.28        383.11

32          3485983001  M88-80BH MICROSCOP                   0.00          0.00          0.00

32          3443282001  TEK AMPLIFIER                        0.00          0.00          0.00

32          3582885001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3632186001  DOLLY CARTS                          0.00          0.00          0.00

32          4369294001  CONTAINERS - RIB CART (500)         77.33         38.67      3,596.00

32          3629986001  DOLLY CARTS                          0.00          0.00          0.00

32          4346194001  EXACTA TOGGLE PRESS                  9.16          4.58        379.93

32          3609986001  TORQUE WATCH GAUGE                   0.00          0.00          0.00

32          3512284001  100-LB HOPPER                        0.00          0.00          0.00

32          3167677001  SIMPSON MULTIMETER                   0.00          0.00          0.00

32          4370594001  WIRE SHELF CART 48 X 24              4.54          2.27        215.42

32          C0005819    PORTABLE DATA SOURCE                 0.00          0.00          0.00

32          3995388001  HAND PACKAGING STATION               0.00          0.00          0.00

32          3349880001  DIGITAL MULTIMETER                   0.00          0.00          0.00

32          4353894001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3824687001  GRACO PUMP                           0.00          0.00          0.00

32          4416495001  STAR ELECT GRIDDLE 548TG 48"        10.00          5.00        984.96

32          4279893001  CAMCORDER - TRAIN EQUIP             15.73          7.87        479.80

32          3151877001  SIMPSON 464 TN30                     0.00          0.00          0.00

32          3608286001  ANACOM GENERATOR                     0.00          0.00          0.00

32          3883088001  MICROSCOPE M81-8802B                 0.00          0.00          0.00

32          4274293001  BUS DUCT                           139.10         69.55      4,242.54

32          4331694001  AIR DRIVER IR                       11.24          5.62        421.32

32          3631986001  DOLLY CARTS                          0.00          0.00          0.00

32          3338680001  6 SHELF UNITS                        0.00          0.00          0.00

32          3447182001  ELEC HAND DRYER                      0.00          0.00          0.00

32          3422181001  L30 FORCE GAGE                       0.00          0.00          0.00

32          3647186001  3-SHELF CARTS                        0.00          0.00          0.00

32          3350680001  STEREO MICROSCOPE                    0.00          0.00          0.00

32          4284293001  DIGIMATIC INDICATOR                 12.56          6.28        383.11

32          4073489001  SWIFT MICROSCOPE M818802B            0.00          0.00          0.00

32          4031689001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          4354394001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          4050689001  SWIFT MICROSCOPE M818802B            0.00          0.00          0.00

32          3422281001  L30 FORCE GAGE                       0.00          0.00          0.00

32          3631286001  DOLLY CARTS                          0.00          0.00          0.00

32          3656587001  DEGREASER RACK HAND RAILS            0.00          0.00          0.00

32          4301093001  SMARTBOX                             4.00          2.00        126.00

32          3495884001  STORAGE RACKS                        0.00          0.00          0.00

32          3624386001  MICROSCOPE                           0.00          0.00          0.00

32          C0005654    HEAD TESTER                          0.00          0.00          0.00






                                      6

32          4278193001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3421981001  HAND CRIMPER 90181                2M3400  2M    21-Oct-83        1,058.37       1,058.37         0.00

32          3647986001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3646086001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3646986001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          4341694001  IR AIR DRIVER 3RLNC1              2M3267  2M    15-Apr-94          350.21         110.90       239.31

32          3619986001  MICROSCOPE MDL                    2M3400  2M    15-Jun-86        1,259.20       1,259.20         0.00

32          3439382001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          3582585001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.89         417.89         0.00

32          3296680001  WATER HEATER                      2M3802  2M    21-Oct-83        1,255.00       1,255.00         0.00

32          3073076001  OSCILLOSCOPE                      2M3400  2M    21-Oct-83        1,304.84       1,304.84         0.00

32          3759287001  STAR MASTER GRIDDLE               2M3400  2M    15-Apr-87          664.06         664.06         0.00

32          3334680001  AIR DRIVER                        2M3400  2M    21-Oct-83        1,025.93       1,025.93         0.00

32          M00000592   DAKE #2 BENCH ARBOR PRESS         2M3400  2M    15-Feb-87          850.30         850.30         0.00

32          4370394001  MICRO RECHARGER TONER FILLER      2M3400  2M    15-Nov-94        7,180.00       1,436.00     5,744.00

32          C0004181    WASHER HANDI-KLEEN                2M3400  2M    15-Feb-87          400.25         400.25         0.00

32          C0004898    POWER PAC                         2M3400  2M    15-Feb-87          200.20         200.20         0.00

32          3486783001  LEVELING TABLE                    2M3400  2M    21-Oct-83        1,121.42       1,121.42         0.00

32          4354294001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3435581001  3TON GANTRY CRANE                 2M3400  2M    21-Oct-83        1,104.19       1,104.19         0.00

32          3883188001  MICROSCOPE M81-8802B              2M3400  2M    15-Jan-88          669.51         669.51         0.00

32          4277993001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3378681001  AIR VISE                          2M3400  2M    21-Oct-83        1,208.82       1,208.82         0.00

32          3159677001  T922 SCOPE                        2M3400  2M    21-Oct-83        1,021.72       1,021.72         0.00

32          3645886001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          4004288001  SWIFT STEREO MICROSCOPE           2M3400  2M    15-Dec-88          716.50         716.50         0.00

32          3628286001  STEPDOWN TRANSFORMER              2M3400  2M    15-Aug-86        1,191.00       1,191.00         0.00

32          4010988001  LGHT/HEAVY DUTY DIAL TEST         2M3400  2M    15-Dec-88          674.19         674.19         0.00

32          3583285001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.90         417.90         0.00

32          4353394001  SCREWDRIVER SP2406 PNEU           2M3400  2M    15-Jun-94          515.00         145.91       369.09

32          3473982001  PORTA BAND SAW                    2M3400  2M    21-Oct-83        1,126.86       1,126.86         0.00

32          3488883006  BELT SANDER GRINDER               2M3400  2M    21-Oct-83          332.50         332.50         0.00

32          3213378001  SIMPSON 464A                      2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4057089001  ULTRASONIC CLEANER/COVER          2M3400  2M    15-May-89          391.62         391.62         0.00

32          3626086001  PALLET RACKS 9 SECTIONS           2M3400  2M    15-Jul-86        4,901.29       4,901.29         0.00

32          3271479001  ROTO BIN                          2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4353294001  SCREWDRIVER SP2406 PNEU           2M3400  2M    15-Jun-94          515.00         145.91       369.09

32          M00000555   ROACH POWER ROLLER CONVEY         2M3400  2M    15-Feb-87        3,000.20       3,000.20         0.00

32          3776087001  MOLD RACK                         2M3400  2M    15-Jun-87          285.00         285.00         0.00

32          3619786001  MICROSCOPE MDL                    2M3400  2M    15-Jun-86        1,259.20       1,259.20         0.00

32          3586485001  DIGITAL MONITOR/RE                2M3400  2M    15-Sep-85        1,001.10       1,001.10         0.00

32          3570385001  HEAD DEREELER 485-01B             2M3400  2M    15-Jul-85          672.00         672.00         0.00

32          3958488001  WATER COOLER--RWAG-5A             2M3400  2M    15-Jun-88        5,270.00       5,270.00         0.00

32          3338580001  7 SHELF UNITS                     2M3400  2M    21-Oct-83        1,102.59       1,102.59         0.00

32          4369894001  LJ4 CARTRIDGE SPLITTING SYS       2M3400  2M    15-Nov-94        1,900.00         380.00     1,520.00

32          4341094001  IR AIR DRIVER 3RANC1              2M3267  2M    15-Apr-94          350.22         110.91       239.31

32          4374795001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.99          48.76       217.23

32          3882988001  MICROSCOPE M81-8802B              419999  2M    15-Jan-88          669.52         669.52         0.00

32          4165191001  CAUSTIC STRIP POT                 2M3400  2M    15-Sep-91        1,317.00         914.58       402.42

32          4079089001  MAPLE TOP PRD MACHINE TBL         2M3400  2M    15-Sep-89          385.00         385.00         0.00


32          4278193001  WIRE SHELF CART                      4.17          2.09        127.16

32          3421981001  HAND CRIMPER 90181                   0.00          0.00          0.00

32          3647986001  3-SHELF CARTS                        0.00          0.00          0.00

32          3646086001  3-SHELF CARTS                        0.00          0.00          0.00

32          3646986001  3-SHELF CARTS                        0.00          0.00          0.00

32          4341694001  IR AIR DRIVER 3RLNC1                 5.84          2.92        236.39

32          3619986001  MICROSCOPE MDL                       0.00          0.00          0.00

32          3439382001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          3582585001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3296680001  WATER HEATER                         0.00          0.00          0.00

32          3073076001  OSCILLOSCOPE                         0.00          0.00          0.00

32          3759287001  STAR MASTER GRIDDLE                  0.00          0.00          0.00

32          3334680001  AIR DRIVER                           0.00          0.00          0.00

32          M00000592   DAKE #2 BENCH ARBOR PRESS            0.00          0.00          0.00

32          4370394001  MICRO RECHARGER TONER FILLER       119.67         59.83      5,684.17

32          C0004181    WASHER HANDI-KLEEN                   0.00          0.00          0.00

32          C0004898    POWER PAC                            0.00          0.00          0.00

32          3486783001  LEVELING TABLE                       0.00          0.00          0.00

32          4354294001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3435581001  3TON GANTRY CRANE                    0.00          0.00          0.00

32          3883188001  MICROSCOPE M81-8802B                 0.00          0.00          0.00

32          4277993001  WIRE SHELF CART                      4.17          2.09        127.16

32          3378681001  AIR VISE                             0.00          0.00          0.00

32          3159677001  T922 SCOPE                           0.00          0.00          0.00

32          3645886001  3-SHELF CARTS                        0.00          0.00          0.00

32          4004288001  SWIFT STEREO MICROSCOPE              0.00          0.00          0.00

32          3628286001  STEPDOWN TRANSFORMER                 0.00          0.00          0.00

32          4010988001  LGHT/HEAVY DUTY DIAL TEST            0.00          0.00          0.00

32          3583285001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          4353394001  SCREWDRIVER SP2406 PNEU              8.58          4.29        364.80

32          3473982001  PORTA BAND SAW                       0.00          0.00          0.00

32          3488883006  BELT SANDER GRINDER                  0.00          0.00          0.00

32          3213378001  SIMPSON 464A                         0.00          0.00          0.00

32          4057089001  ULTRASONIC CLEANER/COVER             0.00          0.00          0.00

32          3626086001  PALLET RACKS 9 SECTIONS              0.00          0.00          0.00

32          3271479001  ROTO BIN                             0.00          0.00          0.00

32          4353294001  SCREWDRIVER SP2406 PNEU              8.58          4.29        364.80

32          M00000555   ROACH POWER ROLLER CONVEY            0.00          0.00          0.00

32          3776087001  MOLD RACK                            0.00          0.00          0.00

32          3619786001  MICROSCOPE MDL                       0.00          0.00          0.00

32          3586485001  DIGITAL MONITOR/RE                   0.00          0.00          0.00

32          3570385001  HEAD DEREELER 485-01B                0.00          0.00          0.00

32          3958488001  WATER COOLER--RWAG-5A                0.00          0.00          0.00

32          3338580001  7 SHELF UNITS                        0.00          0.00          0.00

32          4369894001  LJ4 CARTRIDGE SPLITTING SYS         31.67         15.83      1,504.17

32          4341094001  IR AIR DRIVER 3RANC1                 5.84          2.92        236.39

32          4374795001  WIRE SHELF CART 48X24                4.43          2.22        215.01

32          3882988001  MICROSCOPE M81-8802B                 0.00          0.00          0.00

32          4165191001  CAUSTIC STRIP POT                   18.29          9.15        393.27

32          4079089001  MAPLE TOP PRD MACHINE TBL            0.00          0.00          0.00






                                      7

32          3903488001  DATA I/O 288 & PROMLINK           2M3001  2M    15-Mar-88        4,737.52       4,737.52         0.00

32          3354780001  MICROSCOPE 10X20X                 2M3400  2M    21-Oct-83        1,081.65       1,081.65         0.00

32          4346894001  EXACTA TOGGLE PRESS               2M3400  2M    15-May-94          549.30         155.63       393.67

32          4346794001  EXACTA TOGGLE PRESS               2M3400  2M    15-May-94          549.30         155.63       393.67

32          3439482001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          4056889001  S.S. TABLE WITH HOOD              2M3400  2M    15-May-89          636.00         636.00         0.00

32          3348480001  L-10 FORCE GAGE                   2M3400  2M    21-Oct-83        1,026.88       1,026.88         0.00

32          4320193001  PRINTER BARCODE                   2M8921  2M    15-Oct-93        2,099.68         874.87     1,224.81

32          3646686001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          4355794001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          4353494001  SCREWDRIVER SP2703 PNEU           2M3400  2M    15-Jun-94          660.00         187.00       473.00

32          3338980001  460 POWER SUPPLY                  2M3400  2M    21-Oct-83        1,284.46       1,284.46         0.00

32          3182478001  BELT SANDER                       2M3400  2M    21-Oct-83          188.51         188.51         0.00

32          3386581001  COMP RIETER                       2M3400  2M    21-Oct-83          479.25         479.25         0.00

32          4243993001  2900 PROGRAMMING SYS              2M3400  2M    15-Jan-93        6,701.95       3,739.00     2,962.95

32          3799087001  DEMAGNETIZER-CLEANING EQ          2M3400  2M    15-Jul-87          386.24         386.24         0.00

32          3579285001  WATER/AIR HEAT EXCHANGER          2M3400  2M    15-Aug-85        5,204.91       5,204.91         0.00

32          3307780001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,038.43       1,038.43         0.00

32          3073576001  AIRFLOW FUME HOOD                 2M3400  2M    21-Oct-83           75.40          75.40         0.00

32          3505284001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          4340894001  IR AIR DRIVER 3RLNC1              2M3267  2M    15-Apr-94          349.65         110.72       238.93

32          4188292001  MOKON WATER UNIT W/DOLLY          2M3802  2M    15-Sep-92        3,509.13       2,222.45     1,286.68

32          4063289001  ULTRASONIC CLEANER                2M3400  2M    15-Aug-89        1,433.13       1,433.13         0.00

32          4374495001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          3427481001  TORQUE WATCH                      2M3400  2M    21-Oct-83        1,076.33       1,076.33         0.00

32          3428881001  MTI CALIPERS                      2M3400  2M    21-Oct-83        1,058.30       1,058.30         0.00

32          3314280001  PRESS AND DIE                     2M3400  2M    21-Oct-83          958.50         958.50         0.00

32          3620086001  MICROSCOPE MDL                    2M3400  2M    15-Jun-86        1,259.20       1,259.20         0.00

32          3268679001  GATLIN GUN                        2M3400  2M    21-Oct-83        1,081.40       1,081.40         0.00

32          3314480001  SHELVING-REPUBLIC                 2M3400  2M    21-Oct-83        1,163.68       1,163.68         0.00

32          4068389001  CYLINDER BLK.LOC.GAUGE            2M3400  2M    15-Aug-89        1,585.00       1,585.00         0.00

32          3436482001  MOLD TRANSDUCER                   2M3400  2M    21-Oct-83        1,194.66       1,194.66         0.00

32          4301193001  SMARTBOX                          2M3400  2M    15-Jul-93          240.00         112.00       128.00

32          3411381001  POWER SUPPLY                      2M3400  2M    21-Oct-83        1,070.71       1,070.71         0.00

32          4367594001  BAR CODE SCANNER                  2M3400  2M    15-Oct-94        2,405.00         521.08     1,883.92

32          3687787001  G4000 CARTRIDGE STUFFER           2M3400  2M    15-Feb-87        3,425.00       3,425.00         0.00

32          4412995001  500 LB PORTABLE LIFT              2M3400  2M    15-Apr-95          890.00         103.83       786.17

32          3350480001  STEREO MICROSCOPE                 2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          3586985001  ASSY ANVIL HOLDER #1              2M3218  2M    15-Sep-85          351.89         351.89         0.00

32          3645686001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3657786001  RIBBON CARTRIDGE RUN-IN S         2M3400  2M    15-Nov-86        2,979.08       2,979.08         0.00

32          4374695001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.99          48.76       217.23

32          3581285001  INGREDIENT BIN (4 OF 4)           2M3400  2M    15-Sep-85          253.68         253.68         0.00

32          3937788001  MICROSCOPE M81-8802B              2M3400  2M    15-Apr-88        1,338.25       1,338.25         0.00

32          3629786001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3156777001  1000DV DISPENSER                  2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4373395001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          4356994001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3608086001  ANACOM GENERATOR                  2M3400  2M    15-May-86          278.01         278.01         0.00

32          3439282001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00


32          3903488001  DATA I/O 288 & PROMLINK              0.00          0.00          0.00

32          3354780001  MICROSCOPE 10X20X                    0.00          0.00          0.00

32          4346894001  EXACTA TOGGLE PRESS                  9.15          4.58        389.09

32          4346794001  EXACTA TOGGLE PRESS                  9.15          4.58        389.09

32          3439482001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          4056889001  S.S. TABLE WITH HOOD                 0.00          0.00          0.00

32          3348480001  L-10 FORCE GAGE                      0.00          0.00          0.00

32          4320193001  PRINTER BARCODE                     34.99         17.50      1,207.31

32          3646686001  3-SHELF CARTS                        0.00          0.00          0.00

32          4355794001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          4353494001  SCREWDRIVER SP2703 PNEU             11.00          5.50        467.50

32          3338980001  460 POWER SUPPLY                     0.00          0.00          0.00

32          3182478001  BELT SANDER                          0.00          0.00          0.00

32          3386581001  COMP RIETER                          0.00          0.00          0.00

32          4243993001  2900 PROGRAMMING SYS               113.96         56.98      2,905.97

32          3799087001  DEMAGNETIZER-CLEANING EQ             0.00          0.00          0.00

32          3579285001  WATER/AIR HEAT EXCHANGER             0.00          0.00          0.00

32          3307780001  HAND CRIMPER                         0.00          0.00          0.00

32          3073576001  AIRFLOW FUME HOOD                    0.00          0.00          0.00

32          3505284001  WORKBENCH                            0.00          0.00          0.00

32          4340894001  IR AIR DRIVER 3RLNC1                 5.83          2.91        236.02

32          4188292001  MOKON WATER UNIT W/DOLLY            58.49         29.24      1,257.44

32          4063289001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          4374495001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          3427481001  TORQUE WATCH                         0.00          0.00          0.00

32          3428881001  MTI CALIPERS                         0.00          0.00          0.00

32          3314280001  PRESS AND DIE                        0.00          0.00          0.00

32          3620086001  MICROSCOPE MDL                       0.00          0.00          0.00

32          3268679001  GATLIN GUN                           0.00          0.00          0.00

32          3314480001  SHELVING-REPUBLIC                    0.00          0.00          0.00

32          4068389001  CYLINDER BLK.LOC.GAUGE               0.00          0.00          0.00

32          3436482001  MOLD TRANSDUCER                      0.00          0.00          0.00

32          4301193001  SMARTBOX                             4.00          2.00        126.00

32          3411381001  POWER SUPPLY                         0.00          0.00          0.00

32          4367594001  BAR CODE SCANNER                    40.08         20.04      1,863.88

32          3687787001  G4000 CARTRIDGE STUFFER              0.00          0.00          0.00

32          4412995001  500 LB PORTABLE LIFT                 9.44          4.72        781.45

32          3350480001  STEREO MICROSCOPE                    0.00          0.00          0.00

32          3586985001  ASSY ANVIL HOLDER #1                 0.00          0.00          0.00

32          3645686001  3-SHELF CARTS                        0.00          0.00          0.00

32          3657786001  RIBBON CARTRIDGE RUN-IN S            0.00          0.00          0.00

32          4374695001  WIRE SHELF CART 48X24                4.43          2.22        215.01

32          3581285001  INGREDIENT BIN (4 OF 4)              0.00          0.00          0.00

32          3937788001  MICROSCOPE M81-8802B                 0.00          0.00          0.00

32          3629786001  DOLLY CARTS                          0.00          0.00          0.00

32          3156777001  1000DV DISPENSER                     0.00          0.00          0.00

32          4373395001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          4356994001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3608086001  ANACOM GENERATOR                     0.00          0.00          0.00

32          3439282001  2.5FTX5FT TABLE                      0.00          0.00          0.00






                                      8

32          3964388001  TABLE WITH VENTED HOOD            2M3400  2M    15-Jul-88          480.00         480.00         0.00

32          3279279001  ASSEMBLY CAROUSEL                 2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4002788001  NCI COUNTING SCALE 8200           2M3400  2M    15-Nov-88        1,445.00       1,445.00         0.00

32          4189092001  MOKON WATER UNIT                  2M3400  2M    15-Sep-92        2,926.15       1,853.23     1,072.92

32          3480683001  MAGNETIC CHUCK                    2M3400  2M    21-Oct-83        1,122.33       1,122.33         0.00

32          4300993001  SMARTBOX                          2M3400  2M    15-Jul-93          240.00         112.00       128.00

32          3840387001  TOOLMAKERS MICROSCOPE             2M3400  2M    15-Nov-87        2,570.00       2,570.00         0.00

32          3578185001  LITTON MICROWAVE                  2M3400  2M    15-Aug-85          735.00         735.00         0.00

32          3233378001  SCREWDRIVER                       2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          7403374004  ALUM TRUCK DOCKBOA                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3603286001  20# CO2 FIRE EXTINGUISHER         2M3400  2M    15-Feb-86          248.00         248.00         0.00

32          3655686001  MAHR BORE GAGE SET UP             2M3400  2M    15-Oct-86          259.89         259.89         0.00

32          4166892002  AIR CONDITIONER COILS             2M3400  2M    15-Jun-92        9,547.88       6,468.40     3,079.48

32          4078689001  NOVA 750 TUMBLING MACHINE         2M3400  2M    15-Sep-89        1,284.75       1,284.75         0.00

32          4005488001  AFFF WHEELED FIRE EXTINGU         2M3400  2M    15-Dec-88        2,700.00       2,700.00         0.00

32          3631786001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3451182001  STAR 156 GRIDDLE                  2M3400  2M    21-Oct-83          319.50         319.50         0.00

32          3312180001  ULTRASONIC CLEANER                2M3400  2M    21-Oct-83          601.94         601.94         0.00

32          3776287001  MOLD RACK                         2M3400  2M    15-Jun-87          285.00         285.00         0.00

32          3790887001  ELECTRONIC COUNT SCALE            2M3400  2M    15-Jul-87          945.00         945.00         0.00

32          3421681001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,099.24       1,099.24         0.00

32          3505484001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          4355394001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3585185001  ICE TEA DISPENSER                 2M3400  2M    15-Sep-85          225.00         225.00         0.00

32          3195378001  TEK SCOPE 922R                    2M3400  2M    21-Oct-83        1,079.74       1,079.74         0.00

32          4370094001  TONER TORIT VS-1200               2M3400  2M    15-Nov-94        3,064.59         612.92     2,451.67

32          3580185001  ECONOFLO FILTER MODULE            2M3400  2M    15-Sep-85        1,340.00       1,340.00         0.00

32          4066989001  ACTUATOR ASSM. RUN-IN             2M3400  2M    15-Aug-89        4,265.68       4,265.68         0.00

32          3348380001  SOLDER MELTING POT                2M3400  2M    21-Oct-83           63.90          63.90         0.00

32          3369480001  POWER SUPPLY                      2M3400  2M    21-Oct-83        1,321.48       1,321.48         0.00

32          3689787001  HOTPLATE GRILL                    2M3400  2M    15-Feb-87          664.06         664.06         0.00

32          4074289001  KENNEDY 7-DR.ROLLER CABIN         2M3400  2M    15-Jul-89          460.26         460.26         0.00

32          3981788001  AIR FILTER                        2M3400  2M    15-Aug-88        1,125.29       1,125.29         0.00

32          4279793001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.18         120.93       129.25

32          3776387001  MOLD RACK                         2M3400  2M    15-Jun-87          285.00         285.00         0.00

32          4068289001  CYLINDER LOCATION GAUGE           2M3400  2M    15-Aug-89        1,850.00       1,850.00         0.00

32          3307080001  19FT SCOPIC LADDER                2M3400  2M    21-Oct-83        1,597.50       1,597.50         0.00

32          3226166001  DRILL PRESS                       2M3400  2M    21-Oct-83          376.37         376.37         0.00

32          3436782001  WORK BENCH                        2M3400  2M    21-Oct-83        1,162.62       1,162.62         0.00

32          3399281001  OUTSIDE HOSEHOUSE                 2M3400  2M    21-Oct-83        1,302.79       1,302.79         0.00

32          4310993001  AMETER ACCFORCE GAUGE/STAND       2M3400  2M    15-Aug-93        1,202.86         541.29       661.57

32          3406681001  REVERSE SCREWDRIVR                2M3400  2M    21-Oct-83        1,047.83       1,047.83         0.00

32          3450982001  STAR HOT PLATE                    2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          C0005836    PORTABLE DATA SOURCE              2M3400  2M    15-Feb-87          500.05         500.05         0.00

32          4356694001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          4356594001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3449282001  AIR CONDITIONER                   2M3400  2M    21-Oct-83        1,779.89       1,779.89         0.00

32          3580785001  PORTABLE SHELVES                  2M3400  2M    15-Sep-85          226.86         226.86         0.00

32          C0006036    STATIC ENERGIZER                  2M3400  2M    15-Feb-87          750.10         750.10         0.00

32          3584985001  KETTLE                            2M3400  2M    15-Sep-85        3,289.00       3,289.00         0.00


32          3964388001  TABLE WITH VENTED HOOD               0.00          0.00          0.00

32          3279279001  ASSEMBLY CAROUSEL                    0.00          0.00          0.00

32          4002788001  NCI COUNTING SCALE 8200              0.00          0.00          0.00

32          4189092001  MOKON WATER UNIT                    48.77         24.38      1,048.54

32          3480683001  MAGNETIC CHUCK                       0.00          0.00          0.00

32          4300993001  SMARTBOX                             4.00          2.00        126.00

32          3840387001  TOOLMAKERS MICROSCOPE                0.00          0.00          0.00

32          3578185001  LITTON MICROWAVE                     0.00          0.00          0.00

32          3233378001  SCREWDRIVER                          0.00          0.00          0.00

32          7403374004  ALUM TRUCK DOCKBOA                   0.00          0.00          0.00

32          3603286001  20# CO2 FIRE EXTINGUISHER            0.00          0.00          0.00

32          3655686001  MAHR BORE GAGE SET UP                0.00          0.00          0.00

32          4166892002  AIR CONDITIONER COILS              162.08         81.04      2,998.44

32          4078689001  NOVA 750 TUMBLING MACHINE            0.00          0.00          0.00

32          4005488001  AFFF WHEELED FIRE EXTINGU            0.00          0.00          0.00

32          3631786001  DOLLY CARTS                          0.00          0.00          0.00

32          3451182001  STAR 156 GRIDDLE                     0.00          0.00          0.00

32          3312180001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          3776287001  MOLD RACK                            0.00          0.00          0.00

32          3790887001  ELECTRONIC COUNT SCALE               0.00          0.00          0.00

32          3421681001  HAND CRIMPER                         0.00          0.00          0.00

32          3505484001  WORKBENCH                            0.00          0.00          0.00

32          4355394001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3585185001  ICE TEA DISPENSER                    0.00          0.00          0.00

32          3195378001  TEK SCOPE 922R                       0.00          0.00          0.00

32          4370094001  TONER TORIT VS-1200                 51.08         25.54      2,426.13

32          3580185001  ECONOFLO FILTER MODULE               0.00          0.00          0.00

32          4066989001  ACTUATOR ASSM. RUN-IN                0.00          0.00          0.00

32          3348380001  SOLDER MELTING POT                   0.00          0.00          0.00

32          3369480001  POWER SUPPLY                         0.00          0.00          0.00

32          3689787001  HOTPLATE GRILL                       0.00          0.00          0.00

32          4074289001  KENNEDY 7-DR.ROLLER CABIN            0.00          0.00          0.00

32          3981788001  AIR FILTER                           0.00          0.00          0.00

32          4279793001  WIRE SHELF CART                      4.17          2.09        127.17

32          3776387001  MOLD RACK                            0.00          0.00          0.00

32          4068289001  CYLINDER LOCATION GAUGE              0.00          0.00          0.00

32          3307080001  19FT SCOPIC LADDER                   0.00          0.00          0.00

32          3226166001  DRILL PRESS                          0.00          0.00          0.00

32          3436782001  WORK BENCH                           0.00          0.00          0.00

32          3399281001  OUTSIDE HOSEHOUSE                    0.00          0.00          0.00

32          4310993001  AMETER ACCFORCE GAUGE/STAND         20.05         10.02        651.55

32          3406681001  REVERSE SCREWDRIVR                   0.00          0.00          0.00

32          3450982001  STAR HOT PLATE                       0.00          0.00          0.00

32          C0005836    PORTABLE DATA SOURCE                 0.00          0.00          0.00

32          4356694001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          4356594001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3449282001  AIR CONDITIONER                      0.00          0.00          0.00

32          3580785001  PORTABLE SHELVES                     0.00          0.00          0.00

32          C0006036    STATIC ENERGIZER                     0.00          0.00          0.00

32          3584985001  KETTLE                               0.00          0.00          0.00






                                      9

32          3631586001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          4367094001  (40) PORTABLE EXTRACTORS          2M3400  2M    15-Sep-94        4,942.89       1,153.33     3,789.56

32          3958688001  ECONO FLOW HOOD SUPPORT           2M3400  2M    15-Jun-88          940.00         940.00         0.00

32          3497884001  OVEREND DEREELER                  2M3400  2M    15-Feb-84        1,069.00       1,069.00         0.00

32          4196592001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.77       1,784.86     1,189.91

32          4279593001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          4119084001  PEM-SERTER SERIES4                2M3400  2M    15-Apr-84        3,736.38       3,736.38         0.00

32          3300480001  LABEL IMPRINTER                   2M3400  2M    21-Oct-83          639.00         639.00         0.00

32          3317180001  22 RIDG-U-RACKS                   2M3400  2M    21-Oct-83        1,305.02       1,305.02         0.00

32          3608886001  SCALE                             2M3400  2M    15-May-86        1,400.00       1,400.00         0.00

32          3153777001  DIGITAL MULTIMETER                2M3400  2M    21-Oct-83          188.51         188.51         0.00

32          C0004714    STATIC ENERGIZERS                 2M3400  2M    15-Feb-87          750.20         750.20         0.00

32          3213678001  TEK 922R SCOPE                    2M3400  2M    21-Oct-83        1,076.77       1,076.77         0.00

32          3584085001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.87         417.87         0.00

32          3603086001  20# CO2 FIRE EXTINGUISHER         2M3400  2M    15-Feb-86          248.00         248.00         0.00

32          3983188001  UNIVERSAL HONING MACHINE          2M3400  2M    15-Jul-88        5,720.00       5,720.00         0.00

32          4136490001  EFD FLUID DISPENSERS              2M3400  2M    15-Oct-90          823.50         823.50         0.00

32          3488583006  2HP AIR COMPRESSOR                2M3400  2M    21-Oct-83          274.77         274.77         0.00

32          3872788001  ULTRASONIC CLEANER-BRANSO         2M3400  2M    15-Jan-88          835.32         835.32         0.00

32          3306880001  AIR PRESS                         2M3400  2M    21-Oct-83          319.50         319.50         0.00

32          3324080001  DELUXE DRILL                      2M3400  2M    21-Oct-83        1,032.42       1,032.42         0.00

32          3324280001  CLARKE DUMPSTER                   2M3400  2M    21-Oct-83        1,187.89       1,187.89         0.00

32          3630686001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          4416695001  MANITOWOC ICE MACHINE/FILTER      2M3400  2M    15-May-95        2,919.95         291.50     2,628.45

32          M00000616   DAKE NO 2 BENCH ARBOR PRE         2M3400  2M    15-Feb-87        2,000.20       2,000.20         0.00

32          3505584001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3451282001  LITTON MICROWAVE                  2M3400  2M    21-Oct-83          255.60         255.60         0.00

32          3439682001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          3381081001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83            0.00           0.00         0.00

32          3428581001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,054.43       1,054.43         0.00

32          3371981001  AIR SCREWDRIVER                   2M3400  2M    21-Oct-83        1,060.79       1,060.79         0.00

32          4355194001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3443682001  HAND TOGGLE PRESS                 2M3400  2M    21-Oct-83           31.95          31.95         0.00

32          3655486001  MAHR BORE GAGE SET                2M3400  2M    15-Oct-86          259.89         259.89         0.00

32          3584685001  DEEP FRYER                        2M3400  2M    15-Sep-85        1,354.95       1,354.95         0.00

32          4058389001  ULTRASONIC CLEANER                2M3400  2M    15-Jul-89        1,432.13       1,432.13         0.00

32          3473482001  WATER CONDITIONER-CULLIGA         2M3400  2M    21-Oct-83        1,258.11       1,258.11         0.00

32          3285380001  33 SHELVING UNITS                 2M3400  2M    21-Oct-83        1,376.71       1,376.71         0.00

32          3798687001  PORTABLE CHILLER                  2M3400  2M    15-Jul-87        5,252.73       5,252.73         0.00

32          4310893001  X-RITE 400B DENSITOMETER          2M3400  2M    15-Aug-93        1,000.00         450.00       550.00

32          3297380001  HIGH TEMP MACHINE                 2M3400  2M    21-Oct-83          575.10         575.10         0.00

32          3316980001  MASTER TIME CENTER                2M3400  2M    21-Oct-83          639.00         639.00         0.00

32          3583885001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.87         417.87         0.00

32          3602886001  DEHUMIDIFIER                      2M3400  2M    15-Feb-86          239.99         239.99         0.00

32          3354280001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,033.62       1,033.62         0.00

32          4279493001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3944288001  DISPENSER                         2M3400  2M    15-May-88          695.30         695.30         0.00

32          3271279001  ROTO BIN                          2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4297393001  AIR DRYER                         2M3400  2M    15-Jul-93        4,960.63       2,314.97     2,645.66

32          4354594001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76


32          3631586001  DOLLY CARTS                          0.00          0.00          0.00

32          4367094001  (40) PORTABLE EXTRACTORS            82.38         41.19      3,748.37

32          3958688001  ECONO FLOW HOOD SUPPORT              0.00          0.00          0.00

32          3497884001  OVEREND DEREELER                     0.00          0.00          0.00

32          4196592001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          4279593001  WIRE SHELF CART                      4.17          2.09        127.16

32          4119084001  PEM-SERTER SERIES4                   0.00          0.00          0.00

32          3300480001  LABEL IMPRINTER                      0.00          0.00          0.00

32          3317180001  22 RIDG-U-RACKS                      0.00          0.00          0.00

32          3608886001  SCALE                                0.00          0.00          0.00

32          3153777001  DIGITAL MULTIMETER                   0.00          0.00          0.00

32          C0004714    STATIC ENERGIZERS                    0.00          0.00          0.00

32          3213678001  TEK 922R SCOPE                       0.00          0.00          0.00

32          3584085001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3603086001  20# CO2 FIRE EXTINGUISHER            0.00          0.00          0.00

32          3983188001  UNIVERSAL HONING MACHINE             0.00          0.00          0.00

32          4136490001  EFD FLUID DISPENSERS                15.36          7.68          0.00

32          3488583006  2HP AIR COMPRESSOR                   0.00          0.00          0.00

32          3872788001  ULTRASONIC CLEANER-BRANSO            0.00          0.00          0.00

32          3306880001  AIR PRESS                            0.00          0.00          0.00

32          3324080001  DELUXE DRILL                         0.00          0.00          0.00

32          3324280001  CLARKE DUMPSTER                      0.00          0.00          0.00

32          3630686001  DOLLY CARTS                          0.00          0.00          0.00

32          4416695001  MANITOWOC ICE MACHINE/FILTER        26.50         13.25      2,615.20

32          M00000616   DAKE NO 2 BENCH ARBOR PRE            0.00          0.00          0.00

32          3505584001  WORKBENCH                            0.00          0.00          0.00

32          3451282001  LITTON MICROWAVE                     0.00          0.00          0.00

32          3439682001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          3381081001  SOLA TRANSFORMER                     0.00          0.00          0.00

32          3428581001  HAND CRIMPER                         0.00          0.00          0.00

32          3371981001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          4355194001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3443682001  HAND TOGGLE PRESS                    0.00          0.00          0.00

32          3655486001  MAHR BORE GAGE SET                   0.00          0.00          0.00

32          3584685001  DEEP FRYER                           0.00          0.00          0.00

32          4058389001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          3473482001  WATER CONDITIONER-CULLIGA            0.00          0.00          0.00

32          3285380001  33 SHELVING UNITS                    0.00          0.00          0.00

32          3798687001  PORTABLE CHILLER                     0.00          0.00          0.00

32          4310893001  X-RITE 400B DENSITOMETER            16.67          8.33        541.67

32          3297380001  HIGH TEMP MACHINE                    0.00          0.00          0.00

32          3316980001  MASTER TIME CENTER                   0.00          0.00          0.00

32          3583885001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3602886001  DEHUMIDIFIER                         0.00          0.00          0.00

32          3354280001  HAND CRIMPER                         0.00          0.00          0.00

32          4279493001  WIRE SHELF CART                      4.17          2.09        127.16

32          3944288001  DISPENSER                            0.00          0.00          0.00

32          3271279001  ROTO BIN                             0.00          0.00          0.00

32          4297393001  AIR DRYER                           82.68         41.34      2,604.32

32          4354594001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95






                                      10

32          3291080001  WIRE DEREELER                     2M3400  2M    21-Oct-83        1,220.47       1,220.47         0.00

32          3505784001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3995588001  HAND PACKAGING STATION            2M3400  2M    15-Oct-88          667.33         667.33         0.00

32          3987088001  CHROME RETICLE FOR SCOPE          2M3400  2M    15-Sep-88          494.62         494.62         0.00

32          3380881001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83        1,069.24       1,069.24         0.00

32          3509484001  VACUUM PUMP SYSTEM                2M3400  2M    15-Apr-84        1,788.22       1,788.22         0.00

32          4354994001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          7311473002  FLUKE MULTIMETER 6                2M3400  2M    21-Oct-83          127.80         127.80         0.00

32          3451082001  STAR HOT PLATE                    2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          4050389001  SWIFT MICROSCOPEM8808802B         2M3400  2M    15-Jun-89          717.38         717.38         0.00

32          3448882001  2X3 RACK ASSEMBLY                 2M3400  2M    21-Oct-83        1,303.38       1,303.38         0.00

32          3323480001  ME-484 DEREELER                   2M3400  2M    21-Oct-83        1,141.55       1,141.55         0.00

32          3627286001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,172.53       1,172.53         0.00

32          3582085001  FOUR-SEATER TABLE                 2M3400  2M    15-Sep-85          270.28         270.28         0.00

32          3579885001  ECONOFLO FILTER MODULE            2M3400  2M    15-Sep-85        1,340.00       1,340.00         0.00

32          3233478001  SCREWDRIVER                       2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3290880001  FINE WIRE DEREELER                2M3400  2M    21-Oct-83        1,115.01       1,115.01         0.00

32          3986888001  ABBOT SCALE-10 LB.                2M3400  2M    15-Sep-88        1,495.00       1,495.00         0.00

32          3442582001  SOLDER VAC-KIT                    2M3400  2M    21-Oct-83        1,131.03       1,131.03         0.00

32          3308779001  ME 484 DEREELER                   2M3400  2M    21-Oct-83        1,084.22       1,084.22         0.00

32          3060276001  G S DIGIT READOUTS                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4189292001  ELECTRIC TAPE MACHINE             2M3802  2M    15-Sep-92          882.50         558.92       323.58

32          4196692001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.77       1,784.86     1,189.91

32          3975488001  STRIP POT                         2M3400  2M    15-Aug-88          399.81         399.81         0.00

32          3654586001  LAPPING STAND                     2M3400  2M    15-Oct-86          472.00         472.00         0.00

32          3647686001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3321780001  5 SHELF CART                      2M3400  2M    21-Oct-83        1,025.47       1,025.47         0.00

32          3323280001  ME-484 DEREELER                   2M3400  2M    21-Oct-83        1,141.55       1,141.55         0.00

32          3785887001  BRADY WRITER II PRINTER           2M3134  2M    15-Jun-87        2,795.00       2,795.00         0.00

32          3450882001  ELECTRIC FRYER                    2M3400  2M    21-Oct-83          319.50         319.50         0.00

32          4346694001  EXACTA TOGGLE PRESS               2M3400  2M    15-May-94          549.30         155.63       393.67

32          4423795001  HF3000 DIGITAL ELECT SCALE        2M3400  2M    15-Jul-95        1,591.42         106.09     1,485.33

32          3386481001  COMP RIVETER                      2M3400  2M    21-Oct-83        1,370.25       1,370.25         0.00

32          3233778001  SCREWDRIVER                       2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3581885001  TRAY STORAGE SHELF                2M3400  2M    15-Sep-85          662.51         662.51         0.00

32          3045876001  DISPENSER                         2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4302093001  DOWNFEED READING HEAD             2M3400  2M    15-Jul-93        2,400.33       1,120.16     1,280.17

32          3519184001  WALNUT CABINET                    2M3400  2M    15-Aug-84          860.66         860.66         0.00

32          4191992001  RIBBON STUFFER                    2M3802  2M    15-Sep-92       31,908.98      20,119.06    11,789.92

32          3977888001  G4000 CARTRIDGE STUFFER           2M3400  2M    15-Aug-88        3,678.05       3,678.05         0.00

32          6708767001  HAND FEED SURFACE                 2M3400  2M    21-Oct-83        1,907.42       1,907.42         0.00

32          C0005682    PORTABLE DATA SOURCE              2M3400  2M    15-Feb-87          500.15         500.15         0.00

32          4196092001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.77       1,784.86     1,189.91

32          3294780001  2 TON FORCE PRESS                 2M3400  2M    21-Oct-83           63.90          63.90         0.00

32          3560285001  STEREOZOOM MICROSCOPE             2M3400  2M    15-May-85        1,000.45       1,000.45         0.00

32          3446482001  GRINDER GUARD                     2M3400  2M    21-Oct-83        1,256.83       1,256.83         0.00

32          3300980001  BRANSON WELDER                    2M3400  2M    21-Oct-83        2,747.70       2,747.70         0.00

32          4330994001  SHOP VACUMN                       2M3400  2M    15-Jan-94          501.00         183.70       317.30

32          4123690001  HAND PACKAGING STATION            2M3400  2M    15-Jun-90          970.65         970.65         0.00

32          3271379001  ROTO BIN                          2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00


32          3291080001  WIRE DEREELER                        0.00          0.00          0.00

32          3505784001  WORKBENCH                            0.00          0.00          0.00

32          3995588001  HAND PACKAGING STATION               0.00          0.00          0.00

32          3987088001  CHROME RETICLE FOR SCOPE             0.00          0.00          0.00

32          3380881001  SOLA TRANSFORMER                     0.00          0.00          0.00

32          3509484001  VACUUM PUMP SYSTEM                   0.00          0.00          0.00

32          4354994001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          7311473002  FLUKE MULTIMETER 6                   0.00          0.00          0.00

32          3451082001  STAR HOT PLATE                       0.00          0.00          0.00

32          4050389001  SWIFT MICROSCOPEM8808802B            0.00          0.00          0.00

32          3448882001  2X3 RACK ASSEMBLY                    0.00          0.00          0.00

32          3323480001  ME-484 DEREELER                      0.00          0.00          0.00

32          3627286001  MICROSCOPE                           0.00          0.00          0.00

32          3582085001  FOUR-SEATER TABLE                    0.00          0.00          0.00

32          3579885001  ECONOFLO FILTER MODULE               0.00          0.00          0.00

32          3233478001  SCREWDRIVER                          0.00          0.00          0.00

32          3290880001  FINE WIRE DEREELER                   0.00          0.00          0.00

32          3986888001  ABBOT SCALE-10 LB.                   0.00          0.00          0.00

32          3442582001  SOLDER VAC-KIT                       0.00          0.00          0.00

32          3308779001  ME 484 DEREELER                      0.00          0.00          0.00

32          3060276001  G S DIGIT READOUTS                   0.00          0.00          0.00

32          4189292001  ELECTRIC TAPE MACHINE               14.71          7.35        316.23

32          4196692001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          3975488001  STRIP POT                            0.00          0.00          0.00

32          3654586001  LAPPING STAND                        0.00          0.00          0.00

32          3647686001  3-SHELF CARTS                        0.00          0.00          0.00

32          3321780001  5 SHELF CART                         0.00          0.00          0.00

32          3323280001  ME-484 DEREELER                      0.00          0.00          0.00

32          3785887001  BRADY WRITER II PRINTER              0.00          0.00          0.00

32          3450882001  ELECTRIC FRYER                       0.00          0.00          0.00

32          4346694001  EXACTA TOGGLE PRESS                  9.15          4.58        389.09

32          4423795001  HF3000 DIGITAL ELECT SCALE           9.64          4.82      1,480.51

32          3386481001  COMP RIVETER                         0.00          0.00          0.00

32          3233778001  SCREWDRIVER                          0.00          0.00          0.00

32          3581885001  TRAY STORAGE SHELF                   0.00          0.00          0.00

32          3045876001  DISPENSER                            0.00          0.00          0.00

32          4302093001  DOWNFEED READING HEAD               40.01         20.00      1,260.17

32          3519184001  WALNUT CABINET                       0.00          0.00          0.00

32          4191992001  RIBBON STUFFER                     535.91        267.95     11,521.97

32          3977888001  G4000 CARTRIDGE STUFFER              0.00          0.00          0.00

32          6708767001  HAND FEED SURFACE                    0.00          0.00          0.00

32          C0005682    PORTABLE DATA SOURCE                 0.00          0.00          0.00

32          4196092001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          3294780001  2 TON FORCE PRESS                    0.00          0.00          0.00

32          3560285001  STEREOZOOM MICROSCOPE                0.00          0.00          0.00

32          3446482001  GRINDER GUARD                        0.00          0.00          0.00

32          3300980001  BRANSON WELDER                       0.00          0.00          0.00

32          4330994001  SHOP VACUMN                          8.35          4.18        313.13

32          4123690001  HAND PACKAGING STATION               8.82          4.41          0.00

32          3271379001  ROTO BIN                             0.00          0.00          0.00






                                      11

32          3456082001  INCH-METRIC DISPLA                2M3400  2M    21-Oct-83        1,208.29       1,208.29         0.00

32          3995488001  HAND PACKAGING STATION            2M3400  2M    15-Oct-88          667.32         667.32         0.00

32          3428781001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,058.74       1,058.74         0.00

32          3516700001  CHEST FREEZER                     2M3400  2M    15-Jul-84          598.00         598.00         0.00

32          3193378001  SCOPE 922R                        2M3400  2M    21-Oct-83        1,055.90       1,055.90         0.00

32          3449482001  4 FT REFRIGERATOR                 2M3400  2M    21-Oct-83          958.50         958.50         0.00

32          3497684001  DIGITAL PYROMETER                 2M3400  2M    15-Feb-84          513.50         513.50         0.00

32          3464682001  TOOL MAKER MICRSPE                2M3400  2M    21-Oct-83        1,597.50       1,597.50         0.00

32          4371094001  STORAGE CABINET                   2M3400  2M    15-Nov-94          702.47         140.50       561.97

32          3624186001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,259.20       1,259.20         0.00

32          3439782001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          4301893001  DESIC CABINET 110V 50/60H         2M3400  2M    15-Jul-93          467.80         218.31       249.49

32          3873088001  ULTRASONIC CLEANER                2M3400  2M    15-Jan-88          916.52         916.52         0.00

32          3560185001  STEREOZOOM MICROSCOPE             2M3400  2M    15-May-85          977.99         977.99         0.00

32          4058189001  FORCE GAUGE D-50                  2M3400  2M    15-Jul-89          820.00         820.00         0.00

32          3316380001  AIR SCREWDRIVER                   2M3400  2M    21-Oct-83        1,021.26       1,021.26         0.00

32          4267493001  AIR CONDITIONER COILS             2M3400  2M    15-Apr-93       16,082.75       8,309.42     7,773.33

32          3313380001  WELD STRENGTH TEST                2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          4332194001  STRAPPING TOOL/ELECTRIC           2M3400  2M    15-Jan-94        1,914.12         701.84     1,212.28

32          4195892001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.77       1,784.86     1,189.91

32          3406281001  REVERSE SCREWDRIVR                2M3400  2M    21-Oct-83        1,047.83       1,047.83         0.00

32          3447382001  ELEC HAND DRYER                   2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          4353594001  CASE SEALER AUTOMATIC             2M3400  2M    15-Jun-94        5,200.00       1,473.34     3,726.66

32          3883288001  FLUID DISPENSER                   2M3400  2M    15-Jan-88          675.23         675.23         0.00

32          4279193001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          4267093001  AIR ANALYSIS METER                2M3400  2M    15-Apr-93        2,076.58       1,072.91     1,003.67

32          4355294001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3840887001  RIBBON LOADING MACHINE            2M3400  2M    15-Nov-87        4,340.00       4,340.00         0.00

32          3167477001  HEIGHT GAGE 18IN                  2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3455882001  CLECO AIR DRIVER                  2M3400  2M    21-Oct-83        1,090.86       1,090.86         0.00

32          3298680001  VACUUM DISPENSER                  2M3400  2M    21-Oct-83        1,053.37       1,053.37         0.00

32          3512384001  100-LB HOPPER                     2M3400  2M    15-May-84        1,746.66       1,746.66         0.00

32          3443582001  HAND TOGGLE PRESS                 2M3400  2M    21-Oct-83           31.95          31.95         0.00

32          3451482001  DUKE STEAMTABLE                   2M3400  2M    21-Oct-83          766.80         766.80         0.00

32          3570285001  OVEREND DEREELER 484-821B         2M3400  2M    15-Jul-85          828.00         828.00         0.00

32          4127590001  HIPOT TESTER                      2M3134  2M    15-Jul-90        2,124.54       2,124.54         0.00

32          3981388001  AIR FILTER                        2M3400  2M    15-Aug-88        1,125.27       1,125.27         0.00

32          3687387001  STOCKROOM SHELVING                2M3400  2M    15-Feb-87        4,421.82       4,421.82         0.00

32          3939188001  STEINEL TOGGLE PRESS  PHK         2M3400  2M    15-Apr-88          758.55         758.55         0.00

32          3422381001  HAND CRIMPER 90223                2M3400  2M    21-Oct-83        1,058.50       1,058.50         0.00

32          3619886001  MICROSCOPE MDL                    2M3400  2M    15-Jun-86        1,259.20       1,259.20         0.00

32          3630786001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3314980001  ELECTRONIC SCALE                  2M3400  2M    21-Oct-83        1,278.00       1,278.00         0.00

32          4002688001  REM WELD BREAK STR TESTER         2M3400  2M    15-Nov-88        1,756.57       1,756.57         0.00

32          4370894001  WIRE SHELF CART 48 X 24           2M3400  2M    15-Nov-94          272.13          54.43       217.70

32          3623986001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,259.20       1,259.20         0.00

32          3280679001  MARKING TABLE                     2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4374195001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          3627486001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,172.52       1,172.52         0.00

32          3628086001  1 SET HEAT PLATENS                2M3400  2M    15-Aug-86        3,850.00       3,850.00         0.00


32          3456082001  INCH-METRIC DISPLA                   0.00          0.00          0.00

32          3995488001  HAND PACKAGING STATION               0.00          0.00          0.00

32          3428781001  HAND CRIMPER                         0.00          0.00          0.00

32          3516700001  CHEST FREEZER                        0.00          0.00          0.00

32          3193378001  SCOPE 922R                           0.00          0.00          0.00

32          3449482001  4 FT REFRIGERATOR                    0.00          0.00          0.00

32          3497684001  DIGITAL PYROMETER                    0.00          0.00          0.00

32          3464682001  TOOL MAKER MICRSPE                   0.00          0.00          0.00

32          4371094001  STORAGE CABINET                     11.71          5.85        556.12

32          3624186001  MICROSCOPE                           0.00          0.00          0.00

32          3439782001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          4301893001  DESIC CABINET 110V 50/60H            7.80          3.90        245.59

32          3873088001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          3560185001  STEREOZOOM MICROSCOPE                0.00          0.00          0.00

32          4058189001  FORCE GAUGE D-50                     0.00          0.00          0.00

32          3316380001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          4267493001  AIR CONDITIONER COILS              268.05        134.02      7,639.31

32          3313380001  WELD STRENGTH TEST                   0.00          0.00          0.00

32          4332194001  STRAPPING TOOL/ELECTRIC             31.90         15.95      1,196.33

32          4195892001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          3406281001  REVERSE SCREWDRIVR                   0.00          0.00          0.00

32          3447382001  ELEC HAND DRYER                      0.00          0.00          0.00

32          4353594001  CASE SEALER AUTOMATIC               86.67         43.33      3,683.33

32          3883288001  FLUID DISPENSER                      0.00          0.00          0.00

32          4279193001  WIRE SHELF CART                      4.17          2.09        127.16

32          4267093001  AIR ANALYSIS METER                  34.61         17.31        986.37

32          4355294001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3840887001  RIBBON LOADING MACHINE               0.00          0.00          0.00

32          3167477001  HEIGHT GAGE 18IN                     0.00          0.00          0.00

32          3455882001  CLECO AIR DRIVER                     0.00          0.00          0.00

32          3298680001  VACUUM DISPENSER                     0.00          0.00          0.00

32          3512384001  100-LB HOPPER                        0.00          0.00          0.00

32          3443582001  HAND TOGGLE PRESS                    0.00          0.00          0.00

32          3451482001  DUKE STEAMTABLE                      0.00          0.00          0.00

32          3570285001  OVEREND DEREELER 484-821B            0.00          0.00          0.00

32          4127590001  HIPOT TESTER                        22.92         11.46          0.00

32          3981388001  AIR FILTER                           0.00          0.00          0.00

32          3687387001  STOCKROOM SHELVING                   0.00          0.00          0.00

32          3939188001  STEINEL TOGGLE PRESS  PHK            0.00          0.00          0.00

32          3422381001  HAND CRIMPER 90223                   0.00          0.00          0.00

32          3619886001  MICROSCOPE MDL                       0.00          0.00          0.00

32          3630786001  DOLLY CARTS                          0.00          0.00          0.00

32          3314980001  ELECTRONIC SCALE                     0.00          0.00          0.00

32          4002688001  REM WELD BREAK STR TESTER            0.00          0.00          0.00

32          4370894001  WIRE SHELF CART 48 X 24              4.54          2.27        215.43

32          3623986001  MICROSCOPE                           0.00          0.00          0.00

32          3280679001  MARKING TABLE                        0.00          0.00          0.00

32          4374195001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          3627486001  MICROSCOPE                           0.00          0.00          0.00

32          3628086001  1 SET HEAT PLATENS                   0.00          0.00          0.00






                                      12

32          4057989001  SAFETY CABINET #5530              2M3400  2M    15-Jul-89          593.68         593.68         0.00

32          3598385001  20KVA AC POWER CONDITIONE         2M3400  2M    15-Dec-85        2,800.00       2,800.00         0.00

32          3497784001  OVEREND DEREELER                  2M3400  2M    15-Apr-84        1,069.00       1,069.00         0.00

32          3333280001  HUNTER FORCE GAGE                 2M3400  2M    21-Oct-83        1,024.85       1,024.85         0.00

32          3371481001  HOPPER MAGNET                     2M3400  2M    21-Oct-83        1,088.17       1,088.17         0.00

32          3603486001  20# CO2 FIRE EXTINGUISHER         2M3400  2M    15-Feb-86          248.00         248.00         0.00

32          4331994001  AC PALLET LIFT - AFTON            2M3400  2M    15-Jan-94        2,560.00         725.33     1,834.67

32          4278993001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3579185001  ECONO FLOW HOOD SUPPORT           2M3400  2M    15-Aug-85          300.73         300.73         0.00

32          3322580001  39 SHELVING UNITS                 2M3400  2M    21-Oct-83        1,521.87       1,521.87         0.00

32          3323380001  ME-484 DEREELER                   2M3400  2M    21-Oct-83        1,141.55       1,141.55         0.00

32          3619386001  MICROSCOPE                        2M3400  2M    15-Jun-86          740.83         740.83         0.00

32          3439982001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          3464782001  DIGITAL READOUT                   2M3400  2M    21-Oct-83          958.50         958.50         0.00

32          3456382001  HYTROL CONVEYOR                   2M3400  2M    21-Oct-83        1,624.94       1,624.94         0.00

32          3795687001  SWIFT MICROSCOPE                  2M3400  2M    15-Jul-87          627.75         627.75         0.00

32          4373995001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          3668986001  MULTIPLEXER                       2M3400  2M    15-Dec-86        4,120.00       4,120.00         0.00

32          3630086001  DOLLY CARTS3                      2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          4356494001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          4006588001  OSCILLOSCOPE                      2M3400  2M    15-Dec-88          553.95         553.95         0.00

32          3651186001  BRANSON ULTRANSONIC CLEAN         2M3400  2M    15-Sep-86          335.27         335.27         0.00

32          3804787001  ELECTRONIC COUNT SCALE            2M3400  2M    15-Aug-87          945.00         945.00         0.00

32          3055676001  OSCILLOSCOPE                      2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          4280993001  HOODED CLEANING STATION           2M3400  2M    15-Jun-93          378.00         182.70       195.30

32          3281980001  CTM TESTER                        2M3400  2M    21-Oct-83          255.60         255.60         0.00

32          3580485001  REFRIGERATED PIE SHELF            2M3400  2M    15-Sep-85          923.71         923.71         0.00

32          3983688001  EXIDE BATTERY                     2M3400  2M    15-Sep-88        3,290.25       3,290.25         0.00

32          3423181001  COMPRESSOR                        2M3400  2M    21-Oct-83        1,250.61       1,250.61         0.00

32          3322280001  WIRE PARTITION                    2M3400  2M    21-Oct-83        1,197.54       1,197.54         0.00

32          3581185001  INGREDIENT BIN (3 OF 4)           2M3400  2M    15-Sep-85          253.67         253.67         0.00

32          4295193001  PROGRAM PRINTER                   2M3400  2M    15-Jul-93          258.52         120.64       137.88

32          3453282001  WIRE SHELF CART                   2M3400  2M    21-Oct-83        1,114.74       1,114.74         0.00

32          3578985001  ECONO FLOW HOOD SUPPORT           2M3400  2M    15-Aug-85          300.73         300.73         0.00

32          3619686001  MICROSCOPE MDL                    419999  2M    15-Jun-86        1,259.20       1,259.20         0.00

32          4031989001  AIR SCREWDRIVER                   2M3400  2M    15-May-89          305.00         305.00         0.00

32          3940988001  CONVEYOR SYSTEM                   2M3400  2M    15-Apr-88        1,006.54       1,006.54         0.00

32          4370294001  DRI PLUS DRYER - AIR              2M3400  2M    15-Nov-94          849.99         170.00       679.99

32          3461782001  45 KVA TRANSFORMER                2M3400  2M    21-Oct-83        1,403.32       1,403.32         0.00

32          3795787001  SWIFT MICROSCOPE                  2M3400  2M    15-Jul-87          627.75         627.75         0.00

32          3315080001  ELECTRONIC SCALE                  2M3400  2M    21-Oct-83        1,278.00       1,278.00         0.00

32          3581485001  3-COMPARTMENT SINK                2M3400  2M    15-Sep-85        1,242.34       1,242.34         0.00

32          3456282001  HAND DRYER                        2M3400  2M    21-Oct-83        1,084.99       1,084.99         0.00

32          4340794001  IR AIR DRIVER 3RLNC1              2M3268  2M    15-Apr-94          349.65         110.72       238.93

32          3433581001  STORAGE CABINET                   2M3400  2M    21-Oct-83        1,105.30       1,105.30         0.00

32          3290080001  PRESS AND DIE                     2M3400  2M    21-Oct-83          958.50         958.50         0.00

32          3647286001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3278979001  ASSEMBLY CAROUSEL                 2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4136590001  EFD FLUID DISPENSERS              2M3400  2M    15-Oct-90          823.50         823.50         0.00

32          4373595001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22


32          4057989001  SAFETY CABINET #5530                 0.00          0.00          0.00

32          3598385001  20KVA AC POWER CONDITIONE            0.00          0.00          0.00

32          3497784001  OVEREND DEREELER                     0.00          0.00          0.00

32          3333280001  HUNTER FORCE GAGE                    0.00          0.00          0.00

32          3371481001  HOPPER MAGNET                        0.00          0.00          0.00

32          3603486001  20# CO2 FIRE EXTINGUISHER            0.00          0.00          0.00

32          4331994001  AC PALLET LIFT - AFTON              42.67         21.33      1,813.34

32          4278993001  WIRE SHELF CART                      4.17          2.09        127.16

32          3579185001  ECONO FLOW HOOD SUPPORT              0.00          0.00          0.00

32          3322580001  39 SHELVING UNITS                    0.00          0.00          0.00

32          3323380001  ME-484 DEREELER                      0.00          0.00          0.00

32          3619386001  MICROSCOPE                           0.00          0.00          0.00

32          3439982001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          3464782001  DIGITAL READOUT                      0.00          0.00          0.00

32          3456382001  HYTROL CONVEYOR                      0.00          0.00          0.00

32          3795687001  SWIFT MICROSCOPE                     0.00          0.00          0.00

32          4373995001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          3668986001  MULTIPLEXER                          0.00          0.00          0.00

32          3630086001  DOLLY CARTS3                         0.00          0.00          0.00

32          4356494001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          4006588001  OSCILLOSCOPE                         0.00          0.00          0.00

32          3651186001  BRANSON ULTRANSONIC CLEAN            0.00          0.00          0.00

32          3804787001  ELECTRONIC COUNT SCALE               0.00          0.00          0.00

32          3055676001  OSCILLOSCOPE                         0.00          0.00          0.00

32          4280993001  HOODED CLEANING STATION              6.30          3.15        192.15

32          3281980001  CTM TESTER                           0.00          0.00          0.00

32          3580485001  REFRIGERATED PIE SHELF               0.00          0.00          0.00

32          3983688001  EXIDE BATTERY                        0.00          0.00          0.00

32          3423181001  COMPRESSOR                           0.00          0.00          0.00

32          3322280001  WIRE PARTITION                       0.00          0.00          0.00

32          3581185001  INGREDIENT BIN (3 OF 4)              0.00          0.00          0.00

32          4295193001  PROGRAM PRINTER                      4.31          2.15        135.73

32          3453282001  WIRE SHELF CART                      0.00          0.00          0.00

32          3578985001  ECONO FLOW HOOD SUPPORT              0.00          0.00          0.00

32          3619686001  MICROSCOPE MDL                       0.00          0.00          0.00

32          4031989001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          3940988001  CONVEYOR SYSTEM                      0.00          0.00          0.00

32          4370294001  DRI PLUS DRYER - AIR                14.17          7.08        672.91

32          3461782001  45 KVA TRANSFORMER                   0.00          0.00          0.00

32          3795787001  SWIFT MICROSCOPE                     0.00          0.00          0.00

32          3315080001  ELECTRONIC SCALE                     0.00          0.00          0.00

32          3581485001  3-COMPARTMENT SINK                   0.00          0.00          0.00

32          3456282001  HAND DRYER                           0.00          0.00          0.00

32          4340794001  IR AIR DRIVER 3RLNC1                 5.83          2.91        236.02

32          3433581001  STORAGE CABINET                      0.00          0.00          0.00

32          3290080001  PRESS AND DIE                        0.00          0.00          0.00

32          3647286001  3-SHELF CARTS                        0.00          0.00          0.00

32          3278979001  ASSEMBLY CAROUSEL                    0.00          0.00          0.00

32          4136590001  EFD FLUID DISPENSERS                15.36          7.68          0.00

32          4373595001  WIRE SHELF CART 48X24                4.43          2.22        215.00






                                      13

32          3955288001  AIR SCREWDRIVER--DRESSER          2M3400  2M    15-Jun-88          495.00         495.00         0.00

32          4189192001  ELECTRIC TAPE MACHINE             2M3400  2M    15-Sep-92          895.00         566.84       328.16

32          4370694001  WIRE SHELF CART 48 X 24           2M3400  2M    15-Nov-94          272.12          54.43       217.69

32          3578085001  3525 GAL WATER TANK               2M3400  2M    15-Aug-85        3,839.00       3,839.00         0.00

32          3443182001  1 GAL DISPENS SYST                2M3400  2M    21-Oct-83        1,266.18       1,266.18         0.00

32          3192978001  SCOPE 922R                        2M3400  2M    21-Oct-83          702.90         702.90         0.00

32          3422781001  COMPRESSOR                        2M3400  2M    21-Oct-83        1,250.61       1,250.61         0.00

32          3464582001  ULTRASONIC CLEANER                2M3400  2M    21-Oct-83          127.80         127.80         0.00

32          4354194001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3605886001  HI TECHSTATION COMPLETE           2M3400  2M    15-Apr-86        3,000.72       3,000.72         0.00

32          3580985001  INGREDIENT BIN (1 OF 4)           2M3400  2M    15-Sep-85          253.67         253.67         0.00

32          4278593001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3507084001  TIME CLOCK                        2M3400  2M    15-Mar-84          783.10         783.10         0.00

32          3300380001  DOCK LEVELER                      2M3400  2M    21-Oct-83        1,356.58       1,356.58         0.00

32          3630486001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3336580001  AIR DRIVER                        2M3400  2M    21-Oct-83        1,025.93       1,025.93         0.00

32          3417781001  25 IN COLOR TV                    2M3400  2M    21-Oct-83        1,104.43       1,104.43         0.00

32          C0005845    PORTABLE DATA SOURCE              2M3400  2M    15-Feb-87          500.10         500.10         0.00

32          3323180001  ME-484 DEREELER                   2M3400  2M    21-Oct-83        1,141.55       1,141.55         0.00

32          3585085001  MILK DISPENSER                    2M3400  2M    15-Sep-85        1,836.75       1,836.75         0.00

32          3314880001  ELECTRONIC SCALE                  2M3400  2M    21-Oct-83        1,278.00       1,278.00         0.00

32          3343480001  SIMPSON 464A DMM                  2M3400  2M    21-Oct-83           63.90          63.90         0.00

32          4035889001  DISPENSER--EFD                    2M3400  2M    15-May-89          829.46         829.46         0.00

32          3465682001  ULTRASONIC CLEANER                2M3400  2M    21-Oct-83          575.10         575.10         0.00

32          4188992001  MOKON WATER UNIT W/DOLLY          2M3400  2M    15-Sep-92        3,106.15       1,967.23     1,138.92

32          3453382001  WIRE SHELF CART                   2M3400  2M    21-Oct-83        1,114.74       1,114.74         0.00

32          3627386001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,172.52       1,172.52         0.00

32          3580085001  ECONOFLO FILTER MODULE            2M3400  2M    15-Sep-85        1,340.00       1,340.00         0.00

32          3314680001  SHELVING-REPUBLIC                 2M3400  2M    21-Oct-83        1,163.68       1,163.68         0.00

32          3663386001  SCALE                             2M3400  2M    15-Dec-86        1,442.66       1,442.66         0.00

32          3341780001  SECURITY FENCE SYS                2M3400  2M    21-Oct-83        1,577.05       1,577.05         0.00

32          3624286001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,259.20       1,259.20         0.00

32          4136390001  EFD FLUID DISPENSERS              2M3400  2M    15-Oct-90          823.50         823.50         0.00

32          3451582001  EXHAUST HOOD                      2M3400  2M    21-Oct-83        1,236.50       1,236.50         0.00

32          3447082001  ELEC HAND DRYER                   2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          3120177001  UNIVERSAL COUNTER                 2M3001  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4355694001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          4353994001  WORK TABLE PLATIC LAMINATED       2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          4280593001  BULK TONER FEEDER                 2M3400  2M    15-Jun-93        3,850.00       1,860.83     1,989.17

32          3150777001  SIMPSON 464   T340                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3506884001  ULTRASONIC CLEANER                2M3400  2M    15-Mar-84          783.00         783.00         0.00

32          3560085001  STEREOZOOM MICROSCOPE             2M3400  2M    15-May-85          977.98         977.98         0.00

32          3381281001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83          255.60         255.60         0.00

32          3584885001  MIXER & ACCESSORIES               2M3400  2M    15-Sep-85        2,621.00       2,621.00         0.00

32          4276693001  INSTAPACKER - SYSTEMS             2M3400  2M    15-Jun-93        1,912.56         924.41       988.15

32          4353194001  SCREWDRIVER SP2406 PNEU           2M3400  2M    15-Jun-94          515.00         145.91       369.09

32          4301793001  DESIC CABINET 110V 50/60H         2M3400  2M    15-Jul-93          467.80         218.31       249.49

32          M00000604   TOSHIBA ER 741 BT MICROWA         2M3400  2M    15-Feb-87          325.25         325.25         0.00

32          4036088001  ENERPAC PUMP                      2M3400  2M    15-Mar-89        2,871.33       2,871.33         0.00

32          3626386001  MICROSCOPE                        2M3400  2M    15-Jul-86          740.90         740.90         0.00


32          3955288001  AIR SCREWDRIVER--DRESSER             0.00          0.00          0.00

32          4189192001  ELECTRIC TAPE MACHINE               14.92          7.46        320.70

32          4370694001  WIRE SHELF CART 48 X 24              4.54          2.27        215.42

32          3578085001  3525 GAL WATER TANK                  0.00          0.00          0.00

32          3443182001  1 GAL DISPENS SYST                   0.00          0.00          0.00

32          3192978001  SCOPE 922R                           0.00          0.00          0.00

32          3422781001  COMPRESSOR                           0.00          0.00          0.00

32          3464582001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          4354194001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3605886001  HI TECHSTATION COMPLETE              0.00          0.00          0.00

32          3580985001  INGREDIENT BIN (1 OF 4)              0.00          0.00          0.00

32          4278593001  WIRE SHELF CART                      4.17          2.09        127.16

32          3507084001  TIME CLOCK                           0.00          0.00          0.00

32          3300380001  DOCK LEVELER                         0.00          0.00          0.00

32          3630486001  DOLLY CARTS                          0.00          0.00          0.00

32          3336580001  AIR DRIVER                           0.00          0.00          0.00

32          3417781001  25 IN COLOR TV                       0.00          0.00          0.00

32          C0005845    PORTABLE DATA SOURCE                 0.00          0.00          0.00

32          3323180001  ME-484 DEREELER                      0.00          0.00          0.00

32          3585085001  MILK DISPENSER                       0.00          0.00          0.00

32          3314880001  ELECTRONIC SCALE                     0.00          0.00          0.00

32          3343480001  SIMPSON 464A DMM                     0.00          0.00          0.00

32          4035889001  DISPENSER--EFD                       0.00          0.00          0.00

32          3465682001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          4188992001  MOKON WATER UNIT W/DOLLY            51.77         25.88      1,113.04

32          3453382001  WIRE SHELF CART                      0.00          0.00          0.00

32          3627386001  MICROSCOPE                           0.00          0.00          0.00

32          3580085001  ECONOFLO FILTER MODULE               0.00          0.00          0.00

32          3314680001  SHELVING-REPUBLIC                    0.00          0.00          0.00

32          3663386001  SCALE                                0.00          0.00          0.00

32          3341780001  SECURITY FENCE SYS                   0.00          0.00          0.00

32          3624286001  MICROSCOPE                           0.00          0.00          0.00

32          4136390001  EFD FLUID DISPENSERS                15.36          7.68          0.00

32          3451582001  EXHAUST HOOD                         0.00          0.00          0.00

32          3447082001  ELEC HAND DRYER                      0.00          0.00          0.00

32          3120177001  UNIVERSAL COUNTER                    0.00          0.00          0.00

32          4355694001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          4353994001  WORK TABLE PLATIC LAMINATED          3.62          1.81        153.95

32          4280593001  BULK TONER FEEDER                   64.17         32.08      1,957.09

32          3150777001  SIMPSON 464   T340                   0.00          0.00          0.00

32          3506884001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          3560085001  STEREOZOOM MICROSCOPE                0.00          0.00          0.00

32          3381281001  SOLA TRANSFORMER                     0.00          0.00          0.00

32          3584885001  MIXER & ACCESSORIES                  0.00          0.00          0.00

32          4276693001  INSTAPACKER - SYSTEMS               31.88         15.94        972.21

32          4353194001  SCREWDRIVER SP2406 PNEU              8.58          4.29        364.80

32          4301793001  DESIC CABINET 110V 50/60H            7.80          3.90        245.59

32          M00000604   TOSHIBA ER 741 BT MICROWA            0.00          0.00          0.00

32          4036088001  ENERPAC PUMP                         0.00          0.00          0.00

32          3626386001  MICROSCOPE                           0.00          0.00          0.00







                                      14

32          3462182001  ULTRASONIC CLEANER                2M3400  2M    21-Oct-83          575.10         575.10         0.00

32          3573785001  PROP DISPENSING PUMP              2M3400  2M    15-Jul-85        1,484.33       1,484.33         0.00

32          3603386001  20# CO2 FIRE EXTINGUISHER         2M3400  2M    15-Feb-86          248.00         248.00         0.00

32          3790787001  DEMAGNETIZER                      2M3400  2M    15-Jul-87          386.24         386.24         0.00

32          3582185001  FOUR-SEATER TABLE                 2M3400  2M    15-Sep-85          270.27         270.27         0.00

32          3152377001  SIMPSON 464 TN30                  2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3579985001  ECONOFLO FILTER MODULE            2M3400  2M    15-Sep-85        1,340.00       1,340.00         0.00

32          3280579001  DEREELER                          2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3247279001  AIR GAGE                          2M3400  2M    21-Oct-83        1,077.32       1,077.32         0.00

32          3627186001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,172.53       1,172.53         0.00

32          3446882001  2 MOLD + DIE RACKS                2M3400  2M    21-Oct-83        1,917.00       1,917.00         0.00

32          3616386001  MAHR BORE GAGE SET-UP             2M3400  2M    15-Jun-86          227.30         227.30         0.00

32          4124190001  ROTARY FLOOR BUFF.(TOMCAT         2M3400  2M    15-Jun-90          882.11         882.11         0.00

32          3211278001  TEK T922 SCOPE                    2M3400  2M    21-Oct-83        1,054.46       1,054.46         0.00

32          3174077001  SCOPE                             2M3400  2M    21-Oct-83          652.42         652.42         0.00

32          3132977001  465 OSCILLOSCOPE                  2M2120  2M    21-Oct-83        1,304.84       1,304.84         0.00

32          3939888001  RESISTENCE WELDER                 2M3400  2M    15-Apr-88        5,696.03       5,696.03         0.00

32          3287480001  CRIMP MACHINE                     2M3400  2M    21-Oct-83          958.50         958.50         0.00

32          3624086001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,259.20       1,259.20         0.00

32          3496684001  HYTROL CONVEYOR                   2M3400  2M    15-Apr-84        4,665.40       4,665.40         0.00

32          4352994001  SCREWDRIVER SP2406 PNEU           2M3400  2M    15-Jun-94          522.56         148.07       374.49

32          3385181001  SOLA REGULATOR                    2M3400  2M    21-Oct-83        1,043.74       1,043.74         0.00

32          3832287001  DIP TANK                          2M3400  2M    15-Oct-87          305.04         305.04         0.00

32          4078489001  NOVA 750 TUMBLING MACHINE         2M3400  2M    15-Sep-89        1,284.75       1,284.75         0.00

32          3629486001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3631186001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          7319773001  1707 SCOPE 1325A02                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3353781001  COMPRESSOR RETURND                2M3400  2M    21-Oct-83        1,060.73       1,060.73         0.00

32          3581985001  FOUR-SEATER TABLE                 2M3400  2M    15-Sep-85          270.28         270.28         0.00

32          4357094001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3336280001  AIR DRIVER                        2M3400  2M    21-Oct-83        1,025.93       1,025.93         0.00

32          3436582001  MOLD TRANSDUCER                   2M3400  2M    21-Oct-83        1,194.66       1,194.66         0.00

32          3316880001  TIME CLOCK                        2M3400  2M    21-Oct-83          479.25         479.25         0.00

32          3464982001  WIRE STRIPPER                     2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          3583785001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.87         417.87         0.00

32          3353881001  COMPRESSOR RETURND                2M3400  2M    21-Oct-83        1,060.73       1,060.73         0.00

32          3297680001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,047.46       1,047.46         0.00

32          3630186001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          M00000609   STAND S.S. 60INX30INX22IN         2M3400  2M    15-Feb-87          250.30         250.30         0.00

32          4136690001  EFD FLUID DISPENSERS              2M3400  2M    15-Oct-90          823.50         823.50         0.00

32          7412674001  RN-201 BRACKER RIV                2M3128  2M    21-Oct-83        2,760.48       2,760.48         0.00

32          3345280001  917-932 MICROSCOPE                2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          3648386001  PALLET TRUCK W/BATTERY CH         2M3400  2M    15-Sep-86        2,959.06       2,959.06         0.00

32          3507784001  TIME RECORDER                     2M3400  2M    15-Apr-84        1,149.04       1,149.04         0.00

32          4128090001  SPIREX STARVE FEEDER              2M3400  2M    15-Jul-90        2,812.66       2,812.66         0.00

32          4073689001  SWIFT MICROSCOPE M818802B         2M3400  2M    15-Sep-89          801.75         801.75         0.00

32          3439882001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          3505684001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3623886001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,259.20       1,259.20         0.00

32          3421781001  HAND CRIMPER 90268                2M3400  2M    21-Oct-83        1,067.16       1,067.16         0.00


32          3462182001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          3573785001  PROP DISPENSING PUMP                 0.00          0.00          0.00

32          3603386001  20# CO2 FIRE EXTINGUISHER            0.00          0.00          0.00

32          3790787001  DEMAGNETIZER                         0.00          0.00          0.00

32          3582185001  FOUR-SEATER TABLE                    0.00          0.00          0.00

32          3152377001  SIMPSON 464 TN30                     0.00          0.00          0.00

32          3579985001  ECONOFLO FILTER MODULE               0.00          0.00          0.00

32          3280579001  DEREELER                             0.00          0.00          0.00

32          3247279001  AIR GAGE                             0.00          0.00          0.00

32          3627186001  MICROSCOPE                           0.00          0.00          0.00

32          3446882001  2 MOLD + DIE RACKS                   0.00          0.00          0.00

32          3616386001  MAHR BORE GAGE SET-UP                0.00          0.00          0.00

32          4124190001  ROTARY FLOOR BUFF.(TOMCAT            8.02          4.01          0.00

32          3211278001  TEK T922 SCOPE                       0.00          0.00          0.00

32          3174077001  SCOPE                                0.00          0.00          0.00

32          3132977001  465 OSCILLOSCOPE                     0.00          0.00          0.00

32          3939888001  RESISTENCE WELDER                    0.00          0.00          0.00

32          3287480001  CRIMP MACHINE                        0.00          0.00          0.00

32          3624086001  MICROSCOPE                           0.00          0.00          0.00

32          3496684001  HYTROL CONVEYOR                      0.00          0.00          0.00

32          4352994001  SCREWDRIVER SP2406 PNEU              8.71          4.36        370.14

32          3385181001  SOLA REGULATOR                       0.00          0.00          0.00

32          3832287001  DIP TANK                             0.00          0.00          0.00

32          4078489001  NOVA 750 TUMBLING MACHINE            0.00          0.00          0.00

32          3629486001  DOLLY CARTS                          0.00          0.00          0.00

32          3631186001  DOLLY CARTS                          0.00          0.00          0.00

32          7319773001  1707 SCOPE 1325A02                   0.00          0.00          0.00

32          3353781001  COMPRESSOR RETURND                   0.00          0.00          0.00

32          3581985001  FOUR-SEATER TABLE                    0.00          0.00          0.00

32          4357094001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3336280001  AIR DRIVER                           0.00          0.00          0.00

32          3436582001  MOLD TRANSDUCER                      0.00          0.00          0.00

32          3316880001  TIME CLOCK                           0.00          0.00          0.00

32          3464982001  WIRE STRIPPER                        0.00          0.00          0.00

32          3583785001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3353881001  COMPRESSOR RETURND                   0.00          0.00          0.00

32          3297680001  HAND CRIMPER                         0.00          0.00          0.00

32          3630186001  DOLLY CARTS                          0.00          0.00          0.00

32          M00000609   STAND S.S. 60INX30INX22IN            0.00          0.00          0.00

32          4136690001  EFD FLUID DISPENSERS                15.36          7.68          0.00

32          7412674001  RN-201 BRACKER RIV                   0.00          0.00          0.00

32          3345280001  917-932 MICROSCOPE                   0.00          0.00          0.00

32          3648386001  PALLET TRUCK W/BATTERY CH            0.00          0.00          0.00

32          3507784001  TIME RECORDER                        0.00          0.00          0.00

32          4128090001  SPIREX STARVE FEEDER                32.92         16.46          0.00

32          4073689001  SWIFT MICROSCOPE M818802B            0.00          0.00          0.00

32          3439882001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          3505684001  WORKBENCH                            0.00          0.00          0.00

32          3623886001  MICROSCOPE                           0.00          0.00          0.00

32          3421781001  HAND CRIMPER 90268                   0.00          0.00          0.00






                                      15

32          3427581001  TORQUE WATCH                      2M3400  2M    21-Oct-83        1,076.69       1,076.69         0.00

32          3630986001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3455782001  CLECO AIR DRIVER                  2M3400  2M    21-Oct-83        1,090.86       1,090.86         0.00

32          4370794001  WIRE SHELF CART 48 X 24           2M3400  2M    15-Nov-94          272.12          54.43       217.69

32          3507884001  TIME RECORDER                     2M3400  2M    15-Apr-84        1,149.03       1,149.03         0.00

32          3741787001  WIRE STRIPPER                     2M3400  2M    15-Mar-87          498.00         498.00         0.00

32          4124090001  ROTARY FLOOR BUFF.(TOMCAT         2M3400  2M    15-Jun-90          888.58         888.58         0.00

32          3632286001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          4356894001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          4423695001  SETRA ELECTRONIC SCALE-55LB       2M3400  2M    15-Jul-95        1,265.30          84.36     1,180.94

32          3305680001  WH106A DEREELER                   2M3400  2M    21-Oct-83        1,035.45       1,035.45         0.00

32          3742387001  TEMPERATURE CONTROLLERS           2M3400  2M    15-Mar-87        2,149.09       2,149.09         0.00

32          3507384001  PRESS SERIES B4                   2M3400  2M    15-Mar-84        5,468.57       5,468.57         0.00

32          3353280001  GRANULATOR                        2M3802  2M    21-Oct-83        1,986.59       1,986.59         0.00

32          M00000637   TOLEDO PLATFORM SCALE 4FT         2M3400  2M    15-Feb-87        4,000.25       4,000.25         0.00

32          3455682001  CLECO AIR DRIVER                  2M3400  2M    21-Oct-83        1,090.86       1,090.86         0.00

32          4354494001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3488783006  HOR/VERT BANDSAW                  2M3400  2M    21-Oct-83          206.61         206.61         0.00

32          3512484001  THORESON LOADER                   2M3400  2M    15-May-84          745.00         745.00         0.00

32          3351580001  VAPOR DEGREASER                   419999  2M    21-Oct-83          766.80         766.80         0.00

32          3937488001  DATAPROCESSOR-MITUTOYA            2M3400  2M    15-Apr-88          252.65         252.65         0.00

32          3418681001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83        1,182.68       1,182.68         0.00

32          3622986001  DEREELER                          2M3400  2M    15-Jul-86        1,244.49       1,244.49         0.00

32          3025375001  MICROSCOPE                        2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4369994001  TONER TORIT VS-1200               2M3400  2M    15-Nov-94        3,064.59         612.92     2,451.67

32          3608786001  CABINET                           2M3400  2M    15-May-86          546.00         546.00         0.00

32          3647086001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3293380001  NCI COUNTING SCALE                2M3400  2M    21-Oct-83        1,278.00       1,278.00         0.00

32          3427781001  TRIGGER ACTIONTOOL                2M3400  2M    21-Oct-83        1,100.04       1,100.04         0.00

32          H0001193    HARIG SUPER 618 HYD SURFA         2M3400  2M    15-Feb-87        4,400.20       4,400.20         0.00

32          3882788001  RIBBON STUFFER W/PLATE            2M3400  2M    15-Jan-88        3,693.64       3,693.64         0.00

32          3333580001  15 PSI DISPENSER                  2M3400  2M    21-Oct-83        1,039.62       1,039.62         0.00

32          3388881001  RCKWEL DRILL PRESS                2M3400  2M    21-Oct-83          225.57         225.57         0.00

32          3283480001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,028.48       1,028.48         0.00

32          3422681001  PUSH PULL TESTER                  2M3400  2M    21-Oct-83        1,072.70       1,072.70         0.00

32          4278693001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3579685001  ECONOFLO FILTER MODULE            2M3400  2M    15-Sep-85        1,340.00       1,340.00         0.00

32          4301693001  DESIC CABINET 110V 50/60H         2M3400  2M    15-Jul-93          471.74         220.14       251.60

32          4001688001  BRONSON ULTRASONIC CLEANE         2M3400  2M    15-Nov-88          349.84         349.84         0.00

32          3583585001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.87         417.87         0.00

32          3442482001  SOLDER VAC-KIT                    2M3400  2M    21-Oct-83        1,131.03       1,131.03         0.00

32          3339980001  CARBIDE HORN                      2M3400  2M    21-Oct-83        1,118.19       1,118.19         0.00

32          4049589001  SWIFT MICROSCOPE M8802B           2M3400  2M    15-Jun-89          708.80         708.80         0.00

32          3421581001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,099.24       1,099.24         0.00

32          3152277001  SIMPSON 464 TN30                  2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4049989001  SWIFT MICROSCOPEM8808802B         419999  2M    15-Jun-89          717.38         717.38         0.00

32          C0005975    ULTRASONIC CLEANER                2M3400  2M    15-Feb-87        1,200.15       1,200.15         0.00

32          3338480001  13 SHELF UNITS                    2M3400  2M    21-Oct-83        1,185.73       1,185.73         0.00

32          M00000590   DAKE #Y BENCH ARBOR PRESS         2M3400  2M    15-Feb-87          325.20         325.20         0.00

32          3646886001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00


32          3427581001  TORQUE WATCH                         0.00          0.00          0.00

32          3630986001  DOLLY CARTS                          0.00          0.00          0.00

32          3455782001  CLECO AIR DRIVER                     0.00          0.00          0.00

32          4370794001  WIRE SHELF CART 48 X 24              4.54          2.27        215.42

32          3507884001  TIME RECORDER                        0.00          0.00          0.00

32          3741787001  WIRE STRIPPER                        0.00          0.00          0.00

32          4124090001  ROTARY FLOOR BUFF.(TOMCAT            8.08          4.04          0.00

32          3632286001  DOLLY CARTS                          0.00          0.00          0.00

32          4356894001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          4423695001  SETRA ELECTRONIC SCALE-55LB          7.67          3.83      1,177.11

32          3305680001  WH106A DEREELER                      0.00          0.00          0.00

32          3742387001  TEMPERATURE CONTROLLERS              0.00          0.00          0.00

32          3507384001  PRESS SERIES B4                      0.00          0.00          0.00

32          3353280001  GRANULATOR                           0.00          0.00          0.00

32          M00000637   TOLEDO PLATFORM SCALE 4FT            0.00          0.00          0.00

32          3455682001  CLECO AIR DRIVER                     0.00          0.00          0.00

32          4354494001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3488783006  HOR/VERT BANDSAW                     0.00          0.00          0.00

32          3512484001  THORESON LOADER                      0.00          0.00          0.00

32          3351580001  VAPOR DEGREASER                      0.00          0.00          0.00

32          3937488001  DATAPROCESSOR-MITUTOYA               0.00          0.00          0.00

32          3418681001  SOLA TRANSFORMER                     0.00          0.00          0.00

32          3622986001  DEREELER                             0.00          0.00          0.00

32          3025375001  MICROSCOPE                           0.00          0.00          0.00

32          4369994001  TONER TORIT VS-1200                 51.08         25.54      2,426.13

32          3608786001  CABINET                              0.00          0.00          0.00

32          3647086001  3-SHELF CARTS                        0.00          0.00          0.00

32          3293380001  NCI COUNTING SCALE                   0.00          0.00          0.00

32          3427781001  TRIGGER ACTIONTOOL                   0.00          0.00          0.00

32          H0001193    HARIG SUPER 618 HYD SURFA            0.00          0.00          0.00

32          3882788001  RIBBON STUFFER W/PLATE               0.00          0.00          0.00

32          3333580001  15 PSI DISPENSER                     0.00          0.00          0.00

32          3388881001  RCKWEL DRILL PRESS                   0.00          0.00          0.00

32          3283480001  HAND CRIMPER                         0.00          0.00          0.00

32          3422681001  PUSH PULL TESTER                     0.00          0.00          0.00

32          4278693001  WIRE SHELF CART                      4.17          2.09        127.16

32          3579685001  ECONOFLO FILTER MODULE               0.00          0.00          0.00

32          4301693001  DESIC CABINET 110V 50/60H            7.86          3.93        247.67

32          4001688001  BRONSON ULTRASONIC CLEANE            0.00          0.00          0.00

32          3583585001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3442482001  SOLDER VAC-KIT                       0.00          0.00          0.00

32          3339980001  CARBIDE HORN                         0.00          0.00          0.00

32          4049589001  SWIFT MICROSCOPE M8802B              0.00          0.00          0.00

32          3421581001  HAND CRIMPER                         0.00          0.00          0.00

32          3152277001  SIMPSON 464 TN30                     0.00          0.00          0.00

32          4049989001  SWIFT MICROSCOPEM8808802B            0.00          0.00          0.00

32          C0005975    ULTRASONIC CLEANER                   0.00          0.00          0.00

32          3338480001  13 SHELF UNITS                       0.00          0.00          0.00

32          M00000590   DAKE #Y BENCH ARBOR PRESS            0.00          0.00          0.00

32          3646886001  3-SHELF CARTS                        0.00          0.00          0.00






                                      16

32          3647486001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3583485001  FOOD SLICER                       2M3400  2M    15-Sep-85          849.40         849.40         0.00

32          3622886001  DEREELER                          2M3400  2M    15-Jul-86        1,244.49       1,244.49         0.00

32          4280693001  HOODED CLEANING STATION           2M3400  2M    15-Jun-93          378.00         182.70       195.30

32          6201362001  MILLING MACHINE                   2M3400  2M    21-Oct-83        2,108.06       2,108.06         0.00

32          3581685001  WORK TABLE/DRINK AREA             2M3400  2M    15-Sep-85          969.02         969.02         0.00

32          3643986001  ELECTRONIC COUNTING SCALE         2M3400  2M    15-Sep-86          995.00         995.00         0.00

32          3336680001  AIR DRIVER                        2M3400  2M    21-Oct-83        1,025.93       1,025.93         0.00

32          4355494001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3341980001  STEEL GRID DECKING                2M3400  2M    21-Oct-83        1,951.70       1,951.70         0.00

32          3309179001  ME 483 DEREELER                   2M3400  2M    21-Oct-83        1,069.45       1,069.45         0.00

32          3506084001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          4005588001  AFF WHEELED FIRE EXTINGUI         2M3400  2M    15-Dec-88        2,700.00       2,700.00         0.00

32          4127690001  TORQUE AIR SCREWDRIVER            2M3134  2M    15-Jul-90          586.93         586.93         0.00

32          3587485001  ELECTRIC RANGE                    2M3400  2M    15-Oct-85        1,991.59       1,991.59         0.00

32          4279293001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3562385001  ACCELEROMETER KIT                 2M3400  2M    15-Jun-85          482.50         482.50         0.00

32          3646186001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3495984001  WIREWAY PANEL ENCL                2M3400  2M    15-Feb-84        3,191.32       3,191.32         0.00

32          3485183001  METRO CARTS                       2M3400  2M    21-Oct-83        1,367.69       1,367.69         0.00

32          3381981001  SIMPSON MULTIMETER                2M3400  2M    21-Oct-83           63.90          63.90         0.00

32          4303793001  1020 CHIP PROGRAMMER              2M3256  2M    15-Aug-93       14,278.00       6,425.10     7,852.90

32          3212678001  TEK T922R SCOPE                   2M3400  2M    21-Oct-83          702.90         702.90         0.00

32          4292793001  DELI AIR DRYER                    2M3400  2M    15-Jul-93          352.80         164.64       188.16

32          3579085001  ECONO FLOW HOOD SUPPORT           2M3400  2M    15-Aug-85          300.73         300.73         0.00

32          3582285001  FOUR-SEATER TABLE                 2M3400  2M    15-Sep-85          270.27         270.27         0.00

32          3585585001  VEGETABLE PEEL MACHINE            2M3400  2M    15-Sep-85          805.28         805.28         0.00

32          3647886001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          4366694001  AUTO SCREWDRIVER TAPPER           2M3400  2M    15-Sep-94          752.50         175.58       576.92

32          3308979001  ME 484 DEREELER                   2M3400  2M    21-Oct-83        1,084.22       1,084.22         0.00

32          3901088001  ULTRASONIC CLEANER/COVER          2M3400  2M    15-Mar-88          850.50         850.50         0.00

32          3505884001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3058576001  DISPLAY MONITOR                   2M2100  2M    21-Oct-83        1,214.10       1,214.10         0.00

32          3334480001  AIR DRIVER                        2M3400  2M    21-Oct-83        1,025.93       1,025.93         0.00

32          3172777001  STEROZOOM SCOPE                   2M3400  2M    21-Oct-83        1,020.57       1,020.57         0.00

32          4276593001  INSTAPACKER - SYSTEMS             2M3400  2M    15-Jun-93        1,912.57         924.41       988.16

32          3012275001  DIGITAL TEMP INDIC                2M3400  2M    21-Oct-83          127.80         127.80         0.00

32          3964488001  AIR SCREWDRIVER                   2M3400  2M    15-Jul-88          319.25         319.25         0.00

32          7106471001  RADIAL RIVETING MA                2M3400  2M    21-Oct-83        1,917.00       1,917.00         0.00

32          3338280001  13 SHELF UNITS                    2M3400  2M    21-Oct-83        1,185.73       1,185.73         0.00

32          3485483001  METRO CARTS                       2M3400  2M    21-Oct-83        1,367.70       1,367.70         0.00

32          4278793001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3291180001  WIRE DEREELER                     2M3400  2M    21-Oct-83        1,220.47       1,220.47         0.00

32          3334280001  15 PSI DISPENSER                  2M3400  2M    21-Oct-83        1,039.62       1,039.62         0.00

32          3597485001  DIGITAL DISPLAY-MICROSCOP         2M3400  2M    15-Dec-85        2,398.00       2,398.00         0.00

32          4372995001  EXACTA TOGGLE PRESS               2M3400  2M    15-Jan-95          904.66         165.86       738.80

32          3645986001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3290580001  STEREO MICROSCOPE                 2M3400  2M    21-Oct-83          326.53         326.53         0.00

32          3428481001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,055.04       1,055.04         0.00

32          3580385001  STEAM TABLE UNIT                  2M3400  2M    15-Sep-85        5,180.56       5,180.56         0.00


32          3647486001  3-SHELF CARTS                        0.00          0.00          0.00

32          3583485001  FOOD SLICER                          0.00          0.00          0.00

32          3622886001  DEREELER                             0.00          0.00          0.00

32          4280693001  HOODED CLEANING STATION              6.30          3.15        192.15

32          6201362001  MILLING MACHINE                      0.00          0.00          0.00

32          3581685001  WORK TABLE/DRINK AREA                0.00          0.00          0.00

32          3643986001  ELECTRONIC COUNTING SCALE            0.00          0.00          0.00

32          3336680001  AIR DRIVER                           0.00          0.00          0.00

32          4355494001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3341980001  STEEL GRID DECKING                   0.00          0.00          0.00

32          3309179001  ME 483 DEREELER                      0.00          0.00          0.00

32          3506084001  WORKBENCH                            0.00          0.00          0.00

32          4005588001  AFF WHEELED FIRE EXTINGUI            0.00          0.00          0.00

32          4127690001  TORQUE AIR SCREWDRIVER               6.22          3.11          0.00

32          3587485001  ELECTRIC RANGE                       0.00          0.00          0.00

32          4279293001  WIRE SHELF CART                      4.17          2.09        127.16

32          3562385001  ACCELEROMETER KIT                    0.00          0.00          0.00

32          3646186001  3-SHELF CARTS                        0.00          0.00          0.00

32          3495984001  WIREWAY PANEL ENCL                   0.00          0.00          0.00

32          3485183001  METRO CARTS                          0.00          0.00          0.00

32          3381981001  SIMPSON MULTIMETER                   0.00          0.00          0.00

32          4303793001  1020 CHIP PROGRAMMER               237.97        118.98      7,733.92

32          3212678001  TEK T922R SCOPE                      0.00          0.00          0.00

32          4292793001  DELI AIR DRYER                       5.88          2.94        185.22

32          3579085001  ECONO FLOW HOOD SUPPORT              0.00          0.00          0.00

32          3582285001  FOUR-SEATER TABLE                    0.00          0.00          0.00

32          3585585001  VEGETABLE PEEL MACHINE               0.00          0.00          0.00

32          3647886001  3-SHELF CARTS                        0.00          0.00          0.00

32          4366694001  AUTO SCREWDRIVER TAPPER             12.54          6.27        570.65

32          3308979001  ME 484 DEREELER                      0.00          0.00          0.00

32          3901088001  ULTRASONIC CLEANER/COVER             0.00          0.00          0.00

32          3505884001  WORKBENCH                            0.00          0.00          0.00

32          3058576001  DISPLAY MONITOR                      0.00          0.00          0.00

32          3334480001  AIR DRIVER                           0.00          0.00          0.00

32          3172777001  STEROZOOM SCOPE                      0.00          0.00          0.00

32          4276593001  INSTAPACKER - SYSTEMS               31.88         15.94        972.22

32          3012275001  DIGITAL TEMP INDIC                   0.00          0.00          0.00

32          3964488001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          7106471001  RADIAL RIVETING MA                   0.00          0.00          0.00

32          3338280001  13 SHELF UNITS                       0.00          0.00          0.00

32          3485483001  METRO CARTS                          0.00          0.00          0.00

32          4278793001  WIRE SHELF CART                      4.17          2.09        127.16

32          3291180001  WIRE DEREELER                        0.00          0.00          0.00

32          3334280001  15 PSI DISPENSER                     0.00          0.00          0.00

32          3597485001  DIGITAL DISPLAY-MICROSCOP            0.00          0.00          0.00

32          4372995001  EXACTA TOGGLE PRESS                 15.08          7.54        731.26

32          3645986001  3-SHELF CARTS                        0.00          0.00          0.00

32          3290580001  STEREO MICROSCOPE                    0.00          0.00          0.00

32          3428481001  HAND CRIMPER                         0.00          0.00          0.00

32          3580385001  STEAM TABLE UNIT                     0.00          0.00          0.00






                                      17

32          3629886001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3581085001  INGREDIENT BIN (2 OF 4)           2M3400  2M    15-Sep-85          253.67         253.67         0.00

32          3285580001  30 SHELVING UNITS                 2M3400  2M    21-Oct-83        1,470.67       1,470.67         0.00

32          3789387001  SCREWDRIVER                       2M3400  2M    15-Dec-87          409.63         409.63         0.00

32          3629386001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3293280001  NCI COUNTING SCALE                2M3400  2M    21-Oct-83        1,278.00       1,278.00         0.00

32          3893588001  SCREWDRIVER                       2M3400  2M    15-Feb-88          238.00         238.00         0.00

32          4007688001  4470 SHUTTLE BAR BALANCE          2M3136  2M    15-Dec-88        7,657.52       7,657.52         0.00

32          3362880001  1000D DISPENSER                   2M3400  2M    21-Oct-83          223.65         223.65         0.00

32          3340280001  ME 483 DE-REELER                  2M3400  2M    21-Oct-83        1,108.27       1,108.27         0.00

32          3488983006  3-TON CHAIN HOIST                 2M3400  2M    21-Oct-83          161.56         161.56         0.00

32          4280793001  HOODED CLEANING STATION           2M3400  2M    15-Jun-93          378.00         182.70       195.30

32          3600185001  5-TON AIR CONDTION UNIT           2M3400  2M    15-Dec-85        2,742.00       2,742.00         0.00

32          3338380001  13 SHELF UNITS                    2M3400  2M    21-Oct-83        1,185.73       1,185.73         0.00

32          3646786001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3290980001  FINE WIRE DEREELER                2M3400  2M    21-Oct-83        1,115.02       1,115.02         0.00

32          3151977001  SIMPSON 464 TN30                  2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3367180001  ROLL OFF CONTAINER                2M3400  2M    21-Oct-83        1,291.85       1,291.85         0.00

32          3097276001  OSCILLOSCOPE                      2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4059789001  CONTAINERS FOR PROD.LINE          2M3400  2M    15-Mar-89          654.60         654.60         0.00

32          3978588001  RESISTANCE WELDER-UNITEK          2M3400  2M    15-Aug-88        6,002.02       6,002.02         0.00

32          3159477001  T922 SCOPE                        2M3400  2M    21-Oct-83        1,021.72       1,021.72         0.00

32          3631886001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3581385001  STAINLESS STEL TABLE/SINK         2M3400  2M    15-Sep-85          368.49         368.49         0.00

32          3083676001  C-METER PRECISION                 2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3316280001  AIR SCREWDRIVER                   2M3400  2M    21-Oct-83        1,021.26       1,021.26         0.00

32          4373795001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          3043176001  POWER SUPPLY                      2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4327393001  MARSH TAPE MACHINE                2M3400  2M    15-Dec-93          675.00         258.75       416.25

32          3438482001  DAKE ARBOR PRESS                  2M3400  2M    21-Oct-83        1,082.38       1,082.38         0.00

32          7315573001  8000A FLUKE MULTIM                2M3400  2M    21-Oct-83          127.80         127.80         0.00

32          3580885001  WORK TABLE                        2M3400  2M    15-Sep-85          380.79         380.79         0.00

32          4011788001  SIGNATURE WIRE ANALYZER           2M3400  2M    15-Oct-88        3,178.00       3,178.00         0.00

32          3631386001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3309079001  ME 483 DEREELER                   2M3400  2M    21-Oct-83        1,069.45       1,069.45         0.00

32          4374595001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          3644986001  FLUKE DIGITAL MULTI METER         419999  2M    15-Sep-86          422.00         422.00         0.00

32          3302080001  PRESS AND DIE                     2M3400  2M    21-Oct-83          958.50         958.50         0.00

32          3152577001  FLUKE 8000A TN30                  2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3428181001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,069.80       1,069.80         0.00

32          3645786001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3340380001  ME 483 DE-REELER                  2M3400  2M    21-Oct-83        1,108.27       1,108.27         0.00

32          3849687001  HONING MACHINE                    2M3400  2M    15-Dec-87        5,517.31       5,517.31         0.00

32          3303280001  FLUKE 8000A-06                    2M3400  2M    21-Oct-83        1,047.94       1,047.94         0.00

32          3352580001  MICROSCOPE                        2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          3987188001  CHROME RETICLE FOR SCOPE          2M3400  2M    15-Sep-88          494.63         494.63         0.00

32          3622786001  DEREELER                          2M3400  2M    15-Jul-86        1,244.49       1,244.49         0.00

32          4195492001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.76       1,784.86     1,189.90

32          4374295001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          4408395001  AIR STAPLER                       2M3400  2M    15-Feb-95          331.08          49.67       281.41


32          3629886001  DOLLY CARTS                          0.00          0.00          0.00

32          3581085001  INGREDIENT BIN (2 OF 4)              0.00          0.00          0.00

32          3285580001  30 SHELVING UNITS                    0.00          0.00          0.00

32          3789387001  SCREWDRIVER                          0.00          0.00          0.00

32          3629386001  DOLLY CARTS                          0.00          0.00          0.00

32          3293280001  NCI COUNTING SCALE                   0.00          0.00          0.00

32          3893588001  SCREWDRIVER                          0.00          0.00          0.00

32          4007688001  4470 SHUTTLE BAR BALANCE             0.00          0.00          0.00

32          3362880001  1000D DISPENSER                      0.00          0.00          0.00

32          3340280001  ME 483 DE-REELER                     0.00          0.00          0.00

32          3488983006  3-TON CHAIN HOIST                    0.00          0.00          0.00

32          4280793001  HOODED CLEANING STATION              6.30          3.15        192.15

32          3600185001  5-TON AIR CONDTION UNIT              0.00          0.00          0.00

32          3338380001  13 SHELF UNITS                       0.00          0.00          0.00

32          3646786001  3-SHELF CARTS                        0.00          0.00          0.00

32          3290980001  FINE WIRE DEREELER                   0.00          0.00          0.00

32          3151977001  SIMPSON 464 TN30                     0.00          0.00          0.00

32          3367180001  ROLL OFF CONTAINER                   0.00          0.00          0.00

32          3097276001  OSCILLOSCOPE                         0.00          0.00          0.00

32          4059789001  CONTAINERS FOR PROD.LINE             0.00          0.00          0.00

32          3978588001  RESISTANCE WELDER-UNITEK             0.00          0.00          0.00

32          3159477001  T922 SCOPE                           0.00          0.00          0.00

32          3631886001  DOLLY CARTS                          0.00          0.00          0.00

32          3581385001  STAINLESS STEL TABLE/SINK            0.00          0.00          0.00

32          3083676001  C-METER PRECISION                    0.00          0.00          0.00

32          3316280001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          4373795001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          3043176001  POWER SUPPLY                         0.00          0.00          0.00

32          4327393001  MARSH TAPE MACHINE                  11.25          5.63        410.63

32          3438482001  DAKE ARBOR PRESS                     0.00          0.00          0.00

32          7315573001  8000A FLUKE MULTIM                   0.00          0.00          0.00

32          3580885001  WORK TABLE                           0.00          0.00          0.00

32          4011788001  SIGNATURE WIRE ANALYZER              0.00          0.00          0.00

32          3631386001  DOLLY CARTS                          0.00          0.00          0.00

32          3309079001  ME 483 DEREELER                      0.00          0.00          0.00

32          4374595001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          3644986001  FLUKE DIGITAL MULTI METER            0.00          0.00          0.00

32          3302080001  PRESS AND DIE                        0.00          0.00          0.00

32          3152577001  FLUKE 8000A TN30                     0.00          0.00          0.00

32          3428181001  HAND CRIMPER                         0.00          0.00          0.00

32          3645786001  3-SHELF CARTS                        0.00          0.00          0.00

32          3340380001  ME 483 DE-REELER                     0.00          0.00          0.00

32          3849687001  HONING MACHINE                       0.00          0.00          0.00

32          3303280001  FLUKE 8000A-06                       0.00          0.00          0.00

32          3352580001  MICROSCOPE                           0.00          0.00          0.00

32          3987188001  CHROME RETICLE FOR SCOPE             0.00          0.00          0.00

32          3622786001  DEREELER                             0.00          0.00          0.00

32          4195492001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.11

32          4374295001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          4408395001  AIR STAPLER                          4.52          2.26        279.15






                                      18

32          4284693001  SERIALIZING EQUIPMENT             2M3400  2M    15-Jun-93        1,133.76         547.99       585.77

32          3340180001  ME 483 DE-REELER                  2M3400  2M    21-Oct-83        1,108.27       1,108.27         0.00

32          4370194001  SEALING UNIT HP111SI CARTRIDGE    2M3400  2M    15-Nov-94        1,437.82         287.56     1,150.26

32          3597285001  20X LENS-OPT COMPARATOR           2M3400  2M    15-Dec-85          375.00         375.00         0.00

32          3456182001  HAND DRYER                        2M3400  2M    21-Oct-83        1,084.99       1,084.99         0.00

32          3294880001  REEL CABINET                      2M3400  2M    21-Oct-83        1,038.60       1,038.60         0.00

32          4031789001  AIR SCREWDRIVER                   2M3400  2M    15-May-89          305.00         305.00         0.00

32          3646586001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3506184001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3434381001  CLEAN TABLE                       2M3400  2M    21-Oct-83        1,863.75       1,863.75         0.00

32          3647586001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3896888001  FLUID DISPENSER                   2M3400  2M    15-Mar-88          261.00         261.00         0.00

32          3992488001  HODGE SHELVING UNIT               2M3400  2M    15-Oct-88          309.03         309.03         0.00

32          3624486001  MICROSCOPE                        419999  2M    15-Jul-86          740.90         740.90         0.00

32          4050289001  SWIFT MICROSCOPEM8808802B         2M3400  2M    15-Jun-89          717.38         717.38         0.00

32          3308879001  ME 484 DEREELER                   2M3400  2M    21-Oct-83        1,084.22       1,084.22         0.00

32          H0001196    DIACRO 36K KICK SHEAR #EF         2M3400  2M    15-Feb-87        1,800.20       1,800.20         0.00

32          3481083001  THERMALL ELECT HEA                2M3400  2M    21-Oct-83        1,918.23       1,918.23         0.00

32          3584785001  REMOTE COOLER SYSTEM              2M3400  2M    15-Sep-85        1,550.00       1,550.00         0.00

32          3297580001  8012A MULTIMETER                  2M3400  2M    21-Oct-83        1,036.70       1,036.70         0.00

32          3375581001  TIME CLOCK                        2M3400  2M    21-Oct-83          479.25         479.25         0.00

32          3583385001  ELECTRIC COFFEE POT               2M3400  2M    15-Sep-85          633.15         633.15         0.00

32          3351480001  VAPOR DEGREASER                   419999  2M    21-Oct-83          766.80         766.80         0.00

32          3597185001  OPTICAL COMPARATOR                2M3400  2M    15-Dec-85        5,990.00       5,990.00         0.00

32          3428281001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,069.80       1,069.80         0.00

32          3651086001  BRANSON ULTRANSONIC CLEAN         2M3400  2M    15-Sep-86          335.27         335.27         0.00

32          3427981001  ONE STEP TOOL                     2M3400  2M    21-Oct-83        1,071.07       1,071.07         0.00

32          6907169002  MODEL BP 57 POWER                 2M3802  2M    21-Oct-83          752.74         752.74         0.00

32          4128190001  SPIREX STARVE FEEDER              2M3400  2M    15-Jul-90        2,812.65       2,812.65         0.00

32          3657686001  RIBBON CARTRIDGE RUN-IN S         2M3400  2M    15-Nov-86        2,979.07       2,979.07         0.00

32          3300280001  PLATFORM SCALE                    2M3400  2M    21-Oct-83        1,597.50       1,597.50         0.00

32          C0003897    PANASONIC CAMERA                  2M3400  2M    15-Feb-87          800.10         800.10         0.00

32          3455982001  CLECO AIR DRIVER                  2M3400  2M    21-Oct-83        1,090.86       1,090.86         0.00

32          4372595001  EXACTA TOGGLE PRESS               2M3400  2M    15-Jan-95          904.66         165.86       738.80

32          4346994001  IR SCREWDRIVER                    2M3400  2M    15-May-94          460.26         130.41       329.85

32          3293180001  NCI COUNTING SCALE                2M3400  2M    21-Oct-83        1,517.60       1,517.60         0.00

32          3256179001  DIGITAL HEGHT GAGE                2M3400  2M    21-Oct-83        1,352.37       1,352.37         0.00

32          3505984001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          4049889001  SWIFT MICROSCOPEM8808802B         2M3400  2M    15-Jun-89          717.38         717.38         0.00

32          3505084001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3453188001  ADD ON-COIL WINDER                419999  2M    15-Jun-88          752.58         752.58         0.00

32          4035689001  DISPENSER--EFD                    2M3400  2M    15-May-89          890.94         890.94         0.00

32          3655786001  MAHP BORE GAGE STAND              2M3400  2M    15-Oct-86          461.89         461.89         0.00

32          3106977001  COOLANT TANK                      2M3400  2M    21-Oct-83        1,018.32       1,018.32         0.00

32          3903388001  CONVEYOR SYSTEM                   2M3400  2M    15-Mar-88        1,003.76       1,003.76         0.00

32          C0005744    VAPOR DEGREHSOR                   2M3400  2M    15-Feb-87        2,600.15       2,600.15         0.00

32          4278493001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3589185001  ECONO FLOW HOOD SUPPORT           2M3400  2M    15-Aug-85          300.73         300.73         0.00

32          3583185001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.90         417.90         0.00

32          3489783001  MILL/DRILLING MACH                2M3400  2M    15-Nov-83        1,811.71       1,811.71         0.00


32          4284693001  SERIALIZING EQUIPMENT               18.90          9.45        576.32

32          3340180001  ME 483 DE-REELER                     0.00          0.00          0.00

32          4370194001  SEALING UNIT HP111SI CARTRIDGE      23.96         11.98      1,138.28

32          3597285001  20X LENS-OPT COMPARATOR              0.00          0.00          0.00

32          3456182001  HAND DRYER                           0.00          0.00          0.00

32          3294880001  REEL CABINET                         0.00          0.00          0.00

32          4031789001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          3646586001  3-SHELF CARTS                        0.00          0.00          0.00

32          3506184001  WORKBENCH                            0.00          0.00          0.00

32          3434381001  CLEAN TABLE                          0.00          0.00          0.00

32          3647586001  3-SHELF CARTS                        0.00          0.00          0.00

32          3896888001  FLUID DISPENSER                      0.00          0.00          0.00

32          3992488001  HODGE SHELVING UNIT                  0.00          0.00          0.00

32          3624486001  MICROSCOPE                           0.00          0.00          0.00

32          4050289001  SWIFT MICROSCOPEM8808802B            0.00          0.00          0.00

32          3308879001  ME 484 DEREELER                      0.00          0.00          0.00

32          H0001196    DIACRO 36K KICK SHEAR #EF            0.00          0.00          0.00

32          3481083001  THERMALL ELECT HEA                   0.00          0.00          0.00

32          3584785001  REMOTE COOLER SYSTEM                 0.00          0.00          0.00

32          3297580001  8012A MULTIMETER                     0.00          0.00          0.00

32          3375581001  TIME CLOCK                           0.00          0.00          0.00

32          3583385001  ELECTRIC COFFEE POT                  0.00          0.00          0.00

32          3351480001  VAPOR DEGREASER                      0.00          0.00          0.00

32          3597185001  OPTICAL COMPARATOR                   0.00          0.00          0.00

32          3428281001  HAND CRIMPER                         0.00          0.00          0.00

32          3651086001  BRANSON ULTRANSONIC CLEAN            0.00          0.00          0.00

32          3427981001  ONE STEP TOOL                        0.00          0.00          0.00

32          6907169002  MODEL BP 57 POWER                    0.00          0.00          0.00

32          4128190001  SPIREX STARVE FEEDER                32.92         16.46          0.00

32          3657686001  RIBBON CARTRIDGE RUN-IN S            0.00          0.00          0.00

32          3300280001  PLATFORM SCALE                       0.00          0.00          0.00

32          C0003897    PANASONIC CAMERA                     0.00          0.00          0.00

32          3455982001  CLECO AIR DRIVER                     0.00          0.00          0.00

32          4372595001  EXACTA TOGGLE PRESS                 15.08          7.54        731.26

32          4346994001  IR SCREWDRIVER                       7.67          3.84        326.01

32          3293180001  NCI COUNTING SCALE                   0.00          0.00          0.00

32          3256179001  DIGITAL HEGHT GAGE                   0.00          0.00          0.00

32          3505984001  WORKBENCH                            0.00          0.00          0.00

32          4049889001  SWIFT MICROSCOPEM8808802B            0.00          0.00          0.00

32          3505084001  WORKBENCH                            0.00          0.00          0.00

32          3453188001  ADD ON-COIL WINDER                   0.00          0.00          0.00

32          4035689001  DISPENSER--EFD                       0.00          0.00          0.00

32          3655786001  MAHP BORE GAGE STAND                 0.00          0.00          0.00

32          3106977001  COOLANT TANK                         0.00          0.00          0.00

32          3903388001  CONVEYOR SYSTEM                      0.00          0.00          0.00

32          C0005744    VAPOR DEGREHSOR                      0.00          0.00          0.00

32          4278493001  WIRE SHELF CART                      4.17          2.09        127.16

32          3589185001  ECONO FLOW HOOD SUPPORT              0.00          0.00          0.00

32          3583185001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3489783001  MILL/DRILLING MACH                   0.00          0.00          0.00






                                      19

32          3742487001  TEMPERATURE CONTROLLERS           2M3400  2M    15-Mar-87        2,149.09       2,149.09         0.00

32          3588685001  ULTRASONIC CLEANER                2M3400  2M    15-Oct-85          218.71         218.71         0.00

32          4353794001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3799187001  DELTECH FILTER-SORT EQUIP         2M3400  2M    15-Jul-87          592.00         592.00         0.00

32          3647386001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3423081001  COMPRESSOR                        2M3400  2M    21-Oct-83        1,250.61       1,250.61         0.00

32          3982288001  SUPERIOR HONING MACHINE           2M3400  2M    15-Sep-88        5,757.93       5,757.93         0.00

32          3656586001  DEGREASING RACK                   2M3400  2M    15-Oct-86          332.00         332.00         0.00

32          4353094001  SCREWDRIVER SP2406 PNEU           2M3400  2M    15-Jun-94          515.00         145.91       369.09

32          3504884001  CROSSOVER BRIDGE                  2M3400  2M    15-Mar-84          252.45         252.45         0.00

32          3505184001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3512084001  THORESON DRYER                    2M3802  2M    15-May-84        4,890.00       4,890.00         0.00

32          4280493001  CLEANER ULTRASONIC                2M3400  2M    15-Jun-93        1,086.90         525.34       561.56

32          4353694001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3582985001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.89         417.89         0.00

32          3630386001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3190778001  SCOPE 922R                        2M3400  2M    21-Oct-83        1,065.96       1,065.96         0.00

32          3484783001  HARDNESS TESTER                   2M3400  2M    21-Oct-83          601.94         601.94         0.00

32          3587085001  ULTRASONIC VAPOR DEGREASE         2M3400  2M    15-Oct-85        4,060.00       4,060.00         0.00

32          3646486001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          4196392001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.77       1,784.86     1,189.91

32          3443382001  HAND TOGGLE PRESS                 2M3304  2M    21-Oct-83        1,124.67       1,124.67         0.00

32          4373695001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          3798987001  AIR LIFT W/TROLLEY                2M3124  2M    15-Jul-87        1,017.63       1,017.63         0.00

32          3120077001  HP MAINFRAME                      2M3001  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3889888001  STEINEL TOGGLE PRESS              2M3400  2M    15-Feb-88          758.55         758.55         0.00

32          4370994001  WIRE SHELF CART 48 X 24           2M3400  2M    15-Nov-94          272.13          54.43       217.70

32          3505384001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3147677001  SIMPSON 464 MTT BU                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3422881001  COMPRESSOR                        2M3400  2M    21-Oct-83        1,250.61       1,250.61         0.00

32          3333480001  100 PSI DISPENSER                 2M3400  2M    21-Oct-83        1,036.27       1,036.27         0.00

32          3655586001  MAHR BORE GAGE STAND              2M3400  2M    15-Oct-86          461.89         461.89         0.00

32          4331594001  AIR DRIVER IR                     2M3400  2M    15-Jan-94          674.13         247.18       426.95

32          3890388001  CONVECTION OVEN                   2M3400  2M    15-Feb-88        2,295.00       2,295.00         0.00

32          3504984001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3383181001  NEWMAN WATCHCLOCK                 2M3400  2M    21-Oct-83        1,044.99       1,044.99         0.00

32          3977988001  G4000 CARTRIDGE STUFFER           2M3400  2M    15-Aug-88        3,678.05       3,678.05         0.00

32          3051976001  BASIC STAK SYSTEM                 2M3400  2M    21-Oct-83          383.40         383.40         0.00

32          3346280001  MICROSCOPE                        2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          3383281001  CONDE VACUUM PUMP                 2M3400  2M    21-Oct-83        1,489.20       1,489.20         0.00

32          3484083001  METER AMPLIFIER                   2M3400  2M    21-Oct-83          479.25         479.25         0.00

32          3209478001  LAB POWER SUPPLY                  2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3423281001  COMPRESSOR                        2M3400  2M    21-Oct-83        1,250.61       1,250.61         0.00

32          3579785001  ECONOFLO FILTER MODULE            2M3400  2M    15-Sep-85        1,340.00       1,340.00         0.00

32          3645586001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3369880001  MODEL 5800 SCALE                  2M3400  2M    21-Oct-83        1,293.44       1,293.44         0.00

32          4332294001  STRAPPING TOOL\ELECTRIC           2M3400  2M    15-Jan-94        1,914.12         701.84     1,212.28

32          3097376001  OSCILLOSCOPE                      2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3586885001  ASSY ANVIL HOLDER #2              2M3218  2M    15-Sep-85          527.14         527.14         0.00

32          3603186001  20# CO2 FIRE EXTINGUISHER         2M3400  2M    15-Feb-86          248.00         248.00         0.00


32          3742487001  TEMPERATURE CONTROLLERS              0.00          0.00          0.00

32          3588685001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          4353794001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3799187001  DELTECH FILTER-SORT EQUIP            0.00          0.00          0.00

32          3647386001  3-SHELF CARTS                        0.00          0.00          0.00

32          3423081001  COMPRESSOR                           0.00          0.00          0.00

32          3982288001  SUPERIOR HONING MACHINE              0.00          0.00          0.00

32          3656586001  DEGREASING RACK                      0.00          0.00          0.00

32          4353094001  SCREWDRIVER SP2406 PNEU              8.58          4.29        364.80

32          3504884001  CROSSOVER BRIDGE                     0.00          0.00          0.00

32          3505184001  WORKBENCH                            0.00          0.00          0.00

32          3512084001  THORESON DRYER                       0.00          0.00          0.00

32          4280493001  CLEANER ULTRASONIC                  18.12          9.06        552.50

32          4353694001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3582985001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3630386001  DOLLY CARTS                          0.00          0.00          0.00

32          3190778001  SCOPE 922R                           0.00          0.00          0.00

32          3484783001  HARDNESS TESTER                      0.00          0.00          0.00

32          3587085001  ULTRASONIC VAPOR DEGREASE            0.00          0.00          0.00

32          3646486001  3-SHELF CARTS                        0.00          0.00          0.00

32          4196392001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          3443382001  HAND TOGGLE PRESS                    0.00          0.00          0.00

32          4373695001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          3798987001  AIR LIFT W/TROLLEY                   0.00          0.00          0.00

32          3120077001  HP MAINFRAME                         0.00          0.00          0.00

32          3889888001  STEINEL TOGGLE PRESS                 0.00          0.00          0.00

32          4370994001  WIRE SHELF CART 48 X 24              4.54          2.27        215.43

32          3505384001  WORKBENCH                            0.00          0.00          0.00

32          3147677001  SIMPSON 464 MTT BU                   0.00          0.00          0.00

32          3422881001  COMPRESSOR                           0.00          0.00          0.00

32          3333480001  100 PSI DISPENSER                    0.00          0.00          0.00

32          3655586001  MAHR BORE GAGE STAND                 0.00          0.00          0.00

32          4331594001  AIR DRIVER IR                       11.24          5.62        421.33

32          3890388001  CONVECTION OVEN                      0.00          0.00          0.00

32          3504984001  WORKBENCH                            0.00          0.00          0.00

32          3383181001  NEWMAN WATCHCLOCK                    0.00          0.00          0.00

32          3977988001  G4000 CARTRIDGE STUFFER              0.00          0.00          0.00

32          3051976001  BASIC STAK SYSTEM                    0.00          0.00          0.00

32          3346280001  MICROSCOPE                           0.00          0.00          0.00

32          3383281001  CONDE VACUUM PUMP                    0.00          0.00          0.00

32          3484083001  METER AMPLIFIER                      0.00          0.00          0.00

32          3209478001  LAB POWER SUPPLY                     0.00          0.00          0.00

32          3423281001  COMPRESSOR                           0.00          0.00          0.00

32          3579785001  ECONOFLO FILTER MODULE               0.00          0.00          0.00

32          3645586001  3-SHELF CARTS                        0.00          0.00          0.00

32          3369880001  MODEL 5800 SCALE                     0.00          0.00          0.00

32          4332294001  STRAPPING TOOL\ELECTRIC             31.90         15.95      1,196.33

32          3097376001  OSCILLOSCOPE                         0.00          0.00          0.00

32          3586885001  ASSY ANVIL HOLDER #2                 0.00          0.00          0.00

32          3603186001  20# CO2 FIRE EXTINGUISHER            0.00          0.00          0.00






                                      20

32          3981588001  AIR FILTER                        2M3400  2M    15-Aug-88        1,125.27       1,125.27         0.00

32          3153277001  HIPOT TN30                        2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3271979001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4056989001  S.S. TABLE WITH HOOD              2M3400  2M    15-May-89          636.00         636.00         0.00

32          3271579001  ROTO BIN                          2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3324180001  CLARKE DUMPSTER                   2M3400  2M    21-Oct-83        1,187.89       1,187.89         0.00

32          3513984001  DISPENSER 100 PSI                 2M3400  2M    15-Jun-84          579.12         579.12         0.00

32          3383481001  TEMP CONTROL UNIT                 2M3400  2M    21-Oct-83        1,255.00       1,255.00         0.00

32          3361280001  CARBIDE HORN                      2M3400  2M    21-Oct-83        1,115.14       1,115.14         0.00

32          3447282001  ELEC HAND DRYER                   2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          3645086001  FLUKE DIGITAL MULTI METER         2M3400  2M    15-Sep-86          422.00         422.00         0.00

32          3911688001  6 N CIRC.DEMAGNITIZER             2M3400  2M    15-Mar-88          424.29         424.29         0.00

32          3646386001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3811387001  VAPOR DEGREASER W/SPRAY           2M3400  2M    15-Sep-87        5,070.50       5,070.50         0.00

32          4123590001  HAND PACKAGING STATION            2M3400  2M    15-Jun-90          970.66         970.66         0.00

32          3307880001  ENERPAC PUMP                      2M3400  2M    21-Oct-83        1,316.95       1,316.95         0.00

32          4346294001  EXACTA TOGGLE PRESS               2M3400  2M    15-May-94          549.30         164.79       384.51

32          3583685001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.87         417.87         0.00

32          3510784001  AMP CHAMP MULTI IN                2M3400  2M    15-May-84          560.02         560.02         0.00

32          3308680001  BLUE M OVEN                       2M3400  2M    21-Oct-83        1,605.81       1,605.81         0.00

32          4277893001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3052076001  BASIC STAK SYSTEM                 2M3400  2M    21-Oct-83          383.40         383.40         0.00

32          3045476001  DIGITAL MULTIMETER                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4356794001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3185478001  DIGITAL VOLTMETER                 2M3400  2M    21-Oct-83           63.90          63.90         0.00

32          3581785001  SHELVES FPR KETTLES               2M3400  2M    15-Sep-85          696.58         696.58         0.00

32          3444482001  AIR DRIVER                        2M3400  2M    21-Oct-83        1,077.34       1,077.34         0.00

32          7205972001  KO LEE GRINDER AND                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3602986001  20# CO2 FIRE EXTINGUISHER         2M3400  2M    15-Feb-86          248.00         248.00         0.00

32          4191692001  RIBBON STUFFER                    2M3802  2M    15-Sep-92       31,908.97      20,119.05    11,789.92

32          3439582001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          3454182001  HAND TOGGLE PRESS                 2M3400  2M    21-Oct-83          213.43         213.43         0.00

32          4188192001  MOKON WATER UNIT W/DOLLY          2M3400  2M    15-Sep-92        3,509.14       2,222.46     1,286.68

32          3582785001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.89         417.89         0.00

32          3610186001  DEMAGNETIZER                      2M3400  2M    15-May-86          386.58         386.58         0.00

32          3504484001  SURFACE PLATE                     2M3400  2M    15-Mar-84        1,206.05       1,206.05         0.00

32          3644886001  BRANSON ULTRASONIC CLEANE         2M3400  2M    15-Sep-86          335.27         335.27         0.00

32          3153577001  TEK 465 SCOPE                     2M3400  2M    21-Oct-83        1,304.84       1,304.84         0.00

32          3123777001  3 DIE STACKER SECT                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3107977001  MACHINE    CABINET                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3174177001  SCOPE                             2M3400  2M    21-Oct-83          652.42         652.42         0.00

32          3911588001  DUST COLLECTOR-TORIT SIDE         2M3400  2M    15-Mar-88        1,100.00       1,100.00         0.00

32          4067089001  WIRE GRINDER POWER SUPPLY         2M3400  2M    15-Aug-89        3,036.37       3,036.37         0.00

32          3507684001  TIME RECORDERS                    2M3400  2M    15-Mar-84        1,149.79       1,149.79         0.00

32          3316780001  TIME CLOCK                        2M3400  2M    21-Oct-83          479.25         479.25         0.00

32          4127490001  HIPOT TESTER                      2M3134  2M    15-Jul-90        2,124.54       2,124.54         0.00

32          4331093001  SHOP VACUMN                       2M3400  2M    15-Jan-94          501.00         183.70       317.30

32          3484383001  SKATEWHEEL CONVEYR                2M3400  2M    21-Oct-83        1,467.21       1,467.21         0.00

32          3631086001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          4191792001  RIBBON STUFFER                    2M3802  2M    15-Sep-92       31,908.97      20,119.05    11,789.92


32          3981588001  AIR FILTER                           0.00          0.00          0.00

32          3153277001  HIPOT TN30                           0.00          0.00          0.00

32          3271979001  HAND CRIMPER                         0.00          0.00          0.00

32          4056989001  S.S. TABLE WITH HOOD                 0.00          0.00          0.00

32          3271579001  ROTO BIN                             0.00          0.00          0.00

32          3324180001  CLARKE DUMPSTER                      0.00          0.00          0.00

32          3513984001  DISPENSER 100 PSI                    0.00          0.00          0.00

32          3383481001  TEMP CONTROL UNIT                    0.00          0.00          0.00

32          3361280001  CARBIDE HORN                         0.00          0.00          0.00

32          3447282001  ELEC HAND DRYER                      0.00          0.00          0.00

32          3645086001  FLUKE DIGITAL MULTI METER            0.00          0.00          0.00

32          3911688001  6 N CIRC.DEMAGNITIZER                0.00          0.00          0.00

32          3646386001  3-SHELF CARTS                        0.00          0.00          0.00

32          3811387001  VAPOR DEGREASER W/SPRAY              0.00          0.00          0.00

32          4123590001  HAND PACKAGING STATION               8.82          4.41          0.00

32          3307880001  ENERPAC PUMP                         0.00          0.00          0.00

32          4346294001  EXACTA TOGGLE PRESS                  9.16          4.58        379.93

32          3583685001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3510784001  AMP CHAMP MULTI IN                   0.00          0.00          0.00

32          3308680001  BLUE M OVEN                          0.00          0.00          0.00

32          4277893001  WIRE SHELF CART                      4.17          2.09        127.16

32          3052076001  BASIC STAK SYSTEM                    0.00          0.00          0.00

32          3045476001  DIGITAL MULTIMETER                   0.00          0.00          0.00

32          4356794001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3185478001  DIGITAL VOLTMETER                    0.00          0.00          0.00

32          3581785001  SHELVES FPR KETTLES                  0.00          0.00          0.00

32          3444482001  AIR DRIVER                           0.00          0.00          0.00

32          7205972001  KO LEE GRINDER AND                   0.00          0.00          0.00

32          3602986001  20# CO2 FIRE EXTINGUISHER            0.00          0.00          0.00

32          4191692001  RIBBON STUFFER                     535.91        267.95     11,521.97

32          3439582001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          3454182001  HAND TOGGLE PRESS                    0.00          0.00          0.00

32          4188192001  MOKON WATER UNIT W/DOLLY            58.49         29.24      1,257.44

32          3582785001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3610186001  DEMAGNETIZER                         0.00          0.00          0.00

32          3504484001  SURFACE PLATE                        0.00          0.00          0.00

32          3644886001  BRANSON ULTRASONIC CLEANE            0.00          0.00          0.00

32          3153577001  TEK 465 SCOPE                        0.00          0.00          0.00

32          3123777001  3 DIE STACKER SECT                   0.00          0.00          0.00

32          3107977001  MACHINE    CABINET                   0.00          0.00          0.00

32          3174177001  SCOPE                                0.00          0.00          0.00

32          3911588001  DUST COLLECTOR-TORIT SIDE            0.00          0.00          0.00

32          4067089001  WIRE GRINDER POWER SUPPLY            0.00          0.00          0.00

32          3507684001  TIME RECORDERS                       0.00          0.00          0.00

32          3316780001  TIME CLOCK                           0.00          0.00          0.00

32          4127490001  HIPOT TESTER                        22.92         11.46          0.00

32          4331093001  SHOP VACUMN                          8.35          4.18        313.13

32          3484383001  SKATEWHEEL CONVEYR                   0.00          0.00          0.00

32          3631086001  DOLLY CARTS                          0.00          0.00          0.00

32          4191792001  RIBBON STUFFER                     535.91        267.95     11,521.97






                                      21

32          3582485001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.89         417.89         0.00

32          4373495001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          7412574002  STEREO MICROSCOPE                 2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3297480001  7 SECTIONS SHELVIN                2M3400  2M    21-Oct-83        1,127.01       1,127.01         0.00

32          3585685001  OVEN ON 6' LEGS                   2M3400  2M    15-Sep-85        3,965.00       3,965.00         0.00

32          3663286001  CABINET                           2M3400  2M    15-Nov-86          586.00         586.00         0.00

32          3975588001  STRIP POT                         2M3400  2M    15-Aug-88          363.21         363.21         0.00

32          4341294001  IR AIR DRIVER 3RANC1              2M3267  2M    15-Apr-94          350.22         110.91       239.31

32          4374095001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          4195592001  MOKON TEMP CONTROL SYS            2M3802  2M    15-Nov-92        2,974.76       1,784.86     1,189.90

32          3458082001  ECONOFLO MODULE                   2M3400  2M    21-Oct-83        1,369.93       1,369.93         0.00

32          4136790001  EFD FLUID DISPENSERS              2M3400  2M    15-Oct-90          823.50         823.50         0.00

32          4374395001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          3173977001  SCOPE                             2M3400  2M    21-Oct-83        1,022.59       1,022.59         0.00

32          3169077001  SIMPSON MULTIMETER                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3586685001  VIDEO RECORDER                    2M3400  2M    15-Sep-85          362.56         362.56         0.00

32          4192092001  RIBBON STUFFERS                   2M3802  2M    15-Sep-92       31,908.98      20,119.06    11,789.92

32          3439082001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          4136290001  EFD FLUID DISPENSERS              2M3400  2M    15-Oct-90          823.50         823.50         0.00

32          3270279001  VAPOR DEGREASER                   2M3400  2M    21-Oct-83        1,236.50       1,236.50         0.00

32          3915488001  GUNDRILL GAUGE (MAHR)             2M3400  2M    15-Apr-88          876.59         876.59         0.00

32          3169977001  TN 1232 TEX 922R                  2M3400  2M    21-Oct-83        1,028.48       1,028.48         0.00

32          3630886001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          3313780001  RUN-IN MACHINE                    2M3400  2M    21-Oct-83        1,597.50       1,597.50         0.00

32          3273579001  STEREOSCOPE SET                   2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          3314580001  SHELVING-REPUBLIC                 2M3400  2M    21-Oct-83        1,163.68       1,163.68         0.00

32          4196792001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.77       1,784.86     1,189.91

32          3776187001  MOLD RACK                         2M3400  2M    15-Jun-87          285.00         285.00         0.00

32          3338780001  TITANIUM HORN                     2M3400  2M    21-Oct-83        1,106.92       1,106.92         0.00

32          3357780001  ELECTRIC OVEN                     2M3400  2M    21-Oct-83        1,556.00       1,556.00         0.00

32          3560985001  821B DEREELER                     2M3400  2M    15-May-85        1,082.44       1,082.44         0.00

32          3512584001  THORESON LOADER                   2M3400  2M    15-May-84          745.00         745.00         0.00

32          4002088001  CONVEYOR SYSTEM                   2M3400  2M    15-Nov-88        2,188.25       2,188.25         0.00

32          4053689001  GRAVITY FLOW RACK 51-60           2M3302  2M    15-Mar-89        1,050.00       1,050.00         0.00

32          4342494001  SIOUX AIR DRIVER 2S2305           2M3267  2M    15-Apr-94          342.00         108.30       233.70

32          4195692001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.76       1,784.86     1,189.90

32          3586385001  MODULE AIR HOISE-150 LBS          2M3218  2M    15-Sep-85          991.37         991.37         0.00

32          4031889001  AIR SCREWDRIVER                   2M3400  2M    15-May-89          305.00         305.00         0.00

32          4373895001  WIRE SHELF CART 48X24             2M3400  2M    15-Jan-95          265.98          48.76       217.22

32          3772687001  POCKET SIZE STATIC METER          2M3400  2M    15-May-87          300.96         300.96         0.00

32          3457882001  ECONOFLO MODULE                   2M3400  2M    21-Oct-83        1,369.93       1,369.93         0.00

32          4311293001  EXACTA TOGGLE PRESS               2M3400  2M    15-Aug-93          606.25         272.81       333.44

32          3964188001  VENT HOOD--CHEM LAB SINK          2M3400  2M    15-Jul-88          573.00         573.00         0.00

32          3559985001  STEREOZOOM MICROSCOPE             2M3400  2M    15-May-85          977.98         977.98         0.00

32          4191892001  RIBBON STUFFER                    2M3802  2M    15-Sep-92       31,908.98      20,119.06    11,789.92

32          3488683006  PRESSURE WASHER                   2M3400  2M    21-Oct-83          165.28         165.28         0.00

32          3411281001  POWER SUPPLY                      2M3400  2M    21-Oct-83           95.85          95.85         0.00

32          3663086001  STRIPPER                          2M3400  2M    15-Nov-86          504.46         504.46         0.00

32          3506284001  WORKBENCH                         2M3400  2M    15-Mar-84          226.00         226.00         0.00

32          3519084001  WALNUT CABINET                    2M3400  2M    15-Aug-84          860.66         860.66         0.00


32          3582485001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          4373495001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          7412574002  STEREO MICROSCOPE                    0.00          0.00          0.00

32          3297480001  7 SECTIONS SHELVIN                   0.00          0.00          0.00

32          3585685001  OVEN ON 6' LEGS                      0.00          0.00          0.00

32          3663286001  CABINET                              0.00          0.00          0.00

32          3975588001  STRIP POT                            0.00          0.00          0.00

32          4341294001  IR AIR DRIVER 3RANC1                 5.84          2.92        236.39

32          4374095001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          4195592001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.11

32          3458082001  ECONOFLO MODULE                      0.00          0.00          0.00

32          4136790001  EFD FLUID DISPENSERS                15.36          7.68          0.00

32          4374395001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          3173977001  SCOPE                                0.00          0.00          0.00

32          3169077001  SIMPSON MULTIMETER                   0.00          0.00          0.00

32          3586685001  VIDEO RECORDER                       0.00          0.00          0.00

32          4192092001  RIBBON STUFFERS                    535.91        267.95     11,521.97

32          3439082001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          4136290001  EFD FLUID DISPENSERS                15.36          7.68          0.00

32          3270279001  VAPOR DEGREASER                      0.00          0.00          0.00

32          3915488001  GUNDRILL GAUGE (MAHR)                0.00          0.00          0.00

32          3169977001  TN 1232 TEX 922R                     0.00          0.00          0.00

32          3630886001  DOLLY CARTS                          0.00          0.00          0.00

32          3313780001  RUN-IN MACHINE                       0.00          0.00          0.00

32          3273579001  STEREOSCOPE SET                      0.00          0.00          0.00

32          3314580001  SHELVING-REPUBLIC                    0.00          0.00          0.00

32          4196792001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          3776187001  MOLD RACK                            0.00          0.00          0.00

32          3338780001  TITANIUM HORN                        0.00          0.00          0.00

32          3357780001  ELECTRIC OVEN                        0.00          0.00          0.00

32          3560985001  821B DEREELER                        0.00          0.00          0.00

32          3512584001  THORESON LOADER                      0.00          0.00          0.00

32          4002088001  CONVEYOR SYSTEM                      0.00          0.00          0.00

32          4053689001  GRAVITY FLOW RACK 51-60              0.00          0.00          0.00

32          4342494001  SIOUX AIR DRIVER 2S2305              5.70          2.85        230.85

32          4195692001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.11

32          3586385001  MODULE AIR HOISE-150 LBS             0.00          0.00          0.00

32          4031889001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          4373895001  WIRE SHELF CART 48X24                4.43          2.22        215.00

32          3772687001  POCKET SIZE STATIC METER             0.00          0.00          0.00

32          3457882001  ECONOFLO MODULE                      0.00          0.00          0.00

32          4311293001  EXACTA TOGGLE PRESS                 10.10          5.05        328.39

32          3964188001  VENT HOOD--CHEM LAB SINK             0.00          0.00          0.00

32          3559985001  STEREOZOOM MICROSCOPE                0.00          0.00          0.00

32          4191892001  RIBBON STUFFER                     535.91        267.95     11,521.97

32          3488683006  PRESSURE WASHER                      0.00          0.00          0.00

32          3411281001  POWER SUPPLY                         0.00          0.00          0.00

32          3663086001  STRIPPER                             0.00          0.00          0.00

32          3506284001  WORKBENCH                            0.00          0.00          0.00

32          3519084001  WALNUT CABINET                       0.00          0.00          0.00






                                      22

32          3821187001  OPTICAL COMPARATOR                2M3400  2M    15-Oct-87        3,457.50       3,457.50         0.00

32          C0005991    ULTRASONIC VAPOR DEGREASE         2M3400  2M    15-Feb-87        3,800.15       3,800.15         0.00

32          3290180001  PRESS AND DIE                     2M3400  2M    21-Oct-83          958.50         958.50         0.00

32          3818987001  TORQUE WATCH GAUGE                2M3400  2M    15-Sep-87          458.00         458.00         0.00

32          3271679001  ROTO BIN                          2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4356094001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3580285001  SILVERWARE CART                   2M3400  2M    15-Sep-85          350.41         350.41         0.00

32          3646286001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3675087001  SOLVENT RECOVERY UNIT             2M3400  2M    15-Feb-87        2,695.50       2,695.50         0.00

32          4346394001  EXACTA TOGGLE PRESS               2M3400  2M    15-May-94          549.30         164.79       384.51

32          4346494001  EXACTA TOGGLE PRESS               2M3400  2M    15-May-94          549.30         164.79       384.51

32          4050489001  SWIFT MICROSCOPEM8808802B         2M3400  2M    15-Jun-89          717.38         717.38         0.00

32          3981488001  AIR FILTER                        2M3400  2M    15-Aug-88        1,125.27       1,125.27         0.00

32          H0002792    TEKTRONIX 475 OSCILLOSCOP         2M3400  2M    15-Feb-87        2,600.30       2,600.30         0.00

32          3170877001  TN1232 RIBBON LIFT                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          7304873002  BRIDGEPORT MILLER                 2M3400  2M    21-Oct-83        2,760.48       2,760.48         0.00

32          3266379001  MTI MICROSCOPE                    2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          4035789001  DISPENSER--EFD                    2M3400  2M    15-May-89          829.47         829.47         0.00

32          3233878001  SCREWDRIVER                       2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4077089000  MAPLE TOP PRD MACHINE TBL         2M3400  2M    15-Sep-89          361.67         361.67         0.00

32          3440882001  CARTRIDGE RUN-IN                  2M3400  2M    21-Oct-83          766.80         766.80         0.00

32          3333780001  15 PSI DISPENSER                  2M3400  2M    21-Oct-83          223.65         223.65         0.00

32          7402774004  FLUKE MULTIMETER S                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3444682001  AIR DRIVER                        2M3400  2M    21-Oct-83        1,077.34       1,077.34         0.00

32          3995288001  HAND PACKAGING STATION            2M3400  2M    15-Oct-88          667.33         667.33         0.00

32          4195792001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.76       1,784.86     1,189.90

32          3381181001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83        1,166.32       1,166.32         0.00

32          3654686001  SURFACE GRINDER G3000             2M3400  2M    15-Oct-86        1,321.50       1,321.50         0.00

32          4142190001  BRADYWRITER                       2M3400  2M    15-Dec-90        1,150.00       1,130.83        19.17

32          C0005202    BAND SAW                          2M3400  2M    15-Feb-87        3,000.20       3,000.20         0.00

32          3290280001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,030.13       1,030.13         0.00

32          4186392001  FOAM DISPENSING SYS-808           2M3400  2M    15-Aug-92        4,725.00       3,051.56     1,673.44

32          3369780001  MODEL 5800 SCALE                  2M3400  2M    21-Oct-83        1,293.44       1,293.44         0.00

32          3345380001  917-932 MICROSCOPE                2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          C0006037    STATIC ENERGIZER                  2M3400  2M    15-Feb-87          750.10         750.10         0.00

32          4355894001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3305480001  LATCH PRESS                       2M3400  2M    21-Oct-83          255.60         255.60         0.00

32          4341194001  IR AIR DRIVER 3RANC1              2M3267  2M    15-Apr-94          350.22         110.91       239.31

32          3580685001  EXHAUST HOOD/FILTERS              2M3400  2M    15-Sep-85        1,109.49       1,109.49         0.00

32          3506784001  ULTRASONIC CLEANER                2M3400  2M    15-Mar-84          783.00         783.00         0.00

32          4292693001  CYCLONE FENCING/CHEMICAL STOR     2M3400  2M    15-Jul-93        2,188.00       1,021.07     1,166.93

32          3271879001  DRILL PRESS                       2M3400  2M    21-Oct-83          207.68         207.68         0.00

32          H0002268    JOY TWISTAR AIR COMPRESSOR        2M3400  2M    15-Feb-87        5,700.20       5,700.20         0.00

32          3597385001  50X LENS OPT COMPARATOR           2M3400  2M    15-Dec-85          375.00         375.00         0.00

32          3584185001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.88         417.88         0.00

32          3268579001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3406381001  REVERSE SCREWDRIVR                2M3400  2M    21-Oct-83        1,047.83       1,047.83         0.00

32          3378781001  DU SCALE PYROMETER                2M3400  2M    21-Oct-83        1,115.94       1,115.94         0.00

32          3451382001  BEVERAGE DISPENSER                2M3400  2M    21-Oct-83        1,265.42       1,265.42         0.00

32          3306780001  AIR PRESS                         2M3400  2M    21-Oct-83          319.50         319.50         0.00

32          3821187001  OPTICAL COMPARATOR                   0.00          0.00          0.00

32          C0005991    ULTRASONIC VAPOR DEGREASE            0.00          0.00          0.00

32          3290180001  PRESS AND DIE                        0.00          0.00          0.00

32          3818987001  TORQUE WATCH GAUGE                   0.00          0.00          0.00

32          3271679001  ROTO BIN                             0.00          0.00          0.00

32          4356094001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3580285001  SILVERWARE CART                      0.00          0.00          0.00

32          3646286001  3-SHELF CARTS                        0.00          0.00          0.00

32          3675087001  SOLVENT RECOVERY UNIT                0.00          0.00          0.00

32          4346394001  EXACTA TOGGLE PRESS                  9.16          4.58        379.93

32          4346494001  EXACTA TOGGLE PRESS                  9.16          4.58        379.93

32          4050489001  SWIFT MICROSCOPEM8808802B            0.00          0.00          0.00

32          3981488001  AIR FILTER                           0.00          0.00          0.00

32          H0002792    TEKTRONIX 475 OSCILLOSCOP            0.00          0.00          0.00

32          3170877001  TN1232 RIBBON LIFT                   0.00          0.00          0.00

32          7304873002  BRIDGEPORT MILLER                    0.00          0.00          0.00

32          3266379001  MTI MICROSCOPE                       0.00          0.00          0.00

32          4035789001  DISPENSER--EFD                       0.00          0.00          0.00

32          3233878001  SCREWDRIVER                          0.00          0.00          0.00

32          4077089000  MAPLE TOP PRD MACHINE TBL            0.00          0.00          0.00

32          3440882001  CARTRIDGE RUN-IN                     0.00          0.00          0.00

32          3333780001  15 PSI DISPENSER                     0.00          0.00          0.00

32          7402774004  FLUKE MULTIMETER S                   0.00          0.00          0.00

32          3444682001  AIR DRIVER                           0.00          0.00          0.00

32          3995288001  HAND PACKAGING STATION               0.00          0.00          0.00

32          4195792001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.11

32          3381181001  SOLA TRANSFORMER                     0.00          0.00          0.00

32          3654686001  SURFACE GRINDER G3000                0.00          0.00          0.00

32          4142190001  BRADYWRITER                         19.17          9.58          0.00

32          C0005202    BAND SAW                             0.00          0.00          0.00

32          3290280001  HAND CRIMPER                         0.00          0.00          0.00

32          4186392001  FOAM DISPENSING SYS-808             79.69         39.84      1,633.60

32          3369780001  MODEL 5800 SCALE                     0.00          0.00          0.00

32          3345380001  917-932 MICROSCOPE                   0.00          0.00          0.00

32          C0006037    STATIC ENERGIZER                     0.00          0.00          0.00

32          4355894001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3305480001  LATCH PRESS                          0.00          0.00          0.00

32          4341194001  IR AIR DRIVER 3RANC1                 5.84          2.92        236.39

32          3580685001  EXHAUST HOOD/FILTERS                 0.00          0.00          0.00

32          3506784001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          4292693001  CYCLONE FENCING/CHEMICAL STOR       36.47         18.23      1,148.70

32          3271879001  DRILL PRESS                          0.00          0.00          0.00

32          H0002268    JOY TWISTAR AIR COMPRESSOR           0.00          0.00          0.00

32          3597385001  50X LENS OPT COMPARATOR              0.00          0.00          0.00

32          3584185001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3268579001  HAND CRIMPER                         0.00          0.00          0.00

32          3406381001  REVERSE SCREWDRIVR                   0.00          0.00          0.00

32          3378781001  DU SCALE PYROMETER                   0.00          0.00          0.00

32          3451382001  BEVERAGE DISPENSER                   0.00          0.00          0.00

32          3306780001  AIR PRESS                            0.00          0.00          0.00






                                      23

32          4317293001  EYELETING MACH PNEU AUTO FEED     2M3400  2M    15-Sep-93        3,408.70       1,477.10     1,931.60

32          3422581001  PUSH PULL TESTER                  2M3400  2M    21-Oct-83        1,072.70       1,072.70         0.00

32          3647786001  3-SHELF CARTS                     2M3400  2M    15-Sep-86          210.70         210.70         0.00

32          3019075001  FLUKE 8000A                       419999  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          C0001591    HEAD TESTER                       2M3400  2M    15-Feb-87        1,150.65       1,150.65         0.00

32          4073589001  SWIFT MICROSCOPE M818802B         2M3400  2M    15-Sep-89          801.75         801.75         0.00

32          4279093001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3554085001  ULTRASONIC CLEANER                2M3400  2M    15-Mar-85        1,491.00       1,491.00         0.00

32          3438082001  TAPE DISPENSER                    2M3400  2M    21-Oct-83        1,228.95       1,228.95         0.00

32          3380981001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83        1,086.45       1,086.45         0.00

32          3199978001  HORIZONTAL BANDSAW                2M3400  2M    21-Oct-83        1,071.98       1,071.98         0.00

32          3924188001  GRAVITY FLOW RACK #144-62         2M3134  2M    15-Dec-88        2,865.00       2,865.00         0.00

32          3448582001  TORQUE WATCH GAGE                 2M3400  2M    21-Oct-83        1,126.19       1,126.19         0.00

32          3999188001  TORIT SIDE UNIT DUST COL          2M3400  2M    15-Oct-88        1,478.50       1,478.50         0.00

32          C0005839    PORTABLE DATA SOURCES             2M3400  2M    15-Feb-87          500.10         500.10         0.00

32          3512184001  100-LB HOPPER                     2M3400  2M    15-May-84        1,746.67       1,746.67         0.00

32          4050189001  SWIFT MICROSCOPEM8808802B         2M3400  2M    15-Jun-89          717.38         717.38         0.00

32          3353080001  MICROSCOPE                        2M3400  2M    21-Oct-83        1,051.63       1,051.63         0.00

32          4340994001  IR AIR DRIVER 3RLNC1              2M3267  2M    15-Apr-94          349.64         110.72       238.92

32          3324380001  CLARKE BUFFER                     2M3400  2M    21-Oct-83          479.25         479.25         0.00

32          3406781001  REVERSE SCREWDRIVR                2M3400  2M    21-Oct-83        1,047.83       1,047.83         0.00

32          3444582001  AIR DRIVER                        2M3400  2M    21-Oct-83        1,077.34       1,077.34         0.00

32          3583985001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.87         417.87         0.00

32          3353681001  COMPRESSOR RETURND                2M3400  2M    21-Oct-83        1,060.73       1,060.73         0.00

32          3380781001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83        1,069.24       1,069.24         0.00

32          3584585001  DEEP FRYER                        2M3400  2M    15-Sep-85        1,354.95       1,354.95         0.00

32          3085576001  COUNTER MAINFRAM                  2M3001  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4186492001  FOAM DISPENSING SYS-808           2M3400  2M    15-Aug-92        4,725.00       3,051.56     1,673.44

32          3194581001  ADD-PROM PROGRAMER                2M3400  2M    21-Oct-83            0.00           0.00         0.00

32          42780930001 WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3457982001  ECONOFLO MODULE                   2M3400  2M    21-Oct-83        1,369.93       1,369.93         0.00

32          4125390001  REM MICROPROCESSOR CONTRO         2M3400  2M    15-Jun-90        1,850.00       1,850.00         0.00

32          3345480001  DRUM PUMP                         2M3400  2M    21-Oct-83          287.55         287.55         0.00

32          4281093001  DRUM LATHE                        2M3400  2M    15-Jun-93        2,122.00       1,025.63     1,096.37

32          3440082001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          7106571001  RADIAL RIVETING MA                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4278893001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3489683006  SUPER 40 GRINDER                  2M3400  2M    21-Oct-83          495.23         495.23         0.00

32          7303373001  SONY RECORDER                     2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4423595001  HF3000 DIGITAL ELECT SCALE        2M3400  2M    15-Jul-95        1,634.57         108.97     1,525.60

32          3661886001  ANACOM DATA GENERATOR             2M3400  2M    15-Nov-86          278.61         278.61         0.00

32          4423495001  SETRA ELECTRONIC SCALE-27 LB      2M3400  2M    15-Jul-95        1,307.67          87.18     1,220.49

32          4199192001  SCALE - SARTORIUS COUNTING        2M3400  2M    15-Nov-92        2,372.75       1,423.65       949.10

32          3418881001  TOOL ANALYZER                     2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          3351280001  MTI MICROSCOPE                    419999  2M    21-Oct-83          191.70         191.70         0.00

32          3350580001  STEREO MICROSCOPE                 2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          4355094001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          4031289001  AIR SCREWDRIVER                   2M3400  2M    15-May-89          305.00         305.00         0.00

32          4356194001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          4280893001  HOODED CLEANING STATION           2M3400  2M    15-Jun-93          378.00         182.70       195.30

32          4317293001  EYELETING MACH PNEU AUTO FEED       56.81         28.41      1,903.19

32          3422581001  PUSH PULL TESTER                     0.00          0.00          0.00

32          3647786001  3-SHELF CARTS                        0.00          0.00          0.00

32          3019075001  FLUKE 8000A                          0.00          0.00          0.00

32          C0001591    HEAD TESTER                          0.00          0.00          0.00

32          4073589001  SWIFT MICROSCOPE M818802B            0.00          0.00          0.00

32          4279093001  WIRE SHELF CART                      4.17          2.09        127.16

32          3554085001  ULTRASONIC CLEANER                   0.00          0.00          0.00

32          3438082001  TAPE DISPENSER                       0.00          0.00          0.00

32          3380981001  SOLA TRANSFORMER                     0.00          0.00          0.00

32          3199978001  HORIZONTAL BANDSAW                   0.00          0.00          0.00

32          3924188001  GRAVITY FLOW RACK #144-62            0.00          0.00          0.00

32          3448582001  TORQUE WATCH GAGE                    0.00          0.00          0.00

32          3999188001  TORIT SIDE UNIT DUST COL             0.00          0.00          0.00

32          C0005839    PORTABLE DATA SOURCES                0.00          0.00          0.00

32          3512184001  100-LB HOPPER                        0.00          0.00          0.00

32          4050189001  SWIFT MICROSCOPEM8808802B            0.00          0.00          0.00

32          3353080001  MICROSCOPE                           0.00          0.00          0.00

32          4340994001  IR AIR DRIVER 3RLNC1                 5.83          2.91        236.01

32          3324380001  CLARKE BUFFER                        0.00          0.00          0.00

32          3406781001  REVERSE SCREWDRIVR                   0.00          0.00          0.00

32          3444582001  AIR DRIVER                           0.00          0.00          0.00

32          3583985001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3353681001  COMPRESSOR RETURND                   0.00          0.00          0.00

32          3380781001  SOLA TRANSFORMER                     0.00          0.00          0.00

32          3584585001  DEEP FRYER                           0.00          0.00          0.00

32          3085576001  COUNTER MAINFRAM                     0.00          0.00          0.00

32          4186492001  FOAM DISPENSING SYS-808             79.69         39.84      1,633.60

32          3194581001  ADD-PROM PROGRAMER                   0.00          0.00          0.00

32          42780930001 WIRE SHELF CART                      4.17          2.09        127.16

32          3457982001  ECONOFLO MODULE                      0.00          0.00          0.00

32          4125390001  REM MICROPROCESSOR CONTRO           16.82          8.41          0.00

32          3345480001  DRUM PUMP                            0.00          0.00          0.00

32          4281093001  DRUM LATHE                          35.37         17.68      1,078.69

32          3440082001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          7106571001  RADIAL RIVETING MA                   0.00          0.00          0.00

32          4278893001  WIRE SHELF CART                      4.17          2.09        127.16

32          3489683006  SUPER 40 GRINDER                     0.00          0.00          0.00

32          7303373001  SONY RECORDER                        0.00          0.00          0.00

32          4423595001  HF3000 DIGITAL ELECT SCALE           9.91          4.95      1,520.65

32          3661886001  ANACOM DATA GENERATOR                0.00          0.00          0.00

32          4423495001  SETRA ELECTRONIC SCALE-27 LB         7.93          3.96      1,216.53

32          4199192001  SCALE - SARTORIUS COUNTING          39.55         19.77        929.33

32          3418881001  TOOL ANALYZER                        0.00          0.00          0.00

32          3351280001  MTI MICROSCOPE                       0.00          0.00          0.00

32          3350580001  STEREO MICROSCOPE                    0.00          0.00          0.00

32          4355094001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          4031289001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          4356194001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          4280893001  HOODED CLEANING STATION              6.30          3.15        192.15






                                      24

32          4049689001  SWIFT MICROSCOPE M8802B           2M3400  2M    15-Jun-89          708.80         708.80         0.00

32          4356294001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3982388001  SUPERIOR HONING MACHINE           2M3400  2M    15-Sep-88        5,757.94       5,757.94         0.00

32          3233578001  SCREWDRIVER                       2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4354794001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3381381001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83        1,209.10       1,209.10         0.00

32          4316293001  VDE PRINTER/BARCODE LABELS        2M8921  2M    15-Sep-93        1,689.00         731.90       957.10

32          3450682001  NOTCHING PRESS.156                2M3400  2M    21-Oct-83        1,364.28       1,364.28         0.00

32          3442882001  GAGE BLOCK SET                    2M3400  2M    21-Oct-83        1,566.85       1,566.85         0.00

32          3616486001  MAHR BORE GAGE COMP STAND         2M3400  2M    15-Jun-86          357.29         357.29         0.00

32          3627586001  MICROSCOPE                        2M3400  2M    15-Jul-86        1,172.52       1,172.52         0.00

32          3835787001  DIGIMATIC MICROMETER HEAD         2M3400  2M    15-Oct-87        1,180.73       1,180.73         0.00

32          3793987001  FLUKE MULTIMETER                  2M3400  2M    15-Jul-87          359.00         359.00         0.00

32          4273693001  ANTI STATIC MAT                   2M3400  2M    15-May-93          863.28         431.65       431.63

32          3250179001  RADIAL RIVETER                    2M3400  2M    21-Oct-83        2,609.68       2,609.68         0.00

32          4196192001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.77       1,784.86     1,189.91

32          3836587001  TORQUE TESTER                     2M3400  2M    15-Nov-87        1,895.00       1,895.00         0.00

32          3935188001  GUNDRILL CABINET                  2M3400  2M    15-Apr-88          656.34         656.34         0.00

32          4354894001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3002775001  SCALES                            2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          3271779001  ROTO BIN                          2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3655886001  DRY VACUUM PUMP                   2M3400  2M    15-Oct-86          584.29         584.29         0.00

32          4346594001  EXACTA TOGGLE PRESS               2M3400  2M    15-May-94          549.30         164.79       384.51

32          3102376001  10TON MULTI-PRESS                 2M3400  2M    21-Oct-83        1,236.50       1,236.50         0.00

32          4355994001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3439182001  2.5FTX5FT TABLE                   2M3400  2M    21-Oct-83        1,054.29       1,054.29         0.00

32          3351380001  STEREOZOOM SCOPE                  2M3400  2M    21-Oct-83        1,238.54       1,238.54         0.00

32          3290480001  HOPPER MAGNET                     2M3400  2M    21-Oct-83        1,049.44       1,049.44         0.00

32          4292893001  PHONE LINE INSTALLATION           2M3400  2M    15-Jul-93        8,366.60       3,904.41     4,462.19

32          3668886001  MODEM                             2M3400  2M    15-Dec-86        1,520.64       1,520.64         0.00

32          3884188001  MICROSCOPE                        2M3400  2M    15-Jan-88          674.90         674.90         0.00

32          3630586001  DOLLY CARTS                       2M3400  2M    15-Aug-86          212.20         212.20         0.00

32          4355594001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3982188001  SUPERIOR HONING MACHINE           2M3400  2M    15-Sep-88        5,757.93       5,757.93         0.00

32          3657586001  RIBBON CARTRIDGE RUN-IN S         2M3400  2M    15-Nov-86        2,979.06       2,979.06         0.00

32          3289980001  PRESS AND DIE                     2M3400  2M    21-Oct-83          958.50         958.50         0.00

32          3486883001  MATERIAL FREEZER                  2M3400  2M    21-Oct-83        1,289.29       1,289.29         0.00

32          3172977001  AIR BALANCER                      2M3001  2M    21-Oct-83          447.30         447.30         0.00

32          3406481001  REVERSE SCREWDRIVR                2M3400  2M    21-Oct-83        1,047.83       1,047.83         0.00

32          3334980001  AIR DRIVER                        2M3400  2M    21-Oct-83        1,025.93       1,025.93         0.00

32          4195992001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Nov-92        2,974.77       1,784.86     1,189.91

32          3934988001  TOOL CABINET-ELEC.GRINDER         2M3400  2M    15-Apr-88          737.42         737.42         0.00

32          3147277001  SIMPSON 464 MTT FI                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3981688001  AIR FILTER                        2M3400  2M    15-Aug-88        1,125.27       1,125.27         0.00

32          3438382001  CONDE VACUUM PUMP                 2M3400  2M    21-Oct-83        1,637.82       1,637.82         0.00

32          3054677001  DISPENSER                         2M3400  2M    21-Oct-83            0.00           0.00         0.00

32          3580585001  EXHAUST HOOD/FILTERS              2M3400  2M    15-Sep-85          926.54         926.54         0.00

32          3319180001  30 FOOT CONVEYOR                  2M3400  2M    21-Oct-83        1,061.55       1,061.55         0.00

32          4196292001  MOKON TEMP CONTROL SYS            2M3400  2M    15-Oct-92        2,974.77       1,784.86     1,189.91

32          3885888001  CONCENTRICITY GAGE & ROLL         2M3400  2M    15-Jan-88          430.00         430.00         0.00


32          4049689001  SWIFT MICROSCOPE M8802B              0.00          0.00          0.00

32          4356294001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3982388001  SUPERIOR HONING MACHINE              0.00          0.00          0.00

32          3233578001  SCREWDRIVER                          0.00          0.00          0.00

32          4354794001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3381381001  SOLA TRANSFORMER                     0.00          0.00          0.00

32          4316293001  VDE PRINTER/BARCODE LABELS          28.15         14.08        943.03

32          3450682001  NOTCHING PRESS.156                   0.00          0.00          0.00

32          3442882001  GAGE BLOCK SET                       0.00          0.00          0.00

32          3616486001  MAHR BORE GAGE COMP STAND            0.00          0.00          0.00

32          3627586001  MICROSCOPE                           0.00          0.00          0.00

32          3835787001  DIGIMATIC MICROMETER HEAD            0.00          0.00          0.00

32          3793987001  FLUKE MULTIMETER                     0.00          0.00          0.00

32          4273693001  ANTI STATIC MAT                     14.39          7.19        424.44

32          3250179001  RADIAL RIVETER                       0.00          0.00          0.00

32          4196192001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          3836587001  TORQUE TESTER                        0.00          0.00          0.00

32          3935188001  GUNDRILL CABINET                     0.00          0.00          0.00

32          4354894001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3002775001  SCALES                               0.00          0.00          0.00

32          3271779001  ROTO BIN                             0.00          0.00          0.00

32          3655886001  DRY VACUUM PUMP                      0.00          0.00          0.00

32          4346594001  EXACTA TOGGLE PRESS                  9.16          4.58        379.93

32          3102376001  10TON MULTI-PRESS                    0.00          0.00          0.00

32          4355994001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3439182001  2.5FTX5FT TABLE                      0.00          0.00          0.00

32          3351380001  STEREOZOOM SCOPE                     0.00          0.00          0.00

32          3290480001  HOPPER MAGNET                        0.00          0.00          0.00

32          4292893001  PHONE LINE INSTALLATION            139.44         69.72      4,392.47

32          3668886001  MODEM                                0.00          0.00          0.00

32          3884188001  MICROSCOPE                           0.00          0.00          0.00

32          3630586001  DOLLY CARTS                          0.00          0.00          0.00

32          4355594001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3982188001  SUPERIOR HONING MACHINE              0.00          0.00          0.00

32          3657586001  RIBBON CARTRIDGE RUN-IN S            0.00          0.00          0.00

32          3289980001  PRESS AND DIE                        0.00          0.00          0.00

32          3486883001  MATERIAL FREEZER                     0.00          0.00          0.00

32          3172977001  AIR BALANCER                         0.00          0.00          0.00

32          3406481001  REVERSE SCREWDRIVR                   0.00          0.00          0.00

32          3334980001  AIR DRIVER                           0.00          0.00          0.00

32          4195992001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          3934988001  TOOL CABINET-ELEC.GRINDER            0.00          0.00          0.00

32          3147277001  SIMPSON 464 MTT FI                   0.00          0.00          0.00

32          3981688001  AIR FILTER                           0.00          0.00          0.00

32          3438382001  CONDE VACUUM PUMP                    0.00          0.00          0.00

32          3054677001  DISPENSER                            0.00          0.00          0.00

32          3580585001  EXHAUST HOOD/FILTERS                 0.00          0.00          0.00

32          3319180001  30 FOOT CONVEYOR                     0.00          0.00          0.00

32          4196292001  MOKON TEMP CONTROL SYS              49.58         24.79      1,165.12

32          3885888001  CONCENTRICITY GAGE & ROLL            0.00          0.00          0.00






                                      25

32          3406581001  REVERSE SCREWDRIVR                2M3400  2M    21-Oct-83        1,047.83       1,047.83         0.00

32          3034675001  SEALER BLOWER                     2M3400  2M    21-Oct-83          159.75         159.75         0.00

32          4412895001  TYPE 745 TESTER                   2M3400  2M    15-Apr-95          383.18          44.71       338.47

32          3582385001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.89         417.89         0.00

32          3579585001  ECONOFLO FILTER MODULE            2M3400  2M    15-Sep-85        1,340.00       1,340.00         0.00

32          3296080001  PALLET TRUCK                      2M3400  2M    21-Oct-83          287.55         287.55         0.00

32          3389181001  CRIMP MACHINE                     2M3400  2M    21-Oct-83        1,272.61       1,272.61         0.00

32          3428681001  HAND CRIMPER                      2M3400  2M    21-Oct-83        1,054.43       1,054.43         0.00

32          3478283001  54FT BELT CONVEYOR                2M3400  2M    21-Oct-83        1,556.00       1,556.00         0.00

32          3998488001  SIGNATURE WIRE ANALYZER           2M3400  2M    15-Oct-88        3,178.00       3,178.00         0.00

32          3285480001  10 SHELVING UNITS                 2M3400  2M    21-Oct-83        1,175.42       1,175.42         0.00

32          3338880001  TITANIUM HORN                     2M3400  2M    21-Oct-83        1,106.92       1,106.92         0.00

32          4360794001  PHOENIX SHELVING                  2M3400  2M    15-Aug-94        4,943.13       1,235.78     3,707.35

32          3795587001  SWIFT MICROSCOPE                  2M3400  2M    15-Jul-87          627.75         627.75         0.00

32          3333980001  15 PSI DISPENSER                  2M3400  2M    21-Oct-83          223.65         223.65         0.00

32          3440982001  CARTRIDGE RUN-IN                  2M3400  2M    21-Oct-83          766.80         766.80         0.00

32          3478383001  SKATEWHEL CONVEYOR                2M3400  2M    21-Oct-83        1,093.90       1,093.90         0.00

32          4354694001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3958888001  ACTUATOR INSERTER                 2M3400  2M    15-Jun-88        3,315.00       3,315.00         0.00

32          4301993001  EXHAUST BLOWER/STAND/DUCT SYS     2M3400  2M    15-Jul-93        2,851.50       1,330.70     1,520.80

32          M00000514   CLAUSING DRILL PRESS 15IN         2M3400  2M    15-Feb-87        1,000.25       1,000.25         0.00

32          3207878001  T922 OSCILLOSCOPE                 2M3400  2M    21-Oct-83          501.62         501.62         0.00

32          3422081001  FORCE GAGE                        2M3400  2M    21-Oct-83        1,146.01       1,146.01         0.00

32          4077189001  MAPLE TOP PRD MACHINE TBL         2M3400  2M    15-Sep-89          361.66         361.66         0.00

32          3598285001  20KVA STEPDOWN TRANSFORME         2M3400  2M    15-Dec-85          780.00         780.00         0.00

32          3372081001  AIR SCREWDRIVER                   2M3400  2M    21-Oct-83        1,060.80       1,060.80         0.00

32          4279693001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3322480001  30 SHELVING UNITS                 2M3400  2M    21-Oct-83        1,251.51       1,251.51         0.00

32          3464882001  POLISHING STAND                   2M3400  2M    21-Oct-83          191.70         191.70         0.00

32          3992188001  ELEC.POWER COND (SURGE)           2M3400  2M    15-Oct-88          506.27         506.27         0.00

32          3889788001  STEINEL TOGGLE PRESS              2M3400  2M    15-Feb-88        3,886.06       3,886.06         0.00

32          3427881001  TRIGGER ACTIONTOOL                2M3400  2M    21-Oct-83        1,100.04       1,100.04         0.00

32          3582685001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.89         417.89         0.00

32          3581585001  TRAY STORAGE SHELF                2M3400  2M    15-Sep-85          662.51         662.51         0.00

32          3741387001  HONING MACHINE                    2M3400  2M    15-Mar-87        5,122.30       5,122.30         0.00

32          3663486001  SCALE                             2M3400  2M    15-Dec-86        1,442.66       1,442.66         0.00

32          3619486001  MICROSCOPE                        419999  2M    15-Jun-86          740.82         740.82         0.00

32          4278293001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3937688001  ULTRASONIC CLNR./TRAY/COV         2M3400  2M    15-Apr-88          864.08         864.08         0.00

32          3626286001  MICROSCOPE                        2M3400  2M    15-Jul-86          740.90         740.90         0.00

32          3586285001  PEMSERTER-SERIES 4                2M3218  2M    15-Sep-85        4,480.07       4,480.07         0.00

32          4416795001  MANITOWOC ICE MACHINE/FILTER      2M3400  2M    15-May-95        2,919.95         291.50     2,628.45

32          4416595001  STAR ELECT GRIDDLE 548TG 48"      2M3400  2M    15-May-95        1,099.95         109.99       989.96

32          4279993001  HEAT SEAL TONER HOPPER            2M3400  2M    15-Jun-93        1,695.00         819.25       875.75

32          3444282001  SWAPLATING SYSTEM                 2M3400  2M    21-Oct-83        1,172.45       1,172.45         0.00

32          3498284001  IDENTIFOUR 4IN 1 S                2M3400  2M    15-Feb-84        1,116.49       1,116.49         0.00

32          4279393001  WIRE SHELF CART                   2M3400  2M    15-Jun-93          250.15         120.91       129.24

32          3422481001  HAND CRIMPER 90223                2M3400  2M    21-Oct-83        1,058.50       1,058.50         0.00

32          3665686001  ADHESIVE DISPENSING SYSTE         2M3400  2M    15-Dec-86          695.00         695.00         0.00

32          3798787001  CARTRIDGE LOADING MACHINE         2M3400  2M    15-Jul-87        5,875.69       5,875.69         0.00


32          3406581001  REVERSE SCREWDRIVR                   0.00          0.00          0.00

32          3034675001  SEALER BLOWER                        0.00          0.00          0.00

32          4412895001  TYPE 745 TESTER                      4.06          2.03        336.44

32          3582385001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3579585001  ECONOFLO FILTER MODULE               0.00          0.00          0.00

32          3296080001  PALLET TRUCK                         0.00          0.00          0.00

32          3389181001  CRIMP MACHINE                        0.00          0.00          0.00

32          3428681001  HAND CRIMPER                         0.00          0.00          0.00

32          3478283001  54FT BELT CONVEYOR                   0.00          0.00          0.00

32          3998488001  SIGNATURE WIRE ANALYZER              0.00          0.00          0.00

32          3285480001  10 SHELVING UNITS                    0.00          0.00          0.00

32          3338880001  TITANIUM HORN                        0.00          0.00          0.00

32          4360794001  PHOENIX SHELVING                    82.39         41.19      3,666.16

32          3795587001  SWIFT MICROSCOPE                     0.00          0.00          0.00

32          3333980001  15 PSI DISPENSER                     0.00          0.00          0.00

32          3440982001  CARTRIDGE RUN-IN                     0.00          0.00          0.00

32          3478383001  SKATEWHEL CONVEYOR                   0.00          0.00          0.00

32          4354694001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3958888001  ACTUATOR INSERTER                    0.00          0.00          0.00

32          4301993001  EXHAUST BLOWER/STAND/DUCT SYS       47.52         23.76      1,497.04

32          M00000514   CLAUSING DRILL PRESS 15IN            0.00          0.00          0.00

32          3207878001  T922 OSCILLOSCOPE                    0.00          0.00          0.00

32          3422081001  FORCE GAGE                           0.00          0.00          0.00

32          4077189001  MAPLE TOP PRD MACHINE TBL            0.00          0.00          0.00

32          3598285001  20KVA STEPDOWN TRANSFORME            0.00          0.00          0.00

32          3372081001  AIR SCREWDRIVER                      0.00          0.00          0.00

32          4279693001  WIRE SHELF CART                      4.17          2.09        127.16

32          3322480001  30 SHELVING UNITS                    0.00          0.00          0.00

32          3464882001  POLISHING STAND                      0.00          0.00          0.00

32          3992188001  ELEC.POWER COND (SURGE)              0.00          0.00          0.00

32          3889788001  STEINEL TOGGLE PRESS                 0.00          0.00          0.00

32          3427881001  TRIGGER ACTIONTOOL                   0.00          0.00          0.00

32          3582685001  EIGHT-SEATER TABLE                   0.00          0.00          0.00

32          3581585001  TRAY STORAGE SHELF                   0.00          0.00          0.00

32          3741387001  HONING MACHINE                       0.00          0.00          0.00

32          3663486001  SCALE                                0.00          0.00          0.00

32          3619486001  MICROSCOPE                           0.00          0.00          0.00

32          4278293001  WIRE SHELF CART                      4.17          2.09        127.16

32          3937688001  ULTRASONIC CLNR./TRAY/COV            0.00          0.00          0.00

32          3626286001  MICROSCOPE                           0.00          0.00          0.00

32          3586285001  PEMSERTER-SERIES 4                   0.00          0.00          0.00

32          4416795001  MANITOWOC ICE MACHINE/FILTER        26.50         13.25      2,615.20

32          4416595001  STAR ELECT GRIDDLE 548TG 48"        10.00          5.00        984.96

32          4279993001  HEAT SEAL TONER HOPPER              28.25         14.13        861.63

32          3444282001  SWAPLATING SYSTEM                    0.00          0.00          0.00

32          3498284001  IDENTIFOUR 4IN 1 S                   0.00          0.00          0.00

32          4279393001  WIRE SHELF CART                      4.17          2.09        127.16

32          3422481001  HAND CRIMPER 90223                   0.00          0.00          0.00

32          3665686001  ADHESIVE DISPENSING SYSTE            0.00          0.00          0.00

32          3798787001  CARTRIDGE LOADING MACHINE            0.00          0.00          0.00






                                      26

32          4356394001  WORK TABLE PLASTIC LAMINATED      2M3400  2M    15-Jun-94          217.33          61.57       155.76

32          3421881001  HAND CRIMPER 90181                2M3400  2M    21-Oct-83        1,058.37       1,058.37         0.00

32          4076989001  MAPLE TOP PRD MACHINE TBL         2M3400  2M    15-Sep-89          361.67         361.67         0.00

32          7410174001  DIGITAL MULTIMETER                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          4012388001  AIRDRILL                          2M3400  2M    15-Dec-88          886.42         886.42         0.00

32          3399181001  OUTSIDE HOSEHOUSE                 2M3400  2M    21-Oct-83        1,302.79       1,302.79         0.00

32          3795887001  SWIFT MICROSCOPE                  2M3400  2M    15-Jul-87          627.75         627.75         0.00

32          3361180001  CARBIDE HORN                      2M3400  2M    21-Oct-83        1,115.15       1,115.15         0.00

32          3085876001  FREQ METER                        2M3001  2M    21-Oct-83        1,005.58       1,005.58         0.00

32          3586585001  BETA MOVIE CAMERA                 2M3400  2M    15-Sep-85        1,066.96       1,066.96         0.00

32          4050089001  SWIFT MICROSCOPEM8808802B         419999  2M    15-Jun-89          717.38         717.38         0.00

32          4331894001  HYDRAULIC PALLET JACK             2M3400  2M    15-Jan-94          480.00         176.00       304.00

32          3583085001  EIGHT-SEATER TABLE                2M3400  2M    15-Sep-85          417.90         417.90         0.00


 TYPE 32 SUBTOTAL                                                                    1,406,609.48   1,191,547.54   215,061.94


34          C0005997    ELECTRONIC DIGITAL SCALE          2M3400  2M    15-Feb-87        1,000.15       1,000.15         0.00

34          C0005115    PORTABLE DATA SOURCE              2M3400  2M    15-Feb-87        1,000.30       1,000.30         0.00

34          C0005323    SEH TEST SYSTEM                   2M3400  2M    15-Feb-87       10,000.20      10,000.20         0.00

34          C0005325    DATA SOURCES-1273                 2M3400  2M    15-Feb-87          500.20         500.20         0.00

34          H0002743    TEKTRONIX OSCILCOSCOPE            2M3400  2M    15-Feb-87        1,200.25       1,200.25         0.00

34          C0005534    SPECTROLINE EPROM ERASE C         2M3400  2M    15-Feb-87          900.10         900.10         0.00

34          C0004993    DATA SOURCE                       2M3400  2M    15-Feb-87          500.25         500.25         0.00

34          C0004967    DATA SOURCE                       2M3400  2M    15-Feb-87          500.20         500.20         0.00

34          C0004999    DATA SOURCE                       2M3400  2M    15-Feb-87          500.25         500.25         0.00

34          H0001636    NIKON MIC BINOC STERO W/E         2M3400  2M    15-Feb-87        1,000.25       1,000.25         0.00

34          H0005079    SIMPSON 464 SERIES 2 DIGI         2M3400  2M    15-Feb-87          200.25         200.25         0.00


TYPE 34 SUBTOTAL                                                                        17,302.40      17,302.40         0.00


36          3402281001  SIMPSON 464A                      2M3400  2M    21-Oct-83          111.83         111.83         0.00

36          3394383002  ADD-GENRAD 2270                   2M3400  2M    15-Dec-83        9,359.64       9,359.64         0.00

36          3536884001  TRANSFORMER                       2M3400  2M    15-Dec-84          404.65         404.65         0.00

36          3542185001  ADD-SMDP TEST & TS                2M3400  2M    15-Nov-85          579.32         579.32         0.00

36          3541784001  SHAD TEST & TROUBLESHOOT          2M3400  2M    15-Dec-84       31,216.07      31,216.07         0.00

36          3382284001  ADD-WIRE HARNESS T                2M3400  2M    15-Sep-84        3,032.20       3,032.20         0.00

36          4154691001  SPER/1 GENRAD TESTER              2M3400  2M    15-May-91        4,855.71       4,520.15       335.56

36          3278279001  L30 FORCE GAGE                    2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

36          3537684001  T9610 CONTROLLER                  2M3400  2M    15-Dec-84          350.00         350.00         0.00

36          3419281001  T9610 CONTROLLER                  2M3400  2M    21-Oct-83        1,144.71       1,144.71         0.00

36          4155391001  CONTROL PANEL TESTER              2M3322  2M    15-May-91        7,074.11       6,585.25       488.86

36          4009988001  RS232/422 INTERFACE ADAPT         2M3400  2M    15-Dec-88          913.32         913.32         0.00

36          3637687001  ADD-ON BPAR UNIV.INTERFAC         2M3400  2M    15-Dec-87        5,631.62       5,631.62         0.00

36          4157591001  G4000 FINAL TEST STATION          2M3400  2M    15-May-91        9,604.64       8,644.18       960.46

36          4289793001  PHOENIX SPARES TEST STAT          2M3400  2M    15-Jul-93        1,605.69         749.32       856.37

36          4339694001  POCKETSCAN CX/TWX TEST SYS        2M3400  2M    15-Apr-94        1,366.00         432.57       933.43

36          3542784001  RIB WELD TESTER                   2M3400  2M    15-Dec-84        1,197.73       1,197.73         0.00

36          3483583002  APTR/587 TROUBLE-                 2M3400  2M    15-Dec-83        9,500.45       9,500.45         0.00

36          4289193001  4470/90 BRD APART SPARE STAT      2M3400  2M    15-Jul-93        1,045.81         488.04       557.77

36          4372695001  POWER UP TEST STATION             2M3400  2M    15-Mar-95        2,519.40         335.92     2,183.48


32          4356394001  WORK TABLE PLASTIC LAMINATED         3.62          1.81        153.95

32          3421881001  HAND CRIMPER 90181                   0.00          0.00          0.00

32          4076989001  MAPLE TOP PRD MACHINE TBL            0.00          0.00          0.00

32          7410174001  DIGITAL MULTIMETER                   0.00          0.00          0.00

32          4012388001  AIRDRILL                             0.00          0.00          0.00

32          3399181001  OUTSIDE HOSEHOUSE                    0.00          0.00          0.00

32          3795887001  SWIFT MICROSCOPE                     0.00          0.00          0.00

32          3361180001  CARBIDE HORN                         0.00          0.00          0.00

32          3085876001  FREQ METER                           0.00          0.00          0.00

32          3586585001  BETA MOVIE CAMERA                    0.00          0.00          0.00

32          4050089001  SWIFT MICROSCOPEM8808802B            0.00          0.00          0.00

32          4331894001  HYDRAULIC PALLET JACK                8.00          4.00        300.00

32          3583085001  EIGHT-SEATER TABLE                   0.00          0.00          0.00


 TYPE 32 SUBTOTAL                                                                  211,462.22


34          C0005997    ELECTRONIC DIGITAL SCALE             0.00          0.00          0.00

34          C0005115    PORTABLE DATA SOURCE                 0.00          0.00          0.00

34          C0005323    SEH TEST SYSTEM                      0.00          0.00          0.00

34          C0005325    DATA SOURCES-1273                    0.00          0.00          0.00

34          H0002743    TEKTRONIX OSCILCOSCOPE               0.00          0.00          0.00

34          C0005534    SPECTROLINE EPROM ERASE C            0.00          0.00          0.00

34          C0004993    DATA SOURCE                          0.00          0.00          0.00

34          C0004967    DATA SOURCE                          0.00          0.00          0.00

34          C0004999    DATA SOURCE                          0.00          0.00          0.00

34          H0001636    NIKON MIC BINOC STERO W/E            0.00          0.00          0.00

34          H0005079    SIMPSON 464 SERIES 2 DIGI            0.00          0.00          0.00


TYPE 34 SUBTOTAL                                                                         0.00


36          3402281001  SIMPSON 464A                         0.00          0.00          0.00

36          3394383002  ADD-GENRAD 2270                      0.00          0.00          0.00

36          3536884001  TRANSFORMER                          0.00          0.00          0.00

36          3542185001  ADD-SMDP TEST & TS                   0.00          0.00          0.00

36          3541784001  SHAD TEST & TROUBLESHOOT             0.00          0.00          0.00

36          3382284001  ADD-WIRE HARNESS T                   0.00          0.00          0.00

36          4154691001  SPER/1 GENRAD TESTER                55.93         27.96        307.60

36          3278279001  L30 FORCE GAGE                       0.00          0.00          0.00

36          3537684001  T9610 CONTROLLER                     0.00          0.00          0.00

36          3419281001  T9610 CONTROLLER                     0.00          0.00          0.00

36          4155391001  CONTROL PANEL TESTER                81.48         40.74        448.12

36          4009988001  RS232/422 INTERFACE ADAPT            0.00          0.00          0.00

36          3637687001  ADD-ON BPAR UNIV.INTERFAC            0.00          0.00          0.00

36          4157591001  G4000 FINAL TEST STATION           160.08         80.04        880.42

36          4289793001  PHOENIX SPARES TEST STAT            26.76         13.38        842.99

36          4339694001  POCKETSCAN CX/TWX TEST SYS          22.77         11.38        922.05

36          3542784001  RIB WELD TESTER                      0.00          0.00          0.00

36          3483583002  APTR/587 TROUBLE-                    0.00          0.00          0.00

36          4289193001  4470/90 BRD APART SPARE STAT        17.43          8.72        549.06

36          4372695001  POWER UP TEST STATION               30.54         15.27      2,168.21






                                      27

36          3546085001  ADD-ACH INITIAL TEST              2M3400  2M    15-Jun-85           56.20          56.20         0.00

36          4291493001  4470/90 PRINT HEAD TEST SYS       2M3400  2M    15-Jul-93       25,973.16      12,120.81    13,852.35

36          4266293001  PHOENIX FINAL TEST STATION        2M3400  2M    15-Apr-93        7,094.85       3,665.68     3,429.17

36          4010088001  RS232/422 INTERFACE ADAPT         2M3400  2M    15-Dec-88          914.45         914.45         0.00

36          4007888001  KIKUSUI POWER SUPPLY              2M3400  2M    15-Dec-88          373.08         373.08         0.00

36          4147391001  VACCUMM TEST FIXTURE              2M3400  2M    15-Feb-91          407.93         387.54        20.39

36          3595285001  CRT (TMS)                         2M3400  2M    15-Nov-85          500.00         500.00         0.00

36          3543484001  INSPECTION TABLE                  2M3136  2M    15-Dec-84          291.69         291.69         0.00

36          3999588001  PESCHEL HIPOT                     2M3400  2M    15-Dec-88          986.00         986.00         0.00

36          3767887001  AWDR/4 TEST & T'S                 2M3400  2M    15-Apr-87       19,200.68      19,200.68         0.00

36          3522485001  ADD-RS422 CAP-3000 FINAL          2M3400  2M    15-Jun-85        1,652.65       1,652.65         0.00

36          4291193001  4000 PRT AC SWITCH BOX TESTER     2M3400  2M    15-Jul-93        4,065.20       1,897.09     2,168.11

36          4288993001  SMAD,SSPS,SP10 TEST SPARE         2M3400  2M    15-Jul-93       12,854.86       5,998.94     6,855.92

36           H0002805   TEKTRONIX OSCILLOSCOPE MO         2M3400  2M    15-Feb-87        1,200.25       1,200.25         0.00

36          4155891001  PAPER MOTION SENSOR               2M3322  2M    15-May-91        1,668.74       1,553.43       115.31

36          4358294001  HP LASERJET 4 PLUS PRINTER        2M3802  2M    15-Aug-94        1,492.66         373.17     1,119.49

36          3667886001  BAND PASS FILTER                  2M3136  2M    15-Dec-86          995.00         995.00         0.00

36          3975988001  COAX TEST ADAPTERS                2M3400  2M    15-Jun-88          563.85         563.85         0.00

36          3482783002  MINI-UNIFACE                      2M3400  2M    15-Dec-83        1,815.66       1,815.66         0.00

36          3472587001  CPAR PWB BURN IN                  2M3400  2M    15-Dec-87          151.42         151.42         0.00

36          3410981001  DWT 150 TEST KIT                  2M3400  2M    21-Oct-83        1,147.32       1,147.32         0.00

36          3482683002  3000 APAR SPAR PRT                2M3400  2M    15-Dec-83        4,956.41       4,956.41         0.00

36          3500583002  ACOL TROUBLESHOOT                 2M3400  2M    15-Dec-83       12,819.43      12,819.43         0.00

36          4290193001  PHOM/4 PT HD GAP ADJ BD           2M3400  2M    15-Jul-93        3,030.25       1,414.12     1,616.13

36          3541384001  SMIM TEST & TROUBLESHOOT          2M3400  2M    15-Dec-84       29,525.39      29,525.39         0.00

36          4290993001  PYPLD BD GENRAD FIXTURE           2M3400  2M    15-Jul-93        2,868.55       1,338.66     1,529.89

36          3562485001  APO/1 TEST FIXTURE                2M3400  2M    15-Jun-85          844.78         844.78         0.00

36          3519884001  TBLSHOOT STATION 2                2M3400  2M    15-Sep-84        7,467.60       7,467.60         0.00

36          3460582001  LEAR SEIGLER CRT                  2M3400  2M    21-Oct-83        1,163.41       1,163.41         0.00

36          3424981001  KISTLER AMPLIFIER                 2M3400  2M    21-Oct-83        1,225.01       1,225.01         0.00

36          3858187001  4000 UNIT TEST PC                 2M3400  2M    15-Dec-87       11,225.29      11,225.29         0.00

36          3542084001  SMMC TEST & TROUBLESHOOT          2M3400  2M    15-Dec-84       14,518.32      14,518.32         0.00

36          M00000402   CENTRONICS GAP SETTING FI         2M3400  2M    15-Feb-87        1,500.20       1,500.20         0.00

36          3482283002  FLOPPY DISK A                     2M3400  2M    15-Dec-83          287.55         287.55         0.00

36          4155291001  JCPU FUNCTIONAL TEST              2M3328  2M    15-May-91        2,436.32       2,267.95       168.37

36          3431181001  EDIT BUFFER BD TES                2M3400  2M    21-Oct-83        1,605.81       1,605.81         0.00

36          3429585001  ADD-LCPS TEST HEAD                2M3400  2M    15-Nov-85        6,032.52       6,032.52         0.00

36          3363584001  ADD T-2000 PRINT H                2M3400  2M    15-Sep-84          614.37         614.37         0.00

36          4167391001  XYLINX UNIV TEST BOX #6           2M3134  2M    15-Oct-91        4,099.12       3,347.62       751.50

36          3503683002  HARD DISK                         2M3400  2M    15-Dec-83          734.85         734.85         0.00

36          3429781001  FLUKE DMM 8600A-02                2M3400  2M    21-Oct-83        1,173.95       1,173.95         0.00

36          3415781001  POWER SUPPLY                      2M3400  2M    21-Oct-83        1,083.79       1,083.79         0.00

36          3521884001  GE3000 INI TEST #9                2M3400  2M    15-Sep-84        7,501.04       7,501.04         0.00

36          3789087001  GENRAD FIXTURE FOR LW BD.         2M3400  2M    15-Dec-87        2,589.05       2,589.05         0.00

36          M00000327   ZENDEX CONTROLLER PN-7N66         2M3400  2M    15-Feb-87          425.20         425.20         0.00

36          4291693001  LASER SCAN MICROMETER             2M3400  2M    15-Jul-93        6,194.31       2,890.68     3,303.63

36          4334194001  TTMI TEST BOARD                   2M3400  2M    15-Feb-94       32,261.19      11,291.41    20,969.78

36          3522984001  AUTO CPU TESTER #2                2M3400  2M    15-Sep-84       11,763.50      11,763.50         0.00

36          3975888001  COAX TEST ADAPTERS                2M3400  2M    15-Jun-88          563.85         563.85         0.00

36          3429881001  SORENSEN QRD 20-4                 2M3400  2M    21-Oct-83        1,083.79       1,083.79         0.00


36          3546085001  ADD-ACH INITIAL TEST                 0.00          0.00          0.00

36          4291493001  4470/90 PRINT HEAD TEST SYS        432.89        216.44     13,635.91

36          4266293001  PHOENIX FINAL TEST STATION         118.25         59.12      3,370.05

36          4010088001  RS232/422 INTERFACE ADAPT            0.00          0.00          0.00

36          4007888001  KIKUSUI POWER SUPPLY                 0.00          0.00          0.00

36          4147391001  VACCUMM TEST FIXTURE                 6.80          3.40          0.00

36          3595285001  CRT (TMS)                            0.00          0.00          0.00

36          3543484001  INSPECTION TABLE                     0.00          0.00          0.00

36          3999588001  PESCHEL HIPOT                        0.00          0.00          0.00

36          3767887001  AWDR/4 TEST & T'S                    0.00          0.00          0.00

36          3522485001  ADD-RS422 CAP-3000 FINAL             0.00          0.00          0.00

36          4291193001  4000 PRT AC SWITCH BOX TESTER       67.75         33.88      2,134.23

36          4288993001  SMAD,SSPS,SP10 TEST SPARE          214.25        107.12      6,748.80

36           H0002805   TEKTRONIX OSCILLOSCOPE MO            0.00          0.00          0.00

36          4155891001  PAPER MOTION SENSOR                 19.22          9.61        105.70

36          4358294001  HP LASERJET 4 PLUS PRINTER          24.88         12.44      1,107.05

36          3667886001  BAND PASS FILTER                     0.00          0.00          0.00

36          3975988001  COAX TEST ADAPTERS                   0.00          0.00          0.00

36          3482783002  MINI-UNIFACE                         0.00          0.00          0.00

36          3472587001  CPAR PWB BURN IN                     0.00          0.00          0.00

36          3410981001  DWT 150 TEST KIT                     0.00          0.00          0.00

36          3482683002  3000 APAR SPAR PRT                   0.00          0.00          0.00

36          3500583002  ACOL TROUBLESHOOT                    0.00          0.00          0.00

36          4290193001  PHOM/4 PT HD GAP ADJ BD             50.50         25.25      1,590.88

36          3541384001  SMIM TEST & TROUBLESHOOT             0.00          0.00          0.00

36          4290993001  PYPLD BD GENRAD FIXTURE             47.81         23.90      1,505.99

36          3562485001  APO/1 TEST FIXTURE                   0.00          0.00          0.00

36          3519884001  TBLSHOOT STATION 2                   0.00          0.00          0.00

36          3460582001  LEAR SEIGLER CRT                     0.00          0.00          0.00

36          3424981001  KISTLER AMPLIFIER                    0.00          0.00          0.00

36          3858187001  4000 UNIT TEST PC                    0.00          0.00          0.00

36          3542084001  SMMC TEST & TROUBLESHOOT             0.00          0.00          0.00

36          M00000402   CENTRONICS GAP SETTING FI            0.00          0.00          0.00

36          3482283002  FLOPPY DISK A                        0.00          0.00          0.00

36          4155291001  JCPU FUNCTIONAL TEST                28.06         14.03        154.34

36          3431181001  EDIT BUFFER BD TES                   0.00          0.00          0.00

36          3429585001  ADD-LCPS TEST HEAD                   0.00          0.00          0.00

36          3363584001  ADD T-2000 PRINT H                   0.00          0.00          0.00

36          4167391001  XYLINX UNIV TEST BOX #6             68.32         34.16        717.34

36          3503683002  HARD DISK                            0.00          0.00          0.00

36          3429781001  FLUKE DMM 8600A-02                   0.00          0.00          0.00

36          3415781001  POWER SUPPLY                         0.00          0.00          0.00

36          3521884001  GE3000 INI TEST #9                   0.00          0.00          0.00

36          3789087001  GENRAD FIXTURE FOR LW BD.            0.00          0.00          0.00

36          M00000327   ZENDEX CONTROLLER PN-7N66            0.00          0.00          0.00

36          4291693001  LASER SCAN MICROMETER              103.24         51.62      3,252.01

36          4334194001  TTMI TEST BOARD                    537.69        268.84     20,700.94

36          3522984001  AUTO CPU TESTER #2                   0.00          0.00          0.00

36          3975888001  COAX TEST ADAPTERS                   0.00          0.00          0.00

36          3429881001  SORENSEN QRD 20-4                    0.00          0.00          0.00






                                      28

36          4184892001  AUTO PS BOARD SSPS TESTER         2M3400  2M    15-Jul-92       77,522.56      53,247.82    24,274.74

36          3482087001  ADD-ON SHEET FEEDER               2M3400  2M    15-Dec-87          631.52         631.52         0.00

36          4157191001  G4470/90 P&P STATION              2M3136  2M    15-May-91          519.95         484.02        35.93

36          4010188001  RS232/422 INTERFACE ADAPT         2M3400  2M    15-Dec-88        1,020.55       1,020.55         0.00

36          3473182001  3S6202AB0005A1                    2M3400  2M    21-Oct-83        1,336.07       1,336.07         0.00

36          4155491001  TEST HEAD FOR UNIV TESTER         2M3322  2M    15-May-91        5,049.89       4,700.91       348.98

36          4305193001  TTLB1 TEST FIXTURE                2M3400  2M    15-Aug-93        8,010.32       3,604.64     4,405.68

36          3502887001  ADD-ON  WATT METER                2M3400  2M    15-Dec-87          320.45         320.45         0.00

36          M00000268   FLUKE DIGITAL MULTIMETER          2M3400  2M    15-Feb-87          425.20         425.20         0.00

36          4007388001  KIKUSUI POWER SUPPLY              2M3400  2M    15-Dec-88          357.00         357.00         0.00

36          4006788001  PCB-462A AMP                      2M3400  2M    15-Dec-88          875.00         875.00         0.00

36          4171091001  XYLINX UNIV FINAL TEST BOX #1     2M3400  2M    15-Dec-91        4,923.98       3,648.95     1,275.03

36          4156991001  PHCP/4 GENRAD FIXTURE             2M3322  2M    15-May-91        3,268.68       3,042.80       225.88

36          3472982001  3S6242AB0001A1                    2M3400  2M    21-Oct-83        1,334.81       1,334.81         0.00

36          M00000422   ZENDEZ COMPUTER C/D-ZC-71         2M3400  2M    15-Feb-87        5,800.00       5,800.00         0.00

36          3541785002  ADD-SHAD TEST & TS                2M3400  2M    15-Jun-85        2,036.13       2,036.13         0.00

36          M00000441   DAKE #1 BENCH ARBOR PRESS         2M3400  2M    15-Feb-87        1,000.20       1,000.20         0.00

36          3498385004  ADD-T3MC/3 GENRAD                 2M3400  2M    15-Nov-85        2,406.08       2,406.08         0.00

36          3429281001  TENNEY CHAMBER                    2M3400  2M    21-Oct-83       10,782.28      10,782.28         0.00

36          4304993001  SP5C4 TEST FIXTURE                2M3400  2M    15-Aug-93        6,664.17       2,998.88     3,665.29

36          4043089001  FIXTURES--BACK PLANE BD.          2M3400  2M    15-Apr-89        2,216.95       2,216.95         0.00

36          4006688001  4470 PRINTHEAD TESTER TMS         2M3400  2M    15-Dec-88       31,489.30      31,489.30         0.00

36          4340094001  CX PTR CART CT-CPD-222            2M3400  2M    15-Apr-94          200.00          63.33       136.67

36          4170891001  ENHANCE G-4400 PRINT              2M3400  2M    15-Dec-91        3,839.57       3,146.32       693.25

36          4339594001  POCKETSCAN CX/TWX TEST SYS        2M3400  2M    15-Apr-94        1,366.00         432.57       933.43

36          3424681001  T9ZZR SCOPE                       2M3400  2M    21-Oct-83        1,343.41       1,343.41         0.00

36          3419181001  T2000 FINAL TEST#6                2M3400  2M    21-Oct-83        6,390.00       6,390.00         0.00

36          3429583002  T2000 PWR SUPPLY                  2M3400  2M    15-Dec-83          127.37         127.37         0.00

36          4009388001  SORENSEN POWER SUPPLY             2M3400  2M    15-Dec-88        1,475.29       1,475.29         0.00

36          3498584001  GE3000 BURN-IN CON                2M3400  2M    15-Feb-84      248,075.51     248,075.51         0.00

36          4066489001  PRINTER MODULE 4470/90            2M3400  2M    15-Aug-89        7,000.43       7,000.43         0.00

36          3856887001  PORTABLE HI-POT CURRENT           2M3400  2M    15-Dec-87        2,274.93       2,274.93         0.00

36          4171591001  ENHANCE TO G-4000 FINAL TEST      2M3400  2M    15-Dec-91        3,991.78       3,126.90       864.88

36          4410995001  LEXMART 4029 PRINTER              2M3802  2M    15-Mar-95        1,619.44         215.92     1,403.52

36           H0002297   MOLEX INC BENCH CRIMPER M         2M3400  2M    15-Feb-87        1,400.25       1,400.25         0.00

36          3541385001  ADD-SMIM TEST & TS                2M3400  2M    15-Jun-85           70.01          70.01         0.00

36          3368480001  GENRAD TESTER                     2M3400  2M    21-Oct-83       12,780.00      12,780.00         0.00

36          3667586001  ACTUATOR GRINDER SUPPLE           2M3400  2M    15-Dec-86        4,171.34       4,171.34         0.00

36          3774787001  STEREOSCOPE-MTI 377-952           2M3400  2M    15-May-87        1,216.00       1,216.00         0.00

36          3503387001  ADD-ON WATT METER                 2M3400  2M    15-Dec-87          631.52         631.52         0.00

36          3407281001  ANALYZER                          2M3400  2M    21-Oct-83        2,458.09       2,458.09         0.00

36          4012588001  OMEGAMETER IONIC TEST SYS         2M3400  2M    15-Dec-88       12,078.44      12,078.44         0.00

36          4006188001  PCB-462A AMP   TMS                2M3400  2M    15-Dec-88          875.00         875.00         0.00

36          4167291001  XYLINX UNIV TEST BOX #1           2M3400  2M    15-Oct-91        2,554.30       2,086.01       468.29

36          4291893001  PHOENIX HANGER QUEEN/SPARE BD     2M3400  2M    15-Jul-93        6,725.04       3,138.35     3,586.69

36          3536684001  TRANSFORMER                       2M3400  2M    15-Dec-84          404.65         404.65         0.00

36          4320493001  SPSC/4 TEST FIXTURING             2M3400  2M    15-Oct-93       15,941.15       6,642.15     9,299.00

36          4105589001  4490 PRINT MODULE TESTER          2M3400  2M    15-Dec-89        7,370.08       7,370.08         0.00

36          3483683002  APHO/1 TEST FIXTURE               2M3400  2M    15-Dec-83        1,358.32       1,358.32         0.00

36          3400581001  T3 BOARD BURN-IN                  2M3400  2M    21-Oct-83       53,924.84      53,924.84         0.00


36          4184892001  AUTO PS BOARD SSPS TESTER        1,213.74        606.87     23,667.87

36          3482087001  ADD-ON SHEET FEEDER                  0.00          0.00          0.00

36          4157191001  G4470/90 P&P STATION                 5.99          2.99         32.94

36          4010188001  RS232/422 INTERFACE ADAPT            0.00          0.00          0.00

36          3473182001  3S6202AB0005A1                       0.00          0.00          0.00

36          4155491001  TEST HEAD FOR UNIV TESTER           58.16         29.08        319.90

36          4305193001  TTLB1 TEST FIXTURE                 133.51         66.75      4,338.93

36          3502887001  ADD-ON  WATT METER                   0.00          0.00          0.00

36          M00000268   FLUKE DIGITAL MULTIMETER             0.00          0.00          0.00

36          4007388001  KIKUSUI POWER SUPPLY                 0.00          0.00          0.00

36          4006788001  PCB-462A AMP                         0.00          0.00          0.00

36          4171091001  XYLINX UNIV FINAL TEST BOX #1       98.08         49.04      1,225.99

36          4156991001  PHCP/4 GENRAD FIXTURE               37.65         18.82        207.06

36          3472982001  3S6242AB0001A1                       0.00          0.00          0.00

36          M00000422   ZENDEZ COMPUTER C/D-ZC-71            0.00          0.00          0.00

36          3541785002  ADD-SHAD TEST & TS                   0.00          0.00          0.00

36          M00000441   DAKE #1 BENCH ARBOR PRESS            0.00          0.00          0.00

36          3498385004  ADD-T3MC/3 GENRAD                    0.00          0.00          0.00

36          3429281001  TENNEY CHAMBER                       0.00          0.00          0.00

36          4304993001  SP5C4 TEST FIXTURE                 111.07         55.54      3,609.76

36          4043089001  FIXTURES--BACK PLANE BD.             0.00          0.00          0.00

36          4006688001  4470 PRINTHEAD TESTER TMS            0.00          0.00          0.00

36          4340094001  CX PTR CART CT-CPD-222               3.33          1.67        135.00

36          4170891001  ENHANCE G-4400 PRINT                53.33         26.66        666.59

36          4339594001  POCKETSCAN CX/TWX TEST SYS          22.77         11.38        922.05

36          3424681001  T9ZZR SCOPE                          0.00          0.00          0.00

36          3419181001  T2000 FINAL TEST#6                   0.00          0.00          0.00

36          3429583002  T2000 PWR SUPPLY                     0.00          0.00          0.00

36          4009388001  SORENSEN POWER SUPPLY                0.00          0.00          0.00

36          3498584001  GE3000 BURN-IN CON                   0.00          0.00          0.00

36          4066489001  PRINTER MODULE 4470/90               0.00          0.00          0.00

36          3856887001  PORTABLE HI-POT CURRENT              0.00          0.00          0.00

36          4171591001  ENHANCE TO G-4000 FINAL TEST        66.53         33.27        831.62

36          4410995001  LEXMART 4029 PRINTER                19.63          9.81      1,393.71

36           H0002297   MOLEX INC BENCH CRIMPER M            0.00          0.00          0.00

36          3541385001  ADD-SMIM TEST & TS                   0.00          0.00          0.00

36          3368480001  GENRAD TESTER                        0.00          0.00          0.00

36          3667586001  ACTUATOR GRINDER SUPPLE              0.00          0.00          0.00

36          3774787001  STEREOSCOPE-MTI 377-952              0.00          0.00          0.00

36          3503387001  ADD-ON WATT METER                    0.00          0.00          0.00

36          3407281001  ANALYZER                             0.00          0.00          0.00

36          4012588001  OMEGAMETER IONIC TEST SYS            0.00          0.00          0.00

36          4006188001  PCB-462A AMP   TMS                   0.00          0.00          0.00

36          4167291001  XYLINX UNIV TEST BOX #1             42.57         21.29        447.00

36          4291893001  PHOENIX HANGER QUEEN/SPARE BD      112.08         56.04      3,530.65

36          3536684001  TRANSFORMER                          0.00          0.00          0.00

36          4320493001  SPSC/4 TEST FIXTURING              265.69        132.84      9,166.16

36          4105589001  4490 PRINT MODULE TESTER             0.00          0.00          0.00

36          3483683002  APHO/1 TEST FIXTURE                  0.00          0.00          0.00

36          3400581001  T3 BOARD BURN-IN                     0.00          0.00          0.00





                                      29

36          4148891001  SMAD GENRAD TEST                  2M3001  2M    15-Mar-91        5,507.28       5,271.93       235.35

36          3498385003  ADD-BPAR GENRAD                   2M3400  2M    15-Jun-85        1,693.17       1,693.17         0.00

36          3498385006  ADD-MPTR GENRAD                   2M3400  2M    15-Nov-85        1,611.44       1,611.44         0.00

36          3483183002  SORENSEN PS STM28-                2M3400  2M    15-Dec-83          543.15         543.15         0.00

36          4320393001  SPER BOARD TESTER                 2M3400  2M    15-Oct-93       90,647.83      37,769.93    52,877.90

36          4154391001  SPIO/1 INCIRCUIT TESTER           2M3400  2M    01-May-91        5,104.72       4,751.95       352.77

36          4358494001  HP LASERJET 4 PLUS PRINTER        2M3802  2M    15-Aug-94        1,492.66         422.93     1,069.73

36          3424881001  PULSE GENERATOR                   2M3400  2M    21-Oct-83        1,164.17       1,164.17         0.00

36          3445582001  GENRAD 2270                       2M3400  2M    21-Oct-83      144,200.61     144,200.61         0.00

36          3472482001  SORENSEN PWR SUPPY                2M3400  2M    21-Oct-83        1,269.74       1,269.74         0.00

36          3405180001  DIGITEC DPM                       2M3400  2M    21-Oct-83        1,042.62       1,042.62         0.00

36          3503583002  FLOPPY DISK                       2M3400  2M    15-Dec-83          255.60         255.60         0.00

36          4339994001  TX PTR CART CT-TPD-224            2M3400  2M    15-Apr-94          200.00          63.33       136.67

36          4171191001  XYLINX UNIV TEST BOX # 7          2M3400  2M    15-Dec-91        1,962.83       1,537.55       425.28

36          3402381001  QRD 30-1 PWR SUPLY                2M3400  2M    21-Oct-83        1,072.29       1,072.29         0.00

36          4157691001  G4000 FINAL TEST STATION          2M3136  2M    15-May-91        8,907.62       8,016.85       890.77

36          4291593001  RINGS-THREAD GAGES                2M3400  2M    15-Jul-93        1,381.27         644.59       736.68

36          3481283002  3000 RUN-IN #2                    2M3400  2M    15-Dec-83        2,793.60       2,793.60         0.00

36          3471683002  STATIC STROKE #1                  2M3400  2M    15-Dec-83          193.42         193.42         0.00

36          3520887001  ADD-ON SHEET FEEDER               2M3400  2M    15-Dec-87          539.12         539.12         0.00

36          4360894001  STATIC TEST BOX                   2M3400  2M    15-Aug-94          374.78          93.70       281.08

36          3483983002  STATIC STRKE ADJ                  2M3400  2M    15-Dec-83          252.17         252.17         0.00

36          4243192001  SMIS FUNCTIONAL TEST ARRAY        2M3400  2M    15-Dec-92       74,412.14      51,158.34    23,253.80

36          4291393001  4470/90 PRINT HEAD TEST SYS       2M3400  2M    15-Jul-93       11,723.16       5,470.81     6,252.35

36          4154791001  SMIS GENRAD FIXTURE               2M3400  2M    01-May-91        5,118.79       4,765.05       353.74

36          3493884001  DIGITAL MULTIMETER                2M3400  2M    15-Jan-84          414.00         414.00         0.00

36          4170991001  XYLINX UNIV TEST BOX #2           2M3322  2M    15-Dec-91        1,184.97         928.23       256.74

36          3522487001  ADD-ON SHEET FEEDER               2M3400  2M    15-Dec-87          631.52         631.52         0.00

36           H0002241   MOLEX INC BENCH CRIMPER M         2M3400  2M    15-Feb-87        1,400.25       1,400.25         0.00

36          4007588001  SSPC/SSBO BD.TEST/TROUBLS         2M3400  2M    15-Dec-88       10,852.07      10,852.07         0.00

36          3564185001  T3CI CAPABLE-3000 FINAL           2M3400  2M    15-Jun-85          364.31         364.31         0.00

36          3304880001  RIBBON WELDER                     2M3400  2M    21-Oct-83        3,195.00       3,195.00         0.00

36          3460882001  SCPU-APTR TESTER #2               2M3400  2M    21-Oct-83        4,667.26       4,667.26         0.00

36          3402181001  TVFB TESTER                       2M3400  2M    21-Oct-83          319.50         319.50         0.00

36          3498385001  ADD-T3L/8 GENRAD                  2M3400  2M    15-Jun-85        2,448.33       2,448.33         0.00

36           H0005810   FLUKE 8000A DIGITAL MULTI         2M3400  2M    15-Feb-87          425.20         425.20         0.00

36          3425084001  ADD-50 PRINT HD RU                2M3400  2M    15-Sep-84          762.80         762.80         0.00

36          4154191001  SSPS/1 GENRAD TESTER              2M3400  2M    15-May-91        3,216.81       2,994.51       222.30

36          3564085001  T3CI CAPABLE-3000 FINAL           2M3400  2M    15-Jun-85          364.31         364.31         0.00

36          4291293001  4470/90 PRINT HEAD TEST SYS       2M3400  2M    15-Jul-93       11,723.16       5,470.81     6,252.35

36          3414081001  T3PS TS STATION                   2M3400  2M    21-Oct-83        6,775.32       6,775.32         0.00

36          3483383002  SORENSEN PS SSD12-                2M3400  2M    15-Dec-83          479.25         479.25         0.00

36          4273793001  TEST KIT                          2M3400  2M    15-May-93          224.13         108.33       115.80

36          3482884001  ADD-MINI UNIFACE #6T9610          2M3400  2M    15-Mar-84           51.96          51.96         0.00

36          3563985001  T3CI CAPABLE-3000 FINAL           2M3400  2M    15-Jun-85          364.31         364.31         0.00

36          426249301   SPIO FUNCTIONAL TESTER            2M3400  2M    15-Apr-93       45,537.25      23,527.58    22,009.67

36          3498587001  CPAR PWB BURN IN                  2M3400  2M    15-Dec-87        1,775.02       1,775.02         0.00

36          3460682001  T9610 CONTROLLER                  2M3400  2M    21-Oct-83        1,214.91       1,214.91         0.00

36          3472583002  MANUAL BURNIN #2                  2M3400  2M    15-Dec-83        2,894.80       2,894.80         0.00

36          3524884001  LEAR SIEGLER CRT                  2M3400  2M    15-Sep-84          500.00         500.00         0.00


36          4148891001  SMAD GENRAD TEST                    58.84         29.42          0.00

36          3498385003  ADD-BPAR GENRAD                      0.00          0.00          0.00

36          3498385006  ADD-MPTR GENRAD                      0.00          0.00          0.00

36          3483183002  SORENSEN PS STM28-                   0.00          0.00          0.00

36          4320393001  SPER BOARD TESTER                1,510.80        755.40     52,122.50

36          4154391001  SPIO/1 INCIRCUIT TESTER             58.79         29.40        323.37

36          4358494001  HP LASERJET 4 PLUS PRINTER          24.88         12.44      1,057.29

36          3424881001  PULSE GENERATOR                      0.00          0.00          0.00

36          3445582001  GENRAD 2270                          0.00          0.00          0.00

36          3472482001  SORENSEN PWR SUPPY                   0.00          0.00          0.00

36          3405180001  DIGITEC DPM                          0.00          0.00          0.00

36          3503583002  FLOPPY DISK                          0.00          0.00          0.00

36          4339994001  TX PTR CART CT-TPD-224               3.33          1.67        135.00

36          4171191001  XYLINX UNIV TEST BOX # 7            32.71         16.36        408.92

36          3402381001  QRD 30-1 PWR SUPLY                   0.00          0.00          0.00

36          4157691001  G4000 FINAL TEST STATION           148.46         74.23        816.54

36          4291593001  RINGS-THREAD GAGES                  23.02         11.51        725.17

36          3481283002  3000 RUN-IN #2                       0.00          0.00          0.00

36          3471683002  STATIC STROKE #1                     0.00          0.00          0.00

36          3520887001  ADD-ON SHEET FEEDER                  0.00          0.00          0.00

36          4360894001  STATIC TEST BOX                      6.25          3.12        277.96

36          3483983002  STATIC STRKE ADJ                     0.00          0.00          0.00

36          4243192001  SMIS FUNCTIONAL TEST ARRAY         930.15        465.08     22,788.72

36          4291393001  4470/90 PRINT HEAD TEST SYS        195.39         97.69      6,154.66

36          4154791001  SMIS GENRAD FIXTURE                 58.96         29.48        324.26

36          3493884001  DIGITAL MULTIMETER                   0.00          0.00          0.00

36          4170991001  XYLINX UNIV TEST BOX #2             19.75          9.88        246.87

36          3522487001  ADD-ON SHEET FEEDER                  0.00          0.00          0.00

36           H0002241   MOLEX INC BENCH CRIMPER M            0.00          0.00          0.00

36          4007588001  SSPC/SSBO BD.TEST/TROUBLS            0.00          0.00          0.00

36          3564185001  T3CI CAPABLE-3000 FINAL              0.00          0.00          0.00

36          3304880001  RIBBON WELDER                        0.00          0.00          0.00

36          3460882001  SCPU-APTR TESTER #2                  0.00          0.00          0.00

36          3402181001  TVFB TESTER                          0.00          0.00          0.00

36          3498385001  ADD-T3L/8 GENRAD                     0.00          0.00          0.00

36           H0005810   FLUKE 8000A DIGITAL MULTI            0.00          0.00          0.00

36          3425084001  ADD-50 PRINT HD RU                   0.00          0.00          0.00

36          4154191001  SSPS/1 GENRAD TESTER                37.05         18.53        203.78

36          3564085001  T3CI CAPABLE-3000 FINAL              0.00          0.00          0.00

36          4291293001  4470/90 PRINT HEAD TEST SYS        195.39         97.69      6,154.66

36          3414081001  T3PS TS STATION                      0.00          0.00          0.00

36          3483383002  SORENSEN PS SSD12-                   0.00          0.00          0.00

36          4273793001  TEST KIT                             3.74          1.87        113.93

36          3482884001  ADD-MINI UNIFACE #6T9610             0.00          0.00          0.00

36          3563985001  T3CI CAPABLE-3000 FINAL              0.00          0.00          0.00

36          426249301   SPIO FUNCTIONAL TESTER             758.95        379.48     21,630.19

36          3498587001  CPAR PWB BURN IN                     0.00          0.00          0.00

36          3460682001  T9610 CONTROLLER                     0.00          0.00          0.00

36          3472583002  MANUAL BURNIN #2                     0.00          0.00          0.00

36          3524884001  LEAR SIEGLER CRT                     0.00          0.00          0.00





                                      30

36          3563885001  T3CI CAPABLE-3000 FINAL           2M3400  2M    15-Jun-85          364.32         364.32         0.00

36          3483283002  SORENSEN PS STM28-                2M3400  2M    15-Dec-83          543.15         543.15         0.00

36          4158091001  SPCP/1, SMDP/6 TEST FIX           2M3136  2M    15-May-91        3,537.71       3,293.24       244.47

36          3500683002  ZERO POSITION FIX                 2M3400  2M    15-Dec-83        2,996.29       2,996.29         0.00

36          4167491001  XYLINX UNIV TEST BOX #5           2M3134  2M    15-Oct-91        3,701.89       3,023.22       678.67

36          4153891001  4000 FT STATION MODULE            2M3322  2M    15-May-91        4,741.14       4,188.01       553.13

36          3857887001  UNIVERSAL CONTROL PANEL           2M3400  2M    15-Dec-87       24,528.42      24,528.42         0.00

36          M00000481   CHATILLON MST-250 TENSILE         2M3400  2M    15-Feb-87        1,000.20       1,000.20         0.00

36          3467783002  TMS TESTER                        2M3400  2M    15-Dec-83       10,907.48      10,907.48         0.00

36          3504284001  ADD-RUN-IN TABLE #4               2M3400  2M    15-Feb-84           20.00          20.00         0.00

36          3468682001  T3C1/2 PWB TESTER                 2M3400  2M    21-Oct-83        5,771.45       5,771.45         0.00

36          3391581001  PIN INSERTION MACHINE             2M3400  2M    21-Oct-83       19,170.00      19,170.00         0.00

36          3500783002  STAT STROKE ADJ ST                2M3400  2M    15-Dec-83          270.72         270.72         0.00

36          4157891001  G4000 FINAL TEST STATION          2M3136  2M    15-May-91        9,440.90       9,440.90         0.00

36          3500284001  ADD-SPARE PARTS STATION           2M3400  2M    15-Feb-84          934.97         934.97         0.00

36          3562685001  T30/T200 PH GRIND SUPPLY          2M3400  2M    15-Jun-85          983.11         983.11         0.00

36          4339794001  POCKETSCAN CX/TWX TEST SYS        2M3400  2M    15-Apr-94        1,406.00         445.23       960.77

36          3482784001  ADD-MINI UNIFACE #41T9610         2M3400  2M    15-Mar-84           51.96          51.96         0.00

36          3960188001  TWINAX TEST ADAPTOR               2M3400  2M    15-Jun-88          563.85         563.85         0.00

36          3525384001  4 STATION RUN-IN                  2M3400  2M    15-Sep-84        5,261.80       5,261.80         0.00

36           H0002899   SIMPSON 464 DIGITAL MULTI         2M3400  2M    15-Feb-87          200.20         200.20         0.00

36          3429981001  SORENSEN QRD 20-4                 2M3400  2M    21-Oct-83        1,083.79       1,083.79         0.00

36          3400881001  T200 RO                           2M3400  2M    21-Oct-83        1,227.95       1,227.95         0.00

36          3278179001  L01 FORCE GAGE                    2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

36          4180092001  40 PIN SKT MOD                    2M3400  2M    15-Jun-92        8,696.28       6,065.07     2,631.21

36          4066589001  2ND PRINT MODULE 4470/90          2M3400  2M    15-Aug-89        4,752.39       4,752.39         0.00

36          3522784001  HARD DISK                         2M3400  2M    15-Sep-84        1,388.00       1,388.00         0.00

36          3459982001  ACPL/PPI TESTER                   2M3400  2M    21-Oct-83        1,405.16       1,405.16         0.00

36          3526084001  SORENSON POWER SUP                2M3400  2M    15-Sep-84        1,450.00       1,450.00         0.00

36          3400981001  T200 KSR                          2M3400  2M    21-Oct-83        1,339.13       1,339.13         0.00

36          3660986001  GANG PROGRAMMER                   2M3400  2M    15-Nov-86        1,495.00       1,495.00         0.00

36          3503884001  CSPC TESTER                       2M3400  2M    15-Feb-84          785.51         785.51         0.00

36          3482383002  HARD DISK                         2M3400  2M    15-Dec-83          287.55         287.55         0.00

36          3277979001  TT TESTER                         2M3400  2M    21-Oct-83          639.00         639.00         0.00

36          3498585001  ADD-BURN IN CONTROL               2M3400  2M    15-Jun-85        7,402.59       7,402.59         0.00

36          3637686001  UNIVERSAL INTERFACE               2M3400  2M    15-Aug-86       17,467.38      17,467.38         0.00

36          3498583002  BURN-IN CONTROL                   2M3400  2M    15-Dec-83       70,831.42      70,831.42         0.00

36          4290793001  PHOENIX HANGER QN/POCK SCAN       2M3400  2M    15-Jul-93          413.87         193.14       220.73

36          3773487001  CONDE VACUUM UNIT 5HP             2M3400  2M    15-May-87        1,866.40       1,866.40         0.00

36          4105289001  4470/90 CONTROL PANEL TES         2M3400  2M    15-Dec-89        5,692.59       5,692.59         0.00

36          3471582001  HEAD STATIC STROKE                2M3400  2M    21-Oct-83        2,081.66       2,081.66         0.00

36          3231878001  T465R SCOPE                       2M3400  2M    21-Oct-83        1,154.03       1,154.03         0.00

36          3459984001  ADD-ACPL/PPI TESTER               2M3400  2M    15-Dec-84        2,585.28       2,585.28         0.00

36          3498683002  SORENSEN POWER SUP                2M3400  2M    15-Dec-83          744.44         744.44         0.00

36          3525884001  SORENSON POWER SUP                2M3400  2M    15-Sep-84        1,165.00       1,165.00         0.00

36          3639487001  ADD-ON WATT METER                 2M3400  2M    15-Dec-87          272.32         272.32         0.00

36          3230478001  SIMPSON 464A                      2M3132  2M    21-Oct-83           87.54          87.54         0.00

36          3498384001  GENRAD 2270 TESTER                2M3400  2M    15-Feb-84      257,526.47     257,526.47         0.00

36          3432581001  SD PWB TESTER                     2M3400  2M    21-Oct-83        2,007.74       2,007.74         0.00

36          3473082001  3S6242AB0001A1                    2M3400  2M    21-Oct-83        2,875.50       2,875.50         0.00


36          3563885001  T3CI CAPABLE-3000 FINAL              0.00          0.00          0.00

36          3483283002  SORENSEN PS STM28-                   0.00          0.00          0.00

36          4158091001  SPCP/1, SMDP/6 TEST FIX             40.75         20.37        224.10

36          3500683002  ZERO POSITION FIX                    0.00          0.00          0.00

36          4167491001  XYLINX UNIV TEST BOX #5             61.70         30.85        647.82

36          4153891001  4000 FT STATION MODULE              79.02         39.51        513.62

36          3857887001  UNIVERSAL CONTROL PANEL              0.00          0.00          0.00

36          M00000481   CHATILLON MST-250 TENSILE            0.00          0.00          0.00

36          3467783002  TMS TESTER                           0.00          0.00          0.00

36          3504284001  ADD-RUN-IN TABLE #4                  0.00          0.00          0.00

36          3468682001  T3C1/2 PWB TESTER                    0.00          0.00          0.00

36          3391581001  PIN INSERTION MACHINE                0.00          0.00          0.00

36          3500783002  STAT STROKE ADJ ST                   0.00          0.00          0.00

36          4157891001  G4000 FINAL TEST STATION             0.00          0.00          0.00

36          3500284001  ADD-SPARE PARTS STATION              0.00          0.00          0.00

36          3562685001  T30/T200 PH GRIND SUPPLY             0.00          0.00          0.00

36          4339794001  POCKETSCAN CX/TWX TEST SYS          23.43         11.72        949.05

36          3482784001  ADD-MINI UNIFACE #41T9610            0.00          0.00          0.00

36          3960188001  TWINAX TEST ADAPTOR                  0.00          0.00          0.00

36          3525384001  4 STATION RUN-IN                     0.00          0.00          0.00

36           H0002899   SIMPSON 464 DIGITAL MULTI            0.00          0.00          0.00

36          3429981001  SORENSEN QRD 20-4                    0.00          0.00          0.00

36          3400881001  T200 RO                              0.00          0.00          0.00

36          3278179001  L01 FORCE GAGE                       0.00          0.00          0.00

36          4180092001  40 PIN SKT MOD                     138.49         69.24      2,561.97

36          4066589001  2ND PRINT MODULE 4470/90             0.00          0.00          0.00

36          3522784001  HARD DISK                            0.00          0.00          0.00

36          3459982001  ACPL/PPI TESTER                      0.00          0.00          0.00

36          3526084001  SORENSON POWER SUP                   0.00          0.00          0.00

36          3400981001  T200 KSR                             0.00          0.00          0.00

36          3660986001  GANG PROGRAMMER                      0.00          0.00          0.00

36          3503884001  CSPC TESTER                          0.00          0.00          0.00

36          3482383002  HARD DISK                            0.00          0.00          0.00

36          3277979001  TT TESTER                            0.00          0.00          0.00

36          3498585001  ADD-BURN IN CONTROL                  0.00          0.00          0.00

36          3637686001  UNIVERSAL INTERFACE                  0.00          0.00          0.00

36          3498583002  BURN-IN CONTROL                      0.00          0.00          0.00

36          4290793001  PHOENIX HANGER QN/POCK SCAN          6.90          3.45        217.28

36          3773487001  CONDE VACUUM UNIT 5HP                0.00          0.00          0.00

36          4105289001  4470/90 CONTROL PANEL TES            0.00          0.00          0.00

36          3471582001  HEAD STATIC STROKE                   0.00          0.00          0.00

36          3231878001  T465R SCOPE                          0.00          0.00          0.00

36          3459984001  ADD-ACPL/PPI TESTER                  0.00          0.00          0.00

36          3498683002  SORENSEN POWER SUP                   0.00          0.00          0.00

36          3525884001  SORENSON POWER SUP                   0.00          0.00          0.00

36          3639487001  ADD-ON WATT METER                    0.00          0.00          0.00

36          3230478001  SIMPSON 464A                         0.00          0.00          0.00

36          3498384001  GENRAD 2270 TESTER                   0.00          0.00          0.00

36          3432581001  SD PWB TESTER                        0.00          0.00          0.00

36          3473082001  3S6242AB0001A1                       0.00          0.00          0.00






                                      31

36          4167691001  ENHANCE G4000 VOLT CAP #2         2M3322  2M    15-Oct-91       10,878.43       8,884.05     1,994.38

36          4167591001  PRINT MODULE 4470/4490            2M3400  2M    15-Oct-91       15,269.76      12,328.30     2,941.46

36          3595185001  DRIVER SUPPLY (TMS)               2M3400  2M    15-Nov-85        1,500.00       1,500.00         0.00

36          3468882001  3000 HEAD TESTER                  2M3400  2M    21-Oct-83        8,783.06       8,783.06         0.00

36          3472082001  ACH PWB TESTER # 1                2M3400  2M    21-Oct-83        2,509.35       2,509.35         0.00

36          4184592001  POCKET SCAN TWINAX TEST BOX       2M3400  2M    15-Jul-92        1,376.99         918.00       458.99

36          3639486001  G3000 FINAL TEST                  2M3400  2M    15-Aug-86       13,516.43      13,516.43         0.00

36          4334294001  TTLB TEST BOARD                   2M3400  2M    15-Feb-94       29,847.52      10,446.64    19,400.88

36          3472882001  3S6242AB0001A1                    2M3400  2M    21-Oct-83        1,334.81       1,334.81         0.00

36          4104489001  SMMC TEST & TRBLSHOOT             2M3400  2M    15-Dec-89       23,019.01      23,019.01         0.00

36          3414483002  RUN-IN 30 STATATIO                2M3400  2M    15-Dec-83           78.14          78.14         0.00

36          4290393001  PHOENIX APPITURE ADJ STAT         2M3400  2M    15-Jul-93        2,095.66         977.98     1,117.68

36          3498385007  ADD-SMIH/3 GENRAD                 2M3400  2M    15-Nov-85        2,804.20       2,804.20         0.00

36          M00000395   CENTRONICS COIL WINDER W/         2M3400  2M    15-Feb-87        1,500.15       1,500.15         0.00

36          3460385001  ADD-ACL MANUAL TS                 2M3400  2M    15-Nov-85        3,293.80       3,293.80         0.00

36          3469782001  PESCHEL HIPOT S25Y                2M3400  2M    21-Oct-83        1,121.87       1,121.87         0.00

36          3405680001  T9610 8029-L-01644                2M3400  2M    21-Oct-83        1,075.14       1,075.14         0.00

36          3499083002  SORENSEN POWER SUP                2M3400  2M    15-Dec-83          744.44         744.44         0.00

36          4358394001  HP LASERJET 4 PLUS PRINTER        2M3802  2M    15-Aug-94        1,492.66         373.17     1,119.49

36          3524187001  ADD-ON WATT METER                 2M3400  2M    15-Dec-87          295.71         295.71         0.00

36          4119182001  PEM SERTER PRESS                  2M3400  2M    21-Oct-83        4,792.50       4,792.50         0.00

36          3382181001  CABLE TESTER                      2M3400  2M    21-Oct-83        1,136.81       1,136.81         0.00

36          4006088001  4470 PRINTHEAD TESTER TMS         2M3400  2M    15-Dec-88       34,213.30      34,213.30         0.00

36          3429581001  T2000 PWR SUP TEST                2M3400  2M    21-Oct-83        8,783.06       8,783.06         0.00

36          3471782001  STATIC STROKE # 2                 2M3400  2M    21-Oct-83          803.22         803.22         0.00

36          3638786001  ACH/6 BOARD HI POT TESTER         2M3400  2M    15-Aug-86        1,309.99       1,309.99         0.00

36          3461582001  PERSONALITY MODULE                2M3400  2M    21-Oct-83        1,258.84       1,258.84         0.00

36          4007288001  SSSC BOARD TEST/TROUBLESH         2M3400  2M    15-Dec-88        8,146.82       8,146.82         0.00

36          3498883002  SORENSEN POWER SUP                2M3400  2M    15-Dec-83          527.18         527.18         0.00

36          3536484001  SORENSON POWER SUPPLY             2M3400  2M    15-Dec-84        1,960.00       1,960.00         0.00

36          4141290001  UNIVERSAL PROGRAMMER              2M3400  2M    15-Dec-90        1,500.00       1,475.00        25.00

36          4340194001  TX PTR CART CT-TPD-224            2M3400  2M    15-Apr-94          200.00          63.33       136.67

36          3424581001  T2120 IMPACT TESTR                2M3400  2M    21-Oct-83        6,775.32       6,775.32         0.00

36           C0005022   GENRAD 2271 TESTER                2M3400  2M    15-Feb-87      133,364.73     133,364.73         0.00

36          3637786001  LCPS TEST & TS                    2M3400  2M    15-Aug-86        3,045.68       3,045.68         0.00

36           H0002720   HP DIGITAL VOLTMETER MOD          2M3400  2M    15-Feb-87        3,600.25       3,600.25         0.00

36          3404580001  VIDEO TERMINAL                    2M3400  2M    21-Oct-83        1,087.05       1,087.05         0.00

36          3472682001  3S6402AB0005A1                    2M3400  2M    21-Oct-83        1,336.56       1,336.56         0.00

36          4284593001  SWIFT MICROSCOPE                  2M3400  2M    15-Jun-93          807.81         390.44       417.37

36          4009488001  4000 GRINDER SUPPLY               2M3400  2M    15-Dec-88        3,772.42       3,772.42         0.00

36          3497484001  DIGITAL MULTIMETER                2M3400  2M    15-Feb-84          937.13         937.13         0.00

36          4167191001  XYLINX UNIV TEST BOX #3           2M3134  2M    15-Oct-91        4,073.02       3,326.30       746.72

36          3522284001  TROUBLESHOOT STATION              2M3400  2M    15-Sep-84        5,271.05       5,271.05         0.00

36          3860287001  T3CI ADAPTER 3000 UNIT TS         2M3400  2M    15-Dec-87          605.55         605.55         0.00

36          3526484001  3000 RUNIN TABLE 2                2M3400  2M    15-Sep-84        3,927.84       3,927.84         0.00

36          3469482001  T9610 CONTROLLER                  2M3400  2M    21-Oct-83        1,238.17       1,238.17         0.00

36          3500183002  MP15 LINEAR GAGE                  2M3400  2M    15-Dec-83          290.75         290.75         0.00

36          3541584001  SMSM TEST & TROUBLESHOOT          2M3400  2M    15-Dec-84       15,416.77      15,416.77         0.00

36          3498385009  ADD-ACH/6 GENRAD                  2M3400  2M    15-Nov-85        1,068.05       1,068.05         0.00

36          3472782001  3S6242AB0001A1                    2M3400  2M    21-Oct-83        1,334.81       1,334.81         0.00


36          4167691001  ENHANCE G4000 VOLT CAP #2          181.31         90.65      1,903.73

36          4167591001  PRINT MODULE 4470/4490             267.41        133.70      2,807.76

36          3595185001  DRIVER SUPPLY (TMS)                  0.00          0.00          0.00

36          3468882001  3000 HEAD TESTER                     0.00          0.00          0.00

36          3472082001  ACH PWB TESTER # 1                   0.00          0.00          0.00

36          4184592001  POCKET SCAN TWINAX TEST BOX         22.95         11.48        447.52

36          3639486001  G3000 FINAL TEST                     0.00          0.00          0.00

36          4334294001  TTLB TEST BOARD                    497.46        248.73     19,152.15

36          3472882001  3S6242AB0001A1                       0.00          0.00          0.00

36          4104489001  SMMC TEST & TRBLSHOOT                0.00          0.00          0.00

36          3414483002  RUN-IN 30 STATATIO                   0.00          0.00          0.00

36          4290393001  PHOENIX APPITURE ADJ STAT           34.93         17.46      1,100.22

36          3498385007  ADD-SMIH/3 GENRAD                    0.00          0.00          0.00

36          M00000395   CENTRONICS COIL WINDER W/            0.00          0.00          0.00

36          3460385001  ADD-ACL MANUAL TS                    0.00          0.00          0.00

36          3469782001  PESCHEL HIPOT S25Y                   0.00          0.00          0.00

36          3405680001  T9610 8029-L-01644                   0.00          0.00          0.00

36          3499083002  SORENSEN POWER SUP                   0.00          0.00          0.00

36          4358394001  HP LASERJET 4 PLUS PRINTER          24.88         12.44      1,107.05

36          3524187001  ADD-ON WATT METER                    0.00          0.00          0.00

36          4119182001  PEM SERTER PRESS                     0.00          0.00          0.00

36          3382181001  CABLE TESTER                         0.00          0.00          0.00

36          4006088001  4470 PRINTHEAD TESTER TMS            0.00          0.00          0.00

36          3429581001  T2000 PWR SUP TEST                   0.00          0.00          0.00

36          3471782001  STATIC STROKE # 2                    0.00          0.00          0.00

36          3638786001  ACH/6 BOARD HI POT TESTER            0.00          0.00          0.00

36          3461582001  PERSONALITY MODULE                   0.00          0.00          0.00

36          4007288001  SSSC BOARD TEST/TROUBLESH            0.00          0.00          0.00

36          3498883002  SORENSEN POWER SUP                   0.00          0.00          0.00

36          3536484001  SORENSON POWER SUPPLY                0.00          0.00          0.00

36          4141290001  UNIVERSAL PROGRAMMER                25.00         12.50          0.00

36          4340194001  TX PTR CART CT-TPD-224               3.33          1.67        135.00

36          3424581001  T2120 IMPACT TESTR                   0.00          0.00          0.00

36           C0005022   GENRAD 2271 TESTER                   0.00          0.00          0.00

36          3637786001  LCPS TEST & TS                       0.00          0.00          0.00

36           H0002720   HP DIGITAL VOLTMETER MOD             0.00          0.00          0.00

36          3404580001  VIDEO TERMINAL                       0.00          0.00          0.00

36          3472682001  3S6402AB0005A1                       0.00          0.00          0.00

36          4284593001  SWIFT MICROSCOPE                    13.46          6.73        410.64

36          4009488001  4000 GRINDER SUPPLY                  0.00          0.00          0.00

36          3497484001  DIGITAL MULTIMETER                   0.00          0.00          0.00

36          4167191001  XYLINX UNIV TEST BOX #3             67.88         33.94        712.78

36          3522284001  TROUBLESHOOT STATION                 0.00          0.00          0.00

36          3860287001  T3CI ADAPTER 3000 UNIT TS            0.00          0.00          0.00

36          3526484001  3000 RUNIN TABLE 2                   0.00          0.00          0.00

36          3469482001  T9610 CONTROLLER                     0.00          0.00          0.00

36          3500183002  MP15 LINEAR GAGE                     0.00          0.00          0.00

36          3541584001  SMSM TEST & TROUBLESHOOT             0.00          0.00          0.00

36          3498385009  ADD-ACH/6 GENRAD                     0.00          0.00          0.00

36          3472782001  3S6242AB0001A1                       0.00          0.00          0.00






                                      32

36          3541585001  ADD-SMSM TEST & TS                2M3400  2M    15-Nov-85          370.77         370.77         0.00

36          3469382001  GE-3000 RUN-IN #1                 2M3400  2M    21-Oct-83        2,219.87       2,219.87         0.00

36          3500083002  BASIC TOOL SCOPE                  2M3400  2M    15-Dec-83          293.94         293.94         0.00

36          3526184001  SORENSON POWER SUP                2M3400  2M    15-Sep-84        1,980.00       1,980.00         0.00

36          4009588001  POWER CONDITIONER                 2M3400  2M    15-Dec-88        9,995.00       9,995.00         0.00

36          3499783002  PESCHEL HIPOT P-2Y                2M3400  2M    15-Dec-83          351.45         351.45         0.00

36          3367787001  SMIM TEST & TS                    2M3400  2M    15-Dec-87       18,698.42      18,698.42         0.00

36          4290493001  PHPS/3 GENRAD FIXTURE             2M3400  2M    15-Jul-93        2,586.30       1,206.94     1,379.36

36          3459985001  ADD-ACPL/PPI TESTER               2M3400  2M    15-Jun-85        1,761.49       1,761.49         0.00

36          3351780001  RIBBON TESTER                     2M3400  2M    21-Oct-83           95.85          95.85         0.00

36          3976388001  COAX TEST ADAPTERS                2M3400  2M    15-Jun-88          563.85         563.85         0.00

36          4289093001  SMIS SPARE BD TEST STATION        2M3400  2M    15-Jul-93        6,049.77       2,823.23     3,226.54

36          3435281001  MICRO ANALYZER                    2M3400  2M    21-Oct-83        1,889.84       1,889.84         0.00

36          3525984001  SORENSON POWER SUP                2M3400  2M    15-Sep-84        1,165.00       1,165.00         0.00

36          4182092001  (20) UNIT BOARD RUN IN SYS        2M3400  2M    15-Jun-92       84,385.82      59,643.06    24,742.76

36          4409395001  HPK LASERJET PRINTER              2M3802  2M    15-Feb-95        4,195.00         629.25     3,565.75

36          3503883002  SCPC TESTER                       2M3400  2M    15-Dec-83        1,081.87       1,081.87         0.00

36          4336494001  SMPE/6 PWB INCIRCUIT TEST         2M3400  2M    15-Mar-94        2,370.40         790.14     1,580.26

36          4104689001  4000 ACTUATOR ADJ. STN.           2M3400  2M    15-Dec-89       29,704.96      29,704.96         0.00

36          4291093001  PYPDL HANGER QUEEN                2M3400  2M    15-Jul-93        7,206.35       3,362.96     3,843.39

36          4065289001  CONTROL PANEL TESTER              2M3400  2M    15-Aug-89        5,341.89       5,341.89         0.00

36          3666787001  ADD-ON PPPM TEST & TS#2           2M3400  2M    15-Apr-87        1,826.96       1,826.96         0.00

36          4179992001  1010 DUP CONTROL MODULE           2M3400  2M    15-Jun-92        2,813.54       1,988.59       824.95

36          3498385002  ADD-CGPU GENRAD                   2M3400  2M    15-Jun-85        1,492.53       1,492.53         0.00

36          3498385005  ADD-SMSM/2 GENRAD                 2M3400  2M    15-Nov-85        2,180.61       2,180.61         0.00

36          3472382001  SORENSEN PWR SUPPY                2M3400  2M    21-Oct-83        1,354.47       1,354.47         0.00

36          3498385008  ADD-SMMC/4 GENRAD                 2M3400  2M    15-Nov-85        2,091.57       2,091.57         0.00

36          3859187001  BULL A3 SWITCH SELECT INT         2M3400  2M    15-Dec-87          487.60         487.60         0.00

36          4190592001  G4470/90 SPARES BURN IN SYS       2M3400  2M    15-Sep-92       51,077.79      32,179.15    18,898.64

36           C0006015   GENRAD 2271 TESTER                2M3400  2M    15-Feb-87      100,000.15     100,000.15         0.00

36          3639686001  MINI UNIFACE #14                  2M3400  2M    15-Aug-86        2,489.99       2,489.99         0.00

36           H0002728   CRANE LAPMASTER 24 LAPPIN         2M3400  2M    15-Feb-87        6,500.20       6,500.20         0.00

36          3861087001  BULL A3 SWITCH SELECT.INT         2M3400  2M    15-Dec-87          552.56         552.56         0.00

36          3498385010  ADD-AWDR/4 GENRAD                 2M3400  2M    15-Nov-85        1,227.26       1,227.26         0.00

36          3353180001  ELECTRONIC GAGE                   2M3400  2M    21-Oct-83        1,161.93       1,161.93         0.00

36          4290893001  PYPD2 BD GENRAD FIXTURE           2M3400  2M    15-Jul-93        2,868.56       1,338.67     1,529.89

36          4290593001  PHPS/3 GENRAD FIXTURE             2M3400  2M    15-Jul-93        2,586.30       1,206.94     1,379.36

36          3594085001  SEAGATE HARD DISK DRIVE           2M3400  2M    15-Nov-85          745.72         745.72         0.00

36          3538084001  SORENSON PS QRD 204               2M3400  2M    15-Dec-84          550.00         550.00         0.00

36          4289993001  SPCP/2 INCIRCUIT TEST FIXTURE     2M3400  2M    15-Jul-93        3,034.95       1,416.31     1,618.64

36          4373295001  LEXMART 4029 PRINTER              2M3802  2M    15-Jan-95        1,441.34         264.24     1,177.10

36          4155691001  GENRAD FOR CHCP PWBA              2M3322  2M    15-May-91        6,099.00       5,677.53       421.47

36          3595085001  G4000 PRE ADJUST (TMS)            2M3400  2M    15-Nov-85        9,833.15       9,833.15         0.00

36          3666886001  EMULATOR                          2M3400  2M    15-Dec-86        7,450.00       7,450.00         0.00

36          3537184001  APTR/5 TEST & TRBLSHOOT           2M3400  2M    15-Dec-84       12,500.36      12,500.36         0.00

36          3537884001  SORENSON PS QRD 204               2M3400  2M    15-Dec-84          550.00         550.00         0.00

36          3471783002  STATIC STROKE #2                  2M3400  2M    15-Dec-83          193.42         193.42         0.00

36          3503483002  AC POWER SUPPLY                   2M3400  2M    15-Dec-83        2,492.10       2,492.10         0.00

36          3667486001  600 LPM G4000                     2M3400  2M    15-Dec-86        2,634.65       2,634.65         0.00

36          4008888001  SMHI TESTER                       2M3400  2M    15-Dec-88        4,454.81       4,454.81         0.00


36          3541585001  ADD-SMSM TEST & TS                   0.00          0.00          0.00

36          3469382001  GE-3000 RUN-IN #1                    0.00          0.00          0.00

36          3500083002  BASIC TOOL SCOPE                     0.00          0.00          0.00

36          3526184001  SORENSON POWER SUP                   0.00          0.00          0.00

36          4009588001  POWER CONDITIONER                    0.00          0.00          0.00

36          3499783002  PESCHEL HIPOT P-2Y                   0.00          0.00          0.00

36          3367787001  SMIM TEST & TS                       0.00          0.00          0.00

36          4290493001  PHPS/3 GENRAD FIXTURE               43.10         21.55      1,357.81

36          3459985001  ADD-ACPL/PPI TESTER                  0.00          0.00          0.00

36          3351780001  RIBBON TESTER                        0.00          0.00          0.00

36          3976388001  COAX TEST ADAPTERS                   0.00          0.00          0.00

36          4289093001  SMIS SPARE BD TEST STATION         100.83         50.42      3,176.13

36          3435281001  MICRO ANALYZER                       0.00          0.00          0.00

36          3525984001  SORENSON POWER SUP                   0.00          0.00          0.00

36          4182092001  (20) UNIT BOARD RUN IN SYS       1,302.25        651.13     24,091.64

36          4409395001  HPK LASERJET PRINTER                57.20         28.60      3,537.15

36          3503883002  SCPC TESTER                          0.00          0.00          0.00

36          4336494001  SMPE/6 PWB INCIRCUIT TEST           39.51         19.75      1,560.51

36          4104689001  4000 ACTUATOR ADJ. STN.              0.00          0.00          0.00

36          4291093001  PYPDL HANGER QUEEN                 120.11         60.05      3,783.34

36          4065289001  CONTROL PANEL TESTER                 0.00          0.00          0.00

36          3666787001  ADD-ON PPPM TEST & TS#2              0.00          0.00          0.00

36          4179992001  1010 DUP CONTROL MODULE             43.42         21.71        803.24

36          3498385002  ADD-CGPU GENRAD                      0.00          0.00          0.00

36          3498385005  ADD-SMSM/2 GENRAD                    0.00          0.00          0.00

36          3472382001  SORENSEN PWR SUPPY                   0.00          0.00          0.00

36          3498385008  ADD-SMMC/4 GENRAD                    0.00          0.00          0.00

36          3859187001  BULL A3 SWITCH SELECT INT            0.00          0.00          0.00

36          4190592001  G4470/90 SPARES BURN IN SYS        859.03        429.52     18,469.13

36           C0006015   GENRAD 2271 TESTER                 955.13        477.56          0.00

36          3639686001  MINI UNIFACE #14                     0.00          0.00          0.00

36           H0002728   CRANE LAPMASTER 24 LAPPIN            0.00          0.00          0.00

36          3861087001  BULL A3 SWITCH SELECT.INT            0.00          0.00          0.00

36          3498385010  ADD-AWDR/4 GENRAD                    0.00          0.00          0.00

36          3353180001  ELECTRONIC GAGE                      0.00          0.00          0.00

36          4290893001  PYPD2 BD GENRAD FIXTURE             47.81         23.91      1,505.99

36          4290593001  PHPS/3 GENRAD FIXTURE               43.10         21.55      1,357.81

36          3594085001  SEAGATE HARD DISK DRIVE              0.00          0.00          0.00

36          3538084001  SORENSON PS QRD 204                  0.00          0.00          0.00

36          4289993001  SPCP/2 INCIRCUIT TEST FIXTURE       50.58         25.29      1,593.35

36          4373295001  LEXMART 4029 PRINTER                24.02         12.01      1,165.09

36          4155691001  GENRAD FOR CHCP PWBA                70.25         35.12        386.35

36          3595085001  G4000 PRE ADJUST (TMS)               0.00          0.00          0.00

36          3666886001  EMULATOR                             0.00          0.00          0.00

36          3537184001  APTR/5 TEST & TRBLSHOOT              0.00          0.00          0.00

36          3537884001  SORENSON PS QRD 204                  0.00          0.00          0.00

36          3471783002  STATIC STROKE #2                     0.00          0.00          0.00

36          3503483002  AC POWER SUPPLY                      0.00          0.00          0.00

36          3667486001  600 LPM G4000                        0.00          0.00          0.00

36          4008888001  SMHI TESTER                          0.00          0.00          0.00





                                      33

36          3500684001  ADD-ZERO POSITION FIXTURE         2M3400  2M    15-Feb-84            4.40           4.40         0.00

36          3500283002  SPARE PART STATION                2M3400  2M    15-Dec-83        7,263.17       7,263.17         0.00

36          4156391001  GENRAD PHOM/2 FIXTURE             2M3322  2M    15-May-91          284.02         264.39        19.63

36          4184792001  SMAD FUNCTIONAL TEST ARRAY        2M3400  2M    15-Jul-92       35,506.85      23,883.49    11,623.36

36          3427181001  T9610 CONTROLLER                  2M3400  2M    21-Oct-83        1,207.63       1,207.63         0.00

36          3536984001  CPU TROUBLESHOOT #3               2M3400  2M    15-Dec-84       12,357.67      12,357.67         0.00

36          3364181001  ADD-T2000 FINAL TS                2M3400  2M    21-Oct-83            0.00           0.00         0.00

36          3467784001  ADD-TMS TESTER                    2M3400  2M    15-Mar-84        7,040.08       7,040.08         0.00

36          3498483002  TENNY CHAMBER                     2M3400  2M    15-Dec-83       32,638.26      32,638.26         0.00

36          3542287001  SMPI/273 SMDP-SMPI TEST           2M3400  2M    15-Dec-87        7,002.47       7,002.47         0.00

36          3546084001  ACH INITIAL TEST                  2M3400  2M    15-Dec-84        1,295.67       1,295.67         0.00

36          4155991001  GENRAD FOR JCPU                   2M3328  2M    15-May-91        5,864.25       5,458.99       405.26

36          3468884001  ADD-3000 HEAD TEST                2M3400  2M    15-Mar-84        3,821.14       3,821.14         0.00

36          3429584001  ADD-T2000 PWR SUP                 2M3400  2M    15-Mar-84        3,707.83       3,707.83         0.00

36          3536584001  SORENSON POWER SUPPLY             2M3400  2M    15-Dec-84        1,960.00       1,960.00         0.00

36           C0003967   HEAD TESTER                       2M3400  2M    15-Feb-87          500.25         500.25         0.00

36          4431895001  HP LASERJET 4SI PRINTER           2M3802  2M    15-Aug-95        3,420.45         171.02     3,249.43

36          4290293001  PHOENIX BREAK APART STAT          2M3400  2M    15-Jul-93        5,999.82       2,799.92     3,199.90

36           C0005633   GENRAD 2271 TESTER                2M3400  2M    15-Feb-87      120,000.15     120,000.15         0.00

36          3426981001  T9610 CONTROLLER                  2M3400  2M    21-Oct-83          830.70         830.70         0.00

36          3473382001  3S6242AB0001A1                    2M3400  2M    21-Oct-83        1,334.81       1,334.81         0.00

36          3543084001  HARD DISK                         2M3400  2M    15-Dec-84        1,150.00       1,150.00         0.00

36          3523284001  PESCHEL HI-POT S25                2M3400  2M    15-Sep-84          715.00         715.00         0.00

36          3538784001  4000 ACTUATOR RUN-IN              2M3400  2M    15-Dec-84       33,094.75      33,094.75         0.00

36          3468685001  ADD-T3CI/2 TESTER                 2M3400  2M    15-Jun-85        1,490.90       1,490.90         0.00

36          3459985002  ADD-ACPL TEST & TS                2M3400  2M    15-Jun-85        1,809.00       1,809.00         0.00

36          4423895001  DENSITOMETER 117V/50-60MH         2M3400  2M    15-Jul-95       14,532.65         968.84    13,563.81

36          3471682001  STATIC STROKE # 1                 2M3400  2M    21-Oct-83          511.20         511.20         0.00

36          3503983002  LCCP TESTER                       2M3400  2M    15-Dec-83        1,366.40       1,366.40         0.00

36          3460082001  TROUBLESHOOT STATN                2M3400  2M    21-Oct-83        4,667.26       4,667.26         0.00

36          3563285001  PC 3024 PRINTER                   2M3400  2M    15-Jun-85          826.77         826.77         0.00

36          4339894001  CX PTR CART CT-CPD-222            2M3400  2M    15-Apr-94          200.00          63.33       136.67

36          3562785001  T200 PRINTHEAD TESTER-TMS         2M3400  2M    15-Jun-85       15,585.17      15,585.17         0.00

36          4067689001  CABLE CHECKER - GENRAD            2M3400  2M    15-Aug-89          290.42         290.42         0.00

36          3857387001  OSCILLOSCOPE S/O 742244           2M3400  2M    15-Dec-87        3,400.00       3,400.00         0.00

36          3504383002  T9610 CONTROLLER                  2M3400  2M    15-Dec-83          172.53         172.53         0.00

36          3502884001  STD BUS FINAL TEST                2M3400  2M    15-Feb-84        9,740.25       9,740.25         0.00

36          3471583002  HEAD STATIC STROKE                2M3400  2M    15-Dec-83          498.02         498.02         0.00

36           H0002234   ENBANKS WIRE CUTTER MOD 0         2M3400  2M    15-Feb-87          800.25         800.25         0.00

36          3415181001  WATERS TORQE WATCH                2M3400  2M    21-Oct-83        1,076.08       1,076.08         0.00

36          3250879001  CRT TERMINAL                      2M3400  2M    21-Oct-83          479.25         479.25         0.00

36          4158191001  SPSC TEST & TS STATION            2M3136  2M    15-May-91       13,134.78      12,227.09       907.69

36          3427281001  WORKAROUND UNIT                   2M3400  2M    21-Oct-83        1,290.98       1,290.98         0.00

36          3278079001  TENSILE GRIP                      2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

36          3546384001  DATA GENERATOR                    2M3400  2M    15-Dec-84          354.90         354.90         0.00

36          3367480001  ANALYZER                          2M3400  2M    21-Oct-83        1,843.82       1,843.82         0.00

36          3592285001  SPSM TEST & TS                    2M3400  2M    15-Nov-85        9,640.32       9,640.32         0.00

36          3999688001  SPSM HIPOT FIXTURE                2M3400  2M    15-Dec-88          284.00         284.00         0.00

36          3976488001  COAX TEST ADAPTERS                2M3400  2M    15-Jun-88          563.85         563.85         0.00

36           H0005756   FLUKE 8000A DIGITAL MULTI         2M3400  2M    15-Feb-87          425.20         425.20         0.00


36          3500684001  ADD-ZERO POSITION FIXTURE            0.00          0.00          0.00

36          3500283002  SPARE PART STATION                   0.00          0.00          0.00

36          4156391001  GENRAD PHOM/2 FIXTURE                3.27          1.64         17.99

36          4184792001  SMAD FUNCTIONAL TEST ARRAY         581.17        290.58     11,332.78

36          3427181001  T9610 CONTROLLER                     0.00          0.00          0.00

36          3536984001  CPU TROUBLESHOOT #3                  0.00          0.00          0.00

36          3364181001  ADD-T2000 FINAL TS                   0.00          0.00          0.00

36          3467784001  ADD-TMS TESTER                       0.00          0.00          0.00

36          3498483002  TENNY CHAMBER                        0.00          0.00          0.00

36          3542287001  SMPI/273 SMDP-SMPI TEST              0.00          0.00          0.00

36          3546084001  ACH INITIAL TEST                     0.00          0.00          0.00

36          4155991001  GENRAD FOR JCPU                     67.54         33.77        371.49

36          3468884001  ADD-3000 HEAD TEST                   0.00          0.00          0.00

36          3429584001  ADD-T2000 PWR SUP                    0.00          0.00          0.00

36          3536584001  SORENSON POWER SUPPLY                0.00          0.00          0.00

36           C0003967   HEAD TESTER                          0.00          0.00          0.00

36          4431895001  HP LASERJET 4SI PRINTER             15.55          7.77      3,241.66

36          4290293001  PHOENIX BREAK APART STAT           100.00         50.00      3,149.90

36           C0005633   GENRAD 2271 TESTER               1,146.15        573.08          0.00

36          3426981001  T9610 CONTROLLER                     0.00          0.00          0.00

36          3473382001  3S6242AB0001A1                       0.00          0.00          0.00

36          3543084001  HARD DISK                            0.00          0.00          0.00

36          3523284001  PESCHEL HI-POT S25                   0.00          0.00          0.00

36          3538784001  4000 ACTUATOR RUN-IN                 0.00          0.00          0.00

36          3468685001  ADD-T3CI/2 TESTER                    0.00          0.00          0.00

36          3459985002  ADD-ACPL TEST & TS                   0.00          0.00          0.00

36          4423895001  DENSITOMETER 117V/50-60MH           88.08         44.04     13,519.77

36          3471682001  STATIC STROKE # 1                    0.00          0.00          0.00

36          3503983002  LCCP TESTER                          0.00          0.00          0.00

36          3460082001  TROUBLESHOOT STATN                   0.00          0.00          0.00

36          3563285001  PC 3024 PRINTER                      0.00          0.00          0.00

36          4339894001  CX PTR CART CT-CPD-222               3.33          1.67        135.00

36          3562785001  T200 PRINTHEAD TESTER-TMS            0.00          0.00          0.00

36          4067689001  CABLE CHECKER - GENRAD               0.00          0.00          0.00

36          3857387001  OSCILLOSCOPE S/O 742244              0.00          0.00          0.00

36          3504383002  T9610 CONTROLLER                     0.00          0.00          0.00

36          3502884001  STD BUS FINAL TEST                   0.00          0.00          0.00

36          3471583002  HEAD STATIC STROKE                   0.00          0.00          0.00

36           H0002234   ENBANKS WIRE CUTTER MOD 0            0.00          0.00          0.00

36          3415181001  WATERS TORQE WATCH                   0.00          0.00          0.00

36          3250879001  CRT TERMINAL                         0.00          0.00          0.00

36          4158191001  SPSC TEST & TS STATION             151.28         75.64        832.05

36          3427281001  WORKAROUND UNIT                      0.00          0.00          0.00

36          3278079001  TENSILE GRIP                         0.00          0.00          0.00

36          3546384001  DATA GENERATOR                       0.00          0.00          0.00

36          3367480001  ANALYZER                             0.00          0.00          0.00

36          3592285001  SPSM TEST & TS                       0.00          0.00          0.00

36          3999688001  SPSM HIPOT FIXTURE                   0.00          0.00          0.00

36          3976488001  COAX TEST ADAPTERS                   0.00          0.00          0.00

36           H0005756   FLUKE 8000A DIGITAL MULTI            0.00          0.00          0.00





                                      34

36          3414981001  ANALOG FILTER                     2M3324  2M    21-Oct-83        1,277.15       1,277.15         0.00

36          4266493001  PHOENIX CONFIGURATION TESTER      2M3400  2M    15-Apr-93        6,228.31       3,217.96     3,010.35

36          4157991001  SMTS/1, SMHS/1, SMSI TEST FIX     2M3136  2M    15-May-91        5,535.27       5,152.75       382.52

36          3277879001  D50 FORCE GAGE                    2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

36          3592288001  ADD-ON  #3592285001               2M3400  2M    15-Dec-88          752.00         752.00         0.00

36          4352394001  TTMI/3 BD FOR 2271 GENRAD         2M3400  2M    15-Jun-94        2,126.25         602.44     1,523.81

36          3367380001  ANALYZER                          2M3400  2M    21-Oct-83        1,869.72       1,869.72         0.00

36          3976288001  COAX TEST ADAPTERS                2M3400  2M    15-Jun-88          563.85         563.85         0.00

36          3541785001  ADD-SHAD TEST & TS                2M3400  2M    15-Jun-85          271.24         271.24         0.00

36          4141490001  E PROM ERASING STSTEM             2M3400  2M    15-Dec-90          500.00         491.66         8.34

36          3382081001  XPS TESTER                        2M3400  2M    21-Oct-83          958.50         958.50         0.00

36          4431795001  HP LASERJET 4SI PRINTER           2M3802  2M    15-Aug-95        3,420.45         171.02     3,249.43

36          3975788001  COAX TEST ADAPTERS                2M3400  2M    15-Jun-88          563.85         563.85         0.00

36          3537185001  ADD-APRT/5 TEST & TS              2M3400  2M    15-Jun-85          705.24         705.24         0.00

36          4066189001  3RD PRINT MODULE 4470/90          2M3400  2M    15-Aug-89          845.15         845.15         0.00

36          3526284001  MOTOR ORIENT FIXTU                2M3400  2M    15-Sep-84        3,146.47       3,146.47         0.00

36          3402581001  QRD 30-1 PWR SUPLY                2M3400  2M    21-Oct-83          191.70         191.70         0.00

36          3538788001  ADD-ON #3538784001                2M3400  2M    15-Dec-88        1,940.00       1,940.00         0.00

36          3536784001  TRANSFORMER                       2M3400  2M    15-Dec-84          404.65         404.65         0.00

36           H0001605   B&L TELEBINOCULAR STEREO          2M3400  2M    15-Feb-87          600.25         600.25         0.00

36          3537484001  AUTO POWER SUPPLY TESTER          2M3400  2M    15-Dec-84       16,551.40      16,551.40         0.00

36          3563185001  MINI UNIFACE #13-T9610            2M3400  2M    15-Jun-85        2,000.00       2,000.00         0.00

36          3859687001  SPSA TEST & TS                    2M3400  2M    15-Dec-87        5,739.46       5,739.46         0.00

36          M00000250   ASSOCIATED RESEARCH HYPOT         2M3400  2M    15-Feb-87          325.25         325.25         0.00

36          4065989001  SEALTIME STN 4000 PRMDSYS         2M3400  2M    15-Aug-89       15,018.24      15,018.24         0.00

36          3526584001  MINIFACE #10                      2M3400  2M    15-Sep-84        2,399.61       2,399.61         0.00

36          4266393001  PHOENIX POWER SUPPLY TESTER       2M3400  2M    15-Apr-93        3,754.92       1,940.04     1,814.88

36          M00000328   ZENDEX CONTROLLER PN-7N66         2M3400  2M    15-Feb-87          425.20         425.20         0.00

36          4105489001  4490 PRINT MODULE TESTER          2M3400  2M    15-Dec-89        6,694.95       6,694.95         0.00

36          3424781001  HP5302A COUNTER                   2M3400  2M    21-Oct-83        1,244.56       1,244.56         0.00

36          4167791001  ENHANCE VOLT CAP #3               2M3322  2M    15-Oct-91        6,488.22       5,294.77     1,193.45

36          3519784001  G3000 PC INITIAL                  2M3400  2M    15-Sep-84        2,994.46       2,994.46         0.00

36          3502883002  ADD-STD BUS FINAL TEST #2         2M3400  2M    15-Dec-83        3,435.72       3,435.72         0.00

36          3416581001  T3E BOARD TESTER                  2M3400  2M    21-Oct-83        1,316.87       1,316.87         0.00

36          3415981001  POWER SUPPLY                      2M3400  2M    21-Oct-83          191.70         191.70         0.00

36           H0001607   BLUE M CO OV-18-A OVEN #R         2M3400  2M    15-Feb-87          600.20         600.20         0.00

36          3467782001  TMS TESTER                        2M3400  2M    21-Oct-83        6,390.00       6,390.00         0.00

36          3538184001  SORENSON PWR SUPPLY DCR           2M3400  2M    15-Dec-84        1,916.75       1,916.75         0.00

36          4333794001  SMIS FUNCTIONAL TEST ARRAY        2M3400  2M    15-Feb-94       77,362.12      44,144.56    33,217.56

36          3460382001  APSS PWB TESTER                   2M3400  2M    21-Oct-83        5,771.45       5,771.45         0.00

36          3542684001  TOOLMAKERS MICROSCOPE             2M3400  2M    15-Dec-84        5,931.36       5,931.36         0.00

36          4007488001  SORENSEN POWER SUPPLY             2M3400  2M    15-Dec-88        3,481.42       3,481.42         0.00

36          3472582001  MANUAL BURN-IN #2                 2M3400  2M    21-Oct-83       53,924.84      53,924.84         0.00

36          3543384001  HARD DISK                         2M3400  2M    15-Dec-84        1,150.00       1,150.00         0.00

36          3429585002  ADD-ACL TEST HEAD                 2M3400  2M    15-Nov-85        6,215.60       6,215.60         0.00

36          4334094001  QMS TEST BOARD                    2M3400  2M    15-Feb-94       22,606.49       7,912.27    14,694.22

36          3468684001  ADD-T3C1/2 PWB TEST               2M3400  2M    15-Dec-84          472.64         472.64         0.00

36          4340694001  RADIUSING DEBURRING FIXTURE       2M3400  2M    15-Apr-94        5,370.00       1,700.50     3,669.50

36          4065889001  ACTUATOR ADJ STN 4000 PMD         2M3400  2M    15-Aug-89       27,543.75      27,543.75         0.00

36          4093790001  PRINT MODULE QUALITY FIXT         2M3400  2M    15-Mar-90        6,145.81       6,145.81         0.00


36          3414981001  ANALOG FILTER                        0.00          0.00          0.00

36          4266493001  PHOENIX CONFIGURATION TESTER       103.81         51.90      2,958.45

36          4157991001  SMTS/1, SMHS/1, SMSI TEST FIX       63.75         31.88        350.64

36          3277879001  D50 FORCE GAGE                       0.00          0.00          0.00

36          3592288001  ADD-ON  #3592285001                  0.00          0.00          0.00

36          4352394001  TTMI/3 BD FOR 2271 GENRAD           35.44         17.72      1,506.09

36          3367380001  ANALYZER                             0.00          0.00          0.00

36          3976288001  COAX TEST ADAPTERS                   0.00          0.00          0.00

36          3541785001  ADD-SHAD TEST & TS                   0.00          0.00          0.00

36          4141490001  E PROM ERASING STSTEM                8.33          4.17          0.00

36          3382081001  XPS TESTER                           0.00          0.00          0.00

36          4431795001  HP LASERJET 4SI PRINTER             15.55          7.77      3,241.66

36          3975788001  COAX TEST ADAPTERS                   0.00          0.00          0.00

36          3537185001  ADD-APRT/5 TEST & TS                 0.00          0.00          0.00

36          4066189001  3RD PRINT MODULE 4470/90             0.00          0.00          0.00

36          3526284001  MOTOR ORIENT FIXTU                   0.00          0.00          0.00

36          3402581001  QRD 30-1 PWR SUPLY                   0.00          0.00          0.00

36          3538788001  ADD-ON #3538784001                   0.00          0.00          0.00

36          3536784001  TRANSFORMER                          0.00          0.00          0.00

36           H0001605   B&L TELEBINOCULAR STEREO             0.00          0.00          0.00

36          3537484001  AUTO POWER SUPPLY TESTER             0.00          0.00          0.00

36          3563185001  MINI UNIFACE #13-T9610               0.00          0.00          0.00

36          3859687001  SPSA TEST & TS                       0.00          0.00          0.00

36          M00000250   ASSOCIATED RESEARCH HYPOT            0.00          0.00          0.00

36          4065989001  SEALTIME STN 4000 PRMDSYS            0.00          0.00          0.00

36          3526584001  MINIFACE #10                         0.00          0.00          0.00

36          4266393001  PHOENIX POWER SUPPLY TESTER         62.58         31.29      1,783.59

36          M00000328   ZENDEX CONTROLLER PN-7N66            0.00          0.00          0.00

36          4105489001  4490 PRINT MODULE TESTER             0.00          0.00          0.00

36          3424781001  HP5302A COUNTER                      0.00          0.00          0.00

36          4167791001  ENHANCE VOLT CAP #3                108.50         54.25      1,139.20

36          3519784001  G3000 PC INITIAL                     0.00          0.00          0.00

36          3502883002  ADD-STD BUS FINAL TEST #2            0.00          0.00          0.00

36          3416581001  T3E BOARD TESTER                     0.00          0.00          0.00

36          3415981001  POWER SUPPLY                         0.00          0.00          0.00

36           H0001607   BLUE M CO OV-18-A OVEN #R            0.00          0.00          0.00

36          3467782001  TMS TESTER                           0.00          0.00          0.00

36          3538184001  SORENSON PWR SUPPLY DCR              0.00          0.00          0.00

36          4333794001  SMIS FUNCTIONAL TEST ARRAY       1,307.25        653.62     32,563.94

36          3460382001  APSS PWB TESTER                      0.00          0.00          0.00

36          3542684001  TOOLMAKERS MICROSCOPE                0.00          0.00          0.00

36          4007488001  SORENSEN POWER SUPPLY                0.00          0.00          0.00

36          3472582001  MANUAL BURN-IN #2                    0.00          0.00          0.00

36          3543384001  HARD DISK                            0.00          0.00          0.00

36          3429585002  ADD-ACL TEST HEAD                    0.00          0.00          0.00

36          4334094001  QMS TEST BOARD                     376.77        188.39     14,505.83

36          3468684001  ADD-T3C1/2 PWB TEST                  0.00          0.00          0.00

36          4340694001  RADIUSING DEBURRING FIXTURE         89.50         44.75      3,624.75

36          4065889001  ACTUATOR ADJ STN 4000 PMD            0.00          0.00          0.00

36          4093790001  PRINT MODULE QUALITY FIXT           27.94         13.97          0.00





                                      35

36          3667687001  ADD ON-4000 SHROUD TESTER         2M3136  2M    15-Apr-87          217.24         217.24         0.00

36          3468883002  3000 HEAD TESTER                  2M3400  2M    15-Dec-83        3,004.98       3,004.98         0.00

36          3522484001  STD BUS FINAL TEST                2M3400  2M    15-Sep-84        5,639.05       5,639.05         0.00

36          3537984001  SORENSON PS QRD 402               2M3400  2M    15-Dec-84          550.00         550.00         0.00

36          3430081001  SORENSEN QRD 20-4                 2M3400  2M    21-Oct-83        1,083.79       1,083.79         0.00

36           H0004519   PRO LOG M-980 PROM PROGRA         2M3400  2M    15-Feb-87        1,000.20       1,000.20         0.00

36          3429284001  ADD-TENNY CHAMBER                 2M3400  2M    15-Sep-84          901.27         901.27         0.00

36           H0001604   NIKON 5-OBJECT STEREO MIC         2M3400  2M    15-Feb-87        1,300.15       1,300.15         0.00

36          4171491001  PHOENIX FINAL XLINX               2M3400  2M    15-Dec-91       13,702.47      10,733.60     2,968.87

36          3858587001  SMST TEST & TS                    2M3400  2M    15-Dec-87       12,391.15      12,391.15         0.00

36          3525684001  RANSCO CHAMBER                    2M3400  2M    15-Sep-84       86,760.00      86,760.00         0.00

36          M00000385   CENTRONICS LW 400/800/120         2M3400  2M    15-Feb-87        2,400.15       2,400.15         0.00

36          3506384001  MILLENNIUM MOLD                   2M3400  2M    15-Mar-84        7,450.00       7,450.00         0.00

36          3364280001  T3L/2 SPARE PARTS                 2M3400  2M    21-Oct-83        4,416.77       4,416.77         0.00

36          3544084001  ANACOM DATA GENERATOR             2M3400  2M    15-Dec-84          386.18         386.18         0.00

36          3468782001  T9610 CONTROLLER                  2M3400  2M    21-Oct-83        1,284.08       1,284.08         0.00

36          3483083002  16 HEAD DH RUN IN                 2M3400  2M    15-Dec-83        8,843.01       8,843.01         0.00

36          3857287001  SMIH TEST & TS                    2M3400  2M    15-Dec-87       11,721.28      11,721.28         0.00

36          3667386001  300 LPM G4000                     2M3400  2M    15-Dec-86        2,634.66       2,634.66         0.00


TYPE 36 SUBTOTAL                                                                     3,533,713.75   3,107,483.13   426,230.62


50          4316393001  SOFTWARE LABEL MANAGER 300        2M8921  2M    15-Sep-93          499.44         216.42       283.02

50          4269793001  SPANISH LOTUS                     2M3400  2M    15-Apr-93          399.00         206.15       192.85

50          4431695001  SMHT UPGRADE TMS                  2M3400  2M    15-Aug-95       10,500.00         525.00     9,975.00


TYPE 50 SUBTOTAL                                                                        11,398.44         947.57    10,450.87


52          3929689001  HP 700/92 DISPLAY TERM.           2M3400  2M    15-May-89          776.28         776.28         0.00

52          3600085001  DISPLAY TERMINAL                  2M3400  2M    15-Dec-85        1,460.00       1,460.00         0.00

52          4310293001  NORTHGATE 486/33M HZ              2M3400  2M    15-Aug-93        7,132.40       3,209.58     3,922.82

52          M00001142   CENTRONICS PRINTER PAINTS         2M3400  2M    15-Feb-87          400.10         400.10         0.00

52          4331294001  SOLUTIONS 486DX33 PC              2M3400  2M    15-Jan-94        2,316.07         849.22     1,466.85

52          4008088001  ADM-11 CRT LEAR SIEGLER           2M3400  2M    15-Dec-88          500.00         500.00         0.00

52          C0006029    ZENITH DESKTOP COMPUTER S         2M3400  2M    15-Feb-87        1,200.05       1,200.05         0.00

52          M00001205   CENTRONICS PS-240 MATRIX          2M3400  2M    15-Feb-87          300.10         300.10         0.00

52          M00001256   CENTRONICS 250 PRINTER #2         2M3400  2M    15-Feb-87          300.10         300.10         0.00

52          4006888001  ADM-11 CRT LEAR SIEGLER           2M3400  2M    15-Dec-88          600.00         600.00         0.00

52          4281893001  SCORPION PRINTER                  2M3400  2M    15-Jun-93        2,805.67       1,356.07     1,449.60

52          3941788001  HP CRT 700/92                     2M3400  2M    15-May-88          823.46         823.46         0.00

52          3497084001  352120AA1024B1 T21                2M3400  2M    15-Feb-84          596.82         596.82         0.00

52          4277793001  HP LASER JET PRINTER              2M3400  2M    15-Jun-93        1,021.15         493.56       527.59

52          3967488001  HP CRT 700/92                     2M3400  2M    15-Jul-88          841.75         841.75         0.00

52          3969488001  32-CHANNEL MICOM BOX              2M3400  2M    15-Aug-88        6,043.50       6,043.50         0.00

52          3951988001  BAR CODE READER                   2M3400  2M    15-May-88          540.79         540.79         0.00

52          4345594001  LASERJET PRINTER                  2M3400  2M    15-May-94        1,222.00         366.60       855.40

52          4415195001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,537.31          51.24     1,486.07

52          M00001170   CENTRONICS LASER PRINTER          2M3400  2M    15-Feb-87          500.30         500.30         0.00

52          4138190001  WIRE FULL DUPLEX MODEM            2M3400  2M    15-Sep-90        1,242.50       1,242.50         0.00

52          4408695001  7170 PRINTER                      2M3400  2M    15-Feb-95        1,800.96         270.15     1,530.81


36          3667687001  ADD ON-4000 SHROUD TESTER            0.00          0.00          0.00

36          3468883002  3000 HEAD TESTER                     0.00          0.00          0.00

36          3522484001  STD BUS FINAL TEST                   0.00          0.00          0.00

36          3537984001  SORENSON PS QRD 402                  0.00          0.00          0.00

36          3430081001  SORENSEN QRD 20-4                    0.00          0.00          0.00

36           H0004519   PRO LOG M-980 PROM PROGRA            0.00          0.00          0.00

36          3429284001  ADD-TENNY CHAMBER                    0.00          0.00          0.00

36           H0001604   NIKON 5-OBJECT STEREO MIC            0.00          0.00          0.00

36          4171491001  PHOENIX FINAL XLINX                228.37        114.19      2,854.68

36          3858587001  SMST TEST & TS                       0.00          0.00          0.00

36          3525684001  RANSCO CHAMBER                       0.00          0.00          0.00

36          M00000385   CENTRONICS LW 400/800/120            0.00          0.00          0.00

36          3506384001  MILLENNIUM MOLD                      0.00          0.00          0.00

36          3364280001  T3L/2 SPARE PARTS                    0.00          0.00          0.00

36          3544084001  ANACOM DATA GENERATOR                0.00          0.00          0.00

36          3468782001  T9610 CONTROLLER                     0.00          0.00          0.00

36          3483083002  16 HEAD DH RUN IN                    0.00          0.00          0.00

36          3857287001  SMIH TEST & TS                       0.00          0.00          0.00

36          3667386001  300 LPM G4000                        0.00          0.00          0.00


TYPE 36 SUBTOTAL                                                                   417,928.34


50          4316393001  SOFTWARE LABEL MANAGER 300           8.32          4.16        278.86

50          4269793001  SPANISH LOTUS                        6.65          3.33        189.53

50          4431695001  SMHT UPGRADE TMS                    47.73         23.86      9,951.14


TYPE 50 SUBTOTAL                                                                    10,419.52


52          3929689001  HP 700/92 DISPLAY TERM.              0.00          0.00          0.00

52          3600085001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          4310293001  NORTHGATE 486/33M HZ               118.87         59.44      3,863.38

52          M00001142   CENTRONICS PRINTER PAINTS            0.00          0.00          0.00

52          4331294001  SOLUTIONS 486DX33 PC                38.60         19.30      1,447.55

52          4008088001  ADM-11 CRT LEAR SIEGLER              0.00          0.00          0.00

52          C0006029    ZENITH DESKTOP COMPUTER S            0.00          0.00          0.00

52          M00001205   CENTRONICS PS-240 MATRIX             0.00          0.00          0.00

52          M00001256   CENTRONICS 250 PRINTER #2            0.00          0.00          0.00

52          4006888001  ADM-11 CRT LEAR SIEGLER              0.00          0.00          0.00

52          4281893001  SCORPION PRINTER                    46.76         23.38      1,426.22

52          3941788001  HP CRT 700/92                        0.00          0.00          0.00

52          3497084001  352120AA1024B1 T21                   0.00          0.00          0.00

52          4277793001  HP LASER JET PRINTER                17.02          8.51        519.08

52          3967488001  HP CRT 700/92                        0.00          0.00          0.00

52          3969488001  32-CHANNEL MICOM BOX                 0.00          0.00          0.00

52          3951988001  BAR CODE READER                      0.00          0.00          0.00

52          4345594001  LASERJET PRINTER                    20.37         10.18        845.22

52          4415195001  DELL 466L 340 DESKTOP PC             4.66          2.33      1,483.74

52          M00001170   CENTRONICS LASER PRINTER             0.00          0.00          0.00

52          4138190001  WIRE FULL DUPLEX MODEM              16.93          8.47          0.00

52          4408695001  7170 PRINTER                        24.56         12.28      1,518.53





                                      36

52          3452882001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83        1,116.80       1,116.80         0.00

52          4008188001  GENICOM 3000 PRINTER              2M3400  2M    15-Dec-88          650.08         650.08         0.00

52          3951088001  BAR CODE READER                   2M3400  2M    15-May-88          540.79         540.79         0.00

52          3794987001  HP CRT                            2M3400  2M    15-Jul-87        1,220.32       1,220.32         0.00

52          4414995001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,413.23          47.11     1,366.12

52          3981888001  3410 GENICOM PRINTER              2M3400  2M    15-Aug-88          962.83         962.83         0.00

52          3604586001  MICROLABELLER II 110V             2M3400  2M    15-Apr-86        2,676.00       2,676.00         0.00

52          4415695001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,413.11          47.10     1,366.01

52          M00001212   CENTRONICS PS-220 MATRIX          2M3400  2M    15-Feb-87          300.10         300.10         0.00

52          4165691001  SUPERIOR 386/33 PC                2M3400  2M    15-Sep-91        3,182.00       3,182.00         0.00

52          3605186001  DISPLAY TERMINAL                  2M3400  2M    15-Apr-86        1,460.00       1,460.00         0.00

52          4408995001  7170 PRINTER                      2M3400  2M    15-Feb-95        1,800.96         162.09     1,638.87

52          3900288001  GENICOM 600 LPM PRINTER           2M3400  2M    15-Mar-88        2,633.25       2,633.25         0.00

52          4409595001  DELL 466 PC                       2M3400  2M    15-Feb-95        1,497.27         224.59     1,272.68

52          4273593001  386 DX/33 COMPUTER                2M3400  2M    15-May-93        2,274.91       1,118.04     1,156.87

52          3794787001  HP CRT                            2M3400  2M    15-Jul-87        1,040.32       1,040.32         0.00

52          4002288001  GENICOM 3210 PRINTER              2M3400  2M    15-Nov-88          505.44         505.44         0.00

52          3940388001  8-CHNL. LOCAL MULTIPLEXOR         2M3400  2M    15-Apr-88          711.16         711.16         0.00

52          4281793001  SCORPION PRINTER                  2M3400  2M    15-Jun-93        2,805.68       1,356.08     1,449.60

52          3561885001  MICOM 828 MULTIPLEXOR             2M3400  2M    15-Jun-85        2,968.05       2,968.05         0.00

52          4415095001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,413.11          47.10     1,366.01

52          M00001139   CENTRONICS LASER PRINTER          2M3400  2M    15-Feb-87          500.50         500.50         0.00

52          3444982001  3480AB1114 PRINTER                2M3400  2M    21-Oct-83        1,483.41       1,483.41         0.00

52          4334594001  FILESERVER W/SOFTWARE             2M3400  2M    15-Feb-94       27,741.73       9,709.60    18,032.13

52          3575985001  IBM PERSONAL COMPUTER             2M3400  2M    15-Jul-85        3,676.25       3,676.25         0.00

52          3606186001  GANG PROGRAMMER-MODULE            2M3400  2M    15-Apr-86        3,510.50       3,510.50         0.00

52          3806787001  9-CHANNEL INSTAMUX                2M3400  2M    15-Sep-87          678.75         678.75         0.00

52          4345494001  LASERJET PRINTER                  2M3400  2M    15-May-94        1,222.00         366.60       855.40

52          4415495001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,413.11          47.10     1,366.01

52          3518784001  ZOMB HARDDISK                     2M3400  2M    15-Jul-84        7,522.73       7,522.73         0.00

52          H00060991   CENTRONICS PRINTER M00260         2M3400  2M    15-Feb-87          300.05         300.05         0.00

52          4028385001  MONITOR (AMDEX) (FR. CAN)         2M3400  2M    15-Feb-89          214.30         214.30         0.00

52          M00001094   CENTRONICS PRINTER PRINT          2M3400  2M    15-Feb-87          800.20         800.20         0.00

52          M00001207   CENTRONICS PS-240 MATRIX          2M3400  2M    15-Feb-87          300.10         300.10         0.00

52          3929589001  HP 700/92 DISPLAY TERM.           2M3400  2M    15-May-89          776.28         776.28         0.00

52          3807287001  4-CHANNEL MUX                     2M3400  2M    15-Sep-87          383.46         383.46         0.00

52          3950388001  BAR CODE READER                   2M3400  2M    15-May-88          540.79         540.79         0.00

52          4334894001  LASER 7170 PRINTER                2M3400  2M    15-Feb-94        3,773.30       1,069.11     2,704.19

52          3660486001  IBM- PC                           2M3400  2M    15-Nov-86        2,069.00       2,069.00         0.00

52          M00001206   CENTRONICS PS-240 MATRIX          2M3400  2M    15-Feb-87          300.10         300.10         0.00

52          4137190001  WIRE FULL DUPLEX MODEM            2M3400  2M    15-Sep-90        1,242.50       1,242.50         0.00

52          4137090001  16 CHANNEL TYPE 5 BOX             2M3400  2M    15-Sep-90        3,140.50       3,140.50         0.00

52          4415595001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,413.11          47.10     1,366.01

52          H0006354    HYPERION PC 3032 COMPUTER         2M3400  2M    15-Feb-87        1,400.15       1,400.15         0.00

52          C0005981    PROGRAMMER                        2M3400  2M    15-Feb-87        1,300.25       1,300.25         0.00

52          4357494001  PHOENIX PRINTER                   2M3400  2M    15-Jul-94        1,216.60         324.43       892.17

52          M00001105   CENTRONICS IBM PRINTER MO         2M3400  2M    15-Feb-87          500.20         500.20         0.00

52          M00001178   CENTRONICS PRINTER PRINT          2M3400  2M    15-Feb-87        2,000.10       2,000.10         0.00

52          3826087001  H/P DISPLAY TERMINAL              2M3400  2M    15-Oct-87          805.50         805.50         0.00

52          3655286001  HP CRT                            2M3400  2M    15-Oct-86        1,460.00       1,460.00         0.00


52          3452882001  SOLA TRANSFORMER                     0.00          0.00          0.00

52          4008188001  GENICOM 3000 PRINTER                 0.00          0.00          0.00

52          3951088001  BAR CODE READER                      0.00          0.00          0.00

52          3794987001  HP CRT                               0.00          0.00          0.00

52          4414995001  DELL 466L 340 DESKTOP PC             4.28          2.14      1,363.98

52          3981888001  3410 GENICOM PRINTER                 0.00          0.00          0.00

52          3604586001  MICROLABELLER II 110V                0.00          0.00          0.00

52          4415695001  DELL 466L 340 DESKTOP PC             4.28          2.14      1,363.87

52          M00001212   CENTRONICS PS-220 MATRIX             0.00          0.00          0.00

52          4165691001  SUPERIOR 386/33 PC                   0.00          0.00          0.00

52          3605186001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          4408995001  7170 PRINTER                        14.74          7.37      1,631.50

52          3900288001  GENICOM 600 LPM PRINTER              0.00          0.00          0.00

52          4409595001  DELL 466 PC                         20.42         10.21      1,262.47

52          4273593001  386 DX/33 COMPUTER                  38.56         19.28      1,137.59

52          3794787001  HP CRT                               0.00          0.00          0.00

52          4002288001  GENICOM 3210 PRINTER                 0.00          0.00          0.00

52          3940388001  8-CHNL. LOCAL MULTIPLEXOR            0.00          0.00          0.00

52          4281793001  SCORPION PRINTER                    46.76         23.38      1,426.22

52          3561885001  MICOM 828 MULTIPLEXOR                0.00          0.00          0.00

52          4415095001  DELL 466L 340 DESKTOP PC             4.28          2.14      1,363.87

52          M00001139   CENTRONICS LASER PRINTER             0.00          0.00          0.00

52          3444982001  3480AB1114 PRINTER                   0.00          0.00          0.00

52          4334594001  FILESERVER W/SOFTWARE              462.36        231.18     17,800.95

52          3575985001  IBM PERSONAL COMPUTER                0.00          0.00          0.00

52          3606186001  GANG PROGRAMMER-MODULE               0.00          0.00          0.00

52          3806787001  9-CHANNEL INSTAMUX                   0.00          0.00          0.00

52          4345494001  LASERJET PRINTER                    20.37         10.18        845.22

52          4415495001  DELL 466L 340 DESKTOP PC             4.28          2.14      1,363.87

52          3518784001  ZOMB HARDDISK                        0.00          0.00          0.00

52          H00060991   CENTRONICS PRINTER M00260            0.00          0.00          0.00

52          4028385001  MONITOR (AMDEX) (FR. CAN)            0.00          0.00          0.00

52          M00001094   CENTRONICS PRINTER PRINT             0.00          0.00          0.00

52          M00001207   CENTRONICS PS-240 MATRIX             0.00          0.00          0.00

52          3929589001  HP 700/92 DISPLAY TERM.              0.00          0.00          0.00

52          3807287001  4-CHANNEL MUX                        0.00          0.00          0.00

52          3950388001  BAR CODE READER                      0.00          0.00          0.00

52          4334894001  LASER 7170 PRINTER                  62.89         31.44      2,672.75

52          3660486001  IBM- PC                              0.00          0.00          0.00

52          M00001206   CENTRONICS PS-240 MATRIX             0.00          0.00          0.00

52          4137190001  WIRE FULL DUPLEX MODEM              16.93          8.47          0.00

52          4137090001  16 CHANNEL TYPE 5 BOX               42.81         21.40          0.00

52          4415595001  DELL 466L 340 DESKTOP PC             4.28          2.14      1,363.87

52          H0006354    HYPERION PC 3032 COMPUTER            0.00          0.00          0.00

52          C0005981    PROGRAMMER                           0.00          0.00          0.00

52          4357494001  PHOENIX PRINTER                     20.28         10.14        882.03

52          M00001105   CENTRONICS IBM PRINTER MO            0.00          0.00          0.00

52          M00001178   CENTRONICS PRINTER PRINT             0.00          0.00          0.00

52          3826087001  H/P DISPLAY TERMINAL                 0.00          0.00          0.00

52          3655286001  HP CRT                               0.00          0.00          0.00





                                      37

52          3808587001  IBM PERSONAL COMPUTER             2M3400  2M    15-Sep-87        2,138.74       2,138.74         0.00

52          4277693001  HEWLETT PACKARD PRINTER           2M3400  2M    15-Jun-93          946.15         457.31       488.84

52          4244093001  MINI-DESKTOP 20MHZ SX             2M3400  2M    15-Jan-93        1,064.00         602.93       461.07

52          4408895001  7170 PRINTER                      2M3400  2M    15-Feb-95        1,800.96         162.09     1,638.87

52          3826287001  H/P DISPLAY TERMINAL              2M3400  2M    15-Oct-87          805.50         805.50         0.00

52          3900188001  GENICOM 300 LPM PRINTER           2M3400  2M    15-Mar-88        2,633.25       2,633.25         0.00

52          4408795001  7170 PRINTER                      2M3400  2M    15-Feb-95        1,800.96         270.15     1,530.81

52          4345791001  SUPERIOR 386/33 PC                2M3400  2M    15-May-94        2,750.91       1,833.94       916.97

52          4415795001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,413.11          47.10     1,366.01

52          3941988001  HP CRT 700/92                     2M3400  2M    15-May-88          823.46         823.46         0.00

52          3807187001  4-CHANNEL MUX                     2M3400  2M    15-Sep-87          383.46         383.46         0.00

52          3653986001  HP CRT                            2M5304  2M    15-Oct-86        1,360.00       1,360.00         0.00

52          3925188001  COMPAQ COMPUTER                   2M3400  2M    15-Jul-88        6,826.06       6,826.06         0.00

52          3952388001  BAR CODE READER                   2M3400  2M    15-May-88          540.79         540.79         0.00

52          3605086001  DISPLAY TERMINAL                  2M3400  2M    15-Apr-86        1,460.00       1,460.00         0.00

52          3942088001  HP CRT 700/92                     2M3400  2M    15-May-88          823.46         823.46         0.00

52          3967588001  HP CRT 700/92                     2M3400  2M    15-Jul-88          841.75         841.75         0.00

52          3960988001  DISK DRIVE & KIT                  2M3400  2M    15-Jul-88          499.00         499.00         0.00

52          3577685001  DISPLAY TERMINAL                  2M3400  2M    15-Aug-85        1,460.00       1,460.00         0.00

52          3942488001  HP CRT 700/92                     2M3400  2M    15-May-88          823.46         823.46         0.00

52          3604886001  UV LAMP EPROM ERASER              2M3400  2M    15-Apr-86          351.56         351.56         0.00

52          3941888001  HP CRT 700/92                     2M3400  2M    15-May-88          823.46         823.46         0.00

52          3590785001  COMPAQ 286 DESKPRO 512K           2M3400  2M    15-Oct-85        5,261.52       5,261.52         0.00

52          3384981001  VIDEO TERMINAL                    2M3400  2M    21-Oct-83          447.30         447.30         0.00

52          4006388001  GENICOM 3000 PRINTER              2M3400  2M    15-Dec-88          850.00         850.00         0.00

52          4418595001  HP SCANJET II SCANNER/FEEDER      2M3402  2M    15-Jun-95        1,549.90         129.16     1,420.74

52          4002188001  GENICOM 3210 PRINTER              2M3400  2M    15-Nov-88          505.44         505.44         0.00

52          4408595001  7170 PRINTER                      2M3400  2M    15-Feb-95        1,800.96         270.15     1,530.81

52          M00001208   CENTRONICS 351 MATRIX PRI         2M3400  2M    15-Feb-87          400.15         400.15         0.00

52          M00001204   CENTRONICS 352-1 MATRIX P         2M3400  2M    15-Feb-87          500.20         500.20         0.00

52          3598885001  IBM PERSONAL COMPUTER             2M3400  2M    15-Dec-85        2,426.64       2,426.64         0.00

52          3982688001  PERSONAL COMP/AMDEK SYS88         2M3400  2M    15-Sep-88          318.11         318.11         0.00

52          3420381001  T2030 UNIT                        2M3400  2M    21-Oct-83        1,278.00       1,278.00         0.00

52          3825587001  H/P DISPLAY TERMINAL              2M3400  2M    15-Oct-87          805.50         805.50         0.00

52          4423195001  DELL 486 PC                       2M3400  2M    15-Jul-95        2,624.87         173.85     2,451.02

52          4137690001  FAST STAT MULTIPLEXOR PAD         2M3400  2M    15-Sep-90          640.50         640.50         0.00

52          3929389001  HP 700/92 DISPLAY TERM.           2M3400  2M    15-May-89          776.28         776.28         0.00

52          4006988001  GENICOM 3000 PRINTER              2M3400  2M    15-Dec-88          850.00         850.00         0.00

52          3599585001  DISPLAY TERMINAL                  2M3400  2M    15-Dec-85        1,460.00       1,460.00         0.00

52          M00001145   IBM PROGRAMMER DISKETTE M         2M3400  2M    15-Feb-87          325.00         325.00         0.00

52          4409495001  DELL 466 PC                       2M3400  2M    15-Feb-95        1,497.26         224.59     1,272.67

52          4137590001  FAST STAT MULTIPLEXOR PAK         2M3400  2M    15-Sep-90          640.50         640.50         0.00

52          4137490001  16 CHANNEL TYPE 5 BOX             2M3400  2M    15-Sep-90        3,140.50       3,140.50         0.00

52          3655186001  HP CRT                            2M3400  2M    15-Oct-86        1,460.00       1,460.00         0.00

52          4053389001  TURBO XT 640K DISK DRIVE          2M3400  2M    15-Jan-89        1,750.00       1,750.00         0.00

52          3838087001  MULTIPLEXOR 16 CHANNEL            2M3400  2M    15-Nov-87        3,688.44       3,688.44         0.00

52          4415895001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,413.11          47.10     1,366.01

52          4415395001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,413.11          47.10     1,366.01

52          M00001156   IBM CRT COMPUTER MOD 3278         2M3400  2M    15-Feb-87          500.50         500.50         0.00

52          4400195001  TOSHIBA 486 NOTEBOOK PC           2M3400  2M    15-Jun-95        2,907.76         242.31     2,665.45


52          3808587001  IBM PERSONAL COMPUTER                0.00          0.00          0.00

52          4277693001  HEWLETT PACKARD PRINTER             15.77          7.88        480.96

52          4244093001  MINI-DESKTOP 20MHZ SX               17.73          8.87        452.20

52          4408895001  7170 PRINTER                        14.74          7.37      1,631.50

52          3826287001  H/P DISPLAY TERMINAL                 0.00          0.00          0.00

52          3900188001  GENICOM 300 LPM PRINTER              0.00          0.00          0.00

52          4408795001  7170 PRINTER                        24.56         12.28      1,518.53

52          4345791001  SUPERIOR 386/33 PC                 101.89         50.94        866.03

52          4415795001  DELL 466L 340 DESKTOP PC             4.28          2.14      1,363.87

52          3941988001  HP CRT 700/92                        0.00          0.00          0.00

52          3807187001  4-CHANNEL MUX                        0.00          0.00          0.00

52          3653986001  HP CRT                               0.00          0.00          0.00

52          3925188001  COMPAQ COMPUTER                      0.00          0.00          0.00

52          3952388001  BAR CODE READER                      0.00          0.00          0.00

52          3605086001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          3942088001  HP CRT 700/92                        0.00          0.00          0.00

52          3967588001  HP CRT 700/92                        0.00          0.00          0.00

52          3960988001  DISK DRIVE & KIT                     0.00          0.00          0.00

52          3577685001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          3942488001  HP CRT 700/92                        0.00          0.00          0.00

52          3604886001  UV LAMP EPROM ERASER                 0.00          0.00          0.00

52          3941888001  HP CRT 700/92                        0.00          0.00          0.00

52          3590785001  COMPAQ 286 DESKPRO 512K              0.00          0.00          0.00

52          3384981001  VIDEO TERMINAL                       0.00          0.00          0.00

52          4006388001  GENICOM 3000 PRINTER                 0.00          0.00          0.00

52          4418595001  HP SCANJET II SCANNER/FEEDER        11.74          5.87      1,414.87

52          4002188001  GENICOM 3210 PRINTER                 0.00          0.00          0.00

52          4408595001  7170 PRINTER                        24.56         12.28      1,518.53

52          M00001208   CENTRONICS 351 MATRIX PRI            0.00          0.00          0.00

52          M00001204   CENTRONICS 352-1 MATRIX P            0.00          0.00          0.00

52          3598885001  IBM PERSONAL COMPUTER                0.00          0.00          0.00

52          3982688001  PERSONAL COMP/AMDEK SYS88            0.00          0.00          0.00

52          3420381001  T2030 UNIT                           0.00          0.00          0.00

52          3825587001  H/P DISPLAY TERMINAL                 0.00          0.00          0.00

52          4423195001  DELL 486 PC                         15.80          7.90      2,443.12

52          4137690001  FAST STAT MULTIPLEXOR PAD            8.72          4.36          0.00

52          3929389001  HP 700/92 DISPLAY TERM.              0.00          0.00          0.00

52          4006988001  GENICOM 3000 PRINTER                 0.00          0.00          0.00

52          3599585001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          M00001145   IBM PROGRAMMER DISKETTE M            0.00          0.00          0.00

52          4409495001  DELL 466 PC                         20.42         10.21      1,262.46

52          4137590001  FAST STAT MULTIPLEXOR PAK            8.72          4.36          0.00

52          4137490001  16 CHANNEL TYPE 5 BOX               42.81         21.40          0.00

52          3655186001  HP CRT                               0.00          0.00          0.00

52          4053389001  TURBO XT 640K DISK DRIVE             0.00          0.00          0.00

52          3838087001  MULTIPLEXOR 16 CHANNEL               0.00          0.00          0.00

52          4415895001  DELL 466L 340 DESKTOP PC             4.28          2.14      1,363.87

52          4415395001  DELL 466L 340 DESKTOP PC             4.28          2.14      1,363.87

52          M00001156   IBM CRT COMPUTER MOD 3278            0.00          0.00          0.00

52          4400195001  TOSHIBA 486 NOTEBOOK PC             22.03         11.01      2,654.44





                                      38

52          3832487001  HP 700/92 TERMINAL                2M5304  2M    15-Dec-87          841.75         841.75         0.00

52          3952488001  BAR CODE READER                   2M3400  2M    15-May-88          540.79         540.79         0.00

52          3304180001  DISPLAY TERMINAL                  2M3400  2M    21-Oct-83          479.25         479.25         0.00

52          3565185001  DISPLAY TERMINAL                  2M3400  2M    15-Jul-85        1,460.00       1,460.00         0.00

52          M00000761   CENTRONICS PS-240 PRINTER         2M3400  2M    15-Feb-87          300.15         300.15         0.00

52          4331494001  SOLUTIONS 486DX33 PC              2M3400  2M    15-Jan-94        2,331.09         854.73     1,476.36

52          3533984001  PERSONALITY MODULE                2M3400  2M    15-Dec-84        1,061.46       1,061.46         0.00

52          3605286001  DISPLAY TERMINAL                  2M3400  2M    15-Apr-86        1,460.00       1,460.00         0.00

52          4415295001  DELL 466L 340 DESKTOP PC          2M3400  2M    15-Sep-95        1,413.11          47.10     1,366.01

52          3758687001  BAR CODE READER                   2M5304  2M    15-Apr-87          616.55         616.55         0.00

52          3986188001  TURBO XT 640K DISK DRIVE          2M3400  2M    15-Sep-88        1,995.00       1,995.00         0.00

52          3599685001  DISPLAY TERMINAL                  2M3400  2M    15-Dec-85        1,460.00       1,460.00         0.00

52          3885488001  GENICOM PRINTER 4490              2M3400  2M    15-Jan-88        5,466.15       5,466.15         0.00

52          3665586001  LASER PAGE PRINTER                2M3400  2M    15-Dec-86        1,382.78       1,382.78         0.00

52          3804087001  IBM PCXT                          2M3400  2M    15-Aug-87        1,495.00       1,495.00         0.00

52          4273493001  386 DX/33 COMPUTER                2M3400  2M    15-May-93        2,274.91       1,118.04     1,156.87

52          3823987001  MODEM P1000/144                   2M3400  2M    15-Feb-87        1,595.50       1,595.50         0.00

52          M00000762   CENTRONICS PS-240 PRINTER         2M3400  2M    15-Feb-87          300.15         300.15         0.00

52          4331394001  SOLUTIONS 486DX33 PC              2M3400  2M    15-Jan-94        2,453.24         899.52     1,553.72

52          3822287001  H/P DISPLAY TERMINAL              2M3400  2M    15-Oct-87        1,011.04       1,011.04         0.00

52          3808287001  IBM PERSONAL COMPUTER             2M3320  2M    15-Sep-87        2,510.66       2,510.66         0.00

52          3655386001  HP CRT                            2M3400  2M    15-Oct-86        1,460.00       1,460.00         0.00

52          3452982001  SOLA TRANSFORMER                  2M3400  2M    21-Oct-83        1,116.80       1,116.80         0.00

52          H0006592    MITSUBISHI CRT COMPUTER M         2M3400  2M    15-Feb-87        1,800.00       1,800.00         0.00

52          3807687001  4-CHANNEL MUX                     2M3400  2M    15-Sep-87          383.45         383.45         0.00

52          3826787001  H/P DISPLAY TERMINAL              2M3400  2M    15-Oct-87          805.50         805.50         0.00

52          3804187001  IBM PCXT                          2M3400  2M    15-Aug-87        1,495.00       1,495.00         0.00

52          3929289001  HP 700/92 DISPLAY TERM.           2M3400  2M    15-May-89          776.28         776.28         0.00

52          3803987001  IBM PCXT                          2M3400  2M    15-Aug-87        1,495.00       1,495.00         0.00

52          4009688001  GENICOM PRINTER                   2M3400  2M    15-Dec-88        2,125.76       2,125.76         0.00

52          3553885001  DISPLAY TERMINAL                  2M3400  2M    15-Mar-85        1,264.80       1,264.80         0.00

52          3759187001  DUPLICATOR                        2M3400  2M    15-Apr-87       12,714.71      12,714.71         0.00

52          3826887001  H/P DISPLAY TERMINAL              2M3400  2M    15-Oct-87          805.50         805.50         0.00

52          3929489001  HP 700/92 DISPLAY TERM.           2M3400  2M    15-May-89          776.28         776.28         0.00

52          C0005908    IBM PC XT IRMA                    2M3400  2M    15-Feb-87        3,000.10       3,000.10         0.00

52          4334794001  SOLUTION 486DX33 PC               2M3400  2M    15-Feb-94        2,478.25         867.39     1,610.86

52          3940088001  8-CHNL. LOCAL MULTIPLEXOR         2M3400  2M    15-Apr-88          711.16         711.16         0.00

52          3604786001  PARAMETER PROGRAMMER-121A         2M3400  2M    15-Apr-86       11,035.75      11,035.75         0.00

52          3967388001  HP CRT 700/92                     2M3400  2M    15-Jul-88          841.75         841.75         0.00

52          4277593001  HEWLETT PACKARD PRINTER           2M3400  2M    15-Jun-93          946.15         457.31       488.84

52          4334694001  SOLUTION 486DX66 PC               2M3400  2M    15-Feb-94        4,182.55       1,463.90     2,718.65

52          4034989001  BAR CODE READER                   2M5304  2M    15-May-89          498.73         498.73         0.00

52          3952088001  BAR CODE READER                   2M3400  2M    15-May-88          540.79         540.79         0.00

52          3531984001  DISPLAY TERMINAL                  2M3400  2M    15-Nov-84        1,264.80       1,264.80         0.00

52          4174091001  S/W & PRINTER LABELER             2M3400  2M    15-Dec-91        1,816.90       1,406.83       410.07

52          3606286001  MASTER PROGRAMMER-MODULE          2M3400  2M    15-Apr-86        6,921.50       6,921.50         0.00

52          3925789001  TURBO XT 640K DISK DRIVE          2M3400  2M    15-Jan-89        1,750.00       1,750.00         0.00

52          3960888001  DISK DRIVE & KIT                  2M3400  2M    15-Jul-88          499.00         499.00         0.00

52          3588385001  DISPLAY TERMINAL                  2M3400  2M    15-Oct-85        1,460.00       1,460.00         0.00

52          3942388001  HP CRT 700/92                     2M3400  2M    15-May-88          823.46         823.46         0.00


52          3832487001  HP 700/92 TERMINAL                   0.00          0.00          0.00

52          3952488001  BAR CODE READER                      0.00          0.00          0.00

52          3304180001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          3565185001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          M00000761   CENTRONICS PS-240 PRINTER            0.00          0.00          0.00

52          4331494001  SOLUTIONS 486DX33 PC                38.85         19.43      1,456.93

52          3533984001  PERSONALITY MODULE                   0.00          0.00          0.00

52          3605286001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          4415295001  DELL 466L 340 DESKTOP PC             4.28          2.14      1,363.87

52          3758687001  BAR CODE READER                      0.00          0.00          0.00

52          3986188001  TURBO XT 640K DISK DRIVE             0.00          0.00          0.00

52          3599685001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          3885488001  GENICOM PRINTER 4490                 0.00          0.00          0.00

52          3665586001  LASER PAGE PRINTER                   0.00          0.00          0.00

52          3804087001  IBM PCXT                             0.00          0.00          0.00

52          4273493001  386 DX/33 COMPUTER                  38.56         19.28      1,137.59

52          3823987001  MODEM P1000/144                      0.00          0.00          0.00

52          M00000762   CENTRONICS PS-240 PRINTER            0.00          0.00          0.00

52          4331394001  SOLUTIONS 486DX33 PC                40.89         20.44      1,533.28

52          3822287001  H/P DISPLAY TERMINAL                 0.00          0.00          0.00

52          3808287001  IBM PERSONAL COMPUTER                0.00          0.00          0.00

52          3655386001  HP CRT                               0.00          0.00          0.00

52          3452982001  SOLA TRANSFORMER                     0.00          0.00          0.00

52          H0006592    MITSUBISHI CRT COMPUTER M            0.00          0.00          0.00

52          3807687001  4-CHANNEL MUX                        0.00          0.00          0.00

52          3826787001  H/P DISPLAY TERMINAL                 0.00          0.00          0.00

52          3804187001  IBM PCXT                             0.00          0.00          0.00

52          3929289001  HP 700/92 DISPLAY TERM.              0.00          0.00          0.00

52          3803987001  IBM PCXT                             0.00          0.00          0.00

52          4009688001  GENICOM PRINTER                      0.00          0.00          0.00

52          3553885001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          3759187001  DUPLICATOR                           0.00          0.00          0.00

52          3826887001  H/P DISPLAY TERMINAL                 0.00          0.00          0.00

52          3929489001  HP 700/92 DISPLAY TERM.              0.00          0.00          0.00

52          C0005908    IBM PC XT IRMA                       0.00          0.00          0.00

52          4334794001  SOLUTION 486DX33 PC                 41.30         20.65      1,590.21

52          3940088001  8-CHNL. LOCAL MULTIPLEXOR            0.00          0.00          0.00

52          3604786001  PARAMETER PROGRAMMER-121A            0.00          0.00          0.00

52          3967388001  HP CRT 700/92                        0.00          0.00          0.00

52          4277593001  HEWLETT PACKARD PRINTER             15.77          7.88        480.96

52          4334694001  SOLUTION 486DX66 PC                 69.71         34.86      2,683.80

52          4034989001  BAR CODE READER                      0.00          0.00          0.00

52          3952088001  BAR CODE READER                      0.00          0.00          0.00

52          3531984001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          4174091001  S/W & PRINTER LABELER               31.54         15.77        394.30

52          3606286001  MASTER PROGRAMMER-MODULE             0.00          0.00          0.00

52          3925789001  TURBO XT 640K DISK DRIVE             0.00          0.00          0.00

52          3960888001  DISK DRIVE & KIT                     0.00          0.00          0.00

52          3588385001  DISPLAY TERMINAL                     0.00          0.00          0.00

52          3942388001  HP CRT 700/92                        0.00          0.00          0.00





                                      39

52          4006288001  ADM-11 CRT LEAR SIEGLER           2M3400  2M    15-Dec-88          600.00         600.00         0.00

52          3605386001  IDSPLAY TERMINAL                  2M3400  2M    15-Apr-86        1,460.00       1,460.00         0.00

52          3496984001  352030AA0002C1 T20                2M3400  2M    15-Feb-84          566.85         566.85         0.00


TYPE 52 SUBTOTAL                                                                       312,699.18     237,371.31    75,327.87


60          7403474003  13 IN REMINGTON TW                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

60          H0002964    3M OVERHEAD PRJ MOD 213 #         2M3400  2M    15-Feb-87          400.25         400.25         0.00

60          4172691001  LASER PRINTER                     2M3400  2M    15-Dec-91        2,732.77       2,066.66       666.11

60          C0004364    TYPEWRITER                        2M3400  2M    15-Feb-87          400.20         400.20         0.00

60          RAS190B     FAX MACHINE                       2M3400  2M    15-Jun-93          472.49         236.25       236.24

60          3159877001  SELECTRIC TYPEWRIT                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

60          3129677001  ECF ELEC TPEWRITER                2M3400  2M    21-Oct-83        1,005.58       1,005.58         0.00

60          7304673003  REMINGTON ELECTRIC                2M3400  2M    21-Oct-83          367.43         367.43         0.00

60          4435695001  CONFERENCE SPEAKER PHONE          2M3400  2M    15-Oct-95        1,149.50          19.16     1,130.34


TYPE 60 SUBTOTAL                                                                         8,539.38       6,506.69     2,032.69


62          3205178001  8794L DESK-O-MATIC                2M3400  2M    21-Oct-83        1,205.33       1,205.33         0.00

62          4077989001  DATACOM I-PORTABLE OFFICE         2M3400  2M    15-Oct-89        5,959.51       3,625.37     2,334.14

62          3156077001  660300 DESK                       2M3400  2M    21-Oct-83        1,051.19       1,051.19         0.00

62          3986288001  SIMPLEX TIME CLOCK                2M3400  2M    15-Sep-88        1,080.74         774.53       306.21


TYPE 62 SUBTOTAL                                                                         9,296.77       6,656.42     2,640.35


75          4436995001  3B1068P01                         2M3268  2M    15-Oct-95       21,500.01         597.22    20,902.79

75          4286093001  44C930137                         2M3267  2M    15-Jun-93        1,986.13       1,599.93       386.20

75          3833587001  44B508004-001                     2M3400  2M    15-Oct-87        6,200.00       6,200.00         0.00

75          4285593001  44D931334 SHUTTLE BAR ASSM        2M3400  2M    15-Jun-93        2,192.64       1,766.29       426.35

75          3674287001  44C430242-GO1                     2M3400  2M    15-May-87        7,062.05       7,062.05         0.00

75          4309793001  44E918027G01                      2M3267  2M    15-Aug-93        2,854.05       2,140.54       713.51

75          4337194001  4D931369                          2M3267  2M    15-Mar-94        1,351.50         750.83       600.67

75          4285893001  44D931334 CARRIER                 2M3267  2M    15-Jun-93        1,579.75       1,272.57       307.18

75          4000089001  44D430328-G02 GRIND.FIXTU         2M3400  2M    15-Feb-89        5,528.71       5,528.71         0.00

75          4174592001  3D0871P01                         2M3302  2M    15-Oct-92        8,950.00       8,950.00         0.00

75          4285293001  44D931347 STRIKEBAR ALIGNMENT     2M3267  2M    15-Jun-93        1,201.62         967.97       233.65

75          3953588001  44C504439G06 MAGNET PLATE         2M3400  2M    15-Dec-88        4,796.65       4,796.65         0.00

75          4112690001  3D0601P01 HOLDING FIXT.           2M3304  2M    15-Aug-90        3,497.06       3,497.06         0.00

75          4056291001  44B508745-001                     2M3400  2M    15-Dec-91        7,749.35       7,749.35         0.00

75          3818887001  44B508353-ASSEMBLY FIXTU          2M3124  2M    15-Sep-87        6,804.75       6,804.75         0.00

75          4143491001  3A0142P02 WASHER SOLENOID         2M3304  2M    15-Jan-91        2,400.00       2,400.00         0.00

75          3611286001  44C506647-001                     2M3400  2M    15-May-86        6,150.00       6,150.00         0.00

75          4336994001  STAKING TOOL                      2M3267  2M    15-Mar-94        1,541.25         856.25       685.00

75          4345994001  4D0751 PAPER JAM DETECTOR         2M3400  2M    15-May-94        1,600.00         800.00       800.00

75          3855387001  44A507981-001 CYL.DR.DIE          2M3304  2M    15-Apr-87        3,000.00       3,000.00         0.00

75          4347394001  44D931197                         2M3400  2M    15-May-94        4,153.25       2,076.63     2,076.62

75          3988488001  3D0663P01 SUPP.ACOUS.DOOR         2M3108  2M    15-Jul-88       13,500.00      13,500.00         0.00

75          4343194001  STAKING TOOL ACTUATOR ASSEM       2M3267  2M    15-Apr-94          527.50         278.40       249.10

75          4343094001  STAKING TOOL ACTUATOR ASSEM       2M3267  2M    15-Apr-94          527.50         278.40       249.10

75          3770087001  64007302-2001 RIB.CAS.LID         2M3400  2M    15-Dec-87       68,650.00      68,650.00         0.00


52          4006288001  ADM-11 CRT LEAR SIEGLER              0.00          0.00          0.00

52          3605386001  IDSPLAY TERMINAL                     0.00          0.00          0.00

52          3496984001  352030AA0002C1 T20                   0.00          0.00          0.00


TYPE 52 SUBTOTAL                                                                    74,557.07


60          7403474003  13 IN REMINGTON TW                   0.00          0.00          0.00

60          H0002964    3M OVERHEAD PRJ MOD 213 #            0.00          0.00          0.00

60          4172691001  LASER PRINTER                       51.24         25.62        640.49

60          C0004364    TYPEWRITER                           0.00          0.00          0.00

60          RAS190B     FAX MACHINE                          7.87          3.94        232.30

60          3159877001  SELECTRIC TYPEWRIT                   0.00          0.00          0.00

60          3129677001  ECF ELEC TPEWRITER                   0.00          0.00          0.00

60          7304673003  REMINGTON ELECTRIC                   0.00          0.00          0.00

60          4435695001  CONFERENCE SPEAKER PHONE             1.74          0.87      1,129.47


TYPE 60 SUBTOTAL                                                                     2,002.26


62          3205178001  8794L DESK-O-MATIC                   0.00          0.00          0.00

62          4077989001  DATACOM I-PORTABLE OFFICE           49.66         24.83      2,309.31

62          3156077001  660300 DESK                          0.00          0.00          0.00

62          3986288001  SIMPLEX TIME CLOCK                   9.01          4.50        301.71


TYPE 62 SUBTOTAL                                                                     2,611.02


75          4436995001  3B1068P01                           54.29         27.15     20,875.64

75          4286093001  44C930137                           55.17         27.59        358.62

75          3833587001  44B508004-001                        0.00          0.00          0.00

75          4285593001  44D931334 SHUTTLE BAR ASSM          60.91         30.45        395.90

75          3674287001  44C430242-GO1                        0.00          0.00          0.00

75          4309793001  44E918027G01                        79.28         39.64        673.87

75          4337194001  4D931369                            37.54         18.77        581.90

75          4285893001  44D931334 CARRIER                   43.88         21.94        285.24

75          4000089001  44D430328-G02 GRIND.FIXTU            0.00          0.00          0.00

75          4174592001  3D0871P01                          226.01        113.01          0.00

75          4285293001  44D931347 STRIKEBAR ALIGNMENT       33.38         16.69        216.96

75          3953588001  44C504439G06 MAGNET PLATE            0.00          0.00          0.00

75          4112690001  3D0601P01 HOLDING FIXT.              0.00          0.00          0.00

75          4056291001  44B508745-001                        0.00          0.00          0.00

75          3818887001  44B508353-ASSEMBLY FIXTU             0.00          0.00          0.00

75          4143491001  3A0142P02 WASHER SOLENOID            0.00          0.00          0.00

75          3611286001  44C506647-001                        0.00          0.00          0.00

75          4336994001  STAKING TOOL                        42.81         21.41        663.59

75          4345994001  4D0751 PAPER JAM DETECTOR           44.44         22.22        777.78

75          3855387001  44A507981-001 CYL.DR.DIE             0.00          0.00          0.00

75          4347394001  44D931197                          115.37         57.68      2,018.94

75          3988488001  3D0663P01 SUPP.ACOUS.DOOR            0.00          0.00          0.00

75          4343194001  STAKING TOOL ACTUATOR ASSEM         14.65          7.33        241.77

75          4343094001  STAKING TOOL ACTUATOR ASSEM         14.65          7.33        241.77

75          3770087001  64007302-2001 RIB.CAS.LID            0.00          0.00          0.00





                                      40

75          4160591001  44D430432-001                     2M3268  2M    15-Jul-91        1,349.02       1,349.02         0.00

75          4249793001  44E918062 4800 ASSY FIXTURE       2M3400  2M    15-May-93       11,000.00       9,166.67     1,833.33

75          3822188001  64007126                          2M3400  2M    15-May-88        3,200.00       3,200.00         0.00

75          4285793001  44D931334 SHUTTLE BAR ASSM        2M3267  2M    15-Jun-93        2,192.64       1,766.29       426.35

75          4372895001  44D931352                         2M3268  2M    15-Apr-95          750.00         145.83       604.17

75          4083589001  44A509399-001 WIRE GUIDE          2M3302  2M    15-Nov-89        5,000.00       5,000.00         0.00

75          4040789001  4410/70 RIBBON STUFFER            2M3400  2M    15-Jul-89        5,060.55       5,060.55         0.00

75          3784487001  VELOCITY TEST FIXT.               2M3400  2M    15-Dec-87        3,768.77       3,768.77         0.00

75          3995089001  3D0602P02 CARTRIDGE BOTTOM        2M3400  2M    15-Jul-89       97,923.60      97,923.60         0.00

75          4413195001  44C510199-001 2 CAV MOLD C38      2M3400  2M    15-Apr-95       12,300.00       2,391.67     9,908.33

75          4185092001  3D0841P01                         2M3304  2M    15-Oct-92        8,800.00       8,800.00         0.00

75          3923489001  3B0304-P01 CLUTCH DRIVE           2M3400  2M    15-May-89        8,800.00       8,800.00         0.00

75          3784987001  ACTUATOR GUIDE-STATORRIVE         2M3400  2M    15-Dec-87        3,947.01       3,947.01         0.00

75          3664387002  44B504380-G01                     2M3400  2M    15-Oct-87        3,332.13       3,332.13         0.00

75          4041489001  4B508351-G01 PRESS.FIXT.          2M3400  2M    15-Sep-89        4,465.54       4,465.54         0.00

75          3927389001  RIBBON RUN-IN STUFFER             2M3400  2M    15-Aug-89        5,254.83       5,254.83         0.00

75          3853187001  44B508426-001 REINKER SUP         2M3400  2M    15-May-87        2,000.00       2,000.00         0.00

75          4148692001  3C0900P01                         2M3304  2M    15-Feb-92       12,383.23      12,383.23         0.00

75          4170391001  3D0862P01                         2M3212  2M    15-Dec-91       13,351.31      13,351.31         0.00

75          4148592001  3C0901P01                         2M3304  2M    15-Feb-92        8,338.86       8,338.86         0.00

75          3985788001  44E918051 RIBBON STUFFER          2M3400  2M    15-Nov-88        6,293.91       6,293.91         0.00

75          4366395001  44E918062                         2M3400  2M    15-Feb-95       11,323.71       2,830.93     8,492.78

75          4332994001  44D0931363                        2M3400  2M    15-Jan-94        1,495.62         913.99       581.63

75          4337094001  44C930142                         2M3267  2M    15-Mar-94          668.00         371.11       296.89

75          3852987001  44B508306-001 TOP LEVER           2M3400  2M    15-Jul-87        2,000.00       2,000.00         0.00

75          4412795001  44D416360-001 C13                 2M3400  2M    15-Apr-95        6,837.80       1,329.58     5,508.22

75          4285993001  44C930137                         2M3267  2M    15-Jun-93        1,986.12       1,599.93       386.19

75          4122491001  44C505002-002                     2M3400  2M    15-Apr-91       27,072.08      27,072.08         0.00

75          3930089001  44B508503-001 MOBIUS GDE.         2M3400  2M    15-Jun-89        8,000.00       8,000.00         0.00

75          3927889001  44B508319-001 CLUTCH ROLL         2M3400  2M    15-May-89        8,800.00       8,800.00         0.00

75          3740787001  44B508286-003                     2M3400  2M    15-Oct-87        5,200.00       5,200.00         0.00

75          3896688001  44B505401  PULLEY                 2M3400  2M    15-May-88        7,397.08       7,397.08         0.00

75          3606986001  44B504045                         2M3400  2M    15-Apr-86       11,370.96      11,370.96         0.00

75          3863288001  44C505011-002 SIDE SHEET          2M3400  2M    15-Apr-88        4,650.00       4,650.00         0.00

75          4261193001  4C0556P01 DRIVE GEAR              2M3400  2M    15-Jun-93        1,280.00       1,031.11       248.89

75          4367194001  44B503316-001                     2M3268  2M    15-Sep-94        1,219.10         474.09       745.01

75          3916588001  3B0308-P01 CLAMP CONNECT          2M3400  2M    15-Aug-88        8,000.00       8,000.00         0.00

75          3670587001  44B503576                         2M3400  2M    15-Sep-87        4,852.06       4,852.06         0.00

75          4150491001  44C505045-001                     2M3400  2M    15-Mar-91       12,445.83      12,445.83         0.00

75          4285693001  44D931334 SHUTTLE BAR ASSM        2M3400  2M    15-Jun-93        2,192.64       1,766.29       426.35

75          4117790001  RIBBON RUN-IN MACHINE             2M3400  2M    15-Jun-90        5,946.31       5,946.31         0.00

75          4285493001  44D931334                         2M3400  2M    15-Jun-93        2,192.64       1,766.29       426.35

75          3843288001  640073772001 NOSE CAP             2M3001  2M    15-Mar-88        4,000.00       4,000.00         0.00

75          4160492001  3C0941G01                         2M3302  2M    15-Oct-92        1,912.30       1,912.30         0.00

75          3852787001  44B508304-001 STRIPPER            2M3400  2M    15-Jun-87        2,500.00       2,500.00         0.00

75          3612886001  44B506300-001                     2M3400  2M    15-Jun-86        5,800.00       5,800.00         0.00

75          3689287001  44B504609-003/004                 2M3400  2M    15-Feb-87        5,950.00       5,950.00         0.00

75          4117290001  MOLD FOR CHUTE-HOUSING UP         2M3400  2M    15-Aug-90        1,715.58       1,715.58         0.00

75          4283393001  44D931349                         2M3267  2M    15-Jun-93        1,352.71       1,089.68       263.03

75          4285393001  44D931334 SHUTTLE BAR ASSM        2M3267  2M    15-Jun-93        2,192.64       1,766.29       426.35


75          4160591001  44D430432-001                        0.00          0.00          0.00

75          4249793001  44E918062 4800 ASSY FIXTURE        305.56        152.78      1,680.55

75          3822188001  64007126                             0.00          0.00          0.00

75          4285793001  44D931334 SHUTTLE BAR ASSM          60.91         30.45        395.90

75          4372895001  44D931352                           13.26          6.63        597.54

75          4083589001  44A509399-001 WIRE GUIDE             0.00          0.00          0.00

75          4040789001  4410/70 RIBBON STUFFER               0.00          0.00          0.00

75          3784487001  VELOCITY TEST FIXT.                  0.00          0.00          0.00

75          3995089001  3D0602P02 CARTRIDGE BOTTOM           0.00          0.00          0.00

75          4413195001  44C510199-001 2 CAV MOLD C38       217.42        108.71      9,799.62

75          4185092001  3D0841P01                          222.22        111.11          0.00

75          3923489001  3B0304-P01 CLUTCH DRIVE              0.00          0.00          0.00

75          3784987001  ACTUATOR GUIDE-STATORRIVE            0.00          0.00          0.00

75          3664387002  44B504380-G01                        0.00          0.00          0.00

75          4041489001  4B508351-G01 PRESS.FIXT.             0.00          0.00          0.00

75          3927389001  RIBBON RUN-IN STUFFER                0.00          0.00          0.00

75          3853187001  44B508426-001 REINKER SUP            0.00          0.00          0.00

75          4148692001  3C0900P01                           63.63         31.81          0.00

75          4170391001  3D0862P01                          202.29        101.15          0.00

75          4148592001  3C0901P01                           42.48         21.24          0.00

75          3985788001  44E918051 RIBBON STUFFER             0.00          0.00          0.00

75          4366395001  44E918062                          257.36        128.68      8,364.10

75          4332994001  44D0931363                          41.55         20.77        560.86

75          4337094001  44C930142                           18.56          9.28        287.61

75          3852987001  44B508306-001 TOP LEVER              0.00          0.00          0.00

75          4412795001  44D416360-001 C13                  120.87         60.44      5,447.78

75          4285993001  44C930137                           55.17         27.59        358.61

75          4122491001  44C505002-002                        0.00          0.00          0.00

75          3930089001  44B508503-001 MOBIUS GDE.            0.00          0.00          0.00

75          3927889001  44B508319-001 CLUTCH ROLL            0.00          0.00          0.00

75          3740787001  44B508286-003                        0.00          0.00          0.00

75          3896688001  44B505401  PULLEY                    0.00          0.00          0.00

75          3606986001  44B504045                            0.00          0.00          0.00

75          3863288001  44C505011-002 SIDE SHEET             0.00          0.00          0.00

75          4261193001  4C0556P01 DRIVE GEAR                35.56         17.78        231.11

75          4367194001  44B503316-001                       33.86         16.93        728.08

75          3916588001  3B0308-P01 CLAMP CONNECT             0.00          0.00          0.00

75          3670587001  44B503576                            0.00          0.00          0.00

75          4150491001  44C505045-001                        0.00          0.00          0.00

75          4285693001  44D931334 SHUTTLE BAR ASSM          60.91         30.45        395.90

75          4117790001  RIBBON RUN-IN MACHINE                0.00          0.00          0.00

75          4285493001  44D931334                           60.91         30.45        395.90

75          3843288001  640073772001 NOSE CAP                0.00          0.00          0.00

75          4160492001  3C0941G01                           48.29         24.15          0.00

75          3852787001  44B508304-001 STRIPPER               0.00          0.00          0.00

75          3612886001  44B506300-001                        0.00          0.00          0.00

75          3689287001  44B504609-003/004                    0.00          0.00          0.00

75          4117290001  MOLD FOR CHUTE-HOUSING UP            0.00          0.00          0.00

75          4283393001  44D931349                           37.58         18.79        244.24

75          4285393001  44D931334 SHUTTLE BAR ASSM          60.91         30.45        395.90





                                      41

75          3969689001  44B430111-003                     2M3400  2M    15-May-89       24,000.00      24,000.00         0.00

75          4413495001  44A505361-002 B11                 2M3400  2M    15-Apr-95       12,600.00       2,450.00    10,150.00

75          3640486001  44C415265-001 & 002               2M3400  2M    15-Sep-86        5,403.03       5,403.03         0.00

75          3848388001  44D416416G06/G08                  2M3400  2M    15-Jun-88        7,385.39       7,385.39         0.00

75          4249593001  44D931330 SHUTTLE SPRING ASM      2M3400  2M    15-May-93        8,795.00       7,329.17     1,465.83

75          4136191001  44D416282-003                     2M3304  2M    15-May-91        2,245.00       2,245.00         0.00

75          3928789001  44B508306-001 LEVER TOP           2M3400  2M    15-Jul-89       14,000.00      14,000.00         0.00

75          3784587001  VELOCITY TEST FIXT.               2M3400  2M    15-Dec-87        3,768.76       3,768.76         0.00

75          4083690001  9D0301P01 RIBBON SUPPORT          2M3400  2M    15-Aug-90       32,500.00      32,500.00         0.00

75          4068690001  3D0659P01  LEVER GAP ADJ.         2M3400  2M    15-Apr-90        8,200.00       8,200.00         0.00

75          3800587001  44C506634-001/002                 2M3400  2M    15-Dec-87        5,900.00       5,900.00         0.00

75          4112791001  COUNT MOD/CONTROL BOARD           2M3400  2M    15-Dec-91        1,803.93       1,803.93         0.00

75          3822187001  64007313-4 CAVITY MOLD            2M3400  2M    15-Dec-87        6,961.76       6,961.76         0.00

75          4193692001  DUPLICATE TOOLING ASSEMBLY        2M3400  2M    15-Oct-92       48,603.06      48,603.06         0.00

75          4132990001  44C504454 COIL RING MOLD          2M3400  2M    15-Sep-90        9,017.58       9,017.58         0.00

75          4097090001  3B0349P02  PULLEY                 2M3302  2M    15-Aug-90       13,102.53      13,102.53         0.00

75          3688487001  44D416446-001/002                 2M3400  2M    15-Feb-87       19,818.75      19,818.75         0.00

75          4410195001  44C414965-001                     2M3400  2M    15-Mar-95        3,400.00         755.56     2,644.44

75          3845892002  3B0356P03                         2M3212  2M    15-Oct-92          898.90         898.90         0.00

75          3796388001  64007207-2001                     2M3400  2M    15-Apr-88        3,200.00       3,200.00         0.00

75          4114390001  3A0132P01 RAIL FRONT              2M3302  2M    15-Jun-90          746.25         746.25         0.00

75          4041389001  44C430245 ACTUATOR FIXT.          2M3400  2M    15-Sep-89        5,032.15       5,032.15         0.00

75          4309693001  44D931354-1A                      2M3267  2M    15-Aug-93        1,651.83       1,238.87       412.96

75          3987688001  3C0520P01 HOUSING HOME SE         2M3108  2M    15-May-88        9,000.00       9,000.00         0.00

75          4285093001  44D931347 STRIKEBAR ALIGNMENT     2M3267  2M    15-Jun-93        1,201.62         967.97       233.65

75          3688187001  44B506338-002                     2M3400  2M    15-Feb-87        6,650.00       6,650.00         0.00

75          4347294001  44D931340                         2M3400  2M    15-May-94        2,175.00       1,087.50     1,087.50

75          4133490001  PCB TOOLING                       2M3400  2M    15-Sep-90        2,456.11       2,456.11         0.00

75          3784887001  ACTUATOR GD-STATOR RIVET          2M3400  2M    15-Dec-87        3,947.01       3,947.01         0.00

75          4284893001  44D931347 STRIKEBAR ALIGNMENT     2M3267  2M    15-Jun-93        1,201.63         967.98       233.65

75          3995089002  3D0602P02-MODIFY-CARTRIDGE BOT    2M3400  2M    15-Apr-94        6,100.00       3,219.45     2,880.55

75          3800188001  64007310-2001 ROLLERSHAFT         2M3400  2M    15-Feb-88       18,825.35      18,825.35         0.00

75          4052590001  3D0626P04  FENCE COVER            2M3302  2M    15-Mar-90        5,544.25       5,544.25         0.00

75          4174792001  3C0941G01                         2M3302  2M    15-Oct-92        3,750.00       3,750.00         0.00

75          4116290001  44C510199-001 COMB-RIBCAR         2M3400  2M    15-Aug-90       10,643.66      10,643.66         0.00

75          3640586001  44B503576-001 & 002               2M3400  2M    15-Sep-86        5,196.44       5,196.44         0.00

75          3841988001  3A0139-P01  RUBBER BUMPER         2M3304  2M    15-Apr-88        3,251.34       3,251.34         0.00

75          4410895001  44E918048                         2M3268  2M    15-Mar-95        8,120.50       1,804.56     6,315.94

75          4118190001  RIBBON CARTRIDGE SENSING          2M3400  2M    15-May-90        2,889.53       2,889.53         0.00

75          0070687001  64004737-2001 NOSE CONE           2M3001  2M    15-Dec-87        2,212.50       2,212.50         0.00

75          4118090001  RIBBON RUN-IN STATION             2M3400  2M    15-Aug-90        3,351.77       3,351.77         0.00

75          3769988001  64007301-2001 RIB.CAS.BOD         2M3400  2M    15-Apr-88       99,800.13      99,800.13         0.00

75          3988088001  3D0601P01  CARRIAGE               2M3108  2M    15-Jul-88       16,000.00      16,000.00         0.00

75          4122891001  3B0305P01                         2M3400  2M    15-Dec-91        3,910.00       3,910.00         0.00

75          4117990001  RIBBON RUN-IN MACHINE             2M3400  2M    15-Jun-90        5,946.31       5,946.31         0.00

75          4041789001  PRINTHEAD GRIND FIXTURE           2M3400  2M    15-Aug-89        8,299.37       8,299.37         0.00

75          4117890001  RIBBON RUN-IN STATION             2M3400  2M    15-Aug-90        3,485.93       3,485.93         0.00

75          3903888001  64007398-2001 MAGNET PLAT         2M3400  2M    15-Dec-88       18,400.00      18,400.00         0.00

75          4248693001  4C0268P02,4 CAV                   2M3268  2M    15-Nov-93       53,341.50      33,997.75    19,343.75

75          3931089001  44A509076-001 ROLLER RIBC         2M3400  2M    15-Aug-89        7,800.00       7,800.00         0.00


75          3969689001  44B430111-003                         0.00          0.00          0.00

75          4413495001  44A505361-002 B11                   222.73        111.36     10,038.64

75          3640486001  44C415265-001 & 002                   0.00          0.00          0.00

75          3848388001  44D416416G06/G08                      0.00          0.00          0.00

75          4249593001  44D931330 SHUTTLE SPRING ASM        244.31        122.15      1,343.68

75          4136191001  44D416282-003                         0.00          0.00          0.00

75          3928789001  44B508306-001 LEVER TOP               0.00          0.00          0.00

75          3784587001  VELOCITY TEST FIXT.                   0.00          0.00          0.00

75          4083690001  9D0301P01 RIBBON SUPPORT              0.00          0.00          0.00

75          4068690001  3D0659P01  LEVER GAP ADJ.             0.00          0.00          0.00

75          3800587001  44C506634-001/002                     0.00          0.00          0.00

75          4112791001  COUNT MOD/CONTROL BOARD               0.00          0.00          0.00

75          3822187001  64007313-4 CAVITY MOLD                0.00          0.00          0.00

75          4193692001  DUPLICATE TOOLING ASSEMBLY        1,228.70        614.35          0.00

75          4132990001  44C504454 COIL RING MOLD              0.00          0.00          0.00

75          4097090001  3B0349P02  PULLEY                     0.00          0.00          0.00

75          3688487001  44D416446-001/002                     0.00          0.00          0.00

75          4410195001  44C414965-001                        68.69         34.34      2,610.10

75          3845892002  3B0356P03                            22.70         11.35          0.00

75          3796388001  64007207-2001                         0.00          0.00          0.00

75          4114390001  3A0132P01 RAIL FRONT                  0.00          0.00          0.00

75          4041389001  44C430245 ACTUATOR FIXT.              0.00          0.00          0.00

75          4309693001  44D931354-1A                         45.88         22.94        390.02

75          3987688001  3C0520P01 HOUSING HOME SE             0.00          0.00          0.00

75          4285093001  44D931347 STRIKEBAR ALIGNMENT        33.38         16.69        216.96

75          3688187001  44B506338-002                         0.00          0.00          0.00

75          4347294001  44D931340                            60.42         30.21      1,057.29

75          4133490001  PCB TOOLING                           0.00          0.00          0.00

75          3784887001  ACTUATOR GD-STATOR RIVET              0.00          0.00          0.00

75          4284893001  44D931347 STRIKEBAR ALIGNMENT        33.38         16.69        216.96

75          3995089002  3D0602P02-MODIFY-CARTRIDGE BOT      169.44         84.72      2,795.83

75          3800188001  64007310-2001 ROLLERSHAFT             0.00          0.00          0.00

75          4052590001  3D0626P04  FENCE COVER                0.00          0.00          0.00

75          4174792001  3C0941G01                            94.70         47.35          0.00

75          4116290001  44C510199-001 COMB-RIBCAR             0.00          0.00          0.00

75          3640586001  44B503576-001 & 002                   0.00          0.00          0.00

75          3841988001  3A0139-P01  RUBBER BUMPER             0.00          0.00          0.00

75          4410895001  44E918048                           164.05         82.03      6,233.91

75          4118190001  RIBBON CARTRIDGE SENSING              0.00          0.00          0.00

75          0070687001  64004737-2001 NOSE CONE               0.00          0.00          0.00

75          4118090001  RIBBON RUN-IN STATION                 0.00          0.00          0.00

75          3769988001  64007301-2001 RIB.CAS.BOD             0.00          0.00          0.00

75          3988088001  3D0601P01  CARRIAGE                   0.00          0.00          0.00

75          4122891001  3B0305P01                             0.00          0.00          0.00

75          4117990001  RIBBON RUN-IN MACHINE                 0.00          0.00          0.00

75          4041789001  PRINTHEAD GRIND FIXTURE               0.00          0.00          0.00

75          4117890001  RIBBON RUN-IN STATION                 0.00          0.00          0.00

75          3903888001  64007398-2001 MAGNET PLAT             0.00          0.00          0.00

75          4248693001  4C0268P02,4 CAV                   1,560.91        780.45     18,563.30

75          3931089001  44A509076-001 ROLLER RIBC             0.00          0.00          0.00





                                      42

75          3928889001  44B508313-001 ROLLER CORE         2M3400  2M    15-Jun-89       10,500.00      10,500.00         0.00

75          3657886001  44B505497-001                     2M3400  2M    15-Nov-86        7,183.89       7,183.89         0.00

75          3987888001  3C0545P01 GEAR COVER TRAC         2M3108  2M    15-Aug-88        2,000.00       2,000.00         0.00

75          4309593001  44D931354-1A                      2M3267  2M    15-Aug-93        1,651.83       1,238.87       412.96

75          4413395001  3A0296P02 B06                     2M3400  2M    15-Apr-95        8,225.00       1,599.30     6,625.70

75          3674087001  44C430245-G02                     2M3400  2M    15-May-87        5,271.67       5,271.67         0.00

75          4077589001  RIBBON STUFFER                    2M3400  2M    15-Dec-89        5,569.76       5,569.76         0.00

75          4420595001  44D931018 PRESSING FIXTURE        2M3400  2M    15-Jun-95        1,995.00         277.09     1,717.91

75          3673887001  44D430328                         2M3400  2M    15-May-87        7,801.83       7,801.83         0.00

75          3854387001  44C430236-001 CONTROL PAN         2M3304  2M    15-Jul-87        4,000.00       4,000.00         0.00

75          4114490001  RIBBON RUN-IN STATION             2M3400  2M    15-Aug-90        4,336.16       4,336.16         0.00

75          3994989001  3D0600P02 CARTRIDGE TOP           2M3400  2M    15-Jul-89       83,136.79      83,136.79         0.00

75          3960588001  44C504497-001                     2M3400  2M    15-Oct-88        4,053.48       4,053.48         0.00

75          4297293001  4B0115 GRINDING FIXTURE           2M3267  2M    15-Jul-93          700.00         544.44       155.56

75          3843188001  640073372001 BULKHEAD #2          2M3001  2M    15-Mar-88        2,825.00       2,825.00         0.00

75          3658186001  44D416289                         2M3400  2M    15-Nov-86        9,339.83       9,339.83         0.00

75          3625486001  44C504460-004                     2M3400  2M    15-Jul-86        5,711.59       5,711.59         0.00

75          4325693001  4B0115G01 LINEAR MOTOR COIL       2M3308  2M    15-Nov-93          800.00         533.33       266.67

75          4056491001  44B508740-001                     2M3304  2M    15-Dec-91        1,724.36       1,724.36         0.00

75          4309493001  44D931354-1                       2M3267  2M    15-Aug-93        1,651.84       1,238.88       412.96

75          4045891001  44B508745-001                     2M3400  2M    15-Dec-91       11,900.00      11,900.00         0.00

75          4117390001  MOLD FOR CHUTE-HOUSING UP         2M3400  2M    15-Aug-90        1,461.70       1,461.70         0.00

75          3800487002  44C506635-001                     2M3400  2M    15-Dec-87        5,200.00       5,200.00         0.00

75          3674187001  44A507992-G01                     2M3400  2M    15-Sep-87        5,924.89       5,924.89         0.00

75          4343294001  STAKING TOOL ACTUATOR ASSEM       2M3267  2M    15-Apr-94        1,510.25         797.07       713.18

75          4285193001  44D931347 STRIKEBAR ALIGNMENT     2M3400  2M    15-Jun-93        1,201.62         967.97       233.65

75          4416395001  44B504045-001 B83                 2M3400  2M    15-May-95       11,534.50       1,900.86     9,633.64

75          4249693001  44D931332 COUNTER-MASS ASSY       2M3400  2M    15-Apr-93        1,983.52       1,708.03       275.49

75          4128991001  3C0530P01                         2M3400  2M    15-Dec-91       10,165.18      10,165.18         0.00

75          4408495001  44C916915 PRESSING FIXTURE        2M3400  2M    15-Feb-95          997.50         249.38       748.12

75          4284993001  44D931347 STRIKEBAR ALIGNMENT     2M3400  2M    15-Jun-93        1,201.63         967.98       233.65

75          4347194001  44D931338                         2M3400  2M    15-May-94          780.00         390.00       390.00

75          4114590001  RIBBON STUFFER                    2M3400  2M    15-Jun-90        6,702.08       6,702.08         0.00

75          4118490001  44D416283-003 FAN SHROUD          2M3400  2M    15-Sep-90        2,271.31       2,271.31         0.00

75          4152791001  3B1009P01/SPRING CLUTCH           2M3304  2M    15-Jun-91        6,713.00       6,713.00         0.00

75          3754787001  44C430247                         2M3400  2M    15-Oct-87        6,150.00       6,150.00         0.00

75          4044089001  44D430328  CHECKING FIXTU         2M3400  2M    15-Oct-89        4,526.89       4,526.89         0.00

75          3988388001  3D0642P01 DETENT TRAC.ASM         2M3108  2M    15-Jul-88        3,000.00       3,000.00         0.00

75          4277193001  4B0115G01 LINEAR MOTOR COIL       2M3308  2M    15-Jun-93          800.00         644.44       155.56

75          3919788001  44A509326-001 CLEVIS              2M3304  2M    15-Jul-88        3,250.00       3,250.00         0.00

75          4352894001  44D931340                         2M3400  2M    15-Jun-94        2,320.25       1,095.67     1,224.58

75          4041589001  44C430245 TORQUING FIXTUR         2M3400  2M    15-Oct-89        5,660.10       5,660.10         0.00

75          4094890001  44B508742-001 LOOP SUPP.          2M3400  2M    15-Oct-90        5,220.26       5,220.26         0.00

75          4357594001  44D931336                         2M3400  2M    15-Jul-94        5,246.43       2,331.75     2,914.68

75          3927289001  RIBBON RUN-IN UNIT                2M3400  2M    15-Aug-89        5,381.44       5,381.44         0.00

75          4325793001  4B0115G01 LINEAR MOTOR COIL       2M3308  2M    15-Nov-93          800.00         533.33       266.67

75          4112490001  3D0640P02 SHIELD ESD              2M3302  2M    15-Mar-90        5,600.00       5,600.00         0.00

75          4045690001  44D430335-002 RIB CART            2M3400  2M    15-Jan-90       48,500.00      48,500.00         0.00

75          3985988001  44E918052 RIBBON RUN-IN           2M3400  2M    15-Dec-88        5,701.05       5,701.05         0.00

75          4040689001  44A509345001 BACK STOP            2M3304  2M    15-Sep-89        4,709.58       4,709.58         0.00


75          3928889001  44B508313-001 ROLLER CORE            0.00          0.00          0.00

75          3657886001  44B505497-001                        0.00          0.00          0.00

75          3987888001  3C0545P01 GEAR COVER TRAC            0.00          0.00          0.00

75          4309593001  44D931354-1A                        45.88         22.94        390.02

75          4413395001  3A0296P02 B06                      145.39         72.70      6,553.00

75          3674087001  44C430245-G02                        0.00          0.00          0.00

75          4077589001  RIBBON STUFFER                       0.00          0.00          0.00

75          4420595001  44D931018 PRESSING FIXTURE          25.19         12.60      1,705.32

75          3673887001  44D430328                            0.00          0.00          0.00

75          3854387001  44C430236-001 CONTROL PAN            0.00          0.00          0.00

75          4114490001  RIBBON RUN-IN STATION                0.00          0.00          0.00

75          3994989001  3D0600P02 CARTRIDGE TOP              0.00          0.00          0.00

75          3960588001  44C504497-001                        0.00          0.00          0.00

75          4297293001  4B0115 GRINDING FIXTURE             19.44          9.72        145.84

75          3843188001  640073372001 BULKHEAD #2             0.00          0.00          0.00

75          3658186001  44D416289                            0.00          0.00          0.00

75          3625486001  44C504460-004                        0.00          0.00          0.00

75          4325693001  4B0115G01 LINEAR MOTOR COIL         22.22         11.11        255.56

75          4056491001  44B508740-001                        0.00          0.00          0.00

75          4309493001  44D931354-1                         45.88         22.94        390.02

75          4045891001  44B508745-001                        0.00          0.00          0.00

75          4117390001  MOLD FOR CHUTE-HOUSING UP            0.00          0.00          0.00

75          3800487002  44C506635-001                        0.00          0.00          0.00

75          3674187001  44A507992-G01                        0.00          0.00          0.00

75          4343294001  STAKING TOOL ACTUATOR ASSEM         41.95         20.98        692.20

75          4285193001  44D931347 STRIKEBAR ALIGNMENT       33.38         16.69        216.96

75          4416395001  44B504045-001 B83                  172.81         86.40      9,547.24

75          4249693001  44D931332 COUNTER-MASS ASSY         55.10         27.55          0.00

75          4128991001  3C0530P01                            0.00          0.00          0.00

75          4408495001  44C916915 PRESSING FIXTURE          22.67         11.34        736.78

75          4284993001  44D931347 STRIKEBAR ALIGNMENT       33.38         16.69        216.96

75          4347194001  44D931338                           21.67         10.83        379.17

75          4114590001  RIBBON STUFFER                       0.00          0.00          0.00

75          4118490001  44D416283-003 FAN SHROUD             0.00          0.00          0.00

75          4152791001  3B1009P01/SPRING CLUTCH              0.00          0.00          0.00

75          3754787001  44C430247                            0.00          0.00          0.00

75          4044089001  44D430328  CHECKING FIXTU            0.00          0.00          0.00

75          3988388001  3D0642P01 DETENT TRAC.ASM            0.00          0.00          0.00

75          4277193001  4B0115G01 LINEAR MOTOR COIL         22.22         11.11        144.45

75          3919788001  44A509326-001 CLEVIS                 0.00          0.00          0.00

75          4352894001  44D931340                           64.45         32.23      1,192.35

75          4041589001  44C430245 TORQUING FIXTUR            0.00          0.00          0.00

75          4094890001  44B508742-001 LOOP SUPP.             0.00          0.00          0.00

75          4357594001  44D931336                          145.73         72.87      2,841.81

75          3927289001  RIBBON RUN-IN UNIT                   0.00          0.00          0.00

75          4325793001  4B0115G01 LINEAR MOTOR COIL         22.22         11.11        255.56

75          4112490001  3D0640P02 SHIELD ESD                 0.00          0.00          0.00

75          4045690001  44D430335-002 RIB CART               0.00          0.00          0.00

75          3985988001  44E918052 RIBBON RUN-IN              0.00          0.00          0.00

75          4040689001  44A509345001 BACK STOP               0.00          0.00          0.00





                                      43

75          3943888001  44D416482 ASSEMBLY FIXTUR         2M3400  2M    15-Dec-88        2,127.52       2,127.52         0.00

75          4132890001  44D917866 GRIND FIXTURE           2M3400  2M    15-Sep-90        2,807.28       2,807.28         0.00

75          4339294001  LOADING FIXTURE-AFTON PTHD        2M3267  2M    15-Apr-94        1,325.00         699.30       625.70

75          4410095001  44D416196-001                     2M3268  2M    15-Mar-95        2,890.00         642.22     2,247.78

75          4116390001  44B508312-001 SUP.REINKER         2M3400  2M    15-Aug-90        7,186.00       7,186.00         0.00

75          3688387001  44D416430-001 & 002               2M3400  2M    15-Feb-87       12,100.00      12,100.00         0.00

75          4045790001  44E416580-002 RIBCART TOP         2M3400  2M    15-Jan-90       87,700.00      87,700.00         0.00

75          4011889001  44A507992-G01                     2M3400  2M    15-Apr-89        3,799.17       3,799.17         0.00

75          3820288001  3D0611P01 REAR ACCESS DR.         2M3304  2M    15-Dec-88       81,605.00      81,605.00         0.00

75          3932089001  3D0682G01 OUTPUT RACK ASM         2M3302  2M    15-Jul-89        4,847.44       4,847.44         0.00

75          3651486001  44B418520-001                     2M3400  2M    15-Sep-86        7,606.39       7,606.39         0.00

75          3610986001  44A503668-001                     2M3400  2M    15-Jul-86        4,518.25       4,518.25         0.00

75          3853487001  44D430330-001 RIBBON DRIV         2M3400  2M    15-Jun-87        5,000.00       5,000.00         0.00

75          3800088001  64007306-2001 ROLLER SHFT         2M3400  2M    15-Apr-88       24,523.25      24,523.25         0.00

75          3899688001  44D416476-G01, G02                2M3400  2M    15-Jun-88        6,054.52       6,054.52         0.00

75          3813487001  44A506413-001                     2M3400  2M    15-Dec-87        2,267.00       2,267.00         0.00

75          4025489001  44C430242-G01 SIZING FIXT         2M3400  2M    15-Jun-89        6,348.13       6,348.13         0.00

75          3987788001  3C0530P01 EXIT ROLLER BRG         2M3108  2M    15-Aug-88        3,250.00       3,250.00         0.00

75          3843088001  640073362001 BULKHEAD #3          2M3001  2M    15-Mar-88        2,825.00       2,825.00         0.00

75          3784787001  DRIVE STUD FIXT.                  2M3400  2M    15-Dec-87        5,891.80       5,891.80         0.00

75          4372795001  44E918062                         2M3400  2M    15-Feb-95       11,323.72       1,698.56     9,625.16

75          4332894001  44D0931363                        2M3400  2M    15-Jan-94        1,495.63         914.00       581.63

75          4339194001  44D931370 CHECKING FIXTURE        2M3267  2M    15-Apr-94        2,895.00       1,527.92     1,367.08

75          4149191001  44E416580-002 REF:40457           2M3400  2M    15-Mar-91        3,800.00       3,800.00         0.00

75          4169391001  3C0925P01                         2M3304  2M    15-Nov-91        4,413.00       4,413.00         0.00

75          4313393001  44D416497-001 CARTRIDGE TOP       2M3400  2M    15-Sep-93       17,000.00      12,277.78     4,722.22

75          3612786001  44B506342-001                     2M3400  2M    15-Jun-86        3,734.00       3,734.00         0.00

75          4283293001  44D931350                         2M3400  2M    15-Jun-93        1,438.00       1,158.39       279.61

75          3839391002  3D0650P01                         2M3212  2M    15-Dec-91        2,713.71       2,713.71         0.00

75          4041889001  PRINTHEAD GRINDING FIXTUR         2M3400  2M    15-Aug-89        5,173.52       5,173.52         0.00

75          4248593001  4B0199P01 & 4B0504P01             2M3400  2M    15-Jun-93       29,500.00      23,763.89     5,736.11

75          4025389001  44B508478-002 GUIDE RIBBN         2M3400  2M    15-Oct-89        9,850.00       9,850.00         0.00

75          4153191001  3A0267P01                         2M3400  2M    15-Jul-91        8,663.52       8,663.52         0.00

75          3813987001  44B430111                         2M3400  2M    15-Sep-87       11,900.00      11,900.00         0.00

75          3999989001  44D430328  GRINDING FIXTU         2M3400  2M    15-Feb-89        7,056.13       7,056.13         0.00

75          4162991001  3C0927P01                         2M3304  2M    15-Sep-91        3,120.00       3,120.00         0.00

75          4004089001  44B506384-001                     2M3400  2M    15-Jul-89        8,525.00       8,525.00         0.00

75          3784687001  DRIVE STUD FIXT.                  2M3400  2M    15-Dec-87        5,891.80       5,891.80         0.00

75          4135291001  44A509399-001                     2M3304  2M    15-May-91        2,279.61       2,279.61         0.00

75          4041689001  44C430244 ASSEMBLY FIXT.          2M3400  2M    15-Sep-89        6,416.87       6,416.87         0.00

75          3993289001  3C0565P01 CONTACT SPRING          2M3302  2M    15-Oct-89        3,801.60       3,801.60         0.00

75          3820388001  3D0612P01 FRONT ACCESS DR         2M3304  2M    15-Dec-88       56,680.00      56,680.00         0.00

75          3931289001  3B0338P01 FLANGE PULLEY           2M3302  2M    15-Jul-89        6,462.81       6,462.81         0.00

75          3919688001  44B508631-001 SUP.FOLLOW          2M3304  2M    15-Jul-88        3,295.00       3,295.00         0.00

75          4122391001  44C505016-001                     2M3400  2M    15-Jun-91       16,227.09      16,227.09         0.00

75          3794187001  64007309                          2M3400  2M    15-Dec-87       22,216.37      22,216.37         0.00

75          4068790001  3B0433P01 BEARING NIP ROL         2M3304  2M    15-Jan-90        5,132.55       5,132.55         0.00

75          3805087001  44B508518-001 PWB SUPPORT         2M3400  2M    15-Dec-87        5,858.92       5,858.92         0.00

75          3817487001  44C415374-004                     2M3400  2M    15-Aug-87          438.26         438.26         0.00

75          4174692001  3D0875G01                         2M3302  2M    15-Oct-92        4,200.00       4,200.00         0.00


75          3943888001  44D416482 ASSEMBLY FIXTUR            0.00          0.00          0.00

75          4132890001  44D917866 GRIND FIXTURE              0.00          0.00          0.00

75          4339294001  LOADING FIXTURE-AFTON PTHD          36.81         18.40        607.30

75          4410095001  44D416196-001                       58.38         29.19      2,218.59

75          4116390001  44B508312-001 SUP.REINKER            0.00          0.00          0.00

75          3688387001  44D416430-001 & 002                  0.00          0.00          0.00

75          4045790001  44E416580-002 RIBCART TOP            0.00          0.00          0.00

75          4011889001  44A507992-G01                        0.00          0.00          0.00

75          3820288001  3D0611P01 REAR ACCESS DR.            0.00          0.00          0.00

75          3932089001  3D0682G01 OUTPUT RACK ASM            0.00          0.00          0.00

75          3651486001  44B418520-001                        0.00          0.00          0.00

75          3610986001  44A503668-001                        0.00          0.00          0.00

75          3853487001  44D430330-001 RIBBON DRIV            0.00          0.00          0.00

75          3800088001  64007306-2001 ROLLER SHFT            0.00          0.00          0.00

75          3899688001  44D416476-G01, G02                   0.00          0.00          0.00

75          3813487001  44A506413-001                        0.00          0.00          0.00

75          4025489001  44C430242-G01 SIZING FIXT            0.00          0.00          0.00

75          3987788001  3C0530P01 EXIT ROLLER BRG            0.00          0.00          0.00

75          3843088001  640073362001 BULKHEAD #3             0.00          0.00          0.00

75          3784787001  DRIVE STUD FIXT.                     0.00          0.00          0.00

75          4372795001  44E918062                          154.41         77.21      9,547.95

75          4332894001  44D0931363                          41.55         20.77        560.86

75          4339194001  44D931370 CHECKING FIXTURE          80.42         40.21      1,326.87

75          4149191001  44E416580-002 REF:40457              0.00          0.00          0.00

75          4169391001  3C0925P01                            0.00          0.00          0.00

75          4313393001  44D416497-001 CARTRIDGE TOP        472.22        236.11      4,486.11

75          3612786001  44B506342-001                        0.00          0.00          0.00

75          4283293001  44D931350                           39.94         19.97        259.64

75          3839391002  3D0650P01                            0.00          0.00          0.00

75          4041889001  PRINTHEAD GRINDING FIXTUR            0.00          0.00          0.00

75          4248593001  4B0199P01 & 4B0504P01              819.44        409.72      5,326.39

75          4025389001  44B508478-002 GUIDE RIBBN            0.00          0.00          0.00

75          4153191001  3A0267P01                            0.00          0.00          0.00

75          3813987001  44B430111                            0.00          0.00          0.00

75          3999989001  44D430328  GRINDING FIXTU            0.00          0.00          0.00

75          4162991001  3C0927P01                            0.00          0.00          0.00

75          4004089001  44B506384-001                        0.00          0.00          0.00

75          3784687001  DRIVE STUD FIXT.                     0.00          0.00          0.00

75          4135291001  44A509399-001                        0.00          0.00          0.00

75          4041689001  44C430244 ASSEMBLY FIXT.             0.00          0.00          0.00

75          3993289001  3C0565P01 CONTACT SPRING             0.00          0.00          0.00

75          3820388001  3D0612P01 FRONT ACCESS DR            0.00          0.00          0.00

75          3931289001  3B0338P01 FLANGE PULLEY              0.00          0.00          0.00

75          3919688001  44B508631-001 SUP.FOLLOW             0.00          0.00          0.00

75          4122391001  44C505016-001                        0.00          0.00          0.00

75          3794187001  64007309                             0.00          0.00          0.00

75          4068790001  3B0433P01 BEARING NIP ROL            0.00          0.00          0.00

75          3805087001  44B508518-001 PWB SUPPORT            0.00          0.00          0.00

75          3817487001  44C415374-004                        0.00          0.00          0.00

75          4174692001  3D0875G01                          106.06         53.03          0.00





                                      44

75          4284793001  44D931347 STRIKEBAR ALIGNMENT     2M3400  2M    15-Jun-93        1,201.63         967.98       233.65

75          4122495002  44C505002-002 MODIFY              2M3400  2M    15-Jan-95        6,180.00       1,716.67     4,463.33

75          4040289001  44B508320-001 BEARING             2M3302  2M    15-Nov-89        5,650.00       5,650.00         0.00

75          3688687001  44C506651-001/003                 2M3400  2M    15-Feb-87        8,100.00       8,100.00         0.00

75          4040989001  RIBBON RUN-IN STATION             2M3400  2M    15-Jul-89        6,376.25       6,376.25         0.00

75          4144890001  44B508709-001 REF:40946           2M3400  2M    15-Jan-90        3,630.40       3,630.40         0.00

75          4160791001  44B508889-001 CUTTING DIE         2M3134  2M    15-Jul-91          540.00         540.00         0.00

75          3688587001  44C506651-002/004                 2M3400  2M    15-Feb-87        8,100.00       8,100.00         0.00

75          4063989001  3B0433 MOLD                       2M3302  2M    15-Nov-89        8,148.05       8,148.05         0.00

75          3928689001  44B508305-002 LEVER               2M3400  2M    15-Sep-89       15,580.00      15,580.00         0.00

75          3986088001  44E918051 RIBBON STUFFER          2M3400  2M    15-Nov-88        6,295.69       6,295.69         0.00

75          4025289001  44B508478-001 RIBBON GDE          2M3400  2M    15-Aug-89        9,862.00       9,862.00         0.00

75          3670487001  44C415265-002                     2M3400  2M    15-Sep-87        5,674.35       5,674.35         0.00

75          4041089001  RIBBON RUN-IN STATION             2M3400  2M    15-Jul-89        6,376.24       6,376.24         0.00

75          3985888001  44E918052 RIBB.RUN-IN             2M3400  2M    15-Dec-88        5,728.89       5,728.89         0.00

75          3794289001  64007307-2001                     2M3400  2M    15-Apr-89        3,175.67       3,175.67         0.00

75          4248293001  4D0342P01 CARTRIDGE BASE          2M3400  2M    15-Sep-93      114,698.77      82,757.19    31,941.58

75          4283493001  44D931349                         2M3267  2M    15-Jun-93        1,352.70       1,089.68       263.02

75          4043689001  44A509391G01 CRIMP FIXTUR         2M3400  2M    15-Oct-89       12,728.42      12,728.42         0.00

75          4116490001  44B508426-001 REINKER             2M3400  2M    15-Oct-90        6,908.64       6,908.64         0.00

75          4138690001  3A0192P01 REF: 40921              2M3001  2M    15-Apr-90        3,950.00       3,950.00         0.00

75          4040889001  4410/70 RIBBON STUFFER            2M3400  2M    15-Jul-89        5,060.55       5,060.55         0.00

75          3853087001  44B508312-001 REINKER SUP         2M3400  2M    15-May-87        2,000.00       2,000.00         0.00

75          4041289001  44A507992G01                      2M3400  2M    15-Sep-89        4,638.51       4,638.51         0.00

75          4413295001  5A2266P01 2 CAV MOLD C09          2M3400  2M    15-Apr-95        5,692.00       1,106.77     4,585.23

75          4138890001  44D430435-001/PRINT HEAD          2M3304  2M    15-Nov-90          130.11         130.11         0.00

75          3640386001  44B503813-001                     2M3400  2M    15-Sep-86        7,270.56       7,270.56         0.00

75          3987488001  3B0340P01 LEVER SOLENOID          2M3108  2M    15-Apr-88        2,172.00       2,172.00         0.00

75          4094691001  44B508709-001 REF: 41448          2M3400  2M    15-Apr-91            0.01           0.01         0.00


TYPE 75 SUBTOTAL                                                                     2,275,988.73   2,079,963.34   196,025.39


GRAND TOTAL                                                                         11,848,806.60   9,971,709.45  1,877,097.15


75          4284793001  44D931347 STRIKEBAR ALIGNMENT       33.38         16.69        216.96

75          4122495002  44C505002-002 MODIFY               156.06         78.03      4,385.30

75          4040289001  44B508320-001 BEARING                0.00          0.00          0.00

75          3688687001  44C506651-001/003                    0.00          0.00          0.00

75          4040989001  RIBBON RUN-IN STATION                0.00          0.00          0.00

75          4144890001  44B508709-001 REF:40946              0.00          0.00          0.00

75          4160791001  44B508889-001 CUTTING DIE            0.00          0.00          0.00

75          3688587001  44C506651-002/004                    0.00          0.00          0.00

75          4063989001  3B0433 MOLD                          0.00          0.00          0.00

75          3928689001  44B508305-002 LEVER                  0.00          0.00          0.00

75          3986088001  44E918051 RIBBON STUFFER             0.00          0.00          0.00

75          4025289001  44B508478-001 RIBBON GDE             0.00          0.00          0.00

75          3670487001  44C415265-002                        0.00          0.00          0.00

75          4041089001  RIBBON RUN-IN STATION                0.00          0.00          0.00

75          3985888001  44E918052 RIBB.RUN-IN                0.00          0.00          0.00

75          3794289001  64007307-2001                        0.00          0.00          0.00

75          4248293001  4D0342P01 CARTRIDGE BASE         3,194.16      1,597.08     30,344.50

75          4283493001  44D931349                           37.58         18.79        244.23

75          4043689001  44A509391G01 CRIMP FIXTUR            0.00          0.00          0.00

75          4116490001  44B508426-001 REINKER                0.00          0.00          0.00

75          4138690001  3A0192P01 REF: 40921                 0.00          0.00          0.00

75          4040889001  4410/70 RIBBON STUFFER               0.00          0.00          0.00

75          3853087001  44B508312-001 REINKER SUP            0.00          0.00          0.00

75          4041289001  44A507992G01                         0.00          0.00          0.00

75          4413295001  5A2266P01 2 CAV MOLD C09           100.62         50.31      4,534.92

75          4138890001  44D430435-001/PRINT HEAD             0.00          0.00          0.00

75          3640386001  44B503813-001                        0.00          0.00          0.00

75          3987488001  3B0340P01 LEVER SOLENOID             0.00          0.00          0.00

75          4094691001  44B508709-001 REF: 41448             0.00          0.00          0.00


TYPE 75 SUBTOTAL                                                                   190,405.21


GRAND TOTAL                                                                      1,821,106.58





                                      45

GENICOM CORPORATION
ACC TRANSFER
PPE - NBV AT 12/17/95 COMPLETE - VENDORS


                                                                                                               MO      YR
 ASSET ID      DESCRIPTION      LOC    DIV  STATE   COUNTY CITY   A/R #     COST       RESERVE      NBV      BEGIN    BEGIN

                                                    TOOLS TO ADCWITH NO NBV

3916389001  3D0638P01          2W3268  2W   15     157     0740  AT421   290,172.98   290,172.98      0.00       11       89

            3D0608P02 TOP
3819988001  ENCLOSURE          2W3268  2W   44     029     2570  AT337   151,786.47   151,786.47      0.00        1       89

3663887001  44E416575-001      2W3268  2W   41     077     0280  AT188    93,913.01    93,913.01      0.00       10       87

            3D0632-P02
3985489001  ACOUSTIC DOOR      2W3268  2W   41     077     0280  AT487    72,150.00    72,150.00      0.00        3       89

            3D0609P01 LEFT
3820088001  END CAP            2W3268  2W   41     077     0280  AT338    59,755.00    59,755.00      0.00        1       89

3663987001  44E416577-001      2W3268  2W   41     077     0280  AA9      59,222.75    59,222.75      0.00       10       87

            3D0610P01 RIGHT
3820188001  END CAP            2W3268  2W   41     077     0280  AT339    48,330.00    48,330.00      0.00        1       89

4162792001  3C0595-P01         2W3268  2W   41     077     0280  A1550    43,146.00    43,146.00      0.00        3       92

            44C504424-001
3811188001  ACTUATOR FR        2W3268  2W   39     005     6065  AT333    37,303.50    37,303.50      0.00        7       88

3774687001  44E416554          2W3268  2W   41     077     0280  AT263    36,944.00    36,944.00      0.00        6       87

            44D430432-001/002
4118690001  CHUTE              2W3268  2W   41     077     0280  AT702    32,996.59    32,996.59      0.00        6       90

3688887001  44D416192-001      2W3268  2W   31     039     1200           28,160.00    28,160.00      0.00        3       87

4126891001  44D430417-G01      2W3268  2W   14     031     0510  AT726    27,403.55    27,403.55      0.00        6       91

            3D0845P01  REF:
4138790001  41264              2W3268  2W   47     820     0720  AT722    24,900.00    24,900.00      0.00       11       90

            44C506761-001
3927689001  DRIVE WHEEL        2W3268  2W   14     031     0170  AT525    22,000.00    22,000.00      0.00        1       90

4179292001  3D0880P01          2W3268  2W   18     227     0070  AT833    21,874.86    21,874.86      0.00       11       92

3885988001  44B504359-001      2W3268  2W   22     013     1310  AT390    21,557.67    21,557.67      0.00        1       89

            44C504489-002
3923589001  BOBBIN SHUT        2W3268  2W   18     227     0700  AT513    21,500.00    21,500.00      0.00        8       89

4175092001  64004431-2001      2W3268  2W   18     227     0070  AT809    20,500.00    20,500.00      0.00       11       92

4145291001  44D416359.002      2W3268  2W   47     820     0720           20,241.42    20,241.42      0.00        2       91

            44C506762-001
3927789001  IDLER WHEEL        2W3268  2W   14     031     0170  AT526    19,800.00    19,800.00      0.00        1       90

            44C414786-002
3934888001  CARD GUIDE         2W3268  2W   18     227     0070  AT439    19,700.00    19,700.00      0.00       11       88

3836488001  3B0300 CAPSTAN     2W3268  2W   22     013     1310  AT347    19,623.25    19,623.25      0.00        5       88

            3D0639P03
4113290001  BACKPLANE          2W3268  2W   47     820     0720  AT674    19,235.52    19,235.52      0.00       11       90

            44D416471-001
3903989001  WINDOW             2W3268  2W   22     013     1310  AT410    18,875.33    18,875.33      0.00        4       89

            44D416354-001
3960689001  SIDE FRAME         2W3268  2W   47     820     0720  AT456    18,643.31    18,643.31      0.00        2       89

            44D430360-001
3982889001  BLOWER HSE.        2W3268  2W   18     227     0070  AT482    18,637.54    18,637.54      0.00        7       89

            44D430331-001
3928590001  COVER-RIB.DR       2W3268  2W   14     031     0170  AT534    18,417.00    18,417.00      0.00        8       90

            3C0516P01 SPUR
3917189001  GEAR 25T           2W3268  2W   07     003     0220  AT429    18,403.00    18,403.00      0.00        3       89

3799988001  64007305-2001      2W3268  2W   18     227     0070  AT323    17,275.00    17,275.00      0.00        8       88

            44D430330-001
3928490001  BASE-RIB.DR        2W3268  2W   14     031     0170  AT533    16,830.00    16,830.00      0.00        8       90

3740587001  44C430240-001      2W3268  2W   34     067     0570  AT265    16,750.00    16,750.00      0.00        1       88

4166991001  3D0861P01          2W3268  2W   18     227     0070  AT763    16,500.00    16,500.00      0.00       11       91

3604488001  44C505076          2W3268  2W   47     820     0720  AT135    16,477.64    16,477.64      0.00        7       88

            64007303-2001
3799888001  ROLLER HOLD        2W3268  2W   18     227     0070  AT322    16,450.00    16,450.00      0.00        5       88

4150691001  3C0556P02          2W3268  2W   18     227     0070           16,300.00    16,300.00      0.00        4       91

            3B0343P01  36T
3924990001  GEAR IDLER         2W3268  2W   07     003     0220  AT521    16,201.72    16,201.72      0.00        5       90

4150191001  3D0817P01          2W3268  2W   18     227     0070           15,999.99    15,999.99      0.00        4       91

            3C0500P01 RIBBON
3923089001  COVER              2W3268  2W   18     227     0070  AT508    14,720.16    14,720.16      0.00        8       89

            3D0663P01/PO2
4111790001  SUP.ACO.DR.        2W3268  2W   18     227     0070  AT664    14,500.00    14,500.00      0.00       11       90

3740687001  44C430240-002      2W3268  2W   34     067     0570  AT266    14,500.00    14,500.00      0.00        1       88

3794388001  44D430323-001      2W3268  2W   31     039     1200  AT319    14,439.75    14,439.75      0.00        3       88

            3B0336P01
3843988001  PULLEY             2W3268  2W   18     227     0070  AT356    14,399.97    14,399.97      0.00        3       88

4150591001  3C0555-P02         2W3268  2W   18     227     0070           14,350.00    14,350.00      0.00        4       91

            44C506763-004
3924289001  PULLEY TRAC        2W3268  2W   47     820     0720  AT516    14,329.87    14,329.87      0.00        6       89

4179492001  3D0884P01          2W3268  2W   18     227     0070  AT827    14,317.00    14,317.00      0.00       11       92

3689587001  44D430343          2W3268  2W   47     820     0720  AT261    14,220.00    14,220.00      0.00       10       87




                              LAST     LAST                                                   ADJUSTED
                               MO       YR    PRODUCT                               50%MO      NBV  @
 ASSET ID      DESCRIPTION    DEPR     DEPR    LINE             YTD DEPR   MODEPR    DEPR      12/17/95

                                          TOOLS TO ADCWITH NO NBV

3916389001  3D0638P01            10      92 3800,3900               0.00      0.00      0.00       0.00

            3D0608P02 TOP
3819988001  ENCLOSURE            12      91 3800,3900               0.00      0.00      0.00       0.00

3663887001  44E416575-001        11      90 3000                    0.00      0.00      0.00       0.00

            3D0632-P02
3985489001  ACOUSTIC DOOR         2      92 3800,3900               0.00      0.00      0.00       0.00

            3D0609P01 LEFT
3820088001  END CAP              12      91 3800,3900               0.00      0.00      0.00       0.00

3663987001  44E416577-001        11      90 EXCESS,OBSOLETE         0.00      0.00      0.00       0.00

            3D0610P01 RIGHT
3820188001  END CAP              12      91 3800,3900               0.00      0.00      0.00       0.00

4162792001  3C0595-P01            2      95                     2,479.59    225.42    112.71       0.00

            44C504424-001
3811188001  ACTUATOR FR           6      91 4410,4440,4500          0.00      0.00      0.00       0.00

3774687001  44E416554            11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            44D430432-001/002
4118690001  CHUTE                 5      93 4410,4440,4500          0.00      0.00      0.00       0.00

3688887001  44D416192-001        11      90 3000                    0.00      0.00      0.00       0.00

4126891001  44D430417-G01         5      94 4410,4440,4500          0.00      0.00      0.00       0.00

            3D0845P01  REF:
4138790001  41264                10      93 3800                    0.00      0.00      0.00       0.00

            44C506761-001
3927689001  DRIVE WHEEL          12      92 MANRIBBONCART           0.00      0.00      0.00       0.00

4179292001  3D0880P01            10      95 3800                6,076.35    552.40    276.20       0.00

3885988001  44B504359-001        12      91 4410,4440,4500          0.00      0.00      0.00       0.00

            44C504489-002
3923589001  BOBBIN SHUT           7      92 4410,4440,4500          0.00      0.00      0.00       0.00

4175092001  64004431-2001        10      95 3500                5,694.45    517.68    258.84       0.00

4145291001  44D416359.002         1      94 4410,4440,4500          0.00      0.00      0.00       0.00

            44C506762-001
3927789001  IDLER WHEEL          12      92 MANRIBBONCART           0.00      0.00      0.00       0.00

            44C414786-002
3934888001  CARD GUIDE           10      91 4410,4440,4500          0.00      0.00      0.00       0.00

3836488001  3B0300 CAPSTAN        4      91 3800,3900               0.00      0.00      0.00       0.00

            3D0639P03
4113290001  BACKPLANE            10      93 3800,3900               0.00      0.00      0.00       0.00

            44D416471-001
3903989001  WINDOW                3      92 3000                    0.00      0.00      0.00       0.00

            44D416354-001
3960689001  SIDE FRAME           1      92 4410,4440,4500          0.00      0.00      0.00       0.00

            44D430360-001
3982889001  BLOWER HSE.          6      92 4410,4440,4500          0.00      0.00      0.00       0.00

            44D430331-001COVE
3928590001  R-RIB.DR             7      93 MAN RIBBON CART         0.00      0.00      0.00       0.00

            3C0516P01 SPUR
3917189001  GEAR 25T             2      92 3800,3900               0.00      0.00      0.00       0.00

3799988001  64007305-2001        7      91 MAN RIBBON CART         0.00      0.00      0.00       0.00

            44D430330-001
3928490001  BASE-RIB.DR          7      93 MAN RIBBON CART         0.00      0.00      0.00       0.00

3740587001  44C430240-001       12      90 4470,4471,4490          0.00      0.00      0.00       0.00

4166991001  3D0861P01           10      94 3800                    0.00      0.00      0.00       0.00

3604488001  44C505076            6      91 4410,4440,4500          0.00      0.00      0.00       0.00

            64007303-2001
3799888001  ROLLER HOLD          4      91 MAN RIBBON CART         0.00      0.00      0.00       0.00

4150691001  3C0556P02            3      94 3800,3900               0.00      0.00      0.00       0.00

            3B0343P01  36T
3924990001  GEAR IDLER           4      93 3800,3900               0.00      0.00      0.00       0.00

4150191001  3D0817P01            3      94 3800                    0.00      0.00      0.00       0.00

            3C0500P01 RIBBON
3923089001  COVER                7      92 MAN RIBBON CART         0.00      0.00      0.00       0.00

            3D0663P01/PO2
4111790001  SUP.ACO.DR.         10      93 3800,3900               0.00      0.00      0.00       0.00

3740687001  44C430240-002       12      90 4470,4471,4490          0.00      0.00      0.00       0.00

3794388001  44D430323-001        2      91 4470,4471,4490          0.00      0.00      0.00       0.00

            3B0336P01
3843988001  PULLEY               2      91 3800,3900               0.00      0.00      0.00       0.00

4150591001  3C0555-P02           3      94 3800,3900               0.00      0.00      0.00       0.00

            44C506763-004
3924289001  PULLEY TRAC          5      92 4470,4471,4490          0.00      0.00      0.00       0.00

4179492001  3D0884P01           10      95 3800                3,976.95    361.54    180.77       0.00

3689587001  44D430343           11      90 4470,4471,4490          0.00      0.00      0.00       0.00

                                    - 1 -

4175192001  44A514079-001      2W3268  2W   47     820     0720  AT810    14,123.80    14,123.80      0.00        7       92

3688987001  44C506669-001      2W3268  2W   18     227     0070  AA6      13,500.00    13,500.00      0.00        3       87

            44D430361-001
3840088001  FILTER HOUS        2W3268  2W   34     037     1010  AT352    13,500.00    13,500.00      0.00        5       88

            44B508654-001
3999389001  SUP. SENSOR        2W3268  2W   01     031     0320  AT499    13,190.00    13,190.00      0.00        4       89

3604486001  44C505076          2W3268  2W   47     820     0720  AT135    12,939.06    12,939.06      0.00        4       86

4161892001  3B1026P01          2W3268  2W   18     227     0070  AT797    12,822.04    12,822.04      0.00        4       92

3656887001  44D416490-001      2W3268  2W   31     039     1200  AA3      12,570.89    12,570.89      0.00        6       87

            44C505029-001 &
3784388001  002                2W3268  2W   31     039     1200  AT314    12,450.76    12,450.76      0.00        3       88

3689087001  44C506669-002      2W3268  2W   18     227     0070  AA7      12,100.00    12,100.00      0.00        3       87

            3BO333-PO1
3916988001  SPURGEAR           2W3268  2W   07     003     0220  AT427    11,803.00    11,803.00      0.00       11       88

            3B0341P01 25T
3924889001  GEAR CLUTCH        2W3268  2W   07     003     0220  AT520    11,601.96    11,601.96      0.00        9       89

4151191001  3B1007P01          2W3268  2W   18     227     0070  AT765    11,555.61    11,555.61      0.00       11       91

4151091001  3B1006P01          2W3268  2W   18     227     0070  AT766    11,314.60    11,314.60      0.00       11       91

3774887001  44C506798-001      2W3268  2W   24     035     1995  AT311    11,241.22    11,241.22      0.00       12       87

4128691001  3B0393P01          2W3268  2W   47     820     0720  AT738    11,215.00    11,215.00      0.00        1       92

            44B508570-001
3800388001  ACCESS PLAT        2W3268  2W   34     119     0170  AT327    11,168.49    11,168.49      0.00        5       88

3606786001  44C505007-001      2W3268  2W   31     039     1200  AA9      11,102.47    11,102.47      0.00        5       86

            3C0515P01 PAPER
4075490001  WRAP               2W3268  2W   18     227     0070  AT629    11,097.89    11,097.89      0.00        5       90

3664287002  44C506034          2W3268  2W   47     820     0720  AA1      10,728.80    10,728.80      0.00       10       87

3960789001  44D416354-001      2W3268  2W   47     820     0720  AT457    10,311.63    10,311.63      0.00        2       89

3752788001  44D416462-001      2W3268  2W   47     820     0720  AT279    10,170.00    10,170.00      0.00        5       88

4150391001  3B0355-P05         2W3268  2W   47     141     2485           10,036.51    10,036.51      0.00        4       91

4073390001  3B0411P01          2W3268  2W   18     227     0070  AT626     9,997.39     9,997.39      0.00        2       90

            3B0331P01 BEARING
3916889001  TRAC.AS            2W3268  2W   18     227     0070  AT426     9,900.00     9,900.00      0.00        5       89

            44C506778-001
4040189001  RIBBON GD.         2W3268  2W   18     227     0070  AT562     9,875.00     9,875.00      0.00       10       89

3607486001  44C506091          2W3268  2W   47     820     0720  AA9       9,600.00     9,600.00      0.00        5       86

4128592001  3B0474P01          2W3268  2W   18     227     0070  AT737     9,500.00     9,500.00      0.00       11       92

4162691001  3C0903P01          2W3268  2W   18     227     0070  AT750     9,402.78     9,402.78      0.00        9       91

            44C506763-003
3924389001  PULLEY-TOP         2W3268  2W   47     820     0720  AT517     9,106.56     9,106.56      0.00        6       89

            3C0520P01
4063890001  HOUSING HOME       2W3268  2W   18     227     0070  AT615     8,975.00     8,975.00      0.00        5       90

            3C0908P01 PAPER
4104289001  SENSOR             2W3268  2W   18     227     0070  AT659     8,968.00     8,968.00      0.00        1       90

4103890001  3C0571P01          2W3268  2W   18     227     0070  AT656     8,825.64     8,825.64      0.00        6       90

4148791001  3C0928P01          2W3268  2W   18     227     0070  AT756     8,760.72     8,760.72      0.00        6       91

3612586001  44D416394-001      2W3268  2W   31     039     1200  AA7       8,750.00     8,750.00      0.00        7       86

            44C506065-001
3996889001  SUP.CON.PAN        2W3268  2W   18     227     0070  AT498     8,548.56     8,548.56      0.00        5       89

3813887001  44A505394          2W3268  2W   22     013     1310  AA3       8,500.00     8,500.00      0.00       10       87

4148291001  44C510193-001      2W3268  2W   31     039     1200            8,462.75     8,462.75      0.00        3       91

4169592001  44B508713-002      2W3268  2W   47     820     0720  AT807     8,378.87     8,378.87      0.00        5       92

3752888001  44D416463-001      2W3268  2W   47     820     0720  AT280     8,320.00     8,320.00      0.00        5       88

3658086001  44B430116          2W3268  2W   47     820     0720  AA6       8,267.64     8,267.64      0.00       12       86

            3B0376P04  LED
4122790001  SUPPORT            2W3268  2W   18     227     0070  AT715     8,250.00     8,250.00      0.00       10       90

3640786001  44D416179-001      2W3268  2W   31     039     1200  AA1       8,228.84     8,228.84      0.00       10       86

4052989001  3C0512P03          2W3268  2W   18     227     0070  AT604     8,200.00     8,200.00      0.00        1       90

3754887001  44B505472-001      2W3268  2W   47     820     0720  AT294     8,076.28     8,076.28      0.00       11       87

3755287001  44B505465-001      2W3268  2W   18     227     0070  AT298     7,850.00     7,850.00      0.00       11       87

3755387001  44B505465-002      2W3268  2W   47     820     0720  AT299     7,850.00     7,850.00      0.00        1       88

3963088001  64004616-2001      2W3268  2W   18     227     0070  AT464     7,850.00     7,850.00      0.00       10       88

3869788001  44B505511   IDLER  2W3268  2W   47     820     0720  AT378     7,723.61     7,723.61      0.00        6       88

4150291001  3C0588P01          2W3268  2W   18     227     0070            7,700.00     7,700.00      0.00        4       91

3612086001  44E416553          2W3268  2W   34     037     1010  AA3       7,670.00     7,670.00      0.00        6       86

4150091001  3B0425P01          2W3268  2W   18     227     0070            7,650.00     7,650.00      0.00        4       91



4175192001  44A514079-001       6      95 MAN RIBBON CART     2,388.10    217.10    108.55       0.00

3688987001  44C506669-001      11      90 MAN RIBBON CART         0.00      0.00      0.00       0.00

            44D430361-001
3840088001  FILTER HOUS         4      91 4470,4471,4490          0.00      0.00      0.00       0.00

            44B508654-001
3999389001  SUP. SENSOR         3      92 4410,4440,4500          0.00      0.00      0.00       0.00

3604486001  44C505076          11      90 4410,4440,4500          0.00      0.00      0.00       0.00

4161892001  3B1026P01           3      95 3800                1,125.20    102.29     51.15       0.00

3656887001  44D416490-001      11      90 3000                    0.00      0.00      0.00       0.00

            44C505029-001 &
3784388001  002                 2      91 4410,4440,4500          0.00      0.00      0.00       0.00

3689087001  44C506669-002      11      90 MAN RIBBON CART         0.00      0.00      0.00       0.00

            3BO333-PO1
3916988001  SPURGEAR           10      91 3800,3900               0.00      0.00      0.00       0.00

            3B0341P01 25T
3924889001  GEAR CLUTCH         8      92 3800,3900               0.00      0.00      0.00       0.00

4151191001  3B1007P01          10      94 3800,3900               0.00      0.00      0.00       0.00

4151091001  3B1006P01          10      94 3800,3900               0.00      0.00      0.00       0.00

3774887001  44C506798-001      11      90 3000                    0.00      0.00      0.00       0.00

4128691001  3B0393P01          12      94 3800,3900               0.00      0.00      0.00       0.00

            44B508570-001
3800388001  ACCESS PLAT         4      91 4470,4471,4490          0.00      0.00      0.00       0.00

3606786001  44C505007-001      11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            3C0515P01 PAPER
4075490001  WRAP                4      93 3800,3900               0.00      0.00      0.00       0.00

3664287002  44C506034          11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3960789001  44D416354-001       1      92 4410,4440,4500          0.00      0.00      0.00       0.00

3752788001  44D416462-001       4      91 4410,4440,4500          0.00      0.00      0.00       0.00

4150391001  3B0355-P05          3      94 PHEONIX                 0.00      0.00      0.00       0.00

4073390001  3B0411P01           1      93 3800,3900               0.00      0.00      0.00       0.00

            3B0331P01 BEARING
3916889001  TRAC.AS             4      92 3800,3900               0.00      0.00      0.00       0.00

            44C506778-001
4040189001  RIBBON GD.          9      92 4470,4471,4490          0.00      0.00      0.00       0.00

3607486001  44C506091          11      90 4410,4440,4500          0.00      0.00      0.00       0.00

4128592001  3B0474P01          10      95 3800,3900           2,638.89    239.90    119.95       0.00

4162691001  3C0903P01           8      94 3800                    0.00      0.00      0.00       0.00

            44C506763-003
3924389001  PULLEY-TOP          5      92 4470,4471,4490          0.00      0.00      0.00       0.00

            3C0520P01
4063890001  HOUSING HOME        4      93 3800,3900               0.00      0.00      0.00       0.00

            3C0908P01 PAPER
4104289001  SENSOR             12      92 3800                    0.00      0.00      0.00       0.00

4103890001  3C0571P01           5      93 3800,3900               0.00      0.00      0.00       0.00

4148791001  3C0928P01           5      94 3800                    0.00      0.00      0.00       0.00

3612586001  44D416394-001      11      90 3000                    0.00      0.00      0.00       0.00

            44C506065-001
3996889001  SUP.CON.PAN         4      92 4410,4440,4500          0.00      0.00      0.00       0.00

3813887001  44A505394          11      90 3000                    0.00      0.00      0.00       0.00

4148291001  44C510193-001       2      94 4410,4440,4500          0.00      0.00      0.00       0.00

4169592001  44B508713-002       4      95 4410,4440,4500        930.98     84.63     42.32       0.00

3752888001  44D416463-001       4      91 4410,4440,4500          0.00      0.00      0.00       0.00

3658086001  44B430116          11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            3B0376P04  LED
4122790001  SUPPORT             9      93 3800,3900               0.00      0.00      0.00       0.00

3640786001  44D416179-001      11      90 3000                    0.00      0.00      0.00       0.00

4052989001  3C0512P03          12      92 3800,3900               0.00      0.00      0.00       0.00

3754887001  44B505472-001      11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3755287001  44B505465-001      11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3755387001  44B505465-002      12      90 4410,4440,4500          0.00      0.00      0.00       0.00

3963088001  64004616-2001       9      91 MAN RIBBON CART         0.00      0.00      0.00       0.00

3869788001  44B505511   IDLER   5      91 4410,4440,4500          0.00      0.00      0.00       0.00

4150291001  3C0588P01           3      94 3800,3900               0.00      0.00      0.00       0.00

3612086001  44E416553          11      90 4410,4440,4500          0.00      0.00      0.00       0.00

4150091001  3B0425P01           3      94 3800,3900               0.00      0.00      0.00       0.00


                                    - 2 -

4199692001  44B504097-002      2W3268  2W   39     101     3000  A2712     7,650.00     7,650.00      0.00       12       92

3611186001  44D416296-001      2W3268  2W   22     013     1310  AA110     7,634.00     7,634.00      0.00        6       86

            44D416296-001 -
3618587001  MODIFY             2W3268  2W   22     013     1310  AA7       7,550.00     7,550.00      0.00        3       87

3688787001  44C506641          2W3268  2W   07     005     0530  AA1       7,400.00     7,400.00      0.00        3       87

            44B508263-001 PWB
4040389001  SPACER             2W3268  2W   18     227     0070  AT564     7,375.00     7,375.00      0.00       11       89

            44B508324-001
4042589001  FLANGE PULL        2W3268  2W   18     227     0070  AT579     7,275.00     7,275.00      0.00       10       89

3604386001  44C506610-001      2W3268  2W   14     031     0170  AA2       7,200.00     7,200.00      0.00        4       86

3743387001  44B508317-002      2W3268  2W   14     031     2080  AT270     7,185.00     7,185.00      0.00        8       87

            44B508754-002
4145191001  ROLLER TRANSFER    2W3268  2W   47     820     0720  AT689     7,169.09     7,169.09      0.00        2       91

            44B504097-002
3923189001  BACK STOP          2W3268  2W   39     101     3000  AT509     7,150.00     7,150.00      0.00        9       89

            44B508710-001
4144790001  REF: 40947         2W3268  2W   47     820     0720            6,985.68     6,985.68      0.00        3       91

            44C505077-006
3930289001  STOPADJ SHT        2W3268  2W   47     820     0720  AT541     6,985.00     6,985.00      0.00        9       89

            44B504097-002
3900988001  BACK STOP          2W3268  2W   39     101     3000  AT405     6,950.00     6,950.00      0.00       10       88

            44B505465-003
4040090001  BUSHING            2W3268  2W   18     227     0070  AT561     6,950.00     6,950.00      0.00        2       90

3914388001  44D415967-001      2W3268  2W   22     013     1310  AT420     6,903.25     6,903.25      0.00        1       89

3754188001  44C505073-001      2W3268  2W   47     820     0720  AT288     6,800.00     6,800.00      0.00        5       88

3663587001  44B504097          2W3268  2W   39     101     3000  AA8       6,750.00     6,750.00      0.00       10       87

            44B504097-002
3869688001  BACK STOP          2W3268  2W   47     820     0720  AT377     6,750.00     6,750.00      0.00       10       88

3754587001  44C505017-001      2W3268  2W   18     227     0070  AT291     6,750.00     6,750.00      0.00       12       87

3740087002  44D416466-003      2W3268  2W   14     031     0170  AT798     6,748.37     6,748.37      0.00       12       91

            3D0632P02
4111690001  ACOUSTIC DOOR      2W3268  2W   41     077     0280  AT663     6,700.00     6,700.00      0.00       10       90

3607586001  44C505077-001      2W3268  2W   47     820     0720  AA4       6,700.00     6,700.00      0.00        5       86

            44D430430-002
4123190001  MODULE SUP.        2W3268  2W   34     081     0540  AT718     6,675.00     6,675.00      0.00       11       90

3818488001  44B508485-001      2W3268  2W   47     820     0720  AT336     6,670.00     6,670.00      0.00        5       88

3744987001  44C506780-001      2W3268  2W   34     091     2421  AT271     6,600.00     6,600.00      0.00       11       87

            3B0348P01 IDLER
3969789001  PULLEY             2W3268  2W   18     227     0070  AT473     6,500.00     6,500.00      0.00        4       89

3754387001  44B505595-001      2W3268  2W   47     820     0720  AT290     6,500.00     6,500.00      0.00        1       88

            44B508292-004
3855287001  MAGNET PLAT        2W3268  2W   34     119     0170            6,500.00     6,500.00      0.00        6       87

4151291001  3B1008P01          2W3268  2W   18     227     0070  AT764     6,489.76     6,489.76      0.00       11       91

3835887001  44A505210-001      2W3268  2W   34     119     0170  AA3       6,346.25     6,346.25      0.00       11       87

            3B0359P01 SPUR
4044289001  GEAR               2W3268  2W   07     003     0220  AT584     6,326.00     6,326.00      0.00        9       89

3626786001  44B505466-001      2W3268  2W   47     820     0720  AA7       6,300.00     6,300.00      0.00        8       86

3664187001  44B506398-001      2W3268  2W   47     141     2485  AA240     6,255.83     6,255.83      0.00        9       87

            44A418303-001
3979888001  TERMINAL           2W3268  2W   47     730     0480  AT478     6,247.47     6,247.47      0.00       11       88

3612986001  44B505508-001      2W3268  2W   47     820     0720  AA5       6,200.00     6,200.00      0.00        7       86

            3D0642P01 TRACTOR
4092390001  ASSM.              2W3268  2W   18     227     0070  AT676     5,900.00     5,900.00      0.00        9       90

3754287001  44C506042-001      2W3268  2W   47     820     0720  AT289     5,857.58     5,857.58      0.00        1       88

            3A0125 SPINDLE
3844388001  RIBBON DRI         2W3268  2W   33     059     2450  AT359     5,800.00     5,800.00      0.00        5       88

3607386001  44B508071-001      2W3268  2W   18     227     0070  AA8       5,700.00     5,700.00      0.00        5       86

3754687001  44C505078          2W3268  2W   18     227     0070  AT292     5,700.00     5,700.00      0.00       11       87

            3C0545P01  GEAR
4072990001  COVER              2W3268  2W   18     227     0070  AT625     5,650.00     5,650.00      0.00        3       90

4184992001  3D0845P01          2W3268  2W   47     820     0720  AT834     5,642.00     5,642.00      0.00       11       92

            3A0150P01
4051189001  FOOT-PRINTER       2W3268  2W   18     227     0070  AT596     5,600.00     5,600.00      0.00       11       89

3896588001  44C505042-004      2W3268  2W   47     820     0720  AT399     5,600.00     5,600.00      0.00        8       88

3896288001  44C505042-001      2W3268  2W   47     820     0720  AT396     5,500.00     5,500.00      0.00        8       88

4140391001  44C510174-G03      2W3268  2W   22     027     1190            5,485.26     5,485.26      0.00        5       91


4199692001  44B504097-002       11      95 4410,4440,4500      2,337.50    212.50    106.25       0.00

3611186001  44D416296-001       11      90 3000                    0.00      0.00      0.00       0.00

            44D416296-001 -
3618587001  MODIFY              11      90 3000                    0.00      0.00      0.00       0.00

3688787001  44C506641           11      90 EXCESS,OBSOLETE         0.00      0.00      0.00       0.00

            44B508263-001 PWB
4040389001  SPACER              10      92 4470,4471,4490          0.00      0.00      0.00       0.00

            44B508324-001
4042589001  FLANGE PULL          9      92 4470,4471,4490          0.00      0.00      0.00       0.00

3604386001  44C506610-001       11      90 3000                    0.00      0.00      0.00       0.00

3743387001  44B508317-002       11      90 4470,4471,4490          0.00      0.00      0.00       0.00

            44B508754-002
4145191001  ROLLER TRANSFER      1      94 MAN RIBBON CART         0.00      0.00      0.00       0.00

            44B504097-002
3923189001  BACK STOP            8      92 4410,4440,4500          0.00      0.00      0.00       0.00

            44B508710-001
4144790001  REF: 40947           2      94 MAN RIBBON CART         0.00      0.00      0.00       0.00

            44C505077-006
3930289001  STOPADJ SHT          8      92 4410,4440,4500          0.00      0.00      0.00       0.00

            44B504097-002
3900988001  BACK STOP            9      91 4410,4440,4500          0.00      0.00      0.00       0.00

            44B505465-003
4040090001  BUSHING              1      93 4470,4471,4490          0.00      0.00      0.00       0.00

3914388001  44D415967-001       12      91 2030,2120               0.00      0.00      0.00       0.00

3754188001  44C505073-001        4      91 4410,4440,4500          0.00      0.00      0.00       0.00

3663587001  44B504097           11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            44B504097-002
3869688001  BACK STOP            9      91 4410,4440,4500          0.00      0.00      0.00       0.00

3754587001  44C505017-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3740087002  44D416466-003       11      94 MAN RIBBON CART         0.00      0.00      0.00       0.00

            3D0632P02
4111690001  ACOUSTIC DOOR        9      93 3800,3900               0.00      0.00      0.00       0.00

3607586001  44C505077-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            44D430430-002
4123190001  MODULE SUP.         10      93 410,4440,4500           0.00      0.00      0.00       0.00

3818488001  44B508485-001        4      91 EXCESS,OBSOLETE         0.00      0.00      0.00       0.00

3744987001  44C506780-001       11      90 4470,4471,4490          0.00      0.00      0.00       0.00

            3B0348P01 IDLER
3969789001  PULLEY               3      92 3800,3900               0.00      0.00      0.00       0.00

3754387001  44B505595-001       12      90 4410,4440,4500          0.00      0.00      0.00       0.00

            44B508292-004
3855287001  MAGNET PLAT         11      90 4470,4471,4490          0.00      0.00      0.00       0.00

4151291001  3B1008P01           10      94 3800,3900               0.00      0.00      0.00       0.00

3835887001  44A505210-001       11      90 3000                    0.00      0.00      0.00       0.00

            3B0359P01 SPUR
4044289001  GEAR                 8      92 3800,3900               0.00      0.00      0.00       0.00

3626786001  44B505466-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3664187001  44B506398-001       11      90 MAN RIBBON CART         0.00      0.00      0.00       0.00

            44A418303-001
3979888001  TERMINAL            10      91 4410,4440,4500          0.00      0.00      0.00       0.00

3612986001  44B505508-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            3D0642P01 TRACTOR
4092390001  ASSM.                8      93 3800,3900               0.00      0.00      0.00       0.00

3754287001  44C506042-001       12      90 4410,4440,4500          0.00      0.00      0.00       0.00

            3A0125 SPINDLE
3844388001  RIBBON DRI           4      91 3800,3900               0.00      0.00      0.00       0.00

3607386001  44B508071-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3754687001  44C505078           11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            3C0545P01  GEAR
4072990001  COVER                2      93 3800,3900               0.00      0.00      0.00       0.00

4184992001  3D0845P01           10      95 3800                1,567.22    142.47     71.24       0.00

            3A0150P01
4051189001  FOOT-PRINTER        10      92 3800,3900               0.00      0.00      0.00       0.00

3896588001  44C505042-004        7      91 4410,4440,4500          0.00      0.00      0.00       0.00

3896288001  44C505042-001        7      91 4410,4440,4500          0.00      0.00      0.00       0.00

4140391001  44C510174-G03        4      94 4410,4440,4500          0.00      0.00      0.00       0.00

                                    - 3 -
                                    E-173

3637386001  44C506624-001      2W3268  2W   18     227     0070  AA6       5,400.00     5,400.00      0.00        9       86

3896488001  44C505042-003      2W3268  2W   47     820     0720  AT398     5,280.00     5,280.00      0.00        8       88

3890188001  44A505310-003      2W3268  2W   47     820     0720  AT393     5,250.00     5,250.00      0.00        8       88

            3C0582P01 PLUNGER
4047489001  BODY               2W3268  2W   18     227     0070  AT593     5,200.00     5,200.00      0.00       11       89

3755487001  44B508043-003      2W3268  2W   47     820     0720  AT300     5,200.00     5,200.00      0.00       11       87

3896388001  44C505042-002      2W3268  2W   47     820     0720  AT397     5,200.00     5,200.00      0.00        8       88

3618786001  44D416201-001      2W3268  2W   18     227     0070  AA2       4,952.00     4,952.00      0.00        7       86

3618486001  3A0002P01          2W3268  2W   47     750     0530  AA5       4,900.00     4,900.00      0.00        7       86

3900688001  44A502326-001      2W3268  2W   36     165     0850  AA9       4,870.00     4,870.00      0.00        4       88

3753587001  44B430117-001      2W3268  2W   18     227     0070  AT287     4,850.00     4,850.00      0.00        1       88

            3A0182P01 SPACER
4004189001  FONT CON           2W3268  2W   15     163     0450  AT506     4,800.00     4,800.00      0.00        3       89

4047389001  3C0581P01 PLUNGER  2W3268  2W   18     227     0070  AT592     4,800.00     4,800.00      0.00       11       89

4150991001  3A0253P01          2W3268  2W   18     227     0070  AT767     4,689.63     4,689.63      0.00       10       91

3663891002  44D416466-003      2W3268  2W   14     031     0170  AT188     4,651.43     4,651.43      0.00        1       92

            44B508321-001
4042689001  SUPP. SPIND        2W3268  2W   47     820     0720  AT580     4,650.00     4,650.00      0.00        8       89

3800487001  44B505467          2W3268  2W   07     005     0530  AA220     4,500.00     4,500.00      0.00       10       87

            44B508278-001
3924589001  WICK RETAIN        2W3268  2W   07     003     0040  AT519     4,500.00     4,500.00      0.00        8       89

            44B508043-004
3980189001  CABLE RETAI        2W3268  2W   47     820     0720  AT481     4,412.50     4,412.50      0.00        3       89

3753087001  44C506738-001      2W3268  2W   15     163     0450  AT282     4,400.00     4,400.00      0.00        9       87

4104090001  3B0451P01          2W3268  2W   18     227     0070  AT658     4,227.53     4,227.53      0.00        3       90

3900788001  44C415020-001      2W3268  2W   36     165     0850  AA170     4,200.00     4,200.00      0.00        4       88

            44D416073-001 &
3844088001  002                2W3268  2W   43     037     0620  AT357     4,200.00     4,200.00      0.00       10       88

            44B505448-001
3752688001  BACK PLANE         2W3268  2W   47     820     0720  AT278     4,150.00     4,150.00      0.00        3       88

3689187001  44B504377-001      2W3268  2W   22     013     1310  AA8       4,118.40     4,118.40      0.00        3       87

3688287001  44B508048-001      2W3268  2W   18     227     0070  AA7       4,100.00     4,100.00      0.00        3       87

            44D430430-002
4121590001  SLIDE LH           2W3268  2W   34     081     0540  AT706     4,100.00     4,100.00      0.00       11       90

3741087001  44C504432-002      2W3268  2W   22     013     1310  AT269     4,035.20     4,035.20      0.00       10       87

            3A0140P01 FLANGE
4045389001  PULLEY             2W3268  2W   18     227     0070  AT586     4,000.00     4,000.00      0.00       11       89

3673587001  44A418352          2W3268  2W   31     015     1990  AA6       4,000.00     4,000.00      0.00       11       87

3611386001  44B506382-001      2W3268  2W   47     820     0720  AA120     4,000.00     4,000.00      0.00        6       86

3611486001  44C506617-001      2W3268  2W   47     820     0720  AA1       4,000.00     4,000.00      0.00        6       86

            44D430331-001
3853587001  RIBBON DRIV        2W3268  2W   14     031     0170            4,000.00     4,000.00      0.00        7       87

3800787001  44A509039-001      2W3268  2W   47     820     0720  AT328     3,900.00     3,900.00      0.00        1       88

            44B508263-001
4040489001  SPACER BRAC        2W3268  2W   18     227     0070  AT565     3,900.00     3,900.00      0.00        7       89

            44C505040-001 PWB
3800688001  GUIDE              2W3268  2W   47     820     0720  AA6       3,900.00     3,900.00      0.00        3       88

3836187001  44D430308-001      2W3268  2W   50     079     0710  A7788     3,800.80     3,800.80      0.00       11       87

3753387001  44B505575          2W3268  2W   47     820     0720  AT285     3,800.00     3,800.00      0.00       11       87

3753187001  44B508075          2W3268  2W   47     820     0720  AT283     3,800.00     3,800.00      0.00        9       87

            44A509199-001
3882388001  NUT                2W3268  2W   15     163     0450  AT388     3,775.00     3,775.00      0.00        7       88

3625786001  44C504432&35       2W3268  2W   22     013     1310  AA8       3,690.00     3,690.00      0.00        8       86

3611686001  44D416308-001      2W3268  2W   18     227     0070  AA2       3,600.00     3,600.00      0.00        6       86

3606886001  44C505007-002      2W3268  2W   31     039     1200  AA9       3,589.20     3,589.20      0.00        5       86

4169991001  3D0612P01          2W3268  2W   41     077     0280  AT742     3,500.00     3,500.00      0.00        1       92

3752987001  44B430119-001      2W3268  2W   47     820     0720  AT281     3,440.00     3,440.00      0.00       12       87

4145991001  3D0612P01/#38203   2W3268  2W   41     077     0280            3,300.00     3,300.00      0.00        3       91

4103990001  3A0198P01          2W3268  2W   18     227     0070  AT657     3,259.71     3,259.71      0.00        3       90

3863188001  44C505007-001&002  2W3268  2W   31     039     1200  AT373     3,164.71     3,164.71      0.00        4       88


3637386001  44C506624-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3896488001  44C505042-003        7      91 4410,4440,4500          0.00      0.00      0.00       0.00

3890188001  44A505310-003        7      91 4410,4440,4500          0.00      0.00      0.00       0.00

            3C0582P01 PLUNGER
4047489001  BODY                10      92 3800,3900               0.00      0.00      0.00       0.00

3755487001  44B508043-003       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3896388001  44C505042-002        7      91 4410,4440,4500          0.00      0.00      0.00       0.00

3618786001  44D416201-001       11      90 3000                    0.00      0.00      0.00       0.00

3618486001  3A0002P01           11      90 3800,3900               0.00      0.00      0.00       0.00

3900688001  44A502326-001        3      91 OUTOFPROD SPARE         0.00      0.00      0.00       0.00

3753587001  44B430117-001       12      90 4410,4440,4500          0.00      0.00      0.00       0.00

            3A0182P01 SPACER
4004189001  FONT CON             2      92 3800,3900               0.00      0.00      0.00       0.00

4047389001  3C0581P01 PLUNGER   10      92 3800,3900               0.00      0.00      0.00       0.00

4150991001  3A0253P01            9      94 3800                    0.00      0.00      0.00       0.00

3663891002  44D416466-003       12      94 MAN RIBBON CART         0.00      0.00      0.00       0.00

            44B508321-001
4042689001  SUPP. SPIND          7      92 4410,4440,4500          0.00      0.00      0.00       0.00

3800487001  44B505467           11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            44B508278-001
3924589001  WICK RETAIN          7      92 4470,4471,4490          0.00      0.00      0.00       0.00

            44B508043-004
3980189001  CABLE RETAI          2      92 4410,4440,4500          0.00      0.00      0.00       0.00

3753087001  44C506738-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

4104090001  3B0451P01            2      93 3800,3900               0.00      0.00      0.00       0.00

3900788001  44C415020-001        3      91 OUTOFPROD SPARE         0.00      0.00      0.00       0.00

            44D416073-001 &
3844088001  002                  9      91 2030,2120               0.00      0.00      0.00       0.00

            44B505448-001
3752688001  BACK PLANE           2      91 4410,4440,4500          0.00      0.00      0.00       0.00

3689187001  44B504377-001       11      90 3000                    0.00      0.00      0.00       0.00

3688287001  44B508048-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            44D430430-002
4121590001  SLIDE LH            10      93 4410,4440,4500          0.00      0.00      0.00       0.00

3741087001  44C504432-002       11      90 3000                    0.00      0.00      0.00       0.00

            3A0140P01 FLANGE
4045389001  PULLEY              10      92 3800,3900               0.00      0.00      0.00       0.00

3673587001  44A418352           11      90 OUTOFPROD SPARE         0.00      0.00      0.00       0.00

3611386001  44B506382-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3611486001  44C506617-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            44D430331-001
3853587001  RIBBON DRIV         11      90 MAN RIBBON CART         0.00      0.00      0.00       0.00

3800787001  44A509039-001       12      90 4470,4471,4490          0.00      0.00      0.00       0.00

            44B508263-001
4040489001  SPACER BRAC          6      92 4470,4471,4490          0.00      0.00      0.00       0.00

            44C505040-001 PWB
3800688001  GUIDE                2      91 4410,4440,4500          0.00      0.00      0.00       0.00

3836187001  44D430308-001       11      90 3000                    0.00      0.00      0.00       0.00

3753387001  44B505575           11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3753187001  44B508075           11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            44A509199-001
3882388001  NUT                  6      91 3000                    0.00      0.00      0.00       0.00

3625786001  44C504432&35        11      90 3000                    0.00      0.00      0.00       0.00

3611686001  44D416308-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3606886001  44C505007-002       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

4169991001  3D0612P01           12      94 3800,3900               0.00      0.00      0.00       0.00

3752987001  44B430119-001       11      90 4410,4440,4500          0.00      0.00      0.00       0.00

4145991001  3D0612P01/#38203     2      94 3800,3900               0.00      0.00      0.00       0.00

4103990001  3A0198P01            2      93 3800,3900               0.00      0.00      0.00       0.00

3863188001  44C505007-001&002    3      91 4410,4440,4500          0.00      0.00      0.00       0.00


                                    - 4 -



            44C506761-001
3853287001  CART DRIVE         2W3268  2W   14     031     0170            3,125.00     3,125.00      0.00        6       87

            44C506762-001
3853387001  CART IDLER         2W3268  2W   44     215     2270            3,125.00     3,125.00      0.00        6       87

4144690001  44C504411-005      2W3268  2W   47     065     2169            3,123.86     3,123.86      0.00        3       91

3658987001  44D430339          2W3268  2W   03     013     0210  AA6       3,110.30     3,110.30      0.00        4       87

3982989001  44A507765-001      2W3268  2W   34     119     0170  AT483     3,100.00     3,100.00      0.00        8       89

3613386001  44A509004-001      2W3268  2W   47     820     0720  AA4       3,050.00     3,050.00      0.00        7       86

            44B419191-001/002
3943389001  CARD EJ            2W3268  2W   14     043     0900  AT441     3,020.00     3,020.00      0.00        3       89

3611586001  44A500993-002      2W3268  2W   47     820     0720  AA2       3,000.00     3,000.00      0.00        6       86

            64007261-2001
3962888001  GROUND CLIP        2W3268  2W   30     015     0530  AT462     3,000.00     3,000.00      0.00       11       88

            3D0609P01
4145691001  REF:38200          2W3268  2W   41     077     0280            2,900.00     2,900.00      0.00        3       91

4145791001  3D0610P01/#38201   2W3268  2W   41     077     0280            2,900.00     2,900.00      0.00        3       91

3836688001  3D0623P02          2W3268  2W   18     227     0070  AA8       2,860.00     2,860.00      0.00        8       88

3753487001  44A505322-001      2W3268  2W   47     820     0720  AT286     2,700.00     2,700.00      0.00        9       87

3658887001  44D416281-010      2W3268  2W   03     013     0210  AA5       2,641.30     2,641.30      0.00        3       87

            44E416553 -
3612087001  MODIFY             2W3268  2W   34     037     1010  AA3       2,640.00     2,640.00      0.00        3       87

4142690001  3B0463 P01 MOLD    2W3268  2W   18     227     0070            2,606.60     2,606.60      0.00        3       91

4137390001  3A0227P01 GROMMET  2W3268  2W   15     097     0670  AT740     2,601.93     2,601.93      0.00       11       90

4199592001  44B503842-1        2W3268  2W   07     003     0860  A2711     2,600.00     2,600.00      0.00       12       92

            44C506778-001
3854687001  RT.RIB.GUID        2W3268  2W   18     227     0070            2,500.00     2,500.00      0.00       11       87

3740889001  44C505041-001      2W3268  2W   47     820     0720  AT268     2,460.00     2,460.00      0.00        7       89

4146091001  3D0632P02/#39854   2W3268  2W   41     077     0280            2,377.50     2,377.50      0.00        3       91

            3A0242P01 RIBBON
4128490001  SLIDE              2W3268  2W   07     003     0040  AT736     2,300.00     2,300.00      0.00       11       90

4135090001  64007492-2001      2W3268  2W   39     101     3000  AT690     2,292.90     2,292.90      0.00       11       90

4113092001  44D430436-001      2W3268  2W   47     141     2485  AT672     2,200.00     2,200.00      0.00       11       92

3618586001  44D416296-001      2W3268  2W   22     013     1310  AA7       2,125.00     2,125.00      0.00        7       86

3836287001  44C506027-001      2W3268  2W   50     079     0710  A7788     2,105.01     2,105.01      0.00       11       87

4145891001  3D0611P01/#38202   2W3268  2W   41     077     0280            2,100.00     2,100.00      0.00        3       91

            44D416394-001 &
3670386001  003                2W3268  2W   31     039     1200  AA230     2,100.00     2,100.00      0.00        1       87

4169691001  3B0358P01          2W3268  2W   15     019     0260  AT675     2,001.32     2,001.32      0.00        1       92

            44B508263-001 PWB
3853887001  SPACER             2W3268  2W   18     227     0070            2,000.00     2,000.00      0.00       10       87

            44B508263-002 PWB
3853987001  SPACER             2W3268  2W   18     227     0070            2,000.00     2,000.00      0.00       10       87

            44B508321-001
3854187001  SPINDLE SUP        2W3268  2W   47     820     0720            2,000.00     2,000.00      0.00        8       87

            3C0570P03 DRILL
4118290001  FIXTURE            2W3268  2W   15     019     0260  AT698     1,961.55     1,961.55      0.00       10       90

4151591001  44D430436-001      2W3268  2W   47     141     2485            1,949.16     1,949.16      0.00        5       91

4155791001  3D0845P01          2W3268  2W   47     820     0720  AT777     1,935.00     1,935.00      0.00        9       91

            3C0908P01 REF:
4149591001  41042              2W3268  2W   18     227     0070            1,900.00     1,900.00      0.00        4       91

            64000115-2001
4122690001  STRAIN REL.        2W3268  2W   25     149     0640  AT714     1,726.93     1,726.93      0.00       10       90

            3A0131P05 BEARING
4099090001  CARRIAG            2W3268  2W   39     047     3660  AT654     1,700.00     1,700.00      0.00        5       90

4160691001  44D430432-001      2W3268  2W   41     077     0280  AT762     1,349.02     1,349.02      0.00        8       91

3611492002  44C506617-001 #2   2W3268  2W   34     001     2016  AT121     1,150.00     1,150.00      0.00        6       92

            3A0192P01 REF:
4092191001  41386              2W3268  2W   18     227     0070                0.01         0.01      0.00        4       91

            3D0845P01 REF:
4126491001  41387              2W3268  2W   47     820     0720                0.01         0.01      0.00        5       91

            44B508710-001
4094791001  REF: 41447         2W3268  2W   47     820     0720                0.01         0.01      0.00        5       91



TOTAL                                                                  2,691,484.28 2,691,484.28      0.00

                               TOOLS TO ADC WITH
                                      NBV

            4C0424G01 BASE
4366795001  ASSEMBLY REV5      2W3268  2W   39     079     1890  AT010    68,228.00     5,685.66 62,542.34        9       95

4361695001  4D0405G01          2W3268  2W   31     039     1560  AT989    45,421.69     6,308.57 39,113.12        7       95

            4D0395G01
4366895001  PEDESTAL ASSEMBLY  2W3268  2W   39     079     1890  AT011    41,252.00     3,437.67 37,814.33        9       95

4409995001  4C0751P02          2W3268  2W   18     227     0070  AT038    28,500.00       791.67 27,708.33       11       95

            4D0343P02
4248393001  CARTRIDGE TOP      2W3268  2W   14     031     0170  AT866    93,156.34    64,585.86 28,570.48       11       93

            4D0322P01 RIBBON
4250093001  DECK               2W3268  2W   14     031     0170  AT893    88,542.79    60,466.62 28,076.17       10       93

4409795001  4B0131P01          2W3268  2W   10     101     3632  AT036    27,570.00       765.83 26,804.17       11       95

4372095001  4D0345P02          2W3268  2W   31     039     1560  AT025    32,094.80     6,240.65 25,854.15        5       95

4361995001  4D0663G01          2W3268  2W   31     039     1560  AT992    22,925.00       636.81 22,288.19       11       95



            44C506761-001
3853287001  CART DRIVE           11      90 MAN RIBBON CART         0.00      0.00      0.00       0.00

            44C506762-001
3853387001  CART IDLER           11      90 MAN RIBBON CART         0.00      0.00      0.00       0.00

4144690001  44C504411-005         2      94 PEDESTALS               0.00      0.00      0.00       0.00

3658987001  44D430339            11      90 3000                    0.00      0.00      0.00       0.00

3982989001  44A507765-001         7      92 4410,4440,4500          0.00      0.00      0.00       0.00

3613386001  44A509004-001        11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            44B419191-001/002
3943389001  CARD EJ               2      92 4410,4440,4500          0.00      0.00      0.00       0.00

3611586001  44A500993-002        11      90 4410,4440               0.00      0.00      0.00       0.00

            64007261-2001
3962888001  GROUND CLIP          10      91 3000 CHAMPION           0.00      0.00      0.00       0.00

            3D0609P01
4145691001  REF:38200             2      94 3800,3900               0.00      0.00      0.00       0.00

4145791001  3D0610P01/#38201      2      94 3800,3900               0.00      0.00      0.00       0.00

3836688001  3D0623P02             7      91                         0.00      0.00      0.00       0.00

3753487001  44A505322-001        11      90 4410,4440,4500          0.00      0.00      0.00       0.00

3658887001  44D416281-010        11      90 3000                    0.00      0.00      0.00       0.00

            44E416553 -
3612087001  MODIFY               11      90 4410,4440,4500          0.00      0.00      0.00       0.00

4142690001  3B0463 P01 MOLD       2      94 3800,3900               0.00      0.00      0.00       0.00

4137390001  3A0227P01 GROMMET    10      93 3800                    0.00      0.00      0.00       0.00

4199592001  44B503842-1          11      95 2030,2120             794.44     72.22     36.11       0.00

            44C506778-001
3854687001  RT.RIB.GUID          11      90 4470,4471,4490          0.00      0.00      0.00       0.00

3740889001  44C505041-001         6      92 3000                    0.00      0.00      0.00       0.00

4146091001  3D0632P02/#39854      2      94 3800,3900               0.00      0.00      0.00       0.00

            3A0242P01 RIBBON
4128490001  SLIDE                10      93 MAN RIBBON CART         0.00      0.00      0.00       0.00

4135090001  64007492-2001        10      93 3800                    0.00      0.00      0.00       0.00

4113092001  44D430436-001        10      95 4470,4471,4490        611.11     55.56     27.78       0.00

3618586001  44D416296-001        11      90 3000                    0.00      0.00      0.00       0.00

3836287001  44C506027-001        11      90 4410,4440,4500          0.00      0.00      0.00       0.00

4145891001  3D0611P01/#38202      2      94 3800,3900               0.00      0.00      0.00       0.00

            44D416394-001 &
3670386001  003                  11      90 3000                    0.00      0.00      0.00       0.00

4169691001  3B0358P01            12      94 3800,3900               0.00      0.00      0.00       0.00

            44B508263-001 PWB
3853887001  SPACER               11      90 4470,4471,4490          0.00      0.00      0.00       0.00

            44B508263-002 PWB
3853987001  SPACER               11      90 4470,4471,4490          0.00      0.00      0.00       0.00

            44B508321-001
3854187001  SPINDLE SUP          11      90 4410,4440,4500          0.00      0.00      0.00       0.00

            3C0570P03 DRILL
4118290001  FIXTURE               9      93 3800,3900               0.00      0.00      0.00       0.00

4151591001  44D430436-001         4      94 4470,4471,4490          0.00      0.00      0.00       0.00

4155791001  3D0845P01             8      94 3800                    0.00      0.00      0.00       0.00

            3C0908P01 REF:
4149591001  41042                 3      94 3800                    0.00      0.00      0.00       0.00

            64000115-2001
4122690001  STRAIN REL.           9      93 3500                    0.00      0.00      0.00       0.00

            3A0131P05 BEARING
4099090001  CARRIAG               4      93 3800,3900               0.00      0.00      0.00       0.00

4160691001  44D430432-001         7      94 4410,4440,4500          0.00      0.00      0.00       0.00

3611492002  44C506617-001 #2      5      95 4410,4440,4500        159.72     14.52      7.26       0.00

            3A0192P01 REF:
4092191001  41386                12      93 3800,3900               0.00      0.00      0.00       0.00

            3D0845P01 REF:
4126491001  41387                12      93 3800                    0.00      0.00      0.00       0.00

            44B508710-001
4094791001  REF: 41447           12      93 MAN RIBBON CART         0.00      0.00      0.00       0.00



TOTAL                                                                                              0.00




            4C0424G01 BASE
4366795001  ASSEMBLY REV5        11      95 4800 AFTON          5,685.66    516.88    258.44  62,283.90

4361695001  4D0405G01            11      95 4800 AFTON          6,308.57    573.51    286.75  38,826.37

            4D0395G01
4366895001  PEDESTAL ASSEMBLY    11      95 4800 AFTON          3,437.67    312.52    156.26  37,658.07

4409995001  4C0751P02            11      95 4800 AFTON            791.67     71.97     35.99  27,672.35

            4D0343P02
4248393001  CARTRIDGE TOP        11      95 MAN RIBBON CART    28,570.49  2,597.32  1,298.66  27,271.82

            4D0322P01 RIBBON
4250093001  DECK                 11      95 4800 AFTON         27,823.79  2,529.44  1,264.72  26,811.45

4409795001  4B0131P01            11      95 4800 AFTON            765.83     69.62     34.81  26,769.36

4372095001  4D0345P02            11      95 4800 AFTON          6,240.65    567.33    283.67  25,570.48

4361995001  4D0663G01            11      95 4800 AFTON            636.81     57.89     28.95  22,259.24

                                    - 5 -

            44D430430-002
4243594001  MODULE SUPPORT     2W3268  2W   34     081     0540  AT849    45,430.00    23,976.95 21,453.05        5       94

            4C0297P01 &
4248793001  4C0601P01          2W3268  2W   07     005     0530  AT870    57,250.00    36,576.39 20,673.61        1       94

            4D0348P01 TOP
4250193001  ENCLOSURE          2W3268  2W   05     059     1870  AT894    69,660.39    50,038.18 19,622.21       10       93

            3D0884-P02 REV 6
4406795001  MOTOR MOUNT        2W3268  2W   18     227     0070  AT987    25,899.99     7,194.44 18,705.55        2       95

            4D0349P01 FRONT
4250293001  ENCLOSURE          2W3268  2W   05     059     1870  AT895    60,501.63    43,042.59 17,459.04       10       93

            44B508951-001
4434595001  REINK COVER        2W3268  2W   44     215     2270  AT029    17,000.00       944.44 16,055.56       10       95

4249993001  4D0352P01 MUFFLER  2W3268  2W   18     227     0070  AT892    61,064.12    45,798.09 15,266.03        9       93

            44B508292-004 REV
4367495001  8                  2W3268  2W   34     119     0170  AT013    14,637.50       813.20 13,824.30       10       95

4366995001  4D0737G01          2W3268  2W   31     039     1560  AT012    18,600.00     4,650.00 13,950.00        3       95

            4D0354P02 SUPPORT
4250693001  CTL PANEL          2W3268  2W   18     227     0070  AT899    40,375.00    27,083.24 13,291.76       10       93

            4C0275P01 FRAME
4252394001  DR HOUSING         2W3268  2W   07     005     0530  AT916    31,025.00    18,097.92 12,927.08        3       94

            4D0353P01 LATCH
4250793001  DOOR               2W3268  2W   14     031     0170  AT900    35,000.00    22,361.11 12,638.89        1       94

4362195001  4D0439G01          2W3268  2W   31     039     1560  AT994    16,975.00     4,715.28 12,259.72        2       95

            44C510154-001 &
4257193001  002                2W3268  2W   07     005     0530  AT924    34,000.00    21,722.22 12,277.78        1       94

4362295001  4D0340P02 REV 4    2W3268  2W   31     039     1560  AT995    13,225.00     2,204.16 11,020.84        6       95

            4B0184P01 CRANK
4251493001  HANDLE             2W3268  2W   07     005     0530  AT907    34,925.33    24,253.71 10,671.62       11       93

            4D0351P01 &
4250493001  4D0351P02          2W3268  2W   05     059     1870  AT897    53,821.12    43,355.90 10,465.22        7       93

            4C0461G02,
4319894001  216P02, 4D0304P02  2W3268  2W   18     227     0070  AT960    17,955.26     8,326.50  9,628.76        6       94

4434795001  4D1217P01          2W3268  2W   10     101     3632  AT044     9,555.00       530.83  9,024.17       10       95

            4470/90 BODY RH &
4317993001  LH                 2W3268  2W   07     005     0530  AT926    25,566.23    16,333.98  9,232.25        1       94

            4C0264P01 IDLER
4251994001  LEVER              2W3268  2W   07     005     0530  AT912    19,261.88    10,165.99  9,095.89        5       94

            3B1042P02 WORM
4244193001  GEAR               2W3268  2W   18     227     0070  AT850    28,111.00    19,521.52  8,589.48       11       93

            3D0880P04
4245093001  CAM/GEAR           2W3268  2W   18     227     0070  AT851    27,561.00    19,139.58  8,421.42       11       93

            1C0231P01 MOBIUS
4311394001  INSERT             2W3268  2W   10     101     3632  AT948    16,810.28     8,872.09  7,938.19        5       94

            4D0643P01 CAVITY
4249393001  S-7                2W3268  2W   07     005     0530  AT876    16,100.00     8,822.22  7,277.78        1       94

            4D0363P01 TOP
4250593001  PAPER EXIT         2W3268  2W   05     059     1870  AT898    26,425.69    19,060.73  7,364.96       10       93

            4B0533P01 PULLEY
4321095001  IDLER              2W3268  2W   18     227     0070  AT963     9,680.00     2,688.89  6,991.11        2       95

            4C0542P01 GUARD
4321294001  ELEC CABLE         2W3268  2W   18     227     0070  AT965    13,750.00     6,875.00  6,875.00        6       94

            3D0881P01 HUB SS
4240593001  DR ROLLER          2W3268  2W   18     227     0070  AT848    22,500.00    15,625.00  6,875.00       11       93

            3C0966P02 PAPER
4273993001  GUIDE TRACTOR      2W3268  2W   07     005     0530  AT935    18,518.98    11,831.57  6,687.41        1       94

            3A0267P01 MOTOR
4302894001  MOUNT              2W3268  2W   18     227     0070  AT945    14,909.75     8,283.20  6,626.55        4       94

            4B0599P01 BEARING
4326194001  TRACT SHAFT        2W3268  2W   18     227     0070  AT970    12,815.00     6,407.50  6,407.50        6       94

            3C0974P02 BLOCK
4322594001  BEARING            2W3268  2W   10     101     3632  AT966    10,881.70     4,534.05  6,347.65        9       94

            4C0265P01 GEAR
4252093001  DRIVE              2W3268  2W   07     005     0530  AT913    27,900.00    21,366.67  6,533.33        8       93

4362095001  4D0361P01          2W3268  2W   31     039     1560  AT993     7,580.00     1,473.89  6,106.11        5       95

            4B0799P01 ROLLER
4309194001  TRANSFER           2W3268  2W   47     820     0720  AT947    12,355.00     6,334.26  6,020.74        4       94

            4C0273P01 SLIDE
4252293001  BASE               2W3268  2W   07     005     0530  AT915    19,950.00    14,408.34  5,541.66       10       93

            4B0511P01 BUSHING
4326094001  ECCENTRIC          2W3268  2W   18     227     0070  AT969     9,130.00     3,804.16  5,325.84        9       94

            4D0386P01
4248893001  EXTENSION TRACTOR  2W3268  2W   07     005     0530  AT871    14,700.00     9,391.67  5,308.33        1       94

4361795001  4A0010G01          2W3268  2W   31     039     1560  AT990     5,892.47       818.40  5,074.07        7       95

            4D0350P01 FRONT
4250393001  DOOR               2W3268  2W   05     059     1870  AT896    27,476.24    22,112.68  5,363.56        7       93

            4B0130P01 SPACER
4321194001  SUPPORT SHAFT      2W3268  2W   18     227     0070  AT964     9,680.00     4,571.11  5,108.89        6       94

4366295001  44D931383          2W3268  2W   39     039     2310  AT008     6,820.80     1,894.67  4,926.13        2       95

4361895001  4B0148P01          2W3268  2W   31     039     1560  AT991     5,968.50     1,326.33  4,642.17        4       95

4325994001  4B0192P01 YOKE     2W3268  2W   18     227     0070  AT968     8,415.00     3,740.00  4,675.00        8       94

            4C0061P01 62 P01
4250993001  & 91 P01           2W3268  2W   18     227     0070  AT902    25,075.00    20,199.31  4,875.69        7       93

4362795001  4B0455G01          2W3268  2W   31     039     1560  AT001     6,075.00     1,518.75  4,556.25        3       95

            4B0187 SPOOL
4248493001  SLACK              2W3268  2W   14     031     0170  AT867    23,200.00    18,688.89  4,511.11        7       93

            4470/90 LEVER &
4318093001  MASTER MOLD        2W3268  2W   07     005     0530  AT926    11,500.00     7,347.22  4,152.78        1       94

4362595001  4C0237P01          2W3268  2W   31     039     1560  AT998     5,167.37     1,148.31  4,019.06        4       95

4362495001  4C0250P01          2W3268  2W   31     039     1560  AT997     5,250.00     1,312.50  3,937.50        3       95

            3D0889P02
4312194001  PLATE-THROAT       2W3268  2W   31     039     1200  AT955     8,918.28     4,954.60  3,963.68        4       94

4362395001  4C0662G01          2W3268  2W   31     039     1560  AT996     5,112.58     1,278.15  3,834.43        3       95

4415995001  44C506602-003      2W3268  2W   31     039     1560  AT041     4,635.25       901.30  3,733.95        5       95

4372195001  44D931326          2W3268  2W   47     015     1952  AT026     4,536.10       867.82  3,668.28        5       95

            1B0184P01 EXT
4311493001  RIBBON GUIDE       2W3268  2W   10     101     3632  AT949    10,340.75     6,606.59  3,734.16        1       94

            44A504282-001
4320694001  BOBBIN             2W3268  2W   24     053     0490  AT962     7,697.75     4,062.70  3,635.05        5       94

            64007382-2001
4318194001  INPUT GUIDE        2W3268  2W   30     011     0843  AT958     7,250.00     3,625.00  3,625.00        6       94

            3A1116-P01 REV 0
4406895001  CLAMP              2W3268  2W   18     227     0070  AT987     4,890.00     1,358.33  3,531.67        2       95

            4B0106P01 PLATE
4251093001  SHUTTLE END        2W3268  2W   10     011     0450  AT903     9,700.00     6,197.22  3,502.78        1       94

            4B0111P01 PLATE
4251193001  CLAMP END          2W3268  2W   10     011     0450  AT904     9,700.00     6,197.22  3,502.78        1       94

            4B0112P01 PT SPR
4266093001  SHUTTLE END        2W3268  2W   10     011     0450  AT934     9,500.00     6,069.45  3,430.55        1       94

            4D0051G01 PAPER
4249493001  EXIT WIRE          2W3268  2W   07     011     0280  AT877     9,061.65     5,789.38  3,272.27        1       94

            44D416466-003
3740093001  REPAIR             2W3268  2W   14     031     0170  A2821    31,800.00    28,266.67  3,533.33        4       93

4362895001  4B0177P01          2W3268  2W   31     039     1560  AT002     3,950.00       987.50  2,962.50        3       95

            4C0294P01 CAM
4259993001  STRIKER BAR        2W3268  2W   05     037     1900  AT927     9,450.00     6,562.50  2,887.50       11       93

4338094001  TRACTOR PULLEY     2W3268  2W   07     005     0530  AT983     4,500.00     1,750.00  2,750.00       10       94


            44D430430-002
4243594001  MODULE SUPPORT      11      95 4410,4440,4500     13,881.39  1,261.94    630.97  20,822.08

            4C0297P01 &
4248793001  4C0601P01           11      95 4800 AFTON         17,493.06  1,590.28    795.14  19,878.47

            4D0348P01 TOP
4250193001  ENCLOSURE           11      95 4800 AFTON         21,584.42  1,962.22    981.11  18,641.10

            3D0884-P02 REV 6
4406795001  MOTOR MOUNT         11      95 3800,3900           7,194.44    654.04    327.02  18,378.53

            4D0349P01 FRONT
4250293001  ENCLOSURE           11      95 4800 AFTON         19,097.19  1,736.11    868.05  16,590.99

            44B508951-001
4434595001  REINK COVER         11      95 4410,4440,4500        944.44     85.86     42.93  16,012.63

4249993001  4D0352P01 MUFFLER   11      95 4800 AFTON         18,658.48  1,696.23    848.11  14,417.92

            44B508292-004 REV
4367495001  8                   11      95 4470,4471,4490        813.20     73.93     36.96  13,787.34

4366995001  4D0737G01           11      95 4800 AFTON          4,650.00    422.73    211.36  13,738.64

            4D0354P02 SUPPORT
4250693001  CTL PANEL           11      95 4800 AFTON         13,570.93  1,233.72    616.86  12,674.90

            4C0275P01 FRAME
4252394001  DR HOUSING          11      95 4800 AFTON          9,479.86    861.81    430.90  12,496.18

            4D0353P01 LATCH
4250793001  DOOR                11      95 4800 AFTON         10,694.44    972.22    486.11  12,152.78

4362195001  4D0439G01           11      95 4800 AFTON          4,715.28    428.66    214.33  12,045.39

            44C510154-001 &
4257193001  002                 11      95 4470,4471,4490     10,388.89    944.44    472.22  11,805.56

4362295001  4D0340P02 REV 4     11      95 4800 AFTON          2,204.16    200.38    100.19  10,920.65

            4B0184P01 CRANK
4251493001  HANDLE              11      95 4800 AFTON         10,671.63    970.15    485.07  10,186.55

            4D0351P01 &
4250493001  4D0351P02           11      95 4800 AFTON         16,445.34  1,495.03    747.52   9,717.70

            4C0461G02,
4319894001  216P02, 4D0304P02   11      95 4800 AFTON          5,502.77    500.25    250.13   9,378.63

4434795001  4D1217P01           11      95 4800 AFTON            530.83     48.26     24.13   9,000.04

            4470/90 BODY RH &
4317993001  LH                  11      95 4470,4490           7,811.90    710.17    355.09   8,877.16

            4C0264P01 IDLER
4251994001  LEVER               11      95 4800 AFTON          5,885.57    535.05    267.53   8,828.36

            3B1042P02 WORM
4244193001  GEAR                11      95 3800                8,589.47    780.86    390.43   8,199.05

            3D0880P04
4245093001  CAM/GEAR            11      95 3800,3900           8,421.41    765.58    382.79   8,038.63

            1C0231P01 MOBIUS
4311394001  INSERT              11      95 MAN RIBBON CART     5,136.47    466.95    233.48   7,704.71

            4D0643P01 CAVITY
4249393001  S-7                 11      95 4800 AFTON          6,038.89    548.99    274.50   7,003.29

            4D0363P01 TOP
4250593001  PAPER EXIT          11      95 4800 AFTON          8,101.45    736.50    368.25   6,996.71

            4B0533P01 PULLEY
4321095001  IDLER               11      95 4800 AFTON          2,688.89    244.44    122.22   6,868.89

            4C0542P01 GUARD
4321294001  ELEC CABLE          11      95 4800 AFTON          4,201.39    381.94    190.97   6,684.03

            3D0881P01 HUB SS
4240593001  DR ROLLER           11      95 3800                6,875.00    625.00    312.50   6,562.50

            3C0966P02 PAPER
4273993001  GUIDE TRACTOR       11      95 3800                5,658.58    514.42    257.21   6,430.20

            3A0267P01 MOTOR
4302894001  MOUNT               11      95 3800                4,555.76    414.16    207.08   6,419.47

            4B0599P01 BEARING
4326194001  TRACT SHAFT         11      95 4800 AFTON          3,915.69    355.97    177.99   6,229.51

            3C0974P02 BLOCK
4322594001  BEARING             11      95 3800,3900           3,324.97    302.27    151.14   6,196.52

            4C0265P01 GEAR
4252093001  DRIVE               11      95 4800 AFTON          8,983.34    816.67    408.33   6,125.00

4362095001  4D0361P01           11      95 4800 AFTON          1,473.89    133.99     67.00   6,039.12

            4B0799P01 ROLLER
4309194001  TRANSFER            11      95 4800 AFTON          4,070.51    370.05    185.02   5,835.72

            4C0273P01 SLIDE
4252293001  BASE                11      95 4800 AFTON          6,095.84    554.17    277.08   5,264.58

            4B0511P01 BUSHING
4326094001  ECCENTRIC           11      95 4800 AFTON          2,789.72    253.61    126.81   5,199.03

            4D0386P01
4248893001  EXTENSION TRACTOR   11      95 4800 AFTON          4,491.67    408.33    204.17   5,104.16

4361795001  4A0010G01           11      95 4800 AFTON            818.40     74.40     37.20   5,036.87

            4D0350P01 FRONT
4250393001  DOOR                11      95 4800 AFTON          8,428.44    766.22    383.11   4,980.45

            4B0130P01 SPACER
4321194001  SUPPORT SHAFT       11      95 4800 AFTON          2,957.78    268.89    134.44   4,974.45

4366295001  44D931383           11      95 4800                1,894.67    172.24     86.12   4,840.01

4361895001  4B0148P01           11      95 4800 AFTON          1,326.33    120.58     60.29   4,581.88

4325994001  4B0192P01 YOKE      11      95 4800 AFTON          2,571.25    233.75    116.88   4,558.13

            4C0061P01 62 P01
4250993001  & 91 P01            11      95 4800 AFTON          7,661.81    696.53    348.26   4,527.43

4362795001  4B0455G01           11      95 4800 AFTON          1,518.75    138.07     69.03   4,487.22

            4B0187 SPOOL
4248493001  SLACK               11      95 MAN RIBBON CART     7,088.89    644.44    322.22   4,188.89

            4470/90 LEVER &
4318093001  MASTER MOLD         11      95 4470,4490           3,513.89    319.44    159.72   3,993.06

4362595001  4C0237P01           11      95 4800 AFTON          1,148.31    104.39     52.20   3,966.86

4362495001  4C0250P01           11      95 4800 AFTON          1,312.50    119.32     59.66   3,877.84

            3D0889P02
4312194001  PLATE-THROAT        11      95 3800,3900           2,725.03    247.73    123.87   3,839.82

4362395001  4C0662G01           11      95 4800 AFTON          1,278.15    116.20     58.10   3,776.33

4415995001  44C506602-003       11      95 4410,4440,4500        901.30     81.94     40.97   3,692.98

4372195001  44D931326           11      95 AFTON                 867.82     78.89     39.45   3,628.83

            1B0184P01 EXT
4311493001  RIBBON GUIDE        11      95 MAN RIBBON CART     3,159.67    287.24    143.62   3,590.54

            44A504282-001
4320694001  BOBBIN              11      95 3000                2,352.09    213.83    106.91   3,528.14

            64007382-2001
4318194001  INPUT GUIDE         11      95 3800                2,215.28    201.39    100.69   3,524.31

            3A1116-P01 REV 0
4406895001  CLAMP               11      95 3800,3900           1,358.33    123.48     61.74   3,469.93

            4B0106P01 PLATE
4251093001  SHUTTLE END         11      95 4800 AFTON          2,963.89    269.44    134.72   3,368.06

            4B0111P01 PLATE
4251193001  CLAMP END           11      95 4800 AFTON          2,963.89    269.44    134.72   3,368.06

            4B0112P01 PT SPR
4266093001  SHUTTLE END         11      95 4800 AFTON          2,902.78    263.89    131.94   3,298.61

            4D0051G01 PAPER
4249493001  EXIT WIRE           11      95 4800 AFTON          2,768.83    251.71    125.86   3,146.41

            44D416466-003
3740093001  REPAIR              11      95 MAN RIBBON CART     9,716.67    883.33    441.67   3,091.66

4362895001  4B0177P01           11      95 4800 AFTON            987.50     89.77     44.89   2,917.61

            4C0294P01 CAM
4259993001  STRIKER BAR         11      95 4800 AFTON          2,887.50    262.50    131.25   2,756.25

4338094001  TRACTOR PULLEY      11      95 AFTON               1,375.00    125.00     62.50   2,687.50




                                    - 6 -
                                    E-176

            4D0630P01 CLAMP
4295893001  WIRE RACK          2W3268  2W   10     025     3204  AT944     8,293.00     5,528.66  2,764.34       12       93

4412395001  44A502012-001      2W3268  2W   10     025     3204  AT041     3,408.00       757.34  2,650.66        4       95

4250893001  4B0518P01 END CAP  2W3268  2W   18     227     0070  AT901    13,500.00    10,875.00  2,625.00        7       93

            4B0532P01 GEMINI
4249893001  PH SUP             2W3268  2W   10     011     0450  AT881    10,250.00     7,687.50  2,562.50        9       93

            3B104P01 BLOCK
4240493001  BEARING            2W3268  2W   18     227     0070  AT847     8,700.00     6,283.33  2,416.67       10       93

4362995001  4A0732P01          2W3268  2W   10     025     3204  AT003     3,195.00       887.50  2,307.50        2       95

4251593001  4B0183P01 CAM      2W3268  2W   07     005     0530  AT908     8,550.00     6,175.00  2,375.00       10       93

            4C0216PO4 GUIDE
4252793001  LEFT RIBBON        2W3268  2W   10     101     3632  AT920     7,934.75     5,577.00  2,357.75        6       93

            3D0808P03 -
3819993002  REPAIR TOP ENCL    2W3268  2W   44     029     2570  A3879    10,200.00     7,933.33  2,266.67        8       93

            2 CAV STEEL
4249193001  MASTER MOLD FRAME  2W3268  2W   07     005     0530  AT874     8,000.00     5,777.78  2,222.22       10       93

            3C097P01 PAPER
4312094001  INLET              2W3268  2W   47     820     0720  AT954     4,467.98     2,358.09  2,109.89        5       94

            4470/90 SPACER
4318293001  SWITCH-TRACTOR     2W3268  2W   07     005     0530  AT959     5,400.00     3,450.00  1,950.00        1       94

            44C510362-001
4248993001  TRACTOR EXTEND     2W3268  2W   07     005     0530  AT872     7,000.00     5,055.55  1,944.45       10       93

            3B1052P03 RIGHT
4311893001  PAPER GUIDE        2W3268  2W   31     039     1200  AT952     5,317.40     3,397.23  1,920.17        1       94

            4B0400P01 BUSHING
4288895001  TRACTOR            2W3268  2W   10     25      3204  AT943     2,374.95       593.73  1,781.22        3       95

            4B0089G01 PT HD
4252893001  WRENCH BALL        2W3268  2W   07     005     0530  AT921     9,700.00     7,813.89  1,886.11        7       93

            3B1043P01 STROBE
4240393001  DISK               2W3268  2W   18     227     0070  AT846     8,899.99     7,169.43  1,730.56        7       93

            4D0382P01
4248193001  THUMBWHEEL PT GAP  2W3268  2W   10     101     3632  AT864    12,808.95    11,029.93  1,779.02        5       93

            44E416566-G101
4315794001  LOWER ENCLOS       2W3268  2W   41     063     0690  AT957     3,900.00     2,275.00  1,625.00        3       94

            1C0229P01 RIBBON
4192293001  GUIDE              2W3268  2W   47     820     0720  AT841    12,540.00    10,798.33  1,741.67        5       93

            3B1052P04 LEFT
4311993001  PAPER GUIDE        2W3268  2W   31     039     1200  AT953     4,417.43     2,822.25  1,595.18        1       94

            4B0463G01 ASSEM
4311595001  PRESS FIX          2W3268  2W   10     011     0450  AT950     2,250.00       687.50  1,562.50        1       95

            4B0599001 BEARING
4282793001  TRACTOR            2W3268  2W   10     101     3632  AT936     4,289.50     2,740.51  1,548.99        1       94

            AFTON RIBBON
4251293001  DRIVE ASSM         2W3268  2W   07     005     0530  AT905     4,620.00     3,080.00  1,540.00       12       93

            4C0234P01 PAWL
4247993001  THUMBWHEEL         2W3268  2W   10     101     3632  AT862     5,474.75     3,953.99  1,520.76       10       93
            3D0885P01

4178293001  ACOUSTIC BARRIER   2W3268  2W   31     039     1200  AT822    19,597.84    17,964.69  1,633.15        3       93

            44C510321-G01 BOX
4288593001  ASM AC SW          2W3268  2W   31     039     1200  AT940     5,121.05     3,698.53  1,422.52       10       93

            3B1042P01 WORM
4179393001  SHAFT              2W3268  2W   18     227     0070  AT826    18,944.25    17,365.57  1,578.68        3       93

            44C510402-001
4288693001  STRAP GROUND       2W3268  2W   31     039     1200  AT941     4,982.50     3,598.47  1,384.03       10       93

4362695001  4B0452G01          2W3268  2W   31     039     1560  AT999     1,463.25       203.23  1,260.02        7       95

4373095001  DEGATING FIXTURE   2W3268  2W   22     013     1310  A4024     1,680.00       513.33  1,166.67        1       95

            3B1040P01 LH
4240293001  BEARING ECCENTRIC  2W3268  2W   47     820     0720  AT845     5,823.75     4,691.35  1,132.40        7       93

4406995001  44D931348          2W3268  2W   39     039     2310  AT022     1,200.00       180.00  1,020.00        3       95

4249293001  SWITCH SPACER      2W3268  2W   07     005     0530  AT875     5,400.00     4,350.00  1,050.00        7       93

            4C0260P01 GUARD
4248093001  ELEC CABLE         2W3268  2W   10     101     3632  AT863     7,754.50     6,677.48  1,077.02        5       93

            44C510301-001
4288493001  SHIELD PWR SUP     2W3268  2W   31     039     1200  AT939     3,593.38     2,595.22    998.16       10       93

4407095001  44D931348          2W3268  2W   39     039     2310  AT022     1,200.00       300.00    900.00        3       95

4407195001  44D931348          2W3268  2W   39     039     2310  AT022     1,200.00       300.00    900.00        3       95

4407295001  44D9341348         2W3268  2W   39     039     2310  AT022     1,200.00       300.00    900.00        3       95

            3A0281P01 LATCH
4240093001  REAR DOOR          2W3268  2W   18     227     0070  AT843     4,800.00     3,866.66    933.34        7       93

            3D0611P04 REAR
3820293002  ACCESS DOOR        2W3268  2W   44     029     2570  AT814     3,607.32     2,705.49    901.83        9       93

4260993001  4A0496P01 SHAFT    2W3268  2W   07     005     0530  AT930     3,950.00     3,181.94    768.06        7       93

            4470/90 SIDE
4258993001  PLATE/COLLET       2W3268  2W   07     005     0530  AT926     1,900.00     1,161.12    738.88        2       94

            4B0192P01 YODE
4247793001  ROTATE STRIKE      2W3268  2W   10     101     3632  AT860     3,914.75     3,153.55    761.20        7       93

            3A0297P01 WASHER
4240193001  "O"                2W3268  2W   18     227     0070  AT844     3,900.00     3,141.66    758.34        7       93

            3D0896G02 STRIKER
4260793001  BAR ASM            2W3268  2W   39     039     2310  AT928     3,727.78     3,002.94    724.84        7       93

            4D0499G01 PAPER
4265893001  RACK-LOWER         2W3268  2W   07     011     0280  AT933     3,708.81     2,987.65    721.16        7       93

            3D0612P04 FRONT
3820393002  ACCESS DOOR        2W3268  2W   41     077     0280  AT815     2,835.00     2,126.25    708.75        9       93

4338794001  77D931367          2W3268  2W   47     820     0720  A3980     1,430.25       754.86    675.39        5       94

            4C0207P01 GUIDE
4252593001  RT RIBBON          2W3268  2W   47     820     0720  AT918     2,310.00     1,638.00    672.00       10       93

            4B0511P01 BUSHING
4247893001  ECCENTRIC          2W3268  2W   10     101     3632  AT861     3,224.75     2,597.72    627.03        7       93

            44C510362
4249093001  PRINTING FIXTURE   2W3268  2W   07     005     0530  AT873     2,700.00     2,120.40    579.60        7       93

            4B0075P01 SPACER
4288793001  PWB                2W3268  2W   10     025     3204  AT942     1,704.00     1,183.33    520.67       11       93

            3D0824G01 PAPER
4306893001  DRIVE ROLLER       2W3268  2W   14     097     3150  AT772     2,045.49     1,534.12    511.37        9       93

            3D0601P01
4256993001  CARRIAGE           2W3268  2W   47     820     0720  AT802     6,511.00     5,968.41    542.59        3       93

            4B0047P01 DOOR
4260893001  STOP               2W3268  2W   39     047     3260  AT929     1,775.00     1,331.25    443.75        9       93

            4B0180P01 STAND
4247693001  OFF SMAD           2W3268  2W   10     101     3632  AT859     2,926.99     2,475.75    451.24        5       93

            44C505089-001 &
4256893001  002 PLATE SUP      2W3268  2W   39     011     7413  AT801     5,700.00     5,225.00    475.00        3       93

            4B0533P01 PULLEY
4252693001  IDLER              2W3268  2W   47     820     0720  AT919     2,010.00     1,619.16    390.84        7       93

            4B0130P01 SPACER
4247593001  SUP SHAFT          2W3268  2W   10     101     3632  AT858     1,949.75     1,570.64    379.11        7       93

            3B1050 FINGER
4186693001  STATIC             2W3268  2W   07     003     0040  AT838     3,213.50     2,945.71    267.79        3       93

            3D0890P01 PAPER
4178093001  GUIDE              2W3268  2W   31     039     1200  AT820     2,643.65     2,423.35    220.30        3       93

            4C0206P01 GUIDE
4252493001  LEFT RIBBON        2W3268  2W   10     101     3632  AT917     1,466.84     1,263.11    203.73        5       93

            44C510353-001
4243492001  WINDOW SUPPORT     2W3268  2W   31     039     1200  AT817     6,916.96     6,724.82    192.14        1       93

4179193001  3D0884P01          2W3268  2W   10     101     3632  AT824     2,227.65     2,103.90    123.75        2       93

4186592001  3A0227P02          2W3268  2W   15     097     0670  AT837     3,210.00     3,120.84     89.16        1       93

4372295001  44D931326          2W3268  2W   47     015     1952  AT026        21.30         8.87     12.43        5       95

            4D0630P01 CLAMP
4295893001  WIRE RACK            11      95 4800 AFTON          2,533.97    230.36    115.18   2,649.16

4412395001  44A502012-001        11      95 MAN RIBBON CART       757.34     68.85     34.42   2,616.24

4250893001  4B0518P01 END CAP    11      95 4800 AFTON          4,125.00    375.00    187.50   2,437.50

            4B0532P01 GEMINI
4249893001  PH SUP               11      95 4800 AFTON          3,131.94    284.72    142.36   2,420.14

            3B104P01 BLOCK
4240493001  BEARING              11      95 3800                2,658.33    241.67    120.83   2,295.84

4362995001  4A0732P01            11      95 4800 AFTON            887.50     80.68     40.34   2,267.16

4251593001  4B0183P01 CAM        11      95 4800 AFTON          2,612.50    237.50    118.75   2,256.25

            4C0216PO4 GUIDE
4252793001  LEFT RIBBON          11      95 4800 AFTON          3,922.55    356.60    178.30   2,179.45

            3D0808P03 -
3819993002  REPAIR TOP ENCL      11      95 3800                3,116.66    283.33    141.67   2,125.00

            2 CAV STEEL
4249193001  MASTER MOLD FRAME    11      95 4800                2,444.44    222.22    111.11   2,111.11

            3C097P01 PAPER
4312094001  INLET                11      95 3800,3900           1,365.21    124.11     62.06   2,047.84

            4470/90 SPACER
4318293001  SWITCH-TRACTOR       11      95 4470,4490           1,650.00    150.00     75.00   1,875.00

            44C510362-001
4248993001  TRACTOR EXTEND       11      95 4410,4440,4500      2,138.89    194.44     97.22   1,847.23

            3B1052P03 RIGHT
4311893001  PAPER GUIDE          11      95 3800                1,624.76    147.71     73.85   1,846.32

            4B0400P01 BUSHING
4288895001  TRACTOR              11      95 4800 AFTON            593.73     53.98     26.99   1,754.23

            4B0089G01 PT HD
4252893001  WRENCH BALL          11      95 4800 AFTON          2,963.89    269.44    134.72   1,751.39

            3B1043P01 STROBE
4240393001  DISK                 11      95 3800                2,719.44    247.22    123.61   1,606.95

            4D0382P01
4248193001  THUMBWHEEL PT GAP    11      95 4800 AFTON          3,913.85    355.80    177.90   1,601.12

            44E416566-G101
4315794001  LOWER ENCLOS         11      95 4410,4440,4500      1,191.67    108.33     54.17   1,570.83

            1C0229P01 RIBBON
4192293001  GUIDE                11      95 MAN RIBBON CART     3,831.66    348.33    174.17   1,567.50

            3B1052P04 LEFT
4311993001  PAPER GUIDE          11      95 3800,3900           1,349.77    122.71     61.35   1,533.83

            4B0463G01 ASSEM
4311595001  PRESS FIX            11      95 4800 AFTON            687.50     62.50     31.25   1,531.25

            4B0599001 BEARING
4282793001  TRACTOR              11      95 4800 AFTON          1,310.68    119.15     59.58   1,489.41

            AFTON RIBBON
4251293001  DRIVE ASSM           11      95 4800                1,411.67    128.33     64.17   1,475.83

            4C0234P01 PAWL
4247993001  THUMBWHEEL           11      95 4800 AFTON          1,672.84    152.08     76.04   1,444.72

            3D0885P01
4178293001  ACOUSTIC BARRIER     11      95 3800                5,988.23    544.38    272.19   1,360.96

            44C510321-G01 BOX
4288593001  ASM AC SW            11      95 4410,4440,4500      1,564.76    142.25     71.13   1,351.39

            3B1042P01 WORM
4179393001  SHAFT                11      95 3800                5,788.53    526.23    263.12   1,315.57

            44C510402-001
4288693001  STRAP GROUND         11      95 4470,4471,4490      1,522.43    138.40     69.20   1,314.83

4362695001  4B0452G01            11      95 4800 AFTON            203.23     18.48      9.24   1,250.78

4373095001  DEGATING FIXTURE     11      95 2000,3000             513.33     46.67     23.33   1,143.34

            3B1040P01 LH
4240293001  BEARING ECCENTRIC    11      95 3800                1,779.48    161.77     80.89   1,051.51

4406995001  44D931348            11      95 AFTON                 180.00     16.36      8.18   1,011.82

4249293001  SWITCH SPACER        11      95 4800                1,650.00    150.00     75.00     975.00

            4C0260P01 GUARD
4248093001  ELEC CABLE           11      95 4800 AFTON          2,369.43    215.40    107.70     969.32

            44C510301-001
4288493001  SHIELD PWR SUP       11      95 4410,4440,4500      1,097.98     99.82     49.91     948.25

4407095001  44D931348            11      95 AFTON                 300.00     27.27     13.64     886.36

4407195001  44D931348            11      95 AFTON                 300.00     27.27     13.64     886.36

4407295001  44D9341348           11      95 AFTON                 300.00     27.27     13.64     886.36

            3A0281P01 LATCH
4240093001  REAR DOOR            11      95 3800                1,466.66    133.33     66.67     866.67

            3D0611P04 REAR
3820293002  ACCESS DOOR          11      95 3800                1,102.24    100.20     50.10     851.73

4260993001  4A0496P01 SHAFT      11      95 4800 AFTON          1,206.94    109.72     54.86     713.20

            4470/90 SIDE
4258993001  PLATE/COLLET         11      95 4470,4490             580.56     52.78     26.39     712.49

            4B0192P01 YODE
4247793001  ROTATE STRIKE        11      95 4800 AFTON          1,196.17    108.74     54.37     706.83

            3A0297P01 WASHER
4240193001  "O"                  11      95 3800                1,191.66    108.33     54.17     704.17

            3D0896G02 STRIKER
4260793001  BAR ASM              11      95 3800,3900           1,139.05    103.55     51.78     673.07

            4D0499G01 PAPER
4265893001  RACK-LOWER           11      95 4800 AFTON          1,133.25    103.02     51.51     669.65

            3D0612P04 FRONT
3820393002  ACCESS DOOR          11      95 3800                  866.25     78.75     39.38     669.38

4338794001  77D931367            11      95 AFTON                 437.03     39.73     19.87     655.53

            4C0207P01 GUIDE
4252593001  RT RIBBON            11      95 4800 AFTON            739.20     67.20     33.60     638.40

            4B0511P01 BUSHING
4247893001  ECCENTRIC            11      95 4800 AFTON            985.34     89.58     44.79     582.24

            44C510362
4249093001  PRINTING FIXTURE     11      95 4410,4440,4500        910.80     82.80     41.40     538.20

            4B0075P01 SPACER
4288793001  PWB                  11      95 4800 AFTON            520.66     47.33     23.67     497.00

            3D0824G01 PAPER
4306893001  DRIVE ROLLER         11      95 3800,3900             625.01     56.82     28.41     482.96

            3D0601P01
4256993001  CARRIAGE             11      95 3800,3900           1,989.47    180.86     90.43     452.16

            4B0047P01 DOOR
4260893001  STOP                 11      95 4800 AFTON            542.36     49.31     24.65     419.10

            4B0180P01 STAND
4247693001  OFF SMAD             11      95 4800 AFTON            992.75     90.25     45.13     406.12

            44C505089-001 &
4256893001  002 PLATE SUP        11      95 3000                1,741.67    158.33     79.17     395.83

            4B0533P01 PULLEY
4252693001  IDLER                11      95 4800 AFTON            614.16     55.83     27.92     362.92

            4B0130P01 SPACER
4247593001  SUP SHAFT            11      95 4800 AFTON            595.76     54.16     27.08     352.03

            3B1050 FINGER
4186693001  STATIC               11      95 3800                  981.90     89.26     44.63     223.16

            3D0890P01 PAPER
4178093001  GUIDE                11      95 3800                  807.78     73.43     36.72     183.58

            4C0206P01 GUIDE
4252493001  LEFT RIBBON          11      95 4800 AFTON            448.20     40.75     20.37     183.36

            44C510353-001
4243492001  WINDOW SUPPORT       11      95 4410,4440,4500      2,113.51    192.14     96.07      96.07

4179193001  3D0884P01            11      95 3800                  680.68     61.88     30.94      92.81

4186592001  3A0227P02            11      95 3800                  980.84     89.17     44.58      44.58

4372295001  44D931326            11      95 AFTON                   8.87      0.81      0.40      12.03

                                    - 7 -

4372395001  44D931326          2W3268  2W   47     015     1952  AT026        21.30         8.87        12.43     5       95

4372495001  44D931326          2W3268  2W   47     015     1952  AT026        21.30         8.87        12.43     5       95

4148191001  44C506047-001      2W3268  2W   47     820     0720            1,062.79     1,061.79         1.00     3       91



TOTAL                                                                  2,082,748.61 1,180,159.17   902,589.44

4372395001  44D931326         11      95 AFTON                   8.87      0.81      0.40      12.03

4372495001  44D931326         11      95 AFTON                   8.87      0.81      0.40      12.03

4148191001  44C506047-001      2      94 4410,4440,4500          0.00      0.00      0.00       1.00



TOTAL                                                                                     876,937.32


                                    - 8 -
                                    E-178

GEINCOM CORPORATION
ADC TRANSFER
PPE - NBV @ 12/17/95 COMPLETE - McALLEN

        TYPE             ASSET ID          DESCRIPTION          LOC    DIV   ACQ DATE      COST       RESERVE     NET-BOOK


         30            4001588001    YALE FORK TRUCK         2W3410    2W    15-Nov-88    23,066.36   16,146.46    6,919.90
                                     STAND UP ELECTRIC

         30            4411595001    FORK LIFT               2W3410    2W    15-Mar-95    31,168.84    2,077.92   29,090.92

                                     STAND UP ELECTRIC
         30            4411695001    FORK LIFT               2W3410    2W    15-Mar-95    31,168.84    2,077.92   29,090.92

         30            4411495001    SIT DOWN FORK LIFT      2W3410    2W    15-Mar-95    16,645.22    1,109.68   15,535.54

         30            4411395001    SIT DOWN FORK LIFT      2W3410    2W    15-Mar-95    21,386.22    1,425.75   19,960.47



SUBTOTAL TYPE 30                                                                         123,435.48   22,837.73  100,597.75


         32            3454682001    IBICO BINDING MACH      2W3410    2W    21-Oct-83       223.65      223.65        0.00

         32            3435981001    RIDGE-U-RACKS           2W3410    2W    21-Oct-83     2,477.58    2,477.58        0.00

                                     UPRIGHT HORIZON REACH
         32            4436395001    LIFT                    2W3410    2W    15-Oct-95     7,270.00      121.17    7,148.83

         32            4301293001    FOLDING GATE            2W3410    2W    15-Jul-93     3,181.54    1,484.72    1,696.82

         32            3418781001    HAND SHUTTLE TRUCK      2W3410    2W    21-Oct-83     1,142.13    1,142.13        0.00

         32            4357394001    RIDG-U-RAK              2W3410    2W    15-Jul-94    10,255.78    2,734.88    7,520.90

                                     I9600 IMAGER SYS
         32            4243392001    MANAGER                 2W3410    2W    15-Dec-92    15,500.00    9,041.67    6,458.33

         32            4141790001    STATIC BOARD            2W3410    2W    15-Dec-90       475.00      467.08        7.92

         32            4141890001    STATIC  BOARD           2W3410    2W    15-Dec-90       475.00      467.08        7.92

         32            3444382001    FORD FENCE              2W3410    2W    21-Oct-83     1,156.71    1,156.71        0.00

         32            3175177001    YALE FORK LIFT          2W3410    2W    21-Oct-83     1,005.58    1,005.58        0.00

         32            3510884001    DOCK BOARD              2W3410    2W    15-May-84     1,605.25    1,605.25        0.00

         32            3614086001    MICRO  O  RING TESTER   2W3410    2W    15-Jun-86     1,402.90    1,402.90        0.00

         32            4190692001    PALLET RACK             2W3410    2W    15-Sep-92    29,246.42   18,312.08   10,934.34

         32            3623686001    CHEST TYPE FREEZER      2W3410    2W    15-Jul-86       250.00      250.00        0.00

         32            4141690001    STATIC BOARD            2W3410    2W    15-Dec-90       475.00      467.08        7.92



SUBTOTAL TYPE 32                                                                          76,142.54   42,359.56   33,782.98


         40            V240W87001    DODGE WAGON VAN         2W3410    2W    15-Jul-87    16,194.82   16,194.82        0.00


SUBTOTAL TYPE 40                                                                          16,194.82   16,194.82        0.00



                                     FORD MINIVAN FOR
         45            4166791001    MCALLEN                 2W3410    2W    15-Oct-91    18,096.75   14,610.72    3,486.03


SUBTOTAL TYPE 45                                                                          18,096.75   14,610.72    3,486.03



         52            3558885001    MICOM 828 MULTIPLEXOR   2W3410    2W    15-Jun-85     2,968.06    2,968.06        0.00

         52            3492384001    DISPLAY STATION         2W3410    2W    15-Jan-84     2,347.64    2,347.64        0.00

         52            3492284001    DISPLAY STATION         2W3410    2W    15-Jan-84     2,347.64    2,347.64        0.00

         52            3289180001    TN 200 KSR              2W3410    2W    21-Oct-83     1,533.60    1,533.60        0.00

                                     3000 PRINTER/PEDISTAL
         52            4257393001    ASM                     2W3410    2W    15-Mar-93       831.88      443.67      388.21

         52            3843687001    HP 700/92 TERMINAL      2W3410    2W    15-Dec-87       841.75      841.75        0.00

         52            3492484001    1200 BAUD MODEM         2W3410    2W    15-Jan-84       686.71      686.71        0.00

                                     MB2110-16
         52            3889388001    MULTIPLEXOR/MUX         2W3410    2W    15-Feb-88     3,629.50    3,629.50        0.00

         52            P4396395001   ZEBRA THERMAL PRINTER   2W3410    2W    13-Apr-92     3,851.40    2,080.51    1,770.89

         52            374988701     DISPLAY TERMINAL        2W3410    2W    15-Apr-87     1,436.87    1,436.87        0.00

         52            P4394795001   CONVEYOR                2W3410    2W    01-Aug-87     3,374.01    3,374.01        0.00



SUBTOTAL TYPE 52                                                                          23,849.06   21,689.96    2,159.10



        TYPE           ASSET ID    YTD DEPR    MO DEPR      DEPR        ADJUSTED NBV
                                                                         @ 12/17/95

         30            4001588001  2,114.42     192.22       96.11       6,823.79

         30            4411595001  2,077.92     188.90       94.45      28,996.47


         30            4411695001  2,077.92     188.90       94.45      28,996.47

         30            4411495001  1,109.68     100.88       50.44      15,485.10

         30            4411395001  1,425.75     129.61       64.81      19,895.66



SUBTOTAL TYPE 30                                                       100,197.49


         32            3454682001      0.00       0.00        0.00           0.00

         32            3435981001      0.00       0.00        0.00           0.00


         32            4436395001    121.17      11.02        5.51       7,143.32

         32            4301293001    583.28      53.03       26.51       1,670.31

         32            3418781001      0.00       0.00        0.00           0.00

         32            4357394001  1,880.23     170.93       85.47       7,435.44

         32            4243392001  2,841.67     258.33      129.17       6,329.16

         32            4141790001     87.08       7.92        3.96           3.96

         32            4141890001     87.08       7.92        3.96           3.96

         32            3444382001      0.00       0.00        0.00           0.00

         32            3175177001      0.00       0.00        0.00           0.00

         32            3510884001      0.00       0.00        0.00           0.00

         32            3614086001      0.00       0.00        0.00           0.00

         32            4190692001  5,467.17     497.02      248.51      10,685.83

         32            3623686001      0.00       0.00        0.00           0.00

         32            4141690001     87.08       7.92        3.96           3.96



SUBTOTAL TYPE 32                                                        33,275.95


         40            V240W87001      0.00       0.00        0.00           0.00


SUBTOTAL TYPE 40                                                             0.00




         45            4166791001  3,486.03     316.91      158.46       3,327.57


SUBTOTAL TYPE 45                                                         3,327.57



         52            3558885001      0.00       0.00        0.00           0.00

         52            3492384001      0.00       0.00        0.00           0.00

         52            3492284001      0.00       0.00        0.00           0.00

         52            3289180001      0.00       0.00        0.00           0.00

         52            4257393001    152.51      13.86        6.93         381.28

         52            3843687001      0.00       0.00        0.00           0.00

         52            3492484001      0.00       0.00        0.00           0.00

         52            3889388001      0.00       0.00        0.00           0.00

         52            P4396395001   475.76      43.25       21.63       1,749.26

         52            374988701       0.00       0.00        0.00           0.00

         52            P4394795001     0.00       0.00        0.00           0.00



SUBTOTAL TYPE 52                                                         2,130.54


                                    - 9 -

         60            4086789001    FACSIMILE MACHINE       2W3410    2W    15-Nov-89     1,015.14    1,015.14        0.00

         60            3303780001    IBM SELECTRIC           2W3410    2W    21-Oct-83       447.30      447.30        0.00

         60            3513684001    IBM SEL II TYPEWRI      2W3410    2W    15-May-84       801.00      801.00        0.00

         60            4086689001    FACSIMILE MACHINE       2W3410    2W    15-Nov-89     1,015.14    1,015.14        0.00



SUBTOTAL TYPE 60                                                                           3,278.58    3,278.58        0.00




GRAND TOTAL                                                                              260,997.23  120,971.37  140,025.86





         60            4086789001       0.00       0.00        0.00           0.00

         60            3303780001       0.00       0.00        0.00           0.00

         60            3513684001       0.00       0.00        0.00           0.00
         60            4086689001       0.00       0.00        0.00           0.00



SUBTOTAL TYPE 60                                                              0.00

GRAND TOTAL                                                             138,931.55



                                    - 10 -
                                    E-180

GENICOM CORPORATION
ADC TRANSFER
PPE - IN PROCESS

                                                                                                            Total in
       A/R           Description       Product     Total Approved      Capital    Expense     Total Spent   Suspense
2-0-0349-T004-400   44C510423-001  4410/4440/45XX     35,000.00       35,000.00         0.00     25,500.00         25,500.00

2-0-0349-T005-400   44D430672-001  4410/4440/45XX     25,000.00       25,000.00         0.00     24,333.33         24,333.33

2-0-0349-T006-400   44D430671-001  4410/4440/45XX     29,000.00       29,000.00         0.00     28,000.00         28,000.00

2-0-0349-T036-500   4B0131P01      4800 Afton         27,570.00       27,570.00         0.00     27,570.00              0.00

2-0-0349-T037-500   4C0716P01      4800 Afton         15,200.00       15,200.00         0.00     10,133.33         10,133.33

2-0-0349-T038-500   4D0751P02      4800 Afton         28,500.00       28,500.00         0.00     28,500.00              0.00

2-0-0349-T039-500   3B1068P01      38XX/39XX/45XX     21,500.00       21,500.00         0.00     21,500.00              0.00

2-0-0349-T045-500   4C0950P01      4800 Afton          4,425.00        4,425.00         0.00      3,007.00          3,007.00

2-0-0349-T046-500   4C0946P01      4800 Afton          4,920.00        4,920.00         0.00      1,640.00          1,640.00

2-0-0349-T047-500   4C0884P01      4800 Afton          6,500.00        6,500.00         0.00      4,333.34          4,333.34

2-0-0349-T048-500   4C0949P01      4800 Afton          4,500.00        4,500.00         0.00      3,000.00          3,000.00

2-0-0349-T049-500   4A0947P01      4800 Afton          5,000.00        5,000.00         0.00      4,000.00          4,000.00

2-0-0349-T050-500   4C0959P01      4800 Afton          8,000.00        8,000.00         0.00      5,333.34          5,333.34

2-0-0349-T051-500   4C1010P01      4800 Afton          3,840.00        3,840.00         0.00      1,925.00          1,925.00

2-0-0349-T052-500   3C0900P01      Code 539           14,500.00       14,500.00         0.00      4,833.33          4,833.33

2-0-0349-T054-500   4D0352P01      4800 Afton          4,500.00        4,500.00         0.00      4,500.00          4,500.00

2-0-0349-T055-500   4D0352P01      4800 Afton          3,410.00        3,410.00         0.00      3,410.00          3,410.00

2-0-0349-T056-500   4D0354P02      4800 Afton          2,875.00        2,875.00         0.00      2,875.00          2,875.00
                                   Manuf Ribbon
2-0-0349-T984-400   44s416497-001  Cart                5,000.00        5,000.00         0.00      4,758.75          4,758.75

                                   4470/4471/4490
2-0-0349-T986-400   44C430240-001  /45XX              45,712.50       45,712.50         0.00     18,786.78         18,786.78

2-0-0349-T992-400   4D0663G01      4800 Afton         22,925.00       22,925.00         0.00     22,925.00              0.00


                    Pheonix
2-0-0349-2828-636   Breakpart      Pheonix             8,030.00        8,030.00         0.00      2,681.53          2,681.53

                    Photoinduced discharge curve
2-0-0349-3968       device                            10,000.00        9,500.00       500.00      7,994.11          7,973.25

                    Transfer
2-0-0349-3980       Afton Printer                  1,144,112.00      679,110.00   465,003.00    519,920.80         27,180.00

                    Transfer
2-0-0349-4023       4470/4490                        289,500.00      143,500.00   146,000.00     81,877.46          6,424.26

                    2000/3000
                    Transfer
2-0-0349-4024       Expenses                          65,435.00                    65,435.00     23,334.99              0.00

                    Notebook
2-0-0349-5120       Computer                           3,540.00        3,540.00                   3,475.66            453.00

2-0-0349-5279       Guages         Afton/4490          5,299.74        5,299.74         0.00      5,268.93          5,268.93


                                                   1,843,794.24    1,166,857.24   676,938.00    895,417.68        200,350.17

                                    - 11 -
                                     E-181

                                 Schedule 1.1B

                                  INVESTMENTS


                 Stock in the Subsidiaries owned by the Borrower and the Subsidiaries as of the Closing Date.

                                     -1-

                                 SCHEDULE 1.1C

                                     LIENS

1. Liens securing the Indebtedness of the Foreign Subsidiaries identified on Schedule 8.1.

2. Cash collateral of $557,037 securing the Indebtedness of the Borrower under the Chemical Bank letters of credit and steamship guaranties referred to in Schedule 8.1.





                                       2

                                 SCHEDULE 1.1D

                            FORM OF PLEDGE AGREEMENT


                 THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of January 12, 1996, made by GENICOM CORPORATION, a Delaware corporation (the "Borrower"), THE GUARANTORS FROM TIME TO TIME PARTY HERETO (each a "Guarantor", and collectively the "Guarantors", and together with the Borrower, each a "Pledgor", and collectively the "Pledgors") and NATIONSBANK OF TEXAS, N.A., in its capacity as agent (the "Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

                 WHEREAS, pursuant to the Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement") among the Borrower, the Guarantors, the Lenders and the Agent, the Lenders have agreed to provide the Borrower with a $75,000,000 credit facility; and

                 WHEREAS, the Lenders have required, as a condition precedent to their entering into the Credit Agreement and making extensions of credit to or for the account of the Borrower thereunder, that the Pledgors secure their respective obligations under the Credit Agreement and the other Credit Documents in accordance with the terms of this Pledge Agreement.

                 NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                 1. Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                 2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

                          (a) Pledged Shares. All of the issued and outstanding shares of capital stock of the Domestic Subsidiaries of such Pledgor set forth on Schedule 1 attached hereto (all certificates representing such shares and all options and





                                       1
                 other rights, contractual or otherwise, with respect thereto, collectively the "Pledged Shares").

                          (b) Additional Shares. All of the issued and outstanding shares of capital stock of any Domestic Subsidiary which is hereafter formed or acquired by such Pledgor, including without limitation, the certificates representing such shares.

                          (c) Other Equity Interests. Any and all other equity interests of such Pledgor in any direct or indirect Subsidiary of the Borrower.

                          (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

                 Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of stock to the Agent as collateral security for the Secured Obligations. Upon delivery to the Agent, such additional shares of stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 1 is amended to refer to such additional shares.

                 3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Secured Obligations"):

                          (a)     (i)       In the case of the Borrower, the
                 prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Pledge Agreement and the other Credit Documents to which the Borrower is a party; or

                          (ii) In the case of any Pledgor which is a Guarantor, the prompt performance and observance by such Guarantor of all obligations of such Guarantor under the Credit Agreement, this Pledge Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, its guaranty obligations arising under
                 Section 4 of the Credit Agreement;

                          (b)  All other indebtedness, liabilities and
                 obligations of any kind or nature, now existing or hereafter arising, owing from any Credit Party to any Lender or the Agent, arising under the Credit Documents, whether primary, secondary, direct, contingent, or joint and several; and

                          (c) All liabilities and obligations, now existing or hereafter arising, owing from any Credit Party to any Lender





                                       2
                 or any affiliate of a Lender arising under interest rate protection agreements, foreign currency exchange, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

                 4. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

                          (a) Certificates. Such Pledgor shall deliver to the Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of such Pledgor, all other certificates and instruments constituting Pledged Collateral of such Pledgor. Prior to delivery to the Agent, all such certificates and instruments constituting Pledged Collateral of such Pledgor shall be held in trust by such Pledgor for the benefit of the Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, in form provided in Schedule 2 attached hereto.

                          (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank in the form provided in Schedule 2, to be held by the Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

                          (c) Financing Statements. Such Pledgor shall execute and deliver to the Agent such UCC financing statements as may be reasonably requested by the Agent in order to perfect and protect the security interest created hereby in the pledged Collateral of such Pledgor.





                                       3

                 5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated:

                          (a) Authorization of Pledged Shares. The Pledged Shares of such Pledgor are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

                          (b)     Title.  Such Pledgor has good and
                 indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, except for the security interest created by this Pledge Agreement and other Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the Commonwealth of Virginia (the "UCC") with respect to the Pledged Shares of such Pledgor.

                          (c) Exercising of Rights. The exercise by the Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting such Pledgor or any of its Property.

                          (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Stock of such Pledgor is required either (i) for the pledge made by such Pledgor or for the granting of the security interest by such Pledgor pursuant to this Pledge Agreement; or (ii) for the exercise by the Agent of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

                          (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Agent for the benefit of the Lenders, in the Pledged Collateral of such Pledgor. The taking possession by the Agent of the certificates representing the Pledged Shares of such Pledgor and all other certificates and instruments constituting Pledged Collateral of such Pledgor will perfect and establish the first priority of the Agent's security interest in the Pledged Shares of such Pledgor and in all other Pledged Collateral of such Pledgor represented by such Pledged Shares and instruments securing the Secured Obligations. Except as set forth in this Section 5(e), no





                                       4
                 action is necessary to perfect or otherwise protect such security interest.

                 6. Covenants. Each Pledgor hereby covenants, that so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated, such Pledgor shall:

                          (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Agent, for the benefit of the Lenders, pursuant to this Pledge Agreement.

                          (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral of such Pledgor free from all Liens, except for those created hereunder and the security interest created hereby and except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement.

                          (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Agent may reasonably request in order to
                 (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor; (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Agent, delivering to the Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

                          (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

                          (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.





                                       5

                 7.       Rights of the Agent.

                          (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Agent and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                                        (i)     to demand, collect, settle,
                          compromise, adjust, give discharges and releases, all as the Agent may reasonably determine;

                                        (ii)    to commence and prosecute any
                          actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

                                        (iii)   to defend, settle or compromise
                          any action brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

                                        (iv)    to pay or discharge taxes,
                          liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

                                        (v)     to direct any parties liable
                          for any payment under any of the Pledged Collateral of such Pledgor to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct;

                                        (vi)    to receive payment of and
                          receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                                        (vii)   to sign and endorse any drafts,
                          assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                                        (viii)  to settle, compromise or adjust
                          any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem reasonably appropriate; and

                                        (ix)    to exchange any of the Pledged
                          Collateral of such Pledgor or other property upon any





                                       6
                          merger, consolidation, reorganization,
                          recapitalization or other readjustment of the issuer thereof and in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any depository, transfer agent, registrar or other designated agency upon such terms as the Agent may determine.

                                        (x)     to do and perform all such
                          other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

                 This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

                          (b) Performance by the Agent of Pledgor's Obligations. If any Pledgor fails to perform any agreement or obligation contained herein, after the occurrence and during the continuance of an Event of Default, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 11 hereof.

                          (c) Assignment by the Agent. To the extent permitted under the Credit Agreement, the Agent may from time to time assign the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Pledge Agreement in relation thereto.

                          (d) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each Pledgor shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender &of it to such Pledgor. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged





                                       7

                 Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                          (e)     Voting Rights in Respect of the Pledged
                 Collateral.

                                        (i)     So long as no Event of Default
                          (as defined herein) shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement;

                                        (ii)    Upon the occurrence and during
                          the continuance of an Event of Default, upon written notice from the Agent, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights.

                          (f) Dividend Rights in Respect of the Pledged Collateral.

                                        (i)     So long as no Event of Default
                          shall have occurred and be continuing and subject to
                          Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral of such Pledgor which are addressed hereinabove) or interest paid in respect of the Pledged Collateral of such Pledgor to the extent they are allowed under the Credit Agreement.

                                        (ii)    Upon the occurrence and during
                          the continuance of an Event of Default:

                                        (A)     all rights of a Pledgor to
                          receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon be vested in the Agent which shall thereupon have the





                                       8
                          sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                                        (B)     all dividends and interest
                          payments which are received by such Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received, to be held by the Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

                          (g) Release of Pledged Collateral. The Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien, security interest, pledge and charge on all Pledged Collateral not expressly released or substituted when any of the Secured Obligations remain outstanding with respect to the Lenders.

                 8. Advances by Lenders. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate provided in Section 3.1 of the Credit Agreement. No such performance of any covenant or agreement by the Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement or the other Credit Documents. The Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a



                                       9
                                     E-192

Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

                 9.       Events of Default.       The occurrence of an Event
of Default under and as defined in the Credit Agreement shall be an Event of Default hereunder ("Event of Default").

                 10. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                          (a) Rights and Remedies. The Agent may exercise in respect of the Pledged Collateral of any Pledgor, in addition to other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party on default under the UCC or any other applicable law.

                          (b) Sale of Pledged Collateral. Without limiting the generality of this Section and without notice (except as provided below), the Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, shall be personally served on or mailed, postage prepaid, to such Pledgor in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 days before time of such sale. The Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                          (c) Private Sale. The Pledgors recognize that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have





                                       10
                 been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale per se shall not be deemed to have been made in a commercially unreasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933) shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Agent or any Lender may, in such event, bid for the purchase of such securities.

                          (d) Retention of Pledged Collateral. The Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

                          (e) Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Pledged Collateral, when received by the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in such order and manner as set forth in Section 3.15(c) of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds notwithstanding any entry to the contrary upon any of its books and records. The Pledgors shall remain liable to the Lenders for any deficiency.

                          (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate provided in Section 3.1 of the Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations





                                       11
                 shall be returned to the appropriate Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

                 11. Costs of Counsel. If at any time hereafter, after the occurrence and during the continuance of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral of any Pledgor or exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral, then the Pledgors agree to promptly pay upon demand any and all such reasonable costs and expenses of the Agent and the Lenders, all of which costs and expenses shall constitute Secured Obligations hereunder.

                 12. Continuing Agreement. This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Upon such termination of this Pledge Agreement, the Lenders shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

                 13. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

                 14. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the Agent. To the fullest extent permitted by law, each Pledgor hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except for any liability arising from the negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

                 15. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 11.1 of the Credit Agreement.





                                       12

                 16. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

                 17. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

                 18. Governing Law; Submission to Jurisdiction; Venue.

                          (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Pledge Agreement, each of the Pledgors hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Pledgors further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

                          (b) Each of the Pledgors hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                          (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT AND EACH OF THE PLEDGORS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING





                                       13

                 TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED
                 HEREBY.

                 19. Severability. If any provision of any of the Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

                 20. Entirety. This Pledge Agreement and the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

                 21. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement and the other Credit Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

                 22. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by Property other than the Collateral (including, without limitation, real property and securities owned by an Pledgor), or by a guarantee, endorsement or Property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Secured Obligations under this Pledge Agreement or under any other of the Credit Documents.

                 23. Joint and Several Obligations of Pledgors. All payment obligations of the Pledgors hereunder shall be joint and several.

                 24. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.



                  [remainder of page intentionally left blank]





                                       14

                 Each of the Pledgors has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

BORROWER:
                                      GENICOM CORPORATION


                                      By
                                        -----------------------------

                                      Title
                                           --------------------------


GUARANTORS:

                                      GENICOM INTERNATIONAL HOLDINGS CORPORATION


                                      By
                                        -----------------------------

                                      Title
                                           --------------------------


                                      GENICOM INTERNATIONAL SALES CORPORATION


                                      By
                                        -----------------------------

                                      Title
                                           --------------------------


                                      DELMARVA TECHNOLOGIES CORPORATION


                                      By
                                        -----------------------------

                                      Title
                                           --------------------------


                                      RASTEK CORPORATION


                                      By
                                        -----------------------------

                                      Title
                                           --------------------------


                                        [Signatures continued]





                                       15

                                      ENTERPRISING SERVICE SOLUTIONS CORPORATION


                                      By
                                        ----------------------------

                                      Title
                                           -------------------------


                                      PRINTER SYSTEMS CORPORATION


                                      By
                                        ----------------------------

                                      Title
                                           -------------------------


                                      THE PRINTER CONNECTION, INC.


                                      By
                                        ----------------------------

                                      Title
                                           -------------------------


                                      PRINTER SYSTEMS INTERNATIONAL, LTD.


                                      By
                                        ----------------------------

                                      Title
                                           -------------------------

         Accepted and agreed to as of the date first above written.

                                      NATIONSBANK OF TEXAS, N.A.


                                      By
                                        ----------------------------
                                      Title:






                                       16

                                   Schedule 1
                              to Pledge Agreement



NAME OF PLEDGOR
                -------------

                                                                                                Certificate
Name of Subsidiary                               Number of Shares                                 Number
------------------                               ----------------                               ----------





NAME OF PLEDGOR
                -------------

                                                                                                Certificate
Name of Subsidiary                               Number of Shares                                 Number
------------------                               ----------------                               ----------





                                       17

                                 SCHEDULE 1.1E

                           FORM OF SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of January 12, 1996, made by GENICOM CORPORATION, a Delaware corporation (the "Borrower"), THE GUARANTORS FROM TIME TO TIME PARTY HERETO (each a "Guarantor", and collectively the "Guarantors", and together with the Borrower, each an "Obligor", and collectively the "Obligors") and NATIONSBANK OF TEXAS, N.A., in its capacity as agent (the "Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").


                                    RECITALS

         WHEREAS, pursuant to the Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement") among the Borrower, the Guarantors, the Lenders (the "Lenders") and the Agent, the Lenders have agreed to provide the Borrower with a $75,000,000 credit facility; and

         WHEREAS, the Lenders have required, as a condition precedent to their entering into the Credit Agreement and making extensions of credit to or for the account of the Borrower thereunder, that the Obligors secure their respective obligations under the Credit Agreement and the other Credit Documents in accordance with the terms of this Security Agreement.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement. All terms used in this Security Agreement that are defined in the Uniform Commercial Code in effect in the Commonwealth of Virginia (the "UCC") and which are not otherwise defined herein shall have the meanings set forth therein.

         2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations (as defined in Section 3 hereof), each Obligor hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or





                                       1
owned, acquired, or arising hereafter (collectively, the "Collateral"):

                  (a) All equipment, including, without limitation, all vehicles, machinery, tools, furniture, furnishings, office equipment and trade fixtures;

                 (b) All accounts and receivables and all goods represented by or securing accounts and receivables, including, without limitation, all rents and tenant payments, if any;

                 (c) All inventory, including, without limitation, all raw materials, all work in process and all goods held by the Borrower for sale or lease;

                 (d) All contract rights, including, without limitation, all rights under management agreements, tax sharing agreements and lease agreements and all rights to payment of money, tax refunds and insurance proceeds;

                 (e)      All other general intangibles;

                 (f) All instruments, documents, chattel paper, securities, policies and certificates of insurance, deposits, cash or other goods;

                 (g) All books, records, files, computer software and other writings or evidence of each Obligor's business;

                 (h) All licenses, patents, patent applications, trademarks, trademark applications, tradenames, copyrights, assumed names, service marks and service mark applications (collectively, the "Intellectual Property");

                 (i) All other personal property of any kind or type whatsoever owned by an Obligor;

                 (j) All accessions and additions to, and substitutions and replacements of, any and all of the foregoing, whether now existing or hereafter arising; and

                 (k) All proceeds and products of the foregoing and all insurance relating to the foregoing collateral and all proceeds thereof (including, without limitation, insurance proceeds payable on account of business interruption), whether now existing or hereafter arising.

         3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Secured Obligations"):





                                       2

                 (a) (i) In the case of the Borrower, the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Security Agreement and the other Credit Documents to which the Borrower is a party; or

                 (ii) In the case of any Obligor which is a Guarantor, the prompt performance and observance by such Guarantor of all obligations of such Guarantor under the Credit Agreement, this Security Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, its guaranty obligations arising under
         Section 4 of the Credit Agreement;

                 (b) All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Credit Party to any Lender or the Agent, arising under the Credit Documents, whether primary, secondary, direct, contingent, or joint and several; and

                 (c) All liabilities and obligations, now existing or hereafter arising, owing from any Credit Party to any Lender or any affiliate of a Lender arising under interest rate protection agreements, foreign currency exchange, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

         4. Representations and Warranties. Each Obligor hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated:

                 (a) Chief Executive Office; Books & Records. Such Obligor's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on
         Schedule 1 attached hereto and such Obligor keeps its books and records at such locations.

                 (b) Type and Location of Collateral. The type of Collateral owned by such Obligor, each location of Collateral owned by such Obligor having an aggregate book value at such location of $100,000 or more and the owner of each such location is as shown on Schedule 2 attached hereto.

                 (c) Ownership. Such Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. Such Obligor's legal name is as shown in this Security Agreement and no Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in





                                       3
         structure or used any tradename except as set forth in Schedule 3 hereto.

                 (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Agent, for the benefit of the Lenders, in the Collateral of such Obligor and, when properly perfected, shall constitute a valid perfected security interest in such Collateral, free and clear of all Liens except for Permitted Liens.

                 (e) Receivables. (i) Each receivable of such Obligor and the papers and documents relating thereto are genuine and in all respects what they purport to be, (ii) in the case of each receivable of such Obligor which is an account receivable, each receivable arises out of
         (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered (or, in accordance with the applicable contract with the account debtor, to be rendered) by such Obligor to, the account debtor named therein, (iii) no receivable of such Obligor of $50,000 or more is evidenced by any instrument or chattel paper unless such instrument or chattel paper has been theretofore endorsed over and delivered to the Agent and (iv) no surety bond was required or given in connection with any receivables of such Obligor or the contracts or purchase orders out of which they arose.

                 (f) Inventory. No inventory is held by such Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

                 (g) Intellectual Property. With regard to the Collateral of such Obligor consisting of Intellectual Property, (i) such Obligor is the present owner of the entire right, title and interest in and to such Collateral and has good and indefeasible title thereto with the rights of use free and clear of the infringement of the rights of others, (ii) the patents listed on Schedule 4 constitute all of the registrations and applications for the patents owned by such Obligor,
         (iii) the trademarks listed on Schedule 5 constitute all of the registrations and applications for the trademarks owned by such Obligor, (iv) such Obligor has not and will not make any assignment or agreement in conflict with the security interest in the Intellectual Property of such Obligor hereunder and (v) all applications pertaining to Intellectual Property of such Obligor have been duly and properly filed, and all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.

         5. Covenants. Each Obligor covenants that, so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall





                                       4
                                     E-204
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remain outstanding, and until all of the Commitments thereunder shall have terminated, such Obligor shall:

                 (a) Other Liens. Defend the Collateral of such Obligor against the claims and demands of all other parties claiming an interest therein, keep such Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of such Collateral or any interest therein, except in the ordinary course of business and except as permitted under the Credit Agreement.

                 (b) Preservation of Collateral. Keep the Collateral of such Obligor in good order, condition and repair and not use such Collateral in violation of the provisions of this Security Agreement or any other agreement relating to such Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance;

                 (c) Change in Location. Keep such Obligor's chief executive office and chief place of business (as well as its books and records) at the locations set forth on Schedule 1 and keep Collateral of such Obligor having a book value of $100,000 or more, individually or in the aggregate, at the locations set forth for such Obligor on
         Schedule 2.

                 (d) Inspection. Upon reasonable notice, and during reasonable hours, at all times allow the Agent or its representatives to visit and inspect the Collateral of such Obligor and the books and records relating thereto and otherwise cooperate with and promptly respond to the reasonable requests of the Agent or its representatives with respect thereto.

                 (e) Perfection of Security Interest. Execute and deliver to the Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Agent may reasonably request) and do all such other things as the Agent may reasonably deem necessary or appropriate (i) to assure to the Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to patents and patent applications, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 6 hereto, and (C) with regard to trademarks and trademark applications, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in





                                       5
         the form of Schedule 7 hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Agent of its rights and interests hereunder. To that end, each Obligor agrees that the Agent may file one or more financing statements disclosing the Agent's security interest in any or all of the Collateral of such Obligor without, to the extent permitted by law, such Obligor's signature thereon, and further each Obligor also hereby irrevocably makes, constitutes and appoints the Agent, its nominee or any other person whom the Agent may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent wherever the Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than Virginia becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Agent, then the Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of an Obligor's agents and the Agent so requests, such Obligor agrees to notify such agents in writing of the Agent's security interest therein and, upon the Agent's request, instruct them to hold all such Collateral for the Lenders' account and subject to the Agent's instructions. Each Obligor agrees to mark its books and records to reflect the security interest of the Agent in the Collateral.

                 (f) Payment of Taxes and Charges. Pay promptly when due all taxes, assessments, and governmental charges and levies upon or against the Collateral of such Obligor in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the





                                       6
         same are being contested in good faith by appropriate proceedings.

                 (g) Treatment of Receivables. Not grant or extend the time for payment of any receivable, or compromise or settle any receivable for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of such Obligor's business.

                 (h) Actions Regarding Intellectual Property. Not take or fail to take any action, nor permit any action to be taken by others that are subject to such Obligor's control which would affect the validity and enforcement of the Intellectual Property of such Obligor, or impair the value of such Intellectual Property.

                 (i) New Patents and Trademarks. Promptly after each annual delivery to the Agent pursuant to Section 7.1(k) of the Credit Agreement of a listing of new registration numbers for patents, trademarks, service marks, tradenames and copyrights awarded to any Obligor, a duly executed amendment or modification to the Notice of Security Interest in Patents and/or the Notice of Security Interest in Trademarks, as applicable, or such other duly executed documents as the Agent may request in a form acceptable to counsel for the Agent and suitable for recording to evidence the security interest in the patent or trademark which is the subject of such new application to the Agent as provided in Section 2 hereof, and subject to all the terms hereof.

                 (j) Insurance. Insure the Collateral of such Obligor as set forth in the Credit Agreement. In case of any material loss, damage to or destruction of the Collateral of any Obligor or any part thereof, such Obligor shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral of any Obligor or any part thereof, such Obligor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Obligor's cost and expense, will promptly repair or replace the Collateral of such Obligor so lost, damaged or destroyed; provided, however, that such Obligor need not repair or replace the Collateral of such Obligor so lost, damaged or destroyed to the extent the failure to make such repair or replacement (i) is desirable to the proper conduct of the business of such Obligor in the ordinary course and otherwise in the best interest of such Obligor and (ii) would not materially impair the rights and benefits of the Agent or the Lenders under this Security Agreement or any other Credit Document. In the event an Obligor shall receive any proceeds of such





                                       7
         insurance in a net amount in excess of $1,000,000, such Obligor will immediately pay over such proceeds to the Agent, for payment on the Secured Obligations; provided, however, that the Agent agrees to release such insurance proceeds to such Obligor for replacement or restoration of the portion of the Collateral of such Obligor lost, damaged or destroyed if, but only if, (A) no Default or Event of Default shall have occurred and be continuing at the time of release,
         (B) written application for such release is received by the Agent from such Obligor within 30 days of receipt of such proceeds and (C) the Agent has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds. All insurance proceeds shall be subject to the security interest of the Agent hereunder.

         6. Advances by Lenders. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors immediately without notice or demand, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate provided in Section 3.1 of the Credit Agreement. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or the other Credit Documents. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim.

         7. Events of Default. The occurrence of an Event of Default under and as defined in the Credit Agreement shall be an Event of Default hereunder (an "Event of Default").


         8.      Remedies.

                 (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Lenders





                                       8
         shall have, in addition to the rights and remedies provided herein, in the Credit Documents or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral) the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral,
         (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Agent at the expense of the Obligors any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law (except as provided below), all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Agent and the Lenders with respect to the Secured Obligations, the Obligors shall pay the Agent and each of the Lenders all reasonable costs and expenses incurred by the Agent or any such Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Agent or the Lenders or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to such Obligor in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, the Agent or any Lender may be a purchaser at any such sale. Subject to





                                       9
         the provisions of applicable law, the Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Agent and the Lenders may further postpone such sale by announcement made at such time and place.

                 (b) Remedies relating to Receivables. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Agent has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon request of the Agent instruct all account debtors to remit all payments in respect of the receivables to a mailing location selected by the Agent and (ii) the Agent or its designee may notify any Obligor's customers and account debtors that the receivables of such Obligor have been assigned to the Agent or of the Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on receivables, and, in the Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lenders in the receivables. Each Obligor acknowledges and agrees that the proceeds of its receivables remitted to or on behalf of the Agent in accordance with the provisions hereof shall be solely for the Agent's own convenience and that such Obligor shall not have any right, title or interest in such accounts or in any such other amounts except as expressly provided herein. The Agent and the Lenders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Agent or the Lenders because of the maintenance of the foregoing arrangements except as relating to or arising out of the negligence or willful misconduct of the Agent or a Lender or its officers, employees or agents.

                 (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Agent, and use the





                                       10
         same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

                 (d) Nonexclusive Nature of Remedies. Failure by the Agent or the Lenders to exercise any right, remedy or option under this Agreement or any other Credit Document or as provided by law, or any delay by the Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Agent, the Lenders, nor any party acting as attorney for the Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their negligence or willful misconduct hereunder. The rights and remedies of the Agents and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have.

         9. Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default, subject to other provisions hereof:

                   (i) demand, collect, settle, compromise, adjust, give discharges and releases, all as the Agent may determine;

                  (ii) commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                 (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Agent may deem appropriate;

                  (iv) receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing





                                       11
         payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

                   (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Bank were the absolute owner thereof for all purposes;

                  (vi) adjust and settle claims under any insurance policy relating thereto;

                 (vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

               (viii) institute any foreclosure proceedings that the Agent may deem appropriate; and

               (ix) do and perform all such other acts and things as the Agent may deem to be necessary, proper or convenient in connection with the Collateral.

This Power of Attorney is coupled with an interest and is irrevocable until the Secured Obligations have been fully satisfied and the Commitments relating thereto terminated.

         10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in such order and manner as set forth in Section 3.15(c) of the Credit Agreement, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records. The Obligors shall remain liable to the Lenders for any deficiency.

         11. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or





                                       12
consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable costs and expenses of the Agent or the Lenders, all of which costs and expenses shall constitute Secured Obligations hereunder.

         12. Continuing Agreement. This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Upon such termination of this Security Agreement, the Lenders shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

         13. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

         14. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of the Agent. To the fullest extent permitted by law, each Obligor hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

         15. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

         16. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.





                                       13

         17. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

         18. Governing Law; Submission to Jurisdiction; Venue.

                 (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Security Agreement, each of the Obligors hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Obligors further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Obligor in any other jurisdiction.

                 (b) Each of the Obligors hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                 (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT AND EACH OF THE OBLIGORS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         19. Severability. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be





                                       14
construed without giving effect to the illegal, invalid or unenforceable provisions.

         20. Entirety. This Security Agreement and the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         21. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the other Credit Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

         22. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by Property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or Property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Secured Obligations under this Security Agreement or under any other of the Credit Documents.

         23. Joint and Several Obligations of Obligors. All payment obligations of the Obligors hereunder shall be joint and several.

         24. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.





                                       15

         Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:
                                  GENICOM CORPORATION


                                  By
                                    -----------------------------

                                  Title
                                       --------------------------


GUARANTORS:

                                  GENICOM INTERNATIONAL HOLDINGS CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  GENICOM INTERNATIONAL SALES CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  DELMARVA TECHNOLOGIES CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  RASTEK CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                    [Signatures continued]





                                       16

                                  ENTERPRISING SERVICE SOLUTIONS CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  PRINTER SYSTEMS CORPORATION


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  THE PRINTER CONNECTION, INC.


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


                                  PRINTER SYSTEMS INTERNATIONAL, LTD.


                                  By
                                    ----------------------------

                                  Title
                                       -------------------------


          Accepted and agreed to as of the date first above written.

                                  NATIONSBANK OF TEXAS, N.A.


                                  By
                                     --------------------------
                                  Title:





                                       17

                                   SCHEDULE 1
                             to Security Agreement


                            CHIEF EXECUTIVE OFFICES





                                       18

                                   SCHEDULE 2
                             to Security Agreement


                        TYPE AND LOCATIONS OF COLLATERAL





                                       19

                                  SCHEDULE 3
                             to Security Agreement


                  MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE
                              OR USE OF TRADENAMES





                                       20

                                   SCHEDULE 4
                                       to
                               Security Agreement
                          dated as of January 12, 1996
                    in favor of NationsBank of Texas, N.A.,
                                    as Agent

               Specific Patents and Patent Applications Assigned
                                (Not Inclusive)





                                       21

                                   SCHEDULE 5
                                       to
                               Security Agreement
                          dated as of January 12, 1996
                    in favor of NationsBank of Texas, N.A.,
                                    as Agent

            Specific Trademarks and Trademark Applications Assigned
                                (Not Inclusive)





                                       22

                                   SCHEDULE 6
                                       to
                               Security Agreement
                          dated as of January 12, 1996
                    in favor of NationsBank of Texas, N.A.,
                                    as Agent

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                    PATENTS


United States Patent and Trademark Office

Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of January 12, 1996 (the "Security Agreement") by and among the Obligors party thereto (each and "Obligor" and collectively, the "Obligors") and NationsBank of Texas, N.A., as Agent (the "Agent") for the lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Agent for the ratable benefit of the Lenders:

                                   PATENTS
-------------------------------------------------------------------------------

Patent No.


                             Patent Applications
-------------------------------------------------------------------------------

Patent Applications No.





                                       23

The assignment of and security interest in the attached Patents and Patent Applications can be terminated only in accordance with the terms of the Security Agreement.

                                              Very truly yours,

                                              ----------------------------------
                                              [Obligor]

                                              By
                                                 -------------------------------
                                              Title:

Acknowledged and Accepted:

NATIONSBANK OF TEXAS, N.A.
   Agent


By
   ---------------------------
Title:





                                       24

STATE OF
         ----------------------

COUNTY OF
          ---------------------


        I, ___________________________________, a Notary Public of the County
and State aforesaid, certify that __________________, personally came before me this day and acknowledged that (s)he is ____________Secretary of ___________________________, a _______________________ corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _________ President, sealed with its corporate seal and attested by _________________ as its ________________
Secretary.

        WITNESS my hand and official stamp or seal, this _____ day of ___________, 199_.


                                               ---------------------------------
                                                          Notary Public
My Commission Expires:

----------------------
    (Notary Seal)





                                       25

STATE OF
         ----------------------

COUNTY OF
          ---------------------

        I, ___________________________________, a Notary Public of the County
and State aforesaid, certify that __________________, personally came before me this day and acknowledged that (s)he is _________ NationsBank of Texas, N.A., a national banking association, and that by authority duly given and as the act of the association, the foregoing instrument was signed in its name by its _________ Vice President, sealed with its bank seal and attested by
_________________ as its ________________ Secretary.

        WITNESS my hand and official stamp or seal, this _____ day of ___________, 199_.



                                               ---------------------------------
                                                          Notary Public


My Commission Expires:


----------------------
    (Notary Seal)





                                       26

                                   SCHEDULE 7

                                       to

                               Security Agreement

                          dated as of January 12, 1996

                    in favor of NationsBank of Texas, N.A.,

                                    as Agent

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS


United States Patent and Trademark Office

Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of January 12, 1996 (the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and NationsBank of Texas, N.A., as Agent (the "Agent") for the lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Agent for the ratable benefit of the Lenders:

                           TRADEMARKS
-------------------------------------


Trademark No.


                     Trademark Applications
-------------------------------------------

Trademark Applications No.





                                       27

The assignment of and security interest in the attached Trademarks and Trademark Applications can be terminated only in accordance with the terms of the Security Agreement.

                                                Very truly yours,

                                                --------------------------------
                                                [Obligor]

                                                By
                                                   -----------------------------
                                                Title:

Acknowledged and Accepted:

NATIONSBANK OF TEXAS, N.A.
   Agent


By
   -------------------------------
Title:





                                       28

STATE OF
         ----------------------

COUNTY OF
          ---------------------


        I, ___________________________________, a Notary Public of the County
and State aforesaid, certify that __________________, personally came before me this day and acknowledged that (s)he is ____________Secretary of ___________________________, a _______________________ corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _________ President, sealed with its corporate seal and attested by _________________ as its ________________
Secretary.

        WITNESS my hand and official stamp or seal, this _____ day of ___________, 199_.

                                               ---------------------------------
                                                         Notary Public

My Commission Expires:


----------------------
    (Notary Seal)





                                       29

STATE OF
         ----------------------

COUNTY OF
          ---------------------


        I, ___________________________________, a Notary Public of the County
and State aforesaid, certify that __________________, personally came before me this day and acknowledged that (s)he is _________ NationsBank of Texas, N.A., a national banking association, and that by authority duly given and as the act of the association, the foregoing instrument was signed in its name by its _________ Vice President, sealed with its bank seal and attested by
_________________ as its ________________ Secretary.

        WITNESS my hand and official stamp or seal, this _____ day of ___________, 199_.


                                               ---------------------------------
                                                          Notary Public


My Commission Expires:

----------------------
    (Notary Seal)





                                       30

                                SCHEDULE 1.1F-1

             FORM OF U.K. SECURITY AGREEMENT - GENICOM CORPORATION





                              GENICOM CORPORATION


                                    - and -


                           NATIONSBANK OF TEXAS, N.A.





                                   DEBENTURE





                                Berwin Leighton
                                 Adelaide House
                                 London Bridge
                                London  EC4R 9HA
                              Ref: majn/m985/2/c4





                                       31

                               TABLE OF CONTENTS



1. INTERPRETATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2. COVENANT TO PAY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
3. FIXED SECURITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
4. CONTINUING SECURITY, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
5. REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
6. GENERAL UNDERTAKINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
7. WHEN SECURITY BECOMES ENFORCEABLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
8. ENFORCEMENT OF SECURITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
9. RECEIVER   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
10. APPLICATION OF PROCEEDS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
11. NO LIABILITY AS MORTGAGEE IN POSSESSION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
12. PROTECTION OF THIRD PARTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
13. EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
14. DELEGATION BY AGENT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
15. FURTHER ASSURANCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
16. REDEMPTION OF PRIOR SECURITY INTERESTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
17. POWER OF ATTORNEY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
18. NEW ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
19. COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
20. WAIVERS AND REMEDIES AND PARTIAL INVALIDITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
21. AMENDMENTS; WAIVERS; MODIFICATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
22. SUCCESSORS IN INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
23. NOTICES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
24. H.M. LAND REGISTRY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
25. RIGHTS OF REQUIRED LENDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
26. COVENANT TO RELEASE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
27. GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
28. JURISDICTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18





                                       1

THIS DEBENTURE is made the 12th day of January 1996

BETWEEN:

1. GENICOM CORPORATION, a Delaware corporation (the "BORROWER") of 14800 Conference Center Drive, Suite 400, Westfields, Chantilly, Virginia 22021-3806 United States of America; and

2. NATIONSBANK OF TEXAS, N.A. in its capacity as agent for the lenders (the "LENDERS") from time to time party to the Credit Agreement described below (the "AGENT") acting through its office at 901 Main Street, Floor 67, Dallas, Texas 75202 United States of America.

NOW THIS DEED WITNESSETH as follows:

1.            INTERPRETATION

1.1           Definitions

              In this Deed:

              "CREDIT AGREEMENT" means the credit agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time) among the Borrower, the Lenders, the Agent and the other parties thereto;

              "DEBTS" has the meaning given in Clause 3.1(iv);

              "DEFAULT RATE" means, in relation to any outstanding amount owed by the Borrower, the default rate of interest provided for by the terms of Section 3.1 of the Credit Agreement;

              "INSURANCES" means all contracts and policies of insurance of whatever nature which are from time to time taken out by or on behalf of the Borrower or (to the extent of such interest) in which the Borrower has an interest, in each case, which could relate to, or have any bearing on, any property owned by the Borrower situate in England and Wales, any proceeds thereof, all rights to demand the same and the debts represented thereby;

              "MORTGAGED PROPERTY" means any freehold or leasehold property for the time being comprised in the definition of "Security Assets";

              "PREMISES" means all buildings and erections for the time being comprised within the definition of "Security Assets";

              "RECEIVER" means a receiver and manager, a receiver or manager appointed under this Deed and, as the context permits, shall include an administrative receiver as defined in the Insolvency Act 1986;

              "SECURED OBLIGATIONS" means:

              (a) the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, the Security Agreement and the other Credit Documents to which the Borrower is a party (including this Deed);






                                       1

              (b) all other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Credit Party to any Lender or the Agent, arising under the Credit Documents, whether primary, secondary, direct, contingent, or joint and several; and

              (c) all liabilities and obligations, now existing or hereafter arising, owing from any Credit Party to any Lender or any affiliate of a Lender arising under interest rate protection agreements, foreign currency exchange, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements;

              "SECURITY ASSETS" means, subject as herein provided, all property assets and undertaking of the Borrower which are expressed to be the subject of any Security Interest created hereby or pursuant hereto;

              "SECURITY INTEREST" means any mortgage, pledge, lien, charge, security assignment, hypothecation, security trust or security interest;

              "SECURITY PERIOD" means the period beginning on the date hereof and ending on the date upon which all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full and no more may arise on the terms of the Credit Documents and the Security Interests hereby created have been unconditionally and irrevocably released and discharged.

1.2           Construction

1.2.1 In this Deed unless the contrary intention appears, a reference to:

              a "CLAUSE" or a "SCHEDULE" is a reference to a clause hereof or a schedule hereto;

              a "PERSON" shall be construed as a reference to an individual, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

              a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental body, agency, department or regulatory, self-regulatory or other authority or organisation;

1.2.2 As used herein, "INCLUDING" and "IN PARTICULAR" shall be construed as not limiting any general words or expressions in connection with which it is used.

1.2.3 The index to and the headings in this Deed are for convenience only and are to be ignored in construing this Deed.

1.3           Terms defined elsewhere






                                       2

              Save as expressly herein defined or where the context otherwise requires, terms defined and expressions and references construed in the Credit Agreement or, if not defined in the Credit Agreement, the Security Agreement (as defined in the Credit Agreement) shall have the same meanings and construction herein.

1.4           Law of Property (Miscellaneous Provisions) Act 1989

              The terms of any other agreement, documents and side letters between the parties hereto are incorporated herein to the extent required for any purported disposition of the Mortgaged Property contained herein to be a valid disposition in accordance with
              Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

1.5           Obligations of the Borrower

              Any obligation of the Borrower hereunder to do something shall include an obligation to procure that the same is done and any obligation not to do something shall include an obligation not to permit, suffer or allow the same to be done.

1.6           Deed

              It is intended by the parties hereto that this document shall take effect as a deed notwithstanding the fact that the Agent may only execute this document under hand.

2.            COVENANT TO PAY

              The Borrower hereby as primary obligor covenants with the Agent that it will pay or discharge the Secured Obligations on the due date(s) therefor. Any amount not paid hereunder when due shall bear interest (as well after as before judgment, payable on demand and compounded monthly) at the relevant Default Rate from the due date until the date such amount is unconditionally and irrevocably paid and discharged in full.

3.            FIXED SECURITY

3.1           Grant of fixed security

              The Borrower with full title guarantee, as security for the payment of all Secured Obligations (whether now existing or hereafter incurred):

              3.1.0.0(i)          charges in favour of the Agent (in its
                                  capacity as agent for the Lenders from time to time party to the Credit Agreement) by way of a first legal mortgage all estates and interests in any freehold or leasehold property in England and Wales now belonging to it together with all buildings thereon, the proceeds of sale of all or any part thereof and the benefit of any covenants for title given or entered into by any predecessor in title of the Borrower and any moneys paid or payable in respect of such covenants;

              3.1.0.0(ii)         charges to the Agent (in its capacity, as
                                  aforesaid) by way of first fixed charge all plant and machinery situate in





                                       3

                                  England and Wales now or in the future owned by the Borrower and its interest in any plant or machinery in its possession;

              3.1.0.0(iii)        assigns to the Agent (in its capacity, as
                                  aforesaid) by way of first ranking absolute assignment (subject to the proviso hereinafter contained) all of the Insurances;

              3.1.0.0(iv)         assigns to the Agent (in its capacity, as
                                  aforesaid) by way of first ranking absolute assignment (subject to the proviso hereinafter contained) all of the Borrower's present and future book and other debts, the proceeds of and the right to demand the same and all other moneys due and owing to the Borrower or which may become due and owing to it at any time in the future, in each case, the original underlying debt of which, relates in any way to England and Wales, and the benefit of all rights, securities and guarantees of any nature whatsoever now or at any time enjoyed or held by it in relation to any of the foregoing ("DEBTS").

3.2           Proviso for reassignment

              The assignments by the Borrower in Clause 3.1 are subject to the proviso that following the end of the Security Period the Agent shall reassign to the Borrower or other person entitled thereto (without recourse or warranty and at the Borrower's expense) the subject matter of those assignments or, as the case may be, the balance thereof or other property or assets representing the same.

3.3           Floating charge

              The Borrower with full title guarantee, as security for the payment and performance of the Secured Obligations, charges in favour of the Agent (in its capacity, as aforesaid) by way of first floating charge all its undertaking and assets in England and Wales whatsoever and wheresoever both present and future not otherwise effectively mortgaged, charged by way of fixed charge, or assigned by this Deed.

3.4           Conversion of floating charges

3.4.1 The Agent by notice to the Borrower may convert the floating charge hereby created into a specific charge as regards all or any of the Borrower's assets specified in the notice if:

              3.4.1.0()(a)        any Event of Default has occurred and is
                                  continuing; or

              3.4.1.0()(b)        the Agent considers such assets to be in
                                  danger of being seized or sold under any form of distress, attachment, execution or other legal process or to be otherwise in jeopardy.

3.4.2 The floating charge hereby created shall (in addition to the circumstances in which the same will occur under general law) automatically be converted into a fixed charge:





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              3.4.2.0(i)          on the appointment of a trustee in
                                  bankruptcy, liquidator or similar officer to the Borrower; or

              3.4.2.0(ii)         on the making of any order or the passing of
                                  any resolution of the Borrower for the
                                  liquidation, winding-up or dissolution of the Borrower; or

              3.4.2.0(iii)        on the appointment by the Agent of a Receiver
                                  or Receivers of the whole or any part of the Security Assets.

3.4.3 Service by the Agent of a notice pursuant to Clause 3.4.1 in relation to any class of the Borrower's assets shall not be construed as a waiver or abandonment of the Agent's rights to serve similar notices in respect of any other class of assets or of any other of the rights of the Agent.

4.            CONTINUING SECURITY, ETC.

4.1           Continuing security

              The Security Interests constituted hereby shall be continuing and will extend to the ultimate balance of the Secured Obligations, regardless of any intermediate payment or discharge in whole or in part.

4.2           Preservation of Security

              If for any reason the Security Interests constituted hereby cease to be a continuing security such Security Interests shall remain effective as security in respect of the Secured Obligations at the date of such cessation regardless of any subsequent increase or reduction in the amounts of any sums constituting Secured Obligations.

4.3           Reinstatement

              Where any discharge (whether in respect of the obligations of the Borrower or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of the Borrower under this Deed shall continue as if the discharge or arrangement had not occurred.
              The Agent may concede or compromise any claim that any present security or other disposition is liable to avoidance or restoration.

4.4           Non-merger

              Each part of the security hereby created shall be in addition to and shall not operate so as in any way to prejudice or affect (or be prejudiced or affected by) the security created by any deposit which may already have been or may hereafter be made with the Agent (in whatever branch or office) of any title deeds and documents (whether relating to the Mortgaged Property or otherwise) or by any bill note guarantee mortgage charge pledge or other security or remedy or lien on any property (whether real personal or in action) which the Agent (in whatever branch or office) may now or at any time hereafter hold for or





                                       5
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              in respect of the Secured Obligations to the intent that the security hereby created shall not merge therein nor shall any such security merge herein.

5.            REPRESENTATIONS AND WARRANTIES

              The Borrower hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated:

              5.0.0.0(i)          the Borrower is the legal and beneficial
                                  owner of the Security Assets and has the right to pledge, sell, assign, or transfer the same; and

              5.0.0.0(ii)         this Deed creates a valid security interest
                                  in favour of the Agent, for the benefit of the Lenders, in the Security Assets of the Borrower and, when properly perfected, shall constitute a valid perfected Security
                                  Interest in such Security Assets, free and clear of all Liens except for Permitted
                                  Liens.

6.            GENERAL UNDERTAKINGS

6.1           Duration

              The undertakings in this Clause are given in favour of the Agent (in its capacity, as aforesaid) and shall remain in force throughout the Security Period.

6.2           Negative pledge

              The Borrower shall not create or permit to subsist any Security Interest on any Security Asset except for Permitted Liens.

6.3           Disposals

              The Borrower shall not, either in a single transaction or in a series of transactions, whether related or not and whether voluntarily or involuntarily, sell, transfer, grant or lease or otherwise dispose of, or create any interest in, all or any part of the Security Assets, nor agree to do any of the foregoing, save that:

              6.3.0.0(i)          without prejudice to Clause 6.2 (Negative
                                  pledge), this Clause does not apply to any disposal which constitutes the creation of a Security Interest;

              6.3.0.0(ii)         the Borrower may, subject as herein provided,
                                  pay money to the Agent on account of the Lenders in or towards satisfaction of any of the Secured Obligations; and

              6.3.0.0(iii)        the Borrower may sell, transfer, grant or
                                  lease or otherwise dispose of assets which are the subject of an uncrystallised





                                       6
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                                  floating charge hereunder in the ordinary
                                  course of its business and as permitted under the Credit Agreement.

6.4           Collection of Debts

6.4.1 Unless the Agent otherwise agrees in writing (and then only on such terms and in such manner as the Agent may require) the Borrower shall at all times during the Security Period collect, get in and realise all Debts as soon as reasonably practicable from time to time as the same become receivable by the Borrower, as soon as reasonably practicable pay the proceeds of such getting in and realisation of such Debts into such account as the Agent may from time to time specify in writing to the Borrower (the "DEBT PROCEEDS ACCOUNT"), and hold the proceeds of such getting in and realisation thereof (until payment into the Debt Proceeds Account as hereinafter provided) upon trust for the Agent.

6.4.2 Without prejudice to Clause 15 (Further assurances), the Borrower shall as soon as practicable if and whenever requested by the Agent to do so give notice to any tenants or other debtors of the Borrower as the Agent may specify in respect of any Debts of the existence of the security hereby created in favour of the Agent and irrevocably instruct them to make all payments in respect of the Debts directly to the Agent or to the Debts Proceeds Account, and/or as soon as practicable execute and deliver an absolute legal assignment of any such Debts as the Agent may specify in favour of the Agent (subject to the proviso for reassignment set out in Clause 3.2 (Proviso for reassignment)).

 6.4.3 The Borrower shall not at any time during the Security Period without the prior written consent of the Agent deal with the Debts otherwise than by getting in and realising the same and making payment thereof into the Debt Proceeds Account. Without prejudice to the generality of the foregoing, the Borrower shall not at any such time factor, discount, or otherwise assign any of the Debts or agree or purport to do so.

6.5           Preservation of Security Assets

              The Borrower shall keep the Security Assets in good order, condition and repair and shall not use such Security Assets in violation of the provisions of this Deed or any other agreement relating to such Security Assets or any policy insuring the Security Assets or any applicable statute, law, bylaw, rule, regulation or ordinance.

6.6           Inspection

              The Borrower shall upon reasonable notice, and during reasonable hours, at all times allow the Agent or its representatives to visit and inspect the Security Assets of the Borrower and the books and records relating thereto and otherwise cooperate with and promptly respond to the reasonable requests of the Agent or its representatives with respect thereto.

6.7           Insurance





                                       7
                                     E-239
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              The Borrower shall insure the Security Assets as set forth in the
              Credit Agreement. In case of any material loss, damage to or destruction of the Security Assets of the Borrower or any part thereof, the Borrower shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Security Assets of the Borrower or any part thereof, the Borrower, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at the Borrower's cost and expense, will promptly repair or replace the Security Assets of the Borrower so lost, damaged or destroyed; provided, however, that the Borrower need not repair or replace the Security Assets of the Borrower so lost, damaged or destroyed to the extent the failure to make such repair or replacement (i) is desirable to the proper conduct of the business of the Borrower in the ordinary course and otherwise in the best interest of the Borrower and (ii) would not materially impair the rights and benefits of the Agent or the Lenders under this Deed or any other Credit Document. In the event the Borrower shall receive any proceeds of such insurance in a net amount in excess of US$1,000,000, (or its equivalent in sterling) the Borrower will immediately pay over such proceeds to the Agent, for payment on the Secured Obligations; provided, however, that the Agent agrees to release such insurance proceeds to the Borrower for replacement or restoration of the portion of the Security Assets of the Borrower lost, damaged or destroyed if, but only if, (A) no Default or Event of Default shall have occurred and be continuing at the time of release, (B) written application for such release is received by the Agent from the Borrower within 30 days of receipt of such proceeds and (C) the Agent has received evidence reasonably satisfactory to it that the Security Assets lost, damaged or destroyed have been or will be replaced or restored to their condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds. All insurance proceeds shall be subject to the Security Interest of the Agent hereunder.

7.            WHEN SECURITY BECOMES ENFORCEABLE

              The security constituted hereby shall become immediately enforceable upon any of the Secured Obligations not being paid in full when due or upon the occurrence of an Event of Default under and as defined in the Credit Agreement, and the power of sale and other powers conferred by Section 101 of the Law of Property Act, 1925 as varied or amended by this Deed shall be immediately exercisable upon and at any time thereafter. After the security constituted hereby has become enforceable, the Agent may in its absolute discretion enforce all or any part of such security in such manner as it sees fit.

8.            ENFORCEMENT OF SECURITY

8.1           Statutory powers

              For the purposes of all powers implied by statute the Secured Obligations shall be deemed to have become due and payable when the security hereby created becomes enforceable and Section 103 of the Law of Property Act 1925 (restricting the power of sale) and Section 93 of the same Act





                                       8
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              (restricting the right of consolidation) shall not apply to this security. The statutory powers of leasing conferred on the Agent shall be extended so as to authorise the Agent to lease, make agreements for leases, accept surrenders of leases and grant options as the Agent shall think fit and without the need to comply with any of the provisions of sections 99 and 100 of the said Act.

8.2           Application of receipts

              For all purposes of this Deed, all moneys received, recovered or realised by the Agent from the Borrower or any other person in respect of the Secured Obligations may be applied in any manner or in any order as the Agent may in its absolute discretion determine, notwithstanding any appropriation or purported appropriation thereof by any person.

9.            RECEIVER

9.1           Appointment of Receiver

              At any time after this security becomes enforceable or if the Borrower so requests the Agent in writing at any time, the Agent may without further notice appoint under seal or in writing under its hand any one or more qualified persons to be a Receiver of all or any part of the Security Assets in like manner in every respect as if the Agent had become entitled under the Law of Property Act 1925 to exercise the power of sale thereby conferred. In this Clause "QUALIFIED PERSON" means a person who, under the Insolvency Act 1986, is qualified to act as a receiver of the property of any company with respect to which he is appointed or (as the case may require) an administrative receiver of any such company.

9.2           Powers of Receiver

              Every Receiver appointed in accordance with Clause 9.1 shall have and be entitled to exercise all of the powers set out in Clause
              9.3 in addition to those conferred by the Law of Property Act 1925 on any receiver appointed thereunder. A Receiver who is an administrative receiver of the Borrower shall have all the powers of an administrative receiver under the Insolvency Act 1986. If at any time there is more than one Receiver of all or any part of the Security Assets, each such Receiver may (unless otherwise stated in any document appointing him) exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of each other Receiver. Any Receiver may, in its absolute discretion, choose whether, and if so when, or not to exercise any of such powers and the Borrower recognises that a Receiver may do so notwithstanding that the same may be prejudicial to its interests and in this respect the Borrower hereby waives to the fullest extent permissible any rights it may otherwise have under Section 91(2) of the Law of Property act 1925.

9.3           The powers referred to in the first sentence of Clause 9.2 are:

              9.3.0.0(i)     Take possession:   to take immediate possession
                             of, get in and collect the Security Assets or any part thereof;






                                       9
                                     E-241
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              9.3.0.0(ii)    Carry on Business:   to carry on the business of
                             the Borrower as he may think fit;

              9.3.0.0(iii)   Protection of assets:   to make and effect all
                             repairs and insurances and do all other acts for the protection as for the improvement of the Security Assets and to commence and/or complete any building operations on the Mortgaged Property and to apply for and maintain any planning permissions, building regulation approvals and any other permissions, consents or licences, in each case as he may in his absolute discretion think fit;

              9.3.0.0(iv)    Employees:  to appoint and discharge managers,
                             officers, agents, accountants, servants, workmen and others for the purposes hereof upon such terms as to remuneration or otherwise as he may think proper and to discharge any such persons appointed by the Borrower;

              9.3.0.0(v)     Borrow money:  for the purpose of exercising any
                             of the powers, authorities and discretions conferred on him by or pursuant to this Deed and/or of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise thereof or for any other purpose, to raise and borrow money either unsecured or on the security of the Security Assets or any part thereof either in priority to the security constituted by this Deed or otherwise and generally on such terms and conditions as he may think fit and no person lending such money shall be concerned to enquire as to the propriety or purpose of the exercise of such power or to see to the application of any money so raised or borrowed;

              9.3.0.0(vi)    Sell assets:   to sell, exchange, convert into
                             money and realise or otherwise howsoever dispose of all or any part of the Security Assets by public auction or private contract and generally in such manner and on such terms as he shall think proper. Without prejudice to the generality of the foregoing he may do any of these things for a consideration or for a nil consideration consisting of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he may think fit. Fixtures, other than landlords fixtures, may be severed and sold separately from the property containing them without the consent of the Borrower. Any such sale, exchange, conversion or realisation and disposal may be on terms excluding or restricting the liability of the Agent or the Receiver;

              9.3.0.0(vii)   Leases:   to let or licence all or any part of the
                             Security Assets for such term and at such rent or licence fee (with or without a premium) as he may think proper and to vary and/or accept a surrender of any lease or tenancy or licence thereof on such terms





                                       10
                             as he may think fit (including the payment of money to a lessee or tenant or licensee on a surrender) and so that for the purposes of Section 99(2) of the Law of Property Act 1925 the expression "mortgagor" shall include an encumbrancer deriving title under the Borrower;

              9.3.0.0(viii)  Compromise:   to settle, adjust, refer to
                             arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Borrower or relating in any way to the Security Assets or any part thereof;

              9.3.0.0(ix)    Legal actions:   to bring, prosecute, enforce,
                             defend and abandon all such actions, suits and proceedings in relation to the Security Assets or any part thereof as may seem to him to be expedient;

              9.3.0.0(x)     Receipts:   to give valid receipts for all moneys
                             and execute all assurances and things which may be proper or desirable for realising the Security
                             Assets;

              9.3.0.0(xi)    Subsidiaries:   to form a subsidiary or
                             subsidiaries of the Borrower and transfer to any such subsidiary all or any part of the Security
                             Assets; and

              9.3.0.0(xii)   Registered office:   to change the registered
                             office of the Borrower;

              9.3.0.0(xiii)  Contracts:   to enter into, perform, repudiate,
                             rescind, vary, modify, assign, sub-let or novate any contract, agreement option, agreement, building contract, professional appointment or otherwise for or which relates in any way to the Security Assets or any part thereof or in relation to the exercise of any of the powers of the receiver herein contained and to appoint hire and employ and to remunerate such contractors, advisers, professionals, agents, servants, attendants, managers, officers, workmen and others upon such terms and at such salaries, fees or remuneration and generally in such manner as he shall think fit and to discharge any such persons;

              9.3.0.0(xiv)   Proceedings:   to take any proceedings whether in
                             the name of the Borrower or otherwise as the receiver may think fit and whether relating to any of the matters herein contained or otherwise and to make any arrangement or compromise which he may think expedient;

              9.3.0.0(xv)    Indemnity:   to take any indemnity from the
                             Borrower from and against all actions, claims, expenses, demands and liabilities whether arising out of the contract or out of tort or in any other way incurred by him or by any manager, agent, officer, servant or workman or other person for whose





                                       11
                             debt, default or miscarriage he may be answerable for anything done or omitted to be done in the exercise or purported exercise of his powers hereunder or under any appointment duly made under the provisions of this Clause and if he thinks fit, but without prejudice to the foregoing, to effect with any insurance company or office or underwriters any policy or policies of insurance either in lieu or satisfaction of or in addition to such indemnity from the Borrower;

              9.3.0.0(xvi)   General powers:   to do all such other acts and
                             things as he may consider desirable or necessary for realising the Security Assets or any part thereof or incidental or conducive to any of the matters, powers or authorities conferred on a Receiver under or by virtue of this Deed, to exercise in relation to the Security Assets or any part thereof all such powers, authorities and things as he would be capable of exercising if he were the absolute beneficial owner of the same and to use the name of the Borrower for all or any of such purposes.

 9.4          Removal and remuneration

              The Agent may from time to time by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it may deem it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated and may from time to time fix the remuneration of any Receiver appointed by it.

9.5           Agent may exercise

              To the fullest extent permitted by law, all or any of the powers, authorities and discretions which are conferred by this Deed (either expressly or implied) upon a Receiver of the Security Assets may be exercised after the security hereby created becomes enforceable by the Agent in relation to the whole of such Security Assets or any part thereof without first appointing a Receiver of such property or any part thereof or notwithstanding the appointment of a Receiver of such property or any part thereof.

10.           APPLICATION OF PROCEEDS

              Any moneys received by the Agent or by any Receiver appointed by it pursuant to this Deed and/or under the powers hereby conferred shall, after the security hereby constituted shall have become enforceable but subject to the payment of any claims having priority to this security and to the Agent's and such Receiver's rights under Clause 8.2 (Application of receipts), be applied by the Agent in reduction of the Secured Obligations in such order and manner as set forth in Section 3.15(c) of the Credit Agreement, and the Borrower irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and





                                       12
              exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records. The Borrower shall remain liable to the Lenders for any deficiency.

11.           NO LIABILITY AS MORTGAGEE IN POSSESSION

              The Agent shall not nor shall any Receiver appointed as aforesaid by reason of it or the Receiver entering into possession of the Security Assets or any part thereof be liable to account as mortgagee in possession or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable. Every Receiver duly appointed by the Agent under the powers in that behalf herein contained shall be deemed to be the agent of the Borrower for all purposes and shall as such for all purposes be deemed to be in the same position as a Receiver duly appointed by a mortgagee under the Law of Property Act 1925. The Borrower alone shall be responsible for his contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by him and the Agent shall not incur any liability therefor either to the Borrower nor to any other person whatsoever by reason of the Agent's making his appointment as such Receiver or for any other reason whatsoever. Every such Receiver and the Agent shall be entitled to all the rights, powers, privileges and immunities by the said Act conferred on mortgagees and receivers when such receivers have been duly appointed under the said Act but so that Section 103 of that Act shall not apply.

12.           PROTECTION OF THIRD PARTIES

              No purchaser, mortgagee or other person or company dealing with the Agent or the Receiver or its or his agents shall be concerned to enquire whether the Secured Obligations have become payable or whether any power which the Agent or the Receiver is purporting to exercise has become exercisable or whether any of the Secured Obligations remain outstanding or to see to the application of any money paid to the Agent or to such Receiver.

13.           EXPENSES

13.1          Undertaking to pay

              All reasonable costs, charges and expenses incurred and all reasonable payments made by the Agent or any Receiver appointed hereunder in the lawful exercise of the powers hereby conferred whether or not occasioned by any act, neglect or default of the Borrower shall carry interest (as well after as before judgement) at the relevant Default Rate from the date of the same being incurred or becoming payable until the date the same are unconditionally and irrevocably paid and discharged in full. The amount of all such costs, charges, expenses and payments and all such interest thereon and all remuneration payable hereunder shall be payable by the Borrower on demand. All such costs, charges, expenses and payments shall be paid and charged as between the Agent and the Borrower on the basis of a full indemnity and not on the basis of any other kind of taxation.





                                       13
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13.2          Indemnity

              The Agent and every Receiver, attorney, manager, agent or other person appointed by the Agent hereunder shall be entitled to be indemnified by the Borrower and out of the Security Assets in respect of all liabilities and expenses properly incurred by them in the execution or purported execution of any of the powers, authorities or discretions vested in them pursuant hereto and against all actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating to the Security Assets and the Agent and any such Receiver may retain and pay all sums in respect of the same out of any moneys received under the powers hereby conferred.

14.           DELEGATION BY AGENT

              The Agent may at any time and from time to time delegate by power of attorney or in any other manner to any person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Agent under this Deed in relation to the Security Assets or any part thereof. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the Agent may think fit. The Agent shall not be in any way liable or responsible to the Borrower for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate, save to the extent that (but for such delegation) the Agent would have been liable hereunder for any loss or damage arising from such action, default, omission or misconduct by itself.

15.           FURTHER ASSURANCES

              The Borrower shall at its own expense execute and do all such assurances, acts and things as the Agent may require for perfecting the Security Interests intended to be created hereby over the Security Assets or any part thereof or for facilitating the realisation of the Security Assets or any part thereof and in the exercise of all powers, authorities and discretions vested in the Agent or any Receiver of the Security Assets or any part thereof or in any such delegate or sub-delegate as aforesaid. To that intent the Borrower shall in particular but without limitation execute all transfers, conveyances, assignments and assurances of the Security Assets or any part hereof whether to the Agent or to its nominees and give all notices, orders and directions and make all registrations which the Agent may think expedient. Without prejudice to the generality of the foregoing, the Borrower will forthwith at the request of the Agent execute a legal mortgage, charge or assignment over all or any of the Security Assets subject to or intended to be subject to any fixed security hereby created in favour of the Agent in such form as the Agent may require in the form of this Deed mutatis mutandis, incorporating such amendments as the Agent may require having regard to the nature of the asset, the Security Interest to be created and any change in law.

16.           REDEMPTION OF PRIOR SECURITY INTERESTS

              The Agent may, at any time after the security hereby constituted has become enforceable, redeem any prior Security Interest against the





                                       14
                                     E-246
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              Security Assets or any part thereof or procure the transfer thereof to itself and may settle and pass the accounts of the prior mortgagee, chargee or encumbrancer. Any accounts so settled and passed shall be conclusive and binding on the Borrower except in the case of manifest error. All principal moneys, interest, costs, charges and expenses of and incidental to such redemption and transfer shall be paid by the Borrower to the Agent as soon as practicable.

17.           POWER OF ATTORNEY

              The Borrower hereby by way of security and in order more fully to secure the performance of its obligations hereunder irrevocably appoints the Agent and every Receiver of the Security Assets or any part thereof appointed hereunder and every such delegate or sub-delegate as aforesaid to be its attorney acting severally, and on its behalf and in its name or otherwise, to execute and do all such assurances, acts and things upon the occurrence and during the continuance of an Event of Default which the Borrower ought to do under the covenants and provisions contained in this Deed (including, without limitation, to make any demand upon or to give any notice or receipt to any person owing moneys to the Borrower and to execute and deliver any charges, legal mortgages, assignments or other security and any transfers of securities) and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Deed or by statute on the Agent or any such Receiver, delegate or sub-delegate and (without prejudice to the generality of the foregoing) to sell and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it or he may deem proper in or for the purpose of exercising any of such powers, authorities and discretions. The Borrower hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in this Clause 17 (Power of Attorney) shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in such Clause.

18.           NEW ACCOUNTS

              If the Agent receives or is deemed to be affected by notice whether actual or constructive of any subsequent charge or other interest affecting any part of the Security Assets and/or the proceeds of sale thereof, the Agent may open a new account or accounts in the name of the Borrower. If the Agent does not open a new account it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice and as from that time all payments made to the Agent shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Deed is security.

19.           COUNTERPARTS

              This Deed may be executed in any number of counterparts and this will have the same effect as if the signatures on the counterparts were on a single copy of this Deed.

20.           WAIVERS AND REMEDIES AND PARTIAL INVALIDITY





                                       15

20.1          Remedies and waivers

              No failure to exercise, nor any delay in exercising, on the part of the Agent any right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent of any right or remedy prevent any further or other right or remedy. The rights and remedies of the Agent in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

20.2          Partial invalidity

              If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity or enforceability of the remaining provisions hereof and the legality, validity or enforceability of such provision under the law of any other jurisdiction shall not in any way be affected or impaired thereby.

21.           AMENDMENTS; WAIVERS; MODIFICATIONS

              This Deed and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

22.           SUCCESSORS IN INTEREST

              This Deed shall create a continuing security interest in the Security Assets and shall be binding upon the Borrower, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and assigns; provided, however, that the Borrower may not assign its rights or delagate its duties hereunder without the prior written consent of the Agent. To the fullest extent permitted by law, the Borrower hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Deed or the Security Assets, except for any liability arising from the negligence or wilful misconduct of the Agent, or such Lender, or its officers, employees or agents.

23.           NOTICES

              All notices required or permitted to be given under this Deed shall be in conformance with Section 11.1 of the Credit Agreement.

24.           H.M. LAND REGISTRY

              In respect of the Mortgaged Property the title to which is registered at H.M. Land Registry and in respect of any other registered title(s) against which this Deed may be noted the Borrower hereby applies to the Chief Land Registrar for a restriction in the following terms to be entered on the Register of Title relating thereto:





                                       16

              "Except under an order of the Registrar, no disposition or dealing by the proprietor of the land is to be registered without the consent of the proprietor for the time being of the Deed dated 12 January 1996 between Genicom Corporation and NationsBank of Texas, N.A. as Agent"

25.           RIGHTS OF REQUIRED LENDERS

              All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

26.           COVENANT TO RELEASE

              Upon the expiry of the Security Period (but not otherwise), the Agent shall, at the request and cost of the Borrower, execute and do all such deeds, acts and things as may be necessary to release the Security Assets from the security constituted hereby.

27.           GOVERNING LAW

              This Deed is governed by and shall be construed in accordance with English law.

28.           JURISDICTION

28.1          Submission to jurisdiction

              Each of the parties irrevocably agrees for the benefit of the Agent that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

28.2          Waiver of objections

              The Borrower irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 28.1 being nominated as the forum to hear and determine any suit, action or proceeding and to settle any disputes, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

28.3          Proceedings in other jurisdictions

              The submission to the jurisdiction of the courts referred to in Clause 28.1 shall not (and shall not be construed so as to) limit the right of the Agent or the Lenders to take proceedings against the Borrower in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

28.4          Process Agent

              Without prejudice to the other rights of the Agent or the Lenders, the Borrower agrees that the process by which any suit, action or proceeding





                                       17
              is begun may be served on it by being delivered to Genicom Limited at Unit B13, Armstrong Mall, Southwood, Farnborough, Hampshire, GU14 ONR its principal place of business in England for the time being (Attention: Angela Jones).

28.5          Waiver of immunity

              To the extent that the Borrower may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Borrower irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

DELIVERED as a deed on the date first above written.





                                       18

                                                              EXECUTION
-----------------------------------------------------------------------

THE BORROWER

EXECUTED as a deed by          )
GENICOM CORPORATION acting by  )

Authorised signatory:
 ...................................
Full Name:
 ...................................
Authorised signatory:
 ...................................
Full Name:
 ...................................


THE AGENT

NATIONSBANK OF TEXAS, N.A.

By:
 ...................................
Full Name:
 ...................................





                                       19

                                SCHEDULE 1.1F-2

                 FORM OF U.K. SECURITY AGREEMENT - GENICOM LTD.





                                GENICOM LIMITED


                                    - and -


                           NATIONSBANK OF TEXAS, N.A.





                                   DEBENTURE





                                Berwin Leighton
                                 Adelaide House
                                 London Bridge
                                London  EC4R 9HA
                              Ref: majn/m985/2/f2





                                       1

                               TABLE OF CONTENTS


1. INTERPRETATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2. COVENANT TO PAY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
3. FIXED SECURITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
4. CONTINUING SECURITY, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
5. REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
6. GENERAL UNDERTAKINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
7. WHEN SECURITY BECOMES ENFORCEABLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
8. ENFORCEMENT OF SECURITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
9. RECEIVER   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
10. APPLICATION OF PROCEEDS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
11. NO LIABILITY AS MORTGAGEE IN POSSESSION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
12. PROTECTION OF THIRD PARTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
13. EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
14. DELEGATION BY AGENT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
15. FURTHER ASSURANCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
16. REDEMPTION OF PRIOR SECURITY INTERESTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
17. POWER OF ATTORNEY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
18. NEW ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
19. COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
20. WAIVERS AND REMEDIES AND PARTIAL INVALIDITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
21. AMENDMENTS; WAIVERS; MODIFICATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
22. SUCCESSORS IN INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
23. NOTICES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
24. H.M. LAND REGISTRY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
25. RIGHTS OF REQUIRED LENDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
26. COVENANT TO RELEASE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
27. GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

SCHEDULE 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16





                                       2

THIS DEBENTURE is made the 12th day of January 1996

BETWEEN:

1.            GENICOM LIMITED, registered in England and Wales (Registered No.
              1231361) (the "CHARGOR") of Unit B13, Armstrong Mall, Southwood, Farnborough, Hampshire GU14 ONR, England; and

2. NATIONSBANK OF TEXAS, N.A. in its capacity as agent for the lenders (the "LENDERS") from time to time party to the Credit Agreement described below (the "AGENT") acting through its office at 901 Main Street, Floor 67, Dallas, Texas 75202 United States of America.

NOW THIS DEED WITNESSETH as follows:

1.            INTERPRETATION

1.1           Definitions

              In this Deed:

              "BORROWER" means Genicom Corporation, a Delaware Corporation of 14800 Conference Center Drive, Suite 400, Westfields, Chantilly, Virginia 22021-3806, United State of America;

              "CREDIT AGREEMENT" means the credit agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time) among the Borrower, the Lenders, the Agent and the other parties thereto;

              "DEFAULT RATE" means, in relation to any outstanding amount owed by the Chargor, the default rate of interest provided for by the terms of Section 3.1 of the Credit Agreement;

              "MORTGAGED PROPERTY" means the freehold/leasehold property specified in Schedule 1;

              "PREMISES" means all buildings and erections for the time being comprised within the definition of "Security Assets";

              "RECEIVER" means a receiver and manager, a receiver or manager appointed under this Deed and, as the context permits, shall include an administrative receiver as defined in the Insolvency Act 1986;

              "SECURED OBLIGATIONS" means:

              (a) the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, the Security Agreement and the other Credit Documents to which the Borrower is a party;

              (b) all other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Credit Party or the Chargor to any Lender or the Agent, arising under the Credit Documents, whether primary, secondary, direct, contingent, or joint and several; and





                                      1

              (c) all liabilities and obligations, now existing or hereafter arising, owing from any Credit Party or the Chargor to any Lender or any affiliate of a Lender arising under interest rate protection agreements, foreign currency exchange, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements;

              "SECURITY ASSETS" means, subject as herein provided, all property assets and undertaking of the Chargor which are expressed to be the subject of any Security Interest created hereby or pursuant hereto;

              "SECURITY INTEREST" means any mortgage, pledge, lien, charge, security assignment, hypothecation, security trust or security interest;

              "SECURITY PERIOD" means the period beginning on the date hereof and ending on the date upon which all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full and no more may arise on the terms of the Credit Documents and the Security Interests hereby created have been unconditionally and irrevocably released and discharged.

1.2           Construction

1.2.1 In this Deed unless the contrary intention appears, a reference to:

              a "CLAUSE" or a "SCHEDULE" is a reference to a clause hereof or a schedule hereto;

              a "PERSON" shall be construed as a reference to an individual, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

              a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental body, agency, department or regulatory, self-regulatory or other authority or organisation;

1.2.2 As used herein, "INCLUDING" and "IN PARTICULAR" shall be construed as not limiting any general words or expressions in connection with which it is used.

1.2.3 The index to and the headings in this Deed are for convenience only and are to be ignored in construing this Deed.

1.3           Terms defined elsewhere

              Save as expressly herein defined or where the context otherwise requires, terms defined and expressions and references construed in the Credit Agreement or, if not defined in the Credit Agreement, the Security Agreement (as defined in the Credit Agreement) shall have the same meanings and construction herein.





                                      2

1.4           Law of Property (Miscellaneous Provisions) Act 1989

              The terms of any other agreement, documents and side letters between the parties hereto are incorporated herein to the extent required for any purported disposition of the Mortgaged Property contained herein to be a valid disposition in accordance with
              Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

1.5           Obligations of the Chargor

              Any obligation of the Chargor hereunder to do something shall include an obligation to procure that the same is done and any obligation not to do something shall include an obligation not to permit, suffer or allow the same to be done.

1.6           Deed

              It is intended by the parties hereto that this document shall take effect as a deed notwithstanding the fact that the Agent may only execute this document under hand.

2.            COVENANT TO PAY

              The Chargor hereby as primary obligor covenants with the Agent that it will pay or discharge the Secured Obligations on the due date(s) therefor provided that the total amount recoverable from the Chargor under this Clause shall be limited to an amount equal to the recourse which the Agent and the Lenders have to the Security Assets. Any amount not paid hereunder when due shall bear interest (as well after as before judgment, payable on demand and compounded monthly) at the relevant Default Rate from the due date until the date such amount is unconditionally and irrevocably paid and discharged in full.

3.            FIXED SECURITY

              The Chargor, as security for the payment of all Secured Obligations (whether now existing or hereafter incurred):

              3.0.0.0(i)          agrees to charge in favour of the Agent (in
                                  its capacity as agent for the Lenders from time to time party to the Credit Agreement) by way of a first legal mortgage each and all of the Mortgaged Property together with all buildings thereon, the proceeds of sale of all or any part thereof and the benefit of any covenants for title given or entered into by any predecessor in title of the Chargor and any moneys paid or payable in respect of such covenants immediately the respective landlord's licence under each of the leases specified in Schedule 1 is obtained, such charge or charges to be in form and substance satisfactory to the Agent; and

              3.0.0.0(ii)         charges to the Agent (in its capacity, as
                                  aforesaid) by way of first fixed charge all plant and machinery situate on the Mortgaged
                                  Property now or in the future owned by the Chargor and its interest in any plant or machinery in its possession.





                                      3

4.            CONTINUING SECURITY, ETC.

4.1           Continuing security

              The Security Interests constituted hereby shall be continuing and will extend to the ultimate balance of the Secured Obligations, regardless of any intermediate payment or discharge in whole or in part.

4.2           Preservation of Security

              If for any reason the Security Interests constituted hereby cease to be a continuing security such Security Interests shall remain effective as security in respect of the Secured Obligations at the date of such cessation regardless of any subsequent increase or reduction in the amounts of any sums constituting Secured Obligations.

4.3           Reinstatement

              Where any discharge (whether in respect of the obligations of the Chargor or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of the Chargor under this Deed shall continue as if the discharge or arrangement had not occurred.
              The Agent may concede or compromise any claim that any present security or other disposition is liable to avoidance or restoration.

4.4           Non-merger

              Each part of the security hereby created shall be in addition to and shall not operate so as in any way to prejudice or affect (or be prejudiced or affected by) the security created by any deposit which may already have been or may hereafter be made with the Agent (in whatever branch or office) of any title deeds and documents (whether relating to the Mortgaged Property or otherwise) or by any bill note guarantee mortgage charge pledge or other security or remedy or lien on any property (whether real personal or in action) which the Agent (in whatever branch or office) may now or at any time hereafter hold for or in respect of the Secured Obligations to the intent that the security hereby created shall not merge therein nor shall any such security merge herein.

 5.           REPRESENTATIONS AND WARRANTIES

              The Chargor hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated:

              5.0.0.0(i)          the Chargor is the legal and beneficial owner
                                  of the Security Assets and has the right to pledge, sell, assign, or transfer the same;
                                  and





                                      4

              5.0.0.0(ii)         this Deed creates a valid security interest
                                  in favour of the Agent, for the benefit of the Lenders, in the Security Assets of the Chargor and, when properly perfected, shall constitute a valid perfected Security
                                  Interest in such Security Assets, free and clear of all Liens except for Permitted
                                  Liens.

6.            GENERAL UNDERTAKINGS

6.1           Duration

              The undertakings in this Clause are given in favour of the Agent (in its capacity, as aforesaid) and shall remain in force throughout the Security Period.

6.2           Negative pledge

              The Chargor shall not create or permit to subsist any Security Interest on any of the Security Assets except for Permitted Liens.

 6.3          Disposals

              The Chargor shall not, either in a single transaction or in a series of transactions, whether related or not and whether voluntarily or involuntarily, sell, transfer, grant or lease or otherwise dispose of, or create any interest in the Security Assets.

6.4           Preservation of Security Assets

              The Chargor shall keep the Security Assets in good order, condition and repair and shall not use such Security Assets in violation of the provisions of this Deed or any other agreement relating to such Security Assets or any policy insuring the Security Assets or any applicable statute, law, bylaw, rule, regulation or ordinance.

6.5           Inspection

              The Chargor shall upon reasonable notice, and during reasonable hours, at all times allow the Agent or its representatives to visit and inspect the Security Assets of the Chargor and the books and records relating thereto and otherwise cooperate with and promptly respond to the reasonable requests of the Agent or its representatives with respect thereto.

6.6           Mortgaged Property

              The Chargor shall use its best endeavours to obtain the requisite licences of the landlord's under the leases specified in Schedule 1 to charge the leases to the Agent in accordance with the terms of this Deed and in the meantime shall deposit the leases and all documents supplemental to them with the Agent.

7.            WHEN SECURITY BECOMES ENFORCEABLE

              The security constituted hereby shall become immediately enforceable upon any of the Secured Obligations not being paid in full when due or upon





                                      5
              the occurrence of an Event of Default under and as defined in the Credit Agreement, and the power of sale and other powers conferred by Section 101 of the Law of Property Act, 1925 as varied or amended by this Deed shall be immediately exercisable upon and at any time thereafter. After the security constituted hereby has become enforceable, the Agent may in its absolute discretion enforce all or any part of such security in such manner as it sees fit.

8.            ENFORCEMENT OF SECURITY

8.1           Statutory powers

              For the purposes of all powers implied by statute the Secured Obligations shall be deemed to have become due and payable when the security hereby created becomes enforceable and Section 103 of the Law of Property Act 1925 (restricting the power of sale) and Section 93 of the same Act (restricting the right of consolidation) shall not apply to this security. The statutory powers of leasing conferred on the Agent shall be extended so as to authorise the Agent to lease, make agreements for leases, accept surrenders of leases and grant options as the Agent shall think fit and without the need to comply with any of the provisions of sections 99 and 100 of the said Act.

8.2           Application of receipts

              For all purposes of this Deed, all moneys received, recovered or realised by the Agent from the Chargor or any other person in respect of the Secured Obligations may be applied in any manner or in any order as the Agent may in its absolute discretion determine, notwithstanding any appropriation or purported appropriation thereof by any person.

9.            RECEIVER

9.1           Appointment of Receiver

              At any time after this security becomes enforceable or if the Chargor so requests the Agent in writing at any time, the Agent may without further notice appoint under seal or in writing under its hand any one or more qualified persons to be a Receiver of all or any part of the Security Assets in like manner in every respect as if the Agent had become entitled under the Law of Property Act 1925 to exercise the power of sale thereby conferred. In this Clause "QUALIFIED PERSON" means a person who, under the Insolvency Act 1986, is qualified to act as a receiver of the property of any company with respect to which he is appointed or (as the case may require) an administrative receiver of any such company.

9.2           Powers of Receiver

              Every Receiver appointed in accordance with Clause 9.1 shall have and be entitled to exercise all of the powers set out in Clause
              9.3 in addition to those conferred by the Law of Property Act 1925 on any receiver appointed thereunder. A Receiver who is an administrative receiver of the Chargor shall have all the powers of an administrative receiver under the Insolvency Act 1986. If at any time there is more than one Receiver of all or any part of the Security Assets, each such Receiver may (unless





                                      6
              otherwise stated in any document appointing him) exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of each other Receiver. Any Receiver may, in its absolute discretion, choose whether, and if so when, or not to exercise any of such powers and the Chargor recognises that a Receiver may do so notwithstanding that the same may be prejudicial to its interests and in this respect the Chargor hereby waives to the fullest extent permissible any rights it may otherwise have under Section 91(2) of the Law of Property act 1925.

9.3           The powers referred to in the first sentence of Clause 9.2 are:

              9.3.0.0(i)     Take possession:   to take immediate possession
                             of, get in and collect the Security Assets or any part thereof;

              9.3.0.0(ii)    Carry on Business:   to carry on the business of
                             the Chargor as he may think fit;

              9.3.0.0(iii)   Protection of assets:   to make and effect all
                             repairs and insurances and do all other acts for the protection as for the improvement of the Security Assets and to commence and/or complete any building operations on the Mortgaged Property and to apply for and maintain any planning permissions, building regulation approvals and any other permissions, consents or licences, in each case as he may in his absolute discretion think fit;

              9.3.0.0(iv)    Employees:  to appoint and discharge managers,
                             officers, agents, accountants, servants, workmen and others for the purposes hereof upon such terms as to remuneration or otherwise as he may think proper and to discharge any such persons appointed by the Chargor;

              9.3.0.0(v)     Borrow money:  for the purpose of exercising any
                             of the powers, authorities and discretions conferred on him by or pursuant to this Deed and/or of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise thereof or for any other purpose, to raise and borrow money either unsecured or on the security of the Security Assets or any part thereof either in priority to the security constituted by this Deed or otherwise and generally on such terms and conditions as he may think fit and no person lending such money shall be concerned to enquire as to the propriety or purpose of the exercise of such power or to see to the application of any money so raised or borrowed;

              9.3.0.0(vi)    Sell assets:   to sell, exchange, convert into
                             money and realise or otherwise howsoever dispose of all or any part of the Security Assets by public auction or private contract and generally in such manner and on such terms as he shall think proper. Without prejudice to the generality of the foregoing he may do any of these things for a consideration or for a nil consideration consisting of cash, debentures or





                                      7
                             other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he may think fit. Fixtures, other than landlords fixtures, may be severed and sold separately from the property containing them without the consent of the Chargor. Any such sale, exchange, conversion or realisation and disposal may be on terms excluding or restricting the liability of the Agent or the Receiver;

              9.3.0.0(vii)   Leases:   to let or licence all or any part of the
                             Security Assets for such term and at such rent or licence fee (with or without a premium) as he may think proper and to vary and/or accept a surrender of any lease or tenancy or licence thereof on such terms as he may think fit (including the payment of money to a lessee or tenant or licensee on a surrender) and so that for the purposes of Section
                             99(2) of the Law of Property Act 1925 the expression "mortgagor" shall include an encumbrancer deriving title under the Chargor;

              9.3.0.0(viii)  Compromise:   to settle, adjust, refer to
                             arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Chargor or relating in any way to the Security
                             Assets or any part thereof;

              9.3.0.0(ix)    Legal actions:   to bring, prosecute, enforce,
                             defend and abandon all such actions, suits and proceedings in relation to the Security Assets or any part thereof as may seem to him to be expedient;

              9.3.0.0(x)     Receipts:   to give valid receipts for all moneys
                             and execute all assurances and things which may be proper or desirable for realising the Security
                             Assets;

              9.3.0.0(xi)    Subsidiaries:   to form a subsidiary or
                             subsidiaries of the Chargor and transfer to any such subsidiary all or any part of the Security
                             Assets; and

              9.3.0.0(xii)   Registered office:   to change the registered
                             office of the Chargor;

              9.3.0.0(xiii)  Contracts:   to enter into, perform, repudiate,
                             rescind, vary, modify, assign, sub-let or novate any contract, agreement option, agreement, building contract, professional appointment or otherwise for or which relates in any way to the Security Assets or any part thereof or in relation to the exercise of any of the powers of the receiver herein contained and to appoint hire and employ and to remunerate such contractors, advisers, professionals, agents, servants, attendants, managers, officers, workmen and others upon such terms and at such salaries, fees or





                                      8
                             remuneration and generally in such manner as he shall think fit and to discharge any such persons;

              9.3.0.0(xiv)   Proceedings:   to take any proceedings whether in
                             the name of the Chargor or otherwise as the receiver may think fit and whether relating to any of the matters herein contained or otherwise and to make any arrangement or compromise which he may think expedient;

              9.3.0.0(xv)    Indemnity:   to take any indemnity from the
                             Chargor from and against all actions, claims, expenses, demands and liabilities whether arising out of the contract or out of tort or in any other way incurred by him or by any manager, agent, officer, servant or workman or other person for whose debt, default or miscarriage he may be answerable for anything done or omitted to be done in the exercise or purported exercise of his powers hereunder or under any appointment duly made under the provisions of this Clause and if he thinks fit, but without prejudice to the foregoing, to effect with any insurance company or office or underwriters any policy or policies of insurance either in lieu or satisfaction of or in addition to such indemnity from the Chargor;

              9.3.0.0(xvi)   General powers:   to do all such other acts and
                             things as he may consider desirable or necessary for realising the Security Assets or any part thereof or incidental or conducive to any of the matters, powers or authorities conferred on a Receiver under or by virtue of this Deed, to exercise in relation to the Security Assets or any part thereof all such powers, authorities and things as he would be capable of exercising if he were the absolute beneficial owner of the same and to use the name of the Chargor for all or any of such purposes.

9.4           Removal and remuneration

              The Agent may from time to time by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it may deem it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated and may from time to time fix the remuneration of any Receiver appointed by it.

9.5           Agent may exercise

              To the fullest extent permitted by law, all or any of the powers, authorities and discretions which are conferred by this Deed (either expressly or implied) upon a Receiver of the Security Assets may be exercised after the security hereby created becomes enforceable by the Agent in relation to the whole of such Security Assets or any part





                                      9
              thereof without first appointing a Receiver of such property or any part thereof or notwithstanding the appointment of a Receiver of such property or any part thereof.

10.           APPLICATION OF PROCEEDS

              Any moneys received by the Agent or by any Receiver appointed by it pursuant to this Deed and/or under the powers hereby conferred shall, after the security hereby constituted shall have become enforceable but subject to the payment of any claims having priority to this security and to the Agent's and such Receiver's rights under Clause 8.2 (Application of receipts), be applied by the Agent in reduction of the Secured Obligations in such order and manner as set forth in Section 3.15(c) of the Credit Agreement, and the Chargor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

11.           NO LIABILITY AS MORTGAGEE IN POSSESSION

              The Agent shall not nor shall any Receiver appointed as aforesaid by reason of it or the Receiver entering into possession of the Security Assets or any part thereof be liable to account as mortgagee in possession or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable. Every Receiver duly appointed by the Agent under the powers in that behalf herein contained shall be deemed to be the agent of the Chargor for all purposes and shall as such for all purposes be deemed to be in the same position as a Receiver duly appointed by a mortgagee under the Law of Property Act 1925. The Chargor alone shall be responsible for his contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by him and the Agent shall not incur any liability therefor either to the Chargor nor to any other person whatsoever by reason of the Agent's making his appointment as such Receiver or for any other reason whatsoever. Every such Receiver and the Agent shall be entitled to all the rights, powers, privileges and immunities by the said Act conferred on mortgagees and receivers when such receivers have been duly appointed under the said Act but so that Section 103 of that Act shall not apply.

12.           PROTECTION OF THIRD PARTIES

              No purchaser, mortgagee or other person or company dealing with the Agent or the Receiver or its or his agents shall be concerned to enquire whether the Secured Obligations have become payable or whether any power which the Agent or the Receiver is purporting to exercise has become exercisable or whether any of the Secured Obligations remain outstanding or to see to the application of any money paid to the Agent or to such Receiver.

13.           EXPENSES

13.1          Undertaking to pay





                                      10
                                     E-263
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              All reasonable costs, charges and expenses incurred and all reasonable payments made by the Agent or any Receiver appointed hereunder in the lawful exercise of the powers hereby conferred whether or not occasioned by any act, neglect or default of the Chargor shall carry interest (as well after as before judgement) at the relevant Default Rate from the date of the same being incurred or becoming payable until the date the same are unconditionally and irrevocably paid and discharged in full. The amount of all such costs, charges, expenses and payments and all such interest thereon and all remuneration payable hereunder shall be payable by the Chargor on demand. All such costs, charges, expenses and payments shall be paid and charged as between the Agent and the Chargor on the basis of a full indemnity and not on the basis of any other kind of taxation.

13.2          Indemnity

              The Agent and every Receiver, attorney, manager, agent or other person appointed by the Agent hereunder shall be entitled to be indemnified by the Chargor and out of the Security Assets in respect of all liabilities and expenses properly incurred by them in the execution or purported execution of any of the powers, authorities or discretions vested in them pursuant hereto and against all actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating to the Security Assets and the Agent and any such Receiver may retain and pay all sums in respect of the same out of any moneys received under the powers hereby conferred.

14.           DELEGATION BY AGENT

              The Agent may at any time and from time to time delegate by power of attorney or in any other manner to any person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Agent under this Deed in relation to the Security Assets or any part thereof. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the Agent may think fit. The Agent shall not be in any way liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate, save to the extent that (but for such delegation) the Agent would have been liable hereunder for any loss or damage arising from such action, default, omission or misconduct by itself.

15.           FURTHER ASSURANCES

              The Chargor shall at its own expense execute and do all such assurances, acts and things as the Agent may require for perfecting the Security Interests intended to be created hereby over the Security Assets or any part thereof or for facilitating the realisation of the Security Assets or any part thereof and in the exercise of all powers, authorities and discretions vested in the Agent or any Receiver of the Security Assets or any part thereof or in any such delegate or sub-delegate as aforesaid. To that intent the Chargor shall in particular but without limitation execute all transfers, conveyances, assignments and assurances of the Security Assets or any part hereof whether to the Agent or to its nominees and give all notices, orders and directions and





                                      11
                                     E-264
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              make all registrations which the Agent may think expedient.
              Without prejudice to the generality of the foregoing, the Chargor will (a) forthwith at the request of the Agent execute a legal mortgage, charge or assignment over all or any of the Security Assets subject to or intended to be subject to any fixed security hereby created in favour of the Agent in such form as the Agent may require in the form of this Deed mutatis mutandis, incorporating such amendments as the Agent may require having regard to the nature of the asset, the Security Interest to be created and any change in law and (b) as soon as practicable after the date hereof and in any event not later than 30 April 1996 the Chargor shall, unless in any such case the Chargor is unable after good faith efforts to do so, cause to be delivered to the Agent, in form and substance reasonably satisfactory to the Agent, such letters, consents and waivers as may be required by the Agent from the landlords of the Mortgaged Property.

16.           REDEMPTION OF PRIOR SECURITY INTERESTS

              The Agent may, at any time after the security hereby constituted has become enforceable, redeem any prior Security Interest against the Security Assets or any part thereof or procure the transfer thereof to itself and may settle and pass the accounts of the prior mortgagee, chargee or encumbrancer. Any accounts so settled and passed shall be conclusive and binding on the Chargor except in the case of manifest error. All principal moneys, interest, costs, charges and expenses of and incidental to such redemption and transfer shall be paid by the Chargor to the Agent as soon as practicable.

17.           POWER OF ATTORNEY

              The Chargor hereby by way of security and in order more fully to secure the performance of its obligations hereunder irrevocably appoints the Agent and every Receiver of the Security Assets or any part thereof appointed hereunder and every such delegate or sub-delegate as aforesaid to be its attorney acting severally, and on its behalf and in its name or otherwise, to execute and do all such assurances, acts and things upon the occurrence and during the continuance of an Event of Default which the Chargor ought to do under the covenants and provisions contained in this Deed (including, without limitation, to make any demand upon or to give any notice or receipt to any person owing moneys to the Chargor and to execute and deliver any charges, legal mortgages, assignments or other security and any transfers of securities) and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Deed or by statute on the Agent or any such Receiver, delegate or sub-delegate and (without prejudice to the generality of the foregoing) to sell and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it or he may deem proper in or for the purpose of exercising any of such powers, authorities and discretions. The Chargor hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in this Clause 17 (Power of Attorney) shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in such Clause.





                                      12

18.           NEW ACCOUNTS

              If the Agent receives or is deemed to be affected by notice whether actual or constructive of any subsequent charge or other interest affecting any part of the Security Assets and/or the proceeds of sale thereof, the Agent may open a new account or accounts in the name of the Chargor. If the Agent does not open a new account it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice and as from that time all payments made to the Agent shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Deed is security.

19.           COUNTERPARTS

              This Deed may be executed in any number of counterparts and this will have the same effect as if the signatures on the counterparts were on a single copy of this Deed.

20.           WAIVERS AND REMEDIES AND PARTIAL INVALIDITY

20.1          Remedies and waivers

              No failure to exercise, nor any delay in exercising, on the part of the Agent any right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent of any right or remedy prevent any further or other right or remedy. The rights and remedies of the Agent in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

 20.2         Partial invalidity

              If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity or enforceability of the remaining provisions hereof and the legality, validity or enforceability of such provision under the law of any other jurisdiction shall not in any way be affected or impaired thereby.

21.           AMENDMENTS; WAIVERS; MODIFICATIONS

              This Deed and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

22.           SUCCESSORS IN INTEREST

              This Deed shall create a continuing security interest in the Security Assets and shall be binding upon the Chargor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and assigns; provided, however, that the Chargor may not assign its rights or delegate its duties hereunder without the prior written consent of the Agent. To the fullest extent permitted by law, the Chargor hereby releases the Agent and each Lender, and its





                                      13
                                     E-266
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              successors and assigns, from any liability for any act or
              omission relating to this Deed or the Security Assets, except for any liability arising from the negligence or wilful misconduct of the Agent, or such Lender, or its officers, employees or agents.

23.           NOTICES

              All notices required or permitted to be given under this Deed shall be in conformance with Section 11.1 of the Credit Agreement. Any notice to be served on the Chargor shall be deemed to have been served on the Chargor if it is served on the Borrower in conformance with Section 11.1 of the Credit Agreement.

24.           H.M. LAND REGISTRY

              In respect of the Mortgaged Property the title to which is registered at H.M. Land Registry and in respect of any other registered title(s) against which this Deed may be noted the Chargor hereby applies to the Chief Land Registrar for a restriction in the following terms to be entered on the Register of Title relating thereto:

              "Except under an order of the Registrar, no disposition or dealing by the proprietor of the land is to be registered without the consent of the proprietor for the time being of the Deed
              dated 12   January 1996 between Genicom Limited and NationsBank
              of Texas, N.A. as Agent"

25.           RIGHTS OF REQUIRED LENDERS

              All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

26.           COVENANT TO RELEASE

              Upon the expiry of the Security Period (but not otherwise), the Agent shall, at the request and cost of the Chargor, execute and do all such deeds, acts and things as may be necessary to release the Security Assets from the security constituted hereby.

27.           GOVERNING LAW

              This Deed is governed by and shall be construed in accordance with English law.


DELIVERED as a deed on the date first above written.





                                      14

                                  SCHEDULE 1
--------------------------------------------


                              MORTGAGED PROPERTY
------------------------------------------------


1. A lease dated 2 March 1990 of Unit No. 10 Westside Centre, London Road, Stanway, Colchester, Essex between Ronald Frederick West (1), Genicom Limited (2) and Genicom Corporation (3).

2. A lease dated 17 October 1994 of Unit 11 Westside Centre, London Road, Stanway, Colchester, Essex between Ronald Frederick West (1) and Genicom Limited (2) as amended by a Deed of Variation dated 27 April 1995 between Ronald Frederick West (1) and Genicom Limited (2).





                                      15

                                                              EXECUTION
-----------------------------------------------------------------------

THE CHARGOR

EXECUTED as a deed by      )
GENICOM LIMITED acting by  )

Director:
 ...................................
Full Name:
 ...................................
Director/Secretary:
 ...................................
Full Name:
 ...................................


THE AGENT

NATIONSBANK OF TEXAS, N.A.

By:
 ...................................
Full Name:
 ...................................





                                      16

-----------------------------------------------------------------------------------------------
                                                         SCHEDULE 2.1(a)

                                         LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES
-----------------------------------------------------------------------------------------------
                                                                                       Foreign
Name                                                    Revolving        Foreign      Currency
and Address                            Revolving       Commitment       Currency     Commitment
of Lenders                            Commitment       Percentage      Commitment    Percentage
-----------------------------------------------------------------------------------------------
NationsBank of Texas, N.A.          $26,727,272.73      76.3636%      $3,818,181.82    76.3636%
901 Main Street, 67th Floor
Dallas, Texas 75202
ATTN:  Brent W. Mellow
Facsimile No.: (214) 508-0980
-----------------------------------------------------------------------------------------------
Creditanstalt-Bankverein             $8,272,727.27      23.6364%      $1,181,818.18    23.6364%
Two Greenwich Plaza
Greenwich, Connecticut 06830
ATTN: Rich Buckanavage
Facsimile No.: (203) 861-6594
-----------------------------------------------------------------------------------------------
TOTAL:                                $35,000,000        100.00%       $5,000,000       100.00%
------
===============================================================================================

-------------------------------------------------------------------------------------------
                                                         SCHEDULE 2.1(a)

                                         LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES
-------------------------------------------------------------------------------------------
                                                       Tranche A                 Tranche B
Name                                   Tranche A       Term Loan     Tranche B   Term Loan
and Address                            Term Loan      Commitment     Term Loan   Commitment
of Lenders                             Commitment     Percentage    Commitment   Percentage
-------------------------------------------------------------------------------------------
NationsBank of Texas, N.A.           $15,272,727.27    76.3636%     $20,000,000       100%
901 Main Street, 67th Floor
Dallas, Texas 75202
ATTN:  Brent W. Mellow
Facsimile No.: (214) 508-0980
-------------------------------------------------------------------------------------------
Creditanstalt-Bankverein             $4,727,272.73     23.6364%         $0             0%
Two Greenwich Plaza
Greenwich, Connecticut 06830
ATTN: Rich Buckanavage
Facsimile No.: (203) 861-6594
-------------------------------------------------------------------------------------------
TOTAL:                                $20,000,000       100.00%     $20,000,000     100.00%
------
===========================================================================================





                                      1

                               SCHEDULE 2.1(b)(i)

                          FORM OF NOTICE OF BORROWING



NationsBank of Texas, N.A.
  as Agent for the Lenders
  referred to below

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------
Attention:
            ---------------------------------------

Dear Sirs:

     The undersigned, Genicom Corporation (the "Borrower") refers to the Credit Agreement dated as of January 12, 1996 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and NationsBank of Texas, N.A., as Agent.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     [The undersigned hereby gives you notice that it requests a Revolving Loan advance in accordance with the provisions of Section 2.1 of the Credit Agreement and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:


(A)  Date of Borrowing
     (which is a Business Day)
                                           -----------------------
(B)  Principal Amount of
     Borrowing
                                           -----------------------
(C)  Interest rate basis
                                           -----------------------
(D)  Interest Period and the





                                      1
     last day thereof
                                           -----------------------

     The delivery of this Notice of Borrowing shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (ii), (iii), (iv), (v) and (vi) of Sections 5.3.]

     [The undersigned hereby gives you notice that it requests a Foreign Currency Loan advance in accordance with the provisions of Section 2.4 of the Credit Agreement and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:


(A)  Applicable Available
     Foreign Currency
                                           -----------------------

(B)  Date of Borrowing
     (which is a Business Day)
                                           -----------------------

(C)  Principal Amount of
     Borrowing
                                           -----------------------

(D)  Interest Period and the
     last day thereof
                                           -----------------------


     The delivery of this Notice of Borrowing shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (ii), (iii), (iv), (v) and (vi) of Sections 5.3.]

     [The undersigned hereby gives you notice that it requests a Tranche A Term Loan advance in accordance with the provisions of Section 2.5 of the Credit Agreement and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:


(A)  Date of Borrowing
     (which is a Business Day)
                                           -----------------------




                                      2

(B)  Principal Amount of
     Borrowing
                                           -----------------------

(C)  Interest rate basis
                                           -----------------------

(D)  Interest Period and the
     last day thereof
                                           -----------------------

     The delivery of this Notice of Borrowing shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (ii), (iii), (iv), (v) and (vi) of Sections 5.3.]

[The undersigned hereby gives you notice pursuant to Section 2.6 of the Credit Agreement regarding the terms on which the disbursement on the Effective Date of the Tranche B Term Loan is requested to be made:


(A)  Principal Amount of
     Borrowing
                                           -----------------------

(B)  Interest rate basis
                                           -----------------------

(C)  Interest Period and the
     last day thereof
                                           -----------------------

     The delivery of this Notice of Borrowing shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (ii), (iii), (iv), (v) and (vi) of Sections 5.3.]


                                           Very truly yours,

                                           GENICOM CORPORATION


                                           By
                                              ---------------------------
                                           Title:





                                      3

                                SCHEDULE 2.1(e)

                             FORM OF REVOLVING NOTE

$
 -----------------                                              January 12, 1996


                 FOR VALUE RECEIVED, GENICOM CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and registered assigns (the "Lender"), at the office of NationsBank of Texas, N.A., as Agent (the "Agent"), at 901 Main Street, Dallas, Texas 75202 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of the date hereof among the Borrower, the Lenders and the Agent (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Termination Date, in Dollars and in immediately available funds, the principal amount of ________________________DOLLARS ($____________) or, if
less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.1(d) of the Credit Agreement.

         Upon the occurrence and during the continuance of an Event of Default the balance outstanding hereunder shall bear interest as provided in Section
3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.





                                      1

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

         This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                        GENICOM CORPORATION

                                        By
                                          ----------------------------

                                        Title
                                             -------------------------




                                      2

                               SCHEDULE A TO THE
                                 REVOLVING NOTE
                               OF
                                  --------------
                             DATED JANUARY 12, 1996

                                                                   Unpaid           Name of
              Type                                                 Principal        Person
              of            Interest             Payments          Balance          Making
Date          Loan          Period        Principal    Interest    of Note          Notation
----          ----          --------      ---------    --------    --------         --------





                                       3

                                SCHEDULE 2.3(d)

                             FORM OF SWINGLINE NOTE


$5,000,000                                                      January 12, 1996


         FOR VALUE RECEIVED, GENICOM CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., its successors and assigns (the "Swingline Lender"), at the office of NationsBank of Texas, N.A., as Agent (the "Agent"), at 901 Main Street, Dallas, Texas 75202 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of the date hereof among the Borrower, the Swingline Lender and other Lenders and the Agent (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Termination Date, in Dollars and in immediately available funds, the principal amount of FIVE MILLION DOLLARS ($5,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.3(c) of the Credit Agreement.

         Upon the occurrence and during the continuance of an Event of Default the balance outstanding hereunder shall bear interest as provided in Section
3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Swingline Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to





                                       1
make payments of principal and interest in accordance with the terms of this Note.





                                      2

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.


                                                GENICOM CORPORATION

                                                By
                                                  ----------------------------

                                                Title
                                                     -------------------------




                                      3

                               SCHEDULE A TO THE
                                 SWINGLINE NOTE
                             DATED JANUARY 12, 1996

                                                                  Unpaid         Name of
              Type                                                Principal      Person
              of            Interest            Payments          Balance        Making
Date          Loan          Period       Principal    Interest    of Note        Notation
----          ----          --------     ---------    --------    --------       --------





                                       4

                                Schedule 2.4(e)

                         FORM OF FOREIGN CURRENCY NOTE


                                                                January 12, 1996


              FOR VALUE RECEIVED, GENICOM CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and registered assigns (the "Lender"), at the place and account specified in Section 3.15(b) of Credit Agreement dated as of the date hereof among the Borrower, the Lenders and NationsBank of Texas, N.A., as Agent (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement) (or at such other place or places as the holder hereof may designate), at the times set forth therein, but in no event later than the Termination Date, the aggregate unpaid principal amount of all Foreign Currency Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof at said place and account, on the dates and at the rates selected in accordance with Section 2.4(d) of the Credit Agreement. Each payment on account of an amount due from the Borrower hereunder shall be made in the currency in which such amount is denominated and in such funds as are customary at the place and time of payment for the settlement of international payments in such currency. Without limiting the terms of the preceding sentence, accrued interest on any Foreign Currency Loan shall be payable in the same Available Currency as such Foreign Currency Loan.

       Upon the occurrence and during the continuance of an Event of Default the balance outstanding hereunder shall bear interest as provided in Section
3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

       In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to





                                      1
the principal and interest, all costs of collection, including reasonable attorneys' fees.

       All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

       This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                                  GENICOM CORPORATION

                                                  By
                                                    ----------------------------

                                                  Title
                                                       -------------------------




                                      2

                               SCHEDULE A TO THE
                             FOREIGN CURRENCY NOTE
                               OF
                                  ---------------
                             DATED JANUARY 12, 1996



             Applicable                                             Unpaid          Name of
             Available                                              Principal       Person
             Foreign          Interest            Payments          Balance         Making
Date         Currency         Period      Principal    Interest     of Note         Notation
----         ---------        --------    ---------    --------     ---------       --------





                                       3

                                SCHEDULE 2.5(e)

                          FORM OF TRANCHE A TERM NOTE

$                                                               January 12, 1996
 -----------------


                 FOR VALUE RECEIVED, GENICOM CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and registered assigns (the "Lender"), at the office of NationsBank of Texas, N.A., as Agent (the "Agent"), at 901 Main Street, Dallas, Texas 75202 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of the date hereof among the Borrower, the Lenders and the Agent (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Termination Date, in Dollars and in immediately available funds, the principal amount of ________________________ DOLLARS ($____________) or, if
less than such principal amount, the aggregate unpaid principal amount of all Tranche A Term Loan Advances made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.5(d) of the Credit Agreement.

         Upon the occurrence and during the continuance of an Event of Default the balance outstanding hereunder shall bear interest as provided in Section
3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to





                                       1
make payments of principal and interest in accordance with the terms of this Note.




                                      2

         This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                             GENICOM CORPORATION

                                             By
                                               ----------------------------

                                             Title
                                                  -------------------------




                                      3

                               SCHEDULE A TO THE
                              TRANCHE A TERM NOTE
                                OF _____________
                             DATED JANUARY 12, 1996

                                                                   Unpaid            Name of
            Type                                                   Principal         Person
            of          Interest               Payments            Balance           Making
Date        Loan         Period        Principal    Interest       of Note           Notation
----        ----        --------       ---------    --------       --------          --------





                                       4

                                SCHEDULE 2.6(f)

                          FORM OF TRANCHE B TERM NOTE


$                                                               January 12, 1996
 -----------------


                 FOR VALUE RECEIVED, GENICOM CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and registered assigns (the "Lender"), at the office of NationsBank of Texas, N.A., as Agent (the "Agent"), at 901 Main Street, Dallas, Texas 75202 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of the date hereof among the Borrower, the Lenders and the Agent (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Termination Date, in Dollars and in immediately available funds, the principal amount of ________________________ DOLLARS ($____________), and
to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.6(e) of the Credit Agreement.

         Upon the occurrence and during the continuance of an Event of Default the balance outstanding hereunder shall bear interest as provided in Section
3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto





                                      5
and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.





                                      6

         This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                                 GENICOM CORPORATION

                                                 By
                                                   ----------------------------

                                                 Title
                                                      -------------------------




                                      7

                               SCHEDULE A TO THE
                              TRANCHE B TERM NOTE
                                OF _____________
                             DATED JANUARY 12, 1996

                                                          Unpaid       Name of
        Type                                              Principal    Person
        of       Interest            Payments             Balance      Making
Date    Loan      Period      Principal    Interest       of Note      Notation
----    ----     --------     ---------    --------       --------     --------





                                       8

                                  SCHEDULE 3.2

                     FORM OF NOTICE OF EXTENSION/CONVERSION

NationsBank of Texas, N.A.,
  as Agent for the Lenders

---------------------------

---------------------------

Attn:
     ----------------------

Ladies and Gentlemen:

       The undersigned, GENICOM CORPORATION (the "Borrower"), refers to the Credit Agreement dated as of January 12, 1996 (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, the Lenders and NationsBank of Texas, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 3.2 of the Credit Agreement that it requests an extension or conversion of a Revolving Loan, Foreign Currency Loan, Tranche A Term Loan and/or Tranche B Term Loan outstanding under the Credit Agreement, and in connection herewith sets forth below the terms on which such extension or conversion is requested to be made:

(A)    Type of Loan (together with
       applicable currency of Loan
       in the case of a Foreign
       Currency Loan)
                                                  ----------------------

(B)    Date of Extension or Conversion
       (which is the last day of the
       the applicable Interest Period)
                                                  ----------------------

(C)    Principal Amount of
       Extension or Conversion
                                                  ----------------------

(D)    Applicable Available Foreign
       Currency (if such Loan is
       a Foreign Currency Loan)
                                                  ----------------------

(E)    Interest rate basis
                                                  ----------------------

(F)    Interest Period and the
       last day thereof
                                                  ----------------------





                                      9

                                      2

       The delivery of the Notice of Extension/Conversion shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (ii), (iii), (iv), (v) and (vi) of Section 5.3.

                                           Very truly yours,

                                           GENICOM CORPORATION


                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------




                                      3

                                SCHEDULE 5.1(m)

            FORM OF LEGAL OPINION OF MCGUIRE, WOODS, BATTLE & BOOTHE

                                January 12, 1996



To the Lenders party to the Credit
Agreement referred to below and
NationsBank of Texas, N.A.,
as Agent thereunder

Ladies and Gentlemen:

                 We have acted as counsel to Genicom Corporation, a Delaware corporation (the "Borrower"), Genicom International Holdings Corporation, a Delaware corporation ("International Holdings"), Genicom International Sales Corporation, a Delaware corporation ("International Sales"), Delmarva Technologies Corporation, a Delaware corporation ("Delmarva"), Rastek Corporation, a Delaware corporation ("Rastek"), Enterprising Service Solutions Corporation, a Delaware corporation ("Enterprising"), Printer Systems Corporation, a Virginia corporation ("Printer Systems"), The Printer Connection, Inc., a Virginia corporation ("Printer Connection"), and Printer Systems International, Ltd., a Virginia corporation ("Printer Systems International") (International Holdings, International Sales, Delmarva, Rastek, Enterprising, Printer Systems, Printer Connection and Printer Systems International are collectively referred to herein as the "Guarantors"), in connection with the execution and delivery of a Credit Agreement dated as of January 12, 1996 among the Borrower, the Guarantors, the lenders party thereto (the "Lenders") and NationsBank of Texas, N.A., as Agent for such Lenders (in such capacity, the "Agent"). We are rendering the opinions set forth herein at the request of the Lenders in accordance with Section 5.1(m) of the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Credit Agreement.

                 In rendering the opinions expressed below, we have examined
(i) executed copies of the Credit Agreement, the Security Agreement, the Pledge Agreement, the U.K. Security Agreement executed by the Borrower, the Revolving Notes, the Swingline Note, the Foreign Currency Notes, the Tranche A Term Notes, the Tranche B Term Notes and the Agent's Fee Letter (collectively,





                                      1
the "Credit Documents") and (ii) originals or copies, certified or otherwise identified to our satisfaction, of such corporate records and other agreements, documents (including financing statements) and instruments, and of such certificates or comparable documents of public officials and officers and representatives of the Borrower and the Guarantors, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                 In such examination, we have assumed the genuineness of all signatures (other than signatures of officers of the Borrower and Guarantors), the authenticity of all documents (other than the Credit Documents) submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                 We have further assumed:

                 A. each party to the Credit Documents, other than the Borrower and the Guarantors, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization;

                 B. each of the Credit Documents has been duly authorized by all necessary corporate or other action by each party thereto, other than the Borrower and the Guarantors;

                 C. each of the Credit Documents has been duly executed and delivered by each party thereto, other than the Borrower and the Guarantors; and

                 D. each of the Credit Documents is the legal, valid and binding obligation of each party thereto, other than the Borrower and the Guarantors, enforceable against such party in accordance with its terms, and does not breach, violate or conflict with any agreement or the laws or governmental rules and regulations of any jurisdiction or authority applicable to such party.

                 Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

                 1. Each of the Borrower, International Holdings, International Sales, Delmarva, Rastek and Enterprising is a corporation duly organized, validly existing and in good standing


                                      2
under the laws of the State of Delaware, has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged.

                 2. Each of Printer Systems, Printer Connection and Printer Systems International is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged.

                 3. Each Credit Party has the corporate power and authority to execute, deliver and perform each of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party.

                 4. Each of the Credit Documents has been duly executed and delivered by each Credit Party which is a party thereto.

                 5. Each of the Credit Documents (other than the U.K. Security Agreement executed by the Borrower) constitutes the legal, valid and binding obligation of each Credit Party which is a party thereto, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors rights and remedies generally, and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                 6. The authorized capital stock and the issued and outstanding shares of stock of the direct and indirect Domestic Subsidiaries of the Borrower as set forth in Schedule 1 attached hereto constitute all of the authorized, issued and outstanding shares of stock of all of the direct and indirect Domestic Subsidiaries of the Borrower, and all of such issued and outstanding shares of stock are owned by such Persons as provided in such schedule.

                 7. The execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party do not conflict with or violate any Virginia, Delaware corporate or federal law, or the articles of incorporation or by-laws of any Credit Party.





                                      3

                 8. No consent, approval, waiver, license, authorization or application or other action by or filing with any Virginia, Delaware or federal Governmental Authority is required in connection with the execution, delivery or performance by any Credit Party of the Credit Documents, except for those already obtained or made.

                 9. The Security Agreement creates security interests, as security for the Secured Obligations (as such term is defined in the Security Agreement), in the collateral purported to be covered thereby, which security interests are valid under Article 9 of the Applicable Code (as such term is defined below), to the extent that such Article is applicable thereto, except that the Security Agreement will create such security interests in property in which the Credit Parties have no present rights only when the Credit Parties acquire rights therein. We note that Section 552 of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq. (as amended), limits the extent to which property acquired by a debtor after the commencement of a case under the federal bankruptcy laws may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such a case.

                 10. The due filing and indexing of financing statements in the filing offices in the jurisdictions indicated on Schedule 2 shall perfect the security interests created by the Security Agreement in all right, title and interest of each Credit Party identified as a debtor thereon in those items and types of collateral described in the Security Agreement in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in the respective states in which such filing offices are located (the "Applicable Code"), subject to the following:

                          a.      in the case of proceeds, perfection and the
continuation of perfection of the security interests are limited to the extent set forth in Section 9-306 of the Applicable Code;

                          b.      perfection of the security interests
generally will terminate under the circumstances described in Sections 9-103 (relating, generally, to perfection of security interests in multiple-state transactions and the effect of the change of location of the collateral or the debtor), 9-402 (to the extent that such section relates, generally, to the effect of changes in the debtor's name, identity or corporate structure) and 9-403 (relating, generally, to the duration (12 years in the case of





                                      4
the Maryland Uniform Commercial Code and five years in the case of each other Applicable Code) of the effectiveness of a filing and the filing of continuation statements) of the Applicable Code, unless appropriate action is taken as provided therein; and

                          c.      under certain circumstances described in
Section 9-307 of the Applicable Code, purchasers of collateral may take the same free of a perfected security interest.

                 In giving the opinions set forth in paragraph 10 above, we have assumed that:

                          A.  the form of financing statements satisfy any
requirements of the filing offices;

                          B.  the financing statements include an address of
the secured party from which information concerning the security interest may be obtained; and

                          C.  none of the collateral consists or will consist
of equipment used in farming operations, farm products, accounts or general intangibles arising from or relating to the sale of farm products, consumer goods, crops (including grain), timber, minerals or the like (including oil and gas) or accounts resulting from the sale of minerals or the like (including oil and gas).

                 Our opinion in paragraph 1 above with respect to the good standing of the Credit Parties is based solely on good standing certificates received from the Delaware Secretary of State and the Virginia State Corporation Commission.

                 We express no opinion with respect to the enforceability of the security interests created by the Security Agreement as security for the obligations set forth in Section 3(c) of the Security Agreement to the extent such obligations are not so related to the Credit Documents that such obligations can reasonably have been expected (in the light of existing or future circumstances) by the Credit Parties to have been secured by the Security Agreement.

                 We express no opinion concerning the enforceability of (i) any requirement that provisions of the Credit Documents may be waived or amended only in writing, (ii) any waiver of a right to trial by jury, (iii) forum selection provisions, (iv) consent to service of process in a court proceeding by mail, (v) the right





                                      5
of setoff with respect to a special deposit, and (vi) each Guarantor's waiver in Section 4.2 of the Credit Agreement of any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Borrower's Obligations, or any other similar waiver in any of the Credit Documents.

                 We express no opinion with respect to the applicability of federal and state fraudulent transfer laws to the transactions contemplated by the Credit Documents.

                 We express no opinion with respect to the priority of any security interest created under the Security Agreement.

                 We express no opinion with respect to the applicability of federal or state securities laws to any of the matters addressed in this letter.

                 The opinions expressed in this letter are as of the date of this letter, and we do not undertake to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

                 The opinions herein are limited to the laws of the Commonwealth of Virginia, the General Corporation Law of the State of Delaware and the federal laws of the United States, except to the extent the opinions set forth in paragraph 10 above with respect to the perfection of certain security interests involve conclusions under the laws of various states other than the Commonwealth of Virginia, in which case such opinion is based solely on our review of Article 9 of the Uniform Commercial Code as in effect in such states as reported in the Secured Transactions Guide published by Commerce Clearinghouse, Inc., updated through January 2, 1996.

                 This opinion is rendered solely for your benefit in connection with the transactions described above. This opinion may not be used or relied upon by any other person, and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent except to your bank examiners, auditors and counsel and to prospective transferees of your interests under the Credit Documents and their professional advisers, or as required by law or pursuant to legal process.





                                      6

                                        Very truly yours,





                                      7

                                SCHEDULE 5.1(n)

                       Form of Opinion of Berwin Leighton






                                      1

NationsBank of Texas, N.A. (the "Agent")                         12 January 1996
901 Main Street                                                      MAJN/M985/2
Floor 67
Dallas Texas
75202
United States of America

as agent for the lenders (the "Lenders") from time to time party to a credit agreement (the "Credit Agreement") dated as of the date of this letter between Genicom Corporation (the "Borrower"), the Lenders, the Agent and the other parties' thereto.

Dear Sirs

DEBENTURE (THE "DEBENTURE") ENTERED INTO ON THE DATE OF THIS LETTER BETWEEN THE AGENT AND THE GENICOM LIMITED (THE "CHARGOR")

1      Introduction

1.1    We have acted as your special English legal advisers in connection with:

       (a)     the Credit Agreement; and

       (b)     the Debenture.

1.2 Terms defined or used in the Debenture shall, unless otherwise defined, have the same meanings in this opinion.

1.3    For the purpose of this opinion, we have examined:

       (a)     a facsimile copy of the executed Debenture;

       (b) a certified copy of the certificate of incorporation and memorandum and articles of association in respect of the Chargor;

       (c) a facsimile copy of a written resolution of the board of directors of the Chargor dated 12 January 1996 containing resolutions, inter alia, approving the Debenture.

1.4 We have also examined such other documents as we have considered necessary or desirable to examine for the purpose of giving this opinion.

1.5 We are English lawyers and our opinion relates solely to matters of English law as at the date of this opinion and is also confined strictly to (a) the matters stated herein and is not to be read as extending, by implication or otherwise, to any other matter, and (b) the documents referred to in paragraph 1.3 above.

2      Assumptions

       In giving this opinion, we have assumed:

2.1 the genuineness and the authority of all signatures and seals and the authenticity and completeness of all documents purporting to be originals;





                                      2

2.2 the conformity with originals of all documents submitted to us as copies and that the originals were executed in the manner appearing on the copies and the authenticity and completeness of the originals of such documents;

2.3 that the Chargor has not passed a voluntary winding-up resolution; that no petition has been presented nor order made by a court for the winding-up, dissolution or administration of the Chargor; and that no receiver, trustee, administrator or similar officer has been appointed in relation to the Chargor or any of the Chargor's assets or revenues;

2.4 that the certified copies of the certificate of incorporation and the memorandum and articles of association of the Chargor referred to in paragraph 1.3(b) are true, accurate and up to date;

2.5 that the written resolutions of the directors of the Chargor referred to in paragraph 1.3(c) were duly passed by all duly appointed directors of the Chargor; that any provisions contained in the Companies Act 1985 or the articles of association of the Chargor relating to the declaration of directors' interests or the power of interested directors to vote were duly observed; and that such resolutions have not been amended or rescinded and are in full force and effect;

2.6 the correctness of all information stated or given in any document submitted to us and all warranties and representations in the Debenture;

2.7 the Credit Agreement is legal valid and binding in accordance with the laws under which it is expressed to be governed;

2.8    the Debenture has been duly delivered by the parties;

2.9 the obligations of each party other than the Chargor under the Debenture are legal, valid and binding obligations of that party;

2.10 there are no provisions of applicable foreign law (including the public policy) which would be relevant for the purposes of this opinion; and

2.11 that the undertaking of the obligations assumed by the Chargor in the Debenture is not a fraud on the creditors of the Chargor; that such obligations are being undertaken in good faith for the purpose of carrying on the Chargor's business and are for the benefit of the Chargor and that the Chargor is not unable to pay its debts under
       Section 123 of the Insolvency Act 1986 and that the Chargor will not become unable to pay its debts within the meaning of that Section in consequence of its execution of the Debenture (if the assumptions in this paragraph are incorrect, the Chargor's obligations could be void or voidable).

3      Opinion

       Based on and subject to the foregoing and subject to the qualifications set out below and any matters not disclosed to us, we are of the opinion that:

3.1 the Chargor is a company incorporated and validly existing under the laws of England;

3.2 the Chargor has corporate power under its memorandum and articles of association to enter into, exercise its rights and perform and comply with its obligations under the Debenture;





                                       3

3.3 the execution and delivery of the Debenture on behalf of the Chargor and the performance of its obligations have been duly authorised by all necessary corporate action and is in accordance with its memorandum and articles of association;

3.4 neither the execution and delivery of the Debenture by the Chargor nor the exercise of any of its rights under it nor the performance or observance of any of its obligations under the Debenture need:

       (a) conflict with, violate, or result in any breach of, any law, statute or regulation of general application, by which the Chargor is bound; or

       (b) conflict with, violate, result in any breach of its memorandum and articles of association or cause any limitation on any of its powers imposed by statute or by its memorandum and articles of association on the right or ability of its directors to exercise such powers, to be violated or exceeded;

3.5 the obligations expressed as being assumed by the Chargor under the Debenture constitute legal, valid and binding obligations, enforceable against it in accordance with their terms, and the Debenture creates valid security over the Security Assets;

3.6 no authorisation, consent, approval, licence, qualification or formal exemption from any courts, governmental agency or regulatory authority in England is required as a matter of general law for the execution, delivery and performance by the Chargor of its obligations under the Debenture;

3.7 no registration, filing or declaration with any court, governmental agency or regulatory authority in England is required as a matter of general law for the execution, delivery and performance by the Chargor of its obligations under the Debenture save for:

       (a) the registration of the Debenture with the Registrar of Companies pursuant to Part XII (Registration of Charges) of the Companies Act 1985 within 21 days of the date of creation of the Debenture; and

       (b) registrations with HM Land Registry and/or the Land Charges Registry in relation to the Debenture from time to time insofar as security is taken over freehold or leasehold property;

3.8 no United Kingdom stamp duty or registration tax is payable under the laws of England in connection with the execution, delivery or validity of the Debenture save for any HM Land Registry fees which may be payable in connection with the Debenture; and

3.9 in any proceedings taken in England for the enforcement of the Debenture, the choice of English law as the governing law will be recognised and applied subject to narrow exceptions related to the avoidance of mandatory provisions of foreign law.

4      Qualifications

       The foregoing opinion is subject to the following qualifications:

4.1 the obligations of the Chargor under the Debenture will be subject to any applicable bankruptcy, liquidation, insolvency, administration, reorganisation, moratoria and other laws and general equitable principles





                                       4
       relating to or affecting the enforcement of creditors' rights, and any applicable principles of public policy;

4.2 the enforcement of the rights and obligations of the parties to the Debenture may be limited by the provisions of English law applicable to contracts held to have been frustrated by events happening after their execution;

4.3 where any party to the Debenture is vested with a discretion or may determine a matter in its opinion, then English law may require that such discretion is exercised objectively and reasonably or that such opinion is based upon reasonable and objective grounds;

4.4 we express no opinion as to the efficacy of any powers conferred upon the Agent or the Lenders or any receiver, administrative receiver or similar officer appointed under the Debenture in so far as these powers go beyond those conferred by statute or by common law;

4.5 we express no opinion as to whether specific performance or injunctive relief, being equitable remedies, would be available in respect of any of the obligations of the Chargor;

4.6 any provisions in the Debenture for Default Interest, penalties, compensation, additional interest and the like, if and to the extent that they are not genuine pre-estimates of the Agent's or Lenders' losses, might be held to be unenforceable on the grounds that they are penalties and therefore void;

4.7 an English court may refuse to give effect to any of the undertakings to pay costs made by the Chargor under the Debenture, and an English court might not award by way of costs all of the expenditure incurred by a successful litigant in proceedings brought before the court, and an undertaking by any party (who would not otherwise be liable to pay the same) to the Debenture to bear any indemnity in respect of any taxes or duties might not be enforceable in respect of UK stamp duties, by virtue of Section 117 of the Stamp Act 1891, if such were imposed in the future;

4.8 Clause 20.2 in the Debenture relating to invalidity on account of illegality may not be binding under English law and the question of whether or not such provisions may be severed from other provisions in order to save such other provisions would be determined by an English court at its discretion;

4.9 Clause 21 in the Debenture providing that the terms thereof can only be amended or varied or provisions thereof waived by an instrument in writing or with the consent of the Required Lenders may not be effective;

4.10 any provisions in the Debenture providing that any determination, calculation or certification will be conclusive or binding may not be effective if the determination, calculation or certification is made or given unreasonably, fraudulently, incorrectly, arbitrarily or without good faith and will not necessarily prevent judicial inquiry into the merits of any claims by any party thereto;

4.11 claims may become barred under the Limitation Acts or may be or become subject to defences of set-off or counterclaim;

4.12 we express no opinion as to whether any provision in the Debenture conferring a right of set-off or similar right would be effective against a liquidator, administrator or a creditor;





                                       5

4.13 we express no opinion as to the priority or status of any security interest which may be created pursuant to the Debenture;

4.14 we express no opinion as to whether the English courts would recognise any of the security constituted by the Debenture which is expressed to be by way of fixed or specific charge as a fixed charge, since they may hold such security to be by way of floating charge: for example, to the extent that the Chargor is given liberty to deal with sums standing to the credit of any accounts which are charged, it may be that the security constituted in respect of those accounts will be construed by the courts as being of a floating rather than a fixed nature;

4.15 we express no opinion in this letter as to the existence of any assets purporting to be comprised in any security expressed to be created by the Debenture, whether any such assets are owned by the Chargor or whether the same are now or may hereafter become subject to any equities, rights or interests in favour of any other person ranking in priority to or free from such security or whether the same could be transferred to any other person free of such security;

4.16 it is possible that an English court would hold that a judgment on the Debenture, whether obtained in an English court or elsewhere, would supersede the Debenture to all intents and purposes so that the obligations set forth in the Debenture (even if stated to survive such judgment) would not be held to survive such judgment;

4.17 we have not considered the particular circumstances of any party to the Debenture or the effect of such particular circumstances on those documents or the transactions contemplated thereby.

5      Basis of Opinion

       This opinion (which is limited to the matters stated in it and is not to be read as extending by implication to any other matters not specifically referred to) is addressed solely to you for your own (and the Lenders') use and benefit in connection with the Debenture and may not be relied upon by anyone else (save the Lenders) and may not be disclosed to anyone else (except to your or the Lenders' bank, your or the Lenders' bank examiners, auditors and counsel and to prospective transferees of your or the Lenders' interests under the Credit Agreement and to their professional advisers or as required by law or pursuant to legal process), in each case, without our express written consent.

Yours faithfully



BERWIN LEIGHTON





                                       6

SCHEDULE 6.4

             Required Consents, Authorizations, Notices and Filings



       None

SCHEDULE 6.6



1. U.S. Environmental Protection Agency Initial Administrative Order pursuant to 42 U.S.C. Section 6928(h), and ensuing Resource Conservation and Recovery Act Facility Investigation process focusing on surface and subsurface issues related to historical manufacturing and waste disposal activities at the Waynesboro, Virginia facility.

       With the technical and financial assistance of General Electric Company, the former owner of the Waynesboro, Virginia facility, the Borrower is pursuing a groundwater and soils monitoring program, leading to likely groundwater remediation requirements and long-term follow up groundwater monitoring. Substantial expenditures have been required for engineering advice and program implementation, and expenditures are expected to continue for a period of years. The Borrower's engineers do not currently project a requirement for soil remediation or correction action other than for groundwater.

2. Proceeding before the Virginia Department of Environmental Quality, pursuant to the Virginia Waste Management Act, through which the Department is requiring closure of two (2) former hazardous waste surface impoundments and additional miscellaneous facilities, and post-closure care.

       Final closure of the impoundments is anticipated in early 1996 at a cost of approximately $300,000. Post-closure care expenses are estimated to be approximately $670,000 over a thirty (30) year period.

3. U.S. Environmental Protection Agency General Notice Letter and Request for Information pursuant to the federal Comprehensive Environmental Response Compensation and Liability Act of January 9, 1992 concerning the Aqua-Tech Environmental, Inc. site in Greer, South Carolina; and continuing Borrower involvement with the site.

       On April 24, 1992, EPA issued to the Borrower and to ninety six (96) other parties a Unilateral Administrative Order under 42 U.S.C. Section 9606 requiring them to undertake a removal action at the site. Although the Borrower has denied that it is liable, it has taken an active role in a group of parties that has undertaken the removal action. In December of 1994, the site was placed on the EPA's National Priorities List. It is likely that EPA will seek to recover its costs relating to the site and require the Borrower and all or some of the other approximately 700 identified potentially responsible parties to undertake or fund additional corrective action.

4. Virginia Department of Environmental Quality Notice of Violation of July 20, 1995 pursuant to the Virginia State Water Control

       Law, alleging violation of VPDFS Permit No. VA0002402, and several additional prior Notices of Violation concerning the same Permit. The most recent was for alleged failure to sample and perform one specific analysis. The analysis has been performed and no further agency action is anticipated. The earlier Notices of Violation alleged various Permit violations. The Borrower believes that those matters have been corrected and that no violations are continuing at this time. Although the relevant periods of limitation have not yet run on all of the earlier matters, the Borrower does not anticipate further action from the federal or state agencies.

5. Original Petition and Petition for Injunctive Relief filed August 31, 1995 in an action styled Linn-Faysville Aquifer Preservation Association et al. v. Republic Waste Industries, Inc., et al., Cause No. C4430-95F in the District Court of Hidalgo County, Texas. The Petition alleges that the Borrower and other defendants are strictly liable for damages allegedly suffered by plaintiffs as a result of contamination of a groundwater aquifer allegedly caused by the disposal of materials at a landfill. The action is at a preliminary stage and the Borrower is unable to evaluate the degree of exposure, if any.

6. Genicom Corp. v. Richard J. Carlson. The Borrower has filed suit against Richard Carlson, a former employee, in the General District Court of the City of Waynesboro, Virginia, alleging that Carlson breached his contractual agreement and was unjustly enriched when he failed to return a $12,600 relocation allowance to which he was not entitled. The matter is set to go to trial on February 12, 1996.

7. Genicom Corp. v. Michael S. Mellon. The Borrower has filed suit against Michael S. Mellon, the Borrower's former Vice President of Market Development and Corporate Communications, in the Circuit Court of Fairfax County, Virginia, attempting to recover on a promissory note and a bridge loan. The balance due the Borrower is $29,059.53, plus 7% interest and attorneys' fees. The matter is set to go to trial on March 4-5, 1996.

8. On March 1, 1995, the Borrower purchased certain assets from Harris Adacom Network Services, Inc. pursuant to an Asset Purchase Agreement dated February 23, 1995. The total purchase price was payable in three installments. The Asset Purchase Agreement contemplated the preparation of a closing date balance sheet after closing, and adjustment of the purchase price after closing in the event that the closing date balance sheet reflected total equity of less that a specified figure.

       The Borrower and Harris Adacom and their respective accountants, have not agreed on the closing date balance sheet or the adjustments. The Borrower has paid the last installment of the purchaser price, less certain agreed upon adjustments, into escrow pending resolution of the dispute. Absent agreement on the adjustments, the dispute may be arbitrated or litigated.

9. The Borrower has received from the County of Orange, California, a Notice of Intent to Enforce Collection demanding payment of $9,804.94 in personal property taxes assessed on October 24, 1995 for assets allegedly owned by the Borrower on March 1, 1994 and March 1, 1995.
       This tax is assessed against personal property valued at approximately $800,000, presumably leased to Rockwell International. The Borrower has advised the Orange County Tax Assessor that its records do not indicate that either it or its predecessor in interest, Harris Adacom Network Services, Inc., leased any assets to Rockwell International during the period for which the tax is assessed and that therefore, it should not be liable for the personal property tax assessment.

10. Charge filed by Pamela Baker with the Equal Employment Opportunity Commission in the District of Columbia alleging a claim of sexual and age discrimination, wrongful discharge and compensation. The Borrower is in the process of preparing a response to this claim.

11. Charge filed by Cynthia Russell Ficken with the Equal Employment Opportunity Commission in California alleging a claim of sexual discrimination, a negative performance review and compensation. The EEOC has made no determination on the merits of the charge but has given Ms. Ficken a notice of right to sue. The 90-day time period for Ms. Ficken to sue has not yet expired, but the Borrower has no knowledge that suit has been filed.

12. Charge filed by Phillip Bossard with the Equal Employment Opportunity Commission in Chicago, Illinois alleging a claim of age discrimination and discharge. The Borrower has responded to the charge.

13. Charge filed by Richard Moes with the Equal Employment Opportunity Commission in Chicago, Illinois alleging a claim of age discrimination and discharge. The Borrower has responded to the charge.

14. Charge filed by Mary Borer with the Equal Employment Opportunity Commission in Buffalo, New York alleging a claim of sex discrimination and discharge. The EEOC has found no cause the claim but has issued a notice of right to sue. The 90-day period in which the claimant has to sue on the claim has expired.

15. Jeffrey Knowles v. Genicom Corporation. A former employee filed suit against the Borrower for commissions and bonuses in the United States District Court for the Northern District of Georgia. The Borrower and Mr. Knowles have agreed to settle the matter for $15,000, and the written settlement agreement is in the process of being executed.

16. Terry Rhodes v. Genicom Corporation. A employee search provider filed suit against the Borrower for breach of contract in the General District Court of Rockingham County, Virginia demanding $8,000 in damages. The Borrower obtained a judgment in that suit. The Mr. Rhodes appealed the judgment to the Circuit Court of Rockingham County, Virginia, and the Borrower again obtained a judgment. The time for appealing the Circuit Court judgment has not yet expired.

                                 SCHEDULE 6.12

                               ERISA Disclosures




       None

Schedule 6.14

                                  SUBSIDIARIES


=======================================================================================================
                                                          Jurisdiction of           Ownership
                    Name                                   Incorporation            Interest
                    ----                                   -------------            --------
-------------------------------------------------------------------------------------------------------
 Genicom International Holdings Corporation (GIHC)            Delaware          100% Borrower
-------------------------------------------------------------------------------------------------------
 Genicom (Australia) Pty. Ltd.                               Australia          100% GIHC*
-------------------------------------------------------------------------------------------------------
 Genicom Pty. Limited                                        Australia          100% GIHC*
-------------------------------------------------------------------------------------------------------
 Genicom International Ltd. (GIL)                               U.K.            100% GIHC*
-------------------------------------------------------------------------------------------------------
 Genicom Limited                                                U.K.            100% GIL*
-------------------------------------------------------------------------------------------------------
 Genicom (No. 1) Limited                                        U.K.            100% GIL*
-------------------------------------------------------------------------------------------------------
 Genicom GmbH                                                 Germany           100% GIHC
-------------------------------------------------------------------------------------------------------
 Genicom SARL                                                  France           100% GIHC*
-------------------------------------------------------------------------------------------------------
 Genicom S.A.                                                  France           100% GIHC*
-------------------------------------------------------------------------------------------------------
 Genicom S.p.A.                                                Italy            100% GIHC
-------------------------------------------------------------------------------------------------------
 Genicom Euroholdings B.V.                                The Netherlands       100% GIHC
-------------------------------------------------------------------------------------------------------
 Genicom International Sales Corporation                      Delaware          100% Borrower
-------------------------------------------------------------------------------------------------------
 Delmarva Technologies Corporation                            Delaware          100% Borrower
-------------------------------------------------------------------------------------------------------
 Rastek Corporation                                           Delaware          100% Borrower
-------------------------------------------------------------------------------------------------------
 Rastek Japan Ltd.                                             Japan            50% Rastek Corporation
-------------------------------------------------------------------------------------------------------
 Enterprising Service Solutions Corporation                   Delaware          100% Borrower
-------------------------------------------------------------------------------------------------------
 Printer Systems Corporation (PSC)                            Virginia          100% Borrower
-------------------------------------------------------------------------------------------------------
 The Printer Connection, Inc.                                 Virginia          100% PSC
-------------------------------------------------------------------------------------------------------
 Printer Systems International, Ltd.                          Virginia          100% PSC
-------------------------------------------------------------------------------------------------------
 Genicom Canada, Inc.                                          Canada           100% Borrower
-------------------------------------------------------------------------------------------------------
 Genicom Foreign Sales Corporation                       U.S.Virgin Islands     100% Borrower
-------------------------------------------------------------------------------------------------------
 Genicom de Mexico, S.A. de C.V.                               Mexico           100% Borrower*
=======================================================================================================



* except for qualifying shares required by law to be owned by others, but in each case constituting one percent or less of the total outstanding shares.

SCHEDULE 6.16


                           ENVIRONMENTAL DISCLOSURES

1. U.S. Environmental Protection Agency Initial Administrative Order pursuant to 42 U.S.C. Section 6928(h), and ensuing Resource Conservation and Recovery Act Facility Investigation ("RFI") process, focusing on surface and subsurface issues related to historical manufacturing and waste disposal activities at the Waynesboro, Virginia facility.

       With the technical and financial assistance of General Electric Company, the former owner of the Waynesboro, Virginia facility, Genicom is pursuing a groundwater and soils monitoring program, leading to likely groundwater remediation requirements and long-term followup groundwater monitoring. Substantial expenditures have been required for engineering advice and program implementation, and expenditures are expected to continue for a period of years. Genicom's engineers do not currently project a requirement for soil remediation or correction action other than for groundwater.

2. Proceeding before the Virginia Department of Environmental Quality, pursuant to the Virginia Waste Management Act, through which the Department is requiring closure of two former hazardous waste surface impoundments and additional miscellaneous facilities, and post-closure care.

       With the technical and financial assistance of General Electric Company, the former owner of the Waynesboro, Virginia facility, Genicom (1) has finalized the closure of miscellaneous facilities and has submitted or anticipates the imminent submittal of final reports and anticipates DEQ approval of such reports; and (2) anticipates the imminent submittal of a final Closure Plan for the surface impoundments and DEQ approval of the Closure Plan. Final closure of the impoundments is anticipated in early 1996 at a cost of approximately $300,000. Post-closure care expenses are estimated to be approximately $670,000 over a 30 year period.

3. U.S. Environmental Protection Agency General Notice Letter and Request for Information pursuant to the federal Comprehensive Environmental Response, Compensation and Liability Act of January 9, 1992 concerning the Aqua-Tech Environmental, Inc. site in Greer, South Carolina; and continuing Genicom involvement with the site.

       On April 24, 1992, EPA issued to Genicom and 96 other parties a Unilateral Administrative Order under 42 U.S.C. Section 9606 requiring them to undertake a removal action at the site. Although Genicom has denied that it is liable, it has taken an active role in a group of parties that has undertaken the removal action. In December of 1994 the site was placed on EPA's

       National Priorities List. It is likely that EPA will seek to recover its costs relating to the site and require Genicom and all or some of the other approximately 700 other identified potentially responsible parties to undertake or fund additional corrective action.

4. Through contractual agreements with the former Centronics Data Computer Corporation, alleged responsibility for and involvement in remediation activities pursuant to the federal Comprehensive Environmental Response, Compensation and Liability Act at (1) the ReSolve site in North Dartmouth, Massachusetts, (2) the Silresim Chemical Corporation site in Lowell, Massachusetts, and (3) the Union Chemical Company site in South Hope, Maine.

       On behalf of Centronics and its successor, pursuant to its contractual obligations, Genicom has participated in the activities of groups of potentially responsible parties at the three sites and has paid substantial sums toward the Centronics shares of remediation costs and government reimbursement. Remedial activities at the sites are largely concluded or largely funded at this time, and Genicom does not anticipate substantial additional expenditures relating to site remediation or relating to reimbursement of costs to the U.S. Environmental Protection Agency or state regulatory agencies.

5. Virginia Department of Environmental Quality Notice of Violation of July 20, 1995 pursuant to the Virginia State Water Control Law, alleging violation of VPDES Permit No. VA0002402, and several additional prior Notices of Violation concerning the same Permit. The most recent was for alleged failure to sample and perform one specific analysis. The analysis has been performed and no further agency action is anticipated. The earlier Notices of Violation alleged various Permit violations. Genicom believes that those matters have been corrected and that no violations are continuing at this time. Although the relevant periods of limitation have not yet run on all of the earlier matters, Genicom does not anticipate further action from the federal or state agencies.

6. Original Petition and Petition for Injunctive Relief filed August 31, 1995 in an action styled Linn-Faysville Aquifer Preservation Ass'n, et al. v. Republic Waste Industries, Inc., et al., Cause No. C4430-95F in the District Court of Hidalgo County, Texas. The Petition alleges that Genicom and other defendants are strictly liable for damages allegedly suffered by plaintiffs as a result of contamination of a groundwater aquifer allegedly caused by the disposal of materials at a landfill. The action is at a preliminary stage and Genicom is unable to evaluate the degree of its exposure, if any.

SCHEDULE 7.1(c)

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

       For the fiscal quarter ended _________________, 19___.

       I, ______________________, [Title] of GENICOM CORPORATION (the "Borrower") hereby certify that, to the best of my knowledge and belief, with respect to that certain Credit Agreement dated as of January 12, 1996 (as amended, modified, extended or restated from time to time, the "Credit Agreement"; all of the defined terms in the Credit Agreement are incorporated herein by reference) among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and NationsBank of Texas, N.A., as Agent:

       a. The company-prepared financial statements which accompany this certificate are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, subject to changes resulting from normal year-end audit adjustments.

       b. Since ___________ (the date of the last similar certification, or, if none, the Closing Date) no Default or Event of Default has occurred under the Credit Agreement; and

Delivered herewith are detailed calculations demonstrating compliance by the Credit Parties with the financial covenants contained in Section 7.11 of the Credit Agreement as of the end of the fiscal period referred to above.

       This ______ day of ___________, 19__.


                          GENICOM CORPORATION



                          --------------------------------
                          Title:

                      Attachment to Officer's Certificate

                       COMPUTATION OF FINANCIAL COVENANTS

SCHEDULE 7.1(e)

                                    FORM OF
                           BORROWING BASE CERTIFICATE

       For the calendar month ended _______________, 19__.

       I, the undersigned, the ___________________ [Title] of Genicom Corporation (the "Borrower"), certify as of the date hereof and prior to giving effect to any payment due as of the date hereof under the Credit Agreement dated as of January 12, 1996 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement) among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and NationsBank of Texas, N.A., as Agent:


                                  RECEIVABLES

1.     Receivables (as defined in the
       definition of Eligible Receivables in
       Section 1.1 of the Credit Agreement)                 $_____________

2.     (i) Receivables of the Borrower
       subject to any Lien, other than
       a Permitted Lien                                     $_____________

       (ii) Receivables of the Borrower which
       are more than 90 days from the date of
       invoice (net of reserves for bad debts
       in connection with any such Receivables
       of the Borrower)                                     $_____________

       (iii) 50% of the book value of any
       Receivable of the Borrower not
       otherwise excluded by clause (ii)
       above but owing from an account debtor
       which is the account debtor on any
       existing Receivable of the Borrower
       then excluded by such clause (ii)
       (unless the exclusion by such clause
       (ii) is a result of a legitimate
       dispute by the account debtor and the
       applicable Receivable of the Borrower
       is no more than 90 days past due)                    $_____________

       (iv) Receivables of the Borrower
       evidenced by notes, chattel paper or
       other instruments (unless such notes,
       chattel paper or instruments (a) have
       been delivered to and are in the
       possession of the Agent or (b) the
       aggregate amount of the Receivables
       of the Borrower evidenced thereby is
       not greater than $50,000)                            $_____________

       (v) The lesser of (a) $100,000 or
       (b) Receivables of the Borrower owing
       by an account debtor which is not
       solvent or is subject to any bankruptcy
       or insolvency proceeding of any kind
       (other than any Receivable of the Borrower
       arising after the commencement of a
       bankruptcy or insolvency proceeding
       against the applicable account debtor
       and which either arise from a C.O.D.
       sale or is secured by a perfected first
       priority lien in favor of the Borrower)              $_____________

       (vi) Receivables of the Borrower owing
       by an account debtor located outside of
       the United States (unless payment for
       the goods shipped is secured by an
       irrevocable letter of credit in a form
       and from an institution acceptable to
       the Agent)                                           $_____________

       (vii) Receivables of the Borrower which
       are contingent or subject to offset,
       deduction, counterclaim, dispute or
       other defense to payment, in each case
       to the extent of such offset, deduction,
       counterclaim, dispute or other defense               $_____________

       (viii) Receivables of the Borrower for
       which any direct or indirect Subsidiary
       of the Borrower or any Affiliate of the
       Borrower is the account debtor                       $_____________

       (ix) Receivables of the Borrower
       representing a sale to the government of the United States of America or any subdivision thereof (unless the Borrower has complied (to the satisfaction of the Agent), with respect to the granting of a security interest in such Receivable of the Borrower, with the Federal Assignment of Claims Act or other similar applicable
       law)                                                 $_____________

       (x) Receivables of the Borrower which
       fail to meet such other specifications
       as have been established by the Agent                $_____________

       (xi) Sum of lines (i) through (x)                    $_____________

3.     Eligible Receivables
       (Line 1 less Line 2(xi))                             $_____________

4.     Eligible Receivables Borrowing
       Base (80% of Eligible Receivables)                   $_____________



                                   INVENTORY

5.     Inventory (the lower of the aggregate
       book value (based on a FIFO or a moving
       average cost valuation, consistently
       applied) or fair market value of all
       raw materials, work in process and
       finished goods inventory owned by the
       Borrower less appropriate reserves
       determined in accordance with GAAP)                  $_____________

6.     (i) Inventory subject to any Lien,
       other than any Permitted Lien                        $_____________

       (ii) Inventory which is not in good
       condition or fails to meet standards
       for sale or use imposed by
       governmental agencies, departments
       or divisions having regulatory
       authority over such goods                            $_____________

       (iii) Inventory which is not useable
       or saleable at prices approximating
       their cost in the ordinary course of
       the Borrower's business (including
       without duplication the amount of any
       reserves for obsolescence,
       unsalability or decline in value)                    $_____________

       (iv) Inventory located outside of the
       United States (other than inventory
       of the Borrower in an aggregate amount
       not to exceed $10,000,000 located in
       the Genicom International Distribution
       Center in Colchester, Essex, England)                $_____________

       (v) Inventory located at a location
       leased by the Borrower with respect
       to which the Agent or the Required
       Lenders shall have requested and
       the Agent shall not have received
       a landlord's waiver satisfactory
       to the Agent                                         $_____________

       (vi) Inventory which is leased or on
       consignment                                          $_____________

       (vii) Inventory which fails to meet
       such other specifications as have
       been established by the Agent                        $_____________

       (viii) Sum of lines (i) through (vii)                $_____________

7.     Eligible Inventory
       (Line 6 less Line 7(viii))                           $_____________

8.     Eligible Inventory Borrowing
       Base (40% of Eligible Inventory)                     $_____________



                                 BORROWING BASE

9.     Total Borrowing Base availability
       (Line 4 plus Line 8, provided that
       Line 8 shall not constitute more
       than 50% of the total Borrowing Base)                $_____________

10.    Aggregate Outstanding Revolving Loans,
       Foreign Currency Loans, Swingline Loans
       and LOC Obligations under the Credit

       Agreement                                            $_____________

11. If Line #9 is greater than Line #10, then the difference ($________) (or, if less, the remaining amount of the Revolving
       Committed Amount) is available for
       extensions of credit under the Revolving
       Commitments, the LOC Commitment and the
       Swingline Commitment; if Line #10 is greater than Line #9, then the Borrower shall prepay or otherwise reduce so much of the outstanding
       Revolving Loans, Foreign Currency Loans,
       Swingline Loans and LOC Obligations as
       shall be necessary to eliminate such
       excess ($_________).


With reference to this Borrowing Base certificate, I hereby certify that the above statements are true and correct.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ______________, 19___.

                             GENICOM CORPORATION

                             By
                                ------------------------------
                                [Title]

SCHEDULE 7.12

                           FORM OF JOINDER AGREEMENT

                 THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, 19__, is by and between _____________________, a
___________________ (the "Subsidiary"), and NATIONSBANK OF TEXAS, N.A., in its capacity as Agent under that certain Credit Agreement (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), dated as of January 12, 1996, by and among Genicom Corporation, a Delaware corporation (the "Borrower"), the other Credit Parties party thereto, the Lenders party thereto and NationsBank of Texas, N.A., as Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

                 The Subsidiary is an Additional Credit Party, and, consequently, the Credit Parties are required by Section 7.12 of the Credit Agreement to cause the Subsidiary to become a "Guarantor".

                 Accordingly, the Subsidiary hereby agrees as follows with the Agent, for the benefit of the Lenders:

                 1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby (i) jointly and severally together with the other Guarantors, guarantees to each Lender and the Agent, as provided in
Section 4 of the Credit Agreement, the prompt payment and performance of the Borrower's Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

                 2. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the obligations of an "Obligor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, the Subsidiary hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the Subsidiary in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary. The Subsidiary hereby represents and warrants to the Agent that:

                          (i) The Subsidiary's chief executive office and chief
                 place of business are (and for the prior four months have been) located at the locations set forth on Schedule 1 attached hereto and the Subsidiary keeps its books and records at such locations.

                          (ii) The type of Collateral owned by the Subsidiary
                 and the location of all Collateral owned by the Subsidiary is as shown on Schedule 2 attached hereto.

                          (iii) The Subsidiary's legal name is as shown in this
                 Agreement and the Subsidiary has not in the past four months changed its name, been party to a merger, consolidation or other change in structure (except for the Acquisition) or used any tradename except as set forth in Schedule 3 attached hereto.

                          (iv) The patents and trademarks listed on Schedule 4 attached hereto constitute all of the registrations and applications for the patents and trademarks owned by the Subsidiary.

                 3. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Pledge Agreement, and shall have all the obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, the Subsidiary hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Subsidiary in and to Pledged Shares (as such term is defined in Section 2 of the Pledge Agreement) listed on Schedule 5 attached hereto and the other Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement).

                 4. The address of the Subsidiary for purposes of all notices and other communications is ____________________, ____________________________, Attention of ______________ (Facsimile No.
____________).

                 5. The Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by the Subsidiary under Section 4 of the Credit Agreement upon the execution of this Agreement by the Subsidiary.

                 6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

                 7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Virginia.

                 IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                              [SUBSIDIARY]


                                              By
                                                ----------------------------

                                              Title
                                                   -------------------------

                                              Acknowledged and accepted:

                                              NATIONSBANK OF TEXAS, N.A.,
                                              as Agent

                                              By
                                                ------------------------------

                                              Title
                                                   ---------------------------

                                   SCHEDULE 1
                          TO FORM OF JOINDER AGREEMENT

                          [Chief Executive Office and
                     Chief Place of Business of Subsidiary]

                                   SCHEDULE 2
                          TO FORM OF JOINDER AGREEMENT

                      [Types and Locations of Collateral]

                                   SCHEDULE 3
                          TO FORM OF JOINDER AGREEMENT

                                  [Tradenames]

                                   SCHEDULE 4
                          TO FORM OF JOINDER AGREEMENT

                            [Patents and Trademarks]

                                   SCHEDULE 5
                          TO FORM OF JOINDER AGREEMENT

                                [Pledged Shares]

                                   SCHEDULE 6
                          TO FORM OF JOINDER AGREEMENT

                                    [Leases]

                                SCHEDULE 7.17(a)

                              MORTGAGED PROPERTIES

Owner/                                                                               Owned
Lessee                    Location                                                   or Leased
------                    --------                                                   ---------
Genicom Corporation       14800 Conference Center Drive                              Leased
                          Suite 400
                          Chantilly, Virginia  22021


Genicom Corporation       Turner Building, Warehouse #10                             Leased
                          1420 Genicom Drive
                          Waynesboro, Virginia  22980


Genicom Corporation       McAllen Southwest Industrial District                      Leased
(Subleased to Ogden       Unit 4, Lot 2-D
Atlantic Designs)         McAllen, Texas  78503


Enterprising Service      Bedford Business Park                                      Leased
Solutions Corporation     2-10 Crosby Drive, Bldg. B & C
                          Bedford, Massachusetts  01730





                                       1

                                  SCHEDULE 8.1

                                  Indebtedness



1.             Subordinated Notes

2. purchase money Indebtedness (including Capital Leases) incurred by the Borrower or any of its Subsidiaries up to the aggregate amount of $500,000 for all such Persons.

3.


==========================================================================================================
                                                                                       Amount of
      Debtor                             Creditor                                     Indebtedness
      -----                              --------                                     ------------
----------------------------------------------------------------------------------------------------------
 Genicom, S.A.                BICS                                                10,000,000 French Francs
----------------------------------------------------------------------------------------------------------
 Genicom Limited              TSB Commercial Finance Limited                      1,500,000 Sterling
----------------------------------------------------------------------------------------------------------
 Genicom, S.p.A.              Banca Popolare                                      1,200,000,000 lira
                              IFITALIA - Factors                                  1,200,000,000 lira
                              Italia SpA.

                              Banca Nationale Del Lavoro                          500,000,000 lira

==========================================================================================================


4. Letter of credit #A234513 issued by Chemical Bank for the account of the Borrower in the face amount of $350,000.

5. Letter of credit #T246584 issued by Chemical Bank for the account of the Borrower in the face amount of $50,000.

6. Steamship guaranty issued by Chemical Bank for the account of the Borrower in the face amount of $107,329.

7. Steamship guaranty issued by Chemical Bank for the account of the Borrower in the face amount of $49,708.





                                       1

                                  SCHEDULE 8.8

                             AFFILIATE TRANSACTIONS


                                      None





                                       1

                                SCHEDULE 11.3(b)

                       FORM OF ASSIGNMENT AND ACCEPTANCE


               THIS ASSIGNMENT AND ACCEPTANCE dated as of _______________, 199_ is entered into between ________________ ("Assignor") and ____________________
("Assignee").

               Reference is made to the Credit Agreement dated as of January 12, 1996, as amended and modified from time to time thereafter (the "Credit Agreement") among Genicom Corporation, the other Credit Parties party thereto, the Lenders party thereto and NationsBank of Texas, N.A., as Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

               1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, effective as of the Effective Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitments of the Assignor on the effective date of the assignment designated below (the "Effective Date") and the Revolving Loans owing to the Assignor which are outstanding on the Effective Date, together with unpaid interest accrued on the assigned Loans to the Effective Date and the amount, if any, set forth below of the Fees accrued to the Effective Date for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 11.3(b) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date
(i) the Assignee, if it is not already a Lender under the Credit Agreement, shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

               2. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

               3.   Terms of Assignment

               (a)        Date of Assignment:





                                       1

               (b)        Legal Name of Assignor:

               (c)        Legal Name of Assignee:

               (d)        Effective Date of Assignment:

               (e)        Revolving Commitment Percentage
                          Assigned (expressed as a percentage
                          set forth to at least 8 decimals)
                                                                               %

               (f)        Revolving Commitment Percentage
                          of Assignor after Assignment
                          (set forth to at least 8 decimals)
                                                                               %

               (g)        Total Revolving Loans outstanding
                          as of Effective Date
                                                                  $
                                                                   -------------

               (h)        Principal Amount of Revolving
                          Loans assigned on Effective
                          Date (the amount set forth
                          in (g) multiplied by the
                          percentage set forth in (e))
                                                                  $
                                                                   -------------

               (i)        Foreign Currency Commitment Percentage
                          Assigned (expressed as a percentage
                          set forth to at least 8 decimals)
                                                                               %

               (j)        Foreign Currency Commitment Percentage
                          of Assignor after Assignment
                          (set forth to at least 8 decimals)
                                                                               %

               (k)        Total Foreign Currency Loans
                          outstanding as of Effective Date
                                                                  $
                                                                   -------------

               (l)        Principal Amount of Revolving
                          Loans assigned on Effective
                          Date (the amount set forth
                          in (k) multiplied by the
                          percentage set forth in (i))
                                                                  $
                                                                   -------------

               (m)        Tranche A Term Loan Commitment
                          Percentage Assigned (expressed
                          as a percentage set forth to at
                          least 8 decimals)
                                                                               %

               (n)        Tranche A Term Loan Commitment
                          Percentage of Assignor
                          after Assignment (set forth to
                          at least 8 decimals)
                                                                               %





                                       2

               (o)        Outstanding Balance of Tranche A
                          Term Loan as of Effective Date
                                                                  $
                                                                   -------------

               (p)        Principal Amount of Tranche A
                          Term Loan assigned on Effective
                          Date (the amount set forth
                          in (o) multiplied by the
                          percentage set forth in (m))
                                                                  $
                                                                   -------------

               (q)        Tranche B Term Loan Commitment
                          Percentage Assigned (expressed
                          as a percentage set forth to at
                          least 8 decimals)
                                                                               %

               (r)        Tranche B Term Loan Commitment
                          Percentage of Assignor
                          after Assignment (set forth to
                          at least 8 decimals)
                                                                               %

               (s)        Outstanding Balance of Tranche B
                          Term Loan as of Effective Date
                                                                  $
                                                                   -------------

               (t)        Principal Amount of Tranche B
                          Term Loan assigned on Effective
                          Date (the amount set forth
                          in (s) multiplied by the
                          percentage set forth in (q))
                                                                  $
                                                                   -------------

4. This Assignment and Acceptance shall be effective only upon consent of the Borrower and the Agent, if applicable, delivery to the Agent of this Assignment and Acceptance together with the transfer fee payable pursuant to Section 11.3(b) in connection herewith and recordation in the Register pursuant to Section 11.3(c) of the terms hereof.

5              This Assignment and Acceptance may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Assignment and Acceptance to produce or account for more than one such counterpart.





                                       3

The terms set forth above
are hereby agreed to:

                    , as Assignor
--------------------


By:
   -------------------------------------

Title:
      ----------------------------------


                     , as Assignee
---------------------


By:
   -------------------------------------

Title:
      ----------------------------------

CONSENTED TO:

NATIONSBANK OF TEXAS, N.A.,
as Agent

By:
   ------------------------------------

Title:
      ---------------------------------


GENICOM CORPORATION

By:
   ------------------------------------

Title:
      ---------------------------------




By:
   -------------------------------------

Title:
      ----------------------------------


                     , as Assignee
---------------------

By:
   -------------------------------------




                                       4

Title:
      ----------------------------------

                             [Signatures Continued]





                                       5

CONSENTED TO:

NATIONSBANK OF TEXAS, N.A.,
as Agent

By:
   ------------------------------------

Title:
      ---------------------------------


GENICOM CORPORATION

By:
   ------------------------------------

Title:
      ---------------------------------




                                       6
                                     E-341